UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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ORCHARD THERAPEUTICS PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Orchard Therapeutics plc

(Incorporated and registered in England and Wales

with registered number 11494381)

Registered office: 245 Hammersmith Road, 3rd Floor, London, England W6 8PW, United Kingdom

TRANSACTION PROPOSED—YOUR VOTE IS VERY IMPORTANT

November 16, 2023

Dear Fellow Shareholder:

As previously announced, on October 5, 2023, Orchard Therapeutics plc (“Orchard”) entered into a transaction agreement (as it may be amended, the “Transaction Agreement”) with Kyowa Kirin Co., Ltd., a Japanese joint stock company (kabushiki kaisha) (“KKC”), pursuant to which KKC will acquire the entire issued and to be issued share capital of Orchard (the “Transaction”) by means of a court-sanctioned scheme of arrangement (the “Scheme of Arrangement”) under Part 26 of the Companies Act.

We cordially invite all holders of Orchard ordinary shares to attend two meetings of shareholders of Orchard. The first meeting (the “Court Meeting”) will be held at 245 Hammersmith Road, 3rd Floor, London, England W6 8PW, United Kingdom on December 19, 2023 at 2:00 p.m. (London time). The second meeting (the “General Meeting” and, together with the Court Meeting, the “Shareholder Meetings”) will be held at 245 Hammersmith Road, 3rd Floor, London, England W6 8PW, United Kingdom on December 19, 2023 at 2:15 p.m. (London time) (or as soon thereafter as the Court Meeting shall have been concluded or adjourned).

At the Court Meeting, Orchard shareholders will be asked to consider and vote on the Scheme of Arrangement. At the General Meeting, Orchard shareholders will be asked to consider and vote on (1) a proposal (i) authorizing the Board of Directors of Orchard (the “Orchard Board”) to take all action necessary or appropriate for carrying the Scheme of Arrangement into effect and (ii) making certain amendments to the articles of association of Orchard in order to facilitate the Transaction and (2) a non-binding advisory proposal to approve certain compensation arrangements for Orchard’s named executive officers.

Transaction Overview

If the Transaction is completed:

•

all (i) voting ordinary shares, par value £0.10 per share, of Orchard and (ii) non-voting ordinary shares, par value £0.10 per share, of Orchard (collectively, “Orchard ordinary shares”) will be acquired by KKC;

•

holders of Orchard ordinary shares as of the record time for the Scheme of Arrangement will, on the terms set out in the Scheme of Arrangement, have the right to receive for each Orchard ordinary share held by them at such time an amount equal to (a) $1.60 in cash, without interest, per Orchard ordinary share (the “Cash Consideration”), plus (b) one contractual contingent value right (each, a “CVR”) per Orchard ordinary share, which each represent the right to receive a contingent payment of $0.10 in cash, without interest, if a certain milestone is achieved, pursuant to the Contingent Value Rights Agreement (the “CVR Agreement”) to be entered into between KKC and a rights agent mutually agreeable to Orchard and KKC (the “Rights Agent”) in connection with the completion of the transaction; and

•

accordingly, holders of American Depositary Shares of Orchard, each representing 10 Orchard ordinary shares (“Orchard ADSs”) as of the time that the Scheme of Arrangement becomes effective will have the right to receive for each Orchard ADS an amount equal to (a) $16.00 in cash (less an amount equal to (i) a $0.05 per Orchard ADS cancellation fee, plus (ii) a $0.05 per Orchard ADS cash distribution fee for the distribution of the per ADS Cash Consideration (as defined below), plus (iii) any other fees and expenses payable by such holders pursuant to the terms of the deposit agreement, dated as of November 2, 2018, as amended (the “Deposit Agreement”), by and among Orchard, Citibank, N.A., as depositary (the “Depositary”), and all holders and beneficial owners of Orchard ADSs issued thereunder (“Orchard ADS Fees”), for which the holder of the Orchard ADS is liable) (the “per ADS Cash Consideration”), plus (b) 10 CVRs per Orchard ADS, which each represent the right to receive a contingent payment of $0.10 in cash, without interest, if a certain milestone is achieved, pursuant to the CVR Agreement (together with the per ADS Cash Consideration, the “ADS deliverables”).

The Cash Consideration and per ADS Cash Consideration is denominated in US dollars.

Voting

It is important that holders of Orchard ordinary shares vote at both of the Shareholder Meetings, and that holders of Orchard ADSs provide voting instructions to the Depositary to vote at both of the Shareholder Meetings on their behalf.

Holders of Orchard ordinary shares are encouraged to submit a form of proxy (by post, online or electronically through CREST) for each of the Court Meeting and the General Meeting as soon as possible. Holders of Orchard ordinary shares who hold their Orchard ordinary shares indirectly through a broker, bank, trust company or other nominee must rely on the procedures of such broker, bank, trust company or other nominee in order to assert the rights of a holder of Orchard ordinary shares to vote at the Shareholder Meetings. If this applies to you, we encourage you to consult your broker, bank, trust company or other nominee as soon as possible.

If you hold Orchard ADSs, you will not be able to attend the Shareholder Meetings (in person or otherwise) or submit a form of proxy. However, holders of Orchard ADSs who hold their Orchard ADSs directly (i.e. by having Orchard ADSs registered in their names on the Orchard ADS register maintained by the Depositary) on November 16, 2023 at 5:00 pm (New York time) will be sent ADS voting instruction cards and will have the right to instruct the Depositary how to vote the Orchard ordinary shares underlying their Orchard ADSs with respect to the resolutions to be proposed at the Shareholder Meetings, subject to and in accordance with the terms of the Deposit Agreement. Holders of Orchard ADSs are encouraged to timely submit voting instructions to the Depositary for each of the Court Meeting and the General Meeting as soon as possible. Holders of Orchard ADSs who hold their Orchard ADSs indirectly through a broker, bank, trust company or other nominee must rely on the procedures of such broker, bank, trust company or other nominee in order to assert the rights of an Orchard ADS holder to issue voting instructions to the Depositary. If this applies to you, we encourage you to consult your broker, bank, trust company or other nominee as soon as possible.

For specific instructions on voting Orchard ordinary shares and Orchard ADSs, please refer to the accompanying proxy statement and forms of proxy or ADS voting instruction cards.

Recommendation of the Orchard Board

The Orchard Board considers the terms of the Transaction to be in the best interests of Orchard and its shareholders taken as a whole. Accordingly, the Orchard Board unanimously recommends that Orchard shareholders vote:

• “FOR” the approval of the Scheme of Arrangement at the Court Meeting; and

• “FOR” the approval of both of the resolutions at the General Meeting.

The Orchard Board made its determination after evaluating the Transaction in consultation with Orchard’s management and legal and financial advisors, and after considering a number of factors.

In considering the recommendation of the Orchard Board, you should be aware that directors and executive officers of Orchard may have certain interests in the Transaction that may be different from, or in addition to, the interests of Orchard shareholders generally. See the sections entitled “The General Meeting—Proposal 2—Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements” and “The Transaction—Interests of Orchard’s Non-Employee Directors and Executive Officers in the Transaction” beginning on pages 45 and 79, respectively, of the accompanying proxy statement for further information regarding these interests.

We urge you to read the accompanying proxy statement, including any documents incorporated by reference therein and the Annexes thereto, carefully and in their entirety. In particular, we urge you to read carefully the section entitled “Risk Factors” beginning on page 26 of the accompanying proxy statement for risks relating to the Transaction and the combined company following the Transaction.

If you have any questions regarding the accompanying proxy statement, including any questions on how to vote:

•	if you hold Orchard ordinary shares, please contact Orchard’s registrar, Equiniti Limited, or Orchard’s proxy solicitor, MacKenzie Partners, Inc., or MacKenzie, at the contact information below:

Equiniti Limited

Telephone (call charges apply): +44 (0)371 384 2050 between 8:30 a.m.—5:30 p.m. (London time)

MacKenzie

Email: proxy@mackenziepartners.com

Telephone (toll free): +1 (800) 322-2885, between 9:00 a.m.—5:30 p.m. (London time)

On behalf of the Orchard Board, thank you for your consideration and continued support.

Yours sincerely,

/s/ Bobby Gaspar	/s/ Frank Thomas
Bobby Gaspar	Frank Thomas
Chief Executive Officer, Orchard Therapeutics plc	President and Chief Operating Officer, Orchard Therapeutics plc

NONE OF THE U.S. SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR THE UNITED KINGDOM FINANCIAL CONDUCT AUTHORITY HAS APPROVED OR DISAPPROVED THE TRANSACTION OR OTHER TRANSACTIONS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT OR THE SECURITIES TO BE ISSUED IN CONNECTION WITH THE TRANSACTION, NOR HAVE THEY DETERMINED IF THE ACCOMPANYING PROXY STATEMENT IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

For the avoidance of doubt, the accompanying proxy statement is not intended to be, and is not, a prospectus for the purposes of the Prospectus Rules made under Part 6 of the UK Financial Services and Markets Act 2000 (as set out in the UK Financial Conduct Authority’s Handbook).

The accompanying proxy statement is dated November 16, 2023 and is first being mailed or otherwise delivered to Orchard shareholders on or about November 17, 2023.

THIS NOTICE APPLIES TO ORDINARY SHAREHOLDERS ONLY.

ADS HOLDERS SHOULD REFER TO THE SEPARATE NOTICE SENT BY

THE DEPOSITARY TO THEM WITH THE PROXY STATEMENT.

Orchard Therapeutics plc

(Incorporated and registered in England and Wales

with registered number 11494381)

NOTICE OF COURT MEETING

TO BE HELD ON DECEMBER 19, 2023

IN THE HIGH COURT OF JUSTICE	CR-2023-005790
BUSINESS AND PROPERTY COURTS OF ENGLAND AND WALES COMPANIES COURT (ChD)

IN THE MATTER OF ORCHARD THERAPEUTICS PLC

- and –

IN THE MATTER OF THE COMPANIES ACT 2006

NOTICE IS HEREBY GIVEN that, by an order dated November 15, 2023 made in the above matters, the High Court of Justice of England and Wales (the “Court”) has given permission for a meeting (the “Court Meeting”) to be convened of the holders of Scheme Shares as at the Voting Record Time (each such term having the meaning given to it in the Scheme, as defined below) for the purpose of considering and, if thought fit, approving (with or without modification) a scheme of arrangement proposed to be made pursuant to Part 26 of the Companies Act 2006 (the “Companies Act”) between Orchard Therapeutics plc (“Orchard”) and the holders of the Scheme Shares (the “Scheme” or the “Scheme of Arrangement”) and that the Court Meeting will be held at 245 Hammersmith Road, 3rd Floor, London, England W6 8PW, United Kingdom on December 19, 2023 at 2:00 p.m. (London time).

A copy of the Scheme and a copy of the explanatory statement required to be published pursuant to section 897 of the Companies Act are incorporated in the accompanying proxy statement.

Unless the context requires otherwise, any capitalized term used but not defined in this notice shall have the meaning given to such term in the accompanying proxy statement.

Voting on the resolution to approve the Scheme will be by poll, which shall be conducted as the Chair of the Court Meeting may determine.

Right to Appoint a Proxy, Procedure for Appointment

Scheme Shareholders are strongly encouraged to submit proxy appointments and instructions for the Court Meeting as soon as possible, using any of the methods (by post, online or electronically through CREST) set out in the below Notes to this notice.

Voting Record Time

Entitlement to attend and vote at the Court Meeting or any adjournment thereof and the number of votes which may be cast at the Court Meeting will be determined by reference to the register of members of Orchard at the “Voting Record Time”, which is 6:30 p.m. (London time) on December 15, 2023 or, if the Court Meeting is adjourned, 6:30 p.m. (London time) on the date which is two business days before the date fixed for the adjourned meeting. Changes to the register of members of Orchard after the relevant time shall be disregarded in determining the rights of any person to attend in person or by proxy and vote at the Court Meeting.

Joint Holders

In the case of joint holders of eligible Scheme Shares, the vote of the senior who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s). For this purpose, seniority will be determined by the order in which the names stand in the register of members of Orchard in respect of the joint holding.

Corporate Representatives

As an alternative to appointing a proxy, any holder of eligible Scheme Shares which is a corporation may appoint one or more corporate representatives who may exercise on its behalf all its powers as a member, provided that if two or more corporate representatives purport to vote in respect of the same shares, if they purport to exercise the power in the same way as each other, the power is treated as exercised in that way, and in other cases the power is treated as not exercised.

By the said order, the Court has appointed Hubert Baburaj Gaspar or, failing him, any other Orchard Director, each with a business address of 245 Hammersmith Road, 3rd Floor, London, England W6 8PW, United Kingdom to act as Chair of the Court Meeting and has directed the Chair to report the result thereof to the Court.

YOUR VOTE IS IMPORTANT

Your vote at the Court Meeting is very important. You are strongly encouraged to submit proxy appointments and instructions for the Court Meeting as soon as possible.

Dated November 16, 2023

Slaughter and May

One Bunhill Row

London EC1Y 8YY

Solicitors for the Company

Notes:

The following notes explain your general rights as a Scheme Shareholder and your right to attend and vote at the Court Meeting or to appoint a proxy to vote on your behalf.

1. RIGHT TO APPOINT A PROXY; PROCEDURE FOR APPOINTMENT

Scheme Shareholders are strongly encouraged to submit proxy appointments and instructions for the Court Meeting as soon as possible, using any of the methods (by post, online or electronically through CREST) set out below.

The completion and return of the blue form of proxy by post (or appointment of a proxy online or through CREST) will not prevent you from attending, asking questions and voting at the Court Meeting in person if you are entitled to and wish to do so.

A Scheme Shareholder entitled to attend and vote at the Court Meeting may appoint one or more proxies to exercise all or any of such Scheme Shareholder’s rights to attend, ask questions and, on a poll, to vote, instead of him or her. A proxy need not be a Scheme Shareholder but must attend the meeting for the Scheme Shareholder’s vote to be counted. If a Scheme Shareholder appoints more than one proxy to attend the meeting, each proxy must be appointed to exercise the rights attached to a different share or shares held by the Scheme Shareholder. If a Scheme Shareholder wishes to appoint more than one proxy, they should contact Equiniti Limited on +44 (0)371 384 2050 for further blue forms of proxy or photocopy the blue form of proxy as required.

Scheme Shareholders who do not appoint a proxy will still be entitled to attend, ask questions and vote at the Court Meeting in person.

(a) Sending blue form of proxy by post

A blue form of proxy, for use at the Court Meeting, has been provided with this notice. Instructions for its use are set out on the form. It is requested that the blue form of proxy (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof) be returned in the pre-paid envelope provided to Equiniti Limited, Aspect House, Spencer Road, Lancing, West Sussex BN99 6DA so as to be received as soon as possible and not later than 2:00 p.m. on December 15, 2023 (or, in the case of an adjournment of the Court Meeting, 48 hours (excluding any part of such 48 hour period falling on a non-working day) before the time appointed for the adjourned meeting).

If the blue form of proxy for the Court Meeting is not lodged by the relevant time, it may be emailed to ProxyVotes@equiniti.com or handed to the Chair, or Equiniti on behalf of the Chair, at any time prior to the commencement of the Court Meeting.

(b) Online appointment of proxies

As an alternative to completing and returning the printed blue form of proxy, proxies may be appointed electronically by logging on to the following website: www.sharevote.co.uk.com using the series of numbers printed under the headings Voting ID, Task ID and Shareholder Reference Number on the form of proxy. Alternatively, shareholders who have already registered with Equiniti’s online portfolio service, Shareview, can appoint their proxy electronically by logging on to their portfolio at www.shareview.co.uk by using their usual user ID and password. Once logged in, simply click ‘view’ on the ‘My Investments’ page, click on the link to vote and then follow the on screen instructions. Full details and instructions on these electronic proxy facilities are given on the respective websites. For an electronic proxy appointment to be valid, the appointment must be received by Equiniti not later than 48 hours (excluding any part of such 48-hour period falling on a non-working day) before the time fixed for the Court Meeting or any adjournment thereof. If the electronic proxy appointment is not received by this time, the blue form of proxy may be emailed ProxyVotes@equiniti.com or handed to the Chair, or Equiniti on behalf of the Chair, any time prior to the commencement of the Court Meeting or any adjournment thereof. Full details of the procedure to be followed to appoint a proxy electronically are given on the website.

(c) Electronic appointment of proxies through CREST

If you hold Orchard Voting Ordinary Shares in uncertificated form through CREST and wish to appoint a proxy or proxies for the Court Meeting (or any adjournment thereof) by using the CREST electronic proxy appointment service, you may do so by using the procedures described in the CREST Manual (available via https://www.euroclear.com/en.html). CREST personal members or other CREST sponsored members, and those CREST members who have appointed any voting service provider(s), should refer to their CREST sponsor or voting service provider(s), who will be able to take the appropriate action on their behalf.

In order for a proxy appointment or instruction made using the CREST service to be valid, the appropriate CREST message (a “CREST Proxy Instruction”) must be properly authenticated in accordance with the specifications of Euroclear and must contain the information required for such instructions as described in the CREST Manual. The message (regardless of whether it constitutes the appointment of a proxy or an amendment to the instructions given to a previously appointed proxy) must, in order to be valid, be transmitted so as to be received by Orchard’s Registrar (ID: RA19) not later than 48 hours (excluding any part of such 48 hour period falling on a non-working day) before the time fixed for the Court Meeting or any adjournment thereof. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which Orchard’s Registrar is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST. If the CREST proxy appointment or instruction is not received by this time, the blue form of proxy may be emailed to ProxyVotes@equiniti.com or handed to the Chair, or Equiniti on behalf of the Chair, any time prior to the commencement of the Court Meeting or any adjournment thereof.

CREST members and, where applicable, their CREST sponsors or voting service providers should note that Euroclear does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the input of CREST Proxy Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed any voting service provider(s), to procure that his/her CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. For further information on the logistics of submitting messages in CREST, CREST members and, where applicable, their CREST sponsors or voting service providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.

Orchard may treat as invalid a CREST Proxy Instruction in the circumstances set out in Regulation 35(5)(a) of the CREST Regulations.

(d) Electronic appointment of proxies through Proxymity

If you are an institutional investor you may be able to appoint a proxy electronically via the Proxymity platform, a process which has been agreed by the Company and approved by the Registrar. For further information regarding Proxymity, please go to www.proxymity.io. Your proxy must be received as soon as possible and not later than 2:00 p.m. on December 15, 2023 (or, in the case of an adjournment of the Court Meeting, 48 hours (excluding any part of such 48 hour period falling on a non-working day) before the time appointed for the adjourned meeting).

Before you can appoint a proxy via this process you will need to have agreed to Proxymity’s associated terms and conditions. It is important that you read these carefully as you will be bound by them and they will govern the electronic appointment of your proxy.

2. NOMINATED PERSONS

Any person to whom this notice is sent who is a person nominated under section 146 of the Companies Act to enjoy information rights (a “Nominated Person”) does not, in that capacity, have a right to appoint a proxy, such right only being exercisable by eligible shareholders of Orchard. However, Nominated Persons may, under an agreement between him/her and the shareholder by whom he/she was nominated, have a right to be appointed (or to have someone else appointed) as a proxy for the Court Meeting. If a Nominated Person has no such proxy appointment right or does not wish to exercise it, he/she may, under any such agreement, have a right to give instructions to the shareholder as to the exercise of voting rights.

THIS NOTICE APPLIES TO ORDINARY SHAREHOLDERS ONLY.

ADS HOLDERS SHOULD REFER TO THE SEPARATE NOTICE SENT BY THE DEPOSITARY TO

THEM WITH THE PROXY STATEMENT.

Orchard Therapeutics plc

(Incorporated and registered in England and Wales

with registered number 11494381)

NOTICE OF GENERAL MEETING OF ORCHARD THERAPEUTICS PLC

TO BE HELD ON DECEMBER 19, 2023

NOTICE is hereby given that a General Meeting (the “General Meeting”) of Orchard Therapeutics plc, a public limited company incorporated under the laws of England and Wales (“Orchard” or the “Company”), will be held on December 19, 2023, at 2:15 p.m. (London time) (or as soon thereafter as the Court Meeting (as defined in the Scheme of Arrangement that is included in the accompanying proxy statement) is concluded or adjourned), at 245 Hammersmith Road, 3rd Floor, London, England W6 8PW, United Kingdom for the purpose of considering and, if thought fit, passing the following resolutions, one of which is a special resolution and one of which is an ordinary resolution.

Unless the context requires otherwise, any capitalized term used but not defined in this notice shall have the meaning given to such term in the accompanying proxy statement.

Special resolution

Amendment of the Articles of Association and General Authorisation to Carry Scheme into Effect

1.

THAT, for the purpose of giving effect to the scheme of arrangement dated November 16, 2023 between Orchard and the holders of Scheme Shares (as defined in such scheme of arrangement), a print of which has been produced to this meeting and for the purposes of identification signed by the Chair of this meeting, in its original form or with or subject to any modification, addition, or condition as may be agreed from time to time (including, for the avoidance of doubt, after the date of this resolution) between Orchard and Kyowa Kirin Co., Ltd (“KKC”) which (if required) is approved by the High Court of Justice of England and Wales (the “Court”), or which is otherwise imposed by the Court and is mutually acceptable to Orchard and KKC each acting reasonably and in good faith (the “Scheme”):

A.

the directors of Orchard (or a duly authorized committee of the directors) be and are hereby authorized to take all such action as they may consider necessary or appropriate for carrying the Scheme into effect; and

B.	with effect from the passing of this resolution, the articles of association of Orchard be and are hereby amended by the adoption and inclusion of the following new article 143:

“143 Scheme of Arrangement

(1)

In this article, references to the “Scheme” are to the Scheme of Arrangement under Part 26 of the Act between Orchard and the holders of Scheme Shares dated November 16, 2023 in its original form or with or subject to any modification, addition or condition as may be agreed between

Orchard and KKC and which (if required) is approved by the Court, or which is otherwise imposed by the Court and is mutually acceptable to Orchard and KKC each acting reasonably and in good faith and, save as defined in this article, expressions defined in the Scheme shall have the same meanings in this article. Capitalised terms used but not otherwise defined in this article shall have the meaning ascribed to such terms in the Scheme.

(2)

Notwithstanding any other provision of these articles or the terms of any resolution, whether ordinary or special, passed by Orchard in General Meeting, if Orchard issues any shares (other than to any member of the KKC Group or a nominee of any such person (each such person, a “KKC Company”)) at or after the Voting Record Time but before the Scheme Record Time, such shares shall be issued subject to the terms of the Scheme (and shall be Scheme Shares for the purposes of the Scheme) and the original or any subsequent holder or holders of such shares shall be bound by the Scheme accordingly.

(3)

Subject to the Scheme becoming effective, and notwithstanding any other provision of these articles, if any shares in Orchard are issued or transferred to any person other than a KKC Company (a “New Member”) after the Scheme Record Time (such shares the “Post-Scheme Shares”), such New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) will be obliged, upon the Scheme becoming effective (or, if later, upon the issue or transfer of the Post-Scheme Shares to such New Member), to transfer immediately all of its Post-Scheme Shares free of all encumbrances to KKC (or to such other person as may be nominated by KKC) who shall be obliged to acquire (or procure the acquisition by such other person of) all of the Post-Scheme Shares. In exchange for the transfer of the Post-Scheme Shares, KKC (or such other person as has been nominated by KKC) shall pay or procure the payment to the New Member of the same Cash Consideration and, subject to Article 143(v), deliver such number of CVRs that the New Member would have been entitled to receive pursuant to the Scheme had each Post-Scheme Share been a Scheme Share.

(4)

Notwithstanding the provisions of Article 143(iii) and subject to Article 143(v), if, in respect of any New Member with a registered address in a jurisdiction outside the United Kingdom or the U.S., KKC, any member of the KKC Group or the Rights Agent is advised that the delivery of CVRs pursuant to Article 143(iii) would or might infringe the laws of such jurisdiction or would require KKC, any member of the KKC Group, the Rights Agent or Orchard to observe any governmental or other consent or any registration, filing or other formality with which KKC, any member of the KKC Group, the Rights Agent or Orchard (as the case may be) is unable to comply, or compliance with which by such person is regarded by such person or by KKC (in the case of KKC, acting reasonably) as unduly onerous, each of KKC or the Rights Agent may, in its discretion, determine that such New Member shall not have issued to it the CVRs and, in lieu of the entitlement to CVRs, KKC shall, to the extent permitted by Applicable Law, pay to such New Member an amount per Post-Scheme Share equal to the cash amount (if any), on the same date as such payment is made to the holders of Scheme Shares that hold CVRs in the same manner as the Cash Consideration is payable to such New Member (rounded up or down to the nearest U.S. cent), that such New Member would have been entitled to receive if it had received CVRs pursuant to the Scheme had each Post-Scheme Share been a Scheme Share.

(5)

Where a person becomes a New Member following the occurrence of a CVR Event, KKC (or such other person as has been nominated by KKC) shall not deliver any CVRs to such New Member and shall instead pay such New Member an amount per Post-Scheme Share equal to the cash amount (if any), on the same date and in the same manner as the Cash Consideration is payable to such New Member (rounded up or down to the nearest U.S. cent), that such New Member would have been entitled to receive had it received CVRs pursuant to the Scheme had each Post-Scheme Share been a Scheme Share. For the avoidance of doubt, if no CVR Event has occurred on or prior to 31 December 2024, a person becoming a New Member on or after 1 January 2025 shall be entitled to the Cash Consideration only in respect of any Post-Scheme Shares.

(6)	If, after the Effective Time, Orchard Ordinary Shares shall have been changed to, or exchanged for, a different number or class of shares or securities by reason of any stock dividend, bonus issue, scrip dividend, subdivision, reorganization, merger, consolidation, reclassification, redesignation, recapitalization, share split, reverse share split, combination or exchange of shares, or a stock or scrip dividend shall be declared with a record date falling after the Effective Time, or any similar event shall have occurred, then the amount of any Cash Consideration or CVRs due to a New Member for each Post-Scheme Share pursuant to Article 143(iii) above shall be adjusted by the directors of Orchard in such manner as the auditors of Orchard may determine to be appropriate to provide KKC and the New Members holding any Post-Scheme Share(s) with the same economic effect as contemplated by the Scheme prior to such event. References in this article to shares shall, following such adjustment, be construed accordingly.

(7)

To give effect to any transfer of Post-Scheme Shares required by this article, Orchard may appoint any person as attorney and agent (the “agent”) for the New Member to execute and deliver as transferor a form of transfer or other instrument or instruction of transfer on behalf of the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) in favour of KKC (or such other person as KKC may nominate) and do all such other things and execute and deliver all such documents as may in the opinion of the agent be necessary or desirable to vest the Post-Scheme Shares in KKC (or such other person as KKC may nominate) and pending such vesting to exercise all such rights attaching to the Post-Scheme Shares as KKC may direct. If an agent is so appointed, the New Member shall not thereafter be entitled to exercise any rights attaching to the Post-Scheme Shares unless so agreed in writing by KKC, and Orchard may send to the agent any notice, circular, warrant or other document or communication which may otherwise be required to be sent to the New Member as a member of Orchard.

(8)

Orchard may give good receipt for the Cash Consideration and CVRs due to the New Member pursuant to Article 143(iii) above for the Post-Scheme Shares and may register KKC (or such other person as KKC may nominate) as holder of the Post-Scheme Shares and issue to it certificate(s) for the same. The agent shall be empowered to execute and deliver as transferor a form of transfer or other instrument or instruction of transfer on behalf of the New Member (or any subsequent holder). Orchard shall not be obliged to issue a certificate to the New Member for any Post-Scheme Shares.

(9)

KKC shall settle (or procure the settlement) of the Cash Consideration due to the New Member and delivery of the CVRs due to the New Member pursuant to Article 143(iii) within 14 days of the transfer of the Post-Scheme Shares by the New Member to KKC (or to such other person as KKC may nominate).

(10)

Notwithstanding any other provision of these articles, neither Orchard nor its directors shall register the transfer of any Scheme Shares effected between the Scheme Record Time and the Effective Time (other than to a KKC Company or a nominee of a KKC Company pursuant to the Scheme).

(11)	If the Scheme shall not have become effective by the date referred to in paragraph 10.2 of the Scheme, this article shall be of no effect.”

Ordinary resolution

Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements

THAT, the compensation that may be paid or become payable to Orchard’s named executive officers in connection with the Transaction, as disclosed in the table entitled “Potential Payments to Named Executive Officers” beginning on page 83 of the accompanying proxy statement, including the associated narrative discussion, and the agreements or understandings pursuant to which such compensation may be paid or become payable, are hereby approved.

YOUR VOTE IS IMPORTANT

Your vote at the General Meeting is very important. You are strongly encouraged to submit proxy appointments and instructions for the General Meeting as soon as possible.

By Order of the Board

/s/ Christopher York
Christopher York Company Secretary
Registered Office: 245 Hammersmith Road, 3rd Floor, London, England, W6 8PW

Orchard Therapeutics plc Registered in England and Wales No. 11494381

Notes:

The following notes explain your general rights as a shareholder and your right to attend and vote at the General Meeting or to appoint someone else to vote on your behalf. For the avoidance of doubt, references in these notes to “Orchard shareholders” are to holders of Orchard Voting Ordinary Shareholders only, not holders of Orchard ADSs.

1. ENTITLEMENT TO ATTEND AND VOTE

Pursuant to Regulation 41(1) of the Uncertificated Securities Regulations 2001 (as amended), Orchard has specified that only those Orchard Voting Ordinary Shareholders registered on the register of members of Orchard at 6:30 p.m. (London time) on December 15, 2023 (or, if the meeting is adjourned to a time more than 48 hours after such time, at 6:30 p.m. on the day which is two days prior to the date of the adjourned meeting) (the “Voting Record Time”) shall be entitled to attend and vote at the General Meeting in person or by proxy in respect of the number of Orchard Ordinary Voting Shares registered in their name at that time. If the meeting is adjourned to a time not more than 48 hours after the Voting Record Time, that time will also apply for the purpose of determining the entitlement of members to attend and vote (and for the purposes of determining the number of votes they may cast) at the adjourned meeting. Changes to the register of members after the relevant deadline shall be disregarded in determining the rights of any person to attend and vote at the meeting.

2. RIGHT TO APPOINT A PROXY; PROCEDURE FOR APPOINTMENT

Orchard shareholders are strongly encouraged to submit proxy appointments and instructions for the General Meeting as soon as possible, using any of the methods (by post, online or electronically through CREST) set out below.

The completion and return of the yellow form of proxy by post (or appointment of a proxy online or through CREST) will not prevent you from attending, asking questions and voting in person at the General Meeting, if you are entitled to and wish to do so.

An Orchard Voting Ordinary Shareholder entitled to attend and vote at the General Meeting may appoint one or more proxies to exercise all or any of such Shareholder’s rights to attend, ask questions and, on a poll, to vote, instead of him or her. A proxy need not be a member of Orchard but must attend the meeting for the member’s vote to be counted. If a member appoints more than one proxy to attend the meeting, each proxy must be appointed to exercise the rights attached to a different share or shares held by the member. If a member wishes to appoint more than one proxy they should contact Equiniti Limited on +44 (0)371 384 2050 for further yellow forms of proxy or photocopy the yellow form of proxy as required.

Orchard Voting Ordinary Shareholders who do not appoint a proxy will still be entitled to attend, ask questions and vote in person at the General Meeting if they would prefer to do so.

(a) Sending yellow form of proxy by post

A yellow form of proxy, for use at the General Meeting, has been provided with this notice. Instructions for its use are set out on the form. It is requested that the yellow form of proxy (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof) be returned in the pre-paid envelope provided by Orchard’s Registrars to Equiniti Limited, Aspect House, Spencer Road, Lancing, West Sussex BN99 6DA, so as to be received as soon as possible and in any event not later than 2:15 p.m. on December 15, 2023 (or, in the case of an adjournment of the General Meeting, 48 hours (excluding any part of such 48 hour period falling on a non-working day) before the time appointed for the adjourned meeting).

If the yellow form of proxy for the General Meeting is not received by Equiniti by the relevant time, it will be invalid.

(b) Online appointment of proxies

As an alternative to completing and returning the printed yellow form of proxy, proxies may be appointed electronically by logging on to the following website: www.sharevote.co.uk using the series of numbers printed under the headings Voting ID, Task ID and Shareholder Reference Number on the form of proxy. Alternatively, shareholders who have already registered with Equiniti’s online portfolio service, Shareview, can appoint their proxy electronically by logging on to their portfolio at www.shareview.co.uk by using their usual user ID and password. Once logged in, simply click ‘view’ on the ‘My Investments’ page, click on the link to vote and then follow the on screen instructions. Full details and instructions on these electronic proxy facilities are given on the respective websites. For an electronic proxy appointment to be valid, the appointment must be received by Equiniti not later than 48 hours (excluding any part of such 48-hour period falling on a non-working day) before the time fixed for the General Meeting or any adjournment thereof. Full details of the procedure to be followed to appoint a proxy electronically are given on the website.

(c) Electronic appointment of proxies through CREST

If you hold Orchard Voting Ordinary Shares in uncertificated form through CREST and wish to appoint a proxy or proxies for the General Meeting (or any adjournment thereof) by using the CREST electronic proxy appointment service, you may do so by using the procedures described in the CREST Manual (available at https://www.euroclear.com/en.html). CREST personal members or other CREST sponsored members, and those CREST members who have appointed any voting service provider(s), should refer to their CREST sponsor or voting service provider(s), who will be able to take the appropriate action on their behalf.

In order for a proxy appointment or instruction made using the CREST service to be valid, the appropriate CREST message (a “CREST Proxy Instruction”) must be properly authenticated in accordance with the specifications of Euroclear and must contain the information required for such instructions as described in the CREST Manual. The message (regardless of whether it constitutes the appointment of a proxy or an amendment to the instructions given to a previously appointed proxy) must, in order to be valid, be transmitted so as to be received by Orchard’s Registrar (ID: RA19) not later than 48 hours (excluding any part of such 48 hour period falling on a non-working day) before the time fixed for the General Meeting or any adjournment thereof. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which Orchard’s Registrar is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST.

CREST members and, where applicable, their CREST sponsors or voting service providers should note that Euroclear does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the input of CREST Proxy Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed any voting service provider(s), to procure that his/her CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. For further information on the logistics of submitting messages in CREST, CREST members and, where applicable, their CREST sponsors or voting service providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.

Orchard may treat as invalid a CREST Proxy Instruction in the circumstances set out in Regulation 35(5)(a) of the CREST Regulations.

(d) Electronic appointment of proxies through Proxymity

If you are an institutional investor you may be able to appoint a proxy electronically via the Proxymity platform, a process which has been agreed by the Company and approved by the Registrar. For further information regarding Proxymity, please go to www.proxymity.io. Your proxy must be received as soon as possible and not later than 2:15 p.m. on December 15, 2023 (or, in the case of an adjournment of the General Meeting, 48 hours (excluding any part of such 48 hour period falling on a non-working day) before the time appointed for the adjourned meeting).

Before you can appoint a proxy via this process you will need to have agreed to Proxymity’s associated terms and conditions. It is important that you read these carefully as you will be bound by them and they will govern the electronic appointment of your proxy.

(e) Nominated persons

Any person to whom this notice is sent who is a person nominated under section 146 of the Companies Act to enjoy information rights (a “Nominated Person”) may, under an agreement between him/her and the member by whom he/she was nominated, have a right to be appointed (or to have someone else appointed) as a proxy for the General Meeting. If a Nominated Person has no such proxy appointment right or does not wish to exercise it, he/she may, under any such agreement, have a right to give instructions to the member as to the exercise of voting rights.

The statement of rights of Orchard Voting Ordinary Shareholders in relation to the appointment of proxies described in these notes does not apply to nominated persons. Such rights can only be exercised by Orchard Voting Ordinary Shareholders.

3. APPOINTMENT OF A PROXY BY JOINT HOLDERS

In the case of joint holders, where more than one of the joint holders purports to appoint one or more proxies, only the purported appointment submitted by the most senior holder will be accepted. Seniority shall be determined by the order in which the names of the joint holders stand in Orchard’s register of members in respect of the joint holding.

4. CORPORATE REPRESENTATIVES

Any corporation which is an Orchard Voting Ordinary Shareholder can appoint one or more corporate representatives who may exercise on its behalf all of its powers, provided that if two or more representatives purport to vote in respect of the same shares: if they purport to exercise the power in the same way as each other, the power is treated as exercised in that way; and in other cases, the power is treated as not exercised.

5. VOTES TO BE TAKEN BY A POLL AND RESULTS

At the General Meeting voting on the resolutions will be by poll rather than a show of hands. This is a more transparent method of voting as member votes are to be counted according to the number of Orchard Voting Ordinary Shares held. The results of the polls will be announced by the filing of a current report on Form 8-K with the SEC within four business days of the day the final results are available and published on Orchard’s website as soon as reasonably practicable following the conclusion of the General Meeting.

The ‘WITHHELD’ option on the form of proxy is provided to enable Orchard shareholders to abstain from voting on the resolutions. However, a vote withheld is not a vote in law and will not be counted in the calculation of proportion of votes ‘FOR’ and ‘AGAINST’ the resolutions.

6. WEBSITE PROVIDING INFORMATION REGARDING THE GENERAL MEETING

Information regarding the General Meeting, and a copy of this Notice may be found on Orchard’s website at https://ir.orchard-tx.com/. The information contained on Orchard’s website is not incorporated into, and does not form a part of, this proxy statement or any other report or document on file with or furnished to the SEC.

7. ISSUED SHARE CAPITAL AND TOTAL VOTING RIGHTS

As at November 13, 2023 (being the latest practicable date prior to the publication of this notice) Orchard’s issued share capital consisted of (i) 227,619,539 Orchard Ordinary Shares in issue (of which (A) none were held in treasury (B) 45,705,326 Orchard Non-Voting Ordinary Shares were outstanding, and (C) 181,914,213 Orchard Voting Ordinary Shares were outstanding), and (ii) there is one Orchard Deferred Share in issue which is held by Orchard in treasury. Therefore, the total voting rights in Orchard as at November 13, 2023 were 181,914,213 votes.

8. FURTHER QUESTIONS AND COMMUNICATION

As set out in paragraph 1 above, Orchard shareholders will be permitted to ask questions to the Orchard directors during the course of the General Meeting. The Chair of the General Meeting will ensure that relevant matters relating to the formal business of the General Meeting are addressed in the General Meeting.

Orchard shareholders who have any queries about the General Meeting should contact the Shareholder Helpline operated by Equiniti Limited, Orchard’s Registrar, between 8:30 a.m. and 5:30 p.m. (London Time) Monday to Friday (except English and Welsh public holidays) on +44 (0)371 384 2050. Calls are charged at the standard geographic rate and will vary by provider. Please note that calls may be monitored or recorded and Equiniti cannot provide advice on the merits of the Transaction or the Scheme or give any financial, legal or tax advice.

Orchard shareholders may not use any electronic address or fax number provided in this Notice or in any related documents to communicate with Orchard for any purpose other than those expressly stated. Any electronic communications, including the lodgement of any electronic proxy appointment, received by Orchard, or its agents, that is found to contain any virus will not be accepted.

REFERENCES TO ADDITIONAL INFORMATION

This proxy statement incorporates important business and financial information about Orchard from other documents that Orchard has filed with the SEC, and that are contained in or incorporated by reference into this proxy statement. For a list of documents incorporated by reference into this proxy statement, please see the section entitled “Where You Can Find More Information” beginning on page 133 of this proxy statement. This information is available through the SEC’s website at www.sec.gov.

You may request copies of this proxy statement and any of the documents incorporated by reference into this proxy statement, without charge, by directing a request to Orchard’s Global Corporate Communications Department by email at investors@orchard-tx.com or by telephone at +1 (760) 795-2200 or:

•

if you hold Orchard ordinary shares, by contacting Orchard’s proxy solicitor, MacKenzie, by telephone at +1-800-322-2885 or by email at proxy@mackenziepartners.com or Orchard’s registrar, Equiniti Limited, by telephone at +44 (0)371 384 2050; and

•

if you hold Orchard ADSs, by contacting the Depositary, Citibank, N.A., by telephone at +1- 877- 248-4237 (toll free within the U.S.) or +1-781-575-4555 (for international callers) or by email: citibank@shareholders-online.com.

In order for you to receive timely delivery of the documents in advance of the Shareholder Meetings to be held on December 19, 2023, you must request the information no later than five business days prior to the date of the Shareholder Meetings, being December 12, 2023.

ABOUT THIS PROXY STATEMENT

This document constitutes a proxy statement of Orchard under Section 14(a) of the Securities Exchange Act of 1934, as amended. It also constitutes a notice of meeting with respect to the Court Meeting and the General Meeting and contains an explanatory statement in respect of the Scheme of Arrangement (as required by section 897 of the Companies Act).

KKC has supplied all information contained or incorporated by reference into this proxy statement relating to KKC, and Orchard has supplied all such information relating to Orchard.

Orchard and KKC have not authorized anyone to provide you with information that is different from that contained in or incorporated by reference into this proxy statement, and Orchard and KKC take no responsibility for, and can provide no assurance as to the reliability of, any information others may give you. This proxy statement is dated November 16, 2023 and you should not assume that the information contained in this proxy statement is accurate as of any date other than such date. Further, you should not assume that the information incorporated by reference into this proxy statement is accurate as of any date other than the date of the incorporated document. Neither the mailing of this proxy statement to Orchard shareholders nor the delivery of Orchard ordinary shares pursuant to the Scheme of Arrangement will create any implication to the contrary.

This proxy statement is first being mailed or otherwise delivered to Orchard shareholders on or about November 17, 2023.

CERTAIN DEFINITIONS

Unless otherwise indicated or as the context otherwise requires, all references in this proxy statement to:

•	“ADS deliverables” means the per ADS Cash Consideration and the per ADS share deliverable.

•	“Cash Consideration” means (i) with respect to an Orchard ordinary share, an amount equal to $1.60 in cash or (ii) with respect to an Orchard ADS, the per ADS Cash Consideration.

•	“Cash Memorandum Account” has the meaning given in the CREST Manual.

•	“closing” means the closing of the Transaction.

•	“closing date” means the date on which the closing actually occurs.

•	“Companies Act” means the Companies Act 2006.

•	“Compensation Committee” means the Compensation Committee of Orchard.

•	“Court” means the High Court of Justice of England and Wales.

•	“Court Meeting” means the meeting of the eligible Orchard shareholders convened with the permission of the Court for the purpose of considering and, if thought fit, approving the Scheme Proposal.

•	“Court Order” means the order of the Court sanctioning the Scheme of Arrangement under section 899 of the Companies Act.

•	“Court Sanction Hearing” means the Court hearing at which the Court will decide whether to sanction the Scheme of Arrangement.

•	“CREST Manual” means the CREST Manual published by Euroclear as amended from time to time.

•	“CVR” means one (1) contractual contingent value right per Scheme Share which shall represent the right to receive the CVR Payment, upon the terms and subject to the conditions of the CVR Agreement.

•	“CVR Agreement” means the contingent value rights agreement, to be entered into prior to or concurrently with the effective time, between KKC and the Rights Agent.

•	“CVR Paying Agent” means Wilmington Savings Fund Society, FSB.

•	“CVR Payment” means a contingent payment of $0.10 per CVR, without interest, if a certain milestone is achieved.

•

“Deposit Agreement” means the deposit agreement dated as of November 2, 2018 by and among Orchard, the Depositary and all holders and beneficial owners of the Orchard ADSs issued thereunder, as amended March 10, 2023 (as such agreement is further amended, modified or supplemented from time to time).

•	“Depositary” means Citibank, N.A. as depositary under the Deposit Agreement.

•	“DTC” means The Depository Trust Company.

•

“effective time” means the time at which the Scheme of Arrangement becomes effective (being the time that the Court Order is delivered to the Registrar of Companies in England and Wales in accordance with section 899(4) of the Companies Act).

•	“Equiniti” means Equiniti Limited, incorporated in England and Wales with registered number 06226088, registrar and receiving agent for the Company.

•	“Euroclear” means Euroclear UK & Ireland Limited incorporated in England and Wales with registered number 02878738.

•	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

•

“General Meeting” means the general meeting of the eligible Orchard shareholders to be held for the purpose of considering and, if thought fit, passing the Scheme Implementation Proposal and the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements.

•	“Goldman Sachs” means Goldman Sachs LLC, financial advisor to KKC.

•	“Guggenheim Securities” means Guggenheim Securities, LLC, financial advisor to Orchard.

•	“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

•	“KKC” means Kyowa Kirin Co., Ltd., a Japanese joint stock company (kabushiki kaisha).

•	“KKC Board” means the Board of Directors of KKC.

•	“KKC Constitution” means the memorandum and articles of association of KKC.

•	“Nasdaq” means the Nasdaq Capital Market or the Nasdaq Stock Market LLC, as applicable.

•

“Nominee” has the meaning set forth in the Scheme of Arrangement (being a company falling within Section 67(6) and Section 93(3) of the UK Finance Act 1986 as KKC may in its sole discretion appoint in order to act as transferee of the Orchard ordinary shares underlying the Orchard ADSs pursuant to the Scheme of Arrangement).

•

“Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements” means the proposal at the General Meeting to approve, on an advisory, non-binding basis, the compensation that may be paid or become payable to Orchard’s named executive officers in connection with the Transaction, as disclosed in the table entitled “Potential Payments to Named Executive Officers” beginning on page 83 of this proxy statement, including the associated narrative discussion, and the agreements or understandings pursuant to which such compensation may be paid or become payable.

•	“Orchard” means Orchard Therapeutics plc, a public limited company incorporated in England and Wales.

•

“Orchard ADS Fees” means (i) a $0.05 per Orchard ADS cancellation fee, (ii) a $0.05 per Orchard ADS cash distribution fee for the distribution of the per ADS Cash Consideration (as defined below), plus (iii) any other fees and expenses payable by such holders pursuant to the terms of the Deposit Agreement.

•	“Orchard ADS Register” means the register of Orchard ADSs and registered holders of Orchard ADSs maintained by the Depositary.

•

“Orchard ADSs” means American Depositary Shares representing, as of the date of this proxy statement, a beneficial ownership interest in 10 Orchard ordinary shares on deposit with the Depositary (or a custodian under the Deposit Agreement), subject to the terms and conditions of the Deposit Agreement.

•	“Orchard ADS Voting Record Time” means 5:00 pm (New York time) on November 16, 2023.

•	“Orchard Articles” means the articles of association of Orchard.

•	“Orchard Board” means the Board of Directors of Orchard.

•

“Orchard Board recommendation” means the recommendation by the Orchard Board that Orchard shareholders vote in favor of the Scheme Proposal at the Court Meeting and the Scheme Implementation Proposal at the General Meeting.

•	“Orchard ordinary shares” means the Orchard Voting Ordinary Shares and Orchard Non-Voting Ordinary Shares.

•	“Orchard’s Registrar” means Equiniti Limited.

•	“Orchard shareholders” means holders of Orchard ordinary shares and/or holders of Orchard ADSs.

•	“Orchard Voting Ordinary Shares” means voting Orchard ordinary shares, nominal value £0.10 each, with full voting rights.

•	“Orchard Non-Voting Ordinary Shares” means non-voting Orchard ordinary shares, nominal value £0.10 each, with no voting rights.

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“Orchard Shareholder Resolutions” means (i) the special resolution to amend the organizational documents of Orchard and approve such other matters as may be necessary to facilitate the implementation of the Transaction and/or the Scheme of Arrangement; and (ii) the ordinary resolution to approve the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements.

•	“per ADS Cash Consideration” means an amount equal to $16.00 in cash (less, in the case of an Orchard ADS holder, an amount equal to any Orchard ADS Fees for which the holder is liable).

•	“Proposals” means the Scheme Proposal, the Scheme Implementation Proposal and the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements.

•	“required Orchard shareholder approvals” means the Scheme Proposal and the Scheme Implementation Proposal.

•

“Scheme Implementation Proposal” means at the General Meeting the proposal to (i) authorize the Orchard Board to take all action necessary or appropriate for carrying the Scheme of Arrangement into effect and (ii) make certain amendments to the Orchard Articles in order to facilitate the Transaction, including provisions to ensure that any Orchard ordinary shares that are issued at or after the Voting Record Time will either be subject to the terms of the Scheme of Arrangement or will be acquired by KKC (and/or, at KKC’s election, the Nominee) on the same terms as under the Scheme of Arrangement.

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“Scheme of Arrangement” or “Scheme” means the court-sanctioned scheme of arrangement to effect the Transaction under Part 26 of the Companies Act, as set out in the section entitled “The Scheme of Arrangement” beginning on page 108 of this proxy statement.

•	“scheme deliverables” means (i) the Cash Consideration and (ii) the CVR.

•	“Scheme Proposal” means the proposal at the Court Meeting to approve the Scheme of Arrangement.

•	“Scheme Record Time” has the meaning set forth in the Scheme of Arrangement.

•	“Scheme Shareholders” has the meaning set forth in the Scheme of Arrangement, being the holders of Scheme Shares whose names appear in the register of members of Orchard at the Scheme Record Time.

•	“Scheme Shares” has the meaning set forth in the Scheme of Arrangement, being the Orchard ordinary shares:

•	in issue at the date of this proxy statement;

•	(if any) issued after the date of this proxy statement and prior to the Voting Record Time;

•

(if any) issued at or after the Voting Record Time and prior to the Scheme Record Time, either on terms that the original or any subsequent holders thereof shall be bound by the Scheme of Arrangement or in respect of which the holders thereof shall have agreed in writing to be bound by the Scheme of Arrangement;

in each case remaining in issue at the Scheme Record Time, but excluding (i) any Orchard ordinary shares which are registered in the name of or beneficially owned by KKC or by any of their respective nominees and (ii) any Orchard ordinary shares held in treasury by Orchard.

•	“SEC” means the U.S. Securities and Exchange Commission.

•	“Securities Act” means the Securities Act of 1933, as amended.

•	“Shareholder Meetings” means the Court Meeting and the General Meeting.

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“Transaction” means the acquisition by KKC (and/or, at KKC’s election, the Nominee) of the entire issued and to be issued share capital of Orchard pursuant to the Transaction Agreement and the Scheme of Arrangement.

•	“Transaction Agreement” means the transaction agreement, dated as of October 5, 2023, by and among Orchard and KKC, as it may be amended from time to time.

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“transaction deliverables” means the Cash Consideration and CVR, when used in relation to holders of Orchard ordinary shares, and the ADS deliverables, when used in relation to holders of Orchard ADSs.

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“VAT” means (i) any tax charged or imposed pursuant to Council Directive 2006/112/EC or any national legislation implementing such Directive; and (ii) to the extent not included in (i), any value added tax imposed by the United Kingdom Value Added Tax Act 1994 and any related secondary legislation.

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“Voting Record Time” means 6:30 p.m. (London time) on December 15, 2023 or, if the Court Meeting and/or General Meeting is adjourned, 6:30 p.m. (London time) on the date which is two business days before the date fixed for the adjourned meeting(s).

•	“$”, “US dollars” and “USD” are references to U.S. dollars.

•	“£”, “British pounds” and “GBP” are references to the lawful currency of the United Kingdom.

EXPECTED TIMETABLE OF PRINCIPAL EVENTS

All dates and times are based on Orchard’s current expectations and are subject to change. If any of the dates or times in this expected timetable change, Orchard will publicly announce the changes.

Event	Time and/or Date(1)
Publication of this document	November 16, 2023

Orchard ADS Voting Record Time	5:00 pm (New York time) on November 16, 2023

Latest time for receipt by the Depositary of Orchard ADS voting instructions for Court Meeting and General Meeting	10:00 am (New York time) on December 13, 2023

Latest time for receipt by Orchard’s Registrar of forms of proxy for Court Meeting (BLUE form)	2:00 p.m. (London time) on December 15, 2023 (2)

Latest time for receipt by Orchard’s Registrar of forms of proxy for General Meeting (YELLOW form)	2:15 p.m. (London time) on December 15, 2023 (3)

Voting Record Time	6:30 p.m. (London time) on December 15, 2023 (4)

Court Meeting	2:00 p.m. (London time) on December 19, 2023

General Meeting	2:15 p.m. (London time) on December 19, 2023 (5)

The following dates and times associated with the Scheme of Arrangement are presented for illustrative purposes only, are subject to change and will depend on, among other things, the date on which the conditions to the Scheme of Arrangement are satisfied or, if capable of waiver, waived and the date on which the Court sanctions the Scheme of Arrangement. Orchard will give adequate notice of all of these dates and times, when known, by public announcement. Further updates and changes to these times will be notified in the same way. See also note (1).

Last day for dealings in ADSs on Nasdaq by investors	D-1 or D

Formal suspension by Nasdaq of dealings in ADSs	D

Court Sanction Hearing	D (“D”)

Scheme Record Time	6:00 p.m. (London time) on D+1

Last day for settlement of trades of Orchard ADSs on Nasdaq	D+1 or D+2

Effective date of the Scheme of Arrangement	D+2 (“E”)

Latest date for dispatch of checks and crediting of CREST accounts for the scheme deliverables	E+14

(1)	The dates and times given are indicative only and are based on current expectations and are subject to change (including as a result of changes to the regulatory timetable).
(2)

It is requested that the blue form of proxy for the Court Meeting be received by 2:00 p.m. (London time) on December 15, 2023, or, if the Court Meeting is adjourned, 48 hours prior to the time fixed for the adjourned Court Meeting (excluding any part of such 48-hour period falling on a non-working day). If the blue form of proxy is not lodged by this time, it may be emailed to ProxyVotes@equiniti.com or handed to the Chair, or Equiniti on behalf of the Chair, at any time prior to the commencement of the Court Meeting.

(3)

In order to be valid, the yellow form of proxy for the General Meeting must be received by 2:15 p.m. (London time) on December 15, 2023 or, if the General Meeting is adjourned, 48-hours prior to the time fixed for the adjourned General Meeting (excluding any part of such 48 hour period falling on a non-working day).

(4)

If either the Court Meeting or the General Meeting is adjourned, the Voting Record Time for the relevant adjourned meeting will be 6:30 p.m. (London time) on the day which is two business days prior to the date of the adjourned meeting.

(5)	To commence at 2:15 p.m. (London time) or as soon thereafter as the Court Meeting concludes or is adjourned.

(continued)

QUESTIONS AND ANSWERS ABOUT THE TRANSACTION AND SHAREHOLDER MEETINGS

The following questions and answers are intended to briefly address some commonly asked questions regarding the Transaction, the Transaction Agreement and the Shareholder Meetings. These questions and answers may not address all questions that may be important to you as an Orchard shareholder. Please refer to the section entitled “Summary” beginning on page 15 of this proxy statement and the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to in this proxy statement, which you should read carefully and in their entirety. You may obtain the information incorporated by reference into this proxy statement without charge by following the instructions under the section entitled “Where You Can Find More Information” beginning on page 133 of this proxy statement.

Q:	Why am I receiving this proxy statement?

A:

On October 5, 2023, Orchard and KKC entered into the Transaction Agreement, pursuant to which KKC (and/or, at KKC’s election, the Nominee) will acquire the entire issued and to be issued share capital of Orchard. The Transaction will be implemented by means of the Scheme of Arrangement, which is a court-sanctioned scheme of arrangement under Part 26 of the Companies Act.

The Transaction is conditional on, among other things, Orchard shareholders approving the Scheme Proposal at the Court Meeting and the Scheme Implementation Proposal at the General Meeting. In order for the Transaction to proceed, it is therefore very important that you vote at both the Court Meeting and the General Meeting. As set out elsewhere in this proxy statement, the Orchard Board unanimously recommends that you vote in favor of the resolutions at the Court Meeting and the General Meeting. Instructions on how to vote are set out beginning on page 37, in the case of Orchard ADS holders, and page 38, in the case of Orchard ordinary shareholders, of this proxy statement.

We have included in this proxy statement important information about the Transaction, the Transaction Agreement (a copy of which is included as Annex A to this proxy statement) and the Shareholder Meetings. You should read this information carefully and in its entirety. The enclosed forms of proxy (for registered holders of Orchard ordinary shares) and voting instruction cards (for registered holders of Orchard ADSs) will allow Orchard shareholders to vote at the Shareholder Meetings without attending in person.

After completion of the Transaction, Orchard will be an indirect wholly owned subsidiary of KKC, the Orchard ADSs will be delisted from Nasdaq and deregistered under the Exchange Act, and Orchard will no longer be required to file periodic reports with the SEC.

Q:	What is the Scheme of Arrangement?

A:

A “scheme of arrangement” is a court-sanctioned arrangement between an English company (such as Orchard) and its shareholders under Part 26 of the Companies Act, which can be used as a transaction structure to effect an acquisition, takeover or other business combination. A scheme of arrangement enables a buyer to acquire the entire issued share capital of a target company if the scheme of arrangement has been approved by the requisite majorities of the target company’s shareholders and the scheme of arrangement has been sanctioned by the Court.

The Transaction will be completed by means of the Scheme of Arrangement, a copy of which is included in this proxy statement beginning on page 108, which will enable KKC (and/or, at KKC’s election, the Nominee) to acquire the outstanding Orchard ordinary shares. In order to be effected, the Scheme of Arrangement requires the approval of the requisite majorities of Orchard shareholders and the sanction of the Court. The Scheme of Arrangement and the votes required by the Orchard shareholders to approve the Scheme of Arrangement are further described under the section entitled “Scheme Proposal and the Court Meeting and the General Meeting—Explanatory Statement” beginning on page 30 of this proxy statement.

Q:	What will I receive if the Transaction is completed?

A:	If the Transaction is completed:

•	all Orchard ordinary shares will be acquired by KKC (and/or, at KKC’s election, the Nominee);

•

holders of Orchard ordinary shares as of the record time for the Scheme of Arrangement will have the right to receive, for each Orchard ordinary share held by them at such time, the scheme deliverables, consisting of an amount equal to $1.60 in cash plus one contingent value right to receive an amount equal to $0.10 per Orchard ordinary share; and

•

accordingly, holders of Orchard ADSs as of the effective time will have the right to receive, for each Orchard ADS, an amount equal to $16.00 in cash (less, an amount equal to any Orchard ADS Fees for which the holder of the Orchard ADS is liable) plus ten contingent value rights, each representing a right to receive an amount equal to $0.10 per Orchard ordinary share.

You will not have any rights with respect to your Orchard ordinary shares and/or Orchard ADSs after the completion of the Transaction other than the right to receive the applicable transaction deliverables.

Q:	What will holders of Orchard equity compensation awards receive if the Transaction is completed?

A:	At the effective time:

Each vested Orchard Share Option that has a per share exercise price that is less than the Cash Consideration (each, an “In-the-Money Vested Orchard Share Option”) that is outstanding and unexercised immediately prior to the Effective Time shall, by virtue of the Transaction, automatically and without any action on the part of the Parties or the holder thereof, be canceled and converted into the right to receive, for each Orchard Ordinary Share underlying such In-the-Money Vested Orchard Share Option, without interest and subject to deduction and withholding for employee income tax and employee National Insurance contributions or social security contributions, (i) an amount in cash equal to the excess of the Cash Consideration over the per share exercise price of such In-the-Money Vested Orchard Share Option and (ii) one CVR. KKC shall cause Orchard (or another applicable Subsidiary of KKC) to pay such cash amount through the payroll systems of Orchard (or another applicable Subsidiary of KKC) and deliver such CVR as soon as practicable on or following the Effective Time (but in no event later than the first ordinary payroll of Orchard (or another applicable Subsidiary of KKC) following the Effective Time).

Each unvested Orchard Share Option that has a per share exercise price that is less than the Cash Consideration (each, an “In-the-Money Unvested Orchard Share Option”) that is outstanding immediately prior to the Effective Time, shall, by virtue of the Transaction, automatically and without any action on the part of the Parties or holder thereof, be canceled without payment of any consideration being made in respect thereof.

Each Orchard Share Option, whether vested or unvested, with an exercise price per share equal to or greater than the Cash Consideration shall, by virtue of the Transaction, automatically and without any action on the part of the Parties or the holder thereof, be canceled at the Effective Time without payment of any consideration being made in respect thereof.

Each vested Orchard RSU that is outstanding immediately prior to the Effective Time shall, by virtue of the Transaction, automatically and without any action on the part of the Parties or the holder thereof, be canceled and converted into the right to receive, for each Orchard Ordinary Share underlying such Orchard RSU, without interest and subject to deduction and withholding for employee income tax and employee National Insurance contributions or social security contributions, (i) an amount in cash equal to the Cash Consideration and (ii) one CVR. KKC shall cause Orchard (or another applicable Subsidiary of KKC) to pay such cash amount through the payroll systems of Orchard (or another applicable Subsidiary of KKC) and deliver such CVR as soon as practicable on or following the Effective Time (but in no event later than the first ordinary payroll of Orchard (or another applicable Subsidiary of KKC) following the Effective Time). Each unvested Orchard RSU that is outstanding immediately prior to the Effective Time (each, an “Unvested Orchard RSU”), shall, by virtue of the Transaction, automatically and without any action on the part of the Parties or holder thereof, be canceled without payment of any consideration being made in respect thereof.

Each vested Orchard PSU that is outstanding immediately prior to the Effective Time shall, by virtue of the Transaction, automatically and without any action on the part of the Parties or the holder thereof, be canceled and converted into the right to receive, for each Orchard Ordinary Share underlying such Orchard PSU, determined based on maximum level of achievement for all performance objectives, without interest and subject to deduction and withholding for employee income tax and employee National Insurance contributions or social security contributions, (i) an amount in cash equal to the Cash Consideration and (ii) one CVR. KKC shall cause Orchard (or another applicable Subsidiary of KKC) to pay such cash amount through the payroll systems of Orchard (or another applicable Subsidiary of KKC) and deliver such CVR as soon as practicable on or following the Effective Time (but in no event later than the first ordinary payroll of Orchard (or another applicable Subsidiary of KKC) following the Effective Time). Each unvested Orchard PSU that is outstanding immediately prior to the Effective Time (each, an “Unvested Orchard PSU”), shall, by virtue of the Transaction, automatically and without any action on the part of the Parties or holder thereof, be canceled without payment of any consideration being made in respect thereof.

KKC also agrees to implement a new transitional cash plan (“Transitional Cash Plan”) and grant (or procure the grant) of cash awards (each, a “Transition Award”) under such Transitional Cash Plan to all holders of In-the-Money Unvested Orchard Share Options, Unvested Orchard RSUs and/or Unvested Orchard PSUs immediately prior to the Effective Time.

Q:	What are Orchard shareholders being asked to consider and approve?

A.	Orchard shareholders are being asked to consider and approve the following resolutions at the Shareholder Meetings:

Proposal	Description	Orchard Board Recommendation	Approval required to complete the Transaction
Court Meeting
1. Scheme Proposal	To approve the Scheme of Arrangement.	FOR	Yes
General Meeting
1. Scheme Implementation Proposal	To (i) authorize the Orchard Board to take all action necessary or appropriate for carrying the Scheme of Arrangement into effect and (ii) make certain amendments to the Orchard Articles in order to facilitate the Transaction, including provisions to ensure that any Orchard ordinary shares that are issued at or after the Voting Record Time will either be subject to the terms of the Scheme of Arrangement or will be acquired by KKC (and/or, at KKC’s election, the Nominee) on the same terms as under the Scheme of Arrangement.	FOR	Yes

2. Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements	To approve, on an advisory, non-binding basis, the compensation that may be paid or become payable to Orchard’s named executive officers in connection with the Transaction, as disclosed in the table entitled “Potential Payments to Named Executive Officers” beginning on page 83 of this proxy statement, including the associated narrative discussion, and the agreements or understandings pursuant to which such compensation may be paid or become payable.	FOR	No

The Transaction cannot be completed unless each of the Scheme Proposal and the Scheme Implementation Proposal is passed. Each copy of this proxy statement mailed to registered holders of Orchard ordinary shares is accompanied by two forms of proxy with instructions for voting.

For registered holders of Orchard ordinary shares, the blue form of proxy corresponds to the Court Meeting and the yellow form of proxy corresponds to the General Meeting. The Depositary will mail to registered holders of Orchard ADSs as of the Orchard ADS Voting Record Time (i) a Depositary Notice of Court Meeting and General Meeting for Orchard Therapeutics plc, (ii) a voting instruction card and (iii) this proxy statement. You are encouraged to submit a proxy (by post, online or electronically through CREST) or voting instructions for each of the Court Meeting and the General Meeting as soon as possible. If you hold Orchard ordinary shares or Orchard ADSs indirectly through a broker, bank, trust company or other nominee you must rely on the procedures of such broker, bank, trust company or other nominee in order to submit your voting instructions for both the Court Meeting and the General Meeting. Providing voting instructions via a broker, bank, trust company or other nominee may require the provision of information by a particular deadline, well in advance of the deadline to submit proxies or voting instructions, and therefore you are encouraged to reach out to such broker, bank, trust company or other nominee as quickly as possible.

If the Scheme of Arrangement becomes effective, it will be binding on all Scheme Shareholders, including Scheme Shareholders who vote against the Scheme Proposal and the Scheme Implementation Proposal.

Q:	How does the Orchard Board recommend that I vote at the Shareholder Meetings?

A:

The Orchard Board unanimously recommends that Orchard shareholders vote “FOR” the Scheme Proposal at the Court meeting, “FOR” the Scheme Implementation Proposal at the General Meeting and “FOR” the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements at the General Meeting. See the section entitled “The Transaction—Recommendation of the Orchard Board; Orchard’s Reasons for the Transaction” beginning on page 60 of this proxy statement.

Q:	What are the Shareholder Meetings?

A:	Orchard is holding two separate Orchard shareholder meetings in connection with the Transaction:

Court Meeting: In order for the Scheme of Arrangement to become effective, the Scheme of Arrangement must be approved by the requisite majorities of Scheme Shareholders. This approval is to be obtained at the Court Meeting, which is convened with the permission of the Court. The purpose of the Court Meeting is to allow the Court to ascertain whether Scheme Shareholders are in favor of the Scheme of Arrangement.

General Meeting: In addition to the approval of the Scheme of Arrangement at the Court Meeting, certain additional resolutions regarding the Transaction are proposed to be approved at the General Meeting.

Q:	When and where are the Court Meeting and the General Meeting?

A:

The Court Meeting will be held at 245 Hammersmith Road, 3rd Floor, London, England W6 8PW, United Kingdom on December 19, 2023 at 2:00 p.m. (London time). The General Meeting will be held at 245 Hammersmith Road, 3rd Floor, London, England W6 8PW, United Kingdom on December 19, 2023 at 2:15 p.m. (London time) (or as soon thereafter as the Court Meeting shall have been concluded or adjourned).

Q:	What if I plan to attend the Shareholder Meetings?

A:

Ordinary shareholders can attend the Meeting, but attendance will be limited to ordinary shareholders of record as of 6:30 p.m. London time (11:30 p.m. Eastern time) on December 15, 2023. In order to obtain admittance to the Meeting each ordinary shareholder may be asked to present valid picture identification, such as a driver’s license or passport. If your ordinary shares are held in “street name” through brokerage accounts or by a bank or other nominee you may be able to attend at the discretion of the Chair, and may also be asked to show a recent brokerage statement or account statement reflecting share ownership as of the record date as well as valid picture identification in order to obtain admittance to either the General Meeting or Court Meeting.

If you are a “street name” holder of Orchard ordinary shares, as a matter of English law your name will not be entered in Orchard’s register of members. Accordingly, if you wish to vote directly (i.e., in your own name) at the Court Meeting and/or General Meeting, you must contact your broker/nominee who will arrange for the completion of the required transfer form from their custody into your registered name, prior to the Voting Record Time.

If you are an ADS holder, please note that you will not be able to cast votes at the Meeting. In order to vote your ADSs, you should complete and submit the ADS Proxy Card in accordance with the instructions set forth in this proxy statement. If the arrangements for the Court Meeting or the General Meeting change materially, we will issue a further communication via a Form 8-K filing with the U.S. Securities and Exchange Commission (the “SEC”) and on the Investors & Media section of our website at www.orchard-tx.com.

Q:	What are “Scheme Shares”, “Scheme Shareholders” and the “Scheme Record Time”?

A:	Under the Scheme of Arrangement:

“Scheme Shares” are the Orchard ordinary shares:

•	in issue at the date of this proxy statement;

•	(if any) issued after the date of this proxy statement and prior to the Voting Record Time;

•

(if any) issued at or after the Voting Record Time and prior to the Scheme Record Time, either on terms that the original or any subsequent holders thereof shall be bound by the Scheme of Arrangement or in respect of which the holders thereof shall have agreed in writing to be bound by the Scheme of Arrangement;

in each case, remaining in issue at the Scheme Record Time, but excluding (i) any Orchard ordinary shares which are registered in the name of or beneficially owned by KKC or by any of its respective nominees and (ii) any Orchard ordinary shares held in treasury by Orchard.

“Scheme Shareholders” are the holders of Scheme Shares whose names appear in the register of members of Orchard at the Scheme Record Time.

The “Scheme Record Time” is expected to be 6.00 p.m. (London time) on the business day immediately prior to the effective time.

Accordingly, if you are a registered holder of Orchard ordinary shares and do not sell your shares prior to the Scheme Record Time, your Orchard ordinary shares will be Scheme Shares and you will be a Scheme Shareholder.

Q:	What is the Voting Record Time? What is the Orchard ADS Voting Record Time?

A:

The holders of Orchard ordinary shares that will be entitled to vote at the Shareholder Meetings are those listed in Orchard’s register of members as of the Voting Record Time, which is 6:30 p.m. (London time) on December 15, 2023, or, if either Shareholder Meeting is adjourned, 6:30 p.m. (London time) on the day which is two business days prior to the date of the adjourned meeting.

The holders of Orchard ADSs that will be entitled to provide voting instructions to the Depositary in respect of the Shareholder Meetings are those registered on the Orchard ADS Register as of the Orchard ADS Voting Record Time, which is 5:00 pm (New York time) on November 16, 2023.

Q:	Who can attend and vote at the Court Meeting and General Meeting?

A:

If you are a “shareholder of record”: Each Orchard shareholder who is entered in Orchard’s register of members at the Voting Record Time will be entitled to attend and vote on all resolutions to be put to the Court Meeting and the General Meeting.

If either meeting is adjourned, only those Orchard shareholders on the register of members at 6:30 p.m. (London time) on the date which is two days (excluding non-working days) before the adjourned meeting will be entitled to attend and vote.

If you hold Orchard ordinary shares in “street name”: Each beneficial owner of Orchard ordinary shares (i.e., holds its Orchard ordinary shares in “street name” through a broker, bank, trust company or other nominee) will be entitled to direct his or her broker, bank, trust or other nominee how to vote such Orchard ordinary shares on all resolutions to be put to the Court Meeting and the General Meeting. If you are a ‘‘street name’’ holder of Orchard ordinary shares and wish to attend the Court Meeting and/or the General Meeting, you will need to bring evidence of your share ownership in the form of a recent brokerage statement or account statement reflecting share ownership as of the record date as well as valid picture identification. On verification of such evidence, you will be admitted to the Court Meeting and/or the General Meeting, but may not vote at the Court Meeting and/or General Meeting unless you are a shareholder of record or hold a valid proxy from a shareholder of record. As a matter of English law, by virtue of your holding of Orchard ordinary shares in “street name”, your name will not be entered in Orchard’s register of members. You will need to contact your broker, bank, trust company or other nominee in order to submit your voting instructions for both the Court Meeting and the General Meeting. Providing voting instructions via a broker, bank, trust company or other nominee may require the provision of information by a particular deadline, well in advance of the deadline to submit proxies or voting instructions, and therefore you are encouraged to reach out to such broker, bank, trust company or other nominee as quickly as possible.

If you wish to vote directly (whether in person or by proxy) (i.e., in your own name) at the Court Meeting or General Meeting, you must contact your broker/ nominee who will arrange for the completion of a transfer form from their custody into your registered name prior to the Voting Record Time.

If you are an Orchard ADS holder of record: Orchard ADS holders are not entitled to vote directly on the resolutions at the Court Meeting or the General Meeting. Instead, Orchard ADS holders on the Orchard ADS Register at the Orchard ADS Voting Record Time will be eligible to provide the Depositary with voting instructions for the Shareholder Meetings as long as those instructions are received no later than 10:00 am (New York time) on December 13, 2023, or if the Shareholder Meetings are adjourned, such later date as may be notified by the Depositary.

If you hold Orchard ADSs in “street name”: If you hold Orchard ADSs indirectly through a broker, bank, trust company or other nominee you must rely on the procedures of such broker, bank, trust company or other nominee in order to assert the rights of an Orchard ADS holder to issue voting instructions to the Depositary. If this applies to you, we encourage you to consult your broker, bank, trust company or other nominee as soon as possible.

Q:

If my Orchard ordinary shares are held in ‘‘street name’’ by my broker, bank, trust or other nominee, will my broker, bank, trust or other nominee vote my Orchard ordinary shares or Orchard ordinary shares for me?

A:

If your shares are held in the name of a broker, bank, trust or other nominee as a custodian, you are a “street name” holder. Please follow the voting instructions provided by your broker, bank, trust or other nominee. Please note that you may not vote shares held in street name by returning a proxy card or voting instruction directly to Orchard or by voting in person at the General Meeting or the Court Meeting, unless you provide a “legal proxy” which you must obtain from your broker, bank, trust or other nominee.

Except as described in the preceding paragraph, unless you instruct your broker, bank, trust or other nominee how to vote your Orchard ordinary shares, your shares will NOT be voted on any of the proposals presented at the General Meeting or the Court Meeting.

Q:	Can an Orchard ADS holder vote directly at the Court Meeting or General Meeting?

A:

If you are an Orchard ADS holder and you wish to vote directly (whether in person or by proxy) at the Court Meeting or the General Meeting, you must elect to become a shareholder of record by surrendering your Orchard ADSs to the Depositary in exchange for the Orchard ordinary shares represented by those Orchard ADSs, in accordance with the terms and conditions of the Deposit Agreement, so as to become a registered holder of Orchard ordinary shares prior to the Voting Record Time. In order to surrender your Orchard ADSs and withdraw the underlying Orchard ordinary shares:

•

if you are a registered holder of Orchard ADSs, you should follow the steps described under “Scheme Proposal and the Court Meeting and the General Meeting—Explanatory Statement” beginning on page 30 of this proxy statement; and

•

if you hold Orchard ADSs indirectly through a broker, bank, trust company or other nominee, you should contact your broker, bank, trust company or nominee to make the necessary arrangements to ensure the necessary processing can be completed in time.

Q:	What is the quorum requirement of the General Meeting?

A:

The presence at the General Meeting of one or more members present, in person or by proxy or corporate representative, who represent at least one-third of the voting rights of all the members entitled to attend and vote on the business to be transacted at the General Meeting is necessary to constitute a quorum.

Q:	What is the required vote for each Proposal?

A:

The Scheme Proposal must be approved by a simple majority in number of Orchard ordinary shareholders present and voting (and entitled to vote) in person or by proxy, representing at least 75% in value of the Orchard ordinary shares in respect of which a vote has been cast. This dual majority is intended to provide protection to both majority and minority shareholders of record of Orchard.

If you are an Orchard ADS holder it is the underlying Orchard ordinary shares voted by the Depositary at your direction which will be counted for the purposes of the above tests. While all of the Orchard ordinary shares voted by the Depositary will count towards the 75% in value test, it is important to be aware that, because the Depositary’s nominee is the registered holder of the Orchard ordinary shares underlying your Orchard ADSs, you will not yourself be counted towards the majority in number test. Accordingly, if you wish to be counted towards the majority in number test you must elect to become a shareholder of record by surrendering at least one of your Orchard ADSs to the Depositary in exchange for the Orchard ordinary shares represented by those Orchard ADSs, in accordance with the terms and conditions of the Deposit Agreement, so as to become a registered holder of Orchard ordinary shares prior to the Voting Record Time.

The Scheme Implementation Proposal must be approved by at least 75% of the votes cast by Orchard ordinary shareholders present and voting (and entitled to vote), either in person or by proxy.

The Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements must be approved by a simple majority of the votes cast by Orchard ordinary shareholders present and voting (and entitled to vote), either in person or by proxy.

Q:	What happens if I sell my Orchard ordinary shares or Orchard ADSs before completion of the Transaction?

A:

If you are a holder of Orchard ordinary shares, in order to receive the scheme deliverables for your Orchard ordinary shares, you must hold your Orchard ordinary shares at the Scheme Record Time. Consequently, if you transfer your Orchard ordinary shares before the Scheme Record Time, you will have transferred your right to receive the scheme deliverables if the Transaction is completed.

The Voting Record Time and Orchard ADS Voting Record Time, which determine the Orchard ordinary shareholders entitled to vote at the Shareholder Meetings and Orchard ADS holders entitled to provide voting instructions to the Depositary in accordance with the terms of the Deposit Agreement, respectively, are earlier than the Scheme Record Time. If you are a holder of Orchard ordinary shares and you transfer your Orchard ordinary shares after the Voting Record Time but prior to the Scheme Record Time, you will retain any rights you hold to vote at the Shareholder Meetings but will not have the right to receive the scheme deliverables.

If you are an Orchard ADS holder, in order to receive the ADS deliverables for your Orchard ADSs, you must not have sold your Orchard ADSs prior to the effective time (including not having sold prior to the effective time in trades that will settle after the effective time). Consequently, if you transfer your Orchard ADSs before the effective time, you will not be entitled to receive the ADS deliverables. Orchard intends to instruct Nasdaq to halt trading of Orchard ADSs before the open of trading on the date of the Court Sanction Hearing. Accordingly, because Orchard expects that the last day of trading of the Orchard ADSs on Nasdaq will be the trading day prior to the closing date, the persons entitled to the ADS deliverables will not be known until the first trading day following the closing date, which is the date that any trades made on the trading day prior to the closing date will settle. If, however, the last day of trading of the Orchard ADSs on Nasdaq is the closing date, the persons entitled to the ADS deliverables will not be known until the second trading day following the closing date, which is the date that any trades made on the closing date will settle.

Q:	Does my vote matter?

A:

Yes. It is important that eligible Orchard shareholders vote at both of the Shareholder Meetings and that holders of Orchard ADSs issue voting instructions to the Depositary to vote at both of the Shareholder Meetings on their behalf.

The Transaction cannot be completed unless the Scheme Proposal is approved at the Court Meeting and the Scheme Implementation Proposal is approved at the General Meeting.

Q:	What do I need to do now?

A:

If you are a “shareholder of record”: If you hold Orchard ordinary shares registered in your own name, you are entitled to attend the Court Meeting and the General Meeting to vote either in person or to appoint another person or persons as your proxy or proxies to attend and vote on your behalf, in accordance with the procedures further outlined in this proxy statement. You are strongly encouraged to submit proxy appointments and instructions for the General Meeting as soon as possible.

If you hold Orchard ordinary shares in “street name”: Holders of Orchard ordinary shares who hold their Orchard ordinary shares indirectly through a broker, bank, trust company or other nominee must rely on the procedures of such broker, bank, trust company or other nominee in order to assert the rights of a holder of Orchard ordinary shares to vote at the Shareholder Meetings. If this applies to you, we encourage you to consult your broker, bank, trust company or other nominee as soon as possible.

If you are a beneficial holder but not the legal holder of Orchard ordinary shares then, as a matter of English law, your name is not entered in Orchard’s register of members. Accordingly, if you wish to attend and vote directly (i.e., in your own name) at the Court Meeting or General Meeting, you must become a registered holder of Orchard ordinary shares by contacting your Broker/Nominee who will arrange for the completion of the required transfer form from their custody into your registered name, prior to the Voting Record Time.

If either of the Shareholder Meetings is adjourned, only those Orchard ordinary shareholders on the register of members at 6:30 p.m. (London time) on the day which is two business days before the adjourned meeting will be entitled to attend and vote.

If you are an Orchard ADS holder: Orchard ADS holders are not entitled to vote directly at the Court Meeting or the General Meeting. Instead, Orchard ADS holders on the Orchard ADS Register as at the Orchard ADS Voting Record Time will be eligible to provide the Depositary with voting instructions for the Shareholder Meetings and will be sent a Depositary Notice of Court Meeting and General Meeting for Orchard Therapeutics plc as well as an Orchard ADS voting instruction card to be completed and returned in accordance with the instructions printed thereon. The voting instructions must be received by the Depositary no later than 10:00 am (New York time) on December 13, 2023, or, if either the Court Meeting or the General Meeting is adjourned, such later date as may be notified by the Depositary.

Holders of Orchard ADSs who hold their Orchard ADSs indirectly through a broker, bank, trust company or other nominee must rely on the procedures of such broker, bank, trust company or other nominee in order to assert the rights of an Orchard ADS holder to issue voting instructions to the Depositary. If this applies to you, we encourage you to consult your broker, bank, trust company or other nominee as soon as possible. Please vote in accordance with the instructions sent to you by your broker, bank, trust company or other nominee as soon as possible.

The Depositary will collate all votes properly timely submitted by holders of Orchard ADSs and submit a vote on behalf of all such holders.

If you are an Orchard ADS holder and you wish to vote directly (whether in person or by proxy) on the Scheme at the Court Meeting or the resolutions at the General Meeting, you must elect to become a shareholder of record by surrendering your Orchard ADSs to the Depositary to withdraw the Orchard ordinary shares represented by those Orchard ADSs, in accordance with the terms and conditions of the Deposit Agreement, so as to become a registered holder of Orchard ordinary shares prior to the Voting Record Time. In order to surrender your Orchard ADSs and withdraw the underlying Orchard ordinary shares if you hold Orchard ADSs indirectly through a broker, bank, trust company or other nominee you should contact your broker, bank, trust company or other nominee to make the necessary arrangements to ensure the necessary processing can be completed in time.

Q:	Why did I receive two forms of proxy as a holder of Orchard ordinary shares?

A:

Each registered holder of Orchard ordinary shares has been sent a blue form of proxy for use in respect of the Court Meeting and a yellow form of proxy for use in respect of the General Meeting. If you have not received two forms of proxy, please contact Equiniti Limited at +44 (0)371 384 2050.

As an alternative to completing and returning the printed blue and yellow forms of proxy, proxies may be appointed electronically by logging on to the following website: www.sharevote.co.uk and following the instructions therein, as further explained in the Notes to the Notices of the Shareholder Meetings. Shareholders who have already registered with Equiniti’s online portfolio service, Shareview, can appoint their proxy electronically by logging on to their portfolio at www.shareview.co.uk by using their usual user ID and password and following the instructions therein, as further explained in the Notes to the Notices of the Shareholder Meetings. If you are an institutional investor you may be able to appoint a proxy electronically via the Proxymity platform, a process which has been agreed by the Company and approved by the Registrar. For further information regarding Proxymity, please go to www.proxymity.io.

If you hold Orchard ordinary shares in uncertificated form through CREST and wish to appoint a proxy or proxies for the Shareholder Meetings (or any adjournment thereof) by using the CREST electronic proxy appointment service, you may do so by using the procedures described in the CREST Manual, and as further explained in the Notes to the Notices of the Shareholder Meetings.

Your vote is very important. You are encouraged to submit a proxy card (by post, online or electronically through CREST) for BOTH the Court Meeting and the General Meeting as soon as possible.

Q:	What happens if I do not vote or abstain from voting?

A:

Holders of Orchard ordinary shares: If you are the registered holder of Orchard ordinary shares and do not vote and do not appoint another person as your proxy to attend and vote on your behalf, your Orchard ordinary shares will not be counted for purposes of determining whether a quorum is present at the General Meeting or for calculating the proportion of votes “FOR” and “AGAINST” the Proposals at the Shareholder Meetings.

If your Orchard ordinary shares are held by a broker, bank, trust company or other nominee, you will need to contact your broker, bank, trust company or other nominee in order to confirm the answer to this question. However, if you do not instruct your broker, bank, trust company or other nominee how to vote your Orchard ordinary shares, we expect that your Orchard ordinary shares will not be voted by your broker, bank, trust company or other nominee on your behalf or counted for purposes of calculating the proportion of votes “FOR” and “AGAINST” the Proposals at the Shareholder Meetings.

There is a “WITHHELD” option to enable you to abstain on the Proposals at the General Meeting (but not the Court Meeting). A vote withheld will count towards the quorum at the General Meeting, however, because a vote withheld is not a vote in law, it will not be counted in the calculation of the proportion of votes “FOR” and “AGAINST” the Proposals at the General Meeting and therefore will have no effect on the outcome of the Proposals at the General Meeting.

Assuming a quorum is present at the General Meeting, failures to vote and withheld votes will have no effect on the outcome of the Scheme Implementation Proposal and the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements.

Holders of Orchard ADSs: Registered holders of Orchard ADSs should instruct the Depositary how to vote the Orchard ordinary shares underlying their Orchard ADSs at the Shareholder Meetings using one of the methods specified in the ADS voting instruction cards, subject to and in accordance with the terms of the Deposit Agreement.

If the Depositary does not receive timely voting instructions from an Orchard ADS holder, under the terms of the Deposit Agreement, such holder will be deemed to have instructed the Depositary to give a discretionary proxy to a person designated by Orchard to vote the Orchard ordinary shares underlying such holder’s Orchard ADSs unless, among other things, Orchard instructs the Depositary that it does not wish for such a proxy to be given. Orchard has instructed the Depositary that it does not wish for such discretionary proxy to be given if the Depositary does not receive timely voting instructions from Orchard ADS holders for the Shareholder Meetings. Accordingly, if the Depositary does not receive timely voting instructions from an Orchard ADS holder on or before 10:00 am (New York time) on December 13, 2023, the Orchard ordinary shares underlying such holder’s Orchard ADSs will not be represented at the Shareholder Meetings and will not be voted at the Shareholder Meetings.

If your Orchard ADSs are held by a broker, bank, trust company or other nominee, you will need to contact your broker, bank, trust company or other nominee in order to confirm the answer to this question. However, if you do not instruct your broker, bank, trust company or other nominee how to vote your Orchard ADSs, we expect that your Orchard ADSs will not be voted by your broker, bank, trust company or other nominee on your behalf or counted for purposes of calculating the proportion of votes “FOR” and “AGAINST” the Proposals at the Shareholder Meetings.

A “broker non-vote” occurs when a broker, bank, trust company or other nominee returns a valid proxy but does not vote on a particular proposal because such broker, bank, trust company or other nominee does not have discretionary authority to vote on the matter and has not received specific voting instructions from the beneficial owner of such shares. Orchard does not expect any broker non-votes at the Shareholder Meetings because the rules applicable to brokers, banks, trust companies and other nominees only provide them with discretionary authority to vote on proposals that are considered routine, whereas the Proposals are considered non-routine.

We encourage you to submit your proxy with instructions and exercise your right to vote as a shareholder.

Q:	How will my shares be voted if I do not specify how they should be voted?

A:

All shares of Orchard ordinary shares entitled to vote and represented by properly completed proxies received prior to the Court Meeting and General Meeting, and not revoked, will be voted at the Court Meeting and General Meeting as instructed on the proxies. If you properly complete, sign and return a proxy card, but do not indicate how your Orchard ordinary shares should be voted on a matter, the Orchard ordinary shares represented by your proxy will be voted as the Orchard Board recommends and, therefore:

•	‘‘FOR’’ the Scheme Proposal;

•	‘‘FOR’’ the Scheme Implementation Proposal; and

•	‘‘FOR’’ the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements.

Q:	Can I change or revoke my proxy or voting instructions or change my vote after I have delivered my proxy or voting instructions?

A:	Yes. If you are a shareholder of record of Orchard ordinary shares, you can do this in any of the three following ways:

1. by sending an email to ProxyVotes@equiniti.com, at any time before the Court Meeting (in respect of the blue form of proxy) or at least 48 hours (excluding any part of such 48 hour period falling on a non-working day) before the General Meeting (in respect of the yellow form of proxy), stating that you would like to revoke your proxy;

2. by completing, signing and dating another proxy card and returning it by mail in time to be received at least 48 hours (excluding any part of such 48-hour period falling on a non-working day) before the Court Meeting and/or General Meeting, as applicable, or by submitting a later dated proxy online or electronically via CREST to be transmitted so as to be received by Orchard’s Registrar not later than 48 hours (excluding any part of such 48-hour period falling on a non- working day) before the relevant Shareholder Meeting, in which case your later-submitted proxy will be recorded and your earlier proxy revoked; or

3. by attending and voting your shares at the Court Meeting and/or General Meeting.

Please note, however, that only your last validly delivered or received proxy will count (regardless of its date or of the date of its execution).

If your Orchard ordinary shares are held in an account by a broker, bank, trust company or other nominee and you desire to change your vote, you should contact your broker, bank, trust company or other nominee for instructions on how to do so.

If you are a registered holder of Orchard ADSs, you can revoke or change your previous voting instruction by delivering a revocation or modified voting instruction to the Depositary (in the manner specified by the Depositary in the applicable Depositary directions on how to vote Orchard ADSs) that is received by the Depositary by 10:00 am (New York time) on December 13, 2023, or, if either the Court Meeting or the General Meeting is adjourned, such later date as may be notified by the Depositary. If your Orchard ADSs are held in an account by a broker, bank, trust company or other nominee and you desire to change your vote, you should contact your broker, bank, trust company or other nominee for instructions on how to do so.

Q:	What are the conditions to completion of the Transaction?

A:

In addition to the approval of the Scheme Proposal and the Scheme Implementation Proposal by Orchard shareholders as described above, completion of the Transaction is subject to the sanction of the Scheme of Arrangement by the Court and the satisfaction (or, to the extent permitted by applicable law, waiver) of a number of other conditions, including the receipt of required antitrust clearances, the accuracy of Orchard’s and KKC’s respective representations and warranties under the Transaction Agreement (subject to certain materiality exceptions) and Orchard’s and KKC’s performance of their respective obligations under the Transaction Agreement in all material respects. For a more complete summary of the conditions that must be satisfied or waived prior to completion of the Transaction, see the section entitled “The Transaction Agreement—Conditions to Complete the Transaction” beginning on page 100 of this proxy statement.

Q:	When do you expect the Transaction to be completed?

A:

Subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the closing conditions described under the section entitled “The Transaction Agreement—Conditions to Complete the Transaction” beginning on page 100 of this proxy statement, including the approval by Orchard shareholders of the

Scheme Proposal and the Scheme Implementation Proposal and the sanction of the Scheme of Arrangement by the Court, Orchard and KKC expect that the Transaction will be completed in the first quarter of 2024. However, it is possible that factors outside the control of both companies could result in the Transaction being completed at a different time or not at all.

Q:	What is the Court Sanction Hearing?

A:

Under the Companies Act, the Scheme of Arrangement requires the sanction of the Court before it can become effective. The Court Sanction Hearing is currently expected to be held in the first quarter of 2024. Scheme Shareholders are entitled to attend the Court Sanction Hearing, should they wish to do so, in person or through counsel. Instructions for attending the Court Sanction Hearing will be publicized in due course.

Following sanction of the Scheme of Arrangement by the Court, the Scheme of Arrangement will become effective in accordance with its terms upon a copy of the Court Order being delivered to the Registrar of Companies in England and Wales.

Q:	What happens if the Transaction is not completed?

A:

If the Scheme Proposal or Scheme Implementation Proposal are not approved by Orchard shareholders, or if the Transaction is not completed for any other reason, Orchard shareholders will not receive any payment for their Orchard ordinary shares (and Orchard ADS holders will accordingly not receive any payment in respect of their Orchard ADSs) in connection with the Transaction. Instead, Orchard will remain an independent public company and Orchard shareholders and Orchard ADS holders will continue to own their Orchard ordinary shares and Orchard ADSs. The Orchard ADSs will continue to be registered under the Exchange Act and listed on Nasdaq. In addition, any Orchard Share Options, Orchard RSUs and/or Orchard PSUs will continue to be governed by the rules of the relevant Orchard Stock Plan. Under certain circumstances, if the Transaction is not completed, Orchard may be obligated to pay KKC (or its designee) a $3.86 million termination fee (and to bear any related amount in respect of VAT) or a $3 million termination fee (and bear any related amount in respect of VAT). Please see the section entitled “The Transaction Agreement—Termination Fees and Expenses” beginning on page 101 of this proxy statement.

Q:	Should I send in my share certificates or other evidence of ownership now?

A:	No, do not send your share certificates now.

There is no requirement for registered Orchard shareholders to take any action with regard to their share certificates. Share certificates in respect of Orchard ordinary shares will cease to be valid upon the Scheme of Arrangement becoming effective.

If you are an Orchard ADS holder who holds your Orchard ADSs in certificated form you will, after the effective time, receive a letter of transmittal with an explanation on how to surrender the ADS certificates to the Depositary. Such Orchard ADS holders must sign and return the letter of transmittal, together with their Orchard ADS certificates, to receive any ADS deliverables to which they are entitled.

If you are an Orchard ADS holder who holds your Orchard ADSs in uncertificated form, you will automatically receive any ADS deliverables to which you are entitled and do not need to take any further action.

If your Orchard ordinary shares or Orchard ADSs are held on your behalf by a broker, bank, trust company or other nominee, you may receive instructions from your broker, bank, trust company or other nominee as to what action, if any, you need to take to effect the surrender of your Orchard ordinary shares or Orchard ADSs in exchange for the scheme deliverables and the ADS deliverables, respectively.

Q:	What is Equiniti’s role?

A:

Equiniti Limited is our registrar. All communications concerning ordinary shareholder of record accounts, including address changes, name changes, ordinary certificated share transfer requirements and similar issues can be handled by contacting Equiniti by telephone: +44 (0)371 384 2050 or by writing to Equiniti Limited, Aspect House, Spencer Road, Lancing, West Sussex, BN99 6DA, England.

Q:	What is Citibank’s role?

A:

Citibank N.A. serves as our ADS depositary bank. Communications concerning ADS holder of record accounts can be handled by contacting Citibank, N.A.—ADR Shareholder Services by telephone: +1-877- 248-4237 (toll free within the U.S.) or +1-781-575-4555 (for international callers) or by email: citibank@shareholders-online.com or at Citibank, N.A.—Shareholder Services, P.O. Box 505050, Louisville, KY 40233-9724.

Q:	How can I find out the results of the voting at the Shareholder Meetings?

A:

Voting results will be announced by the filing of a current report on Form 8-K with the SEC within four business days after the General Meeting. If final voting results are unavailable at that time, we will file an amended current report on Form 8-K within four business days of the day the final results are available.

The results of any polls taken on the resolutions at the Shareholder Meetings and any other information required by the Companies Act will be made available on our website (www.orchard-tx.com) as soon as reasonably practicable following the Meeting and for the required period thereafter.

Q:	Who can help answer any other questions I have?

A:

If you have additional questions about the Transaction, need assistance in submitting your proxy or voting your Orchard ordinary shares or Orchard ADSs or need additional copies of this proxy statement or the enclosed proxy cards:

•

if you hold Orchard ordinary shares, please contact Orchard’s Registrar, Equiniti Limited, by telephone at +44 (0)371 384 2050 or Orchard’s proxy solicitor, MacKenzie by email at proxy@mackenziepartners.com or by telephone at +1-800-322-2885; or

•

if you hold Orchard ADSs, please contact Orchard’s ADS depositary bank, Citibank, N.A., by email at citibank@shareholders-online.com or by telephone at +1-877- 248-4237 (toll free within the U.S.) or +1-781-575-4555 (for international callers).

SUMMARY

The following summary highlights selected information in this proxy statement and may not contain all the information that may be important to you as an Orchard shareholder. Accordingly, we encourage you to read carefully this entire proxy statement, its annexes and the documents referred to in this proxy statement. Each item in this summary includes a page reference directing you to a more complete description of that topic. You may obtain the information incorporated by reference into this proxy statement without charge by following the instructions under the section entitled “Where You Can Find More Information” beginning on page 133 of this proxy statement.

The Parties to the Transaction (page 46)

Orchard Therapeutics plc

Orchard, a public limited company incorporated in England and Wales, is a global leader in discovering, developing and commercializing new treatments that tap into the curative potential of hematopoietic stem cell (HSC) gene therapy. Orchard ADSs are listed on Nasdaq under the symbol “ORTX”.

Orchard’s registered offices are located at 245 Hammersmith Road, 3rd Floor, London, England W6 8PW, United Kingdom and its telephone number is +44 (0) 203 808-8286.

Kyowa Kirin Co., Ltd.

KKC, a Japanese joint stock company (kabushiki kaisha), is a Global Specialty Pharmaceutical Company with a heritage of 70+ years, applies cutting-edge science including an expertise in antibody research and engineering, to address the needs of patients and society across multiple therapeutic areas including Nephrology, Oncology, Immunology/Allergy and Neurology.

KKC’s executive offices are located at Otemachi Financial City Grand Cube, 1-9-2 Otemachi, Chiyoda-ku, Tokyo 100-0004, Japan and its telephone number is +81 3-5205-7200.

The Transaction (page 47) and the Transaction Agreement (page 86)

On October 5, 2023, Orchard entered into the Transaction Agreement with KKC, pursuant to which KKC (and/or, at KKC’s election, the Nominee) will, subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the conditions to the completion of the Transaction, acquire the entire issued and to be issued share capital of Orchard. The Transaction is to be implemented by means of the Scheme of Arrangement.

The terms and conditions of the Transaction are contained in the Transaction Agreement, a copy of which is attached as Annex A to this proxy statement. We encourage you to read the Transaction Agreement carefully and in its entirety, as it is the legal document that, along with the Scheme of Arrangement, governs the Transaction.

After completion of the Transaction, Orchard will be an indirect wholly owned subsidiary of KKC, the Orchard ADSs will be delisted from Nasdaq and deregistered under the Exchange Act, and Orchard will no longer be required to file periodic reports with the SEC.

Scheme Deliverables to Orchard Shareholders (page 86)

If the Transaction is completed:

•	all Orchard ordinary shares will be acquired by KKC (and/or, at KKC’s election, the Nominee);

•

holders of Orchard ordinary shares as of the record time for the Scheme of Arrangement will have the right to receive for each Orchard ordinary share held by them at such time an amount equal to (a) $1.60 in cash, without interest, per Orchard ordinary share (the “Cash Consideration”), plus (b) one contractual contingent value right (each, a “CVR”) per Orchard ordinary share, which each represents the right to receive a contingent payment of $0.10 in cash, without interest, if a certain milestone is achieved;

•

accordingly, holders of Orchard ADSs (each representing 10 Orchard ordinary shares) as of the effective time will have the right to receive, for each Orchard ADS, an amount equal to (a) $16.00 in cash, without interest, (less an amount equal to any Orchard ADS Fees for which the holder is liable) per Orchard ordinary share (the “per ADS Cash Consideration”), plus (b) 10 CVRs, which each represent the right to receive a contingent payment of $1.00 in cash, without interest, if a certain milestone is achieved.

The Cash Consideration and per ADS Cash Consideration is denominated in US dollars.

Recommendation of the Orchard Board; Orchard’s Reasons for the Transaction (page 60)

At a meeting held on October 4, 2023, the Orchard Board unanimously resolved (i) that the Transaction Agreement, the Scheme of Arrangement and the transactions contemplated thereby (including the Transaction) were fair to Orchard and the Orchard shareholders and likely to promote the success of Orchard for the benefit of the Orchard shareholders as a whole, (ii) that the Transaction Agreement, the Scheme of Arrangement and the transactions contemplated thereby (including the Transaction) were approved and (iii) to unanimously recommend to the Orchard shareholders the approval of the Scheme of Arrangement at the Court Meeting and the passing of the Orchard Shareholder Resolutions at the General Meeting.

Opinion of Orchard’s Financial Advisor (page 65)

Opinion of Guggenheim Securities, LLC

The Orchard Board retained Guggenheim Securities, LLC (“Guggenheim Securities”) as its financial advisor, including in connection with Orchard’s possible Transaction with KKC. In connection with the Transaction, Guggenheim Securities rendered an opinion to the Orchard Board to the effect that, as of October 4, 2023 and based on and subject to the matters considered, the procedures followed, the assumptions made and various limitations of and qualifications to the review undertaken, the scheme deliverables in connection with the Transaction was fair, from a financial point of view, to the Scheme Shareholders. The full text of Guggenheim Securities’ written opinion, which is attached as Annex D to this proxy statement and which you should read carefully and in its entirety, is subject to the assumptions, limitations, qualifications and other conditions contained in such opinion and is necessarily based on economic, business, capital markets and other conditions, and the information made available to Guggenheim Securities, as of the date of such opinion.

Guggenheim Securities’ opinion was provided to the Orchard Board (in its capacity as such) for its information and assistance in connection with its evaluation of the scheme deliverables. Guggenheim Securities’ opinion and any materials provided in connection therewith did not constitute a recommendation to the Orchard Board with respect to the Transaction, nor does Guggenheim Securities’ opinion or the summary of its underlying financial analyses elsewhere in this proxy statement constitute advice or a recommendation to any Orchard Shareholder or Scheme Shareholder as to how to vote or act in connection with the Transaction or otherwise. Guggenheim Securities’ opinion addresses only the fairness, from a financial point of view and as of the date of such opinion, of the scheme deliverables to the Scheme Shareholders to the extent expressly specified in such opinion and does not address any other term, aspect or implication of the Transaction (including, without limitation, the form or structure of the Transaction), the Transaction Agreement, the CVR Agreement or the Scheme of Arrangement or any other agreement, transaction document or instrument contemplated by the Transaction Agreement or to be entered into or amended in connection with the Transaction, including the CVR Agreement and the Scheme of Arrangement or other transactions related thereto.

For more information, please see the section of this proxy statement captioned “—Opinion of Orchard’s Financial Advisor.”

The Court Meeting (page 30) and the General Meeting (page 30)

The Court Meeting will be held at 245 Hammersmith Road, 3rd Floor, London, England W6 8PW, United Kingdom on December 19, 2023 at 2:00 p.m. (London time) and the General Meeting will be held at 245 Hammersmith Road, 3rd Floor, London, England W6 8PW, United Kingdom on December 19, 2023 at 2:15 p.m. (London time) (or as soon thereafter as the Court Meeting shall have been concluded or adjourned).

At the Court Meeting, Orchard shareholders are being asked to consider and vote on:

1. Scheme Proposal: To approve and give effect to the Scheme of Arrangement (see the section entitled “Scheme Proposal and the Court Meeting and the General Meeting—Explanatory Statement” beginning on page 33 of this proxy statement).

At the General Meeting, Orchard shareholders are being asked to consider and vote on:

1. Scheme Implementation Proposal: To (i) authorize the Orchard Board to take all action necessary or appropriate for carrying the Scheme of Arrangement into effect and (ii) make certain amendments to the Orchard Articles in order to facilitate the Transaction (see the section entitled “The General Meeting—Proposal 1—Scheme Implementation Proposal” beginning on page 43 of this proxy statement).

2. Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements: To approve, in accordance with Section 14A of the Exchange Act, on an advisory, non-binding basis, the compensation that may be paid or become payable to Orchard’s named executive officers in connection with the Transaction, as disclosed in the table entitled “Potential Payments to Named Executive Officers” beginning on page 83 of this proxy statement, including the associated narrative discussion, and the agreements or understandings pursuant to which such compensation may be paid or become payable (see the section entitled “The General Meeting—Proposal 2—Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements” beginning on page 30 of this proxy statement).

The Orchard Board unanimously recommends that Orchard shareholders vote “FOR” the Scheme Proposal, “FOR” the Scheme Implementation Proposal and “FOR” the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements. For a more complete description of the recommendation of the Orchard Board with respect to the Proposals, see the section entitled “The Transaction—Recommendation of the Orchard Board; Orchard’s Reasons for the Transaction” beginning on page 60 of this proxy statement.

Interests of Orchard’s Non-Employee Directors and Executive Officers in the Transaction (page 79)

In considering the recommendation of the Orchard Board, you should be aware that directors and executive officers of Orchard may have certain interests in the Transaction that may be different from, or in addition to, the interests of Orchard’s shareholders generally. The members of the Orchard Board were aware of and considered these interests in reaching the determination to approve the Transaction Agreement and recommend to the Orchard shareholders that they vote to approve the Proposals. These interests include:

•

Each executive officer of Orchard that holds Unvested Orchard PSUs, Unvested Orchard RSUs and In-the-Money Unvested Orchard Share Options (as defined below) as of immediately prior to the Effective Time will receive a cash award (a “Transition Award”) from KKC which will vest and be paid on the same terms as the original equity award, subject to such executive officer’s continued service with KKC and its subsidiaries through each applicable vesting date; provided, however, that any portion of the Transition Award that, per the terms of the original unvested equity award, remains outstanding and unvested as of December 31, 2024, shall vest on December 31, 2024 (subject to the relevant executive officer’s continued service with KKC and its subsidiaries through such date);

•	Each executive officer of Orchard will be entitled to the accelerated payment of his/her unvested Transition Award upon a qualifying termination of employment.

•	Each unvested Orchard Share Option held by a non-employee director of Orchard will accelerate and become fully vested and exercisable immediately prior to the Effective Time.

•

Each of Orchard’s executive officers previously entered into an employment agreement with Orchard, which provide severance and other benefits in the case of a qualifying termination of employment in connection with or following a change of control of Orchard, which will include the completion of the Transaction;

•	Certain executive officers of Orchard will be eligible to receive transaction bonuses in connection with the Transaction;

•	Each non-employee director will be eligible to receive transaction fees in connection with the Transaction.

•	Each executive officer will be eligible to receive an incentive bonus from KKC that will vest over the two year period following the closing of the Transaction; and

•	Orchard’s directors and officers are entitled to continued indemnification and insurance coverage under the Transaction Agreement.

See the section entitled “The Transaction—Interests of Orchard’s Non-Employee Directors and Executive Officers in the Transaction” beginning on page 79 of this proxy statement for further information regarding these interests.

Treatment of Equity and Equity-Based Awards (page 87)

Prior to the Effective Time, each holder of a vested option to acquire Orchard ordinary shares (each, a “Orchard Share Option”) that has a per share exercise price that is less than the Cash Consideration (each, an “In-the-Money Vested Orchard Option”) will be provided the opportunity to exercise such holder’s In-the-Money Vested Orchard Option for such period determined by the Board that ends on or prior to the tenth Business Day (as defined within the Transaction Agreement) prior to the Effective Time.

By virtue of the Transaction, at the Effective Time:

•

each (i) In-the-Money Vested Orchard Option, , (ii) vested and outstanding restricted share units relating to Orchard ordinary shares (each, a “Orchard RSU”), and (iii) vested and outstanding restricted share unit relating to the Orchard ordinary shares and subject to performance-based vesting (each, a “Orchard PSU”) (in the case of (ii) and (iii), to the extent not yet settled prior to the Effective Time) will automatically and without any action on the part of KKC, Orchard or the holder thereof be cancelled and automatically converted into the right to receive for each underlying Orchard ordinary share (in the case of Orchard PSUs, determined based on maximum level of achievement for all performance objectives) (y) an amount in cash from KKC equal to the excess of the Cash Consideration over the per share exercise price, if any, of such award and (z) one CVR.

•

each (i) unvested Orchard Share Option that has a per share exercise price that is less than the Cash Consideration (each, an “Unvested In-the-Money Orchard Option”), (ii) Orchard Share Option, whether vested or unvested, with an exercise price per share equal to or greater than the Cash Consideration, (iii) unvested Orchard RSU that is outstanding immediately prior to the Effective Time (each, an “Unvested Orchard RSU”) and (iv) unvested Orchard PSU that is outstanding immediately prior to the Effective Time (each, an “Unvested Orchard PSU”) will automatically and without any action on the part of KKC, Orchard or the holder thereof, be cancelled at the Effective Time without payment of any consideration being made in respect thereof.

KKC will, conditional on the closing of the Transaction, implement a new transitional cash plan (“Transitional Cash Plan”) and grant (or procure the grant of) cash awards (each, a “Transition Award”) under such Transitional Cash Plan to all holders of Unvested In-the-Money Orchard Options, Unvested Orchard RSUs and Unvested Orchard PSUs (the “Unvested Awards”). The Transitional Award will be equal to the aggregate of the value of (i) the excess, if any, of the Cash Consideration over the per share exercise price, if any, for each Orchard ordinary share underlying such Unvested Awards (in the case of Unvested Orchard PSUs, determined based on maximum level of achievement for all performance objectives) (the “Unvested Cash Consideration”), and (ii) one CVR for each Orchard ordinary share underlying such Unvested Award (in the case of Unvested Orchard PSUs, determined based on maximum level of achievement for all performance objectives) (the “Unvested CVR Consideration”), less any required deductions and withholdings for income tax and employee National Insurance contributions or social security contributions. The Unvested Cash Consideration and the Unvested CVR Consideration shall vest and be paid pursuant to the vesting terms of the original Unvested Awards, subject to the holder’s continued service with KKC and its subsidiaries through each applicable vesting date; provided, however, that any portion of the Transition Award that, per the terms of the original Unvested Award, remains outstanding and unvested as of December 31, 2024, shall vest on December 31, 2024 (subject to the holder’s continued service with KKC and its subsidiaries through such date).

Regulatory and Court Approvals Required for the Transaction (page 85)

Completion of the Transaction is conditional on, among other things, (i) required antitrust clearances and (ii) the sanction of the Scheme of Arrangement by the Court.

Conditions to Complete the Transaction (page 100)

The respective obligations of Orchard and KKC to complete the Transaction are subject to the satisfaction (or to the extent permitted by law, waiver) of the following conditions:

i. the receipt of the required Orchard shareholder approvals;

ii. the sanction of the Scheme of Arrangement by the Court;

iii. the absence of any order issued by any court or other governmental authority of competent jurisdiction that remains in effect and enjoins, prevents or prohibits the completion of the Transaction;

iv. the absence of any applicable law enacted, entered, promulgated or enforced by any governmental authority that remains in effect and prohibits or makes illegal completion of the Transaction; and

v. the consent of, expiration or termination of all required waiting periods (as applicable) under specified regulatory laws.

The obligation of Orchard to complete the Transaction is subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the following additional conditions:

i. KKC have performed, in all material respects, all of its obligations required to be performed by KKC at or prior to the closing of the Transaction;

ii. the representations and warranties of KKC being true and correct to the extent specified in the Transaction Agreement;

iii. the receipt of a certificate from an executive officer of KKC confirming, on behalf of KKC, the satisfaction of the conditions set forth in the immediately preceding two clauses; and

iv. the CVR Agreement having been executed by KKC and the Rights Agent and it being in full force and effect.

The obligation of KKC to complete the Transaction is subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the following additional conditions:

i. Orchard having performed, in all material respects, all of its obligations required to be performed by it at or prior to the closing;

ii. the representations and warranties of Orchard being true and correct to the extent specified in the Transaction Agreement, including that no Material Adverse Effect with respect to Orchard has occurred (see the section entitled “The Transaction Agreement—Representations and Warranties” beginning on page 88 of this proxy statement for more information on “Material Adverse Effect”); and

iii. the receipt of a certificate from an executive officer of Orchard confirming the satisfaction of the conditions set forth in the immediately preceding two clauses.

No Solicitation; Change in Board Recommendation (page 96)

Under the Transaction Agreement, Orchard is subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, to provide information to third parties, to enter into or continue discussions with third parties regarding alternative acquisition proposals, to enter into any commitment with respect to any alternative acquisition proposal, to recommend or approve any alternative acquisition proposal or to change the recommendation of the Orchard Board in favor of the Transaction, subject to customary exceptions. In addition, Orchard may be required to pay KKC (or its designee) a termination fee of $3.86 million or $3 million (and in each case to bear any related amount in respect of VAT) in certain circumstances, including certain circumstances where the Transaction Agreement is terminated following Orchard’s receipt of an alternative acquisition proposal.

Termination of the Transaction Agreement (page 101)

The Transaction Agreement may be terminated and the Transaction may be abandoned at any time prior to the effective time (notwithstanding the receipt of the required Orchard shareholder approvals):

•	by mutual written agreement of Orchard and KKC;

•	by either Orchard or KKC if:

•	the Transaction has not been completed on or before 11:59 p.m. Eastern Time on the initial end date of April 30, 2024 (the “End Date”), subject to certain limited extensions;

•

a court or other governmental authority of competent jurisdiction has issued an order that permanently enjoins, prevents or prohibits the consummation of the Transaction and such order has become final and non-appealable, except that this right to terminate the Transaction Agreement will not be available to any party whose breach of any provision of the Transaction Agreement was the proximate cause of such order;

•

the Court Meeting or General Meeting (including, in each case, any postponements or adjournments thereof) has been completed and the required Orchard shareholder approval voted on at the meeting has not been obtained; or

•

the Court declines or refuses to sanction the Scheme of Arrangement, except, that if an appeal has been submitted by either KKC or Orchard in respect of any such decline or refusal, this right to terminate the Transaction Agreement may not be exercised until such appeal has been denied in a final determination;

•	by KKC if:

•	an Orchard adverse recommendation change has occurred (a “Recommendation Change Termination”);

•

following the commencement of a tender or exchange offer relating to Orchard ordinary shares or Orchard ADSs by a third party, the Orchard Board states that it recommends such takeover, tender or exchange offer or expresses no opinion or is unable to take a position (other than a “stop, look and listen” communication pursuant to Rule 14d-9(f) promulgated under the Exchange Act) with respect to such takeover, tender or exchange offer, or fails to publicly affirm the Orchard Board recommendation and recommend that the holders of Orchard ordinary shares and Orchard ADSs reject such takeover, tender or exchange offer within 10 business days after the commencement of such takeover, tender offer or exchange offer pursuant to Rule 14d-9 promulgated under the Exchange Act (or, if earlier, five business days prior to the Court Meeting or the General Meeting) (a “Takeover Offer Termination”);

•

any acquisition proposal (other than an acquisition proposal in the circumstances described in the prior clause above) has been made public and the Orchard Board fails to (i) publicly affirm the Orchard Board Recommendation and (ii) recommend that the holders of Orchard ordinary shares and Orchard ADSs reject such proposal, in each case within five business days upon receipt of a written request from KKC to do so or, if earlier, prior to the Scheme Meeting or the Orchard general meeting (an “Acquisition Offer Termination”); or

•

a willful breach by Orchard of the provisions of the Transaction Agreement relating to (a) the non-solicitation covenant or (b) the Scheme of Arrangement and the Shareholder Meetings, this proxy statement or the implementation of the Scheme of Arrangement (in the case of clause (b), solely if such willful breach would reasonably be expected to prevent, materially impair or materially delay the consummation of the Transaction) has occurred (a “Willful Breach Termination”); or

•

a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Orchard has occurred that would cause certain conditions to the obligations of KKC to complete the Transaction not to be satisfied, and such breach or failure to perform (a) is incapable of being cured by the End Date or (b) has not been cured by Orchard within the earlier of (i) 30 days following written notice to Orchard from KKC and (ii) the End Date (a “Material Breach Termination”);

•	by Orchard:

•

if a breach of any representation or warranty or failure to perform any covenant or agreement on the part of KKC set forth in the Transaction Agreement shall have occurred that would cause certain closing conditions not to be satisfied, and such breach or failure to perform (A) is incapable of being cured by the End Date or (B) has not been cured by KKC within the earlier of (x) 30 days following written notice to KKC from Orchard of such breach or failure to perform and (y) the End Date; or

•

prior to the receipt of the required Orchard shareholder approvals, if (a) the Orchard Board has authorized the termination of the Transaction Agreement in accordance with the terms of the non-solicitation covenant in order to enter into a definitive agreement providing for a superior proposal and (b) substantially concurrently with such termination, Orchard enters into such definitive agreement, so long as, at or prior to, and as a condition to the effectiveness of, such termination, Orchard pays KKC (or its designee) the termination fee of $3.86 million (and bears any related amount in respect of VAT) (a “Superior Proposal Termination”).

Termination Fee and Expenses (page 102)

Orchard is required to pay KKC (or its designee) the termination fee of $3.86 million (and to bear any related amount in respect of VAT) if:

•	the Transaction Agreement is terminated by KKC pursuant to:

•	a Recommendation Change Termination;

•	a Takeover Offer Termination;

•	an Acquisition Offer Termination; or

•	a Willful Breach Termination;

•	the Transaction Agreement is terminated by Orchard pursuant to a Superior Proposal Termination; or

•

the Transaction Agreement is terminated by (i) Orchard or KKC because the Transaction has not been consummated by the End Date or (ii) by KKC pursuant to a Material Breach Termination, so long as (a) an acquisition proposal was made to the Orchard Board or Orchard’s management or publicly announced or made publicly known after October 5, 2023 and was not publicly withdrawn without qualification at least four business days prior to such termination and (b) within 12 months of the date on which the Transaction Agreement is so terminated, Orchard enters into a definitive agreement providing for an acquisition proposal or an acquisition proposal is completed (with references to 20% in the definition of acquisition proposal being deemed to be references to 50% for this purpose).

Orchard is required to pay KKC (or its designee) the termination fee of $3 million (and to bear any related amount in respect of VAT) if:

•

the Transaction Agreement is terminated by either Orchard or KKC as a result of (i) the Court declining or refusing to sanction the Scheme of Arrangement or (ii) the Court Meeting or General Meeting (including, in each case, any postponements or adjournments thereof) having been completed and the required Orchard shareholder approval voted on at the meeting has not been obtained.

No Appraisal or Dissenters’ Rights (page 85)

No appraisal or dissenters’ rights are available to holders of Orchard ordinary shares and Orchard ADSs under the laws of England and Wales in connection with the Transaction.

Material United States Federal Income Tax Consequences of the Transaction (page 122)

The receipt of cash and CVRs pursuant to the Transaction will be a taxable transaction for U.S. federal income tax purposes. Subject to the PFIC rules discussed below under “—PFIC Considerations,” generally, for U.S. federal income tax purposes, if you are a holder of Orchard ordinary shares or Orchard ADSs who is a U.S. holder (as defined below in the section of this proxy statement entitled “Material United States Federal Income Tax Consequences of the Transaction” beginning on page 122 of this proxy statement), you will generally recognize capital gain or loss equal to the difference, if any, between (i) the amount of cash received in the Transaction and (ii) your adjusted tax basis in the Orchard ordinary shares or Orchard ADSs surrendered in exchange therefor, as applicable. However, as discussed more fully under “Material United States Federal Income Tax Consequences of the Transaction,” the amount of gain or loss a U.S. holder recognizes, and the timing and potential character of a portion of such gain or loss, depends in part on the U.S. federal income tax treatment of the CVRs, which is subject to significant uncertainty. Because individual circumstances may differ, we recommend that you consult your tax advisor to determine the particular tax effects to you. If you are a holder of Orchard ordinary shares or Orchard ADSs who is a non-U.S. holder (as defined below in the section of this proxy statement entitled “Material United States Federal Income Tax Consequences of the Transaction” beginning on page 122 of this proxy statement), the Transaction will generally not be taxable to you under U.S. federal income tax laws unless you have certain connections to the U.S. and certain other conditions are met.

Material United Kingdom Tax Consequences of the Transaction (page 129)

UK Shareholders (as defined below in the section entitled “Material United Kingdom Tax Consequences of the Transaction” beginning on page 129 of this proxy statement), whose Orchard ordinary shares are transferred pursuant to the Transaction will be disposing of them for the purposes of UK capital gains tax or corporation tax on chargeable gains (as applicable). A disposal of Orchard ordinary shares by a UK Shareholder may, depending on the UK Shareholder’s circumstances and subject to any available exemptions and reliefs, give rise to a chargeable gain or an allowable loss for the purposes of UK taxation of chargeable gains. Non-UK Shareholders should not generally be liable to UK capital gains tax or corporation tax on chargeable gains (as applicable) realized on the disposal of their Orchard ordinary shares pursuant to the Scheme, unless they have certain connections to the United Kingdom. Because individual circumstances may differ, we recommend that you consult your own tax advisor to determine the particular tax effects to you.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement and the documents incorporated into it by reference contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Orchard including, but not limited to, statements related to the proposed acquisition of Orchard and the anticipated timing, results and benefits thereof; projections of Orchard’s future results of operations or financial condition; statements regarding the expectations and beliefs of the Orchard Board and Orchard management and other statements that are not historical facts. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond Orchard’s control.

Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with Orchard’s ability to complete the Transaction on the proposed terms or on the anticipated timeline, or at all, including:

•	risks and uncertainties related to securing the necessary regulatory and shareholder approvals, the sanction of the Court and satisfaction of other closing conditions to consummate the Transaction;

•	the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction Agreement;

•	risks related to diverting the attention of Orchard management from ongoing business operations;

•	failure to realize the expected benefits of the Transaction;

•	significant transaction costs and/or unknown or inestimable liabilities;

•	the risk of shareholder litigation in connection with the Transaction, including resulting expense or delay;

•	the regulatory approval process, including the risks that Orchard may be unable to obtain regulatory approvals of Libmeldy, in a timely manner or at all;

•	the risks related to non-achievement of the CVR milestone and that holders of the CVRs will not receive payments in respect of the CVRs;

•	disruption from the Transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees, distributors, suppliers or other third parties;

•	effects relating to the announcement of the Transaction or any further announcements or the consummation of the Transaction on the market price of Orchard ADSs;

•	regulatory initiatives and changes in tax laws;

•	market volatility; and

•	other risks and uncertainties affecting Orchard.

Consequently, all of the forward-looking statements Orchard makes in this proxy statement are qualified by the information contained or incorporated by reference into this proxy statement, including, but not limited to (i) the information contained under this heading and under the section entitled “Risk Factors” beginning on page 26 of this proxy statement and (ii) the information discussed under the sections entitled “Risk Factors” in (A) Orchard’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and (B) Orchard’s

Quarterly Reports on Form 10-Q for the quarters ended March, 31, 2023, June 30, 2023 and September 30, 2023. See the section entitled “Where You Can Find More Information” beginning on page 133 of this proxy statement.

Other risks and uncertainties of which Orchard is not currently aware may also affect its forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Readers of this proxy statement are cautioned that forward-looking statements are not guarantees of future performance.

The forward-looking statements made in this proxy statement are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by Orchard on its website or otherwise. Except as otherwise required by law, Orchard does not undertake any obligation, and expressly disclaims any obligation, to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

RISK FACTORS

In addition to the other information contained or incorporated by reference into this proxy statement, including the matters addressed in the section entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 24 of this proxy statement, Orchard shareholders should carefully consider the following risk factors in determining whether to vote to approve the Proposals. These risk factors may be found under Part I, Item 1A, “Risk Factors” in (A) Orchard’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed on March 14, 2023 and (B) Orchard’s Quarterly Reports on Form 10-Q for the quarters ended March, 31, 2023, June 30, 2023 and September 30, 2023 which are on file with the SEC and each of which are incorporated by reference into this proxy statement.

Risks Relating to the Transaction

There are material uncertainties and risks associated with the Transaction Agreement and the Transaction.

There are material uncertainties and risks associated with the Transaction Agreement and the Transaction. If any of these uncertainties and risks develop into actual events, then Orchard’s business, financial condition, results and ongoing operations, share price or prospects could be materially adversely affected. These uncertainties and risks include the following:

•

the announcement or pendency of the Transaction may impede Orchard’s ability to retain and hire key personnel and its ability to maintain relationships with its customers, distributors, suppliers or other third parties or its operating results and business generally;

•

matters relating to the Transaction, including integration planning, may require substantial commitments of time and resources by Orchard’s management and employees and may otherwise divert the attention of management and employees, which may affect Orchard’s business operations;

•

the Transaction Agreement restricts Orchard from engaging in certain actions without the approval of KKC, which could prevent Orchard from pursuing certain business opportunities that arise prior to the closing of the Transaction or making appropriate changes to Orchard’s business outside the ordinary course of business (see the sections entitled “The Transaction Agreement—Covenants Regarding Conduct of Business by Orchard Pending the Effective Time” beginning on page 91 of this proxy statement for a description of the restrictive covenants applicable to Orchard);

•

Orchard’s directors and executive officers have financial interests in the Transaction that may be different from, or in addition to, the interests of Orchard shareholders generally, which could have influenced their decisions to support or approve the Transaction; and

•	potential shareholder litigation in connection with the Transaction may result in significant costs of defense, indemnification and liability.

The Transaction may not be completed in a timely manner or at all.

Completion of the Transaction is subject to certain closing conditions, including the following:

•	approval by Orchard shareholders of the Scheme of Arrangement and the passing of the special resolution to amend Orchard’s organizational documents and other related matters;

•	sanction of the Scheme of Arrangement by the Court;

•	certain regulatory approvals, including expiration or early termination of the waiting period under the HSR Act;

•	the absence of any law or order prohibiting consummation of the Transaction;

•	compliance in all material respects with the obligations of Orchard and KKC under the Transaction Agreement;

•	accuracy of the representations and warranties of Orchard and KKC, subject to certain materiality standards set forth in the Transaction Agreement; and

•

the absence of any “Material Adverse Effect” with respect to Orchard (see the section entitled “The Transaction Agreement—Representations and Warranties” beginning on page 88 of this proxy statement for more information on “Material Adverse Effect”).

Orchard cannot be certain when or if the conditions for the Transaction will be satisfied or (if permissible under applicable law) waived or when or if the Transaction will be completed. For a more complete summary of the conditions that must be satisfied or waived prior to completion of the Transaction, see the section entitled “The Transaction Agreement—Conditions to Complete the Transaction” beginning on page 100 of this proxy statement and the section entitled “The Transaction—Regulatory and Court Approvals Required for the Transaction” beginning on page 85 of this proxy statement.

In connection with obtaining antitrust clearance for the Transaction, KKC is not required to make divestitures of or take other actions with respect to any assets or businesses of KKC or its subsidiaries. There can be no assurance that regulators will not impose conditions, terms, obligations or restrictions and that such conditions, terms, obligations or restrictions will not result in the delay or abandonment of the Transaction. There can be no assurance that all required approvals and clearances will be obtained or will be obtained on a timely basis. See the section entitled “The Transaction Agreement—Efforts to Complete Transaction” beginning on page 94 of this proxy statement.

Each of Orchard and KKC has the right to terminate the Transaction Agreement under certain circumstances (see the section entitled “The Transaction Agreement—Termination of the Transaction Agreement” beginning on page 101 of this proxy statement).

Lawsuits may be filed against Orchard or KKC relating to the Transaction and an adverse ruling in any such lawsuit may prevent the Transaction from being completed in the time frame expected or at all.

In the event that the Transaction is not completed for any reason, Orchard shareholders will not receive any payment for their Orchard ADSs or Orchard ordinary shares in connection with the Transaction. Instead, Orchard will remain an independent public company and Orchard shareholders will continue to own their Orchard ADSs and Orchard ordinary shares.

Failure to complete the Transaction could negatively impact Orchard’s business, financial results and the market price of Orchard ADSs.

If the Transaction is delayed or not completed, Orchard’s ongoing businesses may be adversely affected and will be subject to several risks and consequences, including the following:

•	decline in Orchard ADSs price to the extent that the price of Orchard ADSs reflects an assumption that the Transaction will be completed;

•	negative publicity and a negative impression of Orchard in the investment community;

•

negative reactions from employees, customers, distributors, suppliers or other third parties, including the loss of business opportunities and the ability to effectively respond to competitive pressures;

•	management’s focus would have been diverted from pursuing other opportunities that could have been beneficial to Orchard;

•

Orchard may be required, under certain circumstances, to pay KKC (or its designee) termination fees of up to $3,860,000 million or $3,000,000 in certain circumstances (and in each case to bear any related amount in respect of VAT); and

•

Orchard could be subject to litigation related to any failure to consummate the Transaction or related to any enforcement proceeding commenced against Orchard to perform its obligations under the Transaction Agreement.

Orchard’s directors and executive officers may have interests in the Transaction that may be different from the interests of Orchard shareholders.

When considering the recommendation of the Orchard Board that Orchard shareholders approve the Proposals, Orchard shareholders should be aware that directors and executive officers of Orchard may have certain interests in the Transaction that may be different from or in addition to the interests of Orchard shareholders generally. These interests include the treatment in the Transaction of Orchard equity compensation awards and certain transition bonuses and the indemnification of Orchard directors and officers by KKC. See the sections entitled “The General Meeting—Proposal 2—Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements”, “The Transaction—Interests of Orchard’s Non-Employee Directors and Executive Officers in the Transaction” and “The Transaction Agreement—Indemnification” beginning on pages 45, 79 and 99, respectively, of this proxy statement for further information regarding these interests. The Orchard Board was aware of these interests and considered them, among other things, in evaluating and approving the Transaction Agreement and the Transaction and in recommending that the Orchard shareholders approve the Proposals.

The Transaction Agreement contains provisions that could discourage a potential competing acquirer of Orchard.

Orchard is subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, to provide information to third parties, to enter into or continue discussions with third parties regarding alternative acquisition proposals, to enter into any commitment with respect to any alternative acquisition proposal, to recommend or approve any alternative acquisition proposal or to change the recommendation of the Orchard Board in favor of the Transaction, subject to customary exceptions. In addition, Orchard may be required to pay KKC (or its designee) a termination fee of $3.86 million or $3 million (and to bear any related amount in respect of VAT) in certain circumstances, including if the Transaction Agreement is terminated in certain circumstances following Orchard’s receipt of an alternative acquisition proposal.

These provisions could discourage a potential third-party acquirer that might have an interest in acquiring all or a significant portion of Orchard from considering or proposing the acquisition, even if it was prepared to pay consideration with a higher per Orchard ADS value than the value proposed to be received or realized in the Transaction, or might otherwise result in a potential third-party acquirer proposing to pay a lower price to Orchard shareholders than it might otherwise have proposed to pay because of the added expense of the termination fee that may become payable in certain circumstances. For more information see the section entitled “The Transaction Agreement—No Solicitation; Change in Board Recommendation” beginning on page 96 of this proxy statement and the section entitled “The Transaction Agreement—Termination Fees and Expenses” beginning on page 102 of this proxy statement.

Orchard has incurred, and will incur, substantial direct and indirect costs as a result of the Transaction.

Orchard has incurred, and will continue to incur, significant costs, expenses and fees for professional advisors, printing and other transaction costs in connection with the Transaction, and a significant portion of these fees and costs are payable by Orchard regardless of whether the Transaction is consummated.

The financial projections in this proxy statement may not prove to be reflective of actual future results.

This proxy statement contains projections and forecasts prepared by Orchard. None of the projections and forecasts included in this proxy statement have been prepared with a view toward public disclosure other than to certain parties involved in the Transaction or toward complying with SEC guidelines or GAAP. Accordingly, such projections and forecasts should not be viewed as public guidance. The projections and forecasts were prepared based on numerous variables and assumptions which are inherently uncertain and may be beyond the control of Orchard and exclude, among other things, transaction-related expenses. Important factors that may affect actual results and results of Orchard’s operations following the Transaction, or could lead to such projections and forecasts not being achieved include, but are not limited to: (i) the Company’s ability to implement its business model and strategic plans for its product, product candidates and pipeline, and challenges inherent in developing, commercializing, manufacturing, launching, marketing and selling existing and new products; (ii) the risk that disruptions from the Transaction will harm the Company’s business, including current plans, operations and collaborations, and including as a result of diverting the attention of the Orchard’s and KKC’s management from ongoing business operations; (iii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (iv) legislative, regulatory and economic developments affecting Orchard’s business; (v) general economic and market developments and conditions; and (vi) the evolving legal, regulatory and tax regimes under which the Company operates. While Orchard assumes responsibility for the accuracy and completeness of the projections and forecasts to the extent included in this proxy statement, investors are cautioned not to place undue reliance on the projections, as the projections may be materially different than actual results.

SCHEME PROPOSAL AND THE COURT MEETING AND THE GENERAL MEETING –EXPLANATORY STATEMENT

(In compliance with section 897 of the Companies Act 2006)

November 16, 2023

To the holders of Orchard ordinary shares and, for information only, to holders of Orchard ADSs and the options or awards under any Orchard employee benefit plan providing for equity or equity-based compensation (“Orchard Employee Plan”).

RECOMMENDED ACQUISITION OF ORCHARD THERAPEUTICS PLC BY KYOWA KIRIN CO., LTD. (“KKC”)

v. Introduction

The following section of this proxy statement explains, among other things, the effect of the Scheme of Arrangement and, together with the further information contained elsewhere in this proxy statement, constitutes the explanatory statement in respect of the Scheme of Arrangement as required by section 897 of the Companies Act. Accordingly, in addition to the information contained in the following section of this proxy statement, your attention is drawn to the further information contained elsewhere in this proxy statement and you are advised to read this proxy statement in full.

On October 5, 2023 it was announced that KKC and Orchard had entered into a definitive agreement for KKC (and/or, at KKC’s election, its Nominee(s)), to acquire the entire issued and to be issued share capital of Orchard, in exchange for the aggregate transaction deliverables by way of a court-sanctioned scheme of arrangement under Part 26 of the Companies Act.

Your attention is drawn to the section entitled “The Transaction” beginning on page 47 of this proxy statement, which contains, among other things, (i) information on the reasons for and benefits of the Transaction and (ii) the unanimous recommendation by the Orchard Board to Orchard shareholders to vote in favor of the resolutions to be proposed at the Court Meeting and the General Meeting. The Scheme of Arrangement is set out in full in the section entitled “The Scheme of Arrangement” beginning on page 108 of this proxy statement. For overseas holders of Orchard ordinary shares, your attention is drawn to section 10 of this Explanatory Statement.

2. The Transaction

The Transaction is to be effected by means of the Scheme of Arrangement, a court-sanctioned scheme of arrangement between Orchard and the Scheme Shareholders, under Part 26 of the Companies Act. Implementation of the Transaction requires the approval of the Scheme of Arrangement by the Orchard shareholders at the Court Meeting and the approval of the Scheme Implementation Proposal by the Orchard shareholders at the General Meeting. The Scheme of Arrangement also requires the sanction of the Court. The Scheme of Arrangement is set out in full in the section entitled “The Scheme of Arrangement” beginning on page 108 of this proxy statement.

The purpose of the Scheme of Arrangement is to enable KKC (and/or, at KKC’s election, its Nominee(s)) to acquire the entire issued and to be issued share capital of Orchard. This is to be achieved by KKC (and/or, at KKC’s election, its Nominee(s)) acquiring the Scheme Shares held by the Scheme Shareholders as at the Scheme Record Time, in return for which the Scheme Shareholders will receive the Cash Consideration and contingent value right for their Scheme Shares on the basis set out in the Scheme of Arrangement.

If the Transaction is completed:

•	all Orchard ordinary shares will be acquired by KKC (and/or, at KKC’s election, its Nominee(s));

•

holders of Orchard ordinary shares as of the record time for the Scheme of Arrangement will, on the terms set out in the Scheme of Arrangement, have the right to receive for each Orchard ordinary share held by them at such time the scheme deliverables, consisting of an amount equal to $1.60 in cash without interest plus one contractual contingent value right upon the terms and subject to the conditions of the CVR Agreement (the “CVR”) without interest; and

•

accordingly, holders of Orchard ADSs as of the effective time will have the right to receive for each Orchard ADS an amount equal to $16.00 in cash without interest (less, an amount equal to any Orchard ADS Fees for which the holder of the Orchard ADS is liable) plus ten (10) CVRs.

The CVRs represent a contingent value right to receive an additional payment of $0.10 in cash per CVR if the CVR Milestone is achieved prior to the deadline time, being on or before 11:59 p.m. U.S. Eastern Time on December 31, 2024. The CVR Milestone is the granting of regulatory approval by the U.S. Food and Drug Administration (FDA) for the commercial marketing and sale of OTL-200 in the United States of America for the treatment or prevention of metachromatic leukodystrophy (MLD), which includes as an intended patient population (for clarity, in addition to any other patient cohorts, if any) both (i) children (or pediatric patients) with late infantile forms of MLD, and (ii) children (or pediatric patients) with early juvenile forms of MLD, in each case that are pre-symptomatic or without clinical manifestations of the disease (and for the avoidance of doubt, this regulatory approval will be determined without regard to any post-approval requirements, including without limitation any post-approval confirmatory study requirements or implementation of any risk evaluation and mitigation strategy (REMs) requirement). If the CVR Milestone is achieved prior to the CVR Deadline Time, KKC shall within 40 calendar days deliver a notice to the Rights Agent indicating that the holders are entitled to receive the CVR Payment, following which the Rights Agent shall promptly and in any event within ten business days of receipt of funds from KKC make the relevant payment to each eligible holder on the terms and subject to the conditions set out in the CVR Agreement. For the avoidance of doubt, if the CVR Milestone is not achieved prior to the CVR Deadline Time, no further payments shall be made in respect of the CVRs.

The Cash Consideration is expected to be funded through cash on hand.

3. Conditions to the Transaction

The respective obligations of Orchard and KKC to complete the Transaction are subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the following conditions:

i. the receipt of the required Orchard shareholder approvals;

ii. the sanction of the Scheme of Arrangement by the Court;

iii. the absence of any order issued by any court or other governmental authority of competent jurisdiction that remains in effect and enjoins, prevents or prohibits the completion of the Transaction;

iv. the absence of any applicable law enacted, entered, promulgated or enforced by any governmental authority that remains in effect and prohibits or makes illegal completion of the Transaction; and

v. the consent of, expiration or termination of all required waiting periods (as applicable) under specified regulatory laws.

The obligation of Orchard to complete the Transaction is subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the following additional conditions:

i. KKC having performed, in all material respects, all of its obligations required to be performed by it at or prior to the closing of the Transaction;

ii. the representations and warranties of KKC being true and correct to the extent specified in the Transaction Agreement;

iii. the receipt of a certificate from an executive officer of KKC confirming the satisfaction of the conditions set forth in the immediately preceding two clauses; and

iv. the CVR Agreement having been executed by KKC and the Rights Agent and it being in full force and effect.

The obligation of KKC to complete the Transaction is subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the following additional conditions:

i. Orchard having performed, in all material respects, all of its obligations required to be performed by it at or prior to the closing;

ii. the representations and warranties of Orchard being true and correct to the extent specified in the Transaction Agreement, including that no Material Adverse Effect with respect to Orchard has occurred (see the section entitled “The Transaction Agreement—Representations and Warranties” beginning on page 88 of this proxy statement for more information on “Material Adverse Effect”); and

iii. the receipt of a certificate from an executive officer of Orchard confirming the satisfaction of the conditions set forth in the immediately preceding two clauses.

The Scheme of Arrangement can only become effective if all conditions to the Transaction, including the required Orchard shareholder approvals and the sanction of the Court, have been satisfied or (to the extent permitted by law) waived. The Scheme of Arrangement will become effective upon a copy of the Court Order being delivered to the Registrar of Companies in England and Wales for registration. Subject to the satisfaction or waiver of the conditions to the Transaction, including the sanction of the Scheme of Arrangement by the Court, the effective time is expected to occur in the first quarter of 2024.

4. Shareholder Meetings

Before the Court’s sanction can be sought, the Scheme of Arrangement requires, among other things, approval of the Scheme Proposal by Scheme Shareholders at the Court Meeting. The Scheme Proposal must be approved by a simple majority in number of the Orchard ordinary shareholders present and voting (and entitled to vote), either in person or by proxy, representing at least 75% in value of the Orchard ordinary shares in respect of which a vote has been cast. Approval of the Scheme Proposal is required to consummate the Transaction. Orchard shareholders are also being asked to consider and approve the Scheme Implementation Proposal at the General Meeting. The Scheme Implementation Proposal, if approved, will (i) authorize the Orchard Board to take all action necessary or appropriate for carrying the Scheme of Arrangement into effect and (ii) make certain amendments to the Orchard Articles in order to facilitate the Transaction. The Scheme Implementation Proposal will be proposed as a special resolution at the General Meeting, which means that the Scheme Implementation Proposal must be approved by at least 75% of the votes cast by Orchard ordinary shareholders present and voting (and entitled to vote), either in person or by proxy at the General Meeting. Approval of the Scheme Implementation Proposal is required to consummate the Transaction.

Notices of both the Court Meeting and the General Meeting are set out at the beginning of this proxy statement. Entitlement to attend and vote at these meetings and the number of votes which may be cast will be determined by reference to the register of members of Orchard at the Voting Record Time. Entitlement to submit ADS voting instruction cards and the number of votes which an ADS holder may instruct the Depositary to cast on its behalf will be determined by reference to the register of the Orchard ADSs maintained by the Depositary at the Orchard ADS Voting Record Time.

If the Scheme of Arrangement becomes effective, it will be binding on all Scheme Shareholders, irrespective of whether or not they attended or voted at the Court Meeting or the General Meeting.

Date, Time, Place and Purpose of the Court Meeting

The Court Meeting will be held at 245 Hammersmith Road, 3rd Floor, London, England W6 8PW at 2:00 p.m. (London time) on December 19, 2023 for eligible Scheme Shareholders on the register of members as at the Voting Record Time to consider and, if thought fit, approve the Scheme of Arrangement.

At the Court Meeting, voting will be by poll and each eligible Scheme Shareholder present in person or by proxy will be entitled to one vote for each Orchard Voting Ordinary Share held as at the Voting Record Time. The approval required at the Court Meeting is a simple majority in number of the Orchard Voting Ordinary Shareholders present and voting (and entitled to vote) in person or by proxy, representing at least 75% in value of the Orchard Voting Ordinary Shares in respect of which a vote has been cast.

You are strongly urged to sign and return your blue form of proxy for the Court Meeting as soon as possible. The completion and return of the forms of proxy will not prevent you from attending, asking questions and voting at either the Court Meeting or the General Meeting, or any adjournment thereof, if you are entitled to and wish to do so.

Date, Time, Place and Purpose of the General Meeting

The General Meeting will be held at 245 Hammersmith Road, 3rd Floor, London, England W6 8PW at 2:15 p.m. (London time) on December 19, 2023 for eligible Orchard shareholders on the register of members as at the Voting Record Time to consider and, if thought fit, approve the Scheme Implementation Proposal as a special resolution and the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements as an ordinary resolution.

At the General Meeting, voting on the Scheme Implementation Proposal and the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements will be by poll and each eligible Orchard shareholder present in person or by proxy will be entitled to one vote for each Orchard Voting Ordinary Share held as at the Voting Record Time. The approval required for the Scheme Implementation Proposal to be passed is at least 75% of the votes validly cast on such resolution in person or by proxy. The approval required for the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements to be passed is a simple majority of the votes cast on such resolution in person or by proxy.

You are strongly urged to sign and return your yellow form of proxy for the General Meeting as soon as possible. The completion and return of the forms of proxy will not prevent you from attending, submitting questions and voting at either the Court Meeting or the General Meeting, or any adjournment thereof, if you are entitled to and wish to do so.

Amendment to the Articles of Association of Orchard

Orchard ordinary shares issued after the Scheme Record Time will not be subject to the Scheme of Arrangement. In order to ensure that KKC (and/or, at KKC’s election, its Nominee(s)) acquires the entire issued and to be issued share capital of Orchard, it is therefore proposed that, pursuant to the Scheme Implementation Proposal, the Orchard Articles be amended so that Orchard ordinary shares issued after the Scheme Record Time (if any), other than to KKC or its nominees, will be automatically acquired by KKC (and/or, at KKC’s election, its Nominee(s)) on the same terms as under the Scheme of Arrangement.

It is also proposed that, pursuant to the Scheme Implementation Proposal, the Orchard Articles be amended to ensure that any Orchard ordinary shares issued at or after the Voting Record Time but prior to the Scheme Record Time will be subject to the Scheme of Arrangement.

Recommendation of the Orchard Board

The Orchard Board has unanimously approved the Transaction Agreement and the actions required and contemplated therein, including the Transaction, and determined that such actions are advisable and in the best interests of Orchard and its shareholders. The Orchard Board unanimously recommends that Orchard shareholders vote “FOR” the Scheme Proposal at the Court Meeting and “FOR” the Scheme Implementation Proposal at the General Meeting and “FOR” the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements at the General Meeting. See “The Transaction—Recommendation of the Orchard Board; Orchard’s Reasons for the Transaction” beginning on page 60 of this proxy statement for a more detailed discussion of the Orchard Board’s recommendation with respect to the Scheme Proposal and the Scheme Implementation Proposal and the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements.

Entitlement to Vote at the Shareholder Meetings

If you hold Orchard Voting Ordinary Shares registered in your own name as of the Voting Record Time, you are entitled to attend the Court Meeting and the General Meeting to vote or to appoint another person or persons as your proxy or proxies to attend and vote on your behalf, in accordance with the procedures further outlined in this proxy statement.

Holders of Orchard Voting Ordinary Shares who hold their Orchard Voting Ordinary Shares indirectly through a broker, bank, trust company or other nominee must rely on the procedures of such broker, bank, trust company or other nominee in order to assert the rights of a holder of Orchard Voting Ordinary Shares to vote at the Shareholder Meetings. If this applies to you, we encourage you to consult your broker, bank, trust company or other nominee as soon as possible.

If you are a beneficial holder but not the legal holder of Orchard Voting Ordinary Shares then, as a matter of English law, your name is not entered in Orchard’s register of members. Accordingly, if you wish to attend and vote directly (i.e., in your own name) at the Court Meeting or General Meeting, you must become a registered holder of Orchard ordinary shares by contacting your Broker/Nominee who will arrange for the completion of the required transfer form from their custody into your registered name, prior to the Voting Record Time.

If either Shareholder Meeting is adjourned, only those eligible Orchard shareholders on the register of members at 6:30 p.m. (London time) on the date which is two business days before the adjourned meeting will be entitled to attend and vote.

Orchard ADS holders are not entitled to vote directly at the Court Meeting or the General Meeting. Instead, Orchard ADS holders on the Orchard ADS Register as at the Orchard ADS Voting Record Time will be eligible to provide the Depositary with voting instructions for the Shareholder Meetings and will be sent a Depositary Notice of Court Meeting and General Meeting for Orchard Therapeutics plc and an Orchard ADS voting instruction card with the voting instructions printed thereon. The voting instructions must be received by the Depositary no later than 10:00 am (New York time) on December 13, 2023, or, if either the Court Meeting or the General Meeting is adjourned, such later date as may be notified by the Depositary.

Holders of Orchard ADSs who hold their Orchard ADSs indirectly through a broker, bank, trust company or other nominee must rely on the procedures of such broker, bank, trust company or other nominee in order to assert the rights of an Orchard ADS holder to issue voting instructions to the Depositary. If this applies to you, we encourage you to consult your broker, bank, trust company or other nominee as soon as possible. Please vote in accordance with the instructions sent to you by your broker, bank, trust company or nominee as soon as possible.

The Depositary will collate all votes properly submitted by holders of Orchard ADSs and submit a vote on behalf of all such holders.

If you are an Orchard ADS holder and you wish to vote directly (whether in person or by proxy) on the Scheme at the Court Meeting or the resolutions at the General Meeting, you must elect to become a shareholder of record by surrendering your Orchard ADSs to the Depositary to withdraw the Orchard Voting Ordinary Shares represented by those Orchard ADSs, in accordance with the terms and conditions of the Deposit Agreement, so as to become a registered holder of Orchard Voting Ordinary Shares prior to the Voting Record Time. In order to surrender your Orchard ADSs and withdraw the underlying Orchard Voting Ordinary Shares if you hold Orchard ADSs indirectly through a broker, bank, trust company or other nominee you should contact your broker, bank, trust company or other nominee to make the necessary arrangements to ensure the necessary processing can be completed in time.

Quorum

The presence at the General Meeting of one or more members present in person or by proxy, who represent at least one-third of the voting rights of all the members entitled to attend and vote on the business to be transacted at the General Meeting, is necessary to constitute a quorum.

5. The Orchard Directors and the Effect of the Scheme of Arrangement on their Interests

Details of the interests of Orchard directors in the share capital of Orchard and awards in respect of such share capital, are set out in the section entitled “The Transaction—Interests of Orchard’s Non-Employee Directors and Executive Officers in the Transaction” beginning on page 79 of this proxy statement. Scheme Shares held by the Orchard directors at the Scheme Record Time will be subject to the Scheme of Arrangement.

In common with the other participants who hold Share Options, the Orchard directors who hold Share Options will be able to receive Orchard ordinary shares to the extent that such awards vest and are exercised prior to the effective time.

KKC has received irrevocable undertakings from each of the Orchard Directors to vote (or procure voting) in favour of the Scheme and associated resolutions at the Court Meeting and the General Meeting in respect of their beneficial holdings of Orchard ordinary shares.

It is proposed that, as an ordinary resolution to be proposed at the General Meeting, the Orchard shareholders vote on the approval (on a non-binding, advisory basis) of the compensation that may be paid or become payable to its named executive officers in connection with the Transaction and the agreements and understandings pursuant to which such compensation may be paid or become payable as disclosed in the table entitled “Potential Payments to Named Executive Officers” beginning on page 83 of this proxy statement, including the associated narrative discussion.

Except as set out in the section entitled “The Transaction—Interests of Orchard’s Non-Employee Directors and Executive Officers in the Transaction” beginning on page 79 of this proxy statement and the provisions of the Transaction Agreement applicable to directors as described under “The Transaction Agreement” beginning on page 86 of this proxy statement, the effect of the Scheme of Arrangement on the interests of Orchard directors does not differ from its effect on the interests of any other Orchard shareholder.

6. Sanction of the Scheme of Arrangement by the Court

Under the Companies Act, the Scheme of Arrangement also requires the sanction of the Court. The Court Sanction Hearing is currently expected to be held in the first quarter of 2024. Scheme Shareholders are entitled to attend the Court Sanction Hearing, should they wish to do so, in person or through counsel.

Following sanction of the Scheme of Arrangement by the Court, the Scheme of Arrangement will become effective in accordance with its terms upon a copy of the Court Order being delivered to the Registrar of Companies in England and Wales.

Upon the Scheme of Arrangement becoming effective, it will be binding on all Scheme Shareholders holding Scheme Shares at the Scheme Record Time (including the Depositary), irrespective of whether or not they attended or voted in favor of, or against, the Scheme of Arrangement at the Court Meeting or in favor of, or against, or withheld their vote on the Scheme Implementation Proposal at the General Meeting.

If the Scheme of Arrangement does not become effective by the end date (as defined and further described in the section entitled “The Transaction Agreement—Termination of the Transaction Agreement” beginning on page 101 of this proxy statement), the Transaction Agreement may be terminated by either KKC or Orchard, and the Scheme of Arrangement may not become effective.

7. Solicitation of Proxies

Orchard will bear its own costs and expenses incurred in connection with the filing, printing and mailing of this proxy statement to Orchard shareholders and the retention of any information agent or other service provider in connection with the Transaction. This proxy solicitation is being made by Orchard on behalf of the Orchard Board. Orchard has hired MacKenzie Partners to assist in the solicitation of proxies at a total cost to Orchard of approximately $15,000, plus reimbursement of reasonable additional costs and out-of-pocket expenses. In addition to this mailing, proxies may be solicited by directors, officers or employees of Orchard or its affiliates in person or by telephone or electronic transmission. None of the directors, officers or employees will be directly compensated for such services.

8. Listings, Dealings, Delisting and Settlement

Delisting of Orchard ADSs

On the closing date, entitlements to Scheme Shares held within CREST will be cancelled, and share certificates in respect of Scheme Shares held in certificated form will cease to be valid documents of title and should be destroyed or, at the request of KKC, delivered up to KKC, or to any person appointed by KKC to receive the same.

As a result of the consummation of the Transaction, Orchard will become an indirect subsidiary of KKC and it is intended that Orchard will be re-registered as a private company under the applicable provisions of the Companies Act as soon as reasonably practicable after the closing date.

It is intended that the last day for dealings in Orchard ADSs on Nasdaq will be the last business day before the effective time or the day of the effective time. It is intended that, following the effective time, the Orchard ADS program be terminated and that applications be made to delist the Orchard ADSs from Nasdaq and terminate the registration of the Orchard ADSs under the Exchange Act promptly following such time.

Settlement

Subject to the Scheme of Arrangement becoming effective (and subject to certain exceptions in relation to overseas Orchard shareholders), settlement of the scheme deliverables to which any Orchard shareholder is entitled under the Scheme of Arrangement will be effected within 14 days following the date of the effective time in the following manner:

Orchard ordinary shares in uncertificated form (i.e., CREST)

If, at the Scheme Record Time, a Scheme Shareholder holds Orchard ordinary shares in uncertificated form, the Cash Consideration to which such Scheme Shareholder is entitled will be transferred to such Scheme Shareholder via CREST by KKC procuring the creation of an assured payment obligation in favor of the appropriate CREST account through which the Scheme Shareholder holds such uncertificated Orchard ordinary shares in respect of the Cash Consideration due to such Scheme Shareholder.

With effect from the effective time, each holding of Scheme Shares credited to any stock account in CREST will be disabled and all Scheme Shares will be removed from CREST in due course.

Orchard ordinary shares in certificated form

If, at the Scheme Record Time, a Scheme Shareholder holds Orchard ordinary shares in certificated form, the Cash Consideration to which such Scheme Shareholder is entitled will be paid in U.S. dollars by cheque drawn on a branch of a clearing bank. In the event that the Cash Consideration exceeds $1,000,000 and, subject to the prior written agreement between the Company and Equiniti, the Cash Consideration will be paid by bank transfer to such bank account as nominated by the relevant Scheme Shareholder to the Company.

CVR

The CVR to which each Scheme Shareholder is entitled shall be issued to the Scheme Shareholder upon the terms and subject to the conditions of the CVR Agreement, without interest. The CVRs will not represent any equity or ownership interest in KKC, and accordingly will not confer on the CVR Holders any right to attend, speak at or vote at any meeting of the shareholders of KKC or right to any dividends or right to any return of capital by KKC. Pursuant to the terms of the CVR Agreement, eligible Scheme Shareholders will receive one CVR for each Scheme Share that they hold. The CVRs will be non-transferable other than to certain permitted transferees and no application will be made for the CVRs to be listed on or dealt in any stock exchange. The CVRs will constitute direct unsecured obligations of KKC and shall rank pari passu with one another and with all other unsecured obligations of KKC. The CVRs shall not be evidenced by a certificate or other document of title.

Orchard ADSs

Please see section 9 of this Explanatory Statement if you are an Orchard ADS holder.

General

All documents and remittances sent to, from or on behalf of Orchard shareholders will be sent entirely at their own risk.

9. Orchard ADS Holders

Orchard ADS holders will not be entitled to attend the Court Meeting or the General Meeting or vote directly on the Transaction. Instead, Orchard ADS holders as of the Orchard ADS Voting Record Time will have the right to instruct the Depositary how to vote the Orchard Voting Ordinary Shares underlying the Orchard ADSs with respect to the Transaction, subject to and in accordance with the terms of the Deposit Agreement. Holders of Orchard ADSs who hold their Orchard ADSs indirectly through a broker, bank, trust company or other nominee must rely on the procedures of such broker, bank, trust company or other nominee in order to assert the rights of an Orchard ADS holder to issue voting instructions to the Depositary.

Voting instructions

Registered Orchard ADS holders as of the Orchard ADS Voting Record Time will be sent a Depositary Notice of Court Meeting and General Meeting for Orchard Therapeutics plc and an Orchard ADS voting instruction card. Orchard ADS holders as of the Orchard ADS Voting Record Time can direct the voting of the Orchard Voting Ordinary Shares represented by their Orchard ADSs, subject to the terms of the Deposit Agreement, a copy of which is available free of charge by following the instructions under the section entitled “Where You Can Find More Information” beginning on page 133 of this proxy statement.

Orchard ADS holders as at the Orchard ADS Voting Record Time should, if they wish to direct the voting of the Orchard Voting Ordinary Shares represented by their Orchard ADSs held by the Depositary at the Court Meeting and the General Meeting, provide Orchard ADS voting instructions to the Depositary in accordance with the instructions printed thereon. The Orchard ADS voting instructions must be received by the Depositary no later than 10:00 am (New York time) on December 13, 2023 or, if either the Court Meeting or the General Meeting is adjourned, such later date as may be notified by the Depositary.

Orchard ADS holders who hold their Orchard ADSs indirectly through a broker, bank, trust company or other nominee must follow the instructions from such broker, bank, trust company or other nominee if they wish to give voting instructions to the Depositary. Providing voting instructions via a broker, bank, trust company or other nominee may require the provision of information by a particular deadline, well in advance of the deadline to give the Depositary voting instructions, and therefore you are encouraged to reach out to such broker, bank, trust company or other nominee as quickly as possible.

Following timely receipt of valid voting instructions from an Orchard ADS holder, the Depositary will endeavor, insofar as practicable and permitted under the provisions of, or governing, the Orchard Voting Ordinary Shares represented by Orchard ADSs, to vote or cause its nominee to vote (by means of the appointment of a proxy or otherwise) such Orchard Voting Ordinary Shares represented by the Orchard ADSs in respect of which instructions have been received in accordance with those instructions.

If the Depositary does not receive timely voting instructions from an Orchard ADS holder, under the terms of the Deposit Agreement, such holder will be deemed to have instructed the Depositary to give a discretionary proxy to a person designated by Orchard to vote the Orchard Voting Ordinary Shares underlying such holder’s Orchard ADSs unless, among other things, Orchard instructs the Depositary it does not wish for such a proxy to be given. Orchard has instructed the Depositary that it does not wish for such discretionary proxy to be given if the Depositary does not receive timely voting instructions from an Orchard ADS holder for the Shareholder Meetings. Accordingly, if the Depositary does not receive timely voting instructions from an Orchard ADS holder on or before 10:00 am (New York time) on December 13, 2023 the Orchard Voting Ordinary Shares underlying such holder’s Orchard ADSs will not be represented at the Shareholder Meetings and will not be voted at the Shareholder Meetings.

Cancellation of Orchard ADSs so as to become an Orchard ordinary shareholder

Only registered holders of Orchard Voting Ordinary Shares will be entitled to attend and vote at the Court Meeting and the General Meeting.

Accordingly, if Orchard ADS holders themselves wish to attend and vote at the Shareholder Meetings (rather than instructing the Depositary how to vote the underlying Orchard Voting Ordinary Shares on their behalf), they must take steps to exchange their Orchard ADSs for Orchard Voting Ordinary Shares, so that they become registered shareholders of Orchard. In order to do this, Orchard ADS holders must present their Orchard ADSs (and, to the extent that such Orchard ADSs are certificated, the certificates evidencing such Orchard ADSs) to the Depositary for cancellation before 5:00 pm (New York time) on November 16, 2023 (subject to the relevant Orchard ADS holder’s compliance with the terms of the Deposit Agreement and payment of the Depositary’s fees), together with:

(A)

delivery instructions for the Orchard Voting Ordinary Shares represented by such Orchard ADSs (including, if applicable, the name and address of the person who will be the registered holder of such Orchard Voting Ordinary Shares); and

(B)	if the Orchard ADS cancellation is to take place after the Orchard ADS Voting Record Time and before the Voting Record Time, a certification that the Orchard ADS holder:

i.	(x) beneficially owned the relevant Orchard ADSs as at the Orchard ADS Voting Record Time and has not given, and will not give, voting instructions to the Depositary in respect of such Orchard ADSs in relation to the Shareholder Meetings (or has cancelled all voting instructions previously given); or (y) beneficially owned the relevant Orchard ADSs as at the Orchard ADS Voting Record Time and has given voting instructions to the Depositary in respect of such Orchard ADSs in relation to the Shareholder Meetings, but undertakes not to vote the Orchard ordinary shares represented by such Orchard ADSs at the Shareholder Meetings; or

ii.

did not beneficially own the relevant Orchard ADSs as at the Orchard ADS Voting Record Time, and undertakes not to vote the Orchard Voting Ordinary Shares represented by such Orchard ADSs at the Shareholder Meetings.

Orchard ADS holders who hold their Orchard ADSs through a broker, bank, trust company or other nominee should promptly contact their broker, bank, trust company or other nominee to find out what actions are required to cancel the Orchard ADSs so as to become an Orchard ordinary shareholder.

Orchard ADS holders who present their Orchard ADSs to the Depositary for cancellation in order to take delivery of Orchard Voting Ordinary Shares will be responsible for the payment of the Depositary’s fees associated with such cancellation ($0.05 per Orchard ADS presented for cancellation).

Orchard ADS holders will not be permitted to cancel their Orchard ADSs from 5:00 pm (New York time) on November 16, 2023 until 5:00 pm (New York time) on December 15, 2023. Orchard ADS holders who take steps (as described in the paragraphs above) to cancel their Orchard ADSs before 5:00 pm (New York time) on November 16, 2023 and become Scheme Shareholders before the Voting Record Time will have the right to attend the both Shareholder Meetings and be represented by counsel to support or oppose the sanctioning of the Scheme of Arrangement (subject to the limitations and qualifications above).

Settlement of ADS transaction deliverables

Prior to the closing, Orchard and KKC will establish procedures to ensure (i) that the Depositary and CVR Paying Agent will, after the closing, promptly deliver the ADS deliverables to each holder of an Orchard ADS entitled thereto and (ii) if reasonably practicable, unless other arrangements are reasonably acceptable to Orchard and KKC, that Orchard ADSs will be treated by the Depositary and CVR Paying Agent, as closely as reasonably possible, in the same manner as Orchard ordinary shares are treated by the Rights Agent with respect to other relevant matters specified in the Transaction Agreement. Orchard intends to instruct Nasdaq to halt trading of Orchard ADSs before the open of trading on the date of the Court Sanction Hearing. Accordingly, because Orchard expects that the last day of trading of the Orchard ADSs on Nasdaq will be the trading day prior to the closing date, the persons entitled to the ADS deliverables will not be known until the first trading day following the closing date, which is the date that any trades made on the trading day prior to the closing date will settle. If, however, the last day of trading of the Orchard ADSs on Nasdaq is the closing date, the persons entitled to the ADS deliverables will not be known until the second trading day following the closing date, which is the date that any trades made on the closing date will settle. If the parties reasonably deem necessary in furtherance of the establishment of such procedures, Orchard will enter into one or more amendments to the Deposit Agreement that are reasonably acceptable to the Depositary, Orchard and KKC, and Orchard and KKC will deliver any certificates and opinions of counsel reasonably requested by the Depositary in connection therewith. The Orchard ADS holders will bear all fees, charges and expenses that they are required to bear under the Deposit Agreement in connection with the Transaction, the cancellation of Orchard ADSs and the receipt of the ADS deliverables. No interest will be paid or accrued on any amount payable in respect of Orchard ADSs.

Each Orchard ADS holder entitled thereto will receive (upon surrender of their Orchard ADSs to the Depositary, if their Orchard ADSs are in certificated form) their pro rata portion of the per ADS Cash Consideration in U.S. dollars. Orchard ADS holders who hold their Orchard ADSs in certificated form will, on or after the closing date, receive letters of transmittal with an explanation on how to surrender the Orchard ADSs to the Depositary. Those holders must sign and return the letter of transmittal, together with their Orchard ADS certificates, to receive any ADS deliverables to which they are entitled. Orchard ADS holders who hold their Orchard ADSs in uncertificated form will automatically receive the per ADS Cash Consideration and the CVRs to which they are entitled and do not need to take any further action. Payments to Orchard ADS holders will be made by checks mailed by the Depositary to the address the Depositary has in its records for such Orchard ADS holder. The CVRs will be non-transferable other than to certain permitted transferees and no application will be made for the CVRs to be listed or dealt in on any stock exchange. The CVRs will constitute direct unsecured obligations of KKC and shall rank pari passu with one another and with all other unsecured obligations of KKC. The CVRs shall not be evidenced by a certificate or other document of title.

Any Orchard ADS holders who hold their Orchard ADSs indirectly through a broker, bank, trust company or other nominee within DTC, will receive credit of the funds to their account from their broker, bank, trust company or other nominee. The Depositary will remit the applicable funds to DTC, and DTC will, in turn, credit the Orchard ADS holder’s broker, bank, trust company or other nominee.

The settlement of the ADS deliverables is governed by the terms of the Transaction Agreement and the Deposit Agreement and is a matter that is external to the Scheme of Arrangement. As set out in the Scheme of Arrangement, neither KKC nor any member of the KKC Group nor the Rights Agent nor Orchard shall have any responsibility or liability under the Scheme of Arrangement for the onwards distribution or transmission to the holders of Orchard ADSs, or to any other person, of the scheme deliverables due to the Depositary (or any nominee or custodian of the Depositary which is the relevant Scheme Shareholder), albeit that the foregoing does not affect Orchard’s obligations under the Deposit Agreement or any party’s obligations under the Transaction Agreement.

10. Overseas Orchard Shareholders

The availability of the Scheme of Arrangement and the transaction deliverables to overseas Orchard shareholders may be affected by the laws of the relevant jurisdictions. Overseas Orchard shareholders should inform themselves about, and should observe, any applicable legal requirements. It is the responsibility of all overseas Orchard shareholders to satisfy themselves as to their full compliance with the laws of the relevant jurisdiction, including obtaining any governmental, exchange control or other consents which may be required and their compliance with any other necessary formalities which are required to be observed and the payment of any issue, transfer or other taxes due in such jurisdiction. If you are in any doubt regarding such matters, you should consult an independent professional adviser in the relevant jurisdiction without delay.

Overseas Orchard shareholders should consult their own legal and tax advisers with respect to the legal and tax consequences of the Transaction in their particular circumstances.

Without prejudice to the generality of the foregoing, if, in respect of any Scheme Shareholder with a registered address in a jurisdiction outside the United Kingdom or the U.S., KKC, any member of the KKC Group or the Rights Agent is advised that the delivery of CVRs would or might infringe the laws of such jurisdiction or would require KKC, any member of the KKC Group, the Rights Agent or Orchard to observe any governmental or other consent or any registration, filing or other formality with which KKC, any member of the KKC Group, the Rights Agent or Orchard (as the case may be) is unable to comply, or compliance with which by such person is regarded by such person or by KKC (in the case of KKC, acting reasonably) as unduly onerous, each of KKC or the Rights Agent may, in its discretion, determine that such Scheme Shareholder shall not have issued to it the CVRs and, in lieu of the entitlement to CVRs, KKC shall, to the extent permitted by Applicable Law, upon the occurrence of a CVR Event, pay to such Scheme Shareholder an amount per Scheme Share equal to the cash amount (if any), on the same date as such payment is made to Scheme Shareholders that hold CVRs in the same manner as the Cash Consideration is payable to such Scheme Shareholders pursuant to the Scheme of Arrangement (rounded up or down to the nearest U.S. cent), that such Scheme Shareholder would have been entitled to receive if it had received CVRs pursuant to the Scheme of Arrangement.

11. Action to be taken

The approval required for the Scheme Proposal at the Court Meeting is a simple majority in number of the Orchard Voting Ordinary Shareholders present and voting (and entitled to vote) in person or by proxy, representing at least 75% in value of the Orchard Voting Ordinary Shares in respect of which a vote has been cast.

The approval required for the Scheme Implementation Proposal at the General Meeting is approval by at least 75% of the votes cast by Orchard Voting Ordinary Shareholders present and voting (and entitled to vote), either in person or by proxy.

The approval required for the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements at the General Meeting is approval by simple majority of the votes cast by Orchard Voting Ordinary Shareholders present and voting (and entitled to vote), either in person or by proxy.

If the Scheme of Arrangement becomes effective it will be binding on all holders of Scheme Shares irrespective of whether or not they attended or voted at the Court Meeting or the General Meeting.

Forms of proxy

Each copy of this proxy statement mailed to eligible holders of Orchard Voting Ordinary Shares is accompanied by two forms of proxy with instructions for voting. The blue form of proxy corresponds to the Court Meeting and the yellow form of proxy corresponds to the General Meeting. If you hold Orchard Voting Ordinary Shares in your name as a shareholder of record, you should complete and return both proxy cards accompanying this proxy statement to ensure that your vote is counted at both of the Shareholder Meetings, or at any adjournment or postponement of the Shareholder Meetings, regardless of whether you plan to attend the Shareholder Meetings, so as to arrive as soon as possible but in any event at least 48 hours before the relevant meeting (excluding any part of such 48 hour period falling on a weekend or public holiday in the UK). You may also authorize a proxy to vote your shares online or electronically as set out in full on the proxy cards.

If the blue form of proxy relating to the Court Meeting is not lodged by the relevant time, it may be emailed to ProxyVotes@equiniti.com or handed to the Chair, or Equiniti on behalf of the Chair at any time up to the Court Meeting. However, in the case of the General Meeting, if the yellow form of proxy is not lodged so as to be received by the time mentioned above, it will be invalid. The completion and return of either form of proxy will not preclude you from attending the Court Meeting or the General Meeting and voting in person if you so wish.

If you hold your Orchard Voting Ordinary Shares in “street name” through a broker, bank, trust company or other nominee, you must direct your broker, bank, trust company or other nominee to vote in accordance with the instructions you have received from your broker, bank, trust company or other nominee.

The Orchard Board is not currently aware of any business to be acted upon at the Shareholder Meetings other than the matters described in this proxy statement. If, however, other matters are properly brought before the Shareholder Meetings, the persons appointed as proxies will have discretion to vote or act on those matters as in their judgment is in the best interest of Orchard and its shareholders, except that Orchard will comply with any limitations on the exercise of such discretion under applicable law and stock exchange listing rules.

If you hold Orchard Voting Ordinary Shares in uncertificated form through CREST and wish to appoint a proxy or proxies for the Court Meeting (or any adjournment thereof) by using the CREST electronic proxy appointment service, you may do so by using the procedures described in the CREST Manual. CREST personal members or other CREST sponsored members, and those CREST members who have appointed any voting service provider(s), should refer to their CREST sponsor or voting service providers), who will be able to take the appropriate action on their behalf.

In order for a proxy appointment or instruction made using the CREST service to be valid, the appropriate CREST message (a “CREST Proxy Instruction”) must be properly authenticated in accordance with the specifications of Euroclear and must contain the information required for such instructions as described in the CREST Manual. The message (regardless of whether it constitutes the appointment of a proxy or an amendment to the instructions given to a previously appointed proxy) must, in order to be valid, be transmitted so as to be received by Orchard’s Registrar (ID: RA19) not later than 48 hours (excluding any part of such 48-hour period falling on a non-working day) before the time fixed for the Court Meeting or any adjournment thereof. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which the Orchard’s Registrar is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST. If the CREST proxy appointment or instruction is not received by this time, the blue form of proxy may be emailed to ProxyVotes@equiniti.com or handed to the Chair, or Equiniti on behalf of the Chair any time prior to the commencement of the Court Meeting or any adjournment thereof.

CREST members and, where applicable, their CREST sponsors or voting service providers should note that Euroclear does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the input of CREST Proxy Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed any voting service provider(s), to procure that his/her CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. For further information on the logistics of submitting messages in CREST, CREST members and, where applicable, their CREST sponsors or voting service providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.

Orchard may treat as invalid a CREST Proxy Instruction in the circumstances set out in Regulation 35(5)(a) of the CREST Regulations.

Orchard ADS holders should refer to section 9 of this Explanatory Statement for information relevant to such holders.

If you are an institutional investor you may be able to appoint a proxy electronically via the Proxymity platform, a process which has been agreed by the Company and approved by the Registrar. For further information regarding Proxymity, please go to www.proxymity.io. Your proxy must be received as soon as possible and not later than 2:15 p.m. on December 15, 2023 (or, in the case of an adjournment of the General Meeting, 48 hours (excluding any part of such 48 hour period falling on a non-working day) before the time appointed for the adjourned meeting).

Before you can appoint a proxy via this process you will need to have agreed to Proxymity’s associated terms and conditions. It is important that you read these carefully as you will be bound by them and they will govern the electronic appointment of your proxy.

12. Further information

The terms of the Scheme of Arrangement are set out in full in the section entitled “The Scheme of Arrangement” beginning on page 108 of this proxy statement. A summary of material tax consequences are set out in the sections entitled “Material United States Federal Income Tax Consequences of the Transaction”, and “Material United Kingdom Tax Consequences of the Transaction” beginning on pages 122, 129 and 130, respectively, of this proxy statement. Further information regarding Orchard and KKC are set out in the section entitled “The Parties to the Transaction” beginning on page 46 of this proxy statement.

THE GENERAL MEETING

Proposal 1—Scheme Implementation Proposal

For the reasons described above, Orchard is requesting that the Orchard shareholders adopt the following resolution at the General Meeting, which is a special resolution:

THAT, for the purpose of giving effect to the scheme of arrangement dated November 16, 2023 between Orchard and the holders of Scheme Shares (as defined in such scheme of arrangement), a print of which has been produced to this meeting and for the purposes of identification signed by the Chair of this meeting, in its original form or with or subject to any modification, addition, or condition as may be agreed from time to time (including, for the avoidance of doubt, after the date of this resolution) between Orchard and Kyowa Kirin Co., Ltd (“KKC”) which (if required) is approved by the High Court of Justice of England and Wales (the “Court”), or which is otherwise imposed by the Court and is mutually acceptable to Orchard and KKC each acting reasonably and in good faith (the “Scheme”):

A.

the directors of Orchard (or a duly authorized committee of the directors) be and are hereby authorized to take all such action as they may consider necessary or appropriate for carrying the Scheme into effect; and

B.	with effect from the passing of this resolution, the articles of association of Orchard be and are hereby amended by the adoption and inclusion of the following new article 143:

“143 Scheme of Arrangement

(i)

In this article, references to the “Scheme” are to the Scheme of Arrangement under Part 26 of the Act between Orchard and the holders of Scheme Shares dated November 16, 2023 in its original form or with or subject to any modification, addition or condition as may be agreed between Orchard and KKC and which (if required) is approved by the Court, or which is otherwise imposed by the Court and is mutually acceptable to Orchard and KKC each acting reasonably and in good faith and, save as defined in this article, expressions defined in the Scheme shall have the same meanings in this article. Capitalised terms used but not otherwise defined in this article shall have the meaning ascribed to such terms in the Scheme.

(ii)

Notwithstanding any other provision of these articles or the terms of any resolution, whether ordinary or special, passed by Orchard in General Meeting, if Orchard issues any shares (other than to any member of the KKC Group or a nominee of any such person (each such person, a “KKC Company”)) at or after the Voting Record Time but before the Scheme Record Time, such shares shall be issued subject to the terms of the Scheme (and shall be Scheme Shares for the purposes of the Scheme) and the original or any subsequent holder or holders of such shares shall be bound by the Scheme accordingly.

(iii)

Subject to the Scheme becoming effective, and notwithstanding any other provision of these articles, if any shares in Orchard are issued or transferred to any person other than a KKC Company (a “New Member”) after the Scheme Record Time (such shares the “Post-Scheme Shares”), such New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) will be obliged, upon the Scheme becoming effective (or, if later, upon the issue or transfer of the Post-Scheme Shares to such New Member), to transfer immediately all of its Post-Scheme Shares free of all encumbrances to KKC (or to such other person as may be nominated by KKC) who shall be obliged to acquire (or procure the acquisition by such other person of) all of the Post-Scheme Shares. In exchange for the transfer of the Post-Scheme Shares, KKC (or such other person as has been nominated by KKC) shall pay or procure the payment to the New Member of the same Cash Consideration and, subject to Article 143(v), deliver such number of CVRs that the New Member would have been entitled to receive pursuant to the Scheme had each Post-Scheme Share been a Scheme Share.

(iv)

Notwithstanding the provisions of Article 143(iii) and subject to Article 143(v), if, in respect of any New Member with a registered address in a jurisdiction outside the United Kingdom or the U.S., KKC, any member of the KKC Group or the Rights Agent is advised that the delivery of CVRs pursuant to Article 143(iii) would or might infringe the laws of such jurisdiction or would require KKC, any member of the KKC Group, the Rights Agent or Orchard to observe any governmental or other consent or any registration, filing or other formality with which KKC, any member of the KKC Group, the Rights Agent or Orchard (as the case may be) is unable to comply, or compliance with which by such person is regarded by such person or by KKC (in the case of KKC, acting reasonably) as unduly onerous, each of KKC or the Rights Agent may, in its discretion, determine that such New Member shall not have issued to it the CVRs and, in lieu of the entitlement to CVRs, KKC shall, to the extent permitted by Applicable Law, pay to such New Member an amount per Post-Scheme Share equal to the cash amount (if any), on the same date as such payment is made to the holders of Scheme Shares that hold CVRs in the same manner as the Cash Consideration is payable to such New Member (rounded up or down to the nearest U.S. cent), that such New Member would have been entitled to receive if it had received CVRs pursuant to the Scheme had each Post-Scheme Share been a Scheme Share.

(v)

Where a person becomes a New Member following the occurrence of a CVR Event, KKC (or such other person as has been nominated by KKC) shall not deliver any CVRs to such New Member and shall instead pay such New Member an amount per Post-Scheme Share equal to the cash amount (if any), on the same date and in the same manner as the Cash Consideration is payable to such New Member (rounded up or down to the nearest U.S. cent), that such New Member would have been entitled to receive had it received CVRs pursuant to the Scheme had each Post-Scheme Share been a Scheme Share. For the avoidance of doubt, if no CVR Event has occurred on or prior to 31 December 2024, a person becoming a New Member on or after 1 January 2025 shall be entitled to the Cash Consideration only in respect of any Post-Scheme Shares.

(vi)

If, after the Effective Time, Orchard Ordinary Shares shall have been changed to, or exchanged for, a different number or class of shares or securities by reason of any stock dividend, bonus issue, scrip dividend, subdivision, reorganization, merger, consolidation, reclassification, redesignation, recapitalization, share split, reverse share split, combination or exchange of shares, or a stock or scrip dividend shall be declared with a record date falling after the Effective Time, or any similar event shall have occurred, then the amount of any Cash Consideration or CVRs due to a New Member for each Post-Scheme Share pursuant to Article 143(iii) above shall be adjusted by the directors of Orchard in such manner as the auditors of Orchard may determine to be appropriate to provide KKC and the New Members holding any Post-Scheme Share(s) with the same economic effect as contemplated by the Scheme prior to such event. References in this article to shares shall, following such adjustment, be construed accordingly.

(vii)

To give effect to any transfer of Post-Scheme Shares required by this article, Orchard may appoint any person as attorney and agent (the “agent”) for the New Member to execute and deliver as transferor a form of transfer or other instrument or instruction of transfer on behalf of the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) in favour of KKC (or such other person as KKC may nominate) and do all such other things and execute and deliver all such documents as may in the opinion of the agent be necessary or desirable to vest the Post-Scheme Shares in KKC (or such other person as KKC may nominate) and pending such vesting to exercise all such rights attaching to the Post-Scheme Shares as KKC may direct. If an agent is so appointed, the New Member shall not thereafter be entitled to exercise any rights attaching to the Post-Scheme Shares unless so agreed in writing by KKC, and Orchard may send to the agent any notice, circular, warrant or other document or communication which may otherwise be required to be sent to the New Member as a member of Orchard.

(viii)

Orchard may give good receipt for the Cash Consideration and CVRs due to the New Member pursuant to Article 143(iii) above for the Post-Scheme Shares and may register KKC (or such other person as KKC may nominate) as holder of the Post-Scheme Shares and issue to it certificate(s) for the same. The agent shall be empowered to execute and deliver as transferor a form of transfer or other instrument or instruction of transfer on behalf of the New Member (or any subsequent holder). Orchard shall not be obliged to issue a certificate to the New Member for any Post-Scheme Shares.

(ix)

KKC shall settle (or procure the settlement) of the Cash Consideration due to the New Member and delivery of the CVRs due to the New Member pursuant to Article 143(iii) within 14 days of the transfer of the Post-Scheme Shares by the New Member to KKC (or to such other person as KKC may nominate).

(x)

Notwithstanding any other provision of these articles, neither Orchard nor its directors shall register the transfer of any Scheme Shares effected between the Scheme Record Time and the Effective Time (other than to a KKC Company or a nominee of a KKC Company pursuant to the Scheme).

(xi)	If the Scheme shall not have become effective by the date referred to in paragraph 10.2 of the Scheme, this article shall be of no effect.”

Vote Required and Orchard Board Recommendation

Assuming a quorum is present, the Scheme Implementation Proposal will be passed if at least 75% of the votes cast at the General Meeting in person or by proxy are cast in favor of this proposal.

Completion of the Transaction is conditioned upon Orchard shareholder approval of the Scheme Implementation Proposal.

The Orchard Board unanimously recommends that you vote “FOR” the Scheme Implementation Proposal.

Proposal 2—Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements

In accordance with Section 14A of the Exchange Act, Orchard is providing Orchard shareholders with the opportunity to cast a non-binding advisory vote on the compensation that may be paid or become payable to the Orchard’s named executive officers in connection with the Transaction. As required by those rules, Orchard is asking Orchard shareholders to vote on the approval of the following resolution, which is an ordinary resolution:

“THAT, the compensation that may be paid or become payable to Orchard’s named executive officers in connection with the Transaction, as disclosed in the table entitled “Potential Payments to Named Executive Officers” beginning on page 83 of this proxy statement, including the associated narrative discussion, and the agreements or understandings pursuant to which such compensation may be paid or become payable, are hereby approved.”

The vote on this proposal is a vote separate and apart from the Scheme Implementation Proposal. Accordingly, you may vote in favor of the Scheme Implementation Proposal and vote not to approve this proposal and vice versa. Because this proposal is only advisory in nature, it will not be binding on Orchard or the Orchard Board. Accordingly, because Orchard is contractually obligated to pay the compensation, such compensation will be paid or become payable, subject only to the conditions applicable thereto, if the Transaction is consummated and regardless of the outcome of the advisory proposal.

Assuming a quorum is present, the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements will be passed if a simple majority of the votes cast at the General Meeting are cast in favor of this proposal.

The Orchard Board unanimously recommends that you vote “FOR” the approval of the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements.

THE PARTIES TO THE TRANSACTION

Orchard Therapeutics plc

Orchard, a public limited company incorporated in England and Wales, is a global leader in discovering, developing and commercializing new treatments that tap into the curative potential of hematopoietic stem cell (HSC) gene therapy. Orchard ADSs are listed on Nasdaq under the symbol “ORTX”.

Orchard’s registered offices are located at 245 Hammersmith Road, 3rd Floor, London, England W6 8PW, United Kingdom and its telephone number is +44 (0) 203 808-8286.

For more information about Orchard, please visit Orchard’s Internet website at www.orchard-tx.com. Orchard’s Internet website address is provided as an inactive textual reference only. The information contained on Orchard’s Internet website is not incorporated into, and does not form a part of, this proxy statement or any other report or document on file with or furnished to the SEC. Additional information about Orchard is included in the documents incorporated by reference into this proxy statement. See the section entitled “Where You Can Find More Information” beginning on page 133 of this proxy statement.

Kyowa Kirin Co., Ltd.

KKC, a Japanese joint stock company (kabushiki kaisha), is a Global Specialty Pharmaceutical Company with a heritage of 70+ years, applies cutting-edge science including an expertise in antibody research and engineering, to address the needs of patients and society across multiple therapeutic areas including Nephrology, Oncology, Immunology/Allergy and Neurology.

KKC’s executive offices are located at Otemachi Financial City Grand Cube, 1-9-2 Otemachi, Chiyoda-ku, Tokyo 100-0004, Japan and its telephone number is +81 3-5205-7200.

For more information about KKC, please visit KKC’s Internet website at www.kyowakirin.com. KKC’s Internet website address is provided as an inactive textual reference only. The information contained on KKC’s Internet website is not incorporated into, and does not form a part of, this proxy statement or any other report or document on file with or furnished to the SEC. Additional information about KKC is included in the documents incorporated by reference into this proxy statement. See the section entitled “Where You Can Find More Information” beginning on page 133 of this proxy statement.

THE TRANSACTION

Overview

On October 5, 2023, Orchard entered into the Transaction Agreement with KKC. Under the terms of the Transaction Agreement, subject to the satisfaction or waiver of the conditions set forth therein, KKC (and/or, at KKC’s election, the Nominee) will, subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the conditions to the completion of the Transaction, acquire the entire issued and to be issued share capital of Orchard pursuant to the Scheme of Arrangement, which is a court-sanctioned scheme of arrangement under the Companies Act.

Background of the Transaction

The following chronology summarizes the key meetings and events that led to the signing of the Transaction Agreement. The following chronology does not purport to catalogue every conversation among the Orchard Board or committees thereof or the representatives of Orchard and other parties.

Orchard is a global gene therapy company dedicated to ending the devastation caused by genetic and other severe diseases. Orchard’s ex vivo autologous hematopoietic stem cell (HSC) gene therapy approach harnesses the power of genetically modified blood stem cells and seeks to correct the underlying cause of disease in a single administration. Orchard seeks to achieve this outcome by utilizing a lentiviral vector to introduce a functional copy of a missing or faulty gene into the patient’s own, or autologous, HSCs through an ex vivo process, resulting in a gene-modified cellular drug product that can then be administered to the patient at the bedside. Orchard’s portfolio includes a commercial-stage product and research and development-stage product candidates. Orchard’s lead program is OTL-200, which was approved in the European Union, the United Kingdom, Iceland, Liechtenstein and Norway under the brand name Libmeldy for eligible patients with early-onset metachromatic leukodystrophy, or MLD. Orchard has also filed for marketing approval for OTL-200 in Switzerland and in the U.S. and expects regulatory decisions on those filings in the first half of 2024.

Orchard management and the Orchard Board regularly review Orchard’s performance and prospects in light of its own business activities and external developments in the biotechnology and biopharmaceutical industries. From time to time, these reviews have included consideration of potential partnerships, collaborations and other strategic transactions such as acquisitions or divestitures of programs or technology to enhance shareholder value. Orchard management provided periodic updates on its activities, including those described below, to the Orchard Board.

In August 2021, representatives of KKC’s business development team contacted Orchard’s Chief Executive Officer, Bobby Gaspar, M.D., Ph.D., to arrange an introductory meeting to enquire how Orchard’s scientific platform could be used in a specific research setting. Shortly thereafter, in September 2021, representatives of KKC and members of Orchard management met to discuss Orchard’s business and potential collaboration opportunities. The discussions were high level in nature and the parties did not discuss a potential acquisition or other transaction.

From November 2021 through April 2023, representatives of KKC and members of Orchard management engaged in preliminary discussions regarding KKC’s interest in Orchard’s research and development-stage programs and potential collaboration opportunities. KKC and Orchard did not discuss a potential acquisition. In order to facilitate these discussions, Orchard and KKC entered into a mutual confidentiality agreement, effective as of November 18, 2021, which was subsequently amended to extend the term of the agreement. This mutual confidentiality agreement did not contain a standstill obligation.

During the fourth quarter of 2021 and the first quarter of 2022, the Orchard Board discussed the strategic, financial and operational challenges of operating Orchard’s business in the then-current environment, including the macro-economic, industry and market conditions negatively impacting gene therapy companies such as

Orchard. The Orchard Board discussed the need for significant capital investment to complete Orchard’s clinical trials of OTL-200, to support the filing of a biologics license application, or BLA, for OTL-200, to continue the commercialization of Libmeldy in Europe, to fund its innovative research and development efforts, to hire the appropriate personnel necessary to execute on those priorities, to incentivize critical talent, and to operate generally as a public company, as well as the risks and uncertainties associated with conducting clinical trials and pre-clinical studies for Orchard’s programs and product candidates, pursuing related regulatory approvals and, if successful, launching and commercializing such products. The Orchard Board discussed the risks and uncertainties associated with identifying patients for commercial treatment and for clinical trials for OTL-200 and Orchard’s other programs, the investment required in diagnostics and newborn screening, the complexities of manufacturing and administering gene therapy, the need to treat a sufficient number of patients to demonstrate a consistently durable response rate and survival benefit, the adequacy, scalability and commercial viability of Orchard’s manufacturing capacity, and the pricing and reimbursement of Libmeldy and other Orchard product candidates. The Orchard Board also discussed the risks and uncertainties associated with Orchard’s cash requirements, which, among other macro- , industry- and company-specific headwinds, had severely negatively impacted Orchard’s stock price and its ability to raise sufficient capital through equity financings. The Orchard Board further discussed Orchard’s current cash position, its near-term priorities and related cash requirements, and the lack of attractive financing alternatives given the then-current market conditions.

During the fourth quarter of 2021, the Orchard Board discussed with representatives of Guggenheim Securities, LLC (“Guggenheim Securities”) Orchard’s business and prospects and the possibility of Guggenheim Securities acting as its financial advisor in evaluating strategic alternatives that might be available to Orchard in light of the risks and challenges facing Orchard, as described above. The Orchard Board considered Guggenheim Securities as a potential financial advisor to assist and advise Orchard given, among other things, Guggenheim Securities’ qualifications, experience, and reputation; its knowledge of and involvement in transactions in the biopharmaceutical industry; and its familiarity with gene therapy companies such as Orchard, including through its prior involvement in assisting Orchard in connection with prior Orchard equity offerings. In view of these considerations, Orchard engaged Guggenheim Securities pursuant to an engagement letter dated December 10, 2021, to assist the Orchard Board in exploring and evaluating a broad range of strategic and financial alternatives to enhance stockholder value, including a possible merger or sale of Orchard.

From the fourth quarter of 2021 through the first quarter of 2022, Orchard management, with the assistance of Guggenheim Securities, conducted a broad outreach to potential partners to explore potential collaborations and strategic partnerships. During this time, Orchard management and representatives of Guggenheim Securities discussed potential collaboration opportunities with over two dozen companies, including Party C, Party D, Party E and Party F (as referred to below). These discussions did not result in any collaborations or other transactions.

In December 2021, representatives of KKC and members of Orchard management engaged in a preliminary discussion regarding potential opportunities for a collaboration between the companies, but no specific proposals were made. KKC and Orchard did not discuss a potential acquisition.

In January and February 2022, representatives of KKC and members of Orchard management discussed a potential collaboration focused on the delivery of vectorized antibodies and regulatory T cells, or Tregs, using HSCs. These discussions were preliminary in nature and no proposals were made during these discussions. KKC and Orchard did not discuss a potential acquisition.

In January 2022, in response to an unsolicited inbound inquiry, members of Orchard management had business development discussions with representatives of a global pharmaceutical company (referred to as “Party A,”) regarding its interest in exploring potential partnerships, collaborations and other strategic transactions involving Orchard’s portfolio. To facilitate these discussions, in March 2022, Orchard and Party A entered into a mutual confidentiality agreement. This mutual confidentiality agreement did not contain a standstill obligation. From January 2022 through January 2023, members of Orchard management continued to engage in intermittent discussions with Party A regarding its interest in Orchard’s research and development-

stage product candidates. In December 2022, Party A presented a high-level, preliminary, non-binding term sheet for a worldwide co-development partnership regarding OTL-203 for the treatment of Mucopolysaccharidosis Type I, or MPS-I. Ultimately, however, the parties were not able to come to an agreement on certain key economic terms and discussions ended in January 2023.

On January 31, 2022, February 18, 2022 and March 23, 2022, the Orchard Board held meetings at which members of Orchard management and representatives of Goodwin Procter LLP (“Goodwin”), Orchard’s outside legal counsel, were present. Representatives of Guggenheim Securities were also present for a portion of the meetings. At these meetings, Orchard management provided business updates to the Orchard Board, including discussions regarding potential strategic business combinations and other corporate development opportunities. The Orchard Board discussed the risks and challenges facing Orchard described above and considered the capital requirements necessary for successfully commercializing Libmeldy in Europe and continuing to seek regulatory approval for OTL-200 in the U.S. Orchard management provided an update on Orchard’s cash forecast and financial outlook. The Orchard Board and Orchard management discussed Orchard’s cash burn and cash position and possible strategies to extend its cash runway at least to the then-anticipated timing for BLA approval of OTL-200. The meeting participants discussed the low likelihood that third parties would be interested in providing sufficient equity financing to Orchard at attractive valuations in the then-current economic environment that would not be significantly dilutive to existing Orchard shareholders. Following discussion, the Orchard Board determined that it would be in the best interests of Orchard and Orchard shareholders for Orchard to narrow its pipeline priorities to concentrate resources on severe neurometabolic rare diseases and early research programs with larger patient populations. This included continued investment in OTL-200 for MLD to help build commercial momentum in Europe, as well as to support regulatory and future commercial activities for a potential U.S. approval and launch. The Orchard Board authorized Orchard management to proceed with implementing various actions to refocus Orchard’s business on these pipeline priorities and on preserving cash available by seeking potential partnership opportunities involving Orchard’s research and development-stage product candidates with one or more third parties among other strategic opportunities, along with a reduction in workforce aligned with such changes, on such timeline as Orchard management deemed to be in Orchard’s best interest.

The Orchard Board also considered the prolonged pressure on the stock prices of biopharmaceutical companies and the likelihood that, if the current economic environment were to continue, consolidation would occur in the biopharmaceutical industry, particularly in the capital-intensive gene therapy sector in which Orchard operates. Following discussion, the Orchard Board determined that it would be in the best interests of Orchard and its shareholders for Orchard to proactively review other potential strategic transactions available to it, including a merger of equals transaction, in order to be a first mover in such consolidation among gene therapy companies, as well as partnership opportunities involving Orchard’s research and development-stage product candidates.

At the Orchard Board meeting held on February 18, 2022, in accordance with the Orchard Articles, the Orchard Board established a Transaction Committee of the Orchard Board (the “Transaction Committee”), for convenience (and not because of any actual or perceived conflicts of interests), in order to assist the Orchard Board, as needed, in reviewing and negotiating any proposals that might be received by Orchard regarding a potential strategic transaction. The initial members of the Transaction Committee were the following independent directors: Jim Geraghty (Chair), Charles Rowland, Jr. and Alicia Secor. During the remainder of 2022, the Transaction Committee, assisted by Guggenheim Securities, considered certain potential strategic transactions.

Beginning in February 2022, as authorized by the Orchard Board, Orchard management had preliminary discussions with several gene therapy focused companies, other than KKC, to ascertain interest in a potential strategic transaction, including a merger of equals transaction, with Orchard. The Orchard Board and the Transaction Committee were periodically updated on these discussions, which included mutual management presentations and consideration of the parties’ respective program portfolios as well as various financial matters relevant to a combined enterprise. While discussions with a number of these parties continued for several months, ultimately, the Transaction Committee concluded that none of these potential strategic transactions were on terms attractive enough to be in the strategic interest of Orchard to pursue at that time.

As part of these discussions, from February 2022 to June 2022, Orchard management engaged in discussions with a gene therapy company (referred to as “Party B”) regarding a potential business combination transaction. In order to facilitate these discussions, Orchard and Party B entered into a mutual confidentiality agreement, effective as of February 3, 2022. This mutual confidentiality agreement did not contain a standstill obligation. Ultimately, however, the Transaction Committee concluded that a potential business combination transaction with Party B was not on terms attractive enough to be in the strategic interest of Orchard to pursue at that time.

On March 30, 2022, Orchard publicly announced its intention to focus its HSC gene therapy platform on severe neurometabolic rare diseases, including Libmeldy for MLD, and to discontinue its investment in and seek alternatives for its programs in rare primary immune deficiencies, including through potential commercial partnerships. As part of the strategic reprioritization, Orchard publicly announced a plan for Orchard to reduce its workforce by approximately 30%.

On May 16, 2022, representatives of KKC presented a high-level outline of a potential framework for a research collaboration pursuant to which Orchard and KKC would research, develop, manufacture and commercialize two programs using Orchard’s HSC platform technology with initial indications to treat glioblastoma, a form of brain cancer, and multiple sclerosis. The collaboration proposed would have included an initial research period after which KKC would have had an exclusive option to the programs. From that date through December 2022, Orchard and KKC continued intermittent discussions regarding a framework for a potential partnership agreement, financial considerations and each party’s role in such collaboration. The Orchard Board and the Transaction Committee were periodically updated on these discussions as they progressed.

On November 29, 2022, as part of ongoing discussions, members of Orchard management visited KKC’s headquarters in Tokyo, Japan to provide a broad overview of Orchard’s technology and platform.

On December 23, 2022, following negotiations between the parties, KKC, subject to KKC executive committee approval which was received on January 12, 2023, and Orchard agreed to a preliminary, non-binding term sheet for a potential exclusive worldwide partnership regarding two programs using Orchard’s HSC platform technology with initial indications to treat glioblastoma, a form of brain cancer, and multiple sclerosis.

From January through April 2023, KKC and Orchard exchanged several drafts of a research collaboration agreement based on the December 23, 2022 preliminary, non-binding term sheet and engaged in negotiations related thereto. On March 14 and 15, 2023, as part of ongoing discussions, representatives of KKC visited Orchard’s headquarters in London, England. Ultimately, however, the parties did not reach agreement on certain key terms and therefore did not execute a research collaboration agreement.

On March 6, 2023, Orchard announced that it entered into a securities purchase agreement for the sale of units comprised of ten Orchard ordinary shares plus a warrant to purchase 11 Orchard ordinary shares in a private placement with an initial closing of $34 million of units at a purchase price of $6.00 (or $0.60 per Orchard ordinary share plus a portion of a warrant), with the potential to raise an additional $34 million through the sale of units at a purchase price of $8.00 per unit (or $0.80 per Orchard ordinary share plus a portion of a warrant) subject to Orchard’s public announcement of its intention to submit a BLA with the U.S. Food and Drug Administration (FDA) (following receipt of minutes from Orchard’s pre-BLA meeting with the FDA) and shareholder approval for authority under section 551 of the Companies Act to allot the shares issuable upon exercise of the warrants and up to an additional $120 million through the exercise of warrants having an exercise price of $11.00 per ten Orchard ordinary shares, which would become exercisable for a 30 day period subject to and following Orchard’s announcement of FDA approval of OTL-200 in the U.S.

On April 24, 2023, Orchard and Guggenheim Securities entered into an agreement that recognized and acknowledged that the December 10, 2021 engagement letter between Orchard and Guggenheim Securities was terminated, effective as of March 1, 2023.

On May 24, 2023, representatives of KKC contacted members of Orchard management and presented a verbal, non-binding indication of interest to acquire Orchard for $9.00 per Orchard ADS in cash (the “May 24 Proposal”). The members of Orchard management indicated that they would inform the Orchard Board of the May 24 Proposal.

On May 24, 2023, members of Orchard management preliminarily discussed with representatives of Guggenheim Securities, Orchard’s business and prospects and the possibility of acting as its financial advisor in evaluating KKC’s May 24 Proposal and any additional proposals that might be received from KKC or any other parties. Orchard considered Guggenheim Securities as a potential financial advisor to assist and advise Orchard given, among other things, that Guggenheim Securities has had a long-standing investment banking relationship with Orchard and had been formally engaged between December 10, 2021 and March 1, 2023 as Orchard’s financial advisor as described above.

On May 25, 2023, the Transaction Committee held a meeting at which members of Orchard management and representatives of Guggenheim Securities and Goodwin were present. At the meeting, members of Orchard management reported to the Transaction Committee their recent conversations with representatives of KKC and receipt of the May 24 Proposal. Representatives of Goodwin reviewed with the members of the Transaction Committee their fiduciary duties in the context of an offer to acquire Orchard. The meeting participants then discussed the May 24 Proposal from KKC and related process considerations in the event that the Transaction Committee decided to engage with KKC regarding the May 24 Proposal.

The Transaction Committee then discussed the May 24 Proposal and potential responses to KKC, including whether to engage with KKC with respect to a potential acquisition of Orchard. Representatives of Guggenheim Securities then discussed certain publicly available market data regarding Orchard. The Transaction Committee directed Orchard management to update its long-term plan and projections for consideration by the Orchard Board. Following this discussion, the Transaction Committee directed Orchard management to inform KKC that Orchard was not contemplating a sale of the company and that the May 24 Proposal was inadequate and undervalued Orchard’s business, but that Orchard remained interested in completing the research collaboration agreement with KKC and at the same time would be willing to discuss a broader transaction with KKC.

On May 26, 2023, members of Orchard management had a discussion with representatives of KKC and conveyed the Transaction Committee’s feedback that Orchard was not contemplating a sale of the company and that the May 24 Proposal was inadequate to change that position but that Orchard remained interested in completing the collaboration agreement being discussed with KKC and at the same time would be willing to broaden the scope of the collaboration if it was of interest to KKC.

On May 30, 2023, in order to facilitate continuing discussions between the parties relating to a potential broader strategic transaction, Orchard provided a new form of confidentiality agreement to KKC that included a standstill provision.

On May 31, 2023, following negotiation between the parties, Orchard and KKC entered into a new confidentiality agreement, which included customary non-disclosure provisions and a standstill provision that prohibited KKC from taking certain unsolicited actions without the prior written consent of Orchard, subject to certain customary fall-away provisions to the standstill in the event of the entry, commencement or public announcement of certain change of control transactions involving Orchard and any third party.

On June 2, 2023, certain members of both management teams of Orchard and KKC met in-person in London, England to continue discussions on the research collaboration agreement that had been negotiated and ways to enhance that collaboration more broadly in the future, through inclusion of additional programs or an equity investment in Orchard by KKC while Orchard remained a standalone company. At the meeting, KKC management indicated that KKC was still interested in an all cash acquisition of Orchard and would present a revised proposal to acquire Orchard.

On June 9, 2023, a member of management of Party B contacted Orchard management seeking a meeting. On June 12, 2023, members of both management teams of Orchard and Party B met via video conference. The discussion was preliminary in nature and did not lead to any proposals being made or nonpublic information being shared between the parties.

On June 14, 2023, the Orchard Board held a regularly-scheduled meeting at which members of Orchard management and representatives of Goodwin were present. Representatives of Guggenheim Securities were present for a portion of the meeting. At the meeting, Orchard management provided a business update to the Orchard Board. Orchard management then provided an update on recent discussions with KKC and its perceived level of interest, noting that KKC indicated a revised proposal was forthcoming and that the discussions had focused on high-level diligence matters. Following discussion, the Orchard Board authorized Orchard management and its advisors to continue discussions with KKC regarding its interest in a transaction involving Orchard and due diligence. The participants then discussed Orchard management’s long-range plan, including the related methodology, the underlying assumptions and related risks, and the preparation of financial projections based on such long-range plan. See the heading titled “—Certain Financial Projections” for further information regarding the “Forecasts.” The Orchard Board also discussed Orchard’s prospects as a standalone company generally and its OTL-200 program and the remaining pipeline. After discussion of these matters, the Orchard Board approved the Forecasts for use by Guggenheim Securities in its financial analyses.

The Orchard Board also discussed whether to contact other pharmaceutical companies, in addition to KKC, that might have interest in an acquisition of Orchard. The meeting participants considered that KKC had not yet presented a proposal that the Orchard Board considered actionable, and also noted that outreach could cause significant disruption to Orchard, including the distraction of employees. Orchard management provided an update on the discussions with Party B. The meeting participants considered that the discussions with Party B were preliminary and concluded that a potential strategic transaction with Party B was not likely to be a viable alternative because, among other things, the parties had divergent views on the strategic rationale for a potential transaction, the equity split for Orchard shareholders of the post-closing combined company and the complexity of rationalizing the companies’ respective programs. Following discussion, the Orchard Board instructed Orchard management to send certain high level diligence questions to Party B to facilitate discussion and consideration, but agreed that no specific proposals should be made at this time given that a transaction with Party B was not likely to be viable. The Orchard Board further decided not to contact additional parties at that time given the risk that a leak could be disruptive to Orchard’s employees and third party relationships and could adversely impact KKC’s interest in continuing to pursue a strategic transaction, but to revisit the possibility of doing so in the future.

On June 18, 2023, members of Orchard management sent a list of high-level diligence questions to Party B. To facilitate the sharing of information, Orchard and Party B entered into an extension of their mutual confidentiality agreement, dated June 19, 2023.

On June 19, 2023, representatives of KKC informed members of Orchard management that KKC was focused on a broader strategic transaction with Orchard and that a research collaboration agreement was no longer under consideration for KKC. Representatives of KKC reconfirmed that KKC would present a revised acquisition proposal to Orchard during the week of July 3, 2023.

On June 21, 2023, members of Orchard management had a discussion with representatives of Party B. This discussion was preliminary in nature and did not lead to any proposals being made. No further discussions regarding a strategic transaction between Orchard and Party B occurred after this time.

On July 5, 2023, representatives of KKC contacted members of Orchard management and presented a verbal, non-binding proposal to acquire Orchard for $15.00 per Orchard ADS in cash (the “July 5 Proposal”). The members of Orchard management indicated that they would inform the Orchard Board of the July 5 Proposal.

On July 6, 2023, KKC provided Orchard written confirmation of the July 5 Proposal, and confirmed that it was subject to the completion of diligence, which KKC expected to complete within four to six weeks. The written confirmation also identified certain priority diligence matters that KKC wanted to review.

Also on July 6, 2023, the Orchard Board held a meeting at which members of Orchard management and representatives of Guggenheim Securities and Goodwin were present. At the meeting, Orchard management reported on the recent conversations with representatives of KKC and receipt of the July 5 Proposal. Representatives of Goodwin reviewed with the members of the Orchard Board their fiduciary duties in the context of an offer to acquire Orchard. Representatives of Guggenheim Securities then reviewed certain preliminary financial analyses related to the July 5 Proposal. The meeting participants then discussed the July 5 Proposal and related process considerations in the event that the Orchard Board decided to engage with KKC regarding the July 5 Proposal. The Orchard Board then discussed potential responses to KKC, including whether to engage with KKC with respect to a potential acquisition. Following this discussion, the Orchard Board directed Orchard management to inform KKC that the July 5 Proposal was inadequate, but that Orchard would provide additional targeted due diligence information to KKC to assist KKC in reevaluating its position on value and its proposal.

The Orchard Board also discussed whether any other pharmaceutical and biotechnology companies might have interest in a potential acquisition of Orchard, including weighing the potential benefits of outreach to other potential counterparties against the potential risks, including the risk of leaks inherent in such a process and the potential impact on Orchard’s business of such leaks. The Orchard Board authorized the Transaction Committee to determine whether to contact any other pharmaceutical and biotechnology companies regarding interest in a potential acquisition of Orchard as part of their consideration of a potential acquisition of Orchard by KKC.

Also at the meeting, the Orchard Board expanded the duties and responsibilities of the Transaction Committee, for convenience (and not because of any actual or perceived conflicts of interest) in order to assist the Orchard Board, as needed, in reviewing and negotiating any proposals that might be received by Orchard regarding a potential strategic transaction, including a potential acquisition transaction with KKC, and to supervise and direct the process for outreach to any other parties regarding a strategic transaction with Orchard or an acquisition of Orchard. At this meeting, Steven Altschuler, M.D., an independent director, was appointed as an additional member of the Transaction Committee. The Transaction Committee was charged with making recommendations to the full Orchard Board regarding any potential transaction, but the full Orchard Board retained authority to approve any transaction. Throughout the Transaction Committee’s evaluation of a potential strategic transaction, the Transaction Committee conducted formal meetings, but its members were also in regular informal discussions with Orchard’s management and legal and financial advisors and with each other. The Transaction Committee also met in executive session without Orchard management present.

On July 10 and 11, 2023, Orchard management held discussions with representatives of KKC and conveyed the Orchard Board’s view that the July 5 Proposal did not adequately reflect Orchard’s value and was insufficient to proceed with further discussions regarding a potential acquisition of Orchard. Orchard management also conveyed Orchard’s willingness to provide answers to highly targeted diligence questions to enable KKC to improve its position on value and its proposal.

On July 11, 2023, the Transaction Committee held a meeting at which members of Orchard management and representatives of Guggenheim Securities and Goodwin were present. Orchard management provided an update on the recent discussions with KKC and its perceived level of interest and diligence efforts. The Transaction Committee also discussed whether to contact additional pharmaceutical companies regarding potential interest in a potential acquisition of Orchard. The Transaction Committee reviewed the considerations previously discussed by the Orchard Board and considered prior discussions between Orchard and other potential counterparties and the outcome of such discussions. The Transaction Committee also considered the limited number of companies with interest in the gene therapy sector generally that had the financial capability to consummate a transaction of this size and the ability to move quickly and efficiently in a process. After discussion, the Transaction Committee determined that outreach should include those parties other than KKC that most likely would have interest in Orchard, be able to move decisively, and have the ability to consummate a transaction of this size and nature, which the Transaction Committee, with input from the representatives of Guggenheim Securities, identified to be Party A and three other global pharmaceutical companies (referred to as “Party C,” “Party D,” and “Party E”). After discussion of various factors, including that Orchard’s operating losses and lack of projected cash flows for a long period of time would make it difficult for a traditional financial buyer to be competitive against strategic buyers in a sale process, the Transaction Committee determined that it was advisable not to conduct outreach to financial sponsors.

On July 12, 2023, at the direction of the Transaction Committee, representatives of Guggenheim Securities contacted Party D and Party E to ascertain interest in a potential acquisition of Orchard.

Also on July 12, 2023, KKC provided Orchard with a due diligence request list. Following receipt of this list, Orchard provided KKC with access to selected due diligence materials to facilitate a potential revised proposal.

On July 13 and 14, 2023, representatives of Guggenheim Securities had further discussions with Party D.

On July 14, 2023, at the direction of the Transaction Committee, Dr. Gaspar spoke with a representative of Party C who indicated that Party C would have interest in exploring a potential acquisition of Orchard and entering into a confidentiality agreement with Orchard to facilitate discussions.

On July 17, 2023, at the direction of the Transaction Committee, Dr. Gaspar spoke with a representative of Party A who indicated that due to its existing financial constraints, it was not interested in engaging with Orchard with respect to a potential acquisition transaction.

On July 18, 2023, Orchard made certain additional information responsive to targeted high-level diligence questions available to representatives of KKC in a virtual data room to assist KKC in evaluating its position on value.

On July 24 and 25, 2023, Orchard management facilitated in-person and virtual management meetings with representatives of KKC in London, England. During these meetings, representatives of KKC indicated that KKC expected to provide a revised proposal following its internal meetings on August 7, 2023.

On July 25, 2023, following negotiation between the parties, Orchard and Party C entered into a mutual confidentiality agreement. This mutual confidentiality agreement did not contain a standstill obligation.

Also on July 25, 2023, following discussion with and authorization by members of the Transaction Committee, Dr. Gaspar contacted a fifth global pharmaceutical company (referred to as “Party F”) to ascertain its interest in a potential acquisition of Orchard.

On July 26, 2023, members of Orchard management conducted a management presentation for representatives of Party C.

Also on July 26, 2023, Party D informed Guggenheim Securities that given its outstanding broader strategic priorities, it was not interested in engaging with Orchard with respect to a potential acquisition transaction.

On July 28, 2023, representatives of Guggenheim Securities and representatives of Goldman Sachs, KKC’s financial advisor, had an initial introductory discussion regarding the potential transaction between Orchard and KKC.

Also on July 28, 2023, the Transaction Committee held a meeting at which members of Orchard management and representatives of Guggenheim Securities and Goodwin were present. Orchard management reported on its discussions with KKC since the last Transaction Committee meeting and reported on KKC’s due diligence efforts to date and perceived level of interest. Representatives of Guggenheim Securities reported on their recent discussions with representatives of Goldman Sachs. Orchard management and representatives of Guggenheim Securities reported on the status of engagement with other pharmaceutical companies regarding interest in a potential acquisition of Orchard, noting that Party A and Party D had declined to engage in discussions. The meeting participants then discussed potential responses to KKC and related process and timing considerations. Following discussion, the Transaction Committee authorized Orchard management and its advisors to continue discussions with KKC, Party C, Party E and Party F.

Also on July 28, 2023, Party F informed Dr. Gaspar that it was interested in scheduling discussion to learn more about the potential acquisition opportunity.

On July 31, 2023, Dr. Gaspar had a discussion with a representative of Party F who indicated that given certain internal factors, it was unlikely that Party F could move quickly enough to participate in an acquisition of Orchard, however, they would review internally and inform Orchard of its interest.

Also on July 31, 2023, Party E informed Guggenheim Securities without providing a specific reason that it was not interested in engaging with Orchard with respect to a potential acquisition transaction.

On August 1, 2023, a representative of Party C informed Dr. Gaspar that Party C was interested in continuing to explore a potential acquisition transaction.

Also on August 1, 2023, the Orchard Board held a meeting at which members of Orchard management and representatives of Guggenheim Securities and Goodwin were present. Orchard management provided an update on the expected timing for the submission of the BLA for OTL-200, to seek U.S. marketing approval as well as other portfolio and program updates. Orchard management reported on its discussions with KKC since the last Orchard Board meeting and reported on KKC’s due diligence efforts to date and perceived level of interest. Representatives of Guggenheim Securities reported on their recent discussions with representatives of Goldman Sachs. The Orchard Board received an update on the recent meeting of the Transaction Committee. Orchard management and representatives of Guggenheim Securities reported on the status of engagement with the five other global pharmaceutical companies regarding interest in a potential acquisition of Orchard (excluding KKC), noting that Party A, Party D and Party E had declined to engage in discussions. Following discussion, the Orchard Board authorized Orchard management and its advisors to continue discussions with KKC, Party C and Party F. At the meeting, representatives of Goodwin reminded the meeting participants that directors and management should not have any discussions with KKC regarding potential future roles, compensation or incentive arrangements for Orchard employees in connection with the proposed transaction until negotiation of all material terms of a transaction were complete.

Also at the meeting, during executive session, the Orchard Board discussed the approval of the formal engagement of Guggenheim Securities as Orchard’s financial advisor. Orchard management reviewed with the Orchard Board the final terms of the proposed engagement letter with Guggenheim Securities. The Orchard Board reviewed a customary relationship disclosure letter made available by Guggenheim Securities prior to the meeting, indicating that Guggenheim Securities had not been engaged by KKC during the two-year period prior to such disclosure. Following review of this information, the Orchard Board determined that the disclosed information would not impact Guggenheim Securities’ ability to act independently and effectively as financial advisor to Orchard. At the meeting, the Orchard Board authorized Orchard to execute and deliver the engagement letter with Guggenheim Securities on the terms presented at the meeting and the engagement letter was executed by the parties shortly thereafter, effective as of August 1, 2023. See the heading titled “—Opinion of Orchard’s Financial Advisor” for further information regarding Guggenheim Securities’ engagement letter.

On August 3, 2023, Orchard announced that it completed submission of its BLA for OTL-200 for MLD to the FDA.

On August 7, 2023, representatives of KKC informed Orchard management that KKC would be presenting a written revised non-binding proposal to acquire Orchard for $16.00 per Orchard ADS in cash (the “August 7 Proposal”), which KKC verbally indicated was its “best and final offer.” Subsequently, KKC sent Orchard management the August 7 Proposal.

Also on August 7, 2023, Dr. Gaspar had a discussion with a representative of Party C regarding scientific diligence questions. Also that day, representatives of Guggenheim Securities had a discussion with Party C and Party C indicated that it would reach a decision within the next two days on whether to proceed in engaging with Orchard with respect to a potential acquisition transaction.

Also on August 7, 2023, Party F informed Dr. Gaspar without providing a specific reason that it was not interested in engaging with Orchard with respect to a potential acquisition transaction.

On August 9, 2023, Party C informed representatives of Guggenheim Securities without providing a specific reason that following further internal discussions, it was not interested in engaging with Orchard with respect to a potential acquisition transaction.

On August 11, 2023, the Orchard Board held a meeting at which members of Orchard management and representatives of Guggenheim Securities and Goodwin were present. At this meeting, Orchard management provided a business update. Orchard management also provided an update on their recent conversations with representatives of KKC, the status of the due diligence process and receipt of the August 7 Proposal. Representatives of Guggenheim Securities then reviewed certain preliminary financial analyses related to the August 7 Proposal. Representatives of Guggenheim Securities also reported on the lack of interest of each of Party A, Party C, Party D, Party E and Party F in submitting a proposal for a potential acquisition of Orchard.

The meeting participants discussed that KKC verbally indicated that the August 7 Proposal was its “best and final offer”. The Orchard Board discussed strategy with respect to further negotiations with KKC that would be most likely to maximize value for Orchard and Orchard shareholders, including seeking additional transaction consideration through a contingent value right (“CVR”) payable upon the approval of OTL-200 for the treatment of MLD in the U.S., which, according to the Forecasts, was achievable and estimated to occur in the first quarter of 2024. See the heading titled “—Certain Financial Projections” for further information regarding the “Forecasts.” Following discussion, and in consideration of the preliminary financial analyses reviewed by Guggenheim Securities at the meeting, the Transaction Committee authorized Orchard management and Guggenheim Securities to continue to negotiate with representatives of KKC and seek an additional CVR of $2.00 per Orchard ADS payable in cash upon the approval of OTL-200 for the treatment of MLD in the U.S.

On August 12, 2023, representatives of Guggenheim Securities had a discussion with representatives of Goldman Sachs and conveyed the counterproposal authorized by the Orchard Board of $16.00 per Orchard ADS in cash plus an additional CVR of $2.00 per Orchard ADS payable in cash upon the approval of OTL-200 for the treatment of MLD in the U.S. The representatives of Goldman Sachs indicated that they would discuss the counterproposal with KKC.

On August 15, 2023, members of Orchard management had a discussion with representatives of KKC regarding the Orchard counterproposal and the proposed CVR. Representatives of KKC confirmed that they would discuss Orchard’s counterproposal with the KKC Board and revert the following week.

On August 24, 2023, representatives of KKC contacted members of Orchard management and presented a verbal, revised, non-binding proposal to acquire Orchard for $16.00 per Orchard ADS in cash plus an additional CVR of $1.00 per Orchard ADS payable in cash upon the approval of OTL-200 for the treatment of MLD in the U.S. prior to December 31, 2024 (the “August 24 Proposal”). Representatives of KKC verbally stated that this was KKC’s “best and final” proposal and that KKC was willing to include the $1.00 CVR to reach agreement with Orchard on valuation. KKC further stated that it would not make another proposal. The members of Orchard management indicated that they would inform the Orchard Board of the August 24 Proposal. Later on August 24, 2023, representatives of Goldman Sachs communicated the same message to representatives of Guggenheim Securities.

On August 25, 2023, the Orchard Board held a meeting at which members of Orchard management and representatives of Guggenheim Securities and Goodwin were present. Orchard management reported on their recent conversations with KKC and receipt of KKC’s August 24 Proposal. Representatives of Guggenheim Securities reported on their recent discussions with Goldman Sachs. The Orchard Board discussed that KKC indicated that the August 24 Proposal was “best and final”, the risk that KKC could terminate discussions with Orchard if Orchard rejected the August 24 Proposal and the fact that the five other global pharmaceutical companies that the Orchard Board considered reasonably likely to have a potential interest in acquiring Orchard at the value initially proposed by KKC (i.e., Party A, Party C, Party D, Party E and Party F) had declined to engage with Orchard regarding a potential sale transaction. After discussion, the Orchard Board determined that Orchard had obtained KKC’s last, best and final offer, and determined that it was in the best interests of Orchard and its shareholders to proceed with KKC’s August 24 Proposal. The Orchard Board then authorized Orchard management and Guggenheim Securities to inform KKC of the Orchard Board’s decision to proceed towards a potential transaction on the basis of the August 24 Proposal.

The Orchard Board then discussed whether, given the legal and administrative burden of the CVR, KKC might agree to increase the upfront cash per Orchard ADS value to $17.00 in lieu of including the CVR in the Transaction. After discussion, including discussions regarding the financial review by Guggenheim Securities based on the Forecasts during the Orchard Board meeting held on June 24, 2023, the Orchard Board directed representatives of Guggenheim Securities to discuss with representatives of Goldman Sachs increasing the upfront cash per Orchard ADS price to $17.00, in lieu of including a CVR in the Transaction. The Orchard Board, however, authorized Orchard management and its advisors to proceed towards a potential transaction on the basis of the August 24 Proposal without modification if KKC was unwilling to increase the upfront cash per Orchard ADS value to $17.00 in lieu of including the CVR in the Transaction. The participants at the meeting also discussed expected process and timing considerations to attempt to execute definitive documents with KKC based on the August 24 Proposal as expeditiously as possible.

Also on August 25, 2023, as directed by the Orchard Board, representatives of Guggenheim Securities had a discussion with representatives of Goldman Sachs and discussed whether $1.00 CVR was worth the legal and administrative burden and the Orchard Board’s preference to increase the upfront cash per Orchard ADS price to $17.00, in lieu of including a CVR in the Transaction. The representatives of Goldman Sachs agreed to take the proposal back to KKC for consideration.

On August 28, 2023, representatives of KKC presented a supplemental due diligence request list to Orchard management. In response, Orchard provided KKC access to an expanded virtual data room in order to enable KKC and its advisors to perform a confirmatory due diligence review of Orchard.

On August 29, 2023, representatives of KKC informed Orchard management that KKC was unwilling to increase the upfront cash per Orchard ADS value to $17.00 in lieu of including the CVR in the Transaction. In response, as authorized by the Orchard Board, Orchard management confirmed the Orchard Board’s decision to proceed towards a potential transaction on the basis of the August 24 Proposal without modification.

On August 30, 2023, Orchard provided KKC with an initial draft of language to be included in the proposed CVR Agreement.

On September 1, 2023, representatives of Guggenheim Securities and Goldman Sachs had a discussion regarding KKC’s confirmatory due diligence process, and the expected timeline for execution of definitive transaction documents. During this discussion, representatives of Goldman Sachs confirmed that a KKC Board meeting was scheduled for October 5, 2023 to provide final approval of the Transaction. Representatives of Guggenheim Securities inquired whether KKC’s timing for final approval could be expedited. Representatives of Goldman Sachs responded that they would discuss the matter with KKC.

On September 4 and 5, 2023, members of Orchard management and representatives of KKC had discussions regarding outstanding due diligence items.

On September 7, 2023, members of Orchard management and representatives of KKC had discussions regarding certain potential transaction terms, including CVR Agreement terms. During these discussions, representatives of KKC confirmed that KKC would not expedite its timing for KKC Board approval, which was expected on October 5, 2023.

On September 8, 2023, Morrison Foerster LLP (“MoFo”), legal counsel to KKC, provided Goodwin with an initial draft of the Transaction Agreement.

On September 12 and 13, 2023, members of Orchard management and representatives of KKC met in-person in London, England, as part of ongoing diligence and diligence planning. Representatives of Guggenheim Securities and Goldman Sachs were also in attendance.

On September 16, 2023, MoFo provided Goodwin with an initial draft of the CVR Agreement.

On September 18, 2023, Orchard announced the acceptance of its BLA for OTL-200 in MLD and receipt of priority review. Orchard also announced that the FDA set a PDUFA goal date of March 18, 2024.

Also on September 18, 2023, the Orchard Board held a regularly-scheduled meeting at which members of Orchard management and representatives of Goodwin were present. Representatives of Guggenheim Securities were present for a portion of the meeting. At the meeting, Orchard management provided a business update to the Orchard Board. Orchard management also provided an update on the continuing discussions with KKC, the status of KKC’s due diligence review, and timing considerations. Representatives of Goodwin reviewed key items in the draft transaction documents. The Orchard Board provided feedback and direction to Orchard management and Orchard’s advisors on these matters. Also at this meeting, the directors discussed employee incentive issues that the proposed transaction might create and authorized Orchard management to discuss such matters with KKC.

Also on September 18, 2023, Goodwin sent revised drafts of the Transaction Agreement and CVR Agreement to MoFo.

From September 20 through October 5, 2023, representatives of Goodwin and Slaughter and May, Orchard’s UK legal counsel, with input from the Orchard Board (including through the Transaction Committee and the Compensation Committee) and Orchard management, and KKC’s representatives and representatives of MoFo exchanged drafts and participated in discussions regarding the terms of the Transaction Agreement, Scheme of Arrangement, shareholder resolutions, irrevocable undertakings, the CVR Agreement and related documents. The items negotiated with respect to the these documents included, among other things, (i) the representations and warranties to be made by the parties, (ii) the provisions relating to regulatory approval matters, (iii) the restrictions on the conduct of Orchard’s business until completion of the Transaction, (iv) exclusions of certain events and conditions from the definition of “Material Adverse Effect,” (v) the ability of Orchard under certain circumstances to evaluate unsolicited proposals for an acquisition that constitutes or would reasonably be expected to lead to an offer that was superior to the Transaction, (vi) the conditions to completion of the Transaction, (vii) certain matters regarding Orchard employees discussed below, (viii) the remedies available to each party under the Transaction Agreement, including termination fees payable to KKC, (ix) the amount of such termination fees, which the parties ultimately agreed in the Transaction Agreement to be $3,860,000 (representing approximately 1% of the equity value of the Transaction) in certain specified circumstances, and $3,000,000 in certain other specified circumstances, in each case to be paid by Orchard (with any related amount in respect of VAT to also be borne by Orchard), (x) the request for certain shareholders of Orchard to execute irrevocable undertakings and (xi) the terms of the CVR Agreement.

On September 21, 2023, members of Orchard management, at the direction of the Orchard Board, had their first discussion with members of KKC management regarding a cash incentive program that would be administered by KKC following the closing, and a transaction bonus pool of $1,750,000 for Orchard directors and certain employees in connection with the proposed transaction to, among other reasons, recognize significant contributions with respect to the consummation of the proposed transaction.

On September 27, 2023, the Transaction Committee held a meeting at which members of Orchard management and representatives of Guggenheim Securities and Goodwin were present. Orchard management and representatives of Goodwin provided updates on the negotiation of the Transaction Agreement and the CVR Agreement. The participants also discussed the status of the discussions with KKC and the discussion with members of KKC management regarding the proposals for a cash incentive program to be administered by KKC following the closing and a transaction bonus pool for Orchard directors and certain employees in connection with the proposed transaction. The Transaction Committee provided feedback and direction to Orchard management and Orchard’s advisors on these matters.

On October 3 and October 4, 2023, the Transaction Committee held meetings at which members of Orchard management and representatives of Guggenheim Securities and Goodwin were present. Orchard management and representatives of Goodwin provided updates on the negotiation of the Transaction Agreement and the CVR Agreement. The Transaction Committee provided feedback and direction to Orchard management and Orchard’s advisors on these matters.

On the evening of October 4, 2023, the Orchard Board held a meeting at which members of management and representatives of Guggenheim Securities and Goodwin were present, to consider approval of the proposed transaction with KKC. Representatives of Goodwin reviewed the fiduciary duties of the Orchard Board in this context and the terms of the final proposed transaction documentation with KKC, including the Transaction Agreement, the CVR Agreement and the other related definitive documents. Representatives of Goodwin also discussed the agreement with KKC regarding a broad cash incentive program for Orchard employees administered by KKC following the closing and a transaction bonus pool of $1,750,000 for Orchard directors and certain employees and in connection with the proposed transaction, including the potential for arrangements for executive officers described in the section under the heading titled “—Interests of Orchard’s Non-Employee Directors and Executive Officers in the Transaction.” The meeting participants noted that these matters were discussed and agreed upon with KKC only after negotiation of all material economic terms of the transaction were completed, and with the oversight of the Compensation Committee. After discussion, the members of the Compensation Committee approved these matters.

Also at the meeting, representatives of Guggenheim Securities reviewed with the Orchard Board Guggenheim Securities’ financial analyses of the Cash Consideration, and rendered to the Orchard Board an oral opinion, which was subsequently confirmed by delivery of a written opinion dated October 4, 2023, that, as of such date and based upon and subject to the various factors and assumptions set forth therein, the Cash Consideration to be delivered to the Scheme Shareholders pursuant to the Transaction Agreement was fair, from a financial point of view, to such holders. For a detailed discussion of Guggenheim Securities’ opinion, please see heading titled “—Opinion of Orchard’s Financial Advisor.”

After discussion, the Transaction Committee unanimously recommended that the Orchard Board approve Orchard’s entry into the Transaction Agreement for the transaction with KKC on the terms presented at this meeting. Following additional discussion and consideration of the Transaction Agreement, the CVR Agreement and the other transactions contemplated by the Transaction Agreement (including the factors described in “—Recommendation of the Orchard Board; Orchard’s Reasons for the Transaction”), the Orchard Board unanimously resolved (i) that the Transaction Agreement, the Scheme of Arrangement and the transactions contemplated thereby (including the Transaction) were fair to Orchard and the Orchard shareholders and likely to promote the success of Orchard for the benefit of the Orchard shareholders as a whole, (ii) that the Transaction Agreement, the Scheme of Arrangement and the transactions contemplated thereby (including the Transaction) were approved and (iii) to unanimously recommend to the Orchard shareholders the approval of the Scheme of Arrangement at the Court Meeting and the passing of the Scheme Implementation Proposal and the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements at the General Meeting.

Early in the morning of October 5, 2023, Orchard and KKC executed the Transaction Agreement, and all signatories to the irrevocable undertakings executed the irrevocable undertakings.

On October 5, 2023, prior to the opening of trading on Nasdaq, Orchard and KKC issued a joint press release announcing the Transaction.

Recommendation of the Orchard Board; Orchard’s Reasons for the Transaction

In evaluating the Transaction Agreement and the Transaction, the Orchard Board considered their fiduciary duties and, in particular, their general duty under section 172(1) of the Companies Act to act in a manner which would be most likely to promote the success of Orchard for the benefit of its members as a whole, and consulted with Orchard’s management and legal and financial advisors. In the course of reaching its determination that the terms of the Transaction are advisable and in the best interests of Orchard and its shareholders and to recommend that Orchard shareholders approve the Scheme of Arrangement at the Court Meeting and the passing of the Scheme Implementation Proposal and the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements at the General Meeting, the Orchard Board reviewed, evaluated, and considered a significant amount of information and numerous reasons and benefits of the Transaction, each of which the Orchard Board believed supported its unanimous determination and recommendation. As a result, for the reasons set forth below, the Orchard Board recommends that Orchard shareholders approve the Scheme of Arrangement at the Court Meeting and the passing of the Scheme Implementation Proposal and the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements at the General Meeting:

Offer Price. The Orchard Board considered:

•	the historical market prices, volatility and trading information with respect to the Orchard ADSs;

•	the recent historical trading prices of the Orchard ADSs, as compared to the upfront Offer Price, including the fact that the upfront Offer Price of $16.00 per Share represents:

•	a 97% premium to the closing price of $8.14 on October 4, 2023;

•	a 144% premium to the trading volume-weighted average price of $6.55 for the 30-calendar day period ended on October 4, 2023; and

•	a 95% premium to the 52-week high closing price of $8.21 on September 27, 2023; and

•

that in its view it had obtained KKC’s best and final offer, and that, as of the date of the Transaction Agreement, the Cash Consideration represented the highest per-Orchard ADS consideration reasonably obtainable.

Orchard’s Operating and Financial Condition and Prospects. The Orchard Board considered Orchard’s operating and financial performance and its prospects, including certain prospective forecasts for Orchard prepared by Orchard management, which reflect an application of various assumptions of Orchard management. The Orchard Board considered the inherent uncertainty of achieving Orchard management’s prospective forecasts, as set forth under the heading titled “—Certain Financial Projections,” and that, as a result, Orchard’s actual financial results in future periods could differ materially from Orchard management’s forecasts. The Orchard Board considered, among other factors, that the holders of the Orchard ADSs would continue to be subject to the risks and uncertainties of Orchard executing on its long-range plan if it remained independent. These risks and uncertainties included risks relating to the macro-economic, industry and market conditions negatively impacting valuations of gene therapy companies such as Orchard, the need for meaningful capital investment to fund Orchard’s continued operations and the commercialization of OTL-200, the uncertainty in obtaining marketing approval for OTL-200 in the U.S., the need to successfully commercialize and gain market acceptance of Libmeldy in Europe and OTL-200 in the U.S., if approved, the need to build a sales and marketing infrastructure, the development by other companies of competitive products, the need to make significant investment in diagnosis and newborn screening of MLD around the world, the dependence on the success of a single lead product, the dependence on key personnel and compliance with government regulations. The Orchard Board also considered the risks and challenges facing Orchard as a result of its current cash position and that, as a standalone company, Orchard would need to seek substantial additional funding through future equity, royalty and/or debt financings or additional collaborations or strategic partnerships, and any such fundraising could have a highly dilutive effect on Orchard’s existing shareholders, could require Orchard to enter into restrictive covenants, might only be available on unfavorable terms or might not be available at all. The Orchard Board weighed the certainty of realizing a substantial value for Orchard ADSs in the Transaction compared to the uncertainty that trading values would approach the Offer Price in the foreseeable future and the substantial risk and uncertainty associated with Orchard and its business as a gene therapy company (including the risk factors set forth in Orchard’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and subsequent quarterly reports on Form 10-Q).

Potential Strategic Alternatives. The Orchard Board reviewed the possible alternatives to the Transaction, including the execution of Orchard management’s stand-alone plan. The Orchard Board considered the risks inherent in the development of drug products, the risks related to designing, conducting and compiling data from clinical trials, the risks related to seeking approval for marketing from the FDA and other regulatory authorities, risks related to pricing and reimbursement for OTL-200 and Orchard’s other products, if approved, competition, and other factors affecting the revenues and profitability of gene therapy companies generally. The Orchard Board also considered the fact that OTL-200 had not yet been approved for marketing by the FDA, as well as the status and prospects for Orchard’s current product candidates and development programs.

Product Commercialization and Development Risks; Existing Resources. The Orchard Board considered the status and prospects for Orchard’s current product and pipeline, including the fact that Orchard is heavily dependent on the success of Libmeldy in Europe and OTL-200’s regulatory approval in the U.S. The Orchard Board considered the risk that Libmeldy revenue may be lower than expected or may be uneven between quarters, which could affect Orchard’s ability to raise additional capital. The Orchard Board also considered the risks that OTL-200 may not be approved in the U.S. or that the label could be for a smaller subset of the population than Orchard is seeking or, if approved, the risk that OTL-200 may not be successfully commercialized or that Orchard will not receive reimbursement at an acceptable price. The Orchard Board considered the fact that Orchard will require significant additional capital in order to continue to develop its product pipeline, commercialize its products and fund its other ongoing operations. The Orchard Board considered the fact that gene therapy products and product candidates and the process for administering such products and product candidates may cause serious or undesirable effects or adverse events. The Orchard Board also considered the fact that gene therapies are novel, complex and difficult to manufacture and the fact that managing an autologous ex vivo gene therapy supply chain is highly complex. In addition, the Orchard Board considered the significant challenges and costs associated with successfully scaling commercial operations globally, including the ability to obtain and maintain intellectual property protection for Libmeldy and its product candidates, and the expected increase in competition over time.

Negotiation Process. The Orchard Board considered the fact that the terms of the Transaction were the result of robust arm’s-length negotiations conducted by Orchard with the knowledge and at the direction of the

Orchard Board and with the assistance of its financial and legal advisors. The Orchard Board also considered the enhancements that Orchard and its advisors were able to obtain as a result of robust arm’s-length negotiations with KKC, including the increase in the valuation offered by KKC from the time of its initial expression of interest to the end of the negotiations and the inclusion of provisions in the Transaction Agreement that increase the likelihood of completing the Transaction.

Potentially Interested Counterparties. The Orchard Board considered the process conducted by Orchard, with the assistance of representatives of Guggenheim Securities, to identify potential buyers taking into account the expected interest of parties in Libmeldy generally, their financial capability to consummate a transaction of this size, and their ability to move quickly and efficiently in a process, the outcome of those discussions, and the fact that none of these parties, other than KKC, had expressed interest in a strategic transaction such as the Transaction.

Opinion of Financial Advisor. The Orchard Board considered the oral opinion of Guggenheim Securities rendered to the Orchard Board on October 4, 2023, which was subsequently confirmed by delivery of a written opinion dated October 4, 2023, that, as of such date and based upon and subject to the various factors and assumptions set forth therein, the Cash Consideration to be delivered to the Scheme Shareholders pursuant to the Transaction Agreement was fair, from a financial point of view, to such holders. For a detailed discussion of Guggenheim Securities’ opinion, please see heading titled “—Opinion of Orchard’s Financial Advisor.”

The Transaction Agreement; Ability to Consider, Receive and Respond to Unsolicited Proposals. The Orchard Board considered the provisions of the Transaction Agreement, including (1) the agreed exclusions of certain events and conditions from the definition of “Material Adverse Effect,” (2) the ability of Orchard under certain circumstances to evaluate unsolicited proposals for an acquisition that is or would reasonably be expected to lead to an offer that is superior to the Transaction, (3) the ability of the Orchard Board under certain circumstances to withdraw or modify its recommendation that the holders of Orchard ADSs approve the Transaction, including in connection with a superior proposal, (4) Orchard’s right to terminate the Transaction Agreement under certain circumstances in order to accept a superior proposal and enter into an agreement with respect to such superior proposal, (5) the respective termination rights of Orchard and KKC, and (6) the $3,860,000 termination fee payable by Orchard under certain circumstances (with any related amount in respect of VAT to also be borne by Orchard), which the Orchard Board believed was reasonable relative to termination fees in transactions of a similar size, would not likely preclude competing bids and would not likely be payable unless the Orchard Board entered into an agreement for a superior proposal.

Other Termination Fee Payable by Orchard. The Orchard Board considered that, in its view, the fact that Orchard will be required to pay $3,000,000 to KKC (and to bear any related amount in respect of VAT) if the Transaction Agreement is terminated because (1) Orchard shareholders do not approve the Transaction at the applicable Shareholder Meetings or (2) the Court declines or refuses to sanction the Scheme of Arrangement, would likely not deter alternative acquisition proposals.

Conditions to the Consummation of the Transaction; Likelihood of Completion. The Orchard Board considered the likelihood of completing the Transaction, particularly in light of the terms of the Transaction Agreement, including (1) the conditions to the Transaction being specific and limited, (2) the exceptions contained within the definition of “Material Adverse Effect”, which generally defines the standard for closing risk, and (3) the likelihood of obtaining required regulatory approvals, including the commitments made by KKC to obtain the required regulatory approvals in the Transaction Agreement. The Orchard Board also considered the fact that there is no financing condition to the consummation of the Transaction.

Transaction Structure; Timing of Completion. The Orchard Board considered the anticipated timing of the consummation of the Transaction, and the structure of the Transaction as a Scheme of Arrangement. The Orchard Board considered the impact of the Transaction on its employees, including the treatment of its employees’ vested and unvested equity awards under the Orchard Stock Plans. The Orchard Board also considered that the potential for closing in a relatively short timeframe could reduce the amount of time in which Orchard’s business would be subject to the potential uncertainty of closing and related disruption.

End Date. The Orchard Board considered the termination date under the Transaction Agreement on which either KKC or Orchard, subject to certain exceptions, can terminate the Transaction Agreement, which is anticipated to allow for sufficient time to consummate the Transaction while minimizing the length of time during which Orchard would be required to operate subject to the restrictions on interim operations set forth in the Transaction Agreement. The Orchard Board also considered that either KKC or Orchard can unilaterally extend the termination date by two months in certain circumstances involving the non-satisfaction of conditions relating to regulatory matters.

Business Reputation of KKC. The Orchard Board considered the business reputation and capabilities of KKC and its management and the substantial financial resources of KKC, which the Orchard Board believed supported the conclusion that a transaction with KKC could be completed relatively quickly and in an orderly manner.

Certainty of Consideration. The Orchard Board considered the all-cash nature of the consideration to be paid in the Transaction, which allows holders of Orchard ADSs to realize immediate value, in cash, for their investment in Orchard, while avoiding Orchard’s regulatory, commercialization and other business risks, and while also providing such holders of Orchard ADSs with certainty of value and liquidity for their Orchard ADSs. In addition, the Orchard Board considered that in addition to the upfront cash amount, the holders of Orchard ADSs will receive one CVR per Orchard ADS, which provides the holders of Orchard ADSs with opportunities to realize additional value through additional cash payments to the extent that the Milestone is achieved within the time period described therein, which, according to the Forecasts, is achievable, in particular, given the Orchard Board’s negotiation regarding the scope and timeframe for achieving the Milestone and the Orchard Board’s belief that the Milestone is reasonably achievable, taking into account the fact that while KKC has the right, in its sole and absolute discretion, to direct and control the research, development, commercialization and other exploitation of OTL-200 in all respects, KKC must use “Commercially Reasonable Efforts” (as described in the CVR Agreement) to achieve the Milestone and the extensive experience and resources of KKC in biopharmaceutical product development and commercialization, particularly as such commercial experience and resources relate to the potential achievement of the Milestone.

Terms of the CVR Agreement. The Orchard Board considered the terms of the CVR Agreement, taken as a whole, including the terms and scope of the Milestone, the right of KKC, in its sole and absolute discretion, to direct and control the research, development, commercialization and other exploitation of OTL-200 in all respects, subject to the requirement that KKC use “Commercially Reasonable Efforts” in the achievement of the Milestone and the various other protections of Orchard shareholders therein.

Treatment of Orchard Workforce. The Orchard Board considered the fact that KKC had demonstrated it valued the Orchard workforce, including KKC’s commitment to maintain, for a period of 12 months from consummation of the Transaction the (i) base salary or wages or target annual bonus opportunity and (ii) certain benefits of Orchard’s employees, in each case, that are no less favorable than those provided to such employees immediately prior to consummation of the Transaction.

In the course of its deliberations, the Orchard Board also considered a variety of material risks and other countervailing factors related to entering into the Transaction Agreement, including, but not limited to, the following:

•

the fact that Orchard’s shareholders will not be entitled to participate in any potential future benefit from Orchard’s execution of Orchard management’s stand-alone strategic business plan, except to the extent the CVR Milestone payment is made pursuant to the CVR Agreement;

•

the fact that, despite the Forecasts that the Milestone is achievable in the timeframe negotiated with KKC, the Milestone may nevertheless not be achieved at all or during the period required by the CVR

Agreement for the holders of Orchard ADSs to receive the payment due with respect to the Milestone pursuant to the CVRs;

•

the effect of the public announcement of the Transaction Agreement, including effects on Orchard’s pre-commercialization activities, Orchard’s relationship with its partners and other business relationships, and Orchard’s ability to attract and incentivize key management and personnel;

•

the fact that the Transaction Agreement precludes Orchard from actively soliciting alternative takeover proposals and requires payment by Orchard of a $3,860,000 termination fee (and to bear any related amount in respect of VAT) under certain circumstances, including in the event that the Transaction Agreement is terminated by Orchard to accept a superior proposal;

•

the fact that Orchard will be required to pay $3,000,000 to KKC (and to bear any related amount in respect of VAT) if the Transaction Agreement is terminated because (1) Orchard shareholders do not approve the Transaction at the applicable Shareholder Meetings or (2) the Court declines or refuses to sanction the Scheme of Arrangement;

•

the possibility that the Transaction might not be consummated, and the fact that if the Transaction is not consummated, Orchard’s directors, management and other employees will have expended extensive time and effort and will have experienced significant distractions from their work during the pendency of the Transaction, Orchard will have incurred significant transaction costs, and Orchard’s relationships with its partners, employees and other third parties may be adversely affected;

•

the restrictions imposed by the Transaction Agreement on the conduct of Orchard’s business prior to completion of the Transaction, which could delay or prevent Orchard from undertaking some business opportunities that may arise during that time;

•	the risk of litigation;

•

the fact that significant costs have been and will continue to be incurred in connection with negotiating and entering into the Transaction Agreement and completing the Transaction, and substantial time and effort of Orchard management will be required, potentially resulting in disruptions to the operation of Orchard’s business;

•

the interests that certain directors and executive officers of Orchard may have with respect to the Transaction that may be different from, or in addition to, their interests as shareholders of Orchard or the interests of Orchard’s other shareholders generally, as described in “—Interests of Orchard’s Non-Employee Directors and Executive Officers in the Transaction”; and

•	the treatment of the consideration to be received by the holders of Orchard ADSs in the Transaction as taxable to the holders of Orchard ADSs for U.S. federal income tax purposes.

The foregoing discussion of the information and factors considered by the Orchard Board in reaching its conclusions and recommendations is intended to be illustrative and not exhaustive, but includes the material reasons and factors considered by the Orchard Board. In view of the wide variety of reasons and factors considered, the Orchard Board did not find it practicable to, and did not, quantify, rank or otherwise assign any relative or specific weights to the various specific factors considered in reaching its determination and making its recommendation. In addition, the Orchard Board did not reach any specific conclusion with respect to any of the factors or reasons considered. Instead, the Orchard Board conducted an overall review of the factors and reasons described above and determined that, in the aggregate, the potential benefits considered outweighed the potential risks or possible negative consequences of the Transaction and would be most likely to promote the success of Orchard for the benefit of its members as a whole.

The foregoing discussion of the reasoning of the Orchard Board and certain information presented in this section is forward-looking in nature and, therefore, the information should be read in light of the factors discussed in “CAUTIONARY STATEMENT REGARDING FORWARD- LOOKING STATEMENTS.” For the

reasons described above, and in light of other factors that the Orchard Board believed were appropriate to consider, the Orchard Board approved the Transaction Agreement and the transactions contemplated thereby, including the Transaction, and unanimously recommends that Orchard’s shareholders tender their Orchard ADSs to KKC pursuant to the Transaction.

ACCORDINGLY, THE ORCHARD BOARD UNANIMOUSLY RECOMMENDS THAT ORCHARD SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE SCHEME PROPOSAL, “FOR” THE APPROVAL OF THE SCHEME IMPLEMENTATION PROPOSAL AND “FOR” THE NON-BINDING ADVISORY PROPOSAL TO APPROVE CERTAIN COMPENSATION ARRANGEMENTS.

Opinion of Orchard’s Financial Advisor

Opinion of Guggenheim Securities, LLC

Overview

The Orchard Board retained Guggenheim Securities as its financial advisor, including in connection with Orchard’s possible Transaction with KKC. Guggenheim Securities has had a long-standing investment banking relationship with Orchard and has been formally engaged in connection with the Transaction since August 1, 2023 as Orchard’s financial advisor. In selecting Guggenheim Securities as its financial advisor, the Orchard Board considered that, among other things, Guggenheim Securities is an internationally recognized investment banking, financial advisory and securities firm whose senior professionals have substantial experience advising companies in, among other industries, the biopharmaceutical sector. Guggenheim Securities, as part of its investment banking, financial advisory and capital markets businesses, is regularly engaged in the valuation and financial assessment of businesses and securities in connection with mergers and acquisitions, recapitalizations, spin-offs/split-offs, restructurings, securities offerings in both the private and public capital markets and valuations for corporate and other purposes.

At the October 4, 2023 meeting of the Orchard Board, Guggenheim Securities rendered an oral opinion, which was confirmed by delivery of a written opinion, dated October 4, 2023, to the Orchard Board to the effect that, as of October 4, 2023 and based on and subject to the matters considered, the procedures followed, the assumptions made and various limitations of and qualifications to the review undertaken, the scheme deliverables to be received by the Scheme Shareholders in connection with the Transaction was fair, from a financial point of view, to the Scheme Shareholders.

This description of Guggenheim Securities’ opinion is qualified in its entirety by the full text of the written opinion, which is attached as Annex D to this proxy statement and which you should read carefully and in its entirety. Guggenheim Securities’ written opinion sets forth the matters considered, the procedures followed, the assumptions made and various limitations of and qualifications to the review undertaken by Guggenheim Securities. Guggenheim Securities’ written opinion, which was authorized for issuance by the Fairness Opinion and Valuation Committee of Guggenheim Securities, is necessarily based on economic, business, capital markets and other conditions, and the information made available to Guggenheim Securities, as of the date of such opinion. Guggenheim Securities has no responsibility for updating or revising its opinion based on facts, circumstances or events occurring after the date of the rendering of the opinion.

In reading the discussion of Guggenheim Securities’ opinion set forth below, you should be aware that such opinion (and, as applicable, any materials provided in connection therewith or the summary of Guggenheim Securities’ underlying financial analyses elsewhere in this proxy statement):

•	was provided to the Orchard Board (in its capacity as such) for its information and assistance in connection with its evaluation of the scheme deliverables;

•	did not constitute a recommendation to the Orchard Board with respect to the Transaction;

•	does not constitute advice or a recommendation to any Orchard Shareholder or Scheme Shareholder as to how to vote or act in connection with the Transaction or otherwise;

•

did not address Orchard’s underlying business or financial decision to pursue or effect the Transaction, the relative merits of the Transaction as compared to any alternative business or financial strategies that might exist for Orchard, any financing of the Transaction or the effects of any other transaction in which Orchard might engage;

•	addressed only the fairness, from a financial point of view and as of the date of such opinion, of the scheme deliverables to the Scheme Shareholders to the extent expressly specified in such opinion;

•

expressed no view or opinion as to (i) any other term, aspect or implication of (a) the Transaction (including, without limitation, the form or structure of the Transaction), the Transaction Agreement, the CVR Agreement or the Scheme of Arrangement or (b) any other agreement, transaction document or instrument contemplated by the Transaction Agreement or to be entered into or amended in connection with the Transaction, including the CVR Agreement and the Scheme of Arrangement, (ii) the likelihood or probability of the achievement or satisfaction of the CVR Milestone necessary for the CVR Consideration to be paid in accordance with the CVR Agreement or (iii) the fairness, financial or otherwise, of the Transaction to, or of any consideration to be paid to or received by, the holders of any class of securities (other than as expressly specified in its opinion), creditors, employees or other constituencies of Orchard; and

•

expressed no view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation payable to or to be received by any of Orchard’s directors, officers or employees, or any class of such persons, in connection with the Transaction relative to the scheme deliverables or otherwise.

In connection with rendering its opinion, Guggenheim Securities:

•

reviewed a draft of the Transaction Agreement, dated as of October 5, 2023 (Tokyo time), including the form of the CVR Agreement and the form of the Scheme of Arrangement, each attached as an annex thereto;

•	reviewed certain publicly available business and financial information regarding Orchard;

•

reviewed certain non-public business and financial information regarding Orchard’s business and future prospects (including certain probability-adjusted financial projections for Orchard on a stand-alone basis (See the heading titled “—Certain Financial Projections” for further information regarding the “Forecasts”) and certain other estimates and other forward-looking information), all as prepared by, discussed with and approved for Guggenheim Securities’ use by Orchard’s senior management (collectively, the “Orchard-Provided Information”);

•

discussed with Orchard’s senior management their strategic and financial rationale for the Transaction as well as their views of Orchard’s business, operations, historical and projected financial results, liquidity, funding needs, access to capital and future prospects (including, without limitation, their assumptions as to the expected amounts, timing and pricing of future issuances of equity in Orchard) and the commercial, competitive and regulatory dynamics in the biopharmaceutical sector (including assumptions regarding the probability and timing of achievement of the CVR Milestone);

•	performed financing-adjusted and probability-adjusted discounted cash flow analyses based on the Orchard-Provided Information;

•	reviewed the valuation and financial metrics and acquisition premia associated with certain mergers and acquisitions that Guggenheim Securities deemed relevant in evaluating the Transaction;

•	reviewed the historical prices, trading multiples and trading activity of the Orchard ADSs;

•

compared the financial performance of Orchard and the trading multiples and trading activity of the Orchard ADSs with corresponding data for certain other publicly traded companies that Guggenheim Securities deemed relevant in evaluating Orchard; and

•	conducted such other studies, analyses, inquiries and investigations and considered such other factors and information as Guggenheim Securities deemed appropriate.

With respect to the information used in arriving at its opinion, Guggenheim Securities noted that:

•

Guggenheim Securities relied upon and assumed the accuracy, completeness and reasonableness of all industry, business, financial, legal, regulatory, tax, accounting, actuarial and other information provided by or discussed with Orchard (including, without limitation, the Orchard-Provided Information) or obtained from public sources, data suppliers and other third parties.

•

Guggenheim Securities (i) did not assume any responsibility, obligation or liability for the accuracy, completeness, reasonableness, achievability or independent verification of, and Guggenheim Securities did not independently verify, any such information (including, without limitation, the Orchard-Provided Information), (ii) expressed no view or opinion regarding the (a) reasonableness or achievability of the Forecasts, any other estimates or any other forward-looking information provided by Orchard or the assumptions upon which any of the foregoing are based or (b) reasonableness of the probability adjustments reflected in the Forecasts and (iii) relied upon the assurances of Orchard’s senior management that they were unaware of any facts or circumstances that would make the Orchard-Provided Information incomplete, inaccurate or misleading.

•

Specifically, with respect to (i) the Projections utilized in Guggenheim Securities’ analyses, (a) Guggenheim Securities was advised by Orchard’s senior management, and Guggenheim Securities assumed, that the Forecasts (including the probability adjustments reflected therein and the expected development and commercialization of Orchard’s products and product candidates) had been reasonably prepared on bases reflecting the then-best currently available estimates and judgments of Orchard’s senior management as to the expected future performance of Orchard on a stand-alone basis and (b) Guggenheim Securities assumed that the Forecasts had been reviewed by the Orchard Board with the understanding that such information would be used and relied upon by Guggenheim Securities in connection with rendering its opinion and (ii) any financial projections / forecasts, any other estimates and/or any other forward-looking information obtained by Guggenheim Securities from public sources, data suppliers and other third parties, Guggenheim Securities assumed that such information was reasonable and reliable.

Guggenheim Securities also noted certain other considerations with respect to its engagement and the rendering of its opinion:

•

During the course of its engagement, Guggenheim Securities was asked by the Orchard Board to solicit indications of interest from various potential strategic acquirors regarding a potential extraordinary corporate transaction with or involving Orchard, and Guggenheim Securities considered the results of such solicitation process in rendering its opinion.

•

Guggenheim Securities did not perform or obtain any independent appraisal of the assets or liabilities (including any contingent, derivative or off-balance sheet assets and liabilities) of Orchard or any other entity or the solvency or fair value of Orchard or any other entity, nor was Guggenheim Securities furnished with any such appraisals.

•

Guggenheim Securities’ professionals are not legal, regulatory, tax, consulting, accounting, appraisal or actuarial experts and nothing in Guggenheim Securities’ opinion should be construed as constituting advice with respect to such matters; accordingly, Guggenheim Securities relied on the assessments of Orchard’s senior management and Orchard’s other professional advisors with respect to such matters. Guggenheim Securities did not express any view or render any opinion regarding the tax consequences of the Transaction to Orchard or its securityholders.

Guggenheim Securities further assumed that, in all respects meaningful to its analyses:

•

(i) the final executed form of the Transaction Agreement did not, and the CVR Agreement and the Scheme of Arrangement will not, differ from the drafts that Guggenheim Securities reviewed, (ii) Orchard and KKC will comply with all terms and provisions of the Transaction Agreement, the CVR Agreement and the Scheme of Arrangement and (iii) the representations and warranties of Orchard and KKC contained in the Transaction Agreement were true and correct and all conditions to the obligations of each party to the Transaction Agreement, the CVR Agreement and the Scheme of Arrangement to consummate the Transaction would be satisfied without any waiver, amendment or modification thereof;

•

the Transaction will be consummated in a timely manner in accordance with the terms of the Transaction Agreement (including the CVR Agreement and the Scheme of Arrangement, as applicable) and in compliance with all applicable legal and other requirements, without any delays, limitations, restrictions, conditions, waivers, amendments or modifications (regulatory, tax-related or otherwise) that would have an effect on Orchard or the Transaction in any way meaningful to Guggenheim Securities’ analyses or opinion; and

•

the conditions for the payment of the CVR Consideration will occur and the CVR Consideration will be paid to each Scheme Shareholder, in each case, as provided in the Transaction Agreement, the CVR Agreement and the Scheme of Arrangement.

Guggenheim Securities did not express any view or opinion as to (i) the price or range of prices at which the Orchard ADSs or other securities or financial instruments of or relating to Orchard may trade or otherwise be transferable at any time, including subsequent to the announcement or consummation of the Transaction, (ii) the potential effects of volatility in the credit, financial or equity markets on Orchard, any such securities or other financial instruments, the Transaction or the financing thereof or (iii) the impact of the Transaction on the solvency or viability of Orchard or KKC to pay their respective obligations when they come due.

Summary of Financial Analyses

Overview of Financial Analyses

This “Summary of Financial Analyses” presents a summary of the principal financial analyses performed by Guggenheim Securities and presented to the Orchard Board in connection with Guggenheim Securities’ rendering of its opinion. Such presentation to the Orchard Board was supplemented by Guggenheim Securities’ oral discussion with the Orchard Board, the nature and substance of which may not be fully described herein.

Some of the financial analyses summarized below include summary data and information presented in tabular format. In order to understand fully such financial analyses, the summary data and tables must be read together with the full text of the summary. Considering the summary data and tables alone could create a misleading or incomplete view of Guggenheim Securities’ financial analyses.

The preparation of a fairness opinion is a complex process and involves various judgments and determinations as to the most appropriate and relevant financial analyses and the application of those methods to the particular circumstances involved. A fairness opinion therefore is not readily susceptible to partial analysis or summary description, and taking portions of the financial analyses set forth below, without considering such analyses as a whole, would in Guggenheim Securities’ view create an incomplete and misleading picture of the processes underlying the financial analyses considered in rendering Guggenheim Securities’ opinion.

In arriving at its opinion, Guggenheim Securities:

•

based its financial analyses on various assumptions, including assumptions concerning general economic, business and capital markets conditions and industry-specific and company-specific factors, all of which are beyond the control of Orchard, KKC and Guggenheim Securities;

•	did not form a view or opinion as to whether any individual analysis or factor, whether positive or negative, considered in isolation, supported or failed to support its opinion;

•	considered the results of all of its financial analyses and did not attribute any particular weight to any one analysis or factor; and

•

ultimately arrived at its opinion based on the results of all of its financial analyses assessed as a whole and believes that the totality of the factors considered and the various financial analyses performed by Guggenheim Securities in connection with its opinion operated collectively to support its determination as to the fairness, from a financial point of view and as of the date of such opinion, of the scheme deliverables, to be received by the Scheme Shareholders pursuant to the Transaction Agreement, the CVR Agreement and the Scheme of Arrangement to the extent expressly specified in such opinion.

With respect to the financial analyses performed by Guggenheim Securities in connection with rendering its opinion:

•

Such financial analyses, particularly those based on estimates and projections, are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by these analyses.

•

None of the selected precedent merger and acquisition transactions used in the selected precedent merger and acquisition transactions analysis described below is identical or directly comparable to the Transaction, and none of the selected publicly traded companies used in the selected publicly traded companies analysis described below is identical or directly comparable to Orchard. However, such transactions and companies were selected by Guggenheim Securities, among other reasons, because they involved target companies or represented publicly traded companies which may be considered broadly similar, for purposes of Guggenheim Securities’ financial analyses, to the Transaction and Orchard based on Guggenheim Securities’ professional judgment and experience with the biopharmaceutical sector.

•

In any event, selected precedent merger and acquisition transactions analysis and selected publicly traded comparable companies analysis are not purely mathematical; rather, such analyses involve complex considerations and judgments concerning the differences in business, operating, financial and capital markets-related characteristics and other factors regarding the selected precedent merger and acquisition transactions to which the Transaction was compared and the selected publicly traded companies to which Orchard was compared.

•	Such financial analyses do not purport to be appraisals or to reflect the prices at which any securities may trade at the present time or at any time in the future.

Certain Definitions

Throughout this section entitled “Summary of Financial Analyses,” the following defined terms are used in connection with Guggenheim Securities’ various financial analyses:

•	“ADS” means American depository shares.

•

“Enterprise value” or “EV” represents the relevant company’s equity value plus (i) the principal or face amount of total debt and certain other debt-like items less (ii) cash, cash equivalents, short- and long-term marketable investments and certain other cash-like items.

•

“Equity value” represents for each relevant company (i) the product of (a) the number of outstanding common shares plus shares issuable upon the conversion or exercise of all in the money convertible securities, restricted share units, stock options and/or stock warrants and (b) the relevant company’s stock price less (ii) the cash proceeds from the assumed exercise of all in-the-money stock options, restricted share units and stock warrants.

•	“NPV” means net present value.

•	“Orchard ADS” means American depositary shares of Orchard, with each such American depositary share representing ten (10) Orchard Ordinary Shares.

•	“T+5 Revenue” means:

•

for purposes of the Orchard Selected Precedent Merger and Acquisition Transactions Analysis, the probability-adjusted revenue forecast for the 12-month period ending five (5) years following the date of announcement of the relevant transaction, using time-weighted average of revenues from the fourth and fifth calendar years following announcement; and

•

for purposes of the Selected Publicly Traded Companies Analysis, the probability-adjusted revenue forecast for the 12-month period ending five (5) years after October 5, 2023, using time-weighted average of revenues from the fourth and fifth calendar years following announcement.

•	“EV / T+5 Revenue multiple” means the relevant enterprise value divided by the relevant T+5 Revenue.

Recap of Orchard Financial Analyses

In evaluating Orchard in connection with rendering its opinion, Guggenheim Securities performed various financial analyses, which are summarized in the table below and described in more detail elsewhere herein, including a financing-adjusted and probability-adjusted discounted cash flow analysis. Solely for informational reference purposes, Guggenheim Securities also reviewed selected precedent merger and acquisition transactions, selected publicly traded companies, premia paid in selected merger and acquisition transactions, 52-week trading range of Orchard ADSs and certain Wall Street equity research analysts’ trading price targets for Orchard ADSs.

Recap of Orchard Financial Analyses

October 4, 2023 Closing Orchard ADS Price	$8.14
Per ADS Consideration	$16.00
Per ADS Consideration (incl. NPV of CVR)(1)	$16.84

	Reference Range for Orchard Valuation per ADS
	Low	High
Financial Analyses
Discounted Cash Flow Analysis (Financing- and Probability-Adjusted)	$13.88	$17.56
For Informational Reference Purposes(2)
Selected Precedent M&A Transactions Analysis (25-75th Percentile)	$13.54	$19.16
Selected Publicly Traded Companies Analysis (25-75th Percentile)	$8.63	$12.86
Precedent Premia Analysis (25-75th Percentile)	$11.26	$13.46
Orchard ADS Price Range During 52-Week Trading Range	$3.65	$8.21
Wall Street Equity Research Price Targets	$14.00	$34.00

(1)

Represents the sum of (i) $16.00, the per ADS consideration, plus (ii) NPV on October 4, 2023 of $0.84, the additional CVR consideration (which reflects adjustment for the probability of approval of OTL-200 and a discount rate in accordance with the Orchard-Provided Information).

(2)	Reference metrics include the probability-adjusted dilutive impact of Orchard’s outstanding warrants.

Orchard Financial Analysis

Orchard Discounted Cash Flow Analysis. Guggenheim Securities performed a stand-alone financing-adjusted and probability-adjusted discounted cash flow analysis of Orchard based on projected, probability-adjusted, after-tax unlevered free cash flows for Orchard and an estimate of its terminal / continuing value at the end of the projection period utilized in the Projections.

In performing its discounted cash flow analyses with respect to Orchard:

•	Guggenheim Securities based its financing-adjusted and probability-adjusted discounted cash flow analysis of Orchard on the Orchard-Provided Information.

•

Guggenheim Securities used a discount rate range of 15.00% – 17.00% based on its estimate of Orchard’s weighted average cost of capital and mid-year discounting convention to discount the Forecasts to a valuation date of June 30, 2023.

•

In estimating Orchard’s terminal / continuing value, Guggenheim Securities used a perpetual growth rate of negative 10% applied to Orchard’s terminal year normalized after-tax free cash flow and added net cash of $123 million (as provided and approved for Guggenheim Securities’ use by Orchard’s senior management as of June 30, 2023).

•

Guggenheim Securities took into account (i) the probability-adjusted dilutive impact of outstanding warrants, (ii) the estimated present value of the estimated net cost of equity financings in 2025 and 2026 as set forth in the Projections and (iii) the estimated present value of actual and potential tax savings from utilization of Orchard’s net operating losses as set forth in the Projections.

•

As instructed by Orchard, Guggenheim Securities divided the result of the foregoing calculations by the number of fully-diluted outstanding shares (determined using the treasury stock method and taking into account outstanding in-the-money stock options and restricted share units) as of October 3, 2023, as set forth in the Orchard-Provided Information, taking into account the dilution associated with assumed equity raises and the probability-adjusted dilutive impact of outstanding warrants.

Guggenheim Securities’ financing-adjusted and probability-adjusted discounted cash flow analysis resulted in an overall reference range of $13.88 – $17.56 per ADS for purposes of evaluating the equity value per ADS on a stand-alone intrinsic-value basis.

Other Financial Reviews for Reference Information Purposes

In order to provide certain context for the financial analyses of Orchard in connection with its opinion as described above, Guggenheim Securities undertook various additional financial reviews and analyses as summarized below solely for informational reference purposes. As a general matter, Guggenheim Securities did not consider such additional financial reviews and analyses to be determinative methodologies for purposes of its opinion.

Orchard Selected Precedent Merger and Acquisition Transactions Analysis. Guggenheim Securities reviewed and analyzed certain financial metrics associated with selected precedent merger and acquisition transactions involving companies in the biopharmaceutical sector that Guggenheim Securities deemed relevant in its professional judgment for purposes of this analysis. Guggenheim Securities calculated, among other things and to the extent publicly available, certain implied change-of-control transaction multiples for the selected precedent merger and acquisition transactions (based on each company’s most recent publicly available financial filings and certain other publicly available information), which are summarized in the table below:

Selected Precedent Merger and Acquisition Transactions Analysis

Date Announced	Acquiror	Target	EV(1) / T+5 Revenue(2) Multiple
05/22/2023	Ironwood	VectivBio	5.1x
01/09/2023	Ipsen	Albireo	1.8x
01/08/2023	Chiesi	Amryt	1.8x
04/13/2022	GSK	Sierra	3.2x
01/19/2022	UCB	Zogenix	2.0x
09/30/2019	Sobi	Dova	3.4x
03/04/2019	Biogen	Nightstar	1.4x
Statistical Summary
75th Percentile			3.3x
Mean			2.7x
Median			2.0x
25th Percentile			1.8x
Orchard / KKC Acquisition			2.1x(3)

(1)	EV excludes fair value of the CVR, where applicable.
(2)	T+5 Revenues are based on Schedule 14D-9 or merger proxy projections disclosure.
(3)	EV excludes fair value of the warrants.

In performing its selected precedent merger and acquisition transactions analysis with respect to Orchard, Guggenheim Securities selected a reference range of enterprise value / T+5 Revenue multiples of 1.8x to 3.3x (based on the 25th and 75th percentile range) for purposes of evaluating Orchard on a change-of-control basis.

Guggenheim Securities’ selected precedent merger and acquisition analysis resulted in an overall reference range of $13.54 – $19.16 per ADS for purposes of evaluating ADS on a change-of-control basis.

Selected Publicly Traded Companies Analysis. Guggenheim Securities reviewed and analyzed Orchard’s historical ADS price performance, trading metrics and historical and projected / forecasted financial performance compared to corresponding data for selected publicly traded companies in order to provide context for a reference range of generally comparable public trading multiples. Guggenheim Securities calculated, among other things, various public market trading multiples for Orchard and the selected publicly traded companies (in the case of the selected publicly traded companies, based on public filings and publicly available Wall Street research analysts’ estimates published by FactSet as of October 4, 2023), which are summarized in the table below:

Selected Publicly Traded Companies Analysis

Company	EV/ T+5 Revenue Multiple
Mirum	1.6x
Catalyst	2.4x
BioCryst	1.4x
Rhythm	1.1x
Pharming	1.7x
Calliditas	0.6x
Agios	0.8x
Marinus	0.8x
Travere	0.5x
bluebird	0.2x
Statistical Summary
75th Percentile	1.6x
Mean	1.1x
Median	1.0x
25th Percentile	0.6x
Orchard	0.5x

In performing its selected publicly traded companies analysis with respect to Orchard, Guggenheim Securities selected a reference range of enterprise value / T+5 Revenue multiples of 0.6x – 1.6x (based on the 25th and 75th percentile range) for purposes of evaluating Orchard on a stand-alone public market trading basis. Guggenheim Securities’ selected publicly traded companies analysis resulted in an overall reference range of $8.63 – $12.86 per ADS for purposes of evaluating Orchard on a stand-alone public market trading basis.

Premia Paid in Selected Precedent Merger and Acquisition Transactions. Guggenheim Securities reviewed, based on publicly available information, the implied premia paid or proposed to be paid in connection with selected precedent merger and acquisition transactions for the past five (5) years involving companies in the biopharmaceutical sector that Guggenheim Securities deemed relevant in its professional judgment for purposes of this analysis. Guggenheim Securities noted that such precedent merger and acquisition transaction-related upfront premia (excluding value attributed to CVRs where applicable) ranged from 38% to 65% (based on the 25th to 75th percentile range), based on the target company’s one (1)-day unaffected spot closing stock price. Guggenheim Securities further noted that, in connection with the Transaction, the Transaction-implied premium (based on the scheme deliverables) was 97% versus Orchard’s spot closing stock price of $8.14 on October 4, 2023 (the last trading day prior to the announcement of the Transaction).

Orchard ADS Price Trading History. Guggenheim Securities reviewed the Orchard ADS closing price trading history for the 52 weeks ending October 4, 2023, the last trading day prior to the announcement of the Transaction. Guggenheim Securities noted that the lowest closing price was $3.65 on December 28, 2022, and the highest closing price was $8.21 on September 27, 2023.

Orchard Wall Street Equity Research Analyst Price Targets. Guggenheim Securities reviewed four (4) selected Wall Street equity research analyst price targets for Orchard ADS as published prior to October 4, 2023. Guggenheim Securities noted that such Wall Street equity research analyst price targets for Orchard ADS were $14.00 to $34.00 per ADS.

Other Considerations

Except as described in the summary above, Orchard did not provide specific instructions to, or place any limitations on, Guggenheim Securities with respect to the procedures to be followed or factors to be considered in performing its financial analyses or providing its opinion. The type and amount of consideration payable in the Transaction were determined through negotiations between Orchard and KKC and were approved by the Orchard Board. The decision to enter into the Transaction Agreement was solely that of the Orchard Board. Guggenheim Securities’ opinion was just one of the many factors taken into consideration by the Orchard Board. Consequently, Guggenheim Securities’ financial analyses should not be viewed as determinative of the view of the Orchard Board with respect to the fairness, from a financial point of view, and as of the date of Guggenheim Securities’ opinion, of the scheme deliverables to be received by the Scheme Shareholders.

Pursuant to the terms of Guggenheim Securities’ engagement letter, Orchard has agreed to pay Guggenheim Securities a cash transaction fee (based on a percentage of the aggregate value associated with the Transaction as determined by the agreed upon fee schedule) upon consummation of the Transaction, which cash transaction fee is currently estimated to be approximately $10.5 million. Orchard has previously paid Guggenheim Securities a cash opinion fee of $1 million that became payable upon the rendering of Guggenheim Securities’ opinion with respect to the Transaction, which will be credited against the foregoing cash transaction fee. In addition, Orchard has agreed to reimburse Guggenheim Securities for certain expenses and indemnify Guggenheim Securities against certain liabilities arising out of its engagement.

In the two (2) years prior to the date of its written opinion, Guggenheim Securities has been engaged by Orchard in connection with various matters unrelated to the Transaction, including its engagement as Orchard’s sole placement agent in connection with its private placement of ordinary shares and warrants in March 2023 (for which Guggenheim Securities received $2.0 million in fees and is entitled to receive an additional incentive fee of $1.2 million in connection with the exercise of the outstanding warrants). Guggenheim Securities has not been previously engaged during the past two (2) years prior to the date of its written opinion by KKC, to provide any financial advisory or investment banking services for which Guggenheim Securities received fees.

Guggenheim Securities and its affiliates and related entities engage in a wide range of financial services activities for its and their own accounts and the accounts of customers, including, but not limited to: asset, investment and wealth management; insurance services; investment banking, corporate finance, mergers and acquisitions and restructuring; merchant banking; fixed income and equity sales, trading and research; and derivatives, foreign exchange and futures. In the ordinary course of these activities, Guggenheim Securities and its affiliates and related entities may (i) provide such financial services to Orchard, KKC, any other participants in the Transaction and their respective affiliates, for which services Guggenheim Securities and its affiliates and related entities may have received, and may in the future receive, compensation and (ii) directly and indirectly hold long and short positions, trade and otherwise conduct such activities in or with respect to loans, debt and equity securities and derivative products of or relating to Orchard, KKC, any other participants in the Transaction and their respective affiliates. Furthermore, Guggenheim Securities and its affiliates and related entities and its or their respective directors, officers, employees, consultants and agents may have investments in Orchard, KKC, any other participants in the Transaction and their respective affiliates.

Consistent with applicable legal and regulatory guidelines, Guggenheim Securities has adopted certain policies and procedures to establish and maintain the independence of its research departments and personnel. As a result, Guggenheim Securities’ research analysts may hold views, make statements or investment recommendations and publish research reports with respect to Orchard, KKC, any other participants in the Transaction and their respective affiliates and the Transaction that differ from the views of Guggenheim Securities’ investment banking personnel.

Certain Financial Projections

Orchard does not, as a matter of course, publicly disclose forecasts or projections as to future performance, earnings or other results due to the inherent unpredictability of the underlying assumptions, estimates and projections. However, as described in “—Background of the Transaction,” in connection with its strategic planning process and at the direction of the Transaction Committee in connection with its evaluation of the proposed transaction with KKC and based on its view of the prospects for Orchard on a stand-alone basis with respect to Orchard’s programs, Orchard management prepared long-range projections of revenue and costs for fiscal years 2023 through 2042 (the “Non Probability-Adjusted Forecasts”), which were impacted by the probabilities of success (“PoS”), as provided by Orchard management, for each forecasted program to reflect Orchard’s probability-adjusted outlook (the “Probability-Adjusted Forecasts,” and together with the Non Probability-Adjusted Forecasts, the “Forecasts”). These Forecasts were based on certain internal assumptions about the probability of technical success and regulatory approval, timing of commercial launch, sales ramp, overall expenditures on Orchard’s programs, market size, disease epidemiology, market share, pricing, competition, partnering and licensing arrangements, market exclusivity, manufacturing costs and innovations, estimated costs and expenses, qualifying tax credits, effective tax rate and utilization of net operating losses, ability to raise future capital at certain assumed share prices, and other relevant factors relating to Orchard and its products and programs. The Forecasts were developed solely using the information available to Orchard management at the time they were created.

The Forecasts were provided to and considered by the Transaction Committee and the Orchard Board in connection with their respective evaluations of the Transaction in comparison to Orchard’s other strategic alternatives. The Forecasts also were provided to Guggenheim Securities, and the Orchard Board directed Guggenheim Securities to use the Forecasts in its financial analyses and opinion (as summarized above under “— Opinion of Orchard’s Financial Advisor”). The Forecasts were the only financial projections with respect to Orchard used and relied upon by Guggenheim Securities in rendering its opinion. The Forecasts were not provided to KKC.

The summaries of the Forecasts are not being included in this proxy statement to influence any shareholder’s decision whether to vote for the Scheme Implementation Proposal or for any other related purpose. The summaries of the Forecasts are being included in this proxy statement because the Forecasts were provided to the Orchard Board to evaluate strategic transactions considered by the Orchard Board, including the transactions contemplated by the Transaction Agreement, and to Guggenheim Securities for Guggenheim Securities’ financial analyses and opinion. The summaries of the Non Probability-Adjusted Forecasts are being included in this proxy statement for informational purposes only and neither the Orchard Board nor Guggenheim Securities relied on the Non Probability-Adjusted Forecasts. The Forecasts may differ from publicized analyst estimates and forecasts and, in each instance, do not take into account any events or circumstances after the date they were prepared, including the announcement of the Transaction.

Each of the Probability-Adjusted Forecasts and the Non Probability-Adjusted Forecasts, although presented with numerical specificity, are necessarily based on numerous variables, estimates and assumptions that are inherently uncertain, and many of which are beyond Orchard’s control. Because the Forecasts span multiple years, by their nature they will become subject to greater uncertainty with each successive year and are unlikely to anticipate each circumstance that will have an effect on Orchard’s business and its results of operations. Each of the Forecasts was prepared by Orchard management based on certain estimates and assumptions with respect to general business, economic, competitive, regulatory, reimbursement and other market and financial conditions and other future events, all of which are difficult to predict and many of which are beyond Orchard’s control. As a result, there can be no assurance that any of the Forecasts accurately reflect future trends or accurately estimate the future market for Orchard’s products or product candidates. Each of the Forecasts was developed solely using the information available to Orchard management at the time they were created and reflect assumptions as to certain business decisions that are subject to change. Important factors that may affect actual results or that may result in any of the Forecasts not being achieved include, but are not limited to: (1) Orchard’s ability to identify patients for commercial treatment; (2) Orchard’s ability to manufacture its products and product candidates as required; (3) the success of clinical trials (including the funding therefor, anticipated patient enrollment, clinical outcomes, timing or associated costs); (4) regulatory approvals and related timelines; (5) the market acceptance of Orchard’s products and potential products; (6) Orchard’s research, pre-clinical and clinical development of potential products and product candidates for different indications; (7) the availability of third-party reimbursement and the pricing of Orchard’s products and potential products; (8) the impact of competitive products and pricing; (9) the effect of regulatory actions; (10) the effect of global economic conditions; (11) conditions in the financing markets and access to sufficient capital; (12) changes in applicable laws, rules and regulations; (13) accuracy of certain accounting assumptions; (14) changes in actual or projected cash flows; and (15) other risk factors described in Orchard’s annual report on Form 10-K for the fiscal year ended December 31, 2022, subsequent quarterly reports on Form 10-Q, and current reports on Form 8-K, as well as the section titled “Cautionary Note Regarding Forward-Looking Statements” in this proxy statement. In addition, the Forecasts may be affected by Orchard’s ability to achieve strategic goals, objectives and targets over the applicable period. Accordingly, there can be no assurance that any of the Forecasts will be realized, and actual results may vary materially from those shown.

Modeling and forecasting the future development and commercialization of drug candidates by an emerging biotechnology company is a highly speculative endeavor. In addition to the various limitations described above, there can be no assurance of the approval, or timing of approval, of Orchard’s product candidates, and it is possible that other therapies will be preferable. There also can be no assurance that Orchard will obtain the regulatory approvals necessary for the commercialization of its products or product candidates, or that Orchard’s competitors will not commercialize products that are safer, more effective, or more successfully marketed and sold than any product that Orchard may market or commercialize. Since the Forecasts cover a long period of time, the Forecasts by their nature are unlikely to anticipate each circumstance that will have an effect on Orchard’s products and product candidates. The Forecasts were not prepared with a view toward complying with U.S. generally accepted accounting principles (“GAAP”), the published guidelines of the SEC regarding projections or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The prospective financial information included in this document has been prepared by, and is the responsibility of, the Company’s management. PricewaterhouseCoopers LLP has not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the accompanying financial projections and, accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. The PricewaterhouseCoopers LLP report incorporated by reference in this document relates to the Company’s previously issued financial statements. It does not extend to the financial projections and should not be read to do so. None of Orchard, KKC or any of their respective affiliates, advisors, officers, directors or representatives has made or makes any representation or warranty to any Orchard or KKC stockholders regarding the ultimate performance of Orchard compared to the information contained in any of the Forecasts, the likelihood that the Forecasts will be achieved consistent with any of the Forecasts or at all, the results of Orchard’s clinical trials, the potential timing and approval of commercial launch of any of Orchard’s future products, the effectiveness or marketability of Orchard’s product candidates, or the overall future performance of Orchard.

The Forecasts were reasonably prepared by Orchard management on bases reflecting the best currently available estimates and judgments of Orchard management as to the matters covered thereby. The Forecasts were prepared assuming Orchard’s continued operation as a stand-alone, publicly traded company, and therefore do not give effect to the Transaction or any changes to Orchard’s operations or strategy that may be implemented following the consummation of the Transaction or to any costs incurred in connection with the Transaction, including the potential synergies that may be achieved by the combined company as a result of the Transaction or the effect of any business or strategic decision or action that has been or will be taken as a result of the execution of the Transaction Agreement. Orchard management believed the assumptions used in the preparation of these Forecasts to be reasonable at the time they were made, including, but not limited to, assumptions relating to the probability of achieving sales for OTL-200 (Libmeldy), the success of Orchard’s research and development-stage programs, clinical and pre-clinical pipeline, market size, disease epidemiology, market share, the effect of regulatory actions, the decisions of third-party partners, the ability to out-license products, the likelihood of receiving royalties from out-licensed assets, manufacturing costs and innovations, success of clinical testing, the effect of global economic conditions, availability of third-party reimbursement, increases in regulatory oversight, competition, pricing, reimbursement, research and development expenses, qualifying tax credits, general and administrative expenses, effective tax rate and utilization of net operating losses and other relevant factors related to Orchard’s long-range operating plan. The foregoing is a summary of certain key assumptions and does not purport to be a comprehensive overview of all assumptions reflected in each of the Forecasts.

Certain of the measures included in the Forecasts, including unlevered free cash flow, are financial measures that are not calculated in accordance with GAAP. Such non-GAAP financial measures should not be viewed as a substitute for GAAP financial measures, and may be different from non-GAAP financial measures used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures, because they exclude charges and credits that are required to be included in a GAAP presentation. Accordingly, non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP. Unlevered free cash flow should not be considered as an alternative to operating income or net income as a measure of operating performance or cash flow or as a measure of liquidity.

Financial measures provided to a financial advisor are excluded from the definition of non-GAAP financial measures and, therefore, are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Reconciliations of non-GAAP financial measures were not relied upon by Guggenheim Securities for purposes of its financial analysis as described above in the section titled “— Opinion of Orchard’s Financial Advisor” or by the Transaction Committee or the Orchard Board in connection with its consideration of the Transaction. Accordingly, we have not provided a reconciliation of any financial measures included in any of the Forecasts.

Orchard undertakes no obligation to update or otherwise revise or reconcile any of the Forecasts to reflect circumstances existing after the date such Forecasts were generated or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying such Forecasts are shown to be in error. None of Orchard, or, to the knowledge of Orchard, KKC, intends to make publicly available any update or other revisions to any of the Forecasts, except as otherwise required by law.

Non Probability-Adjusted Forecasts

Set forth below is a summary of the Non Probability-Adjusted Forecasts, which are select projected financial information for Orchard for fiscal years 2023 through 2042 based on information as prepared by Orchard management in connection with Orchard’s evaluation of the Transaction. The Non Probability-Adjusted Forecasts were not probability-adjusted and included the following key assumptions as to which there can be no assurance: (A) for OTL-200 (Libmeldy), (i) a launch year of 2021 in the EU and (ii) a launch year of 2024 in the U.S.; (B) for OTL-203, (i) a launch year of 2030 in the EU and (ii) a launch year of 2029 in the U.S.; (C) for OTL-201, (i) a launch year of 2033 in the EU and (ii) a launch year of 2032 in the U.S.; (D) for OTL-206, (i) a launch year of 2035 in the EU and (ii) a launch year of 2033 in the U.S.; (E) for OTL-204, (i) a launch year of 2039 in the EU and (ii) a launch year of 2038 in the U.S.; and (F) for OTL-104, (i) a launch year of 2037 in the EU and (ii) a launch year of 2036 in the U.S. The Non Probability-Adjusted Forecasts for the applicable fiscal years are summarized below (in millions):

	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032
Total Revenue	$45	$59	$85	$105	$127	$155	$231	$290	$385	$437
Gross Profit	$35	$40	$64	$82	$96	$117	$171	$222	$285	$340
Operating Expenses	($111)	($114)	($132)	($136)	($141)	($149)	($181)	($181)	($197)	($212)
EBIT(1)	($76)	($74)	($68)	($55)	($44)	($32)	($10)	$41	$88	$128

	2033	2034	2035	2036	2037	2038	2039	2040	2041	2042
Total Revenue	$515	$589	$712	$1,148	$1,528	$2,142	$2,762	$3,214	$3,080	$2,951
Gross Profit	$411	$474	$590	$940	$1,259	$1,819	$2,366	$2,760	$2,650	$2,543
Operating Expenses	($212)	($223)	($247)	($315)	($379)	($473)	($560)	($632)	($614)	($603)
EBIT(1)	$199	$251	$343	$625	$879	$1,346	$1,805	$2,128	$2,036	$1,940

(1)	EBIT is a non-GAAP financial measure defined as gross profit, less total operating expenses, which include the impact of stock-based compensation.

Set forth below is a summary of estimated, non probability-adjusted unlevered free cash flow for Orchard for fiscal years 2023 through 2042, which were calculated based on the Non Probability-Adjusted Forecasts and other projected financial information provided by Orchard management and used by Guggenheim Securities in connection with its fairness opinion. Unlevered free cash flow is a non-GAAP financial measure defined as EBIT, plus proceeds from the sale of priority review vouchers associated with certain of Orchard’s research and development-stage programs, less taxes, less change in net working capital. The non probability-adjusted forecasts of unlevered free cash flow for Orchard for the applicable fiscal years are summarized below (in millions):

	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032
EBIT	($76)	($74)	($68)	($55)	($44)	($32)	($10)	$41	$88	$128
Plus: Priority Review Vouchers	—	—	—	—	—	—	100	—	—	100
Less: Tax Expense(1)	—	—	—	—	—	—	(17)	(8)	(17)	(43)
Less: Change in Net Working Capital	(2)	(5)	(3)	(4)	(5)	(5)	(18)	(12)	(16)	(14)
Unlevered Free Cash Flow	($78)	($79)	($71)	($58)	($49)	($37)	$55	$21	$56	$171

	2033	2034	2035	2036	2037	2038	2039	2040	2041	2042
EBIT	$199	$251	$343	$625	$879	$1,346	$1,805	$2,128	$2,036	$1,940
Plus: Priority Review Vouchers	100	—	—	—	—	—	—	—	—	—
Less: Tax Expense(1)	(57)	(48)	(65)	(119)	(167)	(256)	(343)	(404)	(387)	(369)
Less: Change in Net Working Capital	(16)	(15)	(24)	(86)	(77)	(113)	(104)	(103)	24	23
Unlevered Free Cash Flow	$227	$188	$254	$421	$635	$977	$1,358	$1,621	$1,673	$1,595

(1)

Weighted average global effective tax rate of 19% per Orchard management. Guggenheim Securities separately calculated the present value of tax savings from Orchard’s estimated usage of net operating losses and included the result in its determination of estimated implied equity values.

Probability-Adjusted Forecasts

Set forth below is a summary of the Probability-Adjusted Forecasts, which were probability-adjusted to reflect Orchard management’s assessment of the following: (A) for OTL-200 (Libmeldy), 95% PoS; (B) for OTL-203, 68% PoS; (C) for OTL-201, 51% PoS; (D) for OTL-206, 20% PoS; (E) for OTL-204, 15% PoS; and (F) for OTL-104, 10% PoS. The Probability-Adjusted Forecasts for the applicable fiscal years are summarized below (in millions):

	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032
Total Revenue	$45	$56	$82	$92	$114	$134	$195	$241	$303	$349
Gross Profit	$35	$38	$62	$70	$84	$97	$142	$182	$217	$267
Operating Expenses	($111)	($109)	($122)	($111)	($112)	($101)	($118)	($114)	($115)	($120)
EBIT(1)	($76)	($70)	($61)	($41)	($28)	($4)	$25	$68	$103	$147

	2033	2034	2035	2036	2037	2038	2039	2040	2041	2042
Total Revenue	$396	$438	$491	$563	$615	$701	$787	$846	$845	$846
Gross Profit	$309	$342	$393	$451	$494	$571	$650	$702	$702	$703
Operating Expenses	($127)	($139)	($141)	($145)	($159)	($169)	($181)	($191)	($194)	($198)
EBIT(1)	$182	$204	$252	$306	$335	$402	$469	$511	$508	$506

(1)	EBIT is a non-GAAP financial measure defined as gross profit, less total operating expenses, which include the impact of stock-based compensation.

Set forth below is a summary of estimated, probability-adjusted unlevered free cash flow for Orchard for fiscal years 2023 through 2042, which were calculated based on the Probability-Adjusted Forecasts and other projected financial information provided by Orchard management and used by Guggenheim Securities in connection with its fairness opinion. Unlevered free cash flow is a non-GAAP financial measure defined as EBIT, plus proceeds from the sale of priority review vouchers associated with certain of Orchard’s research and development-stage programs, less taxes, less change in net working capital. The probability-adjusted forecasts of unlevered free cash flow for Orchard for the applicable fiscal years are summarized below (in millions):

	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032
EBIT	($76)	($70)	($61)	($41)	($28)	($4)	$25	$68	$103	$147
Plus: Priority Review Vouchers	—	—	—	—	—	—	68	—	—	51
Less: Tax Expense(1)	—	—	—	—	—	—	(18)	(13)	(20)	(38)
Less: Change in Net Working Capital	(2)	(4)	(2)	(3)	(4)	(5)	(13)	(9)	(12)	(10)
Unlevered Free Cash Flow	($78)	($75)	($63)	($44)	($32)	($9)	$62	$46	$72	$150

	2033	2034	2035	2036	2037	2038	2039	2040	2041	2042
EBIT	$182	$204	$252	$306	$335	$402	$469	$511	$508	$506
Plus: Priority Review Vouchers	20	—	—	—	—	—	—	—	—	—
Less: Tax Expense(1)	(38)	(39)	(48)	(58)	(64)	(76)	(89)	(97)	(96)	(96)
Less: Change in Net Working Capital	(9)	(9)	(10)	(14)	(10)	(16)	(14)	(14)	(0)	(1)
Unlevered Free Cash Flow	$154	$156	$194	$234	$261	$310	$366	$400	$411	$409

(1)

Weighted average global effective tax rate of 19% per Orchard management. Guggenheim Securities separately calculated the present value of tax savings from Orchard’s estimated usage of net operating losses and included the result in its determination of estimated implied equity values.

In light of the foregoing factors and the uncertainties inherent in each of the Forecasts, shareholders are cautioned not to place undue, if any, reliance on the Forecasts.

Interests of Orchard’s Non-Employee Directors and Executive Officers in the Transaction

Orchard’s non-employee directors and executive officers may be deemed to have, similar to other transactions of this type, certain financial interests in the Transaction that may be different from, or in addition to, the interests of the Orchard shareholders generally. The members of the Orchard Board were aware of and considered these interests in reaching the determination to approve the agreement and recommend to the Orchard shareholders that they vote to approve the Proposals.

Orchard’s executive officers for purposes of the discussion below are Bobby Gaspar, M.D., Ph.D. (Chief Executive Officer) and Frank Thomas (President and Chief Operating Officer).

Dr. Gaspar’s UK-based cash compensation is delivered in British pounds. In calculating the U.S. dollar equivalent for such amounts reported for Dr. Gaspar, amounts in British pounds have been converted to U.S. dollars based on the currency exchange rate on October 23, 2023, which is £1= U.S.$1.22.

Treatment of Equity and Equity-Based Awards

For information regarding beneficial ownership of Orchard’s ordinary shares, Orchard’s ADSs and share options, other than the unvested equity-based awards described below, by each of Orchard’s non-employee directors and named executive officers and all of the directors and executive officers as a group, please see the section entitled “Security Ownership of Certain Beneficial Owners and Management” beginning on page 119 of this proxy statement. Each of Orchard’s non-employee directors and executive officers will be entitled to receive, for each Orchard ordinary share or Orchard ADS he or she holds, the same transaction deliverables as other shareholders as described in the section entitled “The Transaction Agreement—Scheme Deliverables to Orchard Shareholders” beginning on page 86 of this proxy statement.

As described further in the section entitled “The Transaction Agreement—Treatment of Equity and Equity-Based Awards” beginning on page 87 of this proxy statement, prior to the Effective Time, each holder of an In-the-Money Vested Orchard Option will have the opportunity to exercise such holder’s In-the-Money Vested Orchard Option for such period determined by the Board that ends on or prior to the tenth Business Day prior to the Effective Time, subject in all cases to any Orchard trading blackout period. At the Effective Time, each In-the-Money Vested Orchard Option will automatically be cancelled and converted into the right to receive for each underlying ordinary share (y) an amount in cash from KKC equal to the excess of the Cash Consideration over the per share exercise price of such award and (z) one CVR. Additionally, by virtue of the Transaction, at the Effective Time, each Unvested In-the-Money Option, Orchard Share Option, whether vested or unvested, with an exercise price per share equal to or greater than the Cash Consideration, Orchard RSU and Orchard PSU that is outstanding and unvested as of immediately prior to the Effective Time will automatically be cancelled at the Effective Time without payment of any consideration being made in respect thereof.

KKC will, conditional on the closing of the Transaction, implement a new transitional cash plan (“Transitional Cash Plan”) and grant (or procure the grant of) cash awards (each, a “Transition Award”) under such Transitional Cash Plan to all holders of Unvested In-the-Money Options, Unvested Orchard RSUs and Unvested Orchard PSUs (the “Unvested Awards”). The Transitional Award will be equal to the aggregate of the value of (i) the excess of the Cash Consideration over the per share exercise price for each Orchard Ordinary Share underlying such Unvested Awards (in the case of Orchard PSUs, determined based on maximum level of achievement for all performance objectives) (the “Unvested Cash Consideration”), and (ii) one CVR for each Orchard Ordinary Share underlying such Unvested Award (in the case of Orchard PSUs, determined based on maximum level of achievement for all performance objectives) (the “Unvested CVR Consideration”), less any required deductions and withholdings for income tax and National Insurance contributions or social security contributions. The Unvested Cash Consideration and the Unvested CVR Consideration shall vest and be paid pursuant to the original vesting terms, subject to the holder’s continued service with KKC and its subsidiaries through each applicable vesting date; provided, however, that any portion of the Transition Award that, per the terms of the original Unvested Award, remains outstanding and unvested as of December 31, 2024, shall vest on December 31, 2024 (subject to the holder’s continued service with KKC and its subsidiaries through such date).

The following table sets forth the number of Unvested In-the-Money Options and Orchard PSUs held by each of Orchard’s non-employee directors and executive officers as of October 27, 2023, the latest practicable date to determine such amounts before the filing of this proxy statement, and the cash amounts payable (on a pre-tax basis) in respect thereof. None of Orchard’s executive officers and non-employee directors hold any Orchard RSUs as of October 27, 2023.

The amounts reflected in the table below include the value of Unvested In-the-Money Options and Unvested PSUs prior to October 27, 2023 but exclude any Orchard award that is expected to vest or be paid in accordance with their terms prior to January 31, 2024 (the assumed date of the completion of the Transactions solely for purposes of this transaction-related compensation disclosure). Each Unvested In-the-Money Option and Unvested PSU is valued based on the difference between the per ADS exercise price, if any, and the value of the transaction deliverables, valued at approximately $17.00 per Orchard ADS (or $1.70 per Orchard ordinary share) in cash. However, as discussed above, each Unvested In-the-Money Option and Unvested PSU will be canceled for no consideration. Holders will instead receive Transitional Awards under the Transitional Cash Plan, with the amounts of such awards calculated based on the number of Orchard ordinary shares underlying such Unvested Award and the Cash Consideration.

Name	Unvested In-the-Money Share Options		Total
	(# Orchard ADSs)	($)	($)
Directors
Steven Altschuler, M.D.	10,500	126,526	126,526
Joanne Beck, Ph.D.	10,500	126,526	126,526
John Curnutte, M.D., Ph.D.	10,500	126,526	126,526
Marc Dunoyer	10,500	126,526	126,526
Jim Geraghty	10,500	126,526	126,526
Charles Rowland, Jr.	10,500	126,526	126,526
Alicia Secor	10,500	126,526	126,526

Name	Unvested In-the-Money Share Options		Unvested PSUs		Total
	(# Orchard ADSs)	($)	(# Orchard ADSs)	($)	($)
Executive Officers
Bobby Gaspar, M.D., Ph.D.	180,721	2,111,673	19,500	331,500	2,443,173
Frank Thomas	107,695	1,254,142	—	—	1,254,142

Severance Entitlements

Orchard previously entered into an employment agreement with each of Dr. Gaspar and Mr. Thomas (the “Executive Agreements”). The Executive Agreements provide that in the event of a termination of the executive officer’s employment without cause or for good reason, which occurs within a 12-month period following a Change of Control (a “Qualifying Termination”).

Upon a Qualifying Termination, Dr. Gaspar would be entitled to:

•

a lump sum payment equal to 18 months of his base salary; provided, that, in the case of a termination without cause, Dr. Gaspar shall be entitled to receive 12 months of his base salary if a 6 months’ written notice of his termination (or payment in lieu of such notice) is given;

•	1.5 times the amount of Dr. Gaspar’s target annual incentive compensation for the financial year in which Dr. Gaspar’s employment terminates;

•	continued health, long-term disability and other insurance programs for a period of 18 months;

•	accelerated vesting of all unvested equity awards; and

•	up to £15,000 in outplacement benefits.

Upon a Qualifying Termination, Mr. Thomas would be entitled to:

•	a lump sum payment equal to the sum of (a) 12 months of his annual base salary and (b) one times his target annual cash compensation;

•	continued health insurance coverage for up to 12 months;

•	accelerated vesting of all unvested equity awards; and

•	up to $20,000 in outplacement benefits.

All severance payments and benefits under the Executive Agreements are subject to the execution of a separation and release agreement by the executive containing, among other provisions, a general release of claims in favor of Orchard.

In the event that any payments made to Mr. Thomas in connection with a change in control or termination would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, the payments to Mr. Thomas would be reduced such that Mr. Thomas received the maximum amount payable without the imposition of an excise tax under Section 4999, but only if such reduction provided a higher benefit on an after-tax basis to Mr. Thomas. The Employment Agreement does not provide for any tax gross-up payments.

The Transaction will constitute a Change of Control of Orchard for purposes of the employment agreements. The estimated aggregate value of the cash severance payments Orchard’s executive officers would receive in the event of a qualifying termination upon the completion of the Transaction is $8,341,672. The foregoing estimate is based on compensation and benefit levels in effect as of October 27, 2023.

Transaction Bonuses

On October 4, 2023, in connection with approving the Transaction Agreement, the Orchard Board, effective upon the execution of the Transaction Agreement, approved the grant of cash bonuses to Bobby Gaspar, in the amount of $350,000 and Frank Thomas in the amount of $275,000 (the “Transaction Bonuses”). The Transaction Bonuses are contingent and payable only upon the closing of the Transaction, and were adopted by the Orchard Board to, among other reasons, recognize significant contributions with respect to the consummation of the Transaction.

Transaction Fees

On October 4, 2023, in connection with approving the Transaction Agreement, the Orchard Board, effective upon the execution of the Transaction Agreement, approved the grant of cash transaction fees of $150,000 for Jim Geraghty and $100,000 to each other non-employee director (the “Transaction Fees”). The Transaction Fees are contingent and payable only upon the closing of the Transaction, and were adopted by the Orchard Board to, among other reasons, recognize significant contributions with respect to the consummation of the Transaction.

New Management Arrangements

KKC will establish a Cash Incentive Plan for the benefit of Continuing Employees, including Orchard’s executive officers. Incentive awards will be allocated to recipients, including to Dr. Gaspar in an amount of $1,217,200 and Mr. Thomas in an amount of $622,200 (the “Incentive Awards”). The Incentive Awards will vest and become payable as to 50% on the first anniversary of the Closing and 50% on the second anniversary of the Closing, in each case, subject to recipient remaining continuously employed with KKC through each applicable vesting date. Notwithstanding the foregoing, in the event a recipient’s employment is terminated by KKC without cause or by the recipient for good reason, the recipient will be entitled to the payment of his or her Incentive Award within ten business days following such termination of employment.

Continuing Employee Benefits

The Transaction Agreement provides that from the Effective Time through the date that is twelve (12) months thereafter (such period being the “benefits continuation period”), KKC will cause Orchard to provide, to each individual who continues to be employed by KKC or Orchard (the “Continuing Employees”), (i) base salary or wages or target annual bonus opportunity that is not less than the base salary or wages provided to such Continuing Employee immediately prior to the Effective Time and (ii) employee benefits (excluding any equity or equity-based incentive compensation, defined benefit pension, post-employment or retiree health and welfare benefits (collectively, the “Excluded Benefits”)) that are no less favorable in the aggregate to the employee benefits (other than the Excluded Benefits) provided to the Continuing Employees immediately prior to the Effective Time.

For all purposes (including purposes of vesting, eligibility to participate and level of benefits) under the employee benefit plans of KKC or its subsidiaries providing benefits to any Continuing Employees after the

Effective Time (the “New Plans”), each Continuing Employee will, subject to applicable law and applicable tax qualification requirements, be credited with his or her years of service with Orchard and their respective predecessors before the Effective Time, unless such application would result in a duplication of benefits. In addition, (i) each Continuing Employee will be immediately eligible to participate, without any waiting time, in any and all New Plans to the extent coverage under such plan is of the same type as an employee plan in which such Continuing Employee participated immediately before the Effective Time, and (ii) KKC shall use commercially reasonable efforts to cause all pre-existing condition exclusions and actively-at-work requirements of such New Plan to be waived for such Continuing Employee and his or her covered dependents, and to cause any eligible expense incurred by Continuing Employees prior to the Effective Time to be taken into account under such New Plan for purposes of satisfying all deductible, co-insurance and maximum out-of-pocket requirements.

Quantification of Payments and Benefits

In accordance with Item 402(t) of Regulation S-K, the table below sets forth for each of Orchard’s named executive officers estimates of the amounts of compensation that are based on or otherwise relate to the Transaction and that will or may be paid or become payable to the named executive officer either immediately at the effective time (i.e., on a “single-trigger” basis) or in the event of a qualifying termination of employment following the Transaction (i.e., on a “double-trigger” basis). Orchard shareholders are being asked to approve, on a non-binding, advisory basis, such compensation for these named executive officers. Because the vote to approve such compensation is advisory only, it will not be binding on either Orchard, the Orchard Board or KKC. Accordingly, if the Scheme of Arrangement and related proposals are approved by Orchard shareholders and the Transaction is completed, the compensation will be payable regardless of the outcome of the vote to approve such compensation, subject only to the conditions applicable thereto, which are described in the footnotes to the tables below and above under “—Interests of Orchard’s Non-Employee Directors and Executive Officers in the Transaction”.

The potential payments in the tables below are quantified in accordance with Item 402(t) of Regulation S-K. The estimated values are based on (i) an assumption that the Transaction is completed on October 27, 2023, (ii) the per share transaction deliverables of $17.00, (iii) the named executive officers’ salary and total eligible bonus levels as in effect as of October 27, 2023, (iv) the number of unvested Orchard awards held by the named executive officers as of October 27, 2023, the latest practicable date to determine such amounts before the filing of this proxy statement, and excluding any additional grants that may occur following such date and any Orchard awards that are expected to vest or be paid in accordance with their terms prior to January 31, 2024, and (v) an assumption that each named executive officer experiences a “qualifying termination” for purposes of receiving benefits under the applicable Executive Agreement, immediately following the completion of the Transaction (except in the case of the 2023 annual bonus, for which a termination date of December 31, 2023 is assumed). In addition, the amounts indicated below are estimates based on multiple assumptions that may or may not actually occur, including assumptions described in this proxy statement, and do not reflect certain compensation actions that may occur before completion of the Transaction. As a result, the actual amounts, if any, to be received by a named executive officer may materially differ from the amounts set forth below.

Potential Payments to Named Executive Officers

Name	Cash ($)(1)	Perquisites / Benefits ($)(2)	Total ($)
Dr. Bobby Gaspar	5,352,021	23,908	5,375,929
Frank Thomas	2,943,342	22,401	2,965,743

(1)

The estimated amounts shown in this column include the sum of (i) the value of cash severance payments (assuming annual base salary and target bonus amounts in effect as of October 27, 2023) that would be provided to the named executive officer upon a termination of employment by Orchard without “cause” or by the named executive officer for “good reason”, conditioned upon the executive officer executing a release, (ii) the full value of the Transaction Bonuses and Incentive Bonuses payable to the named executive officers, and (iii) the full value of the Transitional Cash Awards, as further detailed below:

Name	Cash Severance ($)(A)	Transaction/ Incentive Bonuses ($)(B)	Transitional Cash Awards ($)(C)	Total ($)
Dr. Bobby Gaspar	1,341,648	1,567,200	2,443,173	5,352,021
Frank Thomas	792,000	897,200	1,254,142	2,943,342

(A)

As described in the section entitled “—Interests of Orchard’s Non-Employee Directors and Executive Officers in the Transaction—Severance Entitlements” on page 79: Dr. Gaspar would be entitled to the following: (i) in the case of a termination for good reason, a lump sum payment equal to 18 months of his base salary; provided that, in the case of a termination without cause, Dr. Gaspar would be entitled to receive 12 months’ written notice (or payment in lieu of such notice, plus an amount equal to six months of his base salary, and (ii) 1.5 times his target annual incentive compensation for the year of termination. For purposes herein, we have assumed Dr. Gaspar would receive a lump sum payment equal to 18 months of his base salary. Mr. Thomas would be entitled to a lump sum payment equal to the sum of 12 months of his annual base salary and one times his target annual cash compensation. Such amounts are “double-trigger” payments as they will be paid to the named executive officer only if the named executive officer experiences a qualifying termination of employment following the effective time.

(B)

The amounts shown include the full value of the Transaction Bonuses payable to the named executive officers, in an amount equal to $350,000 for Dr. Gaspar and $275,000 for Mr. Thomas. In addition, the amounts shown also include the Incentive Awards to be granted by KKC to the named executive officers following the Effective Date, in an amount equal to $1,217,200 for Dr. Gaspar and $622,200 for Mr. Thomas. Such amounts are “single trigger” payments as they do not require a termination of employment to become payable (although as noted above, a qualifying termination may accelerate the payment of the Incentive Awards).

(C)

The estimated amounts shown in this column represents the aggregate value of the named executive officers’ Unvested Awards, which include both Orchard Share Options held by both executive officers and Orchard PSUs held by Dr. Gaspar. As described above, each executive officer will be entitled to receive a Transitional Cash Award equal in value to the Unvested Awards, which will vest on their original terms through December 31, 2024, with any remaining unvested amounts vesting as of December 31, 2024. In the event such executive’s employment is terminated without cause or he resigns for good reason, he will be entitled to the accelerated payment of the unvested portion of his Transitional Cash Award. Such amount are “single trigger” payments as they do not require termination of employment to become payable (although as noted above, a qualifying termination may accelerate the payment of such Transitional Cash Awards).

Name	Share Options	PSUs	Total ($)
Dr. Bobby Gaspar	180,721	19,500	2,443,173
Frank Thomas	107,695	—	1,254,142

(2)

The estimated amounts shown in this column represent (i) the Orchard-paid portion of the continued medical for 18 months for Dr. Gaspar and 12 months for Mr. Thomas following termination and (ii) outplacement benefits of £15,000 for Dr. Gaspar and $20,000 for Mr. Thomas. Such amounts are “double-trigger” benefits as they will be paid to the named executive officer only if the named executive officer experiences a qualifying termination of employment following the effective time.

Orchard ADSs

Orchard ADS holders should refer to the section entitled “Scheme Proposal and the Court Meeting and the General Meeting-Explanatory Statement—9. Orchard ADS Holders” beginning on page 30 of this proxy statement.

Regulatory and Court Approvals Required for the Transaction

Completion of the Transaction is conditional on, among other things, (i) required antitrust clearances and (ii) the sanction of the Scheme of Arrangement by the Court.

Regulatory Approval

The completion of the Transaction is also conditioned upon the clearance or approval by the relevant authorities in certain jurisdictions under foreign investment laws in Germany, Italy, France, and possibly Sweden and the Netherlands. The Transaction cannot be completed until Orchard and KKC obtain clearance or approval to consummate the Transaction. There can be no assurances that all of the required regulatory approvals will be obtained and, if obtained, there can be no assurances as to the timing of any approvals, Orchard’s or KKC’s ability to obtain the approvals on satisfactory terms or the absence of any litigation challenging such approvals.

The Transaction Agreement includes covenants obligating each of the parties to use their reasonable best efforts to take, or cause to be taken (including by their respective subsidiaries), all actions and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable under applicable law to consummate the transactions contemplated by the Transaction Agreement. For more information regarding these covenants, see the section of this proxy statement titled “Transaction Agreement – Efforts to Complete the Transaction.”

Court Approval

The Scheme of Arrangement requires the approval of the Court, which involves an application by Orchard to the Court to sanction the Scheme of Arrangement.

For a description of the commitments made by Orchard and KKC to obtain the necessary regulatory and Court approvals for the Transaction, see the section entitled “The Transaction Agreement—Efforts to Complete the Transaction” beginning on page 94 of this proxy statement. There can be no assurance that the requisite approvals will be obtained on a timely basis or at all.

Accounting Treatment

The Transaction is anticipated to be accounted for as an acquisition of a business, pending final assessment upon closing of the Transaction. KKC anticipates it will record assets acquired and liabilities assumed from Orchard primarily at their respective fair values at the date of completion of the Transaction. Any excess of the transaction deliverables is anticipated to be recorded to goodwill. The financial condition and results of operations of KKC after completion of the Transaction will reflect Orchard balances and results after completion of the Transaction but will not be restated retroactively to reflect the historical financial condition or results of operations at Orchard.

Delisting and Deregistration of Orchard ADSs

Following the consummation of the Transaction, Orchard ADSs will be delisted from Nasdaq and deregistered under the Exchange Act, and Orchard will no longer be required to file periodic reports with the SEC.

No Appraisal or Dissenters’ Rights

No appraisal or dissenters’ rights are available to holders of Orchard ordinary shares and Orchard ADSs under the laws of England and Wales in connection with the Transaction.

THE TRANSACTION AGREEMENT

Explanatory Note Regarding the Transaction Agreement

The following is a summary of certain material terms of the Transaction Agreement and is qualified in its entirety by reference to the complete text of the Transaction Agreement, which is included as Annex A to this proxy statement and is incorporated herein by reference in its entirety. This summary is not intended to provide you with any other factual information about Orchard or KKC. You are urged to read the Transaction Agreement carefully and in its entirety as well as this proxy statement before making any decisions regarding the Transaction.

The Transaction Agreement contains representations and warranties by each of the parties to the Transaction Agreement. These representations and warranties have been made solely for the benefit of the parties to the Transaction Agreement; have been made only for purposes of the Transaction Agreement; have been qualified by certain documents filed with, or furnished to, the SEC by Orchard or by KKC; have been qualified by confidential disclosures made to Orchard or KKC, as applicable, in connection with the Transaction Agreement; are subject to materiality qualifications contained in the Transaction Agreement that may differ from what may be viewed as material by investors; were made only as of October 5, 2023 or such other date as is specified in the Transaction Agreement; and have been included in the Transaction Agreement for the purpose of allocating risk between Orchard, on the one hand, and KKC, on the other hand, rather than establishing matters as facts.

You should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of Orchard or KKC or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after October 5, 2023, which subsequent information may or may not be fully reflected in Orchard’s or KKC’s public disclosures. Accordingly, the representations and warranties and other provisions of the Transaction Agreement should not be read alone, but instead should be read together with the information provided elsewhere in this proxy statement and in the documents incorporated by reference into this proxy statement. See “Where You Can Find More Information” beginning on page 133 of this proxy statement.

Structure of the Transaction

The Transaction Agreement provides that, subject to the satisfaction or waiver of the conditions to the completion of the Transaction, KKC (and/or, at KKC’s election, KKC and/or the Nominee) will acquire the entire issued and to be issued share capital of Orchard pursuant to a scheme of arrangement under Part 26 of the Companies Act (the “Scheme of Arrangement”). Upon completion of the Transaction, Orchard will be an indirect, wholly owned subsidiary of KKC.

Closing and Effective Time

Unless Orchard and KKC agree otherwise, the closing of the Transaction (the “closing”) will take place as promptly as practicable (and in any event within two business days) following the satisfaction or (to the extent permitted by applicable law) waiver of the conditions to the completion of the Transaction (other than those conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or waiver of such conditions). The date on which the closing actually occurs is referred to as the “closing date”.

The Scheme of Arrangement will become effective upon delivery by Orchard of the Court Order to the Registrar of Companies in England and Wales.

Scheme Deliverables to Orchard Shareholders

At the effective time, the holders of Orchard ordinary shares (including the Orchard ordinary shares held by the Depositary that underlie the outstanding Orchard ADSs) as of a record time of 6:00 p.m. (London time) on the business day immediately preceding the effective time will have the right to receive for each Orchard ordinary share held by them at such time (i) an amount equal to $1.60 in cash, without interest, per Orchard ordinary share (the “Cash Consideration”), plus (ii) one contractual contingent value right (each, a “CVR”) per Orchard ordinary share, which each represents the right to receive a contingent payment of $0.10 in cash, without interest, if a certain milestone is achieved, pursuant to the Contingent Value Rights Agreement (the “CVR Agreement”) to be entered into between KKC and a rights agent mutually agreeable to Orchard and KKC (the “Rights Agent”) in connection with the completion of the transaction (together with the Cash Consideration, the “scheme deliverables”). Because each Orchard ADS represents a beneficial interest in 10 Orchard ordinary shares, holders of Orchard ADSs will be entitled to receive (i) the per ADS Cash Consideration and (ii) 10 CVRs (the “per ADS share deliverable” and, together with the per ADS Cash Consideration, the “ADS deliverables”).

The Cash Consideration and per ADS Cash Consideration is denominated in US dollars.

Following the effective time, each holder of Orchard ordinary shares will cease to have any rights with respect to such Orchard ordinary shares, except for the right in accordance with the Scheme of Arrangement to receive the scheme deliverables in consideration therefor.

If, between October 5, 2023 and the effective time, the outstanding Orchard ordinary shares or KKC ordinary shares are changed into, or exchanged for, a different number or class of shares or securities by reason of any stock dividend, bonus issue, scrip dividend, subdivision, reorganization, merger, consolidation, reclassification, redesignation, recapitalization, share split, reverse share split, combination or exchange of shares, or a stock or scrip dividend will be declared with a record date within such period, or any similar event occurs (or if the number of Orchard ordinary shares represented by each Orchard ADS is changed pursuant to the Deposit Agreement), then the Cash Consideration and/or exchange ratio (and/or the per ADS Cash Consideration and/or the per ADS share deliverable), as applicable, will be appropriately adjusted to provide to KKC and the holders of Orchard ordinary shares the same economic effect as contemplated by the Transaction Agreement prior to such event.

Treatment of Equity and Equity-Based Awards

At the effective time:

•

Each vested Orchard Share Option that has a per share exercise price that is less than the Cash Consideration (each, an “In-the-Money Vested Orchard Share Option”) that is outstanding and unexercised immediately prior to the Effective Time shall, by virtue of the Transaction, automatically and without any action on the part of the Parties or the holder thereof, be canceled and converted into the right to receive, for each Orchard Ordinary Share underlying such In-the-Money Vested Orchard Share Option, without interest and subject to deduction and withholding for employee income tax and employee National Insurance contributions or social security contributions, (i) an amount in cash equal to the excess of the Cash Consideration over the per share exercise price of such In-the-Money Vested Orchard Share Option and (ii) one CVR. KKC shall cause Orchard (or another applicable Subsidiary of KKC) to pay such cash amount through the payroll systems of Orchard (or another applicable Subsidiary of KKC) and deliver such CVR as soon as practicable on or following the Effective Time (but in no event later than the first ordinary payroll of Orchard (or another applicable Subsidiary of KKC) following the Effective Time).

•

Each unvested Orchard Share Option that has a per share exercise price that is less than the Cash Consideration (each, an “In-the-Money Unvested Orchard Share Option”) that is outstanding immediately prior to the Effective Time, shall, by virtue of the Transaction, automatically and without any action on the part of the Parties or holder thereof, be canceled without payment of any consideration being made in respect thereof.

•

Each Orchard Share Option, whether vested or unvested, with an exercise price per share equal to or greater than the Cash Consideration shall, by virtue of the Transaction, automatically and without any action on the part of the Parties or the holder thereof, be canceled at the Effective Time without payment of any consideration being made in respect thereof.

•

Each vested Orchard RSU that is outstanding immediately prior to the Effective Time shall, by virtue of the Transaction, automatically and without any action on the part of the Parties or the holder thereof, be canceled and converted into the right to receive, for each Orchard Ordinary Share underlying such Orchard RSU, without interest and subject to deduction and withholding for employee income tax and employee National Insurance contributions or social security contributions, (i) an amount in cash equal to the Cash Consideration and (ii) one CVR. KKC shall cause Orchard (or another applicable Subsidiary of KKC) to pay such cash amount through the payroll systems of Orchard (or another applicable Subsidiary of KKC) and deliver such CVR as soon as practicable on or following the Effective Time (but in no event later than the first ordinary payroll of Orchard (or another applicable Subsidiary of KKC) following the Effective Time). Each unvested Orchard RSU that is outstanding immediately prior to the Effective Time (each, an “Unvested Orchard RSU”), shall, by virtue of the Transaction, automatically and without any action on the part of the Parties or holder thereof, be canceled without payment of any consideration being made in respect thereof.

•

Each vested Orchard PSU that is outstanding immediately prior to the Effective Time, shall, by virtue of the Transaction, automatically and without any action on the part of the Parties or the holder thereof, be canceled and converted into the right to receive, for each Orchard Ordinary Share underlying such Orchard PSU, determined based on maximum level of achievement for all performance objectives, without interest and subject to deduction and withholding for employee income tax and employee National Insurance contributions or social security contributions, (i) an amount in cash equal to the Cash Consideration and (ii) one CVR. KKC shall cause Orchard (or another applicable Subsidiary of KKC) to pay such cash amount through the payroll systems of Orchard (or another applicable Subsidiary of KKC) and deliver such CVR as soon as practicable on or following the Effective Time (but in no event later than the first ordinary payroll of Orchard (or another applicable Subsidiary of KKC) following the Effective Time). Each unvested Orchard PSU that is outstanding immediately prior to the Effective Time (each, an “Unvested Orchard PSU”), shall, by virtue of the Transaction, automatically and without any action on the part of the Parties or holder thereof, be canceled without payment of any consideration being made in respect thereof.

•

KKC also agrees to implement a new transitional cash plan (“Transitional Cash Plan”) and grant (or procure the grant) of cash awards (each, a “Transition Award”) under such Transitional Cash Plan to all holders of In-the-Money Unvested Orchard Share Options, Unvested Orchard RSUs and/or Unvested Orchard PSUs immediately prior to the Effective Time that are cancelled by virtue of the Transaction for no consideration.

Representations and Warranties

The Transaction Agreement contains representations and warranties by each of the parties to the Transaction Agreement. These representations and warranties have been made solely for the benefit of the other parties to the Transaction Agreement; have been made only for purposes of the Transaction Agreement; have been qualified by certain documents filed with, or furnished to, the SEC by Orchard; have been qualified by confidential disclosures made to Orchard or KKC, as applicable, in connection with the Transaction Agreement; are subject to materiality qualifications contained in the Transaction Agreement that may differ from what may be viewed as material by investors; were made only as of October 5, 2023 or such other date as is specified in the Transaction Agreement; and have been included in the Transaction Agreement for the purpose of allocating risk between Orchard, on the one hand, and KKC, on the other hand, rather than establishing matters as facts.

The Transaction Agreement contains substantially reciprocal representations and warranties of Orchard, on one hand, and KKC, on the other hand, regarding, among other things:

•	corporate existence and power;

•	authority relative to the execution, delivery and performance of the Transaction Agreement, and the enforceability of the Transaction Agreement;

•

absence of conflicts with, or violations of, organizational documents and other agreements or obligations in connection with the execution, delivery and performance of the Transaction Agreement and the consummation of the Transaction and required governmental filings and consents;

•	the absence of certain material litigation, claims and actions;

•	compliance with applicable laws since January 1, 2017; and

•	broker’s, finder’s, financial advisor’s or similar fees payable in connection with the Transaction.

In addition, Orchard has further made representations and warranties regarding, among other things:

•	capital structure;

•	corporate existence and power of its subsidiaries;

•	SEC filings and financial statements contained in those filings;

•	absence of undisclosed liabilities and off-balance-sheet arrangements;

•	conduct of business in the ordinary course of business from December 31, 2022 through October 5, 2023;

•

absence of certain changes and events that would have had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (as defined below) from December 31, 2022;

•	compliance with applicable permits since November 1, 2018;

•

certain regulatory matters relating to the products, product candidates and businesses of Orchard and its subsidiaries, including compliance with the U.S. Food, Drug and Cosmetic Act of 1938, as amended, other U.S. and foreign healthcare laws applicable to Orchard and its subsidiaries and the Controlled Substances Act and other U.S. and foreign controlled substance laws applicable to Orchard and its subsidiaries;

•	material contracts;

•	tax matters;

•	employee compensation and benefits matters;

•	labor matters;

•	intellectual property, data privacy and information security matters;

•	owned and leased real property;

•	environmental matters;

•	compliance with anti-bribery, anti-corruption and anti-money laundering laws;

•	insurance policies;

•	absence of certain affiliate transactions;

•	the inapplicability of anti-takeover laws and regulations to the Transaction; and

•	opinion from Orchard’s financial advisor.

In addition, KKC has further made representations and warranties regarding, among other things, the accuracy of information supplied or to be supplied for use in this proxy statement.

A “Material Adverse Effect” with respect to Orchard and its subsidiaries is defined in the Transaction Agreement to mean any event, change, effect, circumstance, fact, development or occurrence that has a material adverse effect on (i) the business, operations or financial condition of Orchard and its subsidiaries, taken as a whole or (ii) the ability of Orchard to consummate the Transaction prior to the End Date or otherwise comply with the terms of the Transaction Agreement, excluding any such event, change, effect, circumstance, fact, development or occurrence to the extent resulting from, arising out of or relating to any of the following:

(i)	any changes in general U.S. or global economic conditions or other general business, financial or market conditions,

(ii)	any changes in conditions generally affecting the industry in which Orchard or any of its subsidiaries operate,

(iii)	fluctuations in the value of any currency, interest rates or foreign exchange rates,

(iv)

any decline, in and of itself, in the market price or trading volume of Orchard ADSs (except that any events, changes, effects, circumstances, facts, developments or occurrences giving rise to or contributing to such decline that are not otherwise excluded from the definition may be taken into account),

(v)	regulatory, legislative or political conditions or conditions in securities, credit, financial, debt or other capital markets, in each case in the U.S. or any foreign country,

(vi)

any failure, in and of itself, by Orchard or any of its subsidiaries to meet any internal or published projections, forecasts, estimates or predictions, revenues, earnings or other financial or operating metrics for any period (except that any events, changes, effects, circumstances, facts, developments or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition may be taken into account),

(vii)

the execution and delivery of the Transaction Agreement, the public announcement or the pendency of the Transaction Agreement or the pendency or completion of the transactions contemplated by the Transaction Agreement, the taking of any action required by the Transaction Agreement (other than, to the extent not excluded by another clause of the definition, Orchard’s compliance with its covenants regarding the conduct of business by Orchard prior to the effective time, except to the extent that KKC has unreasonably withheld consent sought by Orchard under such covenant), or the identity of, or any facts or circumstances relating to, KKC or any of its subsidiaries, including the impact of any of the foregoing on the relationships, contractual or otherwise, of Orchard or any of its subsidiaries with governmental authorities, customers, suppliers, partners, officers, employees or other material business relations (except that such factors may be taken into account with respect to any representation or warranty that addresses the consequences of the execution, delivery or performance of the Transaction Agreement or the completion of the Transaction),

(viii)

any adoption, implementation, promulgation, repeal, modification, amendment, authoritative interpretation, change or proposal of any applicable law of or by any governmental authority or any recommendations, statements or other pronouncements made, published or proposed by professional medical organizations,

(ix)	any changes in generally accepted accounting principles in the U.S. (or authoritative interpretations thereof),

(x)	geopolitical conditions, the outbreak or escalation of hostilities, civil or political unrest, any acts of war, sabotage, cyberattack or terrorism, or any escalation or worsening of the foregoing,

(xi)

any epidemic, pandemic (including COVID-19), any hurricane, earthquake, flood, calamity or other natural disasters, acts of God or any change resulting from weather conditions (or any worsening of any of the foregoing),

(xii)

any claims, actions, suits or proceedings arising from allegations of a breach of fiduciary duty or violation of securities laws, in each case relating to the Transaction Agreement or the Transaction, or

(xiii)

with respect to any Orchard product, (A) any rejection or refusal of, any request to refile or any delay in obtaining or submitting any regulatory application or filing, (B) the decision by any Governmental Authority to seek scientific or other advice from external advisors, experts or other parties prior to making a regulatory decision, including a decision to take, delay or withhold an action, and the result of any such consultation, including but not limited to the decision to convene an advisory committee meeting or hearing and the result of any such meeting or hearing, (C) any nonclinical, pre-clinical or clinical studies, tests or results or announcements thereof, including any delays in commencing or completing such studies or tests, (D) any decision, delay or action by any Governmental Authority (or other payor) with respect to pricing and/or reimbursement, (E) any delay, hold or termination of any clinical trial or any delay, hold or termination of any planned application for marketing approval or (F) any increased incidence or severity of any previously identified side effects, adverse effects, adverse events or safety observations or reports of new side effects, adverse effects, adverse events or safety observations, in each of (A) – (F), solely to the extent not resulting from or arising out of any wrongdoing, fraud or intentional misconduct or misrepresentation, any violation of any applicable law, or any negligent or reckless actions or omissions of Orchard or its representatives.

However, the matters referred to in clauses (i), (ii), (iii), (v), (viii), (ix), (x) or (xi) may be taken into account (to the extent not excluded by another clause of the definition) to the extent that the impact on Orchard and its subsidiaries, taken as a whole, is materially disproportionately adverse relative to the impact of such matters on companies operating in the industry in which Orchard and its subsidiaries operate, and then solely to the extent of such disproportionality.

Covenants Regarding Conduct of Business by Orchard Pending the Effective Time

Interim operating covenants

Orchard has agreed to certain restrictions on the conduct of its business between October 5, 2023 and the effective time which apply unless KKC consents in writing (which consent may not be unreasonably withheld, conditioned or delayed) or unless the relevant action or inaction is required by applicable law or was otherwise required or expressly contemplated by the Transaction Agreement, as described more specifically in the next two paragraphs.

Orchard agreed to use commercially reasonable efforts to conduct its business in the ordinary course in all material respects and to preserve intact its business organization and business relationships, subject to reasonable advance consultation with KKC if reasonably practicable.

Orchard agreed that it will not, and will cause its subsidiaries not to, subject to certain exceptions, among other things, do the following:

•	adopt or propose any change to its certificate of incorporation, articles of association or other organizational or constitutional documents or the Deposit Agreement;

•

acquire (including by merger, consolidation, takeover offer, scheme of arrangement or acquisition of securities or assets or by any other means) or authorize or announce an intention to so acquire, or enter into any agreements providing for any acquisitions of, any securities of or other equity interest in or assets comprising a business or division, or otherwise engage in any consolidations or business combinations;

•

authorize, declare, set aside, make or pay any dividends or distributions with respect to its shares or other equity securities (including any Orchard ADS) or enter into any agreement or arrangement with respect to voting or registration, or file any registration statement with the SEC with respect to any of its shares or other equity securities (in each case, subject to exceptions);

•

split, combine, consolidate, subdivide, reduce, reclassify or redesignate any of its share capital or other equity securities, or redeem, purchase, cancel or otherwise acquire or offer to acquire any of its share capital or other equity securities, or issue or authorize the issuance of any of its share capital or other equity securities (including any Orchard ADS) in Orchard or any subsidiary of Orchard, in each case, subject to certain exceptions, including (x) the acceptance of Orchard ordinary shares or Orchard ADSs as payment of the exercise price of Share Options or for withholding taxes in respect of Orchard Share Options, (y) certain intercompany transactions and (z) certain actions under the Deposit Agreement;

•	amend any term or alter any rights of any of the outstanding Orchard ordinary shares or other equity securities of Orchard;

•

issue, deliver, grant, sell, pledge, dispose of, charge, mortgage or encumber, or authorize the issuance, delivery, grant, sale, pledge, disposition, charging, mortgaging or encumbrance of, any shares, voting securities or other equity securities (including any Orchard ADS) in Orchard or any subsidiary of Orchard or take any action to cause to be exercisable or vested any otherwise unexercisable or unvested Orchard Share Option under any existing employee plan providing for equity or equity-based compensation, including the 2016 Employee Share Option Plan with Non-Employee Sub Plan and US Sub-Plan, 2018 Share Option and Incentive Plan and 2020 Inducement Equity Plan (“Orchard Stock Plan”) (except as otherwise provided by the terms of any Orchard employee plan or the Transaction Agreement), other than (A) issuances or grants of Orchard ordinary shares, Orchard ADSs or other securities as required pursuant to equity awards or obligations under Orchard employee plans outstanding on October 5, 2023 in accordance with the terms of the applicable Orchard employee plan in effect on October 5, 2023 or granted after October 5, 2023 and not in violation of the Transaction Agreement, (B) sales of Orchard ordinary shares or Orchard ADSs pursuant to the exercise of Share Options, settlement of Orchard RSUs or Orchard PSUs or exercise of options under the Orchard 2018 Employee Share Purchase Plan (“Orchard ESPP”) if necessary to effectuate an optionee direction upon exercise or pursuant to the settlement of Orchard Share Options, Orchard RSUs or Orchard PSUs or exercise of options under the Orchard ESPP in order to satisfy tax withholding obligations, (C) certain intercompany transactions or (D) certain actions under the Deposit Agreement;

•

except as required by any Orchard benefit plan as in existence as of or established after October 5, 2023 not in contravention of the provisions of the Transaction Agreement, (A) materially increase the compensation or benefits payable or to become payable to certain of its directors, executive officers or employees, (B) grant or pay or commit to grant or pay to any of its directors, executive officers or employees any bonuses (except for (i) the payment of a cash bonus in respect of the 2023 financial year, as determined in accordance with the provisions of the Transaction Agreement, in the event the normal bonus payment date occurs prior to the effective time and (ii) the payment of a cash bonus in respect of the financial year in which the effective time occurs, as determined in accordance with the provisions of the Transaction Agreement), incentive compensation, retention awards or increases in severance or termination pay, (C) establish, adopt, enter into, amend in any material respect or terminate any collective bargaining agreement or material Orchard benefit plan, (D) take any action to amend or waive any performance or vesting criteria or accelerate vesting, exercisability or funding under any Orchard benefit plan, (E) terminate the employment of any Executive Directors or above, in each case, of Orchard or any of its subsidiaries (a “senior employee”), other than for cause (as defined in the Orchard Stock Plans), (F) hire or promote any new senior employees other than to replace any departed employee, provided that such hired or promoted employee is provided with compensation terms that are substantially similar to the terms of the departed employee’s employment with Orchard immediately prior to his or her departure, (G) provide any funding for any rabbi trust or similar arrangement, (H) enter into or terminate a contract or relationship with a professional employer organization, or (I) form or otherwise establish any employing entity in any country that does not currently have an employing entity;

•

negotiate, modify, extend, or enter into any labor agreement or recognize or certify any labor union, labor organization, works council, or group of employees as the bargaining representative for any employees of Orchard or its subsidiaries;

•

waive or release any noncompetition, nonsolicitation, nondisclosure, noninterference, nondisparagement, or other restrictive covenant obligation of any current or former employee or independent contractor;

•

liquidate, wind up, dissolve, place into administration or receivership, enter into any voluntary arrangement or other compromise with creditors, restructure, recapitalize or effect any other reorganization, or adopt any plan or resolution, or take any other action providing for any of the foregoing other than the winding up and dissolution of dormant subsidiaries of Orchard;

•

make any loans, advances or capital contributions to, or investments in, any other person, except for (A) certain intercompany transactions, (B) advances for reimbursable employee expenses in the ordinary course of business consistent with past practice, (C) the extension of trade credit in the ordinary course of business consistent with past practice;

•

sell, lease, license, assign, abandon, permit to lapse, transfer, exchange, swap or otherwise dispose of, or subject to any lien (other than permitted liens), any of its material properties, rights or assets (including shares in the capital of Orchard or its subsidiaries), except (A) dispositions of obsolete or worthless equipment in the ordinary course of business consistent with past practice, (B) non-exclusive licenses of Orchard intellectual property or Orchard products or product candidates entered into in the ordinary course of business, (C) certain intercompany transactions and (D) sales of Orchard products in the ordinary course of business;

•

enter into or become bound by, or amend, modify, terminate or waive any contract related to the acquisition or disposition or grant of any license with respect to material intellectual property rights, other than amendments, modifications, terminations or waivers in the ordinary course of business consistent with past practice, or otherwise encumber any material Orchard intellectual property (including by the granting of any covenants, including any covenant not to sue or covenant not to assert), other than (A) non-exclusive licenses of (x) Orchard intellectual property (other than patents on a stand-alone basis) or (y) Orchard products or product candidates, in each case entered into in the ordinary course of business consistent with past practice and (B) distribution rights for Orchard products or product candidates made or entered into in the ordinary course of business;

•

(A) enter into any contract that, if entered into prior to the date hereof, would have been a material contract, or (B) modify, amend, extend or terminate (other than non-renewals or auto-renewals occurring in the ordinary course of business consistent with past practice or termination at the end of the Contract term in accordance with the terms of the contract) any material contract, or (C) waive, release or assign any rights or claims under any material contract;

•

except in accordance with Orchard’s capital budget as disclosed to KKC, make any capital expenditure or expenditures, enter into agreements or arrangements providing for capital expenditure or expenditures or otherwise commit to do so

•

waive, release, assign, compromise or settle any proceeding (for the avoidance of doubt, including with respect to matters in which Orchard or any subsidiary of Orchard is a plaintiff or defendant, or in which any of their officers or directors in their capacities as such are parties), other than the compromise or settlement of any proceeding that is not brought by a Governmental Authority and that: (A) is for an amount not to exceed, for any such compromise or settlement individually, $500,000, or in the aggregate, $1,000,000, (B) does not impose any injunctive relief (or any other non-monetary relief) on Orchard or its Subsidiaries and does not involve the admission of wrongdoing by Orchard, any subsidiary of Orchard or any of their respective officers or directors, (C) does not impose any restrictions on the business or operations of Orchard or Orchard’s subsidiaries and (D) does not relate to the Transaction Agreement or the transactions contemplated thereby;

•

make any change in financial accounting policies, practices, principles or procedures or any of its methods of reporting income, deductions or other items for financial accounting purposes, except as required by GAAP or applicable law;

•

make, change or revoke any tax election, adopt or change any tax accounting period or method of tax accounting, amend any tax return, file a claim for a refund of an amount of taxes, file any tax return that is inconsistent with a previously filed tax return of the same type for a prior taxable period, settle or compromise any liability for taxes or any tax proceeding relating to an amount of taxes, enter into any advance pricing agreement or “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or non-U.S. law), request any ruling from any taxing authority, surrender any right to claim a refund of taxes, assume any liability for an amount of taxes of any other person by contract, change its jurisdiction of tax residence or request or otherwise agree to an extension or waiver of the statute of limitations with respect to an amount of taxes;

•

incur, assume, guarantee, endorse or otherwise become liable for, or modify the terms of, any indebtedness or any derivative financial instruments or arrangements (including swaps, caps, floors, futures, forward contracts and option agreements) or issue or sell any debt securities or calls, options, warrants or other rights to acquire any debt securities (directly, contingently or otherwise), except for the incurrence of any Indebtedness solely among Orchard and its wholly owned subsidiaries or solely among wholly owned subsidiaries of Orchard;

•

redeem, repurchase, defease or prepay any Indebtedness for borrowed money or any derivative financial instruments or arrangements (including swaps, caps, floors, futures, forward contracts and option agreements), except for (A) the repayment of any indebtedness at its scheduled maturity or expiration of the applicable term, (B) the termination and settlement of currency derivatives entered into in the ordinary course of business consistent with past practice and nor for speculative purposes in accordance with their terms and (C) solely among Orchard and its wholly owned subsidiaries or solely among wholly owned subsidiaries of Orchard;

•	enter into any transactions or contracts with any affiliate or other person that would be required to be disclosed by Orchard under Item 404 of Regulation S-K of the SEC;

•	adopt or otherwise implement any shareholder rights plan, “poison-pill” or other comparable agreement with respect to KKC or any of its affiliates;

•

form any subsidiary, enter into any new line of business, abandon or discontinue any existing line of business or authorize or effect any material change to the principal business of Orchard as currently conducted and as currently proposed to be conducted;

•	fail to use commercially reasonable efforts to commercialize the BLA for OLT-200; or

•	agree or authorize, in writing or otherwise, to take any of the foregoing actions.

Efforts to Complete the Transaction

Orchard and KKC have each agreed to use reasonable best efforts to take all actions and to do all things necessary, proper or advisable under applicable law to complete the transaction as promptly as reasonably practicable, including (i) preparing and filing as promptly as practicable with any governmental authority or other third party all documentation to effect all filings as are necessary, proper or advisable to consummate the transaction and the other transactions contemplated hereby, (ii) using reasonable best efforts to obtain, as promptly as practicable, and thereafter maintain, all consents from any governmental authority or other third party that are necessary, proper or advisable to consummate the transaction or other transactions contemplated hereby, and to comply with the terms and conditions of each such consent (including by supplying as promptly as reasonably practicable any additional information or documentary material that may be requested pursuant to any applicable regulatory laws), (iii) cooperating with the other party in its efforts to comply with their obligations under the Transaction Agreement, including in seeking to obtain as promptly as practicable any consents necessary, proper or advisable to consummate the transaction or the other transactions contemplated hereby and (iv) using reasonable best efforts to (A) defend any lawsuit or other legal proceeding, whether judicial or administrative, brought by any governmental authority or third party challenging the Transaction Agreement or seeking to enjoin, restrain, prevent, prohibit or make illegal consummation of the transaction or any of the other transactions contemplated hereby and (B) contest any order that enjoins, restrains, prevents, prohibits or makes illegal consummation of the Transaction or any of the other transactions contemplated hereby. This shall not apply with respect to filings with or the consents of the court to implement the Scheme of Arrangement

Notwithstanding the above, neither KKC nor any of its subsidiaries will be required to, and Orchard will not, and will cause its subsidiaries not to, without the prior written consent of KKC, propose, negotiate, commit to or effect, by consent decree, hold separate order or otherwise, (i) the sale, license, assignment, transfer, divestiture, holding separate or other disposition of any assets, business or portion of business of Orchard, KKC or any subsidiary thereof or (ii) any conduct of business restrictions, including the imposition of any restriction, requirement or limitation on the operation of the business or portion of the business of Orchard, KKC or any subsidiary thereof. However, if requested by KKC, Orchard or its subsidiaries will become subject to, consent to or offer or agree to, or otherwise take any action with respect to, any such items, and that in no event will Orchard or any of its subsidiaries be required to effect any such items that is not conditioned upon the closing occurring.

Efforts to Implement the Scheme of Arrangement

In order to implement the Scheme of Arrangement, Orchard has agreed to, among other matters:

•	cooperate with KKC in the preparation of this proxy statement;

•	cooperate with KKC in the preparation of any documents to be submitted to the Court in connection with the Scheme of Arrangement; and

•	make all necessary applications to the Court in connection with the implementation of the Scheme of Arrangement as promptly as reasonably practicable.

Orchard will also otherwise generally use reasonable best efforts to cooperate fully and in good faith, and cause its subsidiaries representatives cooperate in good faith, with KKC and its representatives in preparing the documentation for the Shareholder Meetings and Court hearings, convening and holding the Shareholder Meetings and obtaining the sanction of the Court, and KKC is subject to a similar reciprocal obligation.

Orchard has agreed to hold the Court Meeting and General Meeting as soon as reasonably practicable after October 5, 2023 (and to use commercially reasonable efforts to hold such meetings no later than 40 calendar days after the mailing of this proxy statement) and, unless the Orchard Board has effected an Orchard adverse recommendation change, to use its reasonable best efforts to obtain Orchard shareholder approval for the Scheme Proposal and the Scheme Implementation Proposal (the “required Orchard shareholder approvals”).

Notwithstanding the foregoing obligations, and except as required by applicable law or the Court, Orchard may, without the consent of KKC, adjourn or postpone the Court Meeting and/or the General Meeting:

•

after consultation with KKC, to the extent necessary to ensure that any required (or, as determined by the Orchard Board acting reasonably and in good faith after consulting with outside counsel, advisable) supplement or amendment to this proxy statement or Scheme Document Annex or information which is material to the Orchard shareholders voting at the Orchard Shareholder Meetings, with such postponement or adjournment to extend for no longer than the period that the Orchard Board determines in good faith (after consulting with outside counsel) is reasonably necessary or (having first consulted with KKC) advisable to give the Orchard shareholders sufficient time to evaluate any such disclosure or information so provided or disseminated (provided, that no such postponement or adjournment under this clause (A) may be to a date that is after the 10th Business Day after the date of such disclosure or dissemination other than to the extent required by applicable law);

•	if, as of the time for which the Scheme Meeting or the Orchard general meeting is scheduled (as set forth in the Scheme Document Annex), there are insufficient Orchard Ordinary Shares or Scheme

Shares (as applicable) represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Scheme Meeting or the Orchard general meeting, but only until a meeting can be held at which there are a sufficient number of Orchard ordinary shares or Scheme Shares (as applicable) represented to constitute a quorum; or

•

to solicit additional proxies for the purpose of obtaining the Orchard Shareholder Approvals, but only until a meeting can be held at which there are sufficient number of votes of the Orchard Shareholders or Scheme Shareholders (as applicable) to obtain the relevant Orchard Shareholder Approvals.

No postponement or adjournment pursuant to the last two bullets above may be for a period of more than 10 business days on any single occasion or, on any occasion, to a date after the earlier of (x) 30 business days after the date on which the Court Meeting or the General Meeting was originally scheduled, as applicable, and (y) 15 business days before the end date.

No Solicitation; Change in Board Recommendation

Orchard has agreed that until the earlier of the effective time and the valid termination of the Transaction Agreement, it will not, and will cause its subsidiaries and its and its subsidiaries’ respective representatives not to, subject to certain exceptions, directly or indirectly:

i.

solicit, initiate, participate in, knowingly facilitate, knowingly assist or knowingly encourage any inquiries regarding, or the making or submission of, any acquisition proposal (as defined below) or any inquiry, indication of interest, proposal, offer or request that would reasonably be expected to lead to an acquisition proposal;

ii.

(A) enter into, continue or participate in any discussions or negotiations in respect of any acquisition proposal or any such inquiry, indication of interest, proposal, offer or request or (B) furnish to any third party any information in connection with any of the foregoing;

iii.

enter into or adopt any letter of intent, heads of terms, memorandum of understanding or similar document, agreement, commitment, or agreement in principle (whether written or oral, binding or nonbinding) with respect to, or which would reasonably be expected to lead to, an acquisition proposal other than an acceptable confidentiality agreement referred to below;

iv.	adopt, recommend or approve or publicly propose to recommend, adopt or approve any Acquisition Proposal;

v.

withdraw, or qualify, amend or modify in a manner adverse to KKC (or publicly propose to do any of the foregoing), the recommendation of the Orchard Board in favor of the approval of the Scheme Proposal at the Court Meeting and the Scheme Implementation Proposal at the General Meeting (the “Orchard Board recommendation”), or resolve or agree to take any such action;

vi.	fail to include Orchard Board recommendation in the proxy statement and the Scheme Document Annex;

vii.

take any action to make any “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions” or “business combination statute or regulation” or other similar anti-takeover laws and regulations inapplicable to any acquisition proposal; or

viii.	resolve or agree to do any of the foregoing (any of the foregoing clauses (iv)-(vi) or clause (viii) (to the extent relating to clauses (iv)-(vi)), a “Orchard adverse recommendation change”).

An “acquisition proposal” means any indication of interest, proposal or offer from any person or group, other than KKC or any of its subsidiaries, relating to any:

•

direct or indirect acquisition of assets of Orchard or any of its subsidiaries (including securities of subsidiaries) equal to 20% or more of the consolidated assets of Orchard and its subsidiaries, taken as a whole, or to which 20% or more of the revenues or earnings of Orchard and its subsidiaries, taken as a whole, on a consolidated basis are attributable for the most recent fiscal year for which audited financial statements are then available;

•	direct or indirect acquisition of 20% or more of the outstanding voting or equity securities of Orchard, including Orchard ADSs (whether by voting power or number of shares);

•

takeover offer, tender offer or exchange offer that, if completed, would result in such person or group beneficially owning 20% or more of the outstanding voting or equity securities of Orchard, including Orchard ADSs (whether by voting power or number of shares); or

•

merger, consolidation, share exchange, scheme of arrangement, business combination, joint venture, reorganization, recapitalization, liquidation, dissolution or similar transaction or series of related transactions involving Orchard or any of its subsidiaries pursuant to which persons other than the shareholders of Orchard immediately preceding such transaction would hold 20% or more of the voting or equity securities in Orchard (including Orchard ADSs) or, as applicable, in such surviving, resulting or ultimate parent entity as a result of such transaction (in each case whether by voting power or number of shares).

The foregoing notwithstanding, if at any time prior to the receipt of the required Orchard shareholder approvals, the Orchard Board receives a bona fide written acquisition proposal made after October 5, 2023 that has not resulted from a willful breach of the obligations described in this section (the “non-solicitation covenant”), the Orchard Board may, if it determines in good faith, after consultation with its financial advisor and outside legal counsel, that such acquisition proposal is or would reasonably be expected to lead to a superior proposal (as defined below) and that the failure to take such action would be inconsistent with its fiduciary duties under applicable law:

•	engage in negotiations or discussions with such third party and its representatives and financing sources; and

•

furnish to such third party and its representatives and financing sources information relating to Orchard or any of its subsidiaries pursuant to an acceptable confidentiality agreement, a copy of which will be provided to KKC promptly after its execution, so long as all such non-public information is provided or made available to KKC substantially concurrently with the time it is provided or made available to such third party.

A “superior proposal” means any unsolicited, bona fide, written acquisition proposal made after October 5, 2023, by any person or group (with all references to “20%” in the definition of acquisition proposal being deemed to be references to “50%”) on terms that the Orchard Board determines in good faith, after consultation with its financial advisor and outside legal counsel, and taking into account all the terms and conditions of the acquisition proposal that the Orchard Board considers to be appropriate (including the identity of the person or group making the acquisition proposal and the expected timing and likelihood of consummation, conditions to consummation and availability of necessary financing (including, if a cash transaction (in whole or in part), the availability of such funds and the nature, terms and conditionality of any committed financing)), is more favorable from a financial point of view to Orchard’s shareholders than the Transaction, and is reasonably capable of being completed on the terms proposed.

The Transaction Agreement requires that Orchard will notify KKC as promptly as practicable (but in no event later than 24 hours) after receipt by Orchard or its subsidiaries or to Orchard’s knowledge, its representatives, of any acquisition proposal, any inquiry, indication of interest, proposal or offer that would reasonably be expected to lead to any acquisition proposal or any request for information relating to Orchard or any of its subsidiaries in connection with any of the foregoing, which notice will be provided in writing and will identify the person(s) making, and the material terms and conditions of, any such acquisition proposal, inquiry, indication of interest, proposal offer or request. Orchard will thereafter (i) keep KKC reasonably informed, on a reasonably current basis, of any material developments or changes in the status and details of any such acquisition proposal, inquiry, indication of interest, proposal, offer or request and (ii) as promptly as practicable (but in no event later than 24 hours after receipt) provide to KKC unredacted copies of any written materials relating to the financial terms or other material terms and conditions of such acquisition proposal, inquiry, indication of interest, proposal, offer or request.

At any time prior to the receipt of the required Orchard shareholder approvals, if the Orchard Board receives a bona fide written acquisition proposal made after October 5, 2023 that has not resulted from a willful breach of the non-solicitation covenant and the Orchard Board determines in good faith, after consultation with its financial advisor and outside legal counsel, that such acquisition proposal constitutes a superior proposal and that the failure to take such action in response to such superior proposal would be inconsistent with its fiduciary duties under applicable law, the Orchard Board may, subject to compliance with its obligations under the non-solicitation covenant, (i) make an Orchard adverse recommendation change or (ii) terminate the Transaction Agreement in order to enter into a definitive agreement providing for such superior proposal as described in “—Termination” below, except that (A) Orchard will first notify KKC in writing at least four business days before taking such action that Orchard intends to take such action, which notice will include an unredacted copy of such proposal and a copy of any financing commitments relating thereto (and, to the extent not in writing, the material terms and conditions thereof and the identity of the person(s) making any such acquisition proposal), (B) Orchard and its representatives will negotiate in good faith with KKC and its representatives during such four business day notice period, if KKC wishes to negotiate and make themselves reasonably available to do so, to enable KKC to propose revisions to the terms of the Transaction Agreement, (C) upon the end of such notice period, the Orchard Board will have considered in good faith any revisions to the terms of the Transaction Agreement committed to in a binding written proposal by KKC, and will have determined in good faith, after consultation with its financial advisor and outside legal counsel, that such superior proposal would nevertheless continue to constitute a superior proposal and that the failure to take such action in response to such superior proposal would continue to be inconsistent with its fiduciary duties under applicable law and (D) in the event of any change, from time to time, to any of the financial terms or any other material terms of such superior proposal, Orchard will, in each case, deliver to KKC an additional notice and a new notice period consistent with the foregoing will commence each time, except each such notice period will be two business days (instead of four business days).

Notwithstanding the foregoing restrictions, at any time prior to the receipt of the required Orchard shareholder approvals, the Orchard Board may make an Orchard adverse recommendation change of the type described in the above clauses (v), (vi) or, if related to the foregoing, clause (viii) in response to an intervening event (as defined below) if the Orchard Board determines in good faith, after consultation with its financial advisor and outside legal counsel that the failure to make such Orchard adverse recommendation change would be inconsistent with its fiduciary duties under applicable law.

Prior to making an Orchard adverse recommendation change in response to an intervening event Orchard will:

•

first notify KKC in writing at least four business days before taking such action that Orchard intends to take such action, which notice will include a reasonably detailed description of such intervening event;

•

together with its representatives, negotiate in good faith with KKC and its representatives during such four business day period, if KKC wishes to negotiate and make themselves reasonably available to do so, to enable KKC to propose revisions to the terms of the Transaction Agreement;

•

together with its representatives, provide to KKC and its representatives all applicable information with respect to such intervening event reasonably requested by KKC to permit it to propose revisions to the terms of the Transaction Agreement; and

•

at the end of the notice period, have the Orchard Board consider in good faith any such revisions to the terms of the Transaction Agreement committed to in a binding written proposal by KKC, and will have determined in good faith, after consultation with its financial advisor and outside legal counsel, that the failure to make such Orchard adverse recommendation change in response to such intervening event would continue to be inconsistent with its fiduciary duties under applicable law.

An “intervening event” means any event, change, development or occurrence that is material to Orchard and its subsidiaries (taken as a whole) that (i) was not known or reasonably foreseeable to the Orchard Board as of or prior to October 5, 2023 and (ii) does not relate to or involve (A) any acquisition proposal or any inquiry or communications relating thereto or any matter relating thereto or consequence thereof , (B) any change in the market price or trading volume of the Orchard ADSs or any other securities of Orchard, any change in credit rating of Orchard or the fact that Orchards meets or exceeds (or does not meet or exceed) internal or published budgets, projections, forecasts or predictions of financial performance for any period (except that the facts or occurrences giving rise or contributing to such changes may be taken into account to the extent not otherwise excluded) or (C) any event, change, development or occurrence relating to or concerning KKC or any of its affiliates.

Indemnification

KKC has agreed, to the extent permitted under applicable law, that all rights to exculpation, indemnification and advancement of expenses for acts or omissions occurring at or prior to the effective time, whether asserted or claimed prior to, at or after the effective time existing as of October 5, 2023, in favor of the current or former directors or officers of Orchard and its subsidiaries as provided for in their respective articles of association, organizational documents or in any agreement or deed of indemnity will survive the Transaction and continue in accordance with their terms and KKC further agreed, for a period of six years after the effective time, to cause Orchard and its subsidiaries to maintain in effect, and not amend, repeal or otherwise modify in an adverse manner, any exculpation, indemnification and advancement of expenses provisions of the organizational documents of Orchard and its subsidiaries in effect as at October 5, 2023 or in any indemnification agreements of Orchard or its subsidiaries with any of their respective current or former directors or officers in effect as at October 5, 2023.

KKC has agreed to indemnify each current or former director or officer of Orchard or any of its subsidiaries or each person who has served as a manager, director, officer, member, trustee or fiduciary of another entity if such service was at the request or for the benefit of Orchard or any of its subsidiaries, in each case, to the extent permitted by law, against any judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any actual or threatened proceeding, arising out of, relating to or in connection with any action or omission by them in their capacities as such occurring or alleged to have occurred at or before the effective time.

For a period of six years after the effective time, KKC will cause to be maintained in effect the coverage provided by the policies of directors’ and officers’ liability insurance and fiduciary liability insurance in effect as of October 5, 2023 by Orchard and its subsidiaries, except that KKC will not be required to pay annual premiums in excess of 300% of the last annual premium paid by Orchard prior to October 5, 2023 in respect of these coverages (the “maximum amount”) and if the quoted premium exceeds the maximum amount KKC will be required to purchase as much coverage as reasonably practicable for the maximum amount. Alternatively, if Orchard or KKC elects, then Orchard or KKC, as applicable, may, prior to the effective time, purchase a six-year prepaid “tail policy” providing insurance coverage, benefits and terms no less favorable to the indemnified parties than the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance with respect to acts or omissions occurring or alleged to have occurred prior to the effective time, except that in no event will the cost of such policy exceed the maximum amount and if the quoted premium for the “tail policy” exceeds the maximum amount KKC will be required to purchase as much coverage as reasonably practicable for the maximum amount.

These provisions will survive any merger, consolidation, asset transfer or dissolution of or involving KKC, Orchard or their respective successors or assigns.

Continuing Employee Benefits

The Transaction Agreement provides that from the Effective Time of the Transaction through the date that is twelve (12) months thereafter (such period being the “benefits continuation period”), KKC will cause Orchard to provide, to each individual who continues to be employed by KKC or Orchard (the “Continuing Employees”), (i) base salary or wages or target annual bonus opportunity that is not less than the base salary or wages provided to such Continuing Employee immediately prior to the Effective Time and (ii) employee benefits (excluding any equity or equity-based incentive compensation, defined benefit pension, post-employment or retiree health and welfare benefits (collectively, the “Excluded Benefits”)) that are no less favorable in the aggregate to the employee benefits (other than the Excluded Benefits) provided to the Continuing Employees immediately prior to the Effective Time.

For all purposes (including purposes of vesting, eligibility to participate and level of benefits) under the employee benefit plans of KKC or its subsidiaries providing benefits to any Continuing Employees after the Effective Time (the “New Plans”), each Continuing Employee will, subject to applicable law and applicable tax qualification requirements, be credited with his or her years of service with Orchard and their respective predecessors before the Effective Time, unless such application would result in a duplication of benefits. In addition, (i) each Continuing Employee will be immediately eligible to participate, without any waiting time, in any and all New Plans to the extent coverage under such plan is of the same type as a employee plan in which such Continuing Employee participated immediately before the Effective Time, and (ii) KKC shall use commercially reasonable efforts to cause all pre-existing condition exclusions and actively-at-work requirements of such New Plan to be waived for such Continuing Employee and his or her covered dependents, and to cause any eligible expense incurred by Continuing Employees prior to the Effective Time to be taken into account under such New Plan for purposes of satisfying all deductible, co-insurance and maximum out-of-pocket requirements.

Additional Agreements

The Transaction Agreement contains certain other additional agreements between Orchard and KKC relating to, among other things:

•	access by KKC and its representatives to certain information about Orchard during the period prior to the effective time or the termination of the Transaction Agreement;

•	cooperation between Orchard and KKC in connection with the defense or settlement of any shareholder litigation relating to the Transaction;

•	prior consultation between Orchard and KKC in connection with certain public announcements relating to the Transaction; and

•	the delisting of Orchard ADSs and termination of the registration of the Orchard ADSs under the Exchange Act.

Conditions to Complete the Transaction

The respective obligations of Orchard and KKC to complete the Transaction are subject to the satisfaction (or to the extent permitted by law, waiver) of the following conditions:

i.	the receipt of the required Orchard shareholder approvals;

ii.	the sanction of the Scheme of Arrangement by the Court;

iii.	the absence of any order issued by any court or other governmental authority of competent jurisdiction that remains in effect and enjoins, prevents or prohibits the completion of the Transaction;

iv.	the absence of any applicable law enacted, entered, promulgated or enforced by any governmental authority that remains in effect and prohibits or makes illegal completion of the Transaction; and

v.	the consent of, expiration or termination of all required waiting periods (as applicable) under specified regulatory laws.

The obligation of Orchard to complete the Transaction is subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the following additional conditions:

i.	KKC have performed, in all material respects, all of its obligations required to be performed by KKC at or prior to the closing of the Transaction;

ii.

the representations and warranties of KKC being true and correct to the extent specified in the Transaction Agreement, including that no Material Adverse Effect with respect to KKC has occurred (see the section entitled “The Transaction Agreement—Representations and Warranties” beginning on page 88 of this proxy statement for more information on “Material Adverse Effect”);

iii.	the receipt of a certificate from an executive officer of KKC confirming, on behalf of KKC, the satisfaction of the conditions set forth in the immediately preceding two clauses; and

iv.	the CVR Agreement having been executed by KKC and the Rights Agent and it being in full force and effect.

The obligation of KKC to complete the Transaction is subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the following additional conditions:

i.	Orchard having performed, in all material respects, all of its obligations required to be performed by it at or prior to the closing;

ii.

the representations and warranties of Orchard being true and correct to the extent specified in the Transaction Agreement, including that no Material Adverse Effect with respect to Orchard has occurred; and

iii.	the receipt of a certificate from an executive officer of Orchard confirming the satisfaction of the conditions set forth in the immediately preceding two clauses.

Termination of the Transaction Agreement

The Transaction Agreement may be terminated and the Transaction may be abandoned at any time prior to the effective time (notwithstanding the receipt of the required Orchard shareholder approvals):

•	by mutual written agreement of Orchard and KKC;

•	by either Orchard or KKC if:

•	the Transaction has not been completed on or before 11:59 p.m. Eastern Time on the initial end date of April 30, 2024 (the “End Date”), subject to certain limited extensions;

•

a court or other governmental authority of competent jurisdiction has issued an order that permanently enjoins, prevents or prohibits the consummation of the Transaction and such order has become final and non-appealable, except that this right to terminate the Transaction Agreement will not be available to any party whose breach of any provision of the Transaction Agreement was the proximate cause of such order;

•

the Court Meeting or General Meeting (including, in each case, any postponements or adjournments thereof) has been completed and the required Orchard shareholder approval voted on at the meeting has not been obtained; or

•

the Court declines or refuses to sanction the Scheme of Arrangement, except, that if an appeal has been submitted by either KKC or Orchard in respect of any such decline or refusal, this right to terminate the Transaction Agreement may not be exercised until such appeal has been denied in a final determination; or

•

a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Orchard has occurred that would cause certain conditions to the obligations of KKC to complete the Transaction not to be satisfied, and such breach or failure to perform (a) is incapable of being cured by the End Date or (b) has not been cured by Orchard within the earlier of (i) 30 days following written notice to Orchard from KKC and (ii) the End Date (a “Material Breach Termination”);

•	by KKC if:

•	an Orchard adverse recommendation change has occurred (a “Recommendation Change Termination”);

•

following the commencement of a tender or exchange offer relating to Orchard ordinary shares or Orchard ADSs by a third party, the Orchard Board states that it recommends such takeover, tender or exchange offer or expresses no opinion or is unable to take a position (other than a “stop, look and listen” communication pursuant to Rule 14d-9(f) promulgated under the Exchange Act) with respect to such takeover, tender or exchange offer, or fails to publicly affirm the Orchard Board recommendation and recommend that the holders of Orchard ordinary shares and Orchard ADSs reject such takeover, tender or exchange offer within 10 business days after the commencement of such takeover, tender offer or exchange offer pursuant to Rule 14d-9 promulgated under the Exchange Act (or, if earlier, five business days prior to the Court Meeting or the General Meeting) (a “Takeover Offer Termination”);

•

any acquisition proposal (other than an acquisition proposal in the circumstances described in the prior clause above) has been made public and the Orchard Board fails to (i) publicly affirm the Orchard Board Recommendation and (ii) recommend that the holders of Orchard ordinary shares and Orchard ADSs reject such proposal, in each case within five business days upon receipt of a written request from KKC to do so or, if earlier, prior to the Scheme Meeting or the Orchard general meeting (an “Acquisition Offer Termination”); or

•

a willful breach by Orchard of the provisions of the Transaction Agreement relating to (a) the non-solicitation covenant or (b) the Scheme of Arrangement and the Shareholder Meetings, this proxy statement or the implementation of the Scheme of Arrangement (in the case of clause (b), solely if such willful breach would reasonably be expected to prevent, materially impair or materially delay the consummation of the Transaction) has occurred (a “Willful Breach Termination”);

•	by Orchard:

•

if a breach of any representation or warranty or failure to perform any covenant or agreement on the part of KKC set forth in the Transaction Agreement shall have occurred that would cause certain closing conditions not to be satisfied, and such breach or failure to perform (A) is incapable of being cured by the End Date (as such term is defined in the Transaction Agreement) or (B) has not been cured by KKC within the earlier of (x) 30 days following written notice to KKC from Orchard of such breach or failure to perform and (y) the End Date (a “Material Breach Termination”); or

•

prior to the receipt of the required Orchard shareholder approvals, if (a) the Orchard Board has authorized the termination of the Transaction Agreement in accordance with the terms of the non-solicitation covenant in order to enter into a definitive agreement providing for a superior proposal and (b) substantially concurrently with such termination, Orchard enters into such definitive agreement, so long as, at or prior to, and as a condition to the effectiveness of, such termination, Orchard pays KKC (or its designee) the termination fee of $3.86  million (and bears any related amount in respect of VAT) (a “Superior Proposal Termination”).

Termination Fees and Expenses

Except with respect to the Orchard termination fee of $3.86 million to be paid by Orchard to KKC (or its designee) under certain circumstances (and any related amount in respect of VAT, which is to be borne solely by Orchard) or as otherwise provided in the Transaction Agreement, all costs and expenses incurred in connection with the Transaction will be paid by the party incurring such cost or expense, except that all United Kingdom stamp duty and stamp duty reserve tax and any other similar taxes incurred in connection with the transfer of Orchard ordinary shares acquired under the Scheme of Arrangement pursuant to the Transaction Agreement (“transfer taxes”) will be paid by KKC, and KKC will, at its own expense, file all necessary documentation with respect to all such transfer taxes.

Orchard is required to pay KKC (or its designee) the termination fee of $3.86 million (and to bear any related amount in respect of VAT) if:

•	the Transaction Agreement is terminated by KKC pursuant to:

•	a Recommendation Change Termination;

•	a Takeover Offer Termination;

•	an Acquisition Offer Termination; or

•	a Willful Breach Termination;

•	the Transaction Agreement is terminated by Orchard pursuant to a Superior Proposal Termination; or

•

the Transaction Agreement is terminated by (i) Orchard or KKC because the Transaction has not been consummated by the End Date or (ii) by KKC pursuant to a Material Breach Termination, so long as (a) an acquisition proposal was made to the Orchard Board or Orchard’s management or publicly announced or made publicly known after October 5, 2023 and was not publicly withdrawn without qualification at least four business days prior to such termination and (b) within 12 months of the date on which the Transaction Agreement is so terminated, Orchard enters into a definitive agreement providing for an acquisition proposal or an acquisition proposal is completed (with references to 20% in the definition of acquisition proposal being deemed to be references to 50% for this purpose).

Orchard is required to pay KKC (or its designee) the termination fee of $3 million (and to bear any related amount in respect of VAT) if the Transaction Agreement is terminated by either Orchard or KKC as a result of (i) the Court declining or refusing to sanction the Scheme of Arrangement or (ii) the Court Meeting or General Meeting (including, in each case, any postponements or adjournments thereof) having been completed and the required Orchard shareholder approval voted on at the meeting has not been obtained.

The parties intend that any payment of any termination fee will not be treated (in whole or in part) as consideration for a supply for the purposes of VAT and agree that Orchard will pay the full amount of any termination fee free and clear of any deduction or adjustment pursuant to the relevant provisions in the agreement. To the extent it is determined by a taxing authority that the termination fee constitutes all or part of the consideration for a taxable supply for VAT purposes, if: (i) KKC is liable to account to a tax authority for that VAT, then KKC shall issue a VAT invoice to Orchard and Orchard shall pay an amount in respect of such VAT to KKC in addition to the termination fee, and (ii) if Orchard is liable to account for that VAT to a tax authority under the reverse charge mechanism, Orchard will pay an amount in respect of such VAT to the taxing authority.

Withholding Taxes

KKC, any of KKC’s subsidiaries and any of their respective affiliates, any Nominee, the exchange agent, the Depositary and any other person will be entitled to deduct and withhold from any amount payable pursuant to the Transaction Agreement or the Scheme of Arrangement (including the transaction deliverables) such amounts, if any, as it is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended, the rules and regulations promulgated thereunder, or any other applicable law. To the extent that amounts are so deducted and withheld, such deducted and withheld amounts: (i) will be remitted to the applicable governmental entity, if required by applicable law; and (ii) will be treated for all purposes of the Transaction Agreement, the CVR Agreement and the Scheme of Arrangement as having been paid to the person in respect of which such deduction and withholding was made.

Amendments and Waivers

The Transaction Agreement may be amended or waived if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party or, in the case of a waiver, by each party against whom the waiver is to be effective, except that after the required Orchard shareholder approvals have been obtained, there will be no amendment or waiver that would require the further approval of Orchard shareholders under applicable law without such approval having first been obtained.

Governing Law

The Transaction Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules or principles that would result in the application of the law of any other state or jurisdiction, except that (a) the Scheme of Arrangement and (b) the interpretation of the duties of directors of Orchard will in each case be governed by, and construed in accordance with, the laws of England and Wales.

Specific Enforcement

The parties agreed that irreparable harm would occur from any breach of the Transaction Agreement and, accordingly, the parties will be entitled to an injunction or injunctions to prevent breaches or threatened breaches of the Transaction Agreement and to specifically enforce the terms and provisions of the Transaction Agreement (this being in addition to any other remedy to which they are entitled under the Transaction Agreement or under applicable law), without proof of actual damages, and each party further agreed to waive any requirement for the securing or posting of any bond in connection with such remedy.

THE CONTINGENT VALUE RIGHTS AGREEMENT

The following description sets forth the principal terms of the CVR Agreement, which is attached as Annex B hereto and incorporated by reference in this proxy statement. The rights and obligations of the parties are governed by the express terms and conditions of the CVR Agreement and not by this description, which is a summary by nature. This description does not purport to be complete and is qualified in its entirety by reference to the complete text of the CVR Agreement. You are encouraged to read the CVR Agreement carefully and in its entirety, as well as this proxy statement and the documents incorporated by reference herein, before making any decisions regarding any of the proposals described in this proxy statement. This section is intended to provide you with information regarding the terms of the CVR Agreement. Accordingly, the representations, warranties, covenants and other agreements in the CVR Agreement should not be read alone, and you should read the information provided elsewhere in this proxy statement and in the public filings Orchard makes with the SEC. See “Where You Can Find More Information.” Capitalized terms used in this section that are otherwise undefined have the meanings ascribed to such terms in the CVR Agreement.

At or prior to the Closing, KKC and the Rights Agent will execute the CVR Agreement governing the terms of the CVRs. A CVR represents the right to receive the CVR Payment that may become payable under the CVR Agreement. The CVR Agreement will terminate upon the earliest to occur of (A) the payment of the full amount of the potential CVR Payment required to be paid under the terms of the CVR Agreement, (B) the termination of the Transaction Agreement in accordance with its terms prior to the occurrence of the Effective Time and (C) sixty (60) calendar days following the CVR Deadline Time, which is defined in the CVR Agreement as December 31, 2024, unless the CVR Milestone is achieved.

CVR Payment

The CVR Payment payable under the CVR Agreement depends on the achievement of the CVR Milestone prior to the CVR Deadline Time. The CVR Milestone is defined in the CVR Agreement as granting of regulatory approval by the U.S. Food and Drug Administration (FDA) for the commercial marketing and sale of OTL-200 in the United States of America for the treatment or prevention of metachromatic leukodystrophy (MLD), which includes as an intended patient population (for clarity, in addition to any other patient cohorts, if any) both (i) children (or pediatric patients) with late infantile forms of MLD, and (ii) children (or pediatric patients) with early juvenile forms of MLD, in each case that are pre-symptomatic or without clinical manifestations of the disease. For the avoidance of doubt, “Regulatory Approval” will be determined without regard to any post-approval requirements, including without limitation any post-approval confirmatory study requirements or implementation of any risk evaluation and mitigation strategy (REMs) requirements.

Form of Payment

KKC will pay the CVR Payment, if at all under the CVR Agreement, in cash. All payments with respect to the CVRs will be without interest and less any applicable withholding taxes.

Payment Procedures

If the CVR Milestone is achieved prior to the CVR Deadline Time, KKC shall, within 40 calendar days of the achievement of the CVR Milestone, deliver to the Rights Agent a notice (a “CVR Notice”) indicating the achievement of the CVR Milestone and that the Holders are entitled to receive the CVR Payment.

The Rights Agent shall promptly, and in any event within 10 business days of receipt of funds from KKC as required under the CVR Agreement, (i) send each CVR holder at its registered address a copy of the CVR Notice and (ii) pay, subject to receipt of cash from KKC, the CVR Payment (excluding certain Equity Award CVR Payments (as defined therein) to be paid via payroll systems) to each of the CVR holders (x) by check mailed to the address of such Holder reflected in the CVR Register as of 5:00 pm New York City time on the date of the CVR

Notice, (y) with respect to any such CVR holder that is due an amount in excess of $5,000 in the aggregate who has provided the Rights Agent wiring instructions in writing as of the close of business on the date of the CVR Notice, by wire transfer of immediately available funds to the account specified on such instructions or (z) with respect to Cede & Co., by wire transfer of immediately available funds pursuant to the applicable procedures of DTC. To the extent Orchard, KKC or any of its subsidiaries is required under applicable law to deduct or withhold any employee tax (including any employee National Insurance Contribution in the United Kingdom (or corresponding social security contribution in any other jurisdiction)) from any Equity Award CVR Payment, KKC shall or shall cause one of its subsidiaries (including Orchard) as an agent on its behalf to (A) promptly following the achievement of the CVR Milestone, notify the Rights Agent in writing of the Equity Award CVR Payments it intends to satisfy in this manner and (B) prior to or substantially concurrently with the payment of the CVR Payments by the Rights Agent under the CVR Agreement, pay, through its applicable payroll system, the applicable Equity Award CVR Payments.

If any funds delivered to the Rights Agent for payment to Holders as CVR Payments remain undistributed to the CVR holders on the date that is one year after the date of the CVR Notice, KKC shall be entitled to require the Rights Agent to deliver to KKC or its designee any funds which had been made available to the Rights Agent in connection with the CVR Payments and not disbursed to the CVR holders (including, all interest and other income received by the Rights Agent in respect of all funds made available to it), and, thereafter, such CVR holders shall be entitled to look to KKC (subject to abandoned property, escheat and other similar applicable laws) only as general creditors thereof with respect to the CVR Payment that may be payable to such CVR holder.

Certain Covenants

If the CVR Milestone is achieved prior to the CVR Deadline Time, KKC shall, promptly (but in any event no later than 20 calendar days) following the delivery of the CVR Notice, deposit with the Rights Agent, for payment to the CVR holders, the aggregate amount necessary to pay the CVR Payments to the CVR holders (other than holders entitled to certain Equity Award CVR Payments as set forth in the CVR Agreement).

Following the effective time and until the CVR Deadline Time, KKC and its subsidiaries shall use commercially reasonable efforts to develop OTL-200 and achieve the CVR Milestone; it being understood, for the avoidance of doubt, that use of commercially reasonable efforts does not guarantee that KKC will achieve the CVR Milestone by a specific date or at all. Without limiting the foregoing, neither KKC nor any of its controlled Affiliates shall act in bad faith for the purpose of avoiding achievement of the CVR Milestone or the payment of any CVR Payment.

Other Terms; Amendments

The right to payments under the CVR Agreement is solely a contractual right governed by the terms and conditions of the CVR Agreement, and the CVR Agreement is not a security. The CVRs may not be sold, assigned, transferred, pledged, encumbered or in any other manner transferred or disposed of, in whole or in part, other than (i) upon the death of a Holder by will or intestacy or by instrument to an inter vivos or testamentary trust in which the CVRs are to be passed to beneficiaries upon the death of the trustee, (ii) pursuant to a court order, (iii) by operation of law (including by consolidation, scheme of arrangement or merger) or without consideration in connection with the dissolution, liquidation or termination of any corporation, limited liability company, partnership or other entity, (iv) in the case of CVRs held through a nominee (including CVRs held through DTC on behalf of CVR Beneficial Owners), from a nominee to a beneficial owner (and, if applicable, through an intermediary so long as such transfer ends with such beneficial owner), to the extent allowable by DTC, as applicable, (v) if such CVR holder is a partnership or limited liability company, a distribution by the transferring partnership or limited liability company to its partners or members, as applicable or (vi) as provided in the CVR Agreement. For the avoidance of doubt, the distribution of CVRs by the Depositary to the eligible Orchard ADS holders as contemplated by the CVR Agreement, the Scheme of Arrangement, the Deposit Agreement and the Transaction Agreement shall be a permitted transfer under the CVR Agreement.

Further, KKC and the Rights Agent may amend the CVR Agreement without the consent of any CVR holders (i) to evidence the succession of another Person as a successor Rights Agent and the assumption by any such successor of the covenants and obligations of the Rights Agent, (ii) to add to the covenants of KKC such further covenants, restrictions, conditions or provisions as KKC shall consider to be for the protection of the CVR holders; provided, that in each case, such provisions do not adversely affect the interests of the CVR holders, (iii) to add to the covenants of KKC, covenants, restrictions, conditions or provisions that KKC and the Rights Agent consider to be for the protection and benefit of the CVR holders, (iii) to cure any ambiguity, to correct or supplement any provision that may be defective or inconsistent with any other provision in the CVR Agreement or in the Transaction Agreement, or to make any other provisions with respect to matters or questions arising under the CVR Agreement; provided, that in each case, such provisions do not adversely affect the interests of the CVR holders, (iv) as may be necessary or appropriate to ensure that the CVRs are not subject to registration under the 1933 Act, the 1934 Act or any applicable U.S. state securities or “blue sky” laws or require the publication of a prospectus under the Prospectus Regulation (EU) 2017/1129 (including as it has been retained in the United Kingdom by virtue of the European Union (Withdrawal) Act 2018, as amended), (v) to evidence the assignment of this Agreement by KKC, or (vi) any other amendments hereto for the purpose of adding, eliminating or changing any provisions of this Agreement, unless such addition, elimination or change is adverse to the interests of the CVR holders.

Additionally, amendments may be made with the consent of the CVR holders of not less than a majority of the outstanding CVRs as set forth in the CVR Register, whether evidenced in writing or taken at a meeting of the CVR holders, KKC and the Rights Agent may enter into one or more amendments hereto for the purpose of adding, eliminating or changing any provisions of this Agreement, even if such addition, elimination or change is adverse to the interest of the CVR holders. For the avoidance of doubt, any amendment to the defined terms incorporated by reference into the CVR Agreement, by way of an amendment to the Transaction Agreement, shall not be given effect under the CVR Agreement if such amendment is adverse to the interest of the Holders unless the consent of the CVR holders of not less than a majority of the outstanding CVRs as set forth in the CVR Register consent to such amendment.

The summary above of the CVR Agreement is not complete and is qualified in its entirety by reference to the CVR Agreement, a form of which is attached to this proxy statement as Annex B and incorporated into this proxy statement/prospectus by reference. For a complete understanding of the CVR Agreement, holders of shares are encouraged to read the full text of the form of CVR Agreement.

IRREVOCABLE UNDERTAKINGS

Each Orchard director has given an irrevocable undertaking to KKC to vote in favor of each of the resolutions required to implement the Transaction in respect of 9,696,419 Orchard ordinary shares (representing approximately 4.26% of the existing issued share capital of Orchard as of October 5, 2023).

In addition, KKC has received an irrevocable undertaking to vote in favor of the resolutions required to implement the Transaction from each Orchard director in respect of any Orchard ordinary shares of which they may become the registered and/or beneficial owner as a result of: (i) the exercise of any Orchard Options held by them to subscribe for Orchard ordinary shares.

The irrevocable undertakings will lapse and cease to have effect upon the occurrence of certain events, namely the earlier to occur of the following:

(a)	Orchard publicly announces that it does not intend to make or proceed with the Transaction;

(b)	the Transaction Agreement is validly terminated in accordance with its terms; or

(c)	the Scheme becomes effective.

FORM OF SCHEME OF ARRANGEMENT

IN THE HIGH COURT OF JUSTICE BUSINESS AND PROPERTY COURTS OF ENGLAND AND WALES COMPANIES COURT (ChD)	CR - 2023 - 005790

IN THE MATTER OF ORCHARD THERAPEUTICS PLC

and

IN THE MATTER OF THE COMPANIES ACT 2006

SCHEME OF ARRANGEMENT

(under Part 26 of the Companies Act 2006)

between

ORCHARD THERAPEUTICS PLC

and

THE SCHEME SHAREHOLDERS

(as hereinafter defined)

(A)	In this Scheme, unless inconsistent with the subject or context, the following expressions shall have the following meanings:

“Acquisition” means the proposed acquisition by KKC and/or one or more of its Nominees of the entire issued and to be issued share capital of the Company;

“Applicable Law” means, with respect to any person, any federal, state, foreign, national or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, executive order, Order or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority that is binding on or applicable to such person, as the same may be amended from time to time;

“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York, Tokyo, Japan and London, United Kingdom are authorized or required by Applicable Law to close;

“Cash Consideration” has the meaning given to it in paragraph 2.1.1;

“certificated” or “in certificated form” means a share or security of the Company which is not in uncertificated form;

“Companies Act” means the Companies Act 2006 and any statutory instruments made under it, and every statutory modification or re-enactment thereof for the time being in force;

“Company” means Orchard plc, a public limited company incorporated in England and Wales with registered number 11494381;

“Company ADS” means an American depositary share representing, as of the date hereof, a beneficial ownership interest in 10 Company Ordinary Shares on deposit with the Depositary (or a Depositary Custodian under the Deposit Agreement), subject to the terms and conditions of the Deposit Agreement;

“Company Employee Plan” means any (i) “employee benefit plan” as defined in Section 3(3) of ERISA, whether or not such plan is sponsored or maintained in the United States, (ii) compensation, employment (other than offer letters), consulting, severance, termination protection, change in control, transaction bonus, retention or similar plan, agreement, arrangement, program or policy or (iii) other plan, agreement, arrangement, program or policy providing for compensation, bonuses, profit-sharing, equity or equity-based compensation or other forms of incentive or deferred compensation, vacation benefits, insurance (including any self-insured arrangement), medical, dental, vision, prescription or fringe benefits, life insurance, relocation or expatriate benefits, perquisites, disability or sick leave benefits, employee assistance program, workers’ compensation, supplemental unemployment benefits or post employment or retirement benefits (including compensation, pension, health, medical or insurance benefits), in each case whether or not written (A) that is sponsored, maintained, administered, contributed to or entered into by the Company or any of its Subsidiaries for the current or future benefit of any director, officer, employee, worker or individual consultant (including any former director, officer, employee, worker or individual consultant) of the Company or any of its Subsidiaries or (B) for which the Company or any of its Subsidiaries has or could have any direct or indirect liability and, in each case, other than any arrangement sponsored or maintained by a Governmental Authority, to which contributions are required by Applicable Law.

“Company Non-Voting Ordinary Shares” means the Company’s non-voting ordinary shares, each with a nominal value of £0.10 per share, validly issued and outstanding and fully paid (which, for the avoidance of doubt, shall include the Company Non-Voting Ordinary Shares in the capital of the Company held by the Depositary (or a Depositary Custodian) (if any) under the Deposit Agreement and underlying the Company ADSs);

“Company Ordinary Shares” means Company Non-Voting Ordinary Shares and Company Voting Ordinary Shares;

“Company RSUs” means any restricted share units relating to Company Ordinary Shares or Company ADSs outstanding under the Company Stock Plans (including, for the avoidance of doubt, restricted share units subject to time-based vesting and performance-based vesting);

“Company Share Options” means any option to acquire Company Ordinary Shares or Company ADSs outstanding under the Company Stock Plans or otherwise;

“Company Stock Plans” means any Company Employee Plan providing for equity or equity-based compensation, including the 2016 Employee Share Option Plan with Non-Employee Sub Plan and US Sub-Plan, 2018 Share Option and Incentive Plan and 2020 Inducement Equity Plan and forms of award agreements thereunder, in each case, as amended from time to time;

“Company Voting Ordinary Shares” means the Company’s voting ordinary shares, with a nominal value of £0.10 per share, validly issued and outstanding and fully paid (which, for the avoidance of doubt, shall include the Company Voting Ordinary Shares in the capital of the Company held by the Depositary (or a Depositary Custodian) under the Deposit Agreement and underlying the Company ADSs);

“Court” means the High Court of Justice of England and Wales;

“Court Order” means the order of the Court sanctioning this Scheme under section 899 of the Companies Act;

“CREST” means the system for the paperless settlement of trades in securities and the holding of uncertificated securities operated by Euroclear in accordance with the Relevant System of which Euroclear is the “Operator” (as such term is defined in the Regulations);

“CVR” means one (1) contractual contingent value right per Scheme Share which shall represent the right to receive a contingent payment, upon the terms and subject to the conditions of the CVR Agreement;

“CVR Agreement” means the contingent value rights agreement entered into between KKC and the Rights Agent;

“CVR Event” means the granting of regulatory approval by the U.S. Food and Drug Administration (FDA) for the commercial marketing and sale of OTL-200 in the United States of America for the treatment or prevention of metachromatic leukodystrophy (MLD), which includes as an intended patient population (for clarity, in addition to any other patient cohorts, if any) both (i) children (or pediatric patients) with late infantile forms of MLD, and (ii) children (or pediatric patients) with early juvenile forms of MLD, in each case that are pre-symptomatic or without clinical manifestations of the disease (and for the avoidance of doubt, this regulatory approval will be determined without regard to any post-approval requirements, including without limitation any post-approval confirmatory study requirements or implementation of any risk evaluation and mitigation strategy (REMs) requirement) on or before 11:59 p.m. U.S. Eastern Time on December 31, 2024;

“CVR Holder” means a person who is for the time being entered in the register of members as a holder of CVRs and “CVR Holders” shall be construed accordingly;

“Deposit Agreement” means the deposit agreement dated as of November 2, 2018 by and among the Company, the Depositary and all holders and beneficial owners of the Company ADSs issued thereunder, as amended March 10, 2023 (as such agreement is further amended, modified or supplemented from time to time);

“Depositary” means Citibank, N.A., or such other entity as may from time to time act as the “Depositary” (as such term is defined in the Deposit Agreement);

“Depositary Custodian” means, to the extent that the Depositary Shareholder is not itself the registered holder of the relevant Scheme Shares that are represented by Company ADSs, whichever nominee, custodian or other entity is the Scheme Shareholder in respect of such Scheme Shares;

“Depositary Shareholder” has the meaning given to it in paragraph 6.1;

“Depositary Shares” means those Scheme Shares in respect of which the registered holder (as shown in the register of Members of the Company) is the Depositary or a Depositary Custodian holding those Scheme Shares for the Depositary in accordance with the Deposit Agreement;

“Effective Date” means the date on which this Scheme becomes effective in accordance with paragraph 9.1;

“Effective Time” means the time on the Effective Date at which this Scheme becomes effective in accordance with paragraph 9.1;

“Equiniti” means Equiniti Limited, incorporated in England and Wales with registered number 06226088, registrar and receiving agent for the Company;

“ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as amended;

“Euroclear” means Euroclear UK & International Limited, incorporated in England and Wales with registered number 02878738;

“Excluded Shares” means:

(i)	any Company Ordinary Shares which are registered in the name of or beneficially owned by KKC or by any member of the KKC Group or by any of their respective nominees; and

(ii)	any Company Ordinary Shares held in treasury;

“Governmental Authority” means any national, transnational, domestic or foreign federal, state or local governmental, regulatory or administrative authority (including any data protection authority), department, court, agency, commission or official, including any political subdivision thereof, or any non-governmental self-regulatory agency, commission or authority and any arbitral tribunal (whether private or public);

“holder” means a registered holder and includes any person(s) entitled by transmission;

“Latest Practicable Date” means close of business on November 13, 2023, being the latest practicable date prior to the date of this Scheme;

“Lien” means, with respect to any Scheme Share, any mortgage, lien, pledge, charge, security interest, hypothecation, right of pre-emption, right of first refusal, contract for sale, easement, right of way, encroachment, occupancy right, license, community property interest or restriction of any nature or other encumbrance, whether voluntarily incurred or arising by operation of Applicable Law;

“Member” means a member of the Company on the register of members on any relevant date;

“Nominee” means Kyowa Kirin International plc or any other director or indirect subsidiary of KKC and

“Nominees” shall be construed accordingly;

“Order” means any order, writ, decree, judgment, award, injunction, ruling, settlement or stipulation issued, promulgated, made, rendered or entered into by or with any Governmental Authority (in each case, whether temporary, preliminary or permanent);

“person” means any individual, corporation, partnership, limited liability partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality of such government or political subdivision (in each case whether or not having separate legal personality);

“KKC” means Kyowa Kirin Co., Ltd., a Japanese joint stock company (kabushiki kaisha);

“KKC Group” means KKC and any of its direct or indirect Subsidiaries from time to time;

“Regulations” means the Uncertificated Securities Regulations 2001 (SI 2001 No. 3755), as amended from time to time;

“Relevant System” means any computer-based system, and procedures, which enable title to units of a share or security to be evidenced and transferred without a written instrument, and which facilitate supplementary and incidental matters in accordance with the Regulations;

“Residual Shares” means the Scheme Shares excluding the Depositary Shares;

“Rights Agent” means Wilmington Savings Fund Society, FSB;

“Scheme” means this scheme of arrangement in its present form or with or subject to any modification, addition or condition (i) as may be mutually agreed between the Company and KKC and which (if required) is approved by the Court, or (ii) which is otherwise imposed by the Court and mutually acceptable to the Company and KKC, each acting reasonably and in good faith, in each case in accordance with the Companies Act;

“Scheme Record Time” means 6:00 p.m. (London time) on the Business Day immediately prior to the Effective Date;

“Scheme Shareholders” means the holders of Scheme Shares whose names appear in the register of Members of the Company at the Scheme Record Time;

“Scheme Shares” means the Company Ordinary Shares:

(i)	in issue at the date of this document;

(ii)	(if any) issued after the date of this document and prior to the Voting Record Time; and

(iii)

(if any) issued at or after the Voting Record Time and prior to the Scheme Record Time, either on terms that the original or any subsequent holders thereof shall be bound by this Scheme or in respect of which the holders thereof shall have agreed in writing to be bound by this Scheme;

in each case, remaining in issue at the Scheme Record Time but excluding any Excluded Shares;

“Subsidiary” means with respect to any person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are directly or indirectly owned by such person (and a Subsidiary shall be considered a “wholly owned Subsidiary” of a person as long as such person directly or indirectly owns all of the securities or other ownership interests (excluding any securities or other ownership interests held by an individual director or officer required to hold such securities or other ownership interests pursuant to Applicable Law) of such Subsidiary), and “Subsidiaries” shall be construed accordingly;

“Transaction Agreement” means the transaction agreement by and among KKC and the Company dated as of October 5, 2023, agreeing to certain matters in connection with the Acquisition and the matters contemplated by this Scheme, as it may be amended from time to time;

“Transaction Consideration” means the Cash Consideration plus one (1) CVR for each Scheme Share;

“uncertificated” or “in uncertificated form” means any share or other security of the Company in respect of which title is evidenced and transferred by means of a Relevant System; and

“Voting Record Time” means 6:30 p.m. (London time) on the day which is two days (excluding non-working days) prior to the date of the Court Meeting and the General Meeting or, if the Court Meeting and/or the General Meeting is adjourned, 6:30 p.m. on the day which is two days (excluding non-working days) before the day of such adjourned meeting(s).

(B)	“U.S. dollar” or “$” means the lawful currency of the United States of America.

(C)	“£” means the lawful currency of the United Kingdom.

(D)	References to paragraphs and sub-paragraphs are to paragraphs and sub-paragraphs of this Scheme.

(E)

As at the Latest Practicable Date, the issued share capital of the Company was 227,619,539 Company Ordinary Shares consisting of 45,705,326 Company Non-Voting Ordinary Shares and 181,914,213 Company Voting Ordinary Shares, all of which are credited as fully paid up and none of which were held in treasury.

(F)

As at the Latest Practicable Date, there are outstanding and subsisting: (i) Company Share Options (for time-based awards, assuming a vesting level of 100%, and for performance-based awards, assuming achievement of relevant performance metrics at maximum levels) to acquire Company ADSs and/or Company Voting Ordinary Shares equivalent to 19.802.130 Company Voting Ordinary Shares in aggregate; (ii) Company RSUs (for time-based awards, assuming a vesting level of 100%, and for performance-based awards, assuming achievement of relevant performance metrics at maximum levels) equivalent to 2.810.070 Company Voting Ordinary Shares; and (iii) additional Company ADSs and/or Company Voting Ordinary Shares reserved for issuance under the Company Stock Plans equivalent to 14.990.770 Company Voting Ordinary Shares in aggregate.

(G)	As at the date of this Scheme, no Company Ordinary Shares or Company ADSs are registered in the name of or beneficially owned by KKC or any other member of the KKC Group.

(H)

KKC has agreed, in each case subject to the terms and conditions of the Transaction Agreement, to appear by counsel at the hearing to sanction this Scheme and to be bound by, and to undertake to the Court to be bound by, the terms of this Scheme and to execute and do, or procure to be executed and done, all such documents, acts and things as may be necessary or desirable to be executed or done by them for the purposes of giving effect to this Scheme.

(I)	References to times are to the time in London (United Kingdom).

SCHEME

1	Transfer of the Scheme Shares

1.1

Upon and with effect from the Effective Time, KKC (and/or one or more of its Nominees) shall, in accordance with paragraph 1.2, acquire all of the Scheme Shares fully paid, with full title guarantee, free from all Liens (other than transfer restrictions arising under applicable securities laws) and together with all rights at the Effective Time or thereafter attached or relating thereto, including voting rights (where applicable) and the right to receive and retain all dividends and other distributions (if any) and any other return of capital (whether by way of reduction of share capital or share premium account or otherwise) thereon.

1.2	For the purposes of such acquisition:

1.2.1	the Depositary Shares shall be transferred to KKC (and/or one or more of its Nominees) by means of a form (or forms) of transfer or other instrument(s) or instruction(s) of transfer;

1.2.2

the Residual Shares shall be transferred to KKC (and/or one or more of its Nominees) by means of a separate form (or forms) of transfer or other separate instrument (or instruments) or instruction (or instructions) of transfer; and

1.2.3

to give effect to such transfers, any person may be appointed by KKC (and/or one or more of its Nominees) as attorney or agent and shall be authorised as such attorney or agent on behalf of each of the Scheme Shareholders concerned to execute and deliver as transferor such form(s) of transfer or other instrument(s) or instruction(s) of transfer (whether as a deed or otherwise) of, or otherwise give any instruction(s) to transfer, the Scheme Shares and every form, instrument or instruction of transfer so executed or instruction so given shall be as effective as if it had been executed or given by the holder or holders of the Scheme Shares thereby transferred.

1.3	From the Effective Time and pending the transfer of the Scheme Shares pursuant to paragraphs 1.1 and 1.2, each Scheme Shareholder:

1.3.1	irrevocably appoints KKC (and/or its Nominee(s) and/or each of their agents and directors) as its attorney and/or agent:

1.3.1.1

to exercise or direct the exercise of (in place of and to the exclusion of the relevant Scheme Shareholder) any voting rights attached to the Scheme Shares and any or all other rights and privileges attaching to the Scheme Shares (including the right to requisition the convening of a general meeting of the Company or of any class of its shareholders); and

1.3.1.2

to sign on behalf of such Scheme Shareholder such documents, and to do such things, as may, in the opinion of KKC and/or its Nominee(s) and/or each of their respective agents and directors (in each case acting reasonably), be necessary or desirable in connection with the exercise of any voting rights and any or all rights and privileges attaching to such Scheme Shares (including, without limitation, any consent to short notice of a general or separate class meeting or form of proxy or forms of proxy in respect of such Scheme Shares appointing any person nominated by KKC and/or its Nominee(s) to attend general and separate class meetings of the Company);

1.3.2

authorises the Company and/or its agents to send to KKC and/or its Nominee(s) any notice, circular, warrant or other document or communication which may be required to be sent to them as a Member (including any share certificate(s) or other document(s) of title issued as a result of any conversion of their Scheme Shares into certificated form); and

1.3.3

agrees not to exercise any votes or any other rights attaching to the relevant Scheme Shares without the consent of KKC, and irrevocably undertakes not to appoint a proxy or representative for or to attend any general meeting or separate class meeting of the Company.

1.4	The authorities granted by each Scheme Shareholder pursuant to paragraph 1.2 and paragraph 1.3 shall be treated for all purposes as having been granted by deed.

1.5

The Company shall, subject to any relevant instruments of transfer being duly stamped (for UK stamp duty purposes), register, or procure the registration of, any transfer(s) of shares effected in accordance with paragraphs 1.1 and 1.2.

2	Transaction Consideration for the Scheme Shares

2.1

Subject to and in exchange for the transfer of the Scheme Shares as provided in paragraphs 1.1 and 1.2, as soon as reasonably practicable following, and in any event within 14 days of, the Effective Time, KKC shall, subject as hereinafter provided,

2.1.1

pay, or procure that there shall be paid, a cash amount to each Scheme Shareholder of $1.60 (one U.S. dollar, and sixty U.S. cents), without interest, for each Scheme Share held by that Scheme Shareholder (the “Cash Consideration”); and

2.1.2

subject to paragraph 6.6, issue to each eligible Scheme Shareholder one (1) CVR per Scheme Share which shall represent the right to receive a contingent payment, upon the terms and subject to the conditions of the CVR Agreement, without interest. The CVRs will not represent any equity or ownership interest in KKC, and accordingly will not confer on the CVR Holders any right to attend, speak at or vote at any meeting of the shareholders of KKC or right to any dividends or right to any return of capital by KKC. Pursuant to the terms of the CVR Agreement, eligible Scheme Shareholders will receive one CVR for each Scheme Share that they hold. The CVRs will be non-transferable other than to certain permitted transferees and no application will be made for the CVRs to be listed on or dealt in any stock exchange. The CVRs will constitute direct unsecured obligations of KKC and shall rank pari passu with one another and with all other unsecured obligations of KKC. The CVRs shall not be evidenced by a certificate or other document of title.

2.2

If, between the date of the Transaction Agreement and the Effective Time, the outstanding Company Ordinary Shares shall have been changed to, or exchanged for, a different number or class of shares or securities by reason of any stock dividend, bonus issue, scrip dividend, subdivision, reorganization, merger, consolidation, reclassification, redesignation, recapitalization, share split, reverse share split, combination or exchange of shares, or a stock or scrip dividend shall be declared with a record date within such period, or any similar event shall have occurred, then the amount of the Transaction Consideration shall be appropriately adjusted in accordance with the provisions of the Transaction Agreement to provide to KKC and the Scheme Shareholders the same economic effect as contemplated by the Transaction Agreement prior to such event.

3	Share certificates and register of Members

3.1

With effect from and as of the Effective Time, all certificates representing Scheme Shares in certificated form shall cease to have effect as documents of title to the Scheme Shares comprised therein and each Scheme Shareholder shall be bound, at the request of KKC, to deliver up the same to KKC or to any person appointed by KKC to receive the same or, as KKC may direct, to destroy the same.

3.2

With effect from and as of the Effective Time, the Company shall procure that Euroclear shall be instructed to cancel the entitlements of Scheme Shareholders to Scheme Shares in uncertificated form and, following such cancellation, the Company’s registrars shall be authorised to rematerialise entitlements to such Scheme Shares.

3.3

On or as soon as reasonably practicable after the Effective Time and subject to the completion of such transfers, forms, instruments or instructions as may be required in accordance with paragraph 1 and the relevant instruments of transfer being duly stamped (for UK stamp duty purposes), the Company shall procure that appropriate entries shall be made in the register of Members of the Company and the register of CVRs (as applicable) to reflect the transfer of the Scheme Shares in accordance with paragraph 1 and the issue of CVRs to Scheme Shareholders in accordance with paragraph 2.1.2.

4	Appointment of Paying Agent

Prior to the Effective Time, KKC shall appoint one or more commercial banks or trust companies reasonably acceptable to the Company (each, a “Paying Agent”) to effect the technical implementation of the settlement of the Cash Consideration to (i) all Scheme Shareholders other than the Depositary Shareholder, and (ii) at KKC’s option, the Depositary Shareholder. Prior to the Effective Time, KKC shall also appoint a commercial bank or trust company to effect the technical implementation of the settlement of the CVR Payment to (i) all Scheme Shareholders other than the Depositary Shareholder, and (ii) at KKC’s option, the Company ADS holders.

5	Settlement of Transaction Consideration in relation to Residual Shares

5.1	This paragraph 5 shall only apply in relation to the settlement of Transaction Consideration in respect of Residual Shares to Scheme Shareholders other than the Depositary Shareholder.

5.2

No later than two Business Days following the Effective Time, KKC shall procure the deposit with the Paying Agent, for the benefit of the Scheme Shareholders (other than the Depositary Shareholder), of cash in an amount equal to the aggregate amount of Cash Consideration less the Cash Consideration due to the Depositary Shareholder.

5.3

All cash deposited with the Paying Agent pursuant to paragraph 5.2 for the benefit of Scheme Shareholders (other than the Depositary Shareholder) shall hereinafter be referred to as the “Exchange Fund”, provided that, to the extent that KKC elects to utilise the Paying Agent for the delivery and/or payment of the Cash Consideration to the Depositary Shareholder pursuant to paragraph 6.2, such Cash Consideration will also form part of the Exchange Fund.

5.4	No interest shall be paid or shall accrue for the benefit of Scheme Shareholders on the Transaction Consideration payable in respect of the Residual Shares.

5.5

In respect of the settlement of the Cash Consideration pursuant to this paragraph 5, KKC shall cause the Paying Agent to, as soon as reasonably practicable after the Effective Time, and in any event not later than 14 days after the Effective Time:

5.5.1

in the case of Residual Shares which at the Scheme Record Time are in certificated form, despatch or procure to be despatched to each person entitled thereto payment by way of cheque in accordance with the provisions of paragraph 5.8 for the aggregate Cash Consideration payable to that person pursuant to paragraph 2.1.1 (rounded down to the nearest U.S. cent), provided that KKC and the Paying Agent reserve the right to make payment (or procure the making of payment) of the said sums by bank transfer in accordance with paragraph 5.9 if reasonably necessary; and

5.5.2

in the case of Residual Shares which at the Scheme Record Time are in uncertificated form, arrange for (or procure the arrangement of) the creation of an assured payment obligation in favour of the appropriate CREST account(s) of each person entitled thereto in accordance with the CREST assured payment arrangements in respect of the aggregate Cash Consideration payable to that person pursuant to paragraph 2.1.1 (rounded down to the nearest U.S. cent), provided that (a) KKC and the Paying Agent reserve the right to make payment (or procure the making of payment) of the said sums by bank transfer in accordance with paragraph 5.9 if reasonably necessary; and (b) KKC and the Paying Agent reserve the right to make payment (or procure the making of payment) of the said sums by cheque in accordance with paragraph 5.9 if, in the reasonable opinion of the Company, it is reasonably necessary to do so (including in circumstances where a Scheme Shareholder holding Residual Shares in uncertificated form does not have an active USD cash memorandum account in place in CREST at the Scheme Record Time).

5.6

Subject to clause 7 below, the CVRs to be issued by way of consideration for the Residual Shares shall be issued in registered but uncertificated form to Scheme Shareholders (other than the Depositary Shareholder) appearing on the register of members of the Company at the Scheme Record Time. KKC shall procure that the CVRs to which Scheme Shareholders are entitled shall be issued as soon as reasonably practicable after the Effective Date, and in any event within 14 days of the Effective Date.

5.7	As from the Effective Time, each holding of Residual Shares credited to any stock account in CREST shall be disabled and all Residual Shares will be removed from CREST in due course.

5.8

Any physical deliveries by the Paying Agent or by any other person to the Scheme Shareholders (other than the Depositary Shareholder) pursuant to this Scheme (whether of cheques, notices, documents of title, certificates or otherwise) shall be effected by sending the same by post to the applicable Scheme Shareholders entitled thereto at their respective registered addresses as appearing in the register of Members of the Company at the Scheme Record Time or, in the case of joint holders, to the address of the holder whose name stands first in such register in respect of the joint holding concerned at such time. None of the Company, KKC, any member of the KKC Group, or the Paying Agent or any of their respective agents or nominees shall be responsible for any loss or delay in the transmission of any cheques or payments (including bank transfers), notices, documents of title, certificates or any other documents sent in accordance with this paragraph 5.8 (or, in the case of bank transfers, to the bank accounts referred to in paragraph 5.9 below) which shall be sent at the risk of the person or persons entitled thereto.

5.9

All cheques delivered by the Paying Agent pursuant to this Scheme shall be in U.S. dollars and drawn on a clearing bank and shall be made payable to the person to whom, in accordance with the foregoing provisions of this paragraph 5, the cheque is sent (save that, in the case of joint holders, KKC and the Paying Agent reserve the right to make the cheque payable to the holder whose name stands first in the register of Members of the Company), and the encashment of any such cheque shall be a complete discharge of KKC’s obligations under this Scheme to pay (or procure the payment of) the monies represented thereby. Where the amount payable to a Scheme Shareholder exceeds $1,000,000 and, subject to prior agreement between the Company and the Paying Agent, KKC shall cause the Paying Agent to transfer, or procure the transfer of, the relevant sums in U.S. dollars to such bank account as may be (or have been) nominated by the relevant Scheme Shareholder, and such transfer shall be a complete discharge of KKC’s obligations under this Scheme to pay (or procure the payment of) such monies. The creation of an appropriate assured payment obligation as set out in paragraph 5.5.2 shall be a complete discharge of KKC’s obligations under this Scheme with reference to cash payments through CREST.

5.10

Any portion of the Exchange Fund which has not been transferred to the Scheme Shareholder to which it is due within twelve months of the Effective Date shall be delivered to KKC or its designee(s) promptly upon demand by KKC (it being understood that no such delivery shall affect any legal right that a Scheme Shareholder may have to receive the Transaction Consideration), and thereafter such Scheme Shareholders shall be entitled to look only to KKC for, and KKC shall remain liable for, delivery of any outstanding Transaction Consideration.

6	Settlement of Transaction Consideration in relation to Depositary Shares

6.1

This paragraph 6 shall only apply in relation to the settlement of Transaction Consideration in respect of Depositary Shares to the Scheme Shareholder which is the holder (as shown in the register of Members of the Company) of the Depositary Shares (the “Depositary Shareholder”).

6.2

As soon as reasonably practicable following and, in any event, within 14 days of, the Effective Time, KKC shall pay to the Depositary cash in an amount equal to the aggregate Cash Consideration payable to the Depositary on behalf of the Depositary Shareholder pursuant to paragraph 2.1.1 (rounded down to the nearest U.S. cent).

6.3	No interest shall be paid or shall accrue for the benefit of the Depositary Shareholder on the Transaction Consideration payable in respect of the Depositary Shares.

6.4

As from the Effective Time, each holding of Depositary Shares credited to the Depositary Shareholder’s stock account in CREST shall be disabled and all Depositary Shares will be removed from CREST in due course.

6.5

All cash payments to the Depositary on behalf of the Depositary Shareholder pursuant to this paragraph 6 shall be transferred by KKC (or, at KKC’s direction, by the Paying Agent or any nominee of KKC) in U.S. dollars to such bank account as the Depositary shall inform KKC of in writing at least five Business Days prior to the Effective Date. Such transfer shall be a complete discharge of KKC’s obligations under this Scheme to pay (or procure the payment of) such monies. Neither KKC nor any member of KKC’s Group nor the Company nor the Paying Agent shall have any responsibility or liability under this Scheme for the onward distribution or transmission to the holders of Company ADSs, or to any other person, of the Transaction Consideration due to the Depositary Shareholder (it being understood that this sentence does not affect the Company’s obligations under the Deposit Agreement).

6.6

Subject to clause 7 below, the Depositary Shareholder shall be entitled to the CVRs to be issued by way of consideration for the Depositary Shares. KKC shall procure that the CVRs to which the Depositary Shareholder is entitled shall be issued to the Company ADS holders on whose behalf the Depositary Shares are held by the Depositary Shareholder as soon as reasonably practicable after the Effective Date, and in any event within 14 days of the Effective Date.

7	Overseas Shareholders and withholding rights

7.1

The provisions of paragraphs 2, 3, 4, 5 and 6 shall be subject to any prohibition or condition imposed by Applicable Law. Without prejudice to the generality of the foregoing, if, in respect of any Scheme Shareholder or Company ADS holder (as applicable) with a registered address in a jurisdiction outside the United Kingdom or the United States, KKC, any member of the KKC Group or the Rights Agent is advised that the delivery of CVRs would or might infringe the laws of such jurisdiction or would require KKC, any member of the KKC Group, the Rights Agent or the Company to observe any governmental or other consent or any registration, filing or other formality with which KKC, any member of the KKC Group, the Rights Agent or the Company (as the case may be) is unable to comply, or compliance with which by such person is regarded by such person or by KKC (in the case of KKC, acting reasonably) as unduly onerous, each of KKC or the Rights Agent may, in its discretion, determine that such Scheme Shareholder or Company ADS holder (as applicable) shall not have issued to it the CVRs and, in lieu of the entitlement to CVRs, KKC shall, to the extent permitted by Applicable Law, upon the occurrence of a CVR Event, pay to such Scheme Shareholder or Company ADS holder (as applicable) an amount per Scheme Share equal to the cash amount (if any), on the same date as such payment is made to Scheme Shareholders and Company ADS holders that hold CVRs in the same manner as the Cash Consideration is payable to such Scheme Shareholders pursuant to paragraphs 5.5.1, 5.5.2 and 5.9 (rounded up or down to the nearest U.S. cent), that such Scheme Shareholder or Company ADS holder (as applicable) would have been entitled to receive if it had received CVRs pursuant to the Scheme.

7.2

The provisions of Section 2.04 of the Transaction Agreement (Withholding Rights) shall apply in respect of the payment of the Cash Consideration and delivery of the CVRs to Scheme Shareholders and Company ADS holders.

8	Cessation of rights

With effect from and on the Effective Time, the Scheme Shareholders shall in accordance with this Scheme cease to have any rights with respect to the Scheme Shares, except the right to receive the Transaction Consideration in exchange for the Scheme Shares as set out in paragraph 2.

9	Mandates and dividends

All mandates relating to the payment of dividends on any Scheme Shares and other instructions (including communications preferences) given to the Company by Scheme Shareholders in force at the Scheme Record Time relating to Scheme Shares shall, as from the Effective Date, cease to be valid.

10	Effective Time

10.1	This Scheme shall become effective as soon as a copy of the Court Order shall have been delivered to the Registrar of Companies in England and Wales for registration.

10.2

Unless this Scheme shall have become effective on or before the End Date (as defined in the Transaction Agreement) or such later date (i) prior to termination of the Transaction Agreement; or (ii) as the Company and KKC may agree and, in each case, the Court may allow, this Scheme shall never become effective.

11	Modification

The Company and KKC may jointly consent on behalf of all persons concerned to any modification of or addition to this Scheme or to any condition which the Court may think fit to approve or impose. For the avoidance of doubt, no modification may be made to the Scheme once it has taken effect.

12	Governing law

This Scheme, and all rights and obligations arising out of or in connection with it, are governed by the laws of England and Wales and are subject to the exclusive jurisdiction of the English Courts.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and related footnotes set forth information with respect to the beneficial ownership of Orchard ordinary shares (including ADSs, each of which represents ten ordinary shares), as of October 27, 2023, by:

•	each beneficial owner of more than 5% of Orchard ordinary shares;

•	each of our named executive officers and directors; and

•	all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. In computing the number of Orchard ordinary shares beneficially owned by a person and the percentage ownership of that person, ordinary shares subject to options, warrants or that may be issuable upon the redesignation of non-voting ordinary shares or other rights held by such person that are currently exercisable or will become exercisable within 60 days of October 27, 2023 are considered outstanding. These Orchard ordinary shares, however, are not included in the computation of the percentage ownership of any other person. Applicable percentage ownership is based on 181,904,323 Orchard ordinary shares outstanding as of October 27, 2023 (which if all held in ADS form would be represented by 18,190,432 ADSs), and which excludes Orchard ordinary shares issuable upon redesignation of the outstanding non-voting ordinary shares.

Unless otherwise indicated, the address for each of the shareholders listed in the table below is c/o Orchard Therapeutics plc, 245 Hammersmith Road, London W6 8PW, United Kingdom.

	Orchard Ordinary Shares Beneficially Owned	As-Converted to American Depositary Shares(1)
Name of Beneficial Owner	Number	Number	Percent
Greater than 5% Shareholders
Entities affiliated with Zentree Investments Limited(2)	20,154,980	2,015,498	11.08%
Entities affiliated with RA Capital Management(3)	18,333,422	1,833,342	9.99%
Entities affiliated with CHI Advisors LLC(4)	18,199,746	1,819,974	9.99%
Entities affiliated with Deep Track Capital(5)	18,199,746	1,819,974	9.99%
Entities affiliated with Beryl Capital Management LLC(6)	13,500,000	1,350,000	7.42%
Glaxo Group Limited(7)	12,455,252	1,245,525	6.85%
Named Executive Officers and Directors
Bobby Gaspar, M.D., Ph.D.(8)	2,882,598	288,259	1.56%
Frank Thomas(9)	1,974,561	197,456	1.07%
James A. Geraghty(10)	520,501	52,050	*
Steven M. Altschuler, M.D.(1)	171,000	17,100	*
Joanne T. Beck, Ph.D.(12)	245,324	24,532	*
John T. Curnutte, M.D., Ph.D.(13)	171,000	17,100	*
Marc Dunoyer(14)	273,209	27,320	*
Charles A. Rowland, Jr.(15)	248,314	24,831	*
Alicia Secor(16)	205,990	20,599	*
All Executive Officers and Directors as a Group (9 persons)(17)	6,692,497	669,249	3.56%

*	Represents beneficial ownership of less than one percent.

(1)

Our shareholders, executive officers and directors may hold ordinary shares, ADSs or a combination of both. This column shows each holder’s beneficial ownership assuming all shares were held in ADS form, which may not be the case. Our ADSs are listed on The Nasdaq Capital Market under the trading symbol “ORTX.” Orchard ordinary shares are convertible to ADSs at a ten-to-one ratio. We do not issue fractional shares, so for purposes of these illustrative figures each figure has been rounded down to the nearest whole number.

(2)

Based in part on a Schedule 13G/A filed with the SEC by Zentree Investments Limited (“Zentree”) and Richard Magides on February 9, 2023, consists of (i) ordinary shares and ADSs held by Zentree, which if all held in ordinary share form would equal 8,160,450 shares and (ii) ordinary shares and ADSs held by Richard Magides, which if all held in ordinary share form would equal 11,994,530 shares. These amounts exclude (i) warrants held by Zentree through which it will have the right, once exercisable, to acquire 1,201,325 ordinary shares, subject to certain beneficial ownership limitations and (ii) warrants held by Mr. Magides through which he will have the right, once exercisable, to acquire 1,201,325 ordinary shares, subject to certain beneficial ownership limitations. Mr. Magides is the director of Zentree and may be deemed to have shared voting control and investment discretion over securities owned by Zentree. The address of Zentree and Mr. Magides is 18 Robinson Road, Level 15-01, Singapore 048547.

(3)

Based in part on a Schedule 13G filed with the SEC by RA Capital Management L.P. (“RA Capital”), by RA Capital Healthcare Fund, L.P. (the “Fund”), Peter Kolchinsky and Rajeev Shah on March 20, 2023, consists of (i) 16,720,000 ordinary shares held by the Fund and (ii) 1,613,422 ordinary shares currently issuable upon the redesignation of non-voting ordinary shares held by the Fund within 60 days of October 27, 2023. These amounts exclude 39,999,978 non-voting ordinary shares held by the Fund which may not be redesignated into ordinary shares if such redesignation would result in beneficial ownership of more than 9.99%. The Fund may increase or decrease such beneficial ownership limitation percentage not in excess of 19.99% by providing us with at least 61 days’ prior notice. These amounts also exclude warrants held by the Fund through which it will have the right, once exercisable, to acquire 64,166,740 ordinary shares, subject to certain beneficial ownership limitations. RA Capital Healthcare Fund GP, LLC is the general partner of the Fund. The general partner of RA Capital is RA Capital Management GP, LLC, of which Dr. Kolchinsky and Mr. Shah are the controlling persons. RA Capital serves as investment adviser for the Fund and may be deemed a beneficial owner, for purposes of Section 13(d) of the Securities Exchange Act of 1934 (“Section 13(d)”), of any of the securities held by the Fund. The Fund has delegated to RA Capital the sole power to vote and the sole power to dispose of all securities held in the Fund’s portfolio, including the securities described herein. Because the Fund has divested voting and investment power over the reported securities it holds and may not revoke that delegation on less than 61 days’ notice, the Fund disclaims beneficial ownership of the securities it holds for purposes of Section 13(d) and therefore disclaims any obligation to report ownership of the reported securities under Section 13(d). As managers of RA Capital, Dr. Kolchinsky and Mr. Shah may be deemed beneficial owners, for purposes of Section 13(d), of any of our securities beneficially owned by RA Capital. RA Capital, Dr. Kolchinsky and Mr. Shah disclaim beneficial ownership of such securities other than for the purpose of determining their obligations under Section 13(d). The address of the entities affiliated with RA Capital is 200 Berkeley Street, 18th Floor, Boston MA 02116.

(4)

Based in part on a Schedule 13G/A filed with the SEC by CHI Advisors LLC (“CHI Advisors”) on February 13, 2023, consists of (i) ADSs beneficially owned by CHI Advisors, which if all held in ordinary share form would equal 2,731,170 shares, (ii) ordinary shares and ADSs held by CHI IV Public Investments LP (“CHI IV Public Investments”), which if all held in ordinary share form would equal 15,193,257 shares, and (iii) 275,319 ordinary shares currently issuable upon the redesignation of non-voting ordinary shares held by CHI IV Public Investments within 60 days of October 27, 2023. These amounts exclude 1,324,334 non-voting ordinary shares held by CHI IV Public Investments which may not be redesignated into ordinary shares if such redesignation would result in beneficial ownership of more than 9.99%. CHI IV Public Investments may increase or decrease such beneficial ownership limitation percentage not in excess of 19.99% by providing us with at least 61 days’ prior notice. These amounts exclude warrants held by CHI IV Public Investments through which it will have the right, once exercisable, to acquire 12,833,370 ordinary shares, subject to certain beneficial ownership limitations. CHI Advisors is the investment manager of CHI

IV Public Investments LP and has sole voting control and investment discretion over securities owned by CHI IV Public Investments LP. The address of CHI Advisors and CHI IV Public Investments LP is 599 Lexington Avenue, 19th Floor, New York, NY 10022.
(5)

Based in part on a Schedule 13G filed with the SEC by Deep Track Capital, LP (“Deep Track Capital”), Deep Track Biotechnology Master Fund, Ltd. (“Deep Track Biotech”) and David Kroin on March 20, 2023, consists of (i) 17,924,427 ordinary shares held by Deep Track Biotech and (ii) 275,319 ordinary shares currently issuable upon the redesignation of non-voting ordinary shares held by Deep Track Biotech within 60 days of October 27, 2023. These amounts exclude 2,216,954 non-voting ordinary shares held by Deep Track Biotech which may not be redesignated into ordinary shares if such redesignation would result in beneficial ownership of more than 9.99%. Deep Track Biotech may increase or decrease such beneficial ownership limitation percentage not in excess of 19.99% by providing us with at least 61 days’ prior notice. This amount excludes warrants held by Deep Track Biotech through which it will have the right, once exercisable, to acquire 22,458,370 ordinary shares, subject to certain beneficial ownership limitations. Deep Track Capital and David Kroin have shared voting power and shared dispositive power over the shares held by the Deep Track Biotech. David Kroin may be considered a control person for Deep Track Capital. The address of Deep Track Capital and David Kroin is 200 Greenwich Ave, 3rd Floor, Greenwich, CT 06830, and the address for Deep Track Biotech is 190 Elgin Avenue, George Town, KY1-9001, Cayman Islands.

(6)

Based solely on a Schedule 13G filed with the SEC by Beryl Capital Management LLC (“Beryl”), Beryl Capital Management LP (“Beryl GP”), Beryl Capital Partners II LP (the “Partnership”) and David A. Witkin on October 16, 2023. Beryl is the investment adviser to the funds and other accounts. Beryl is the general partner of Beryl GP, which is the general partner of one or more of the funds. Mr. Witkin is the control person of Beryl. Each of Beryl, Beryl GP, the Partnership and Mr. Witkin disclaim beneficial ownership of the securities except to the extent of that person’s pecuniary interest therein. In addition, the filing of the Schedule 13G on behalf of the Partnership should not be construed as an admission that it is, and it disclaims that it is, a beneficial owner, as defined in Rule 13d-3 under the Securities Act of 1933, of any of the securities covered by the Schedule 13G. The address of the entities affiliated with Beryl is 225 Avenue I, Suite 205, Redondo Beach, CA 90277.

(7)

Based on a Form 3 filed with the SEC by GlaxoSmithKline plc on January 2, 2020, consists of 12,445,252 ordinary shares. The board of directors of Glaxo Group Limited may be deemed to share voting and investment authority over the shares held by Glaxo Group Limited. The address of Glaxo Group Limited is 980 Great West Road, Brentford, Middlesex, London TW8 9GS, UK.

(8)

Consists of (i) ordinary shares and ADSs, which if all held in ordinary share form would equal 366,158 ordinary shares and (ii) 2,516,440 ordinary shares issuable upon exercise of options within 60 days of October 27, 2023.

(9)

Consists of (i) ordinary shares and ADSs, which if all held in ordinary share form would equal 92,081 ordinary shares and (ii) 1,882,480 ordinary shares issuable upon exercise of options within 60 days of October 27, 2023.

(10)

Consists of (i) ordinary shares and ADSs, which if all held in ordinary share form would equal 44,391 ordinary shares and (ii) 476,110 ordinary shares issuable upon exercise of options within 60 days of October 27, 2023.

(11)	Consists of 171,000 ordinary shares issuable upon exercise of options within 60 days of October 27, 2023.
(12)	Consists of (i) 9,294 ordinary shares and (ii) 236,030 ordinary shares issuable upon exercise of options within 60 days of October 27, 2023.
(13)	Consists of 171,000 ordinary shares issuable upon exercise of options within 60 days of October 27, 2023.
(14)	Consists of (i) 37,179 ordinary shares and (ii) 236,030 ordinary shares issuable upon exercise of options within 60 days of October 27, 2023.
(15)

Consists of (i) ordinary shares and ADSs, which if all held in ordinary share form would equal 12,294 ordinary shares (ii) 236,020 ordinary shares issuable upon exercise of options within 60 days of October 27, 2023.

(16)	Consists of 205,990 ordinary shares issuable upon exercise of options within 60 days of October 27, 2023.
(17)	Includes an aggregate of 6,131,100 ordinary shares issuable upon exercise of options within 60 days of October 27, 2023.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION

The following discussion summarizes certain material U.S. federal income tax consequences of the receipt of cash and CVRs in exchange for Orchard ordinary shares or Orchard ADSs pursuant to the Transaction. It is not intended to be a complete analysis or description of all potential U.S. federal income tax consequences of the Transaction. This discussion is based upon the provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the U.S. Treasury Regulations promulgated thereunder and judicial and administrative rulings, all as in effect as of the date of this proxy statement and all of which are subject to change or varying interpretation, possibly with retroactive effect. Any such changes could affect the accuracy of the statements and conclusions set forth herein. The U.S. Internal Revenue Service (the “IRS”) may not agree with the tax consequences described in this discussion.

This discussion assumes that holders of Orchard ordinary shares and Orchard ADSs hold their shares or Orchard ADSs as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a holder of Orchard ordinary shares or Orchard ADSs in light of such holder’s particular circumstances, nor does it discuss the special considerations applicable to holders of Orchard ordinary shares or Orchard ADSs subject to special treatment under the U.S. federal income tax laws, such as, for example, financial institutions or broker-dealers, mutual funds, partnerships or other pass-through entities and their partners or members, tax-exempt organizations, retirement or other tax-deferred accounts, insurance companies, dealers in securities or non-U.S. currencies, traders in securities who elect mark-to-market method of accounting, controlled foreign corporations, passive foreign investment companies, holders subject to the alternative minimum tax, holders who hold their Orchard ordinary shares or Orchard ADSs as part of a hedge, straddle, constructive sale or conversion transaction, U.S. holders (as defined below) whose functional currency is not the U.S. dollar, accrual method holders who prepare an “applicable financial statement” (as defined in Section 451 of the Code) and holders who own or have owned (directly, indirectly or constructively) 5% or more of the Orchard ordinary shares or Orchard ADSs (by vote or value). In addition, this discussion does not address any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction or U.S. federal non-income tax consequences (e.g., the federal estate or gift tax or the application of the Medicare tax on net investment income under Section 1411 of the Code) nor does it address any considerations with respect to the Foreign Account Tax Compliance Act of 2010 (including the U.S. Treasury Regulations promulgated thereunder and any intergovernmental agreements entered into in connection therewith and any laws, regulations or practices adopted in connection with any such agreement).

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds Orchard ordinary shares or Orchard ADSs, the tax treatment of a partner in such partnership generally will depend on the status of the partner and activities of the partnership. If you are a partner of a partnership holding Orchard ordinary shares or Orchard ADSs, you should consult your tax advisor.

All holders should consult their tax advisor to determine the particular tax consequences to them (including the application and effect of any state, local or non-U.S. income and other tax laws) of the receipt of cash and CVRs in exchange for Orchard ordinary shares or Orchard ADSs pursuant to the Transaction.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of Orchard ordinary shares or Orchard ADSs that is, for U.S. federal income tax purposes:

•	an individual citizen or resident of the U.S.;

•	a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the U.S., any state thereof or the District of Columbia;

•

a trust if (1) its administration is subject to the primary supervision of a court within the U.S. and one or more U.S. persons, within the meaning of Section 7701(a)(30) of the Code, have the authority to control all substantial decisions of the trust or (2) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income tax regardless of its source.

A “non-U.S. holder” is a beneficial owner (other than a partnership or an entity classified as a partnership for U.S. federal income tax purposes) of Orchard ordinary shares or Orchard ADSs that is not a U.S. holder.

Material U.S. Federal Income Tax Consequences to U.S. Holders

Consequences of the Transaction

Subject to the PFIC rules discussed below under “—PFIC Considerations,” the receipt of cash and CVRs in exchange for Orchard ordinary shares or Orchard ADSs pursuant to the Transaction will be a taxable transaction for U.S. federal income tax purposes.

The amount of gain or loss a U.S. holder recognizes, and the timing and potential character of a portion of such gain or loss, depends in part on the U.S. federal income tax treatment of the CVRs, which is subject to significant uncertainty. The installment method of reporting any gain attributable to the receipt of or payments on the CVRs will not be available because the Orchard ordinary shares and Orchard ADSs are traded on an established securities market. The receipt of the CVRs pursuant to the Transaction may be treated as either a “closed transaction” or as an “open transaction” for U.S. federal income tax purposes, each as discussed in more detail below.

There is no legal authority expressly addressing whether contingent payment rights with characteristics similar to the rights under the CVRs should be treated as received as part of either a closed transaction or an open transaction, and this determination is inherently factual in nature. Accordingly, U.S. holders are urged to consult their tax advisors regarding this issue. The receipt of the CVRs would generally be treated as an “open transaction” if the value of the CVRs cannot be “reasonably ascertained. ” Treasury Regulations state that only in “rare and extraordinary” cases would the value of contingent payment obligations not be reasonably ascertainable and, therefore, be subject to the open transaction method. Under Treasury Regulations addressing contingent payment obligations analogous to the CVRs, if the fair market value of the CVRs is reasonably ascertainable, a U.S. holder should treat the transaction as a closed transaction and include the fair market value of the CVRs as additional consideration received in the Transaction for purposes of determining gain or loss. It is possible that the CVRs may be treated as debt instruments for U.S. federal income tax purposes. However, as such treatment is unlikely, the discussion below does not address the tax consequences of such a characterization and assumes that the CVRs are not treated as debt instruments for U.S. federal income tax purposes.

The following sections discuss the possible tax treatment if the receipt of cash and CVRs in the Transaction is treated as a closed transaction or, alternatively, as an open transaction. As a non-U.S. entity, KKC does not intend to take a position on whether the receipt of a CVR is a closed transaction or an open transaction, and with respect to the receipt of payments with respect to a CVR.

U.S. holders are urged to consult their tax advisors regarding the proper characterization, method of tax accounting and tax reporting with respect to receipt of a CVR under the closed transaction method or open transaction method, as applicable in their respective case.

Treatment as a Closed Transaction. If the receipt of a CVR is part of a closed transaction for U.S. federal income tax purposes, then a U.S. holder who sells or exchanges Shares pursuant to the Transaction will generally, subject to the PFIC rules discussed below under “—PFIC Considerations,” recognize capital gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between (i) the amount of cash received plus the fair market value (determined as of the Effective Time) of the CVRs received and (ii) the

U.S. holder’s adjusted tax basis in the Orchard ordinary shares or Orchard ADSs sold or exchanged. No express guidance under current U.S. federal income tax law is available regarding the proper method for determining the fair market value of the CVRs. Any capital gain or loss recognized will be long-term capital gain or loss if the U.S. holder’s holding period for such Orchard ordinary shares or Orchard ADSs exceeds one year. The deductibility of capital losses is subject to limitations. Gain or loss generally will be determined separately for each block of Orchard ordinary shares or Orchard ADSs (that is, Orchard ordinary shares or Orchard ADSs acquired at the same cost in a single transaction) exchanged pursuant to the Transaction.

The character of any gain, income or loss recognized with respect to a payment on a CVR is uncertain. Such payments may be treated as payments with respect to a sale or exchange of a capital asset or as giving rise to ordinary income, including in part as imputed interest, as described more fully below. If any payment received by a U.S. holder in respect of a CVR (except to the extent any portion of such payment is required to be treated as imputed interest, as described below) is treated as an amount realized on the disposition of the applicable CVR by the U.S. holder, the U.S. holder should recognize gain equal to the difference between such payment (less any portion of such payment required to be treated as imputed interest, as described below) and the U.S. holder’s adjusted tax basis in the applicable CVR and, if the CVR expires without the milestone being achieved, as described in the CVR Agreement, loss equal to the U.S. holder’s adjusted tax basis in the applicable CVR. A U.S. holder’s adjusted basis in a CVR generally will equal the CVR’s fair market value when the CVR was received pursuant to the Transaction. The gain or loss will generally be long-term capital gain or loss if the U.S. holder has held the applicable CVR for more than one year at the time of such payment or expiry. The deductibility of capital losses is subject to limitations.

Treatment as an Open Transaction. If the receipt of a CVR pursuant to the Transaction is treated as a open transaction for U.S. federal income tax purposes, the fair market value of the CVR will not be treated as additional consideration for the Orchard ordinary shares or Orchard ADSs at the time the CVR is received, and the U.S. holder will not have any tax basis in the CVR. Instead, the U.S. holder will take payments under a CVR into account when made or deemed made in accordance with the U.S. holder’s regular method of accounting for U.S. federal income tax purposes. Generally, a portion of such payments will be treated as imputed interest, as described in more detail below, and the balance as additional consideration recognized in exchange for the Orchard ordinary shares or Orchard ADSs. Although not entirely clear, and subject to the PFIC rules discussed below under “—PFIC Considerations,” the Cash Consideration and the portion of payment on any CVR that is not treated as imputed interest will generally be applied first against a U.S. holder’s adjusted tax basis in the Orchard ordinary shares or Orchard ADSs and any excess thereafter treated as capital gain. A U.S. holder will recognize capital loss with respect to any Orchard ordinary shares or Orchard ADSs to the extent that the holder’s adjusted tax basis in such Orchard ordinary shares or Orchard ADSs exceeds the Cash Consideration plus the payment (other than imputed interest), if any, in respect of the CVR, and a U.S. holder may not be able to recognize such loss until the resolution of all contingencies under the CVR. Any such capital gain or loss will be long-term capital gain or loss if the U.S. holders’ holding period in the Orchard ordinary shares or Orchard ADSs exceeds one year. The deductibility of capital losses is subject to limitations. Gain or loss generally will be determined separately for each block of Orchard ordinary shares or Orchard ADSs (that is, Orchard ordinary shares or Orchard ADSs acquired at the same cost in a single transaction) exchanged pursuant to the Transaction.

Imputed Interest. If the Transaction Agreement and CVR provide for payments to be made more than one year after the Effective Time, a portion of any such payments made more than 6 months after the Effective Time may be treated as imputed interest that is ordinary income to a U.S. holder. The portion of any payment made with respect to a CVR treated as imputed interest will be determined at the time such payment is made and generally should equal the excess of (i) the amount of the payment in respect of the CVR over (ii) the present value of such amount as of the Effective Time, calculated using the applicable federal rate as the discount rate. The applicable federal rate is published monthly by the IRS. The relevant applicable federal rate will be the lower of the lowest applicable federal rate in effect during the three month period ending with the month that includes the date on which the Transaction Agreement was signed, or the lowest applicable federal rate in effect during the three month period ending with the month that includes the date of the consummation of the

Transaction. A U.S. holder must include in its taxable income imputed interest using such stockholder’s regular method of accounting for U.S. federal income tax purposes. U.S. holders are urged to consult their tax advisors regarding the application of the imputed interest rules to the receipt of payments made with respect to a CVR.

PFIC Considerations

The treatment of U.S. holders of Orchard ordinary shares or Orchard ADSs could be materially different from that described above if we are or were treated as a PFIC under U.S. federal income tax principles.

A non-U.S. corporation will be classified as a PFIC for any taxable year in which, after applying certain look-through rules, either:

•	at least 75% of its gross income is passive income (such as interest income); or

•	at least 50% of its gross assets (determined on the basis of a quarterly average) is attributable to assets that produce passive income or are held for the production of passive income.

We will be treated as owning our proportionate share of the assets and earning our proportionate share of the income of any other corporation, the equity of which we own, directly or indirectly, 25% or more (by value).

Based on the composition of our income and assets and the value of our assets for the taxable year ended December 31, 2022, we believe that we were a PFIC for U.S. federal income tax purposes for our taxable year ended December 31, 2022. The Company has preliminarily assessed its PFIC status on an interim basis and it appears the company may be a PFIC for 2023. However, as the assessment is ultimately made on a full year basis, the results may change upon final analysis. However, a separate determination must be made after the close of each taxable year as to whether we are a PFIC for that year. As a result, our PFIC status may change from year to year, and we may be classified as a PFIC currently or in the future. The total value of our assets for purposes of the asset test generally will be calculated using the market price of the Orchard ordinary shares or Orchard ADSs, which may fluctuate considerably. Fluctuations in the market price of the Orchard ordinary shares or Orchard ADSs may result in our being a PFIC for any taxable year. Because these and other facts on which any determination of PFIC status are based may not be known until the close of our current taxable year, there can be no assurances with respect to our PFIC status for such year.

If Orchard were classified as a PFIC for any taxable year (or portion thereof) that is included in a U.S. holder’s holding period for Orchard ordinary shares or Orchard ADSs and the U.S. holder did not make a timely and effective “qualified electing fund” election for each of our taxable years as a PFIC in which the U.S. holder held (or was deemed to hold) Orchard ordinary shares or Orchard ADSs (“QEF Election”), a QEF Election along with a purging election, or a ”mark-to-market” election, then such U.S. holder will generally be subject to special and adverse rules (the “Default PFIC Regime”) with respect to:

•	any gain recognized by the U.S. holder on the sale or other disposition of its Orchard ordinary shares or Orchard ADSs; and

•

any “excess distribution” made to the U.S. holder (generally, any distributions to such U.S. holder during a taxable year of the U.S. holder that are greater than 125% of the average annual distributions received by such U.S. holder in respect of its Orchard ordinary shares or Orchard ADSs during the three preceding taxable years of such U.S. holder or, if shorter, such U.S. holder’s holding period for such Orchard ordinary shares or Orchard ADSs).

Under the Default PFIC Regime:

•	the U.S. holder’s gain or excess distribution will be allocated ratably over the U.S. holder’s holding period for its Orchard ordinary shares or Orchard ADSs;

•

the amount of gain allocated to the U.S. holder’s taxable year in which the U.S. holder recognized the gain or received the excess distribution, or to the period in the U.S. holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

•

the amount of gain allocated to other taxable years (or portions thereof) of the U.S. holder and included in such U.S. holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. holder without regard to such U.S. holder’s other items of income and loss for such taxable year; and

•

an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. holder in respect of the tax attributable to each such other taxable year of such U.S. holder.

Pursuant to these rules, subject to the discussion under “—QEF Elections” and “—Mark-to-Market Elections” below, if we are determined to be a PFIC, any income or gain recognized by a U.S. holder pursuant to the receipt of cash and CVRs (including payments on the CVRs) in exchange for Orchard ordinary shares or Orchard ADSs pursuant to the Transaction would generally be subject to the special and adverse tax rules described above.

QEF Elections. In general, a U.S. holder of Orchard ordinary shares or Orchard ADSs may avoid certain of the adverse PFIC tax consequences described above in respect of the Orchard ordinary shares or Orchard ADSs by making and maintaining a timely and valid QEF Election for the first taxable year in which we were treated as a PFIC that is included in the U.S. holder’s holding period for its Orchard ordinary shares or Orchard ADSs, pursuant to which such electing U.S. holder would be required to include in income its pro rata share of our net capital gains as long-term capital gains and other earnings and profits as ordinary income on a current basis, in each case, whether or not distributed, in the taxable year of the U.S. holder in which or with which our taxable year ends.

Additionally, a U.S. holder generally may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge. A QEF Election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. holder generally makes a QEF Election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC Annual Information Statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF Elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. holders should consult their tax advisors regarding the availability and tax consequences of a retroactive QEF Election under their particular circumstances.

To comply with the requirements of a QEF Election, a U.S. holder must receive a “PFIC Annual Information Statement” from us. Under the Transaction Agreement, KKC shall, or shall cause us to, promptly make available to holders of Orchard ordinary shares the information necessary for any U.S. holder to make a QEF Election with respect to the taxable year that includes the closing date and KKC shall cause us to comply with any reporting or other requirements incidental to such election. KKC may elect to provide such information on our website at www.orchard-tx.com, or may provide such information on KKC’s website at www.kyowakirin.com.

Alternatively, if we are a PFIC in a taxable year and if the U.S. holder does not make and maintain a timely and valid QEF Election for the first taxable year in which we are treated as a PFIC that is included in the U.S. holder’s holding period for its Orchard ordinary shares or Orchard ADSs, the U.S. holder may avoid certain of the adverse PFIC tax consequences described above in respect of public shares by making a timely and valid QEF Election for a subsequent year, along with a “purging election” with respect to its Orchard ordinary shares or Orchard ADSs. Under one type of purging election, the U.S. holder will be deemed to have sold such Orchard ordinary shares or Orchard ADSs at their fair market value and any gain recognized on such deemed sale will be treated as an “excess distribution,” as described above. As a result of this election, the U.S. holder will have additional basis (to the extent of any gain recognized in the deemed sale) and, solely for purposes of the PFIC rules, a new holding period in such holder’s Orchard ordinary shares or Orchard ADSs.

Mark-to-Market Elections. Alternatively, if we are a PFIC and if the Orchard ordinary shares or Orchard ADSs are “regularly traded” on a “qualified exchange,” a U.S. holder could make a mark-to-market election that would result in tax treatment different from the general tax treatment for PFICs described above. For these purposes, the Orchard ordinary shares or Orchard ADSs will be considered regularly traded during any calendar year during which they are traded, other than in de minimis quantities, on at least 15 days during each calendar quarter. Any trades that have as their principal purpose meeting this requirement will be disregarded. The Orchard ADSs are listed on Nasdaq, which is a qualified exchange for these purposes. Consequently, while Orchard ADSs remain listed on Nasdaq and are regularly traded, we expect the mark-to-market election would be available to U.S. holders if we are a PFIC. If a U.S. holder of Orchard ordinary shares or Orchard ADSs makes the mark-to-market election, the U.S. holder generally will recognize as ordinary income any excess of the fair market value of the Orchard ordinary shares or Orchard ADSs at the end of each taxable year over their adjusted tax basis, and will recognize an ordinary loss in respect of any excess of the adjusted tax basis of the public shares over their fair market value at the end of the taxable year, but only to the extent of the net amount of income previously included as a result of the mark-to-market election. If a U.S. holder makes the mark-to-market election, the U.S. holder’s tax basis in the Orchard ordinary shares or Orchard ADSs will be adjusted to reflect the income or loss amounts recognized. Any gain recognized on the sale or other disposition of Orchard ordinary shares or Orchard ADSs in a year in which we are a PFIC will be treated as ordinary income and any loss will be treated as an ordinary loss (but only to the extent of the net amount of income previously included as a result of the mark-to-market election, with any excess treated as a capital loss). U.S. holders should consult their tax advisors regarding the availability and advisability of making a mark-to-market election in their particular circumstances. U.S. holders should note that there is no provision in the Code, Treasury regulations or other official IRS guidance that would give them the right to make a mark-to-market election with respect to any entity in which we own interests that is also a PFIC (a “Lower-tier PFIC”), the shares of which are not regularly traded, and, therefore, the general rules applicable to ownership of a PFIC described above could continue to apply to a U.S. holder with respect to any Lower-tier PFIC, even if the U.S. holder made a mark-to-market election with respect to its Orchard ordinary shares or Orchard ADSs.

Unless otherwise provided by the U.S. Treasury, each U.S. holder of a PFIC is required to file an Annual Report containing such information as the U.S. Treasury may require. A U.S. holder’s failure to file the Annual Report will cause the statute of limitations for such U.S. holder’s U.S. federal income tax return to remain open with regard to the items required to be included in such report until three years after the U.S. holder files the Annual Report, and, unless such failure is due to reasonable cause and not willful neglect, the statute of limitations for the U.S. holder’s entire U.S. federal income tax return will remain open during such period. U.S. holders should consult their tax advisors regarding the requirements of filing such information returns under these rules.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE RECEIPT OF CASH, CVRS AND PAYMENTS ON THE CVRS IN EXCHANGE FOR ORCHARD ORDINARY SHARES OR ORCHARD ADSS PURSUANT TO THE TRANSACTION, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Material U.S. Federal Income Tax Consequences to Non-U.S. Holders

Subject to the discussion below under “—Information Reporting and Backup Withholding,” any gain recognized on the receipt of cash and CVRs pursuant to the Transaction by a non-U.S. holder, generally will not be subject to U.S. federal income tax unless:

1.

the income or gain is effectively connected with a U.S. trade or business of such non-U.S. holder (and, if required by an applicable income tax treaty, is also attributable to a permanent establishment or, in the case of an individual, a fixed base in the U.S. maintained by such non-U.S. holder), in which case the non-U.S. holder generally will be subject to tax on such income or gain in the same manner as a U.S. holder and, if the non-U.S. holder is a non-U.S. corporation, such corporation may be subject to branch profits tax at the rate of 30% on the effectively connected gain (or such lower rate as may be specified by an applicable income tax treaty);

2.

the non-U.S. holder is a nonresident alien individual who is present in the U.S. for 183 days or more in the taxable year of the Transaction and certain other conditions are met, in which case the non-U.S. holder generally will be subject to tax at a 30% rate (or a lower applicable income tax treaty rate) on any such U.S. source gain (other than gain effectively connected with a U.S. trade or business), which may be offset by U.S. source capital losses.

Information Reporting and Backup Withholding

Holders may, under certain circumstances, be subject to information reporting and backup withholding (currently at a rate of 24%) with respect to the cash and CVRs (including payments with respect thereto) received pursuant to the Transaction, unless such holder properly establishes an exemption (including by establishing its status as a non-U.S. holder by providing an applicable, properly completed IRS Form W-8) or provides its correct taxpayer identification number and otherwise complies with the applicable requirements of the backup withholding rules (including, in the case of a U.S. holder, by providing a properly completed IRS Form W-9). Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules can be refunded or credited against a holder’s U.S. federal income tax liability, if any; provided that such holder furnishes the required information to the Internal Revenue Service in a timely manner.

Tax information provided to a U.S. holder and the IRS on IRS Form 1099-B for the year of the Transaction may reflect only the cash amounts paid to the U.S. holder on the Transaction and not the fair market value of the U.S. holder’s interest in payments made (or to be made) with respect to the CVRs. Accordingly, a U.S. holder that treats the Transaction as a “closed transaction” for U.S. federal income tax purposes may receive an IRS Form 1099-B reporting an amount received that is less than the amount such U.S. holder will realize in the year of the Transaction. In addition, any IRS Form 1099-B a U.S. holder receives with respect to payments on the CVRs may reflect the entire amount of the payments paid to the U.S. holder (except imputed interest) and therefore may not take into account the fact that the U.S. holder already included the value of such payments in such U.S. holder’s amount realized in the year of the Transaction. As a result, U.S. holders reporting under this method should not necessarily rely on the amounts reported to them on IRS Forms 1099-B with respect to the Transaction.

In addition, individuals that own “specified foreign financial assets” may be required to file an information report (Internal Revenue Service Form 8938) with respect to such assets with their tax returns. Orchard ordinary shares and Orchard ADSs generally will constitute specified foreign financial assets subject to these reporting requirements, unless the Orchard ordinary shares or Orchards ADSs are held in an account at a financial institution (which, in the case of a foreign financial account, may also be subject to reporting). Additionally, under recently finalized U.S. Treasury Regulations, a domestic corporation, domestic partnership, or trust (as described in Section 7701(a)(30)(E) of the Code) which is formed or availed of for purposes of holding, directly or indirectly, specified foreign financial assets may be subject to these rules.

Holders should consult their tax advisors regarding the information reporting and backup withholding requirements in connection with their receipt of cash and CVRs (including payments with respect thereto) pursuant to the Transaction.

MATERIAL UNITED KINGDOM TAX CONSEQUENCES OF THE TRANSACTION

The following discussion is a summary of certain aspects of the UK taxation treatment of certain Orchard shareholders or holders of Orchard ADSs in respect of the disposal of Orchard ordinary shares pursuant to the Transaction. The discussion is based on current UK legislation as applied in England and Wales and published HM Revenue and Customs (“HMRC”) practice (which may not be binding on HMRC) as at the date of this document, both of which are subject to change, possibly with retrospective effect.

The discussion is intended as a general guide to limited aspects of the UK taxation treatment of the disposal of Orchard ordinary shares pursuant to the Transaction by Orchard shareholders or holders of Orchard ADSs who: (a) are resident (and in the case of individuals, resident and domiciled or deemed domiciled) in (and only in) the UK for UK tax purposes, (b) to whom split year treatment does not apply, (c) who are absolute beneficial owners of their Orchard ordinary shares and any dividends paid on them, and (d) who hold their Orchard ordinary shares as an investment (other than in an Individual Savings Account, a Self-Invested Personal Pension or as carried interest) and not as securities to be realised in the course of trade (a “UK Shareholder”).

In particular, the discussion does not deal with certain types of Orchard shareholders or holders of Orchard ADSs, such as (but not limited to) charities, trustees, pension schemes, traders, brokers, dealers in securities, market makers, banks, financial institutions, investment companies, persons exempt from taxation, persons not domiciled or resident in the UK, persons who have or could be treated for tax purposes as having acquired their Orchard shares or Orchard ADSs by reason of their employment or as carried interest, persons holding Orchard shares or Orchard ADSs as part of hedging or conversion transactions, persons subject to UK tax on remittance basis, collective investment schemes and insurance companies.

The discussion set out in the paragraphs below does not constitute legal or tax advice and does not purport to be an exhaustive or complete analysis of all tax considerations relating to the Transaction.

IF YOU ARE IN ANY DOUBT ABOUT YOUR TAX POSITION OR YOU ARE SUBJECT TO TAXATION IN ANY JURISDICTION OTHER THAN THE UNITED KINGDOM, YOU SHOULD CONSULT AN APPROPRIATELY QUALIFIED INDEPENDENT PROFESSIONAL ADVISER IMMEDIATELY.

UK Taxation of Disposals – UK Shareholders

A UK Shareholder whose Orchard ordinary shares are transferred pursuant to the Scheme of Arrangement will be disposing them for the purposes of UK capital gains tax (“CGT”) or corporation tax on chargeable gains (as applicable).

A disposal of Orchard ordinary shares by a UK Shareholder may, depending on the UK Shareholder’s circumstances and subject to any available exemptions and reliefs, give rise to a chargeable gain or an allowable loss for the purposes of UK taxation of chargeable gains.

Individuals

Subject to any available reliefs and exemptions and depending on the individual’s personal circumstances (including other taxable income and gains in the relevant tax year), chargeable gains (for the purposes of UK taxation of chargeable gains) arising on the disposal of Orchard ordinary shares by an individual UK Shareholder will be subject to CGT at the rate of 10 percent or 20 percent.

For the purposes of calculating CGT on any chargeable gains arising on the disposal of Orchard ordinary shares, the consideration received by an individual UK Shareholder shall be the sterling equivalent, computed at the applicable spot rate on the closing date, of: (a) the Cash Consideration received by the UK Shareholder, and (b) the amount of the CVR Payment that such UK Shareholder is entitled to receive (plus, in each case, the amount of any Orchard ADS Fees for which the Shareholder is liable which has been deducted therefrom).

No indexation allowance will be available to an individual UK Shareholder in respect of any disposal of Orchard ordinary shares. The annual exempt amount of CGT (currently £6000, but to be reduced to £3000 from 6 April 2024) may, however, be available to individual UK Shareholders to offset against chargeable gains realized on the disposal of their Orchard ordinary shares.

Corporates

Subject to any available reliefs and exemptions, chargeable gains (for the purposes of UK taxation of chargeable gains) arising on the disposal of Orchard ordinary shares by a UK Shareholder within the charge to UK corporation tax will be subject to UK corporation tax (the current main rate of UK corporation tax is 25 percent).

The consideration received by a UK Shareholder for the purposes of calculating UK corporation tax on any chargeable gains arising on the disposal of the Orchard ordinary shares shall be: (a) the Cash Consideration received by the UK Shareholder, and (b) the amount of the CVR Payment that such UK Shareholder is entitled to receive (plus, in each case, the amount of any Orchard ADS Fees for which the Shareholder is liable which has been deducted therefrom).

For UK Shareholders that are companies whose relevant currency for the purposes of Section 9C of Corporation Tax Act 2010 at the closing date is sterling, any chargeable gain or loss should be calculated in sterling, converting the US dollar Cash Consideration and the amount of the CVR Payment into sterling at the applicable spot rate on the closing date.

For UK Shareholders that are companies whose relevant currency for the purposes of Section 9C of the Corporation Tax Act 2010 at the closing date is not sterling, any chargeable gain or loss should first be calculated in the company’s relevant currency, converting the US dollar Cash Consideration and the amount of the CVR Payment into the relevant currency at the applicable spot rate on the closing date, and then the resulting gain or loss should be converted from the relevant currency into sterling using the applicable spot rate on the closing date.

For UK Shareholders within the charge to UK corporation tax, indexation allowance may be available where the Orchard ordinary shares were acquired prior to December 31, 2017 in respect of the period of ownership of the Orchard ordinary shares up to and including December 31, 2017 to reduce any chargeable gain arising (but not to create or increase any allowable loss) on the disposal of their Orchard ordinary shares pursuant to the Transaction.

UK Taxation of Disposals—Non-UK Shareholders

A “non-UK Shareholder” for the purposes of the following paragraphs means any Orchard shareholder or holder of Orchard ADSs that is not resident or domiciled for UK tax purposes in the UK (and has not within the past five years been so resident or domiciled in the UK).

An individual non-UK Shareholder that does not conduct any trade, profession or vocation in the UK to which the shares are attributable should not be liable to CGT on chargeable gains realized on the disposal of their Orchard ordinary shares pursuant to the Transaction.

A company which is a non-UK Shareholder should not be liable for UK corporation tax on chargeable gains realized on the disposal of its Orchard ordinary shares pursuant to the Transaction unless it carries on a trade in the UK through a permanent establishment to which those shares are attributable.

Stamp Duty and Stamp Duty Reserve Tax (“SDRT”)

Any UK stamp duty and SDRT payable as a result of the transfer of the Orchard ordinary shares under the Scheme of Arrangement shall not be payable by the Orchard shareholders or holders of Orchard ADSs.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding”, potentially means extra convenience for shareholders and cost savings for companies.

Brokers with account holders who are Orchard shareholders may be “householding” our proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker and direct your request to Orchard’s Company Secretary at 245 Hammersmith Road, 3rd Floor, London, England W6 8PW, or by telephone at +44 (0) 203 808 8286.

Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

SHAREHOLDER PROPOSALS

It is expected that Orchard will not hold its 2024 Annual General Meeting unless the Transaction is not completed prior to April 30, 2024.

SEC rules permit Orchard shareholders to submit proposals to be included in Orchard’s proxy materials if the shareholder and the proposal satisfy the requirements specified in Rule 14a-8 of the Exchange Act. To be submitted for inclusion in the proxy statement for the 2024 Annual General Meeting, shareholder proposals must have satisfied all applicable requirements of Rule 14a-8 and must have been received by the Secretary of Orchard at 245 Hammersmith Road, 3rd Floor, London, England W6 8PW, no later than December 29, 2023, except that if the 2024 Annual General Meeting does not take place within 30 days from June 14, 2024, then the deadline will be a reasonable time before Orchard begins to print and send its proxy materials (which deadline Orchard would announce when it announces the date of the General Meeting).

Proposals received after this timeframe will not be included in Orchard’s proxy materials for the 2024 Annual General Meeting. The form and substance of these proposals must satisfy the requirements established by Orchard Articles of Association, the Nominating and Governance Committee charter and the SEC, and the timing for the submission of any such proposals may be subject to change as a result of changes in SEC rules and regulations. Under section 338 of the Companies Act, shareholders representing at least 5% of holders entitled to vote on a resolution at an annual General Meeting may require Orchard to include such resolution in its notice of an annual General Meeting.

Provided the applicable thresholds are met, notice of the resolution must be received by Orchard at the Office of the Corporate Secretary, 245 Hammersmith Road, 3rd Floor, London, England W6 8PW at least six weeks prior to the date of the annual General Meeting, or, if later, at the time notice of the annual General Meeting is delivered to shareholders.

Additionally, shareholders who intend to nominate a director to be elected at the 2024 Annual General Meeting must provide the Secretary of the Company with written notice of such nomination no later than 60 days prior to the date of such meeting, together with written notice signed by the director nominee regarding his or her willingness to be elected. Any shareholder seeking to recommend a director candidate or any director candidate who wishes to be considered by the Nominations and Governance Committee, the committee that recommends a slate of nominees to the Orchard Board for election at each Annual General Meeting, must also provide the Secretary of the Company with: the name and address of the shareholder seeking to recommend a director candidate; a representation that the shareholder is a record holder of Orchard’s securities (or, if the shareholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Exchange Act); the name, age, business and residential address, educational background, current principal occupation or employment for the preceding five full fiscal years of the proposed director candidate; a description of the qualifications and background of the proposed director candidate, which addresses the minimum qualifications and other criteria for Orchard Board membership approved by the Board from time to time; a description of all arrangements or understandings between the shareholder and the proposed director candidate; the consent of the proposed director candidate to be named in the proxy statement relating to the Orchard’s Annual General Meeting and to serve as a director if elected at such annual General Meeting; and any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to SEC rules, if then required. Director candidates who are then approved by the Orchard Board will be included in Orchard’s proxy statement for that annual General Meeting.

WHERE YOU CAN FIND MORE INFORMATION

Orchard files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC filings of Orchard are available to the public at the SEC website at www.sec.gov. In addition, you may obtain free copies of the documents Orchard files with the SEC by going to Orchard’s Internet website at ir.orchard-tx.com/financial-information/sec-filings. The Internet website addresses of Orchard are provided as inactive textual references only. The information provided on the Internet website of Orchard, other than copies of the documents listed below that have been filed with the SEC, is not part of this proxy statement and, therefore, is not incorporated herein by reference. Copies of the documents filed with the SEC by Orchard will be available free of charge on Orchard’s website at ir.orchard-tx.com or by contacting Orchard’s Investor Relations Department at investors@orchard-tx.com.

Statements contained in this proxy statement, or in any document incorporated by reference into this proxy statement regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows Orchard “incorporate by reference” into this proxy statement documents Orchard files with the SEC. This means that Orchard can disclose important information to you by referring you to those documents. The information incorporated by reference into this proxy statement is considered to be a part of this proxy statement, and later information that Orchard files with the SEC will update and supersede that information. Orchard incorporates by reference the documents listed below and any documents filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the Shareholder Meetings.

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 14, 2023;

•	Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2023, June 30, 2023, and September 30, 2023, filed with the SEC on May 15, 2023, August 10, 2023, and November 13, 2023;

•	Current Reports on Form 8-K, filed with the SEC on October 5, 2023; and

•

Portions of the Definitive Proxy Statement on Schedule 14A filed with the SEC on April  27, 2023 that are incorporated by reference in Orchard’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Notwithstanding the foregoing, information furnished by Orchard under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including the related exhibits, that, pursuant to and in accordance with the rules and regulations of the SEC, is not deemed “filed” for purposes of the Exchange Act will not be deemed to be incorporated by reference into this proxy statement, unless expressly stated otherwise therein.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT TO VOTE AT THE SHAREHOLDER MEETINGS. ORCHARD HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED NOVEMBER 16, 2023. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO SHAREHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Annex A

TRANSACTION AGREEMENT

by and between

KYOWA KIRIN CO., LTD.

and

ORCHARD THERAPEUTICS PLC

Dated as of

October 5, 2023

-i-

-ii-

ANNEXES

Annex A – Definitions

Annex B – Form of Scheme of Arrangement

Annex C – Form of Apple Shareholder Resolution

Annex D – Form of CVR Agreement

-iii-

TRANSACTION AGREEMENT

This TRANSACTION AGREEMENT (this “Agreement”), dated as of October 5, 2023, is by and between Kyowa Kirin Co., Ltd., a Japanese joint stock company (kabushiki kaisha) (“Purchaser”) and Orchard Therapeutics plc, a public limited company incorporated under the laws of England and Wales with registered number 11494381 (“Apple” and, together with Purchaser the “Parties”). All capitalized terms used in this Agreement shall have the meanings ascribed to such terms in Annex A or as otherwise defined elsewhere in this Agreement.

WITNESSETH:

WHEREAS, the Parties intend that the entire issued and to be issued share capital of Apple be acquired by Purchaser (and/or its Nominee(s)) by means of the Scheme of Arrangement on the terms and subject to the conditions set out in this Agreement (the “Transaction”);

WHEREAS, the board of directors of Apple (the “Apple Board”) has unanimously resolved (i) that the entry by Apple into this Agreement, and the implementation of the Transaction and the Scheme of Arrangement, is fair to Apple and the Apple shareholders and likely to promote the success of Apple for the benefit of the Apple Shareholders as a whole, (ii) that the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Transaction and the Scheme of Arrangement, be and is approved, (iii) to unanimously recommend to the Apple Shareholders the approval of the Scheme of Arrangement at the Scheme Meeting and the passing of the Apple Shareholder Resolution at the Apple GM; and (iv) that the Scheme of Arrangement be submitted for approval by Apple Shareholders.

WHEREAS, the board of directors of Purchaser (the “Purchaser Board”) has approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Transaction;

WHEREAS, subject to the terms and conditions of this Agreement, at or prior to the Effective Time, Purchaser and a rights agent mutually agreeable to Purchaser and Apple (the “Rights Agent”) will enter into a Contingent Value Rights Agreement in substantially the form attached hereto as Annex D (subject to changes permitted by Section 7.02) (the “CVR Agreement”);

WHEREAS, concurrently with the execution of this Agreement, certain holders of Apple Ordinary Shares and/or Apple ADSs have entered into irrevocable undertakings to vote (or, where applicable, cause to vote) in favor of all resolutions relating to the approval of the Scheme of Arrangement at the Scheme Meeting and the Apple Shareholder Resolution at the Apple GM; and

WHEREAS, Apple and Purchaser desire to make certain representations, warranties, covenants and agreements specified herein in connection with this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, Apple and Purchaser agree as follows:

ARTICLE I

THE TRANSACTION

Section 1.01    The Transaction. At the Effective Time, upon the terms and subject to the conditions set forth in this Agreement, Purchaser (and/or its Nominee(s)) shall acquire the Scheme Shares pursuant to the Scheme of

Arrangement. The Scheme Shares will be acquired fully paid, with full title guarantee, free from all Liens (other than transfer restrictions arising under applicable securities laws) and together with all rights at the Effective Time or thereafter attached or relating thereto, including voting rights and the right to receive and retain all dividends and other distributions (if any) and any other return of capital (whether by way of reduction of share capital or share premium account or otherwise) thereon.

Section 1.02    Closing. Unless otherwise mutually agreed in writing between Purchaser and Apple, the closing of the Transaction (the “Closing”) shall occur no later than the second Business Day following the satisfaction or (to the extent permitted by Applicable Law) waiver of the conditions set forth in Article IX (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions). The date on which the Closing actually occurs is referred to as the “Closing Date”. To the extent that documents and signatures are required to be executed or provided at the Closing such matters shall be dealt with by way of a virtual closing through electronic exchange of documents and signatures.

Section 1.03    Delivery of Court Order. On the Closing Date, in connection with the Closing, Apple shall (i) deliver, or cause to be delivered, the order of the Court sanctioning the Scheme of Arrangement (such order, the “Court Order”) to the Registrar of Companies for England and Wales, and the Scheme of Arrangement shall become effective upon such delivery in accordance with its terms (the date and time of such delivery being the time that the Scheme of Arrangement shall become effective, herein referred to as the “Effective Time”) and (ii)  deliver a copy of the Court Order to Purchaser together with appropriate evidence of the Effective Time.

ARTICLE II

TRANSFER OF SCHEME SHARES

Section 2.01    Transfer of Scheme Shares.

(a)    At the Effective Time, the Scheme Shares shall be transferred from the Scheme Shareholders to Purchaser (and/or its Nominee(s)) in accordance with the provisions of this Agreement and the Scheme of Arrangement, and the Scheme Shareholders shall cease to have any rights with respect to the Scheme Shares, except their rights, in accordance with the terms of the Scheme of Arrangement, to receive, in exchange for each Scheme Share so transferred, (i) $1.60 (one U.S. dollar and sixty U.S. cents) in cash, without interest (the “Cash Consideration”), plus (ii) one (1) contractual contingent value right per Scheme Share (each, a “CVR”), which shall represent the right to receive a contingent payment, upon the terms and subject to the conditions of the CVR Agreement, without interest (the Cash Consideration plus one (1) CVR, collectively, the “Transaction Consideration”). Notwithstanding the foregoing, holders of Apple Deferred Shares shall not be entitled to the Transaction Consideration. For the avoidance of doubt, the Parties acknowledge that, although the holders of Apple ADSs are not Scheme Shareholders by virtue of their holdings of Apple ADSs, the Depositary Shares are Scheme Shares to be transferred pursuant to the Scheme of Arrangement and accordingly, immediately following the Effective Time and as an indirect consequence of the Scheme of Arrangement, the holders of Apple ADSs shall cease to have any rights with respect to the Apple ADSs except for the right to receive (in the case of certificated Apple ADSs, if any, in exchange for surrendering each Apple ADS to the Depositary (or the Depositary Custodian)), for each Apple ADS, (x) $16.00 (sixteen U.S. dollars and zero U.S. cents) in cash, without interest (the “Per ADS Cash Consideration”), and (y) ten (10) CVRs (the “Per ADS CVR” and, together with the Per ADS Cash Consideration, the “Per ADS Transaction Consideration”), in each case subject to the terms and conditions set forth in this Agreement, the Scheme of Arrangement, the CVR Agreement and the Deposit Agreement. As soon as reasonably practicable after the Effective Time, and subject to the stamping of any relevant instruments of transfer (to the extent required), the Register of Members of Apple will be updated in accordance with this Agreement and the Scheme of Arrangement to reflect the transfer of the Scheme Shares to Purchaser (and/or its Nominee(s)), as contemplated hereby and thereby.

(b)    Prior to the Effective Time, Purchaser shall appoint a commercial bank or trust company reasonably acceptable to Apple (the “Paying Agent”) and enter into a paying agent agreement with the Paying Agent reasonably acceptable to Apple. At or as promptly as practicable following the Effective Time (and in any event no later than two Business Days following the Effective Time), Purchaser shall procure the deposit with the Paying Agent, for the benefit of the Scheme Shareholders, of cash in an amount equal to the aggregate amount of Cash Consideration. All cash deposited with the Paying Agent pursuant to the preceding sentence shall hereinafter be referred to as the “Apple Payment Fund”. Such fund shall not be used for any purpose other than as expressly set forth in this Agreement, provided that such fund may be invested by the Paying Agent as directed by Purchaser; provided further that such investments shall be (A) in obligations of or guaranteed by the United States of America, (B) in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc or Standard & Poor’s Corporation, respectively, (C) in certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $5 billion, or (D) in money market funds having a rating agency at the time of acquisition or a combination of the foregoing and, in any such case, no such instrument shall have a maturity exceeding three (3) months. Such fund shall not be used for any purpose other than to pay aggregate amount of Cash Consideration. To the extent that such fund diminishes for any reason below the level required to make prompt payment of the Cash Consideration, Purchaser shall promptly replace or restore, or cause to be replaced or restored, the lost portion of such fund so as to ensure that it is, at all time, maintained at a level sufficient to make such payments. For the avoidance of doubt, Purchaser shall not be required to deposit any funds related to any CVR with the Rights Agent unless and until such deposit is required pursuant to the CVR Agreement. No interest shall be paid or shall accrue for the benefit of Scheme Shareholders on any part of the Transaction Consideration. Notwithstanding anything to the contrary in this Section 2.01(b), all obligations of Purchaser with respect to deliverables required to be provided by Purchaser to the Paying Agent in respect of the Depositary Shares shall be satisfied to the extent Purchaser provides such deliverables directly to the Depositary (or, to the extent that the Depositary is not itself the registered holder of the relevant Scheme Shares that underly the Apple ADSs, whichever nominee, custodian or other entity is the Scheme Shareholder in respect of such Scheme Shares (the “Depositary Custodian”)) pursuant to the procedures contemplated by Section 2.01(c).

(c)    Prior to the Effective Time, Apple and Purchaser shall establish procedures with the Depositary that are reasonably acceptable to Apple and Purchaser to ensure that (i) the Depositary (or the Depositary Custodian) shall promptly deliver the Per ADS Transaction Consideration to each holder of an Apple ADS (in the case of certificated Apple ADSs, that has duly surrendered such certificated Apple ADSs to the Depositary (or the Depositary Custodian)), (ii) any funds unclaimed by holders of Apple ADS shall be treated, as closely as reasonably possible, in the same manner as provided under Section 2.01(d), and (iii) if reasonably practicable, the aggregate Per ADS Transaction Consideration in respect of the Depositary Shares will be delivered directly by Purchaser to the Depositary rather than through the Paying Agent. If reasonably deemed necessary by the Parties in furtherance of the establishment of such procedures, Apple shall enter into one or more amendments to the Deposit Agreement that are reasonably acceptable to the Depositary, Apple and Purchaser, and the Parties shall deliver any certificates and opinions of counsel reasonably requested by the Depositary in connection therewith. The Apple ADS holders will bear all fees, charges and expenses that they are required to bear under the Deposit Agreement in connection with the Transaction and the other transactions contemplated hereby, the cancellation of the Apple ADSs and the receipt of the Per ADS Transaction Consideration. No interest will be paid or accrued on any amount payable in respect of the Apple ADSs.

(d)    Any portion of the Apple Payment Fund that has not been transferred to the holders of Scheme Shares within twelve months of the Closing Date shall be delivered to Purchaser or its designee(s) promptly upon demand by Purchaser (it being understood that no such delivery shall affect any legal right that a Scheme Shareholder may have to receive the Cash Consideration), and thereafter such Scheme Shareholders shall be entitled to look only to Purchaser for, and Purchaser shall remain liable for, payment of their claims for the Cash Consideration pursuant to the provisions of this Article II.

(e)    To the fullest extent permitted by Applicable Law, none of Purchaser (and/or its Nominee(s)), any member of the Purchaser Group, Apple, the Paying Agent, the Depositary (or the Depositary Custodian) or any other Person acting as agent for, or otherwise at the direction of, any of the foregoing Persons, including any of their respective Affiliates, directors, officers or employees, will be liable to Apple, Scheme Shareholders or any other Person in respect of the Cash Consideration from the Apple Payment Fund, any CVR or any other cash or property delivered to a public official pursuant to any applicable abandoned property, escheat or similar Applicable Laws.

(f)    If, between the date of this Agreement and the Effective Time, the outstanding Apple Ordinary Shares shall have been changed to, or exchanged for, a different number or class of shares or securities by reason of any stock dividend, bonus issue, scrip dividend, subdivision, reorganization, merger, consolidation, reclassification, redesignation, recapitalization, share split, reverse share split, combination or exchange of shares, or a stock or scrip dividend shall be declared with a record date within such period, or any similar event shall have occurred (or if the number of Apple Ordinary Shares represented by each Apple ADS shall have been changed pursuant to the Deposit Agreement), then the amount of the Transaction Consideration (and/or the Per ADS Transaction Consideration) shall be appropriately adjusted to provide to Purchaser and the Scheme Shareholders the same economic effect as contemplated by this Agreement prior to such event; provided, that nothing in this Section 2.01(f) shall be construed to permit Apple to take any action with respect to its securities that is prohibited by Section  6.01 or the other terms of this Agreement.

Section 2.02    Treatment of Equity Awards and Warrants.

(a)    Prior to the Effective Time, each holder of an In-the-Money Vested Apple Share Option (as defined below) shall be provided the opportunity to exercise such holder’s In-the-Money Vested Apple Share Option, for such period determined by the Apple Board that ends on or prior to the tenth Business Day prior to the Effective Time.

(b)    At the Effective Time, each vested Apple Share Option that has a per share exercise price that is less than the Cash Consideration (each, an “In-the-Money Vested Apple Share Option”) that is outstanding and unexercised immediately prior to the Effective Time shall, by virtue of the Transaction, automatically and without any action on the part of the Parties or the holder thereof, be canceled and converted into the right to receive, for each Apple Ordinary Share underlying such In-the-Money Vested Apple Share Option, without interest and subject to deduction and withholding for employee income tax and employee National Insurance contributions or social security contributions, (i) an amount in cash equal to the excess of the Cash Consideration over the per share exercise price of such In-the-Money Vested Apple Share Option and (ii) one CVR. Purchaser shall cause Apple (or another applicable Subsidiary of Purchaser) to pay such cash amount through the payroll systems of Apple (or another applicable Subsidiary of Purchaser) and deliver such CVR as soon as practicable on or following the Effective Time (but in no event later than the first ordinary payroll of Apple (or another applicable Subsidiary of Purchaser) following the Effective Time).

(c)    At the Effective Time, each unvested Apple Share Option that has a per share exercise price that is less than the Cash Consideration (each, an “In-the-Money Unvested Apple Share Option”) that is outstanding immediately prior to the Effective Time, shall, by virtue of the Transaction, automatically and without any action on the part of the Parties or holder thereof, be canceled without payment of any consideration being made in respect thereof.

(d)    Each Apple Share Option, whether vested or unvested, with an exercise price per share equal to or greater than the Cash Consideration shall, by virtue of the Transaction, automatically and without any action on the part of the Parties or the holder thereof, be canceled at the Effective Time without payment of any consideration being made in respect thereof.

(e)    At the Effective Time, by virtue of the Transaction, automatically and without any action on the part of the Parties or the holder thereof, each Apple RSU that is vested and outstanding immediately prior to the Effective Time, shall be canceled and converted into the right to receive, for each Apple Ordinary Share underlying such Apple RSU, without interest and subject to deduction and withholding for employee income tax and employee National Insurance contributions or social security contributions, (i) an amount in cash equal to the Cash Consideration and (ii) one CVR. Purchaser shall cause Apple (or another applicable Subsidiary of Purchaser) to pay such cash amount through the payroll systems of Apple (or another applicable Subsidiary of Purchaser) and deliver such CVR as soon as practicable on or following the Effective Time (but in no event later than the first ordinary payroll of Apple (or another applicable Subsidiary of Purchaser) following the Effective Time).

(f)    At the Effective Time, each Apple RSU that is outstanding and unvested immediately prior to the Effective Time (an “Unvested Apple RSU”), shall, by virtue of the Transaction, automatically and without any action on the part of the Parties or holder thereof, be canceled without payment of any consideration being made in respect thereof.

(g)    At the Effective Time, by virtue of the Transaction, automatically and without any action on the part of the Parties or the holder thereof, each Apple PSU that is vested and outstanding immediately prior to the Effective Time, shall be canceled and converted into the right to receive, for each Apple Ordinary Share underlying such Apple PSU, determined based on maximum level of achievement for all performance objectives, without interest and subject to deduction and withholding for employee income tax and employee National Insurance contributions or social security contributions, (i) an amount in cash equal to the Cash Consideration and (ii) one CVR. Purchaser shall cause Apple (or another applicable Subsidiary of Purchaser) to pay such cash amount through the payroll systems of Apple (or another applicable Subsidiary of Purchaser) and deliver such CVR as soon as practicable on or following the Effective Time (but in no event later than the first ordinary payroll of Apple (or another applicable Subsidiary of Purchaser) following the Effective Time).

(h)    At the Effective Time, each Apple PSU that is outstanding and unvested as of immediately prior to the Effective Time (an “Unvested Apple PSU”), shall, by virtue of the Transaction, automatically and without any action on the part of the Parties or holder thereof, be canceled without payment of any consideration being made in respect thereof.

(i)    The Purchaser agrees that it will, conditional on the Closing, implement a new transitional cash plan (“Transitional Cash Plan”) and grant (or procure the grant) of cash awards (each, a “Transition Award”) under such Transitional Cash Plan to all holders of In-the-Money Unvested Apple Share Options, Unvested Apple RSUs and/or Unvested Apple PSUs immediately prior to the Effective Time (the “Unvested Awards”) that are cancelled by virtue of the Transaction for no consideration (each a “Relevant Participant”).

(j)     The Transition Awards in respect of each Relevant Participant will be equal to the aggregate of the value of (i) the excess, if any, of the Cash Consideration over the per share exercise price, if any, for each Apple Ordinary Share underlying such Unvested Award (in the case of Apple PSUs, determined based on maximum level of achievement for all performance objectives) (the “Unvested Cash Consideration”), and (ii) one CVR for each Apple Ordinary Share underlying such Unvested Award (in the case of Apple PSUs, determined based on maximum level of achievement for all performance objectives) (the “Unvested CVR Consideration”). Purchaser further agrees that the grant of each Transition Award under the Transitional Cash Plan will be documented in a separate agreement between Purchaser and each Relevant Participant, with such grant conditional on the Closing.

(k)    Purchaser agrees that, subject to Section 2.02 of the Apple Disclosure Schedule, the Transition Awards will vest and the Unvested Cash Consideration and the Unvested CVR Consideration shall be paid at the same time as the Unvested Awards would have vested pursuant to its original terms, subject to the Relevant Participant’s continued service with Purchaser and its Subsidiaries through each applicable vesting date; provided, however, that any portion of the Transition Award that, per the terms of the original Unvested Award, remains outstanding and unvested as of December 31, 2024, shall vest on December 31, 2024 (subject to the Relevant Participant’s continued service with the Purchaser and its Subsidiaries through such date) and the Unvested Cash Consideration shall be paid no later than December 31, 2024 (subject to the Relevant Participant’s continued service with the Purchaser and its Subsidiaries through such date), in each case, without interest and less any required deductions and withholdings for employee income tax and employee National Insurance contributions or social security contributions. For the avoidance of doubt, (i) the Transition Awards will not be subject to any performance conditions and (ii) Purchaser shall cause Apple (or another applicable Subsidiary of Purchaser) to pay the Unvested Cash Consideration through the payroll systems of Apple (or another applicable Subsidiary of Purchaser) and deliver the Unvested CVR Consideration as soon as practicable following the applicable vesting date of the applicable Transition Awards (but in no event later than the first ordinary payroll of Apple (or another applicable Subsidiary of Purchaser) following the applicable vesting date).

(l)    As soon as practicable, but in no event later than ten (10) Business Days, following the date of this Agreement, the Apple Board (or, if applicable, any committee thereof administering the Apple ESPP) shall (i) amend the Apple ESPP, effective immediately such that no additional Offering (as defined in the Apple ESPP) shall be commenced between the date of this Agreement and the Effective Time, (ii) provide that each Offering that would otherwise extend beyond the Effective Time shall have an Exercise Date (as defined in the Apple ESPP) that is no later than seven (7) Business Days prior to the anticipated Effective Time, (iii) provide that each Apple ESPP participant’s accumulated contributions under the Apple ESPP shall be used to purchase Apple Ordinary Shares or Apple ADSs, as applicable, in accordance with the Apple ESPP, (iv) provide that no participant in the Apple ESPP may increase his or her rate of payroll deductions used to purchase Apple Ordinary Shares or Apple ADSs, as applicable, under the ESPP after the date of this Agreement (provided that, for the avoidance of doubt, participants shall be entitled to withdraw from the Apple ESPP in accordance with the terms of the Apple ESPP as in effect as of the date of this Agreement), (v) provide that only participants in the Apple ESPP as of the date of this Agreement may continue to participate in the Apple ESPP after the date of this Agreement, and (vi) provide that the Apple ESPP shall terminate in its entirety as of the Effective Time and no further rights shall be granted or exercised under the Apple ESPP thereafter.

(m)    With respect to each Warrant that is outstanding and unexercised as of immediately prior to the Effective Time, Apple shall provide the notices contemplated by Section 9(f) of the Warrants for a Fundamental Transaction (as defined in the Warrants). The Parties acknowledge and agree that, following the Closing, Apple shall continue to satisfy as and when due Apple’s obligations under the Warrants (including to deliver or cause to be delivered) Alternate Consideration (as defined in the Warrants) if, as and when required pursuant to the Warrants).

(n)    The Scheme of Arrangement will apply to any Apple Ordinary Shares that are in issue at the Scheme Record Time (as defined in the Scheme of Arrangement) including, without limitation, those Apple Ordinary Shares unconditionally allocated, issued or transferred to satisfy the exercise of Apple Share Options or the vesting of Apple RSUs and Apple PSUs under the Apple Stock Plans before the Scheme Record Time. Any Apple Ordinary Shares allocated, issued or transferred out of treasury to satisfy the vesting of Apple RSUs and Apple PSUs or the exercise of Apple Share Options under the Apple Stock Plans after the Scheme Record Time but prior to the Effective Time will, subject to the Scheme of Arrangement becoming effective and the proposed amendments to the Apple Organizational Documents being approved at the Apple GM, be transferred to the Purchaser in exchange for the same consideration as Scheme Shareholders will be entitled to receive under the Scheme of Arrangement.

(o)    Prior to the Effective Time, Apple, the Apple Board or the appropriate committee of the Apple Board, as applicable, shall take any and all such actions as are reasonably necessary to effect the foregoing provisions of this Section 2.02.

Section 2.03    Withholding Rights. Purchaser, any member of the Purchaser Group, any Affiliates of any member of the Purchaser Group, the Paying Agent, the Depositary and any other Person shall be entitled to deduct and withhold from any amount payable pursuant to this Agreement, the Scheme of Arrangement or the CVR Agreement (including the Transaction Consideration) such amounts, if any, as it is required to deduct and withhold under Applicable Law. To the extent that any such amounts are deducted or withheld, such amounts (i) shall be remitted to the applicable Governmental Authority, if required by Applicable Law, and (ii) shall be treated for all purposes of this Agreement, the Scheme of Arrangement and the CVR Agreement as having been paid to the person in respect of which such deduction and withholding was made. To the extent that Section 10.03 is applicable, the provisions therein shall take precedence over this Section 2.03 insofar as the payment relates to the payment of the Termination Fee by Apple.

Section 2.04    Apple and Purchaser Actions Prior to and at the Closing.

(a)    On or prior to the Closing, Apple shall procure that a meeting of the Apple Board is held at which resolutions are passed, conditional upon the delivery of the Court Order to the Registrar of Companies in England and Wales (and effective as of the Effective Time), approving:

(i)    the resignation of such directors of Apple (and, if required by Purchaser, the Apple company secretary) as Purchaser shall determine from (A) the Apple Board (or as Apple company secretary) and (B) the boards of directors of any of Apple’s Subsidiaries on which any such Apple director also sits; and

(ii)    the appointment of such persons as Purchaser shall determine as the directors of Apple (and, if required by Purchaser, as Apple company secretary).

(b)    On the Closing Date, Apple shall deliver to Purchaser a letter of resignation (in customary form) from each director or secretary who is to resign in accordance with Section 2.04(a)(i) (provided, that the delivery thereof shall not be a condition to the Closing).

Section 2.05    Further Assurances. If at any time before or after the Effective Time, Purchaser or Apple reasonably believes or is advised that any further instruments, deeds, assignments or assurances are reasonably necessary or desirable to consummate the Transaction or to carry out the purposes and intent of this Agreement at or after the Effective Time, then Purchaser, Apple and their respective officers and directors shall execute and deliver all such instruments, deeds, assignments or assurances and do all other things reasonably necessary or desirable to consummate the Transaction and to carry out the purposes and intent of this Agreement.

ARTICLE III

IMPLEMENTATION OF THE SCHEME

Section 3.01    Responsibilities of Apple in Respect of the Scheme of Arrangement and Apple Shareholder Meetings.

(a)    Apple shall:

(i)    as promptly as practicable following the date hereof (with Apple using its commercially reasonable efforts to do so within twenty (20) Business Days after the date hereof, except to the extent Apple is unable to do so due to Purchaser’s failure to comply with its obligations under Section 3.02), prepare and file with the SEC a proxy statement (with Purchaser’s reasonable cooperation) in preliminary form relating to the Apple Shareholder Meetings, which shall, among other customary items, contain and set out the terms and conditions of the Scheme of Arrangement, the explanatory statement required by section 897 of the Companies Act and the notices convening the Scheme Meeting and the Apple GM (such proxy statement, including any amendment or supplement thereto, the “Proxy Statement” and such matters within the Proxy Statement that relate to the Scheme of Arrangement, the “Scheme Document Annex”);

(ii)    as soon as reasonably practicable following the date hereof (with Apple using its commercially reasonable efforts to do so within twenty (20) Business Days after the date hereof, except to the extent Apple is unable to do so due to Purchaser’s failure to comply with its obligations under Section 3.02), prepare a draft of any other documentation that is to be filed, published and/or mailed in connection with the Scheme Document Annex (including the forms of proxy for use by the Apple Shareholders at the Apple GM and by the Scheme Shareholders at the Scheme Meeting (the “Forms of Proxy”)) (the “Ancillary Scheme Documentation”);

(iii)    if it determines that it is required pursuant to Applicable Law to file any document other than the Proxy Statement with the SEC in connection with the Transaction (such document, as amended or supplemented, an “Other Required Filing”), promptly prepare and file such Other Required Filing with the SEC;

(iv)    use its commercially reasonable efforts to cause the Proxy Statement (including the Scheme Document Annex), the Ancillary Scheme Documentation and any Other Required Filing (and, in each case, any amendment or supplement thereto) (together, the “Transaction Documentation”) to comply in all material respects with Applicable Law (including the Companies Act and any applicable rules and regulations of the SEC and Nasdaq) and have the Proxy Statement clear any SEC review and file the Proxy Statement in definitive form as promptly as practicable after the initial filing thereof (and completion of any SEC review) and shall use its commercially reasonable efforts to cause the Proxy Statement (including the Scheme Document Annex) and Forms of Proxy (together with any other Ancillary Scheme Documentation) to be mailed to the Apple Shareholders as promptly as reasonably practicable after Apple learns that the preliminary Proxy Statement will not be reviewed or that the SEC staff has no further comments thereon and the Court grants permission to convene the Scheme Meeting;

(v)    be responsible for the preparation of the information in the Scheme Document Annex and any Ancillary Scheme Documentation to the standard required by Applicable Law in relation to the preparation of such documents and for satisfying any other requirements that may reasonably be required or directed by the Court (excluding any information relating to, and supplied by or on behalf of, Purchaser for inclusion in the Scheme Document Annex or the Ancillary Scheme Documentation);

(vi)    prior to filing, publishing or mailing any Transaction Documentation or responding to any requests or comments of the SEC or the Court with respect thereto, consult with the Purchaser Group as to the form and content of such Transaction Documentation, and, for such purpose, shall afford the Purchaser Group reasonably sufficient time to consider the Transaction Documentation and shall take into consideration in good faith all comments reasonably proposed by Purchaser, except that no such consultation or consideration shall be required with respect to the disclosure regarding an Apple Adverse Recommendation Change made in accordance with Section 6.02;

(vii)    advise Purchaser promptly after it receives any oral or written request by the SEC or the Court for amendment of any of the Transaction Documentation or Court Documentation or comments thereon and responses thereto or requests by the SEC or the Court for additional information, and promptly provide Purchaser with copies of any written communication from the SEC or the Court or any state securities commission and use reasonable best efforts to respond as promptly as practicable to any comments, responses or requests by the SEC or the Court with respect to the Transaction Documentation and Court Documentation;

(viii)    provide Purchaser with drafts of any further documents, claim forms, witness statements, affidavits or evidence to be submitted to the Court in relation to the Scheme of Arrangement (the “Court Documentation”);

(ix)    afford Purchaser reasonably sufficient time to consider all Court Documentation and take into consideration all comments reasonably proposed by Purchaser;

(x)    for the purpose of implementing the Scheme of Arrangement, instruct, or procure the instruction by its solicitors of, a King’s Counsel of appropriate standing (“Senior Counsel”);

(xi)    as promptly as reasonably practicable, notify Purchaser of any matter of which it becomes aware which would reasonably be expected to prevent, materially delay or materially impede the filing, publication or mailing of any Transaction Documentation or Court Documentation;

(xii)    as promptly as reasonably practicable, make all necessary applications to the Court in connection with the implementation of the Scheme of Arrangement (including applying to the Court for directions to convene the Scheme Meeting and settling with the Court the Scheme Document Annex, the

Forms of Proxy (and, to the extent applicable, any other Transaction Documentation) and taking such other steps as may be required or desirable in connection with such application, in each case as promptly as reasonably practicable), and use its reasonable best efforts so as to ensure that such matters are dealt with as promptly as practicable in order to facilitate the dispatch of the relevant Transaction Documentation to Apple Shareholders as soon as practicable following the date hereof;

(xiii)    procure the publication of the advertisements where required by Applicable Law or otherwise considered necessary or advisable by Senior Counsel and dispatch of the relevant Transaction Documentation to Apple Shareholders on the Register of Members of Apple on the record date and time established by Apple (in accordance with Applicable Law and, in respect of the Scheme Meeting, with the consent of the Court) as promptly as reasonably practicable after the direction of the Court to dispatch such documents has been obtained, and thereafter shall file, publish and/or mail such other documents and information as the Court may approve or direct from time to time in connection with the implementation of the Scheme of Arrangement in accordance with Applicable Law (and Apple shall consult with Purchaser as with respect thereto and shall afford Purchaser reasonably sufficient time to consider such documents and information and shall take into consideration in good faith all comments reasonably proposed by Purchaser as promptly as reasonably practicable after the approval or direction of the Court to file, publish or mail such documents and information has been given);

(xiv)    unless the Apple Board has effected an Apple Adverse Recommendation Change in accordance with Section 6.02, procure that the Proxy Statement (and the Scheme Document Annex) includes the Apple Board Recommendation;

(xv)    include in the Proxy Statement (and the Scheme Document Annex) a notice convening the Apple GM to be held immediately following the Scheme Meeting to consider and, if thought fit, approve the Apple Shareholder Resolution;

(xvi)    establish a record date and time for and convene and hold the Scheme Meeting and the Apple GM as soon as reasonably practicable following the date of this Agreement (such that, subject only to compliance by Purchaser with its obligations under Section 3.02 in all material respects, the Scheme Meeting and Apple GM are convened for the date that is as soon after the date of the dispatch of the relevant Transaction Documentation as is reasonably practicable and permissible under Applicable Law and the Apple Organizational Documents and, in any event, use commercially reasonable efforts to do so by no later than the first Business Day falling 40 calendar days after the dispatch of the Proxy Statement (including the Scheme Document Annex)), in each case subject to Section 3.01(a)(xviii), and use commercially reasonable efforts to ensure that the Scheme Meeting and Apple GM are convened, held and conducted in compliance with this Agreement, the Apple Organizational Documents and Applicable Law (including, where relevant, the directions of the Court);

(xvii)    permit a reasonable number of Representatives of Purchaser to attend and observe the Scheme Meeting and the Apple GM and, unless the Court otherwise directs, to attend and observe each hearing of the Court;

(xviii)    keep Purchaser informed on a reasonably regular basis, during the period between the dispatch of the Transaction Documentation to Apple Shareholders and the date of the Apple Shareholder Meetings, of the number of valid proxy votes received in respect of resolutions to be proposed at the Scheme Meeting and the Apple GM (with the number of valid proxy votes for and against being separately identified in respect of each resolution), and in any event provide such number as soon as reasonably practicable following a request by Purchaser or its Representatives and, unless the Apple Board has effected an Apple Adverse Recommendation Change in accordance with Section 6.02, use reasonable best efforts to obtain the Apple Shareholder Approvals and conduct any proxy solicitation exercise and undertake any other steps as may reasonably be requested by any member of the Purchaser Group to assist in obtaining the Apple Shareholder Approvals;

(xix)    except as required by Applicable Law or the Court, not postpone or adjourn the Scheme Meeting or the Apple GM; provided, however, that Apple may, without the consent of Purchaser and only in accordance with the Apple Organizational Documents, Applicable Law and, if relevant, the consent of the Court, adjourn or postpone the Scheme Meeting and/or the Apple GM (A) after consultation with Purchaser, to the extent necessary to ensure that any required (or, as determined by the Apple Board acting reasonably and in good faith after consulting with outside counsel, advisable) supplement or amendment to the Proxy Statement or Scheme Document Annex or information which is material to the Apple Shareholders voting at the Apple Shareholder Meetings, with such postponement or adjournment to extend for no longer than the period that the Apple Board determines in good faith (after consulting with outside counsel) is reasonably necessary or (having first consulted with Purchaser) advisable to give the Apple Shareholders sufficient time to evaluate any such disclosure or information so provided or disseminated (provided, that no such postponement or adjournment under this clause (A) may be to a date that is after the 10th Business Day after the date of such disclosure or dissemination other than to the extent required by Applicable Law), (B) if, as of the time for which the Scheme Meeting or the Apple GM is scheduled (as set forth in the Scheme Document Annex), there are insufficient Apple Ordinary Shares or Scheme Shares (as applicable) represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Scheme Meeting or the Apple GM, but only until a meeting can be held at which there are a sufficient number of Apple Ordinary Shares or Scheme Shares (as applicable) represented to constitute a quorum, or (C) to solicit additional proxies for the purpose of obtaining the Apple Shareholder Approvals, but only until a meeting can be held at which there are sufficient number of votes of the Apple Shareholders or Scheme Shareholders (as applicable) to obtain the relevant Apple Shareholder Approvals (provided, that no such postponement or adjournment pursuant to the foregoing clauses (B) or (C) may be for a period of more than 10 Business Days on any single occasion or, in the aggregate for all such postponements or adjournments, to a date after the earlier of (x) 30 Business Days after the date on which the Scheme Meeting or the Apple GM were originally scheduled, as applicable, and (y) 15 Business Days before the End Date);

(xx)    not propose any matters to be voted on at the Scheme Meeting or the Apple GM other than the matters contemplated by this Agreement in connection with the Apple Shareholder Approvals (and matters of procedure and matters required by or advisable under Applicable Law to be voted on by the Apple Shareholders in connection therewith);

(xxi)    (A) not variate, amend, modify, withdraw, terminate or rescind, or fail to enforce, the Scheme of Arrangement or allow the Scheme of Arrangement to lapse without the prior written consent of Purchaser; and (B) not make any application to the Court for or agree to an extension of time in connection with the Scheme of Arrangement without the prior consent of Purchaser;

(xxii)    following the Apple Shareholder Meetings, if the Apple Shareholder Approvals have been obtained and all other conditions set forth in Article IX are satisfied or (to the extent permitted by Applicable Law) waived (other than (A) those conditions that by their nature are to be satisfied at the Closing (but subject to those conditions being able to be satisfied or having been waived) and (B) the condition set forth in Section 9.01(b)), take all necessary steps on the part of Apple, including to prepare and issue, serve and lodge all such court documents as are required, to seek the sanction of the Court to the Scheme of Arrangement as promptly as practicable thereafter; provided, that Apple shall be permitted to make honest and complete disclosure to the Court at the hearing to sanction the Scheme of Arrangement as required by Applicable Law;

(xxiii)    give such undertakings as are required by the Court in connection with the Scheme of Arrangement;

(xxiv)    promptly provide Purchaser with a certified copy of the resolution passed at the Scheme Meeting, the Apple Shareholder Resolution passed at the Apple GM (together with any other resolutions passed) and of each order of the Court (including the Court Order) once obtained, and use reasonable best efforts to deliver the Court Order to the Registrar of Companies in England and Wales on, or as promptly as practicable (and in any event within two Business Days) after, the date that the condition set forth in Section 9.01(b) is satisfied;

(xxv)    to the extent not covered by the foregoing clauses (i) through (xxiv) of this Section 3.01(a), use reasonable best efforts to cooperate fully and in good faith, and procure that its Subsidiaries and its and their respective Representatives cooperate in good faith, with the Purchaser Group and their respective Representatives in preparing the Transaction Documentation and Court Documentation, convening and holding the Apple Shareholder Meetings and obtaining the sanction of the Court of the Scheme of Arrangement as expeditiously as practicable (including making such confirmations to the Court and otherwise engaging with the Court, and instructing its counsel to engage with the Court, in such manner as to obtain such sanction from the Court); provided, that Apple shall be permitted to (x) make honest and complete disclosure to the Court at the hearing to sanction the Scheme of Arrangement as required by Applicable Law or (y) make an Apple Adverse Recommendation Change in accordance with Section 6.02; and

(xxvi)    notwithstanding anything to the contrary in this Agreement, the obligations of Apple under this Section 3.01 shall continue in full force and effect following any Apple Adverse Recommendation Change unless this Agreement is validly terminated in accordance with Article X or as expressly provided in clauses (i) through (xxv).

Section 3.02    Responsibilities of Purchaser in Respect of the Scheme of Arrangement.

(a)    Purchaser shall:

(i)    instruct counsel to appear on its behalf at the Court hearing to sanction the Scheme of Arrangement, and undertake to the Court to be bound by the terms of the Scheme of Arrangement insofar as it relates to Purchaser, it being understood, for the avoidance of doubt, that this shall not oblige Purchaser to waive any of the conditions to Closing or treat them as satisfied;

(ii)    subject to the terms of this Agreement, afford all such prompt cooperation and assistance, and procure that each member of the Purchaser Group affords all such prompt cooperation and assistance, as may reasonably be requested by Apple in respect of the preparation of any document required for the implementation of the Scheme of Arrangement or any other matter covered by Section 3.01, including the prompt and timely provision to Apple of such information and confirmations relating to it, its Subsidiaries and any of its or their respective directors or employees as Apple may reasonably request (including for the purposes of preparing the Transaction Documentation and the Court Documentation);

(iii)    review and provide comments (if any) in a reasonably timely manner on all Transaction Documentation and Court Documentation submitted to it;

(iv)    as soon as reasonably practicable, notify Apple of any matter of which it becomes aware which would reasonably be expected to prevent, materially delay or materially impede the filing, publication or mailing of any Transaction Documentation or Court Documentation;

(v)    be responsible for the preparation of the information in the Scheme Document Annex and any Ancillary Scheme Documentation to the standard required by Applicable Law in relation to the preparation of such documents and for satisfying any other requirements that may reasonably be required or directed by the Court, in each case to the extent such information relates to, and is supplied by or on behalf of, Purchaser for inclusion in the Scheme Document Annex or the Ancillary Scheme Documentation; and

(vi)    to the extent not covered by the foregoing clauses Section 3.02(a)(i) through (iv) of this Section 3.02(a), use reasonable best efforts to cooperate in good faith, and procure that its Subsidiaries and its and their respective Representatives cooperate in good faith, with Apple and its Representatives in preparing the Transaction Documentation and Court Documentation and convening and holding the Apple Shareholder Meetings as expeditiously as reasonably practicable.

Section 3.03    Mutual Provisions in Relation to the Scheme of Arrangement and the Apple Shareholder Meetings.

(a)    If Purchaser or Apple acting reasonably considers that an amendment should be made to the provisions of the Scheme of Arrangement in order to implement the Transaction in as efficient a manner as practicable, it may notify the other Party and the Parties shall be obliged to consider and negotiate, acting reasonably and in good faith, such amendment; provided, that no Party shall be required to consider or negotiate any amendment that would (i) prevent, materially delay or materially impede the Closing, (ii) alter or change the amount, nature or mix of the Transaction Consideration or (iii) adversely affect it or its shareholders in any material respect.

(b)    If, at any time prior to the receipt of the Apple Shareholder Approvals, Apple or Purchaser discover that any of the Transaction Documentation contains any misstatement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party which discovers such information shall promptly notify the other Party, and, if such discovery is made prior to the receipt of the Apple Shareholder Approvals, as promptly as reasonably practicable thereafter Apple shall file with the SEC and the Court, as applicable, any necessary amendment of, or supplement to, the Transaction Documentation and, to the extent required by Applicable Law, disseminate the information contained in such amendment or supplement to the Apple Shareholders.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF APPLE

Except (a) as set forth in the section or subsection of the Apple Disclosure Schedule corresponding to the particular section or subsection in this Article IV or in any other section or subsection of Article IV of the Apple Disclosure Schedule to the extent it is reasonably apparent on the face of such disclosure that it is applicable to qualify such representation and warranty and (b) as disclosed in any Apple SEC Document publicly filed since January 1, 2022 and twenty-four (24) hours prior to the date of this Agreement; provided, that in no event shall any information contained in any part of any Apple SEC Document entitled “Risk Factors,” “Forward-Looking Statements,” “Special Note Regarding Forward Looking Statements” or “Note Regarding Forward Looking Statements” or any other disclosures in any Apple SEC Document that are not statements of fact or are cautionary, predictive or forward-looking in nature be deemed to be a disclosure for purposes of or otherwise qualify any such representations and warranties; provided, further that this clause (b) will not apply to the representations and warranties contained in Section 4.01, Section 4.02, Section 4.05, Section 4.06, Section 4.26, Section 4.29 or Section 4.30, Apple hereby represents and warrants to Purchaser as set forth below:

Section 4.01    Corporate Existence and Power. Apple is a public limited company duly incorporated and validly existing under the laws of England and Wales. Apple has all requisite corporate power and authority required to own or lease all of its properties or assets and to carry on its business as now conducted, except where the failure to have such power and authority would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. Apple is duly qualified to do business and, where applicable, is in good standing in each jurisdiction where such qualification and/or standing is necessary, except for those jurisdictions where failure to be so qualified or in good standing has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Prior to the date of this Agreement, Apple has made available to Purchaser a true and complete copy of the articles of association of Apple as in effect on the date of this Agreement (the “Apple Organizational Documents”). The Apple Organizational Documents are in full force and effect and Apple is not in violation of the Apple Organizational Documents in any material respect.

Section 4.02    Corporate Authorization.

(a)    The execution, delivery and performance by Apple of this Agreement and the Scheme of Arrangement and the consummation by Apple of the transactions contemplated by this Agreement and the Scheme of Arrangement are within the corporate powers and authority of Apple and, except for the Apple Shareholder Approvals and the sanction of the Scheme of Arrangement by the Court, have been duly authorized by all necessary corporate action on the part of Apple. The Apple Shareholder Approvals are the only votes of the

Apple Shareholders or the holders of any other Equity Securities of Apple necessary in connection with this Agreement and the Scheme of Arrangement and the consummation by Apple of the transactions contemplated by this Agreement and the Scheme of Arrangement. This Agreement has been and the Scheme of Arrangement will be duly executed and delivered by Apple and (assuming due authorization, execution and delivery by Purchaser) constitutes a valid, legal and binding agreement of Apple enforceable against Apple in accordance with its terms (except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and by general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity (collectively, the “Bankruptcy and Equity Exceptions”)).

(b)    At a meeting duly called and held, the Apple Board unanimously resolved (i) that this Agreement, the Scheme of Arrangement and the transactions contemplated hereby and thereby (including the Transaction) are fair to Apple and the Apple Shareholders and likely to promote the success of Apple for the benefit of the Apple Shareholders as a whole, (ii) that this Agreement, the Scheme of Arrangement and the transactions contemplated hereby and thereby (including the Transaction) be and are approved and (iii) to unanimously recommend to the Apple Shareholders the approval of the Scheme of Arrangement at the Scheme Meeting and the passing of the Apple Shareholder Resolution at the Apple GM (such recommendation referred to herein as the “Apple Board Recommendation”). Except, with respect to clause (iii) of the preceding sentence, as permitted by Section 6.02, the Apple Board has not subsequently rescinded, modified or withdrawn any of the foregoing resolutions.

Section 4.03    Governmental Authorization. The execution, delivery and performance by Apple of this Agreement and the Scheme of Arrangement and the consummation by Apple of the transactions contemplated hereby and by the Scheme of Arrangement (including the Transaction) require no action by or in respect of, Consents of, or Filings with, any Governmental Authority other than (a) compliance with any applicable Regulatory Laws, including the Filings set forth on Section 4.03 of the Apple Disclosure Schedule and obtaining approval with respect thereto, (b) compliance with any applicable requirements of the 1933 Act, the 1934 Act and any other applicable U.S. state or federal securities laws or pursuant to the rules of the NASDAQ Capital Market (“Nasdaq”), (c) compliance with any applicable requirements of the Companies Act, (d) the sanction of the Scheme of Arrangement by the Court and (e) any other actions, Consents or Filings the absence of which has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 4.04    Non-contravention. Assuming compliance with the matters referred to in Section 4.03 and receipt of the Apple Shareholder Approvals and the sanction of the Scheme of Arrangement by the Court, the execution, delivery and performance by Apple of this Agreement and the consummation of the transactions contemplated hereby and thereby and by the Scheme of Arrangement (including the Transaction) do not and will not (a) contravene, conflict with, or result in any violation or breach of any provision of the Apple Organizational Documents, (b) contravene, conflict with or result in any violation or breach of any provision of any Applicable Law, (c) require any Consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which Apple or any of its Subsidiaries is entitled under, any provision of any Contract or Apple Permit binding on Apple or any of its Subsidiaries, or (d) result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of Apple or any of its Subsidiaries, except, in the case of clauses (b)-(d), as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 4.05    Capitalization.

(a)    As of the close of business on October 3, 2023 (the “Capitalization Date”), (i) there were 227,271,509 Apple Ordinary Shares in issue (of which (A) none were held in treasury and shall not receive the Transaction Consideration, (B) 45,705,326 Apple Non-Voting Ordinary Shares were outstanding, (C) 77,081,258 Apple Voting Ordinary Shares were outstanding and (D) 104,484,925 Apple Ordinary Shares were deposited with the

Depositary or the Depositary Custodian pursuant to the Deposit Agreement and represented by 10,448,492 Apple ADSs), (ii) there was one Apple Deferred Share in issue (iii) there were in existence Warrants to purchase an aggregate of 109,083,590 Apple Ordinary Shares with an exercise price of $1.10 or $0.95 per Apple Ordinary Share, in each case dependent upon the timing of the Vesting Event (as defined in the Warrants), (iv) there were in existence 13,537,400 Apple Ordinary Shares reserved for future issuance pursuant to the Apple Stock Plans and 1,460,590 Apple Ordinary Shares reserved for future issuance pursuant to the Apple ESPP, and (v) there were (A) 20,169,730 outstanding Apple Share Options to purchase an aggregate of 20,169,730 Apple Ordinary Shares (or 2,016,973 ADSs), of which 11,564,840 has vested, (B) 2,634,200 outstanding Apple RSUs in respect of an aggregate of 2,634,200 Apple Ordinary Shares (or 263,420 ADSs), and (C) 195,000 outstanding Apple PSUs in respect of an aggregate of 195,000 Apple Ordinary Shares (or 19,500 ADSs), assuming “maximum” level of achievement for all performance objectives. Except as set forth in the preceding sentence of this Section 4.05(a), as of the date hereof, (i) there are no allotted, issued, reserved for issuance or outstanding Apple Ordinary Shares, Apple Deferred Shares or other Equity Securities of Apple (other than Apple Ordinary Shares or Apple ADSs issued after the Capitalization Date pursuant to the exercise of Warrants or Apple Share Options outstanding as of the Capitalization Date as set forth in the preceding sentence) and (ii) there are no outstanding obligations, options, warrants, or other rights, agreements, arrangements or commitments of any character to which Apple or any of its Subsidiaries is a party or by which Apple or any of its Subsidiaries is bound (a) related to issued or unissued Apple Ordinary Shares, Apple Deferred Shares or other Equity Securities of Apple, or securities convertible into or exchangeable for Apple Ordinary Shares, Apple Deferred Shares or such Equity Securities, (b) obligating Apple to allot, issue or sell any Apple Ordinary Shares, Apple Deferred Shares or other Equity Securities of Apple or securities convertible into or exchangeable for Apple Ordinary Shares, Apple Deferred Shares or such Equity Securities or (c) to repurchase, redeem or otherwise acquire any Apple Ordinary Shares, Apple Deferred Shares or other Equity Securities of Apple (other than pursuant to the exercise of Warrants or Apple Share Options or the settlement of Apple RSUs or Apple PSUs, or the forfeiture of, or withholding of Taxes with respect to, Apple Share Options, Apple RSUs and Apple PSUs). Each Apple ADS represents a beneficial ownership interest in 10 Apple Ordinary Shares, subject to the terms and conditions of the Deposit Agreement. Except as set forth in Section 4.18(d) of the Apple Disclosure Schedule, all outstanding Apple Ordinary Shares, Apple Deferred Shares and Apple ADSs have been, and all shares or other securities in the capital of Apple that may be issued prior to the Effective Time will be, when issued in accordance with the respective terms thereof, duly authorized and validly issued, fully paid or credited as fully paid, nonassessable, free from any transfer restrictions (other than transfer restrictions arising under applicable securities laws) and have not been and will not be issued in violation of any preemptive rights, rights of first refusal, subscription rights or similar rights of any Person. No Subsidiary of Apple owns any Apple Ordinary Shares, Apple Deferred Shares or other Equity Securities of Apple.

(b)    Section 4.05(b) of the Apple Disclosure Schedule sets forth a true and complete list, as of the close of business on the Capitalization Date, of (i) each Apple Share Option, each Apple RSU, and each Apple PSU, (ii) the number of Apple ADSs or Apple Ordinary Shares underlying each Apple Share Option, Apple RSU or Apple PSU (assuming achievement at target performance), (iii) the date on which the Apple Share Option, Apple RSU, or Apple PSU was granted, (iv) the Apple Stock Plan under which the Apple Share Option, Apple RSU, or Apple PSU was granted, (v) the exercise price of each Apple Share Option, if applicable, and (vi) the expiration date of each Apple Share Option, if applicable. Each Apple Share Option, Apple RSU, and Apple PSU has been granted in compliance in all material respects with Applicable Law and the terms of the Apple Stock Plans, each of which has, where required by Applicable Law, been validly approved by Apple Shareholders.

(c)    There are no outstanding agreements, arrangements or commitments of any character to which Apple or any of its Subsidiaries is a party or by which Apple or any of its Subsidiaries is bound (i) restricting the transfer of, (ii) affecting the voting rights of, (iii) requiring the repurchase, redemption or disposition of, or containing any right of first refusal, right of first offer or similar right with respect to, (iv) requiring the registration for sale of, or (v) granting any preemptive or antidilutive right with respect to, any Apple Ordinary Shares, Apple ADSs or other Equity Securities in Apple or any of its Subsidiaries. There are no outstanding bonds, debentures, notes or other indebtedness of Apple or any of its Subsidiaries having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of Apple have the right to vote. None of Apple, its Subsidiaries and, to Apple’s knowledge, any Apple Shareholder are party to any voting trust or other agreements, commitments or understanding with respect to the voting of any Apple Ordinary Shares or other Equity Securities of Apple.

(d)    Apple is in compliance in all material respects with the Deposit Agreement. Apple has made available to Purchaser a true and complete copy of the Deposit Agreement.

Section 4.06    Subsidiaries.

(a)    Each Subsidiary of Apple is a corporation or other entity duly incorporated, formed or organized, validly existing and in good standing (except to the extent such concept is not applicable under Applicable Law of such Subsidiary’s jurisdiction of incorporation, formation or organization, as applicable) under the laws of its jurisdiction of incorporation, formation or organization and has all corporate or other organizational powers and authority, as applicable, required to own, lease and operate its properties and assets and to carry on its business as now conducted, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each such Subsidiary is duly qualified to do business and is in good standing in each jurisdiction where such qualification and/or standing is necessary, except for those jurisdictions where failure to be so qualified or in good standing has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. None of Apple’s “significant subsidiaries” as of the date hereof, as such term is defined in Regulation S-X promulgated by the SEC is in material violation of any of its articles of association, certificate of incorporation, bylaws, limited partnership agreement, limited liability company agreement or comparable constituent, constitutional or organizational documents, in each case as amended to and in effect as of the date hereof. Section 4.06(a) of the Apple Disclosure Schedule sets forth an accurate and complete list, as of the date of this Agreement, of each Subsidiary of Apple and each Person in which Apple or any Subsidiary of Apple owns an equity or other economic interest, together with (i) the jurisdiction of incorporation, formation or organization, as the case may be, of each Subsidiary of Apple or such other Person, (ii) the type and percentage of interests held, directly or indirectly, by Apple in each of its Subsidiaries or in each such other Person, (iii) in the case of a Subsidiary of Apple, the names and the type of and percentage of interests held by any Person other than Apple or a Subsidiary of Apple in such Subsidiary of Apple and (iv) the classification for U.S. federal income Tax purposes of each Subsidiary of Apple.

(b)    All of the issued and outstanding share capital or other Equity Securities of each Subsidiary of Apple have been validly allotted and issued and are fully paid or credited as fully paid and nonassessable (except to the extent such concepts are not applicable under Applicable Law of such Subsidiary’s jurisdiction of incorporation, formation or organization, as applicable) and are owned by Apple, directly or indirectly, free and clear of any Lien (other than transfer restrictions arising under securities laws or under the organizational documents of such Subsidiary) and have not been allotted or issued in violation of any preemptive rights, rights of first refusal, subscription rights or similar rights of any Person. There are no outstanding obligations, options, warrants, or other rights, agreements, arrangements or commitments of any character to which Apple or any of its Subsidiaries is a party or by which Apple or any of its Subsidiaries is bound (a) related to issued or unissued Equity Securities of Subsidiaries of Apple, or securities convertible into or exchangeable for such Equity Securities, (b) obligating any of Apple or its Subsidiaries to issue or sell any Equity Securities of Subsidiaries of Apple or securities convertible into or exchangeable for such Equity Securities or (c) to repurchase, redeem or otherwise acquire any Equity Securities of Subsidiaries of Apple.

Section 4.07    SEC Filings; the Sarbanes-Oxley Act and UK Company Filings.

(a)    Apple has timely filed with or furnished to the SEC all reports, schedules, forms, statements, prospectuses, registration statements and other documents required to be filed with or furnished to the SEC by Apple since January 1, 2020 (collectively, together with any exhibits and schedules thereto and other information incorporated therein, the “Apple SEC Documents”). No Subsidiary of Apple is required to file or furnish any report, schedule, form, statement, prospectus, registration statement or other document with the SEC.

(b)    As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseding filing), the Apple SEC Documents filed or furnished prior to the date of this Agreement complied, and each Apple SEC Document filed or furnished subsequent to the date of this Agreement (assuming, in the case of the Proxy Statement, that the representations and warranties set forth in Section 5.05 are true and correct) will comply, in all material respects with the applicable requirements of the 1933 Act, the 1934 Act and the Sarbanes-Oxley Act, as the case may be. Apple is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act, the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended, and the applicable listing and corporate governance rules and regulations of Nasdaq.

(c)    As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseding filing), each Apple SEC Document filed or furnished prior to the date of this Agreement did not, and each Apple SEC Document filed or furnished subsequent to the date of this Agreement will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(d)    As of the date of this Agreement, (i) there are no outstanding or unresolved comments received from the SEC staff with respect to any of the Apple SEC Documents and (ii) to the knowledge of Apple, none of the Apple SEC Documents (including the financial statements included therein) are subject to ongoing SEC review.

(e)    Apple maintains disclosure controls and procedures (as defined in Rule 13a-15 under the 1934 Act) that are designed to ensure that all information required to be disclosed in Apple’s reports filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that all such information is accumulated and communicated to Apple’s management as appropriate to allow timely decisions regarding required disclosure and to enable each of the principal executive officer of Apple and the principal financial officer of Apple to make the certifications required under the 1934 Act with respect to such reports. For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.

(f)    Apple maintains a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the 1934 Act) designed to provide assurance with respect to the reliability of Apple’s financial reporting and the preparation of financial statements for external purposes in conformity with GAAP, including policies that provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) access to assets is permitted only in accordance with management’s general or specific authorization and (iii) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Apple has disclosed, based on the most recent evaluation of internal control over financial reporting prior to the date of this Agreement, to Apple’s independent auditors and the audit committee of the Apple Board (and made available to Purchaser such disclosure) (A) all “significant deficiencies” and “material weaknesses” (as such terms are defined in Auditing Standard No. 5 of the Public Company Accounting Oversight Board, as in effect on the date of this Agreement) in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect Apple’s ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in Apple’s internal control over financial reporting. Apple has never identified any significant deficiencies or material weaknesses in the design or operation of Apple’s internal control over financial reporting. Each of the principal executive officer and principal financial officer of Apple (or each former principal executive officer and principal financial officer of Apple, as applicable) has made all certifications required by Rules 13a-14 and 15d-14 under the 1934 Act and Sections 302 and 906 of the Sarbanes-Oxley Act and any related rules and regulations promulgated by the SEC and Nasdaq with respect to the applicable Apple SEC Documents, and the statements contained in such certifications are complete and correct. As of the date of this Agreement, neither Apple nor any of its executive officers has received written notice from any Governmental Authority challenging or questioning the accuracy, completeness, form or manner of filing of such certifications.

(g)    Neither Apple nor any Subsidiary of Apple is a party to or bound by, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract (including any Contract or arrangement relating to any transaction or relationship between or among Apple and any Subsidiary of Apple, on the one hand, and any unconsolidated Affiliate, on the other hand), including any structured finance, special purpose or limited purpose entity or Person, or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K promulgated under the 1933 Act (“Regulation S-K”)), where the result, purpose or effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, Apple or any Subsidiary of Apple in the Apple SEC Documents (including any audited financial statements and unaudited interim financial statements of Apple included therein).

(h)    All returns, resolutions and other documents required under the United Kingdom Companies Act to be delivered by or on behalf of Apple or any of its Subsidiaries to the Registrar of Companies in England and Wales have, in all material respects, been prepared and delivered in accordance with applicable requirements.

(i)    The Scheme Document Annex and the Proxy Statement will not, on the date the Scheme Document Annex and the Proxy Statement (and any amendment or supplement thereto) are first made available to Apple Shareholders in definitive form and on the date of the Scheme Meeting and the Apple GM, as applicable, contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances under which they were made, not false or misleading. Notwithstanding the foregoing, Apple makes no representation or warranty with respect to statements made or incorporated by reference in the Proxy Statement or the Scheme Document Annex (in each case including any amendment or supplement thereto) based on information supplied in writing by or on behalf of Purchaser or any of its Affiliates for inclusion or incorporation by reference therein.

Section 4.08    Financial Statements and Financial Matters.

(a)    The audited consolidated financial statements and unaudited consolidated interim financial statements of Apple included or incorporated by reference in Apple SEC Documents (or, if any such Apple SEC Document is amended or superseded by a filing prior to the date of this Agreement, such amended or superseding Apple SEC Document) present fairly in all material respects, in conformity with GAAP applied on a consistent basis during the periods presented (except as may be indicated in the notes thereto), the consolidated financial position of Apple and its Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject, in each case, to normal and recurring year-end audit adjustments in the case of any unaudited interim financial statements, none of which, individually or in the aggregate, will be material). Such consolidated financial statements have been prepared in all material respects from the books and records of Apple and its Subsidiaries.

(b)    From January 1, 2020 to the date of this Agreement, Apple has not received written notice from the SEC, the FCA, the FRC or any other Governmental Authority indicating that any of its accounting policies or practices are or may be the subject of any review, inquiry, investigation or challenge by the SEC, the FCA, the FRC or any other Governmental Authority. Since January 1, 2020 to the date of this Agreement, neither Apple nor any Subsidiary of Apple has received any material, unresolved complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies or methods of Apple or any Subsidiary of Apple or their respective internal accounting controls.

Section 4.09    Absence of Certain Changes.

(a)    (i) Since December 31, 2022 through the date of this Agreement, except for the negotiation of this Agreement and the transactions contemplated hereby, the business of Apple and its Subsidiaries has been conducted in the ordinary course of business and (ii) since the Balance Sheet Date, there has not been any Effect that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b)    Since December 31, 2022 through the date of this Agreement, there has not been any action taken by Apple or any of its Subsidiaries that, if taken during the period from the date of this Agreement through the Effective Time, would require Purchaser’s consent under Section 6.01(b) (other than clauses (v), (vi) and (xiv)).

Section 4.10    No Undisclosed Material Liabilities. There are no liabilities or obligations of Apple or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than (a) liabilities or obligations specifically disclosed, reflected or reserved against in Apple Balance Sheet or in the notes thereto, (b) liabilities or obligations incurred in the ordinary course of business since the Balance Sheet Date, (c) liabilities expressly required or expressly contemplated by this Agreement or (d) other liabilities or obligations that have not had or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 4.11    Litigation. There are no Proceedings pending or, to the knowledge of Apple, threatened against Apple, any of its Subsidiaries, any present or former officers, directors or employees of Apple or any of its Subsidiaries in their respective capacities as such, or any of the respective properties or assets of Apple or any of its Subsidiaries, by or before (or, in the case of threatened Proceedings, that would be by or before) any Governmental Authority, that have had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; provided, that to the extent any such representations or warranties pertain to Proceedings that related to the execution, delivery, performance or consummation of this Agreement or any of the transactions contemplated by this Agreement, such representations and warranties are made only as of the date hereof. There is no Order outstanding against Apple, any of its Subsidiaries, any present or, to the knowledge of Apple, former officers, directors or employees of Apple or any of its Subsidiaries in their respective capacities as such, or any of the respective properties or assets of any of Apple or any of its Subsidiaries or, to the knowledge of Apple, threatened against or affecting Apple, any of its Subsidiaries, any present or, to the knowledge of Apple, former officers, directors or employees of Apple in their respective capacities as such, or any of the respective properties or assets of any of Apple or any of its Subsidiaries, that has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; provided, that to the extent any such representations or warranties pertain to Proceedings that related to the execution, delivery, performance or consummation of this Agreement or any of the transactions contemplated by this Agreement, such representations and warranties are made only as of the date hereof.

Section 4.12    Permits. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, Apple and each of its Subsidiaries hold all governmental licenses and Consents necessary for the operation of its respective businesses as they are now being conducted (the “Apple Permits”). (A) Apple and each of its Subsidiaries are, and since November 1, 2018, have been in compliance with the terms of Apple Permits related to or issued in connection with the laws and regulations of the FDA, and (B) Apple and each of its Subsidiaries are, and since January 1, 2022 have been, in compliance with the terms of all other Apple Permits, in each case, except for failures to comply that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. All Apple Permits are in full force and effect, no default (with or without notice, lapse of time, or both) has occurred under any Apple Permit, and there are no Proceedings pending, or, to the knowledge of Apple, threatened, that seek the revocation, cancellation, termination, non-renewal or adverse modification of any Apple Permit, except where such revocation, cancellation, termination, non-renewal or adverse modification has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 4.13    Compliance with Laws. Except for failures to comply that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (A) Apple and each of its Subsidiaries are, and since January 1, 2017 have been, in compliance with all, and are not, and since November 1, 2018 have not been, in default under or in violation of any laws or regulations of the FDA and any healthcare laws or regulations, including the Federal Anti-Kickback Statute, False Claims Act, and Civil Monetary Penalty Law, and (B) Apple and each of its Subsidiaries are, and since January 1, 2020 have been, in compliance with all, and are not, and since January 1, 2020 have not been, in default under or in violation of any other Applicable Laws.

Section 4.14    Regulatory Matters.

(a)    Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) each of Apple and its Subsidiaries holds (A) all authorizations under the Federal Food, Drug, and Cosmetic Act of 1938 (the “FDCA”) and all amendments thereto, the Public Health Service Act (the “PHSA”), and the regulations of the U.S. Food and Drug Administration (the “FDA”) promulgated thereunder, and (B) authorizations of any applicable Governmental Authority that are concerned with the research, quality, identity, strength, purity, safety, efficacy, manufacturing, packaging, labelling, storage, transport, marketing, distribution, sale, pricing, import or export of any of the Apple Products (any such Governmental Authority, a “Apple Regulatory Agency”) necessary for the lawful operation of the businesses of Apple or any of its Subsidiaries as currently conducted (the “Apple Regulatory Permits”); (ii) all such Apple Regulatory Permits are valid and in full force and effect; and (iii) Apple and its Subsidiaries are in material compliance with the terms of all Apple Regulatory Permits.

(b)    As of the date hereof, neither Apple nor any of its Subsidiaries (i) has entered into material corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any Apple Regulatory Agency, or (ii) has received written notice from any Apple Regulatory Agency that alleges any material noncompliance or notifies the recipient that it is under investigation or the subject of an inquiry by any such Apple Regulatory Agency for alleged material noncompliance with any Applicable Law related to the operation of the business of Apple.

(c)    All pre-clinical and clinical investigations in respect of an Apple Product conducted or sponsored by Apple or any of its Subsidiaries for submission to an Apple Regulatory Agency are being, and have been, conducted in material compliance with all Applicable Laws administered or issued by the applicable Apple Regulatory Agencies, including (i) FDA standards for the design, conduct, performance, monitoring, auditing, recording, analysis and reporting of clinical trials contained in Title 21 parts 50, 54, 56, 312, 314 and 320 of the Code of Federal Regulations and (ii) any Applicable Laws restricting the collection, use and disclosure of individually identifiable health information and personal information, except, in each case, for such material noncompliance that has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(d)    Apple has submitted certain BLA filings to FDA in support of a marketing authorization approval for OLT-200, and Apple has not taken any action to withdraw these filings. Apple has not received any communication from FDA indicating that FDA has refused or will refuse to accept or file the BLA.

(e)    Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, during the period beginning on January 1, 2017 and ending on the date of this Agreement, neither Apple nor any of its Subsidiaries has received any written notice from the FDA or the European Medicines Agency (the “EMA”) or any foreign agency with jurisdiction over the development, marketing, labeling, sale, use handling and control, safety, efficacy, reliability, distribution, storage, transport, packaging or manufacturing of Apple Products that would reasonably be expected to lead to the denial, limitation, revocation, or rescission of any of the Apple Regulatory Permits or of any application for marketing approval currently pending before the FDA or such other Apple Regulatory Agency.

(f)    Since November 1, 2018 all reports, documents, claims, permits and notices required to be filed, maintained or furnished to the FDA or any other Apple Regulatory Agency by Apple and its Subsidiaries have been so filed, maintained or furnished, except where failure to file, maintain or furnish such reports, documents, claims, permits or notices have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. All such reports, documents, claims, permits and notices were true and complete in all material respects on the date filed (or were corrected in or supplemented by a subsequent filing). Since January 1, 2017, neither Apple nor any of its Subsidiaries, nor, to the knowledge of Apple, any officer, employee, agent or distributor of Apple or any of its Subsidiaries, has made an untrue statement of a material fact or a fraudulent statement to the FDA or any other Apple Regulatory Agency, failed to disclose a material fact required to be disclosed to the FDA or any other Apple Regulatory Agency, or committed an act, made a statement, or failed to make a statement, in each such case, related to the business of Apple or any of its Subsidiaries, that, at the time such disclosure was made, would reasonably be expected to provide a basis for the FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities”, set forth in 56 Fed. Reg. 46191 (September 10, 1991) or for the FDA or any other Apple Regulatory Agency to invoke any similar policy, except for any act or statement or failure to make a statement that has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) neither Apple nor any of its Subsidiaries, nor, to the knowledge of Apple, any officer, employee, agent or distributor of Apple or any of its Subsidiaries, has been debarred or convicted of any crime or engaged in any conduct for which debarment is mandated by 21 U.S.C. § 335a(a) or any similar Applicable Law or authorized by 21 U.S.C. § 335a(b) or any similar Applicable Law applicable in other jurisdictions in which material quantities of any of the Apple Products are sold or where Apple has publicly announced an intention to sell an Apple Product; and (ii) neither Apple nor any of its Subsidiaries, nor, to the knowledge of Apple, any officer or employee of Apple or any of its Subsidiaries, has been excluded from participation in any federal health care program or convicted of any crime or engaged in any conduct for which such Person could reasonably be expected to be excluded from participating in any federal health care program under Section 1128 of the Social Security Act of 1935 or any similar program, including any conduct that would constitute material non-compliance with the Federal Anti-Kickback Statute, Federal False Claims Act, or their respective state equivalents.

(g)    Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, as to each Apple Product subject to the FDCA and the regulations of the FDA promulgated thereunder or any similar Applicable Law in any foreign jurisdiction in which material quantities of any of the Apple Products are sold that has been researched, developed, manufactured, tested, distributed or marketed by or on behalf of Apple or any of its Subsidiaries, each such Apple Product is being or has been researched, developed, manufactured, stored, distributed and marketed in material compliance with all Applicable Laws, including those relating to investigational use, marketing approval, current good manufacturing practices, packaging, labeling, advertising, record keeping, reporting, and security. There are no Proceedings pending or, to the knowledge of Apple, threatened in writing, including any prosecution, injunction, seizure, civil fine, debarment, suspension or recall, in each case alleging any violation applicable to any Apple Product by Apple or any of its Subsidiaries of any Applicable Law, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(h)    Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) neither Apple nor any of its Subsidiaries have voluntarily or involuntarily initiated, conducted or issued, or caused to be initiated, conducted or issued, any material recall, field corrections, market withdrawal or replacement, safety alert, warning, “dear doctor” letter, investigator notice, or other notice or action to wholesalers, distributors, retailers, healthcare professionals or patients relating to an alleged lack of safety, efficacy or regulatory material compliance of any Apple Product and (ii) to the knowledge of Apple, neither Apple nor any of its Subsidiaries has received, any written notice from the FDA or any other Apple Regulatory Agency regarding (A) the recall, correction, market withdrawal, or replacement of any Apple Product sold (other than recalls, corrections, withdrawals, or replacements that are not material to Apple and its Subsidiaries, taken as a whole), (B) a material change in the marketing classification or a material change in the labeling of any such Apple Products, (C) a termination or suspension of the manufacturing, marketing, or distribution of such Apple Products, or (D) a material negative change in reimbursement status of an Apple Product.

Section 4.15    Material Contracts.

(a)    Section 4.15(a) of the Apple Disclosure Schedule sets forth a list as of the date of this Agreement of each of the following Contracts (excluding any Apple Employee Plan) to which Apple or any of its Subsidiaries is a party or by which any of them or any of their respective assets are bound (each such Contract listed or required to be so listed, and each of the following Contracts to which Apple or any of its Subsidiaries becomes a party or by which any of them or any of their respective assets become bound after the date of this Agreement, a “Material Contract”):

(i)    any Contract (other than Leases), including any manufacturing, supply or distribution agreement, that (x) involved in the fiscal year ending December 31, 2022, the payment or delivery of cash or other consideration by or to Apple or any of its Subsidiaries in an amount that had a value or having an expected value in excess of $500,000 or (y) involved in the first two fiscal quarters of 2023, the payment or delivery of cash or other consideration by or to Apple or any of its Subsidiaries in an amount that had a value or having an expected value in excess of $250,000;

(ii)    any Contract that relates to the manufacture or distribution of Libmeldy in excess of $250,000 annually;

(iii)    any collective bargaining agreement or other Contract with any labor union, labor organization, or works council (each a “Labor Agreement”);

(iv)    each Contract providing for or (in the case of subclause (B) related to) the acquisition or disposition of assets outside of the ordinary course of business or of securities by or from any Person or any business (or any contract providing for an option, right of first refusal or offer or similar rights with respect to any of the foregoing) (A) entered into since December 31, 2022 that involved or would reasonably be expected to involve the payment of consideration in excess of $500,000 in the aggregate with respect to such Contract or series of related Contracts, or (B) that contains (or would contain, in the case of an option, right of first refusal or offer or similar rights) (x) ongoing representations, warranties, covenants, indemnities or other obligations (including “earn-out”, contingent value rights or other contingent payment or value obligations) that would involve or would reasonably be expected to require the receipt or making of payments in excess of $500,000 or (y) any provision pursuant to which any Equity Securities of Apple or any of its Subsidiaries (including any Apple ADS, but excluding any Apple Employee Plans) may be issued;

(v)    (A) any Contract involving or that would reasonably be expected to involve aggregate payments in excess of $500,000 in the fiscal year ending December 31, 2022 or will involve aggregate payments in excess of $500,000 in any fiscal year thereafter to or from such Governmental Authority or any university, college, research institute or other institution; (B) any Contract between any Governmental Authority, university, college, research institute or other institution on the one hand, and Apple or any of its Subsidiaries, on the other hand that involved aggregate payments by or to Apple or any of its Subsidiaries in excess of $500,000 in the fiscal year ending December 31, 2022 or will involve aggregate payments by or to Apple or any of its Subsidiaries in excess of $500,000 in any fiscal year thereafter; and (C) any subcontract or other Contract by which Apple or one of its Subsidiaries has agreed to provide goods or services through a prime contractor directly to a Governmental Authority, university, college, research institute or other institution that is expressly identified in such subcontract or other Contract as the ultimate consumer of such goods or services;

(vi)    any Contract that (A) limits or purports to limit, in any material respect, the freedom of Apple or any of its Subsidiaries (or Purchaser and its Subsidiaries after the Effective Time) to engage or compete in any line of business or with any Person or in any area, (B) contains exclusivity or “most favored nation” obligations or restrictions with respect to Apple or any of its Subsidiaries (or Purchaser and its Subsidiaries after the Effective Time), (C) contains minimum purchase requirements or (D) contains any other provisions that restrict the ability of Apple or any of its Subsidiaries (or Purchaser and its Subsidiaries after the Effective Time) to sell, market, distribute, promote, manufacture, develop, commercialize, or test or research any Apple Product (or product of Purchaser or its Subsidiaries after the Effective Time), directly or indirectly through third parties, in any material respect;

(vii)    any Contract relating to Indebtedness of Apple or any of its Subsidiaries (including under any short-term financing facility) in excess of $500,000 (whether incurred, assumed, guaranteed or secured by any asset of Apple or any of its Subsidiaries) other than any Contract exclusively between or among Apple and any of its wholly owned Subsidiaries;

(viii)    any Contract restricting the payment of dividends or the making of distributions in respect of any Equity Securities of Apple or any of its Subsidiaries or the repurchase or redemption of any Equity Securities of Apple or any of its Subsidiaries (other than Contracts relating to Indebtedness described in (vii) of this Section 4.15(a) and set forth in clause (vii) of Section 4.15(a) of the Apple Disclosure Schedule);

(ix)    any material joint venture, profit-sharing, partnership, collaboration or co-promotion agreement;

(x)    any Contract with any Person (A) pursuant to which Apple or its Subsidiaries are required to pay milestones, royalties or other contingent payments based on any research, testing, development, regulatory filings or approval, sale, distribution, commercial manufacture or other similar occurrences, developments, activities or events (other than any Contract with contract research organizations for internal research entered into in the ordinary course of business) or (B) under which Apple or its Subsidiaries grants to any Person any right of first refusal, right of first negotiation, option to purchase, option to license, or any other similar rights, in each case of each of clauses (A) and (B), that (1) involved aggregate payments by or to Apple or any of its Subsidiaries in excess of $500,000 in the fiscal year ending December 31, 2022 or will involve aggregate payments by or to Apple or any of its subsidiaries in excess of $500,000 in any fiscal year thereafter or (2) are material to the development, manufacture or sale of a Apple Product or are otherwise material to the business of Apple or any of its Subsidiaries;

(xi)    any lease or sublease for real property or personal property for which annual rental payments made by Apple or any of its Subsidiaries were, or are expected to be, in excess of $500,000 in the fiscal year ending December 31, 2023;

(xii)    all material Contracts pursuant to which Apple or any of its Subsidiaries (A) receives or is granted any license (including any sublicense) to, or covenant not to be sued under, any Intellectual Property Rights (other than licenses to commercially available software, including off-the-shelf software, or other commercially available technology), including any Intellectual Property Rights with respect to any Apple Product, or (B) grants any license (including any sublicense) to, or covenant not to be sued under, any Apple Intellectual Property (other than non-exclusive licenses granted in the ordinary course of business), in each case of each of clauses (A) and (B), that (1) involved aggregate payments by or to Apple or any of its Subsidiaries in excess of $500,000 in the fiscal year ending December 31, 2022 or will involve aggregate payments by or to Apple or any of its subsidiaries in excess of $500,000 in any fiscal year thereafter or (2) are material to the development, manufacture or sale of a Apple Product or are otherwise material to the business of Apple or any of its Subsidiaries;

(xiii)    any material Contract with any insurance company, prepaid health plan, health maintenance organization, preferred provider organization or private or public healthcare program;

(xiv)    any Contracts (A) with any record or, to the knowledge of Apple, beneficial owner as of the date hereof of five percent or more of the voting securities of Apple, or (B) of the type that would be required to be disclosed under Item 404 of Regulation S-K under the 1933 Act;

(xv)    any Contract involving the settlement or compromise of any Proceedings (whether pending or threatened) (or series of related Proceedings) which (A) will involve payments after the date of this Agreement in excess of $500,000 or (B) will impose monitoring or reporting obligations to any other Person outside the ordinary course of business or material restrictions on Apple or any Subsidiary of Apple (or, following the Effective Time, on Purchaser or any Affiliate of Purchaser);

(xvi)    any settlement agreements entered into by or with respect to Apple or any of its Subsidiaries with any Taxing Authority and providing for payments in excess of $500,000;

(xvii)    any Contract that obligates Apple or any Subsidiary of Apple to make any capital investment or capital expenditure outside the ordinary course of business and in excess of $500,000;

(xviii)    any Contract with a Material Supplier; and

(xix)    any other Contract required to be filed by Apple pursuant to Item 601(b)(10) of Regulation S-K.

(b)    All Material Contracts are, subject to the Bankruptcy and Equity Exceptions, (i) valid and binding obligations of Apple or a Subsidiary of Apple (as the case may be) and, to the knowledge of Apple, each of the other parties thereto, and (ii) in full force and effect and enforceable in accordance with their respective terms against Apple or its Subsidiaries (as the case may be) and, to the knowledge of Apple, each of the other parties thereto (in each case except for such Material Contracts that are terminated after the date of this Agreement in accordance with their respective terms, other than as a result of a default or breach by Apple or any of its Subsidiaries of any of the provisions thereof), except where the failure to be valid and binding obligations and in full force and effect and enforceable has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Apple, as of the date of this Agreement, no Person is seeking to terminate or challenging the validity or enforceability of any Material Contract, except such terminations or challenges that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither Apple nor any of its Subsidiaries, nor, to the knowledge of Apple, any of the other parties thereto, has violated any provision of, or committed or failed to perform any act that (with or without notice, lapse of time or both) would constitute a default under any provision of, and neither Apple nor any of its Subsidiaries has received written notice that it has violated or defaulted under, any Material Contract, except for those violations and defaults (or potential defaults) that would not have had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Apple has made available to Purchaser true and complete copies of each of Material Contract as in effect as of the date hereof. None of Apple or any of its Subsidiaries have provided any offer, bid, quotation or proposal to sell products made or services provided by Apple or any of its Subsidiaries that, if accepted or awarded, would lead to any Contract or subcontract of the type described in Section 4.15(a)(vi).

Section 4.16    Taxes.

(a)    Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect:

(i)    All Tax Returns required by Applicable Law to be filed with any Taxing Authority by, or with respect to, Apple or any of its Subsidiaries have been filed when due (giving effect to all valid extensions of time within which to file) in accordance with all Applicable Law, and all such Tax Returns (and any amendments thereof) are true and complete in all respects.

(ii)    Each of Apple and its Subsidiaries has (x) timely paid in full to the appropriate Taxing Authority (or has had timely paid in full on its behalf) all Taxes due and owing by it (whether or not shown on any Tax Return), and (y) where payment is not yet due, established (or had established on its behalf and for its sole benefit and recourse) an adequate accrual, in accordance with GAAP.

(iii)    Each of Apple and its Subsidiaries has (x) duly and timely withheld, deducted and collected all Taxes required to be withheld, deducted and collected by any of them with respect to any payment owing to, or received from, their employees, creditors, independent contractors, customers and other third parties, and such Taxes have been duly and timely paid to the proper Taxing Authority or properly set aside in accounts for future payment when due and (y) otherwise complied with all Applicable Law relating to the payment, withholding, deduction, collection and remittance of Taxes (including information reporting requirements and record retention requirements).

(iv)    There is no (x) Proceeding pending or, to the knowledge of Apple, threatened against or with respect to Apple or its Subsidiaries in respect of Taxes or Tax Returns of such Person or (y) deficiency for Taxes that has been proposed, asserted or assessed by any Governmental Authority against Apple or any of its Subsidiaries and that has not been fully satisfied by payment.

(v)    Neither Apple nor any of its Subsidiaries has extended or waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency and no request for any such waiver or extension has been filed or is currently pending.

(vi)    There are no Liens for Taxes (other than Permitted Liens) on any of the property or assets of Apple or any of its Subsidiaries.

(vii)    Neither Apple nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date as a result of (A) any change in or incorrect method of accounting occurring prior to the Effective Time pursuant to Section 481(a) of the Code (or any similar provision of state, local or non-U.S. law), (B) any installment sale or open transaction made prior to the Effective Time, (C) any intercompany transaction or excess loss account described in the Treasury Regulations promulgated under Section 1502 of the Code (or any similar provision of state, local or non-U.S. law) entered into prior to or existing as of immediately prior to the Effective Time, (D) any closing agreement pursuant to Section 7121 of the Code (or any similar provision of state, local or non-U.S. law) entered into prior to the Effective Time (E) any prepaid amount received (or deferred revenue recognized) or paid prior to the Effective Time or (F) any election pursuant to Section 108(i) of the Code (or any similar provision of state, local or non-U.S. law).

(viii)    To the knowledge of Apple, within the past six years, no jurisdiction in which Apple or any of its Subsidiaries does not file a Tax Return has asserted a claim that Apple or such Subsidiary is or may be subject to Taxes or required to file Tax Returns in such jurisdiction.

(ix)    Apple has made available to Purchaser true, correct and complete copies of (i) all income, franchise and all other Tax Returns of Apple and its Subsidiaries relating to the taxable periods since its formation and (ii) any audit report issued relating to any Taxes due from or with respect to Apple and its Subsidiaries.

(x)    Apple and its Subsidiaries are not a party to any tax sharing, allocation, indemnity or similar agreement or arrangement (whether or not written) pursuant to which they may have any obligation to make any payments after the Closing Date (other than (a) an agreement solely between or among Apple and/or one or more of its Subsidiaries or (b) Tax indemnification provisions in ordinary course commercial agreements that are not primarily related to Taxes).

(xi)    Apple is not a party to or bound by any closing agreement, offer in compromise, concession or other agreement or arrangement with any Governmental Authority with respect to Taxes or any matter relating thereto. Apple and its Subsidiaries are not subject to any private letter ruling (or, ruling request) of the IRS, or comparable rulings of any Taxing Authority.

(xii)    Apple and its Subsidiaries are not a party to or member of any joint venture, partnership, limited liability company or other arrangement or Contract which could be treated as a partnership for U.S. federal income Tax purposes.

(b)    Apple and its Subsidiaries have made available all documentation relating to any applicable Tax holidays, deferrals or incentives and are in compliance with the requirements of any applicable Tax holidays, deferrals or incentives.

(c)    All documents to which Apple or any of its Subsidiaries is a party and under which Apple or any of its Subsidiaries has any rights or that form part of Apple’s or any of its Subsidiaries’ title to any asset have been duly stamped and any applicable stamp or any other transfer, registration or documentary Tax in respect of such documents has been paid and no Tax remains to be paid in respect of any such documents that are outside the United Kingdom and have yet to be brought into the United Kingdom.

(d)    Neither Apple nor any of its Subsidiaries has undertaken to represent for stamping any document that has been provisionally stamped.

(e)    Since January 1, 2020, neither Apple nor any of its Subsidiaries was a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a transaction intended to qualify under Section 355 of the Code (or any similar provision of state, local or non-U.S. law).

(f)    Apple is, and at all times since its formation has been, properly treated as a foreign corporation for U.S. federal income Tax purposes, and neither Apple nor any of its Subsidiaries (nor any of their respective predecessors) is or has been a “surrogate foreign corporation” within the meaning of Section 7874(a)(2)(B) of the Code or a domestic corporation under Section 7874(b) of the Code.

(g)    Neither Apple nor any of its Subsidiaries (i) is or has been a member of any affiliated, consolidated, combined, aggregate, unitary or similar group for Tax purposes other than one of which Apple or any of its Subsidiaries was the common parent; (ii) is party to or bound by, or has any obligation under, any material agreement relating to the apportionment, sharing, assignment, indemnification, reimbursement or allocation of Taxes (other than (x) an agreement solely between or among Apple and/or one or more of its Subsidiaries or (y) Tax indemnification provisions in ordinary course commercial agreements that are not primarily related to Taxes); (iii) has entered into a closing agreement pursuant to Section 7121 of the Code (or any similar provision of state, local or non-U.S. law) or other ruling by or written agreement with a Taxing Authority, in each case, with respect to material Taxes and there are no requests for rulings, determinations or closing agreements in respect of any material Taxes that are pending between Apple or any of its Subsidiaries and any Taxing Authority; or (iv) has any liability for the Taxes of any Person (other than Apple or any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or non-U.S. law) or as a transferee or successor, by contract (other than a contract described in Section 4.16(g)(ii)(y)) or otherwise by operation of law.

(h)    Neither Apple nor any of its Subsidiaries has made an election pursuant to Section 965(h) of the Code.

(i)    Neither Apple nor any of its Subsidiaries has participated or engaged in any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2) or any other similar transaction requiring disclosure under any similar provision of state, local or non-U.S. law.

(j)    Apple and its Subsidiaries are not, and have never been, “United States real property holding corporations” within the meaning of Section 897 of the Code.

(k)    Apple and its Subsidiaries are and have always been resident only in their jurisdiction of incorporation for all Tax purposes, and neither Apple nor any of its Subsidiaries have ever been treated as having a permanent establishment in any other jurisdiction or been liable to Tax on a net income basis (other than any Tax imposed by way of withholding or deduction from payments to Apple or its Subsidiaries) under the laws of any jurisdiction other than its jurisdiction of incorporation.

(l)    Apple and each of its Subsidiaries have at all times materially complied with all Applicable Laws regarding transfer pricing, including the execution and maintenance of all documentation required to substantiate the transfer pricing practices and methodology of Apple and its Subsidiaries.

(m)    Neither Apple nor any of its Subsidiaries is a party to any advance pricing agreement or any similar agreement or arrangement with any Taxing Authority.

(n)    This Transaction will not result in any asset being deemed to have been disposed of and re-acquired by Apple or its Subsidiaries for Tax purposes.

(o)    No change of ownership of Apple or its Subsidiaries has taken place in circumstances such that Part 14 of CTA 2010 may be applied to deny relief for a loss or losses incurred by Apple or its Subsidiaries. Within the period of five years ending with the date of the Transaction, these has been no cessation of, or major change in the nature or conduct of, any trade or business carried on by Apple of its Subsidiaries.

(p)    No Taxing Authority has disallowed or challenged Apple’s claims, or any Subsidiary’s claims, for the research and development tax credit for small medium enterprises or the research and development expenditure credit (RDEC).

(q)    Neither Apple nor any of its Subsidiaries has been a party to, nor has otherwise been involved in, any transaction, scheme or arrangement containing steps or stages that have no commercial purpose or of which a main purpose was the avoidance (or deferral) of Tax or reducing a liability to Tax or amounts to be accounted for under PAYE or circumventing the intended limits of a Tax relief.

Section 4.17    Employees and Employee Benefit Plans.

(a)    Section 4.17(a) of the Apple Disclosure Schedule sets forth a true and complete list as of the date of this Agreement of each material Apple Employee Plan and identifies the country in which such Apple Employee Plan is maintained. For each material Apple Employee Plan, Apple has made available to Purchaser a copy of such plan (or a description, if such plan is not written) and all amendments thereto, together with a copy of (if applicable) (i) each material trust, insurance or other funding arrangement, (ii) each summary plan description and summary of material modifications, (iii) the most recently filed Internal Revenue Service Forms 5500, (iv) the most recent favorable determination or opinion letter from the Internal Revenue Service, (v) the most recently prepared actuarial reports and financial statements in connection with each such Apple Employee Plan and (vi) all material non-routine documents and correspondence relating thereto received from or provided to the Department of Labor, the PBGC, the Internal Revenue Service or any other Governmental Authority during the past year.

(b)    Neither Apple nor any of its ERISA Affiliates (nor any predecessor of any such entity) sponsors, maintains, administers or contributes to (or has any obligation to contribute to), or has, during the last six years, sponsored, maintained, administered or contributed to (or had any obligation to contribute to), any plan subject to Title IV of ERISA, including any multiemployer plan, as defined in Section 3(37) of ERISA. Neither Apple nor any of its Subsidiaries have in the last six years been a party to, a sponsoring employer of, or an “associate” of or “connected” with an “employer” (within the meaning of the United Kingdom Pensions Act 2004) of an “occupational pension scheme” which is not a “money purchase scheme” (as such terms are defined in the United Kingdom Pension Schemes Act 1993). Neither Apple nor any of its Subsidiaries have at any time prior to the date of this Agreement been such an employer, or participated in or had any liability in relation to a defined benefit pension scheme in any jurisdiction.

(c)    Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each Apple Employee Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter or may rely on a favorable opinion letter from the Internal Revenue Service or has applied to the Internal Revenue Service for such a letter within the applicable remedial amendment period or such period has not expired and, to the knowledge of Apple, no circumstances exist that would reasonably be expected to result in any such letter being revoked or not being reissued or a penalty under the Internal Revenue Service Closing Agreement Program if discovered during an Internal Revenue Service audit or investigation. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each trust created under any such Apple Employee Plan is exempt from tax under Section 501(a) of the Code and has been so exempt since its creation.

(d)    Each Apple Employee Plan has in all material respects been maintained in compliance with its terms and all Applicable Law, including ERISA, the Code, any applicable provisions of the United Kingdom Pensions Act 2008 and United Kingdom laws prohibiting discrimination on the grounds of a protected characteristic (as set out in the United Kingdom Equality Act 2010). No Proceeding (other than routine claims for benefits) is pending against or involves or, to Apple’s knowledge, is threatened against, any Apple Employee Plan before any Governmental Authority, including the Internal Revenue Service, the Department of Labor, the PBGC, the United Kingdom Pensions Ombudsman or the United Kingdom Pensions Regulator. Each of Apple and its

Subsidiaries with employees in the United Kingdom has complied with its automatic enrollment obligations as required by the United Kingdom Pensions Act 2008 and associated legislation, and no written notices, fines, or other sanctions have been issued by the United Kingdom Pensions Regulator with respect to any such non-compliance.

(e)    Except as provided under this Agreement or pursuant to Applicable Law, with respect to each director, officer, employee or independent contractor (including each former director, officer, or employee) of Apple or any of its Subsidiaries, the consummation of the transactions contemplated by this Agreement (either alone or in combination with any other event) will not, either alone or together with any other event: (i) entitle any such individual to any payment or benefit, including any bonus, retention, severance or retirement benefit, (ii) accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, or increase the amount payable or trigger any other obligation under, any Apple Employee Plan, (iii) contractually limit or restrict the right to amend or terminate any Apple Employee Plan or (iv) result in the payment of any “excess parachute payment” (as defined in Section 280G(b)(1) of the Code) that would be subject to the excise tax under Section 4999 of the Code.

(f)    Neither Apple nor any of its Subsidiaries has any liability for, and no Apple Employee Plan provides for any post-employment or post-retirement medical, dental, disability, hospitalization, life or similar benefits (whether insured or self-insured) to any director, officer, or employee (including any former director, officer, or employee) of Apple or any of its Subsidiaries other than coverage mandated by Applicable Law (such as health care continuation coverage as required by Section 4980B of the Code or any similar state law or ERISA) or for a limited period of time following a termination of employment pursuant to the terms of an existing employment, severance or similar agreement in effect as of the date hereof. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, all contributions and expenses due and payable by Apple or any of its Subsidiaries in respect of an Apple Employee Plan have been timely made or properly accrued or reserved.

(g)    No United Kingdom-based employee or officer, and no former United Kingdom based employee or officer, of Apple or any of its Subsidiaries has any entitlement (whether actual or contingent) to enhanced pension rights on early retirement and/or redundancy arising as a result of a transfer of their employment to Apple or any of its Subsidiaries under either the United Kingdom Transfer of Undertakings (Protection of Employment) Regulations 2006 (as amended) or its predecessor legislation.

(h)    Neither Apple nor any of its Subsidiaries has any obligation to gross-up, indemnify or otherwise reimburse any Person for any Tax incurred by such Person under Section 409A or 4999 of the Code.

(i)    Any lump sum, gratuity or other like benefit payable in the event of the death in service of a United Kingdom-based employee or officer of Apple or any of its Subsidiaries is fully insured with an insurance company authorized under the United Kingdom Financial Services and Markets Act 2000 with permission under Part 4A of that Act to effect and carry out contracts of long-term insurance.

(j)    With respect to any Apple Employee Plan for the benefit of Apple employees or dependents thereof who perform services or who are employed outside of the United States (a “Non-U.S. Plan”): (i) if required to have been approved by any non-U.S. Governmental Authority (or permitted to have been approved to obtain any beneficial Tax or other status), such Non-U.S. Plan has been so approved or timely submitted for approval; no such approval has been revoked (nor, to the knowledge of Apple, has revocation been threatened) and to the knowledge of Apple, no event has occurred since the date of the most recent approval or application therefor that is reasonably likely to affect any such approval; (ii) if intended to be funded and/or book reserved, such Non-U.S. Plan is fully funded and/or book reserved, as appropriate, based upon reasonable actuarial assumptions; and (iii) no liability exists or reasonably could be imposed upon the assets of Apple or any of its Subsidiaries by reason of such Non-U.S. Plan.

Section 4.18    Labor Matters.

(a)    Except as set forth in Section 4.18(a) of the Apple Disclosure Schedule, neither Apple nor any of its Subsidiaries employs any employees on Contracts that are not terminable at will or upon up to 3 months’ notice or such longer period required by Applicable Law (other than agreements with the sole purpose of providing for the confidentiality of proprietary information, other restrictive covenants or assignment of inventions) without giving rise to a claim for damages or compensation (other than a statutory redundancy payment or statutory compensation for unfair dismissal pursuant to Applicable Law). No employee of Apple or any of its Subsidiaries is entitled to a payment under their employment contract in respect of any post-termination restrictive covenant.

(b)    Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) neither Apple nor any of its Subsidiaries has any direct or indirect liability, whether actual or contingent, with respect to any misclassification of any person other than as an employee (and if an employee based in the United States, as an employee exempt from overtime and minimum wage requirements), or with respect to any employee leased from another employer pursuant to an employer of record arrangement, and (ii) all former and current independent contractors and all former and current U.S. employees treated as exempt from overtime and minimum wage requirements have been properly classified for the purposes of all Applicable Laws.

(c)    Apple and its Subsidiaries are, and since January 1, 2021 have been, in material compliance with all Applicable Laws relating to labor and employment, including those relating to all obligations imposed on them by any individual contract of employment or engagement, or relating to labor management relations, employee terminations (including layoffs, furloughs, or plant closures), wages, hours, overtime, employee classification, discrimination, retaliation, disability and accommodation, immigration, pay equity, the publication of information pursuant to the United Kingdom Equality Act 2020 (Gender Pay Gap Information) Regulations 2017, sexual harassment, civil rights, affirmative action, work authorization, safety and health, information privacy and security and workers’ compensation.

(d)    Except as set forth in Section 4.18(d) of the Apple Disclosure Schedule, there are not currently, and since January 1, 2021 there have not been, any actions, suits, claims (oral or written), charges, complaints to a Governmental Authority, material investigations or other legal proceedings against Apple or any of its Subsidiaries, or to Apple’s knowledge, threatened to be brought or filed, with any Person or any Governmental Authority or arbitrator in connection with the employment or engagement of any current or former employee, applicant, contractor, or other service provider of Apple or any of its Subsidiaries, including, without limitation, any claim relating to unfair labor practices, employment discrimination, harassment, retaliation, equal pay, wage or hours violations, unpaid wages, misclassification, unpaid commissions, wrongful termination, or relating to any employees of Apple or any of its Subsidiaries or any program, plan or arrangement in which such employees participated while employed with Apple or any of its Subsidiaries, or any other employment related matter arising under Applicable Laws.

(e)    Section 4.18(e) of the Apple Disclosure Schedule sets forth a true and complete list as of the date of this Agreement of all the written terms of appointment or employment for each Senior Employee (including any amendments to them), and Apple has made available to Purchaser a copy of such terms of appointment or employment and all amendments thereto.

(f)    As of the date of this Agreement, no Key Employee has given or received notice terminating their appointment or employment or, to Apple’s knowledge, intends to terminate their service with Apple or its relevant Subsidiary and, to Apple’s knowledge, no Key Employee is currently engaged in or has received an offer to join a business that may be competitive with the business of Apple and its Subsidiaries.

(g)    Since January 1, 2021: (i) no allegations of harassment, discrimination or misconduct have been made against any (A) officer or director of Apple or any of its Subsidiaries, or (B) any employee of Apple or any of its Subsidiaries who, directly or indirectly, supervises or has managerial authority over other employees or service providers of Apple or any of its Subsidiaries, and (ii) Apple and its Subsidiaries have not entered into any settlement agreement related to allegations of harassment, discrimination or misconduct by an employee, contractor, director, officer, or other representative of Apple or any of its Subsidiaries.

(h)    Neither Apple, nor any of its Subsidiaries, has been a party to a relevant transfer, and no employee of Apple or any of its Subsidiaries has transferred into employment with Apple or any of its Subsidiaries, pursuant to the Acquired Rights Directive (Council Directive no. 2001/23 dated March 12, 2001), as amended from time to time, or domestic legislation implementing such directive into the national Applicable Law of the United Kingdom or any country in the European Economic Area, or any legislation that has substantially the same effect in any country outside the United Kingdom or any country in the European Economic Area.

(i)    Neither Apple nor any of its Subsidiaries participated in the United Kingdom Coronavirus Job Retention Scheme or any similar scheme, nor reduced any annual rates of base salaries or wages, annual bonus targets or amounts or commissions, nor delayed or deferred payment of any of the foregoing or implemented any workforce reductions or terminations, with a stated rationale of being in response to the impact of the COVID-19 pandemic.

(j)    Neither Apple nor any of its Subsidiaries has since January 1, 2021 (i) given notice of proposed redundancies to the relevant United Kingdom Secretary of State or started consultations with a trade union under the Part IV Chapter II of the United Kingdom Trade Union and Labour Relations (Consolidation) Act 1992 or failed to comply in all material respects with its obligations under Part IV Chapter II of that Act, or (ii) or been engaged in any lay-offs, furloughs, reductions in hours or employee terminations sufficient in number to trigger application of any equivalent Applicable Law (including the Worker Adjustment and Retraining Notification Act or similar law).

(k)    Neither Apple nor any of its Subsidiaries is a party to or subject to, or is currently negotiating in connection with entering into, any Labor Agreement or arrangement with, or commitment to, any labor organization, labor or trade union, works council, staff association or other organizations with respect to any employees, and from January 1, 2021 through the date of this Agreement, to the knowledge of Apple, there has not been any organizational campaign, card solicitation, petition or other unionization or similar activity seeking recognition of a collective bargaining or similar unit relating to any director, officer, or employee of Apple or any of its Subsidiaries. There are no unfair labor practice complaints pending or, to Apple’s knowledge, threatened in writing against Apple or any of its Subsidiaries before the National Labor Relations Board or any other Governmental Authority or any current union representation questions involving any director, officer, or employee (including any former director, officer, or employee) of Apple or any of its Subsidiaries with respect to Apple or its Subsidiaries. Since January 1, 2021 there has not been, and there is no, labor strike, slowdown, stoppage, picketing, interruption of work or lockout pending or, to Apple’s knowledge, threatened in writing against or affecting Apple or any of its Subsidiaries.

(l)    No current request made pursuant to: Schedule A1 Part I of the United Kingdom Trade Union and Labour Relations (Consolidation) Act 1992 for recognition of any trade union; Regulation 7 of the United Kingdom Information and Consultation of Employees Regulations 2004 to negotiate an agreement in respect of information or consultation;, has been received by Apple or any of its Subsidiaries nor, to Apple’s knowledge does any trade or labor union, works council, staff association or group of employees currently intend to submit any such request to Apple or any of its Subsidiaries.

(m)    Apple and its Subsidiaries have not entered into any agreement with any works council, labor union, or similar labor organization that would require Apple to obtain the consent of, or provide advance notice, to such works council, labor union or similar labor organization of the transactions contemplated by this Agreement.

Section 4.19    Intellectual Property.

(a)    Section 4.19(a) of the Apple Disclosure Schedule is a complete and accurate list, as of the date of this Agreement, of all Patents, registered Marks, registered Copyrights and registered Internet Properties, and applications for any of the foregoing, that are owned by or purported to be owned by, or that are filed or registered in the name of, Apple or any of its Subsidiaries (the “Apple Registered IP”), specifying as to each the nature of such right, any jurisdiction that has issued a registration with respect thereto or in which an application for such a registration is pending, and any applicable registration or application number.

(b)    Each item of Apple Intellectual Property owned or purported to be owned by Apple or its Subsidiaries is legally, beneficially and solely owned by Apple or one of its Subsidiaries, free and clear of all Liens (other than Permitted Liens). None of the Apple Registered IP has, lapsed, expired, or been abandoned (including as a result of failure to pay the necessary renewal or maintenance fees) prior to the end of the applicable term of such Apple Registered IP, except where Apple has made a reasonable business decision to not maintain such Apple Registered IP. All Apple Registered IP is valid and enforceable in all material respects. There is no opposition, interference, derivation, cancellation Proceeding pending or, to the knowledge of Apple, threatened against Apple or its Subsidiaries, challenging or contesting the ownership, validity, scope or enforceability of any Apple Intellectual Property that has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(c)    The Apple Intellectual Property and the Licensed Intellectual Property constitute all of the material Intellectual Property Rights necessary to conduct the business of Apple and its Subsidiaries as conducted as of the date of this Agreement, and as it is proposed to be conducted, including the development, manufacture, marketing, sale and commercialization of each Apple Product. Neither Apple nor any Subsidiary of Apple has granted or transferred (or is obligated to grant or transfer) to any Person or has permitted (or is obligated to permit) any Person to retain any ownership interest, including any joint ownership interest, or any exclusive rights, in any Intellectual Property Rights that are or were Apple Intellectual Property owned or purported to be owned by Apple or its Subsidiaries.

(d)    None of the Apple Intellectual Property is subject to any Order or Proceeding pending or, to the knowledge of Apple, threatened, naming Apple or any of its Subsidiaries contesting the validity, enforceability, or use thereof, or rights thereto by or of Apple or any of its Subsidiaries that has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Apple, as of the date of this Agreement, neither the operation of the business of Apple or any of its Subsidiaries nor any Apple Product materially infringes, misappropriates or otherwise violates and has not materially infringed, misappropriated or otherwise violated, any Intellectual Property Rights of any Third Party. To the knowledge of Apple, as of the date of this Agreement no Third Party has materially infringed, misappropriated or otherwise violated any Apple Intellectual Property owned or purported to be owned by Apple or its Subsidiaries. Neither Apple nor any Subsidiary of Apple has instituted or threatened in writing to institute any Order or Proceeding against any Third Party alleging that such Third Party is infringing, misappropriating, or otherwise violating any Apple Intellectual Property or any other Intellectual Property Rights.

(e)    Apple and its Subsidiaries have taken commercially reasonable steps to protect and maintain any Trade Secrets material to the operation of the business of Apple or any of its Subsidiaries, and to the knowledge of Apple, neither Apple nor any of its Subsidiaries have disclosed, or authorized the disclosure of, such Trade Secrets to any Person, other than in the ordinary course of business pursuant to a written confidentiality agreement.

(f)    Apple and its Subsidiaries have complied with any and all obligations to the extent applicable pursuant to the Bayh-Dole Act, 35 U.S.C. §200–212 and any other similar Applicable Law, with respect to any Apple Intellectual Property or an Apple Product (or the manufacture of an Apple Product (including any precursor to such product), or sale thereof).

(g)    Neither Apple nor any of its Subsidiaries is party to any Contract which, as a result of the consummation of the transactions contemplated by this Agreement, would (i) grant to any Third Party any right to any Apple Intellectual Property or any Purchaser Intellectual Property or (ii) result in the grant of (or requirement to grant) any license, covenant not to assert, release, agreement not to enforce or prosecute, or other immunity to or under any Apple Intellectual Property or any Purchaser Intellectual Property, to any Third Party. The transactions contemplated by this Agreement will not result in any material loss of, or the diminishment in value of, any Apple Intellectual Property.

(h)    Apple and its Subsidiaries have obtained from all current or former employees, officers, consultants, contractors and others who have created or developed Apple Intellectual Property for or on behalf of Apple or any of its Subsidiaries, valid assignments (or, in the case of consultants and contractors, assignment or license) of such parties’ rights in such Intellectual Property Rights to Apple or one of its Subsidiaries, to the extent permitted by Applicable Law, or Apple and its Subsidiaries otherwise exclusively own such Intellectual Property Rights by operation of law. Apple and its Subsidiaries have, and enforce, a policy requiring each employee, officer, consultant, contractor or other Person that has access to any Intellectual Property Rights to execute a confidentiality agreement that obligates such Person to maintain the confidentiality thereof.

Section 4.20    Privacy and Data Protection.

(a)    In connection with its collection, acquisition, use, storage, transfer (including any cross-border transfers), distribution, dissemination or other processing of Personal Data, Apple and its Subsidiaries are and have at all times been in material compliance with all applicable Privacy Legal Requirements and Privacy Commitments.

(b)    Neither Apple nor any of its Subsidiaries (i) have received any written notice alleging any violation by Apple or any of its Subsidiaries of any Privacy Legal Requirement or Privacy Commitments, nor, to the knowledge of Apple, has Apple or any of its Subsidiaries been threatened in writing to be charged with any such violation by any Governmental Authority, (ii) have been or are subject to any Proceedings that relate to the use of Personal Data or Apple’s or its Subsidiaries’ compliance with the Privacy Legal Requirements or the Privacy Commitments (iii) have received any written complaint by any Person since January 1, 2021 with respect to the collection, acquisition, use, storage, transfer (including any cross-border transfers), distribution, dissemination or other processing of Personal Data by Apple or any of its Subsidiaries (including any complaint which alleges that Apple or its Subsidiaries have failed to comply with an individual rights request made by a Person pursuant to their rights under the Privacy Legal Requirements).

(c)    Apple and its Subsidiaries have (i) implemented and maintained commercially reasonable administrative, technical, and physical safeguards designed to ensure that Personal Data and other confidential or proprietary data in the possession or control of Apple or its Subsidiaries (collectively “Protected Data”) is protected against unauthorized access, acquisition, destruction, use, or disclosure, and loss, damage, corruption, or other misuse and such safeguards have materially conformed with applicable Privacy Commitments; and (ii) entered into written agreements with all third-party service providers, outsourcers, processors or other third parties who process, store or otherwise handle Personal Data for or on behalf of Apple and its Subsidiaries that obligate such persons to take reasonable measures designed to protect and secure Personal Data from loss, theft, misuse or unauthorized use, access, modification or disclosure. To Apple’s knowledge, none of the third-party service providers, outsourcers, processors or other third parties who process, store or otherwise handle Personal Data for or on behalf of Apple and its Subsidiaries have suffered any security breach that resulted in any unauthorized access to, modification of, use of, disclosure of or loss of or damage to any Personal Data processed, stored or otherwise handled on behalf of Apple or its Subsidiaries.

(d)    To Apple’s knowledge, neither Apple nor its Subsidiaries have suffered a security breach that resulted in any unauthorized access to, modification of, use of, disclosure of or loss of or damage to any Personal Data processed, stored or otherwise handled on behalf of Apple or its Subsidiaries and there has been no material, persistent failure, deficiency, disruption or interruption with respect to any information technology systems of Apple or its Subsidiaries. Neither Apple or its Subsidiaries have notified, or, to Apple’s knowledge have been required to notify pursuant to the Privacy Legal Requirements or the Privacy Commitments, a Governmental Authority or any Person of a security breach.

(e)    Since January 1, 2021, Apple has regularly obtained an independent data security audit, including penetration testing and vulnerability analysis, by a reputable third-party audit firm. Apple has promptly remediated all material, critical, or high-risk threats and deficiencies identified in each such assessment.

(f)    Section 4.20(f) of the Apple Disclosure Schedule accurately identifies and describes: (i) all AI Technology that is under development by or for Apple or its Subsidiaries; and (ii) all AI Technology that is not licensed or sold to third parties but is used internally by Apple or its Subsidiaries.

(g)    Section 4.20(g) of the Apple Disclosure Schedule accurately identifies and describes all Training Data that is material to (i) the development of the AI Technology developed and/or used by Apple or its Subsidiaries; or (ii) the ongoing operation or improvement of such AI Technology. Apple and its Subsidiaries have complied with all contractual terms applicable to any Training Data disclosed or required to be disclosed in Section 4.20(g) of the Apple Disclosure Schedule, including the end user license agreement or other terms that govern the use by Apple or its Subsidiaries of any APIs used to collect Training Data and the website terms or other terms that govern the collection and/or use by Apple or its Subsidiaries of any Scraped Dataset. No Training Data has ever contained Personal Data.

(h)    For AI Technology that is used by Apple or its Subsidiaries to make (or facilitate the making of) decisions that evaluate, analyze, or predict personal aspects concerning an identified or identifiable individual’s economic situation, health, employment, personal preferences, interests, reliability, behavior, location, or movements; that have a legal, material, or similarly significant effect on an individual; or that otherwise are in a hazardous, high-risk or regulated environment (e.g., credit worthiness, insurance), Apple and its Subsidiaries (i) retain all legally relevant information pertaining to the development, deployment, testing, auditing, monitoring, and use of the AI Technology, including information that explains or could be used to explain the decisions made or facilitated by the AI Technology; and (ii) have complied with all laws, regulations, and industry standards applicable to the AI Technology, including the Privacy Legal Requirements.

(i)    Apple and its Subsidiaries maintain or adhere to industry standard policies and procedures relating to the ethical, trustworthy, and responsible use and deployment of AI Technologies at and by Apple and its Subsidiaries, including policies, protocols and procedures for identifying and mitigating illicit bias in training data or in the algorithms and models used in AI Technologies. Apple and its Subsidiaries regularly audit their compliance with such policies and procedures, and there has been (i) no actual or alleged non-compliance with any such policies, protocols and procedures; (ii) no complaint, claim, investigation, proceeding or litigation alleging that training data used in the development, training, improvement or testing of any AI Technology was biased, untrustworthy or manipulated in an unethical or unscientific way, and no report, finding or impact assessment of any internal or external auditor or other third party that makes any such allegation; and (iii) no request for information or testimony from any Governmental Authority concerning any AI Technologies.

(j)    Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, to the knowledge of Apple, no transfer of Personal Data in connection with the transactions contemplated by this Agreement (including the Transaction) will violate in any material respect any applicable Privacy Legal Requirement or Privacy Commitment.

Section 4.21    Properties. Section 4.21 of the Apple Disclosure Schedule sets forth a true, complete and accurate list, as of the date hereof, of any real property that Apple or any Subsidiary of Apple leases, subleases, licenses, uses or occupies and any Contract pursuant to which Apple or any Subsidiary of Apple leases, subleases, licenses, uses or occupies any real property (any such properties, the “Real Properties”, and any such Contracts, the “Leases”). Neither Apple nor any Subsidiary of Apple owns any real property. As of the date hereof, neither Apple nor any Subsidiary of Apple has subleased, licensed or otherwise granted any Person the right to use or occupy any real property. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) Apple or the relevant Subsidiary set forth in Section 4.21 of the Apple Disclosure Schedule has a good and valid leasehold or license interest in the Real Properties, free and clear of all Liens, except for Permitted Liens, and together with all rights necessary for the use and occupation of the Real Properties for the purpose of the business carried on by Apple and its Subsidiaries and all necessary registrations have been made and all necessary taxes and / or fees have been paid in relation to the Real Properties, (b) each Lease under which Apple or any of its Subsidiaries leases, subleases or licenses any real property is, subject to the Bankruptcy and Equity Exceptions, a valid and binding obligation of Apple or a Subsidiary of Apple (as the case may be) and, to the knowledge of Apple, each of the other parties thereto, and in full force and effect and enforceable in accordance with its terms against Apple or its Subsidiaries (as the case may be) and, to the knowledge of Apple, each of the other parties thereto (except for such Leases that are terminated after the date of this Agreement in accordance with their respective terms, other than as a result of a default or breach by Apple or any of its Subsidiaries of any of the provisions thereof), (c) neither Apple nor any of its Subsidiaries, nor, to the knowledge of Apple, any of the other parties thereto has breached, violated or committed or failed to perform any act or failed to pay any sum which (with or without notice, lapse of time or both) would constitute a default or breach (i) under any provision of any Lease, (ii) under any covenant, restriction, stipulation or other encumbrance affecting the Real Property or (iii) under Applicable Law, (d) neither Apple nor any of its Subsidiaries has received written notice that it has violated or defaulted under any Lease or under any covenant, restriction, stipulation or other encumbrance affecting the Real Property, (e) neither Apple nor any of its Subsidiaries have not had occasion to make any claim or complaint in relation to any neighboring property or its use or occupation and there are no disputes, claims, actions, demands or complaints which are outstanding or which are expected in relation to any Real Property and (f) neither Apple nor any of its Subsidiaries, nor any of the other parties thereto, has served notice to exercise any right to terminate any Lease. Apple has made available to Purchaser true and complete copies of each Lease (and all documents supplemental to it) in effect as of the date hereof.

Section 4.22    Environmental Matters.

(a)    Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (i) Apple and its Subsidiaries are, and since January 1, 2019 have been, in compliance with all Environmental Laws and all Environmental Permits and hold all applicable Environmental Permits, (ii) none of Apple or any of its Subsidiaries has Released any Hazardous Substance at any real properties owned or subject to any Lease or otherwise operated by Apple or any of its Subsidiaries and (iii) since January 1, 2019, no notice, notification, demand, request for information, citation, summons or order has been received, no complaint has been filed, no penalty has been assessed, and no Proceeding is pending or, to the knowledge of Apple, threatened by any Governmental Authority or other Person alleging that Apple or any of its Subsidiaries has any liability that relates to or arises under, or has violated, any Environmental Law or Environmental Permit.

Section 4.23    FCPA; Anti-Corruption; Sanctions.

(a)    Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, none of Apple, any of its Subsidiaries or any of their respective directors or officers, or, to the knowledge of Apple, any employee, agent or representative of Apple or any of its Subsidiaries, in each case acting on behalf of Apple or any of its Subsidiaries, has, in the last five years, in connection with the business of Apple or any of its Subsidiaries, (i) taken any action in violation of the FCPA or other applicable Bribery Legislation (in each case to the extent applicable), (ii) offered, authorized, provided or given (or made attempts at doing any of the foregoing) any payment or thing of value to any Person, including a “foreign official” (as defined in the FCPA), for the purpose of influencing any act or decision of such Person to unlawfully obtain or retain business or other advantage or (iii) taken any other action that would constitute an offer to pay, a promise to pay or a payment of money or anything else of value, or an authorization of such offer, promise or payment, directly or indirectly, to any Representative of another Person in the course of their business dealings with Apple or any Subsidiary of Apple, in order to unlawfully induce such Person to act against the interest of his or her employer or principal.

(b)    None of Apple, any of its Subsidiaries or any of their respective directors or officers, or, to the knowledge of Apple, any employee of Apple or any of its Subsidiaries, is, or in the last five years has been, subject to any actual or pending or, to the knowledge of Apple, threatened civil, criminal, or administrative Proceedings, notices of violation, demand letters, settlements, or enforcement actions by any Governmental Authority, or made any voluntary disclosures to any Governmental Authority, involving Apple or any of its Subsidiaries relating to applicable Bribery Legislation, including the FCPA.

(c)    Apple and each of its Subsidiaries has made and kept books and records, accounts and other records, which, in reasonable detail, accurately and fairly reflect all transactions and dispositions of assets of Apple and each of its Subsidiaries in all material respects.

(d)    Apple and each of its Subsidiaries has instituted and maintains policies and procedures reasonably designed to promote compliance applicable Sanctions Laws (to the extent applicable to Apple’s businesses), the FCPA and other applicable Bribery Legislation.

(e)    None of Apple, any of its Subsidiaries or any of their respective directors, officers, or, to the knowledge of Apple, any employee, agent or representative of Apple or any of its Subsidiaries are: (i) an Anti-Social Group or has had any Anti-Social Relationship nor supported or been involved in the maintenance and operation of Anti-Social Group by providing any money to such Anti-Social Group or otherwise; nor (ii) a Person named on any OFAC List.

(f)    None of Apple, any of its Subsidiaries or any of their respective directors or officers, or, to the knowledge of Apple, any of their respective employees, agents or representatives (i) is a Sanctioned Person, (ii) has, in the last five years, engaged in, or has any plan or commitment to engage in, direct or indirect dealings with any Person who was at that time a Sanctioned Person or in any Sanctioned Country, in each case on behalf of Apple or any of its Subsidiaries and in violation of applicable Sanctions Laws or (iii) has, in the last five years, violated any applicable Sanctions Laws, nor to the knowledge of Apple, been the subject of an investigation or allegation of such a violation.

Section 4.24    Insurance. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) Apple and its Subsidiaries maintain valid and enforceable insurance coverage in full force and effect with reputable insurers in such amounts and covering such risks as Apple reasonably believes, based on past experience, is adequate for the businesses and operations of Apple and its Subsidiaries, and (b) all premiums due thereunder have been paid. Neither Apple nor any Subsidiary of Apple has received notice of cancellation or termination with respect to any current third-party insurance policies or insurance Contracts (other than in connection with renewals or replacements of any such insurance policies or Contracts in the ordinary course of business) where such cancellation or termination would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 4.25    Transactions with Affiliates. Since January 1, 2021, there have been no transactions, or series of related transactions, agreements, arrangements or understandings in effect, nor are there any currently proposed transactions, or series of related transactions, agreements, arrangements or understandings, that would be required to be disclosed under Item 404(a) of Regulation S-K that have not been otherwise disclosed in Apple SEC Documents filed prior to the date hereof.

Section 4.26    Antitakeover Statutes and United Kingdom Takeover Code. There are no “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions,” or “business combination statute or regulation” or other similar state or other anti-takeover laws and regulations, or any similar provision contained in the Apple Organizational Documents, applicable to the Transaction or any other transactions contemplated by this Agreement. The City Code on Takeovers and Mergers (the “Takeover Code”) does not apply to Apple, the Transaction or any other transactions contemplated by this Agreement and none of Apple, the Transaction or any other transactions contemplated by this Agreement is subject to the jurisdiction of the United Kingdom Panel on Takeovers and Mergers.

Section 4.27    Suppliers. Section 4.27 of the Apple Disclosure Schedule sets forth a list of the top ten suppliers of Apple and the Apple Subsidiaries based on payments made by Apple or any Apple Subsidiary during the last twelve (12) months ended December 31, 2022 (each, a “Material Supplier”). As of the date hereof, to Apple’s knowledge, neither Apple nor any Apple Subsidiary has received any written notice from any Material Supplier that such supplier shall not continue as a supplier to Apple or any Apple Subsidiary or that such supplier intends to terminate any Material Contracts with Apple or any Apple Subsidiary.

Section 4.28    Product Liabilities and Recalls. Since January 1, 2021 (a) each Apple Product has been manufactured or sold in conformity with all contractual commitments and all standard warranties, in each case, in all material respects; (b) each of Apple and its Subsidiaries has not incurred any material obligations for replacement or repair of any of its products or service offerings or other damages in connection therewith; (c) there are no existing or threatened product warranty, product liability or product recall or similar claims involving any of the Apple Products; (d) there have been no product recalls of any Apple Product; and (e) neither Apple nor any of its Subsidiaries have been denied product liability insurance coverage by a third-party insurance provider.

Section 4.29    Opinion of Financial Advisor. Guggenheim Securities, LLC (“Guggenheim Securities”), the financial advisor to Apple, has delivered to the Apple Board its opinion to the effect that, as of the date of such opinion and based upon and subject to the various factors and assumptions set forth therein, the Transaction Consideration to be delivered to the Scheme Shareholders pursuant to this Agreement are fair, from a financial point of view, to such holders. A written copy of such opinion shall be delivered promptly to Purchaser after the date of this Agreement for informational purposes only.

Section 4.30    Finders’ Fees. Except for Guggenheim Securities, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Apple or any of its Subsidiaries who might be entitled to any finders or similar fee or commission from Apple or any of its Affiliates in connection with execution of this Agreement or the transactions contemplated by this Agreement.

Section 4.31    No Other Representations and Warranties. Except for the representations and warranties made by Apple in this Article IV (as qualified by the applicable items disclosed in the Apple Disclosure Schedule in accordance with the introduction to this Article IV) and in the certificate to be delivered by Apple pursuant to Section 9.02(c), neither Apple nor any other Person makes or has made any representation or warranty, expressed or implied, at law or in equity, with respect to or on behalf of Apple or its Subsidiaries, their businesses, operations, assets, liabilities, financial condition, results of operations, future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or the accuracy or completeness of any information regarding Apple or its Subsidiaries or any other matter furnished or provided to Purchaser or made available to Purchaser in any “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, this Agreement or the transactions contemplated hereby. Apple and its Subsidiaries disclaim any such other representations or warranties, whether made by Apple or any of its Subsidiaries or any of their respective Affiliates or Representatives. Apple acknowledges and agrees that, except for the representations and warranties made by Purchaser in Article V and the certificate delivered by Purchaser pursuant to Section 9.03(c), neither Purchaser nor any other Person is making or has made any representations or warranty, expressed or implied, at law or in equity, with respect to or on behalf of any member of the Purchaser Group. Apple specifically disclaims that it is relying on or has relied on any such other representations or warranties that may have been made by any Person, and acknowledges and agrees that Purchaser and its Affiliates have specifically disclaimed and do hereby specifically disclaim any such other representations and warranties.

Section 4.32    Critical Technologies. Apple has determined that, as of the date hereof none of Apple or any of its Subsidiaries produces, designs, tests, manufactures, fabricates, or develops “critical technologies” as that term is defined in 31 C.F.R. § 800.215.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to Apple as set forth below:

Section 5.01    Corporate Existence and Power. Purchaser is a Japanese joint stock company (kabushiki kaisha). Purchaser has all requisite corporate power and authority required to own or lease all of its properties or assets and to carry on its business as now conducted, except where the failure to have such power and authority would not reasonably be expected to, individually or in the aggregate, have a material adverse effect on the ability of Purchaser to consummate the Transaction prior to the End Date. Purchaser is duly qualified to do business and, where applicable, are in good standing in each jurisdiction where such qualification and/or standing is necessary, except for those jurisdictions where failure to be so qualified or in good standing would not reasonably be expected to, individually or in the aggregate, have a material adverse effect on the ability of Purchaser to consummate the Transaction prior to the End Date.

Section 5.02    Corporate Authorization. The execution, delivery and performance by Purchaser of this Agreement, the CVR Agreement and the consummation by Purchaser of the transactions contemplated by this Agreement and the Scheme of Arrangement are within the corporate powers and authority of Purchaser and have been duly authorized by all necessary corporate action on the part of Purchaser. This Agreement has been duly executed and delivered by Purchaser (assuming due authorization, execution and delivery by Apple) constitutes a valid, legal and binding agreement of Purchaser enforceable against Purchaser in accordance with its terms (subject to the Bankruptcy and Equity Exceptions). At the Effective Time, the CVR Agreement will be duly executed and delivered by Purchaser and (assuming due authorization, execution and delivery by the Rights Agent) will constitute a valid, legal and binding agreement of Purchaser enforceable against such party in accordance with its terms (subject to the Bankruptcy and Equity Exceptions). No vote of the Purchaser shareholders or the holders of any other Equity Securities of Purchaser is necessary in connection with this Agreement and the consummation of the transactions contemplated by this Agreement and the Scheme of Arrangement.

Section 5.03    Governmental Authorization. The execution, delivery and performance by Purchaser of this Agreement and the consummation by Purchaser of the transactions contemplated hereby and by the Scheme of Arrangement (including the Transaction) require no action by or in respect of, Consents of, or Filings with, any Governmental Authority other than (a) compliance with any Regulatory Laws, including the Filings set forth on Section 4.03 of the Apple Disclosure Schedule and obtaining approval with respect thereto, (b) compliance with any applicable requirements of the 1933 Act, the 1934 Act and any other applicable U.S. state or federal securities laws or pursuant to the rules of Nasdaq, (c) compliance with the Companies Act, (d) the sanction of the Scheme of Arrangement by the Court, and (e) any other actions, Consents or Filings the absence of which would not reasonably be expected to, individually or in the aggregate, have a material adverse effect on the ability of Purchaser to consummate the Transaction prior to the End Date.

Section 5.04    Non-contravention. Assuming compliance with the matters referred to in Section 5.03 and the sanction of the Scheme of Arrangement by the Court, the execution, delivery and performance by Purchaser of this Agreement, the CVR Agreement and the consummation by Purchaser of the transactions contemplated hereby and thereby and by the Scheme of Arrangement (including the Transaction) do not and will not (a) contravene, conflict with, or result in any violation or breach of any provision of the articles of incorporation of the Purchaser as in effect as of the date hereof (the “Purchaser Organizational Documents”), (b) contravene, conflict with or result in any violation or breach of any provision of any Applicable Law, (c) require any Consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which Purchaser or any of its Subsidiaries is entitled under, any provision of any Contract or permit binding on Purchaser or any of its Subsidiaries, or (d) result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of Purchaser or any of its Subsidiaries, except, in the case of clauses (b)-(d), would not reasonably be expected to, individually or in the aggregate, have a material adverse effect on the ability of Purchaser to consummate the Transaction prior to the End Date.

Section 5.05    Information Supplied. The information provided by and relating to the Purchaser Group to be contained in the Scheme Document Annex, the Proxy Statement (including any amendment or supplement thereto) and any other documents filed or furnished with or to the Court or the SEC in each case in connection with the Transaction will not, on the date the Scheme Document Annex and the Proxy Statement (and any amendment or supplement thereto) are first made available to Apple Shareholders in definitive form and on the date of the Scheme Meeting and the Apple GM, as applicable, contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances under which they were made, not false or misleading. Notwithstanding the foregoing, Purchaser makes no representation or warranty with respect to statements made or incorporated by reference in the Proxy Statement or the Scheme Document Annex (in each case including any amendment or supplement thereto) which were not supplied in writing by or on behalf of Purchaser or any of its Affiliates specifically for inclusion or incorporation by reference therein.

Section 5.06    Litigation. There are no Proceedings pending or, to the knowledge of Purchaser, threatened against Purchaser, any present or, to the knowledge of Purchaser, former officers, directors or employees of Purchaser in their respective capacities as such or any of the respective properties or assets of the Purchaser, by or before (or, in the case of threatened Proceedings, that would be by or before) any Governmental Authority, that would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of Purchaser to consummate the Transaction; provided, that to the extent any such representations or warranties in the foregoing pertain to Proceedings that relate to the execution, delivery, performance or consummation of this Agreement or any of the transactions contemplated by this Agreement, such representations and warranties are made only as of the date hereof.

Section 5.07    Finders’ Fees. Except for Goldman Sachs & Co. LLC, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Purchaser or any of its Subsidiaries who might be entitled to any finders or similar fee or commission from Purchaser or any of its Affiliates in connection with the execution of this Agreement or the transactions contemplated by this Agreement.

Section 5.08    Sufficiency of Funds. At the Effective Time, Purchaser has or will have available cash and other sources of immediately available funds sufficient to pay the aggregate Cash Consideration (including the aggregate Per ADS Cash Consideration), the Transaction Consideration, the aggregate amounts payable to holders of Apple Share Options, Apple RSUs and Apple PSUs and all other cash amounts payable pursuant to this Agreement, including any fees and expenses payable by Purchaser at the Effective Time. Purchaser expressly acknowledges and agrees that its obligations under this Agreement, including its obligations to consummate the Transaction or any of the other transactions contemplated by this Agreement, are not subject to, or conditioned on, the receipt or availability of any funds or financing.

Section 5.09    No Other Representations and Warranties. Except for the representations and warranties made by Purchaser in this Article V and in the certificate to be delivered by Purchaser pursuant to Section 9.03(c), neither Purchaser nor any other Person makes or has made any representation or warranty, expressed or implied, at law or in equity, with respect to or on behalf of Purchaser or any other members of the Purchaser Group. Purchaser and each other member of the Purchaser Group disclaims any such other representations or warranties, whether made by any member of the Purchaser Group or any of their respective Affiliates or Representatives. Purchaser acknowledges and agrees that, except for the representations and warranties made by Apple in Article IV (as qualified by the applicable items disclosed in the Apple Disclosure Schedule in accordance with the introduction to Article IV) and in the certificate to be delivered by Apple pursuant to Section 9.03(c), neither Apple nor any other Person is making or has made any representations or warranty, expressed or implied, at law or in equity, with respect to or on behalf of Apple or its Subsidiaries, their businesses, operations, assets, liabilities, financial condition, results of operations, future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or the accuracy or completeness of any information regarding Apple or its Subsidiaries or any other matter furnished or provided to Purchaser or made available to Purchaser in any “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, this Agreement, or the transactions contemplated hereby or thereby. Purchaser specifically disclaims that it is relying on or has relied on any such other representations or warranties that may have been made by any Person, and acknowledges and agrees that Apple and its Affiliates have specifically disclaimed and do hereby specifically disclaim any such other representations and warranties.

ARTICLE VI

COVENANTS OF APPLE

Section 6.01    Conduct of Apple.

(a)    From the date of this Agreement until the earlier of the Effective Time and the valid termination of this Agreement, except (w) as required by Applicable Law, (x) as set forth in Section 6.01(a) of the Apple Disclosure Schedule, (y) as required or expressly contemplated by this Agreement, or (z) with the prior written consent of Purchaser (which consent shall not be unreasonably withheld, conditioned or delayed), Apple shall, and shall cause each of its Subsidiaries to, conduct its business in the ordinary course of business in all material respects and use commercially reasonable efforts to preserve intact its business organization, keep available the services of its and their present officers and employees and maintain its existing relations and goodwill with customers, members, suppliers, licensors, licensees and other Third Parties with whom it has material business relations, including the maintenance and continued pursuit of full regulatory approval of the BLA for OLT-200; provided that no action by Apple or any of its Subsidiaries to the extent expressly permitted by an exception to any of Section 6.01(b)(i) through 6.01(b)(xxiv) shall be deemed to be a breach of this Section 6.01(a).

(b)    From the date of this Agreement until the earlier of the Effective Time and the valid termination of this Agreement, except (w) as required by Applicable Law, (x) as set forth in Section 6.01(b) of the Apple Disclosure Schedule, (y) as required or expressly contemplated by this Agreement, or (z) with the prior written consent of Purchaser (which consent shall not be unreasonably withheld, conditioned or delayed), Apple shall not, and shall cause each of its Subsidiaries not to:

(i)    adopt or propose any change to its certificate of incorporation, articles of association or other organizational or constitutional documents (whether by merger, consolidation or otherwise) (including the Apple Organizational Documents) or the Deposit Agreement;

(ii)    acquire or enter into an agreement to acquire (including by merger, consolidation, takeover offer, scheme of arrangement or acquisition of securities or assets or by any other means) any Person or assets, securities, business or properties, other than acquisitions of raw materials and other properties in the ordinary course of business consistent with past practice;

(iii)    authorize, declare, set aside, make or pay any dividends or distributions with respect to its shares or other Equity Securities (including any Apple ADS) (whether in cash, assets, shares or other securities of Apple or any of its Subsidiaries) (other than dividends or distributions made by any wholly owned Subsidiary of Apple to Apple or to any wholly owned Subsidiary of Apple), or enter into any agreement or arrangement with respect to voting or registration, or file any registration statement with the SEC with respect to any of its shares or other Equity Securities;

(iv)    (A) split, combine, consolidate, subdivide, reduce, reclassify or redesignate any of its share capital or other Equity Securities, or redeem, purchase, cancel or otherwise acquire or offer to acquire any of its share capital or other Equity Securities, or issue or authorize the issuance of any of its share capital or other Equity Securities or any other securities in respect of, in lieu of or in substitution for, shares of its share capital or other Equity Securities (including any Apple ADS), except for (x) the acceptance of Apple Ordinary Shares or Apple ADSs as payment of the exercise price of Apple Share Options or for withholding Taxes in respect of Apple Share Options, or (y) any such transaction involving Apple and its wholly owned Subsidiaries or only wholly owned Subsidiaries of Apple or (z) transactions required to be taken by the Depositary or Apple under the Deposit Agreement in accordance with its terms, provided that no such transaction is a consequence of any action or omission by Apple or any of its Subsidiaries that would (in the absence of this clause (z) and clause (v)(D) below) be restricted by any provision of this Section 6.01 or (B) amend any term or alter any rights of any of the outstanding Apple Ordinary Shares or other Equity Securities of Apple;

(v)    issue, deliver, grant, sell, pledge, dispose of, charge, mortgage or encumber, or authorize the issuance, delivery, grant, sale, pledge, disposition, charging, mortgaging or encumbrance of, any shares, voting securities or other Equity Securities (including any Apple ADS) in Apple or any Subsidiary of Apple or any securities convertible into or exchangeable or exercisable for any such shares, voting securities or Equity Securities (including any Apple ADS) or take any action to cause to be exercisable or vested any otherwise unexercisable or unvested Apple Share Option under any existing Apple Stock Plan (except as otherwise provided by the terms of any Apple Employee Plan or this Agreement), other than (A) issuances or grants of Apple Ordinary Shares, Apple ADSs or other securities as required pursuant to equity awards or obligations under Apple Employee Plans outstanding on the date of this Agreement in accordance with the terms of the applicable Apple Employee Plan in effect on the date of this Agreement, (B) sales of Apple Ordinary Shares or Apple ADSs pursuant to the exercise of Apple Share Options, settlement of Apple RSUs or Apple PSUs or exercise of options under the Apple ESPP if necessary to effectuate an optionee direction upon exercise or pursuant to the settlement of Apple Share Options, Apple RSUs or Apple PSUs or exercise of options under the Apple ESPP in order to satisfy Tax withholding obligations, or (C) transactions solely between Apple and a wholly owned Subsidiary of Apple or solely between wholly owned Subsidiaries of Apple or (D) transactions required to be taken by the Depositary or Apple under the Deposit Agreement in accordance with its terms, provided that no such transaction is a consequence of any action or omission by Apple or any of its Subsidiaries that would (in the absence of this clause (D) and clause (iv)(A)(z) above) be restricted by any provision of this Section 6.01;

(vi)    except as required by any Apple Employee Plan as in existence as of the date hereof or established after the date hereof not in contravention of this clause (vi), (A) materially increase the compensation or benefits payable or to become payable to any of its Executive Directors and above, (B) grant or pay or commit to grant or pay to any of its directors, executive officers or employees any bonuses (except for (i) the payment of a cash bonus in respect of the 2023 financial year, as determined in accordance with Section 8.03(e), in the event the normal bonus payment date occurs prior to the Effective Time and (ii) the payment of a cash bonus in respect of the financial year in which the Effective Time occurs, as determined in accordance with Section 8.03(g)(i)), incentive compensation, retention awards or increases in severance or termination pay, (C) establish, adopt, enter into, amend in any material respect, or terminate any collective bargaining agreement or Apple Employee Plan, (D) take any action to amend or waive any performance or vesting criteria or accelerate vesting, exercisability or funding under any Apple Employee Plan, (E) terminate the employment of any Executive Directors and above, other than for cause, (F) hire or promote any new Executive Directors and above, other than to replace any departed employee and provided that such hired or promoted employee is provided with compensation terms that are substantially similar to the terms of the departed employee’s employment with Apple immediately prior to his or her departure, (G) provide any funding for any rabbi trust or similar arrangement, (H) enter into or terminate a Contract or relationship with a professional employer organization, or (I) form or otherwise establish any employing entity in any country that does not currently have an employing entity;

(vii)    negotiate, modify, extend, or enter into any Labor Agreement or recognize or certify any labor union, labor organization, works council, or group of employees as the bargaining representative for any employees of Apple or its subsidiaries;

(viii)    waive or release any noncompetition, nonsolicitation, nondisclosure, noninterference, nondisparagement, or other restrictive covenant obligation of any current or former employee or independent contractor;

(ix)    liquidate (completely or partially), wind up, dissolve, place into administration or receivership, enter into any voluntary arrangement or other compromise with creditors, restructure, recapitalize or effect any other reorganization (including any restructuring, recapitalization or reorganization between or among any of Apple or its Subsidiaries), or adopt any plan or resolution, or take any other action providing for any of the foregoing;

(x)    make any loans, advances or capital contributions to, or investments in, any other Person, except for (A) loans solely among Apple and its wholly owned Subsidiaries or solely among Apple’s wholly owned Subsidiaries, (B) advances for reimbursable employee expenses in the ordinary course of business consistent with past practice or (C) the extension of trade credit in the ordinary course of business consistent with past practice;

(xi)    sell, lease, license, assign, abandon, permit to lapse, transfer, exchange, swap or otherwise dispose of, or subject to any Lien (other than Permitted Liens), any of its material properties, rights or assets (including shares in the capital of Apple or its Subsidiaries), except (A) dispositions of obsolete or worthless equipment in the ordinary course of business consistent with past practice, (B) non-exclusive licenses of Apple Intellectual Property or Apple Products entered into in the ordinary course of business, (C) pursuant to transactions solely among Apple and its wholly owned Subsidiaries or solely among wholly owned Subsidiaries of Apple and (D) sales of Apple Products in the ordinary course of business consistent with past practice;

(xii)    enter into or become bound by, or amend, modify, terminate or waive any Contract related to the acquisition or disposition or grant of any license with respect to material Intellectual Property Rights, other than amendments, modifications, terminations or waivers in the ordinary course of business consistent with past practice, or otherwise encumber any material Apple Intellectual Property (including by the granting of any covenants, including any covenant not to sue or covenant not to assert), other than (A) non-exclusive licenses of (x) Apple Intellectual Property (other than patents on a stand-alone basis) or (y) Apple Products, in each case entered into in the ordinary course of business consistent with past practice and (B) distribution rights for Apple Products made or entered into in the ordinary course of business;

(xiii)    (A) enter into any Contract that, if entered into prior to the date hereof, would have been a Material Contract, or (B) modify, amend, extend or terminate (other than non-renewals or auto-renewals occurring in the ordinary course of business consistent with past practice or termination at the end of the Contract term in accordance with the terms of the Contract) any Material Contract, or (C) waive, release or assign any rights or claims under any Material Contract;

(xiv)    except in accordance with Apple’s capital budget set forth on Section 6.01(b)(xiv) of the Apple Disclosure Schedule, make any capital expenditure or expenditures, enter into agreements or arrangements providing for capital expenditure or expenditures or otherwise commit to do so;

(xv)    waive, release, assign, compromise or settle any Proceeding (for the avoidance of doubt, including with respect to matters in which Apple or any Subsidiary of Apple is a plaintiff or defendant, or in which any of their officers or directors in their capacities as such are parties), other than the compromise or settlement of any Proceeding that is not brought by a Governmental Authority and that: (A) is for an amount not to exceed, for any such compromise or settlement individually, $500,000, or in the aggregate, $1,000,000, (B) does not impose any injunctive relief (or any other non-monetary relief) on Apple or its Subsidiaries and does not involve the admission of wrongdoing by Apple, any Subsidiary of Apple or any of their respective officers or directors, (C) does not impose any restrictions on the business or operations of Apple or Apple’s Subsidiaries and (D) does not relate to this Agreement or the Transactions;

(xvi)    make any change in financial accounting policies, practices, principles or procedures or any of its methods of reporting income, deductions or other items for financial accounting purposes, except as required by GAAP or Applicable Law;

(xvii)    make, change or revoke any Tax election, adopt or change any Tax accounting period or method of Tax accounting, amend any Tax Return, file a claim for a refund of an amount of Taxes, file any Tax Return that is inconsistent with a previously filed Tax Return of the same type for a prior taxable period, settle or compromise any liability for Taxes or any Tax Proceeding relating to an amount of Taxes, enter into any advance pricing agreement or “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or non-U.S. law), request any ruling from any Taxing Authority, surrender any right to claim a refund of Taxes, assume any liability for an amount of Taxes of any other Person by contract, change its jurisdiction of Tax residence or request or otherwise agree to an extension or waiver of the statute of limitations with respect to an amount of Taxes;

(xviii)    incur, assume, guarantee, endorse or otherwise become liable for, or modify the terms of, any Indebtedness or any derivative financial instruments or arrangements (including swaps, caps, floors, futures, forward contracts and option agreements) or issue or sell any debt securities or calls, options, warrants or other rights to acquire any debt securities (directly, contingently or otherwise), except for the incurrence of any Indebtedness solely among Apple and its wholly owned Subsidiaries or solely among wholly owned Subsidiaries of Apple;

(xix)    redeem, repurchase, defease or prepay any Indebtedness for borrowed money or any derivative financial instruments or arrangements (including swaps, caps, floors, futures, forward contracts and option agreements), except for (A) the repayment of any Indebtedness at its scheduled maturity or expiration of the applicable term, (B) the termination and settlement of currency derivatives entered into in the ordinary course of business consistent with past practice and nor for speculative purposes in accordance with their terms and (C) solely among Apple and its wholly owned Subsidiaries or solely among wholly owned Subsidiaries of Apple;

(xx)    enter into any transactions or Contracts with any affiliate or other Person that would be required to be disclosed by Apple under Item 404 of Regulation S-K of the SEC;

(xxi)    adopt or otherwise implement any shareholder rights plan, “poison-pill” or other comparable agreement with respect to any member of the Purchaser Group;

(xxii)    form any Subsidiary, enter into any new line of business, abandon or discontinue any existing line of business or authorize or effect any material change to the principal business of Apple as currently conducted and as currently proposed to be conducted;

(xxiii)    fail to use commercially reasonable efforts to commercialize the BLA for OLT-200; or

(xxiv)    enter into any agreement, contract, commitment or arrangement to do, or adopt any resolutions approving or authorizing, or announce an intention to do, any of the foregoing.

(c)    Nothing contained in this Agreement shall give Purchaser, directly or indirectly, the right to control or direct Apple’s or any of its Subsidiaries’ businesses or operations, other than after the Closing.

Section 6.02    No Solicitation by Apple.

(a)    From the date of this Agreement until the earlier of the Effective Time and the valid termination of this Agreement, except as expressly provided under the terms of Section 6.02(b), Section 6.02(d) and Section 6.02(e), Apple shall not, and shall cause its Subsidiaries and its and its Subsidiaries’ respective Representatives not to, directly or indirectly, (i) solicit, initiate, participate in, negotiate, knowingly facilitate, knowingly assist or knowingly encourage any inquiries regarding, or the making or submission of, any Acquisition Proposal or any inquiry, indication of interest, proposal, offer or request that would reasonably be expected to lead to an Acquisition Proposal, (ii) (A) enter into, continue or participate in any discussions or negotiations in respect of any Acquisition Proposal or any such inquiry, indication of interest, proposal, offer or request or (B) furnish to any Third Party any information in connection with any Acquisition Proposal or any such inquiry, indication of interest, proposal, offer or request, (iii) enter into or adopt any letter of intent, heads of terms, memorandum of understanding or similar document, agreement, commitment, or agreement in principle (whether written or oral, binding or nonbinding) with respect to, or which would reasonably be expected to lead to, an Acquisition Proposal (other than an Acceptable Confidentiality Agreement that is entered into in accordance with the terms of Section 6.02(b)), (iv) adopt, recommend or approve or publicly propose to recommend, adopt or approve any Acquisition Proposal, (v) withhold, withdraw, qualify, amend or modify in a manner adverse to Purchaser (or publicly propose to withhold, withdraw, qualify, amend or modify in a manner adverse to Purchaser), the Apple Board Recommendation, (vi) fail to include the Apple Board Recommendation in the Proxy Statement and the Scheme Document Annex, (vii) take any action to make any “moratorium”, “control share acquisition”, “fair price”, “supermajority”, “affiliate transactions” or “business combination statute or regulation” or other similar anti-takeover laws and regulations inapplicable to any Acquisition Proposal, or (viii) resolve or agree to do any of the foregoing (any of the foregoing clauses (iv)-(vi) or clause (viii) (to the extent relating to clauses (iv)-(vi)), a “Apple Adverse Recommendation Change”). For the avoidance of doubt, any violation of the restrictions set forth in Section 6.02 by any of Apple’s Subsidiaries or any of Apples’ or its Subsidiaries’ respective Representatives shall be a breach of Section 6.02 by Apple.

(b)    Notwithstanding anything to the contrary in Section 6.02(a), if at any time prior to the receipt of the Apple Shareholder Approvals (the “Apple Approval Time”), the Apple Board receives a bona fide written Acquisition Proposal made after the date of this Agreement that was unsolicited and that did not result from a material breach of Section 6.02(a), the Apple Board, directly or indirectly through its Representatives, may, if the Apple Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal is or would reasonably be expected to lead to a Superior Proposal and that the failure to take such action would be inconsistent with its fiduciary duties under Applicable Law, subject to compliance with Section 6.02(c), (A) engage in negotiations or discussions with the Third Party that made the Acquisition Proposal and its Representatives and financing sources and (B) furnish to such Third Party and its Representatives and financing sources information relating to Apple or any of its Subsidiaries pursuant to a confidentiality agreement that (1) does not contain any provision that would prevent Apple from complying with its obligation to provide disclosure to Purchaser pursuant to this Section 6.02 and (2) contains provisions that, in each case, are not materially less favorable to Apple than those contained in the Confidentiality Agreement (provided that no such confidentiality agreement shall be required to contain any standstill or similar provisions) (such a confidentiality agreement, an “Acceptable Confidentiality Agreement”), a copy of which Acceptable Confidentiality Agreement shall be provided to Purchaser promptly after its execution; provided, that all such information (to the extent that such information is non-public and has not been previously provided or made available to Purchaser) is provided or made available to Purchaser, as the case may be, substantially concurrently with the time it is provided or made available to such Third Party.

(c)    Apple shall notify Purchaser as promptly as practicable (but in no event later than 24 hours) after receipt by Apple or any of its Subsidiaries or, to the knowledge of Apple, any of its or their Representatives of any Acquisition Proposal, any inquiry, indication of interest, proposal or offer that would reasonably be expected to lead to any Acquisition Proposal or any request for information relating to Apple or any of its Subsidiaries in connection with any such Acquisition Proposal or such inquiry, indication of interest, proposal or offer, which notice shall be provided in writing and shall (x) identify the Person(s) making any such Acquisition Proposal, inquiry, indication of interest, proposal offer or request, (y) include a summary of the material terms and conditions of any such Acquisition Proposal, inquiry, indication of interest, proposal offer or request and (z) attach an unredacted copy of any written Acquisition Proposal. Apple shall thereafter (i) keep Purchaser reasonably informed, on a reasonably current basis, of any material developments (including material oral communications relating to the terms and conditions of any Acquisition Proposal) or changes in (or amendments to) the status or details (including any changes to the type and amount of consideration) of any such Acquisition Proposal, inquiry, indication of interest, proposal, offer or request and (ii) as promptly as practicable (but in no event later than 24 hours after receipt) provide to Purchaser unredacted copies of any written proposals, indications of interest, draft agreements and other written materials relating to the financial terms or other material terms and conditions of such Acquisition Proposal, inquiry, indication of interest, proposal, offer or request exchanged between Apple or any of its Subsidiaries or Representatives and the Person(s) making such

Acquisition Proposal, inquiry, indication of interest, proposal, offer or request or any of its Affiliates or its or their Representatives. Apple shall notify Purchaser as promptly as practicable (but in no event later than 24 hours) if it enters into discussions or negotiations concerning, or provides non-public information relating to, such Acquisition Proposal, inquiry, indication of interest, proposal, offer or request.

(d)    Anything in Section 6.02(a) to the contrary notwithstanding, prior to the Apple Approval Time, if the Apple Board receives a bona fide written Acquisition Proposal made after the date of this Agreement that was unsolicited and that did not result from a material breach of Section 6.02(a) and the Apple Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal constitutes a Superior Proposal and that the failure to take such action in response to such Superior Proposal would be inconsistent with its fiduciary duties under Applicable Law, the Apple Board may, subject to compliance with this Section 6.02(d), (i) make an Apple Adverse Recommendation Change with respect to such Superior Proposal or (ii) terminate this Agreement in accordance with Section 10.01(d)(ii); provided, that (A) Apple shall first notify Purchaser in writing, at least four Business Days before taking such action, that Apple intends to take such action, which notice shall include an unredacted copy of such proposal and a copy of any financing commitments (in the form provided to Apple) relating thereto (and, to the extent not in writing, the material terms and conditions thereof and the identity of the Person(s) making any such Acquisition Proposal), (B) Apple and its Representatives shall negotiate in good faith with Purchaser and its Representatives during such four Business Day notice period, to the extent Purchaser wishes to negotiate, and make itself reasonably available to negotiate, to enable Purchaser to propose revisions to the terms of this Agreement and the CVR Agreement, (C) upon the end of such notice period, the Apple Board shall have considered in good faith any revisions to the terms of this Agreement and the CVR Agreement committed to in a binding written proposal by Purchaser, and shall have determined in good faith, after consultation with its financial advisors and outside legal counsel, that such Superior Proposal would nevertheless continue to constitute a Superior Proposal if such revisions proposed by Purchaser were to be given effect and that the failure to take such action in response to such Superior Proposal would continue to be inconsistent with its fiduciary duties under Applicable Law and (D) in the event of any change, from time to time, to any of the financial terms or any other material terms of such Superior Proposal, Apple shall, in each case, have delivered to Purchaser an additional notice consistent with that described in clause (A) of this proviso and a new notice period under clause (A) of this proviso shall commence each time, except each such notice period shall be two Business Days (instead of four Business Days), during which time Apple shall be required to comply with the requirements of this Section 6.02(d) anew with respect to each such additional notice, including clauses (A) through (D) above of this proviso.

(e)    Anything in Section 6.02(a) to the contrary notwithstanding, at any time prior to Apple Approval Time, the Apple Board may make an Apple Adverse Recommendation Change of the type described in clauses (v), (vi) or (ix) (to the extent relating to the foregoing clauses (v) or (vi)) of the definition thereof, in response to an Intervening Event, if the Apple Board determines in good faith, after consultation with its financial advisors and outside legal counsel that the failure to make such Apple Adverse Recommendation Change would be inconsistent with its fiduciary duties under Applicable Law; provided, that (i) Apple shall first notify Purchaser in writing, at least four Business Days before taking such action, that Apple intends to take such action, which notice shall include a reasonably detailed description of such Intervening Event (including the facts and circumstances providing the basis for the determination by the Apple Board to effect such Apple Adverse Recommendation Change), (ii) Apple and its Representatives shall negotiate in good faith with Purchaser and its Representatives during such four Business Day period, to the extent Purchaser wishes to negotiate, and make itself reasonably available to negotiate, to enable Purchaser to propose revisions to the terms of this Agreement and the CVR Agreement, (iii) Apple and its Representatives shall provide to Purchaser and its Representatives all applicable information with respect to such Intervening Event reasonably requested by Purchaser to permit it to propose revisions to the terms of this Agreement and the CVR Agreement, and (iv) upon the end of such notice period, the Apple Board shall have considered in good faith any such revisions to the terms of this Agreement and the CVR Agreement committed to in a binding written proposal by Purchaser, and shall have determined in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to make such

Apple Adverse Recommendation Change in response to such Intervening Event would be inconsistent with its fiduciary duties under Applicable Law if such revisions proposed by Purchaser were to be given effect.

(f)    Apple shall, and shall cause its Subsidiaries to, and shall cause its and its Subsidiaries’ Representatives to, (i) cease immediately any and all existing discussions or negotiations, if any, with any Third Party conducted prior to or ongoing as of the date of this Agreement with respect to any actual or potential (including if such discussions or negotiations were for the purpose of soliciting any) Acquisition Proposal or with respect to any indication, proposal, request or inquiry that would reasonably be expected to lead to an Acquisition Proposal, (ii) promptly (and in any event within two (2) Business Days of the date hereof) instruct any such Third Party (and any of its Representatives) in possession of confidential information about Apple or any of its Subsidiaries that was furnished by or on behalf of Apple in connection with such discussions or negotiations to return or destroy all such information promptly after the date hereof in accordance with the relevant confidentiality agreement between Apple and such Third Party, and (iii) terminate the access of each such Third Party and its Representatives to any physical or electronic data room. Apple shall enforce, and not waive, terminate or modify without Purchaser’s prior written consent, any confidentiality, standstill or similar provision in any confidentiality, standstill or other agreement (other than in the Confidentiality Agreement), unless the Apple Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to take such action would be inconsistent with its fiduciary duties under Applicable Law.

(g)    Nothing contained in this Section 6.02 shall prevent the Apple Board from (i) taking and disclosing to the Apple Shareholders a position contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the 1934 Act, (ii) making any required disclosure to the Apple Shareholders if the Apple Board determines in good faith, after consultation with its outside legal counsel, that the failure to take such action would be inconsistent with its fiduciary duties under Applicable Law, (iii) making any “stop, look and listen” communication to Apple Shareholders pursuant to Rule 14d-9(f) promulgated under the 1934 Act; provided, that in the case of any of (i),(ii) or (iii), any such action or disclosure that would constitute an Apple Adverse Recommendation Change may only be made in compliance with the foregoing provisions of this Section 6.02, or (iv) making honest and complete disclosure to the Court at the hearing to sanction the Scheme of Arrangement as required by Applicable Law.

Section 6.03    Transaction Litigation. Apple shall promptly (and in any event, within 48 hours) notify Purchaser of any shareholder demands or Proceedings (including derivative claims) commenced against Apple, its Subsidiaries and/or its or its Subsidiaries’ respective directors or officers relating to this Agreement or any of the transactions contemplated hereby (collectively, “Transaction Litigation”) and shall keep Purchaser informed on a prompt and timely basis with respect to the status thereof, including by promptly furnishing to Purchaser and its Representatives such information relating to such litigation as may reasonably be requested to the extent that the attorney-client privilege or any other applicable privilege is not waived, undermined, or otherwise adversely affected; provided, that in the case where delivery of such information would cause the attorney-client privilege or any other applicable privilege to be waived, undermined, or otherwise adversely affected, Apple shall, and shall cause its Subsidiaries to, use commercially reasonable efforts to make appropriate substitute disclosure arrangements. Apple shall give Purchaser the opportunity to participate, at Purchaser’s expense, in (but not control) the defense or settlement of any such Transaction Litigation and reasonably cooperate with Purchaser in conducting the defense or settlement of such Transaction Litigation, and no such settlement shall be agreed without Purchaser’s prior written consent. In the event of, and to the extent of, any conflict or overlap between the provisions of this Section 6.03 and Section 6.01 or Section 8.02, the provisions of this Section 6.03 shall control.

Section 6.04    Section 16 Matters. Prior to the Effective Time, Apple shall take all such steps as may be reasonably necessary or appropriate (to the extent permitted under Applicable Law) to cause any dispositions of Apple Ordinary Shares or Apple ADSs (including derivative securities with respect to Apple Ordinary Shares) resulting from the transactions contemplated by this Agreement by each individual who is or will be subject to the reporting requirements of Section 16(a) of the 1934 Act to be exempt under Rule 16b-3 promulgated under the 1934 Act.

Section 6.05    Takeover Statutes. Apple shall (a) take all action within its control necessary, if any, so that no “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions” or “business combination statute or regulation” or other similar anti-takeover laws or regulations, or any similar provision of the Apple Organizational Documents, is or becomes applicable to the Transaction or any of the other transactions contemplated hereby, and (b) if any such anti-takeover law, regulation or provision is or becomes applicable to the Transaction or any other transactions contemplated hereby, cooperate and grant such approvals and take such actions within its control as are reasonably necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to eliminate or minimize the effects of such statute or regulation or provision on the transactions contemplated hereby. Apple shall not take (or omit to take) any action that would reasonably be expected to result in (i) the Takeover Code applying to Apple, the Transaction or any other transactions contemplated by this Agreement or (ii) the Transaction or any other transactions contemplated by this Agreement becoming subject to the jurisdiction of the United Kingdom Panel on Takeovers and Mergers.

Section 6.06    Access to Information.

(a)    All information furnished pursuant to this Agreement shall be subject to the Confidentiality Agreement.

(b)    On reasonable notice, during normal business hours during the period from the date of this Agreement to the earlier of the Effective Time or the valid termination of this Agreement, Apple shall, and shall cause its Subsidiaries to, afford to each member of the Purchaser Group and their Representatives reasonable access to Apple’s and its Subsidiaries’ properties, offices, personnel, Contracts, books, records and all other information concerning its businesses, properties and personnel (other than any of the foregoing to the extent specifically related to the negotiation and execution of this Agreement, or, except as expressly provided in Section 6.02, to any Acquisition Proposal), in each case, as any member of the Purchaser Group or its relevant Representatives (as applicable) reasonably requests in anticipation or furtherance of the consummation of the transactions contemplated hereby (including for integration planning) and in a manner so as to not unreasonably interfere with the normal business operations of Apple or any of its Subsidiaries. During such period described in the immediately preceding sentence, on reasonable notice and subject to Applicable Law and during normal business hours, Apple shall instruct its pertinent Representatives to reasonably cooperate with the Purchaser Group in their review of any such information provided or made available pursuant to the immediately preceding sentence.

(c)    Anything to the contrary in Section 6.06(b) notwithstanding, Apple and its Subsidiaries shall not be required to provide such access or disclosure of information if it (i) would, as reasonably determined based on the advice of outside counsel, jeopardize any attorney-client, attorney-work product or other similar privilege with respect to such information, (ii) would contravene any Applicable Law or confidentiality agreement with a third party entered into prior to the date hereof, (iii) would result in the disclosure of any valuations of Apple in connection with the transactions contemplated by this Agreement or in connection with any other strategic alternatives or (iv) would be for the purpose of disclosure of such information in any Proceeding between the Parties; provided, that, in the case of clauses (i), (ii), and (iii), Apple shall, and shall cause its Subsidiaries to, use commercially reasonable efforts to make appropriate substitute disclosure arrangements under circumstances in which such restrictions apply (including (x) obtaining any required consent from any Third Party and (y) redacting such information (A) to remove references concerning valuation, (B) as necessary to comply with any Contract in effect on the date of this Agreement and (C) as necessary to address reasonable attorney-client, work-product or other privilege or confidentiality concerns) and to provide such information as to the applicable matter as can be conveyed.

(d)    Anything to the contrary in this Section 6.06 notwithstanding, nothing in this Section 6.06 shall be construed to require Apple, any of its Subsidiaries or any of their Representatives to prepare any financial statements, projections, reports, analyses, appraisals or opinions that are not readily available.

ARTICLE VII

COVENANTS OF PURCHASER

Section 7.01    Director and Officer Liability.

(a)    Purchaser, Apple and Apple’s Subsidiaries agree that all rights to exculpation, indemnification and advancement of expenses for acts, errors or omissions occurring or alleged to have occurred at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, existing as at the date of this Agreement in favor of the current or former directors and officers of Apple or its Subsidiaries as provided in their respective articles of association or other organizational documents or in any agreement or deed of indemnity (set forth in Section 7.01 of the Apple Disclosure Schedule) shall survive the Transaction and shall continue in full force and effect in accordance with their terms. For a period of six years from the Effective Time, to the fullest extent permitted under Applicable Law, Purchaser (x) shall and shall cause Apple and its Subsidiaries to maintain in effect any and all exculpation, indemnification and advancement of expenses provisions of the articles of association or similar organizational documents of Apple and its Subsidiaries in effect as at the date of this Agreement or in any indemnification agreements or deed of indemnity of Apple or its Subsidiaries with any of their respective current or former directors or officers in effect as at the date of this Agreement (and set forth in Section 7.01 of the Apple Disclosure Schedule) to the fullest extent permitted under Applicable Law, and (y) shall not permit Apple or any of its Subsidiaries to amend, repeal or otherwise modify any such provisions or any such indemnification agreements or deeds or the exculpation, indemnification or advancement of expenses provisions of the organizational documents of Apple or its Subsidiaries in any manner that would adversely affect the rights thereunder of any individuals who immediately before the Effective Time were current or former directors or officers of Apple or any of its Subsidiaries; provided, however, that all rights to exculpation, indemnification and advancement of expenses in respect of any Proceeding pending or asserted or any claim made within such six-year period after the Effective Time shall continue until the disposition of such Proceeding or resolution of such claim. Following the Closing Purchaser shall cause Apple to comply with the terms of this Section 7.01(a).

(b)    Purchaser shall (and shall cause Apple and its Subsidiaries to) indemnify and hold harmless each current or former director or officer of Apple or any of its Subsidiaries or each person who has served as a manager, director, officer, member, trustee or fiduciary of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise if such service was at the request or for the benefit of Apple or any of its Subsidiaries (each, together with such person’s heirs, executors or administrators, an “Indemnified Party”), in each case to the fullest extent permitted under Applicable Law against any costs or expenses (including advancing attorneys’ fees and expenses in advance of the final disposition of any claim, suit, proceeding or investigation to each Indemnified Party to the fullest extent permitted by Applicable Law; provided, however, that the Indemnified Party to whom expenses are advanced provides an undertaking if required by Applicable Law and the Apple Organizational Documents, as applicable, to repay such amounts if it is ultimately determined that such person is not entitled to indemnification), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any actual or threatened Proceeding, arising out of, relating to or in connection with any act, error or omission by them in their capacities as such occurring or alleged to have occurred at or before the Effective Time (including acts, errors or omissions in connection with (x) such Indemnified Party serving as an officer, director, employee or other fiduciary of any entity if such service was at the request or for the benefit of Apple or (y) any of the transactions contemplated by this Agreement).

(c)    For a period of six years from the Effective Time, Purchaser shall cause to be maintained in effect the coverage provided by the policies of directors’ and officers’ liability insurance and fiduciary liability insurance in effect as of the Effective Time by Apple and its Subsidiaries with respect to acts, errors or omissions occurring or alleged to have occurred at or before the Effective Time (provided that Purchaser may substitute these for policies with insurer with at least the same or better credit ratings to the existing insurers of at least the same coverage and amounts and containing terms and conditions that are no less favorable to the insureds); provided, however, that Purchaser shall not be required to pay annual premiums in excess of 300% of the premium set forth in Section 7.01(c) of the Apple Disclosure Schedule (the “Maximum Amount”), but in such case where the quoted premium exceeds the Maximum Amount, it shall purchase as much coverage as reasonably practicable for the Maximum Amount. If Apple elects, then Apple may, prior to the Effective Time, purchase six-year prepaid “tail policy” coverage (“Tail Coverage”) providing insurance coverage, limits, benefits and terms no less favorable to the Indemnified Parties than the policies of directors’ and officers’ liability insurance and fiduciary liability insurance in place immediately prior to the Effective Time with respect to acts, errors or omissions occurring or alleged to have occurred at or prior to the Effective Time; provided that (i) in no event shall the cost of such Tail Coverage exceed the Maximum Amount (it being understood and agreed that Apple shall, where the quoted premium for the Tail Coverage exceeds the Maximum Amount, purchase as much coverage as reasonably practicable for the Maximum Amount), (ii) to the extent that a written proposal evidencing such Tail Coverage is not provided to Purchaser within ten (10) Business Days prior to the Effective Time, Purchaser shall have the right to purchase such Tail Coverage prior to the Effective Time, and (iii) if such Tail Coverage is purchased by Apple or Purchaser, as applicable, there shall be no further obligations under the first sentence of this Section 7.01(c); provided that Purchaser shall, and shall cause Apple and its Subsidiaries to, maintain the Tail Coverage in full force and effect, and continue to honor the obligations thereunder and shall use all commercially reasonable efforts to seek recovery for any claims under such Tail Coverage.

(d)    In the event that after the Effective Time (i) Purchaser, Apple or any of their respective successors or assigns (A) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger or (B) transfers or conveys all or substantially all of its properties and assets to any Person, or (ii) Purchaser or any of its respective successors or assigns dissolves Apple, then, and in each such case, proper provision shall be made so that the successors and assigns of Purchaser or Apple, as applicable, shall assume all of the obligations thereof set forth in this Section 7.01.

(e)    The obligations of Purchaser under this Section 7.01 shall not be terminated, amended or modified in any manner so as to adversely affect any Indemnified Party (including their successors, heirs and legal representatives) to whom this Section 7.01 applies without the consent of such Indemnified Party. It is expressly agreed that, notwithstanding any other provision of this Agreement that may be to the contrary, (i) the Indemnified Parties to whom this Section 7.01 applies shall be third-party beneficiaries of this Section 7.01, and (ii) this Section 7.01 shall survive consummation of the Transaction and shall be enforceable by such Indemnified Parties and their respective successors, heirs and legal representatives against Purchaser and its successors and assigns.

Section 7.02    CVR Agreement. At or prior to the Effective Time, Purchaser shall authorize and duly adopt, execute and deliver, and will ensure that a duly qualified Rights Agent executes and delivers, the CVR Agreement, subject to any reasonable revisions to the CVR Agreement that are requested by such Rights Agent and/or the Depositary (provided that such revisions are not, individually or in the aggregate, detrimental or adverse, taken as a whole, to any holder of a CVR). Purchaser and Apple shall cooperate, including by making changes to the form of CVR Agreement, as necessary to ensure that the CVRs are not subject to registration under the 1933 Act, the 1934 Act or any applicable state securities or “blue sky” laws.

ARTICLE VIII

COVENANTS OF APPLE AND PURCHASER

Section 8.01    Notices of Certain Events. Apple shall give prompt notice to Purchaser, and Purchaser shall give prompt notice to Apple, (i) of any notice or other communication received by such Party from any Governmental Authority or from any other Person alleging that the consent of such Person is or may be required in connection with the Transaction, the Scheme of Arrangement, the CVR Agreement or the other transactions contemplated by this Agreement, if the failure of such Party to obtain such consent could be material to Apple or Purchaser (including to Purchaser following the Closing), (ii) of any legal Proceeding commenced or, to any Party’s knowledge, threatened against, such Party or any of its Subsidiaries in connection with the Transaction, the Scheme of Arrangement, the CVR Agreement or the other transactions contemplated by this Agreement or (iii) of becoming aware of the occurrence of an event that (y) would reasonably be expected to prevent or delay beyond the End Date the consummation of the Transaction or (z) would reasonably be expected to result in any of the conditions set forth in Article IX not being satisfied; provided, however, that the delivery of any notice pursuant to this Section 8.01 shall not cure any breach of any representation or warranty requiring disclosure of such matter in the Apple Disclosure Schedule or otherwise limit or affect the remedies available hereunder to any Party. The failure to deliver any such notice, in and of itself, shall not affect any of the conditions set forth in Article IX or give rise to any right to terminate under Article X.

Section 8.02    Filings, Consents and Approvals.

(a)    Subject to the terms and conditions of this Agreement, each of Apple and Purchaser shall (and each shall cause its Subsidiaries to) use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under Applicable Law to consummate the Transaction and other transactions contemplated hereby as promptly as reasonably practicable, including (i) preparing and filing as promptly as practicable with any Governmental Authority or other Third Party all documentation to effect all Filings as are necessary, proper or advisable to consummate the Transaction and the other transactions contemplated hereby, (ii) using reasonable best efforts to obtain, as promptly as practicable, and thereafter maintain, all Consents from any Governmental Authority or other Third Party that are necessary, proper or advisable to consummate the Transaction or other transactions contemplated hereby, and to comply with the terms and conditions of each such Consent (including by supplying as promptly as reasonably practicable any additional information or documentary material that may be requested pursuant to any applicable Regulatory Laws), (iii) cooperating with the other Party in its efforts to comply with their obligations under this Agreement, including in seeking to obtain as promptly as practicable any Consents necessary, proper or advisable to consummate the Transaction or the other transactions contemplated hereby and (iv) using reasonable best efforts to (A) defend any lawsuit or other legal Proceeding, whether judicial or administrative, brought by any Governmental Authority or Third Party challenging this Agreement or seeking to enjoin, restrain, prevent, prohibit or make illegal consummation of the Transaction or any of the other transactions contemplated hereby and (B) contest any Order that enjoins, restrains, prevents, prohibits or makes illegal consummation of the Transaction or any of the other transactions contemplated hereby. This Section 8.02 shall not apply with respect to Filings with or the Consents of the Court to implement the Scheme of Arrangement, which are dealt with in Article III.

(b)    Purchaser shall have the right to direct, devise and implement the strategy for obtaining any necessary Consent of, for responding to any request from, inquiry or investigation by (including directing the timing, nature and substance of all such responses), and lead all meetings and communications (including any negotiations) with, any Governmental Authority that has authority to enforce any Regulatory Law. Purchaser shall consult with Apple in a reasonable manner and consider in good faith the views and comments of Apple in connection with the foregoing.

(c)    In furtherance and not in limitation of the foregoing, each of Apple and Purchaser shall, and each shall cause its Subsidiaries to, (x) make all Filings set forth on Section 4.03 of the Apple Disclosure Schedule as promptly as practicable, and in any event within fifteen (15) Business Days after, the execution of this Agreement, and (y) as promptly as practicable following the date of this Agreement, make all Filings with all Governmental Authorities that are necessary, proper or advisable under this Agreement or Applicable Law to consummate and make effective the Transaction and the other transactions contemplated hereby. In the event that Apple or Purchaser receives a request for information or documentary material pursuant to any Regulatory Law (a “Second Request”), each shall, and shall cause its respective Subsidiaries to, use reasonable best efforts (and shall cooperate with each other) to submit an appropriate response to such Second Request as promptly as reasonably practicable, and to make available their respective Representatives to, on reasonable request, any Governmental Authority in connection with (i) the preparation of any Filing made by or on their behalf to any Governmental Authority in connection with the Transaction or any of the other transactions contemplated hereby or (ii) any Governmental Authority investigation, review or approval process. Neither Party, nor any of its Subsidiaries, shall extend any waiting period under any Regulatory Law (by pull and refile or otherwise) or enter into any agreement with any Governmental Authority not to consummate (or delay the consummation of) the transactions contemplated by this Agreement without the prior written consent of the other Party.

(d)    Subject to Applicable Laws relating to the sharing of information and the terms and conditions of the Confidentiality Agreement, each of Apple and Purchaser shall, and each shall cause its Subsidiaries to, cooperate and consult with each other in connection with the making of all Filings pursuant to this Section 8.02, and shall keep each other apprised on a current basis of the status of matters relating to the completion of the Transaction and the other transactions contemplated hereby, including: (i) (A) as far in advance as practicable, notifying the other Party of, and providing the other Party with an opportunity to consult with respect to, any Filing or communication or inquiry it or any of its Affiliates intends to make with any Governmental Authority (or any communication or inquiry it or any of its Affiliates intends to make with any Third Party in connection therewith) relating to the matters that are the subject of this Agreement, (B) providing the other Party and its counsel, prior to submitting any such Filing or making any such communication or inquiry, a reasonable opportunity to review, and considering in good faith the comments of the other Party and such other Party’s Representatives in connection with any such Filing, communication or inquiry, and (C) promptly following the submission of such Filing or making of such communication or inquiry, providing the other Party with a copy of any such Filing, communication or inquiry, if in written form, or, if in oral form, a summary of such communication or inquiry; (ii) as promptly as practicable following receipt, furnishing the other Party with a copy of any Filing or written communication or inquiry, or, if in oral form, a summary of any such communication or inquiry, it or any of its Affiliates receives from any Governmental Authority (or any communication or inquiry it receives from any Third Party in connection therewith) relating to matters that are the subject of this Agreement; and (iii) coordinating and reasonably cooperating with the other Party in exchanging such information and providing such other assistance as the other Party may reasonably request in connection with this Section 8.02. Apple, Purchaser or their respective Representatives shall notify and consult with the other in advance of any meeting or conference (including by telephone or videoconference) with any Governmental Authority, or any member of the staff of any such Governmental Authority, in respect of any Filing or other inquiry regarding the Transaction or any of the other transactions contemplated hereby and, to the extent permitted by such Governmental Authority, enable the other to participate. Purchaser and Apple may, as each deems advisable and necessary, reasonably designate any competitively sensitive material provided to the other under this Agreement as “outside counsel only”. Such materials and the information contained therein shall be given only to the outside legal counsel and will not be disclosed by such outside counsel to employees, officers or directors of the recipient unless express permission is obtained in advance from the source of the materials (Purchaser or Apple, as the case may be) or its legal counsel; provided, however, that materials provided pursuant to this Agreement may be redacted (i) to remove references concerning the valuation of or future plans for Purchaser or Apple, as applicable, or the Transaction, (ii) as necessary to comply with contractual obligations or Applicable Law and (iii) as necessary to address reasonable privilege concerns.

(e)    Notwithstanding anything in this Section 8.02 to the contrary, neither Purchaser nor any of its Subsidiaries shall have any obligation or be required to (and Apple and its Subsidiaries shall not without the prior written consent of Purchaser) propose, negotiate, commit to or effect, by consent decree, hold separate order or otherwise, (i) the sale, license, assignment, transfer, divestiture, holding separate or other disposition of any assets, business or portion of business of Apple, Purchaser or any Subsidiary thereof or (ii) any conduct of business restrictions, including the imposition of any restriction, requirement or limitation on the operation of the business or portion of the business of Apple, Purchaser or any Subsidiary thereof; provided, however, that, if requested by Purchaser, Apple or its Subsidiaries will become subject to, consent to or offer or agree to, or otherwise take any action with respect to, any such items; provided, further, that in no event will Apple or any of its Subsidiaries be required to effect any such items that is not conditioned upon the Closing occurring.

(f)    Between the date of this Agreement and the Effective Time, neither Purchaser nor Apple shall engage in, or permit any of their respective Subsidiaries or controlled Affiliates to engage in, any merger or acquisition, including any business combinations, asset acquisitions or sales, consolidations, mergers, stock acquisitions or sales, joint ventures, collaborations, licensing or other strategic transactions, that would, individually or in the aggregate, reasonably be expected to prevent, delay or impair the consummation of the Transaction by the End Date.

Section 8.03    Employee Matters.

(a)    Effective as of the Effective Time and for a period of twelve (12) months thereafter, Purchaser shall provide, or shall cause Apple to provide, to employees of Apple or any Apple Subsidiary who continue to be employed by Purchaser or Apple or any Apple Subsidiary (the “Continuing Employees”), (i) base salary or wages or target annual bonus opportunity that is not less than the base salary or wages provided to such Continuing Employee immediately prior to the Effective Time and(ii) employee benefits (excluding any equity or equity-based incentive compensation, defined benefit pension, post-employment or retiree health and welfare benefits (collectively, the “Excluded Benefits”)) that are no less favorable in the aggregate to the employee benefits (other than the Excluded Benefits) provided to the Continuing Employees immediately prior to the Effective Time.

(b)    For all purposes (including purposes of vesting, eligibility to participate and level of benefits) under the employee benefit plans of Purchaser and its Subsidiaries providing benefits to any Continuing Employees after the Effective Time (the “New Plans”), each Continuing Employee shall, subject to Applicable Law and applicable tax qualification requirements, be credited with his or her years of service with Apple and its Subsidiaries and their respective predecessors before the Effective Time; provided, that the foregoing shall not apply with respect to benefit accrual under any defined benefit pension plan or to the extent that its application would result in a duplication of benefits. In addition, and without limiting the generality of the foregoing, (i) each Continuing Employee shall be immediately eligible to participate, without any waiting time, in any and all New Plans to the extent that coverage under such New Plan is of the same type as the Apple Employee Plan in which such Continuing Employee participated immediately before the Effective Time (such plans, collectively, the “Old Plans”), and (ii) (A) for purposes of each New Plan providing medical, dental, pharmaceutical or vision benefits to any Continuing Employee, Purchaser or its applicable Subsidiary shall use its commercially reasonable efforts to cause all pre-existing condition exclusions and actively-at-work requirements of such New Plan to be waived for such Continuing Employee and his or her covered dependents and (B) Purchaser and its applicable Subsidiary shall use commercially reasonable efforts to cause any eligible expenses incurred by such Continuing Employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the date such employee’s participation in the corresponding New Plan begins to be taken into account under such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.

(c)    Unless Purchaser provides written notice to Apple at least 10 Business Days prior to the Effective Time directing otherwise, Apple shall terminate any and all 401(k) plans effective as of the day immediately preceding the day on which the Effective Time occurs (the “401(k) Termination Date”). In the event that Purchaser does not deliver to Apple such written notice, Apple shall provide Purchaser with evidence reasonably satisfactory to Purchaser that such 401(k) plan(s) have been terminated pursuant to resolution of the Apple Board at least two Business Days prior to the day on which the Effective Time occurs; provided, that prior to terminating Apple’s 401(k) plan(s), Apple shall provide Purchaser with the form and substance of any applicable resolutions for review and approval (which approval shall not be unreasonably withheld, conditioned or delayed). If the Apple 401(k) plan(s) is terminated pursuant to this Section 8.03(c), then as soon as practicable following the 401(k) Termination Date, Purchaser shall permit all Continuing Employees who were eligible to participate in the Apple 401(k) plan(s) immediately prior to the 401(k) Termination Date to participate in Purchaser’s or any of its Subsidiaries’ 401(k) plan, and shall permit each such Continuing Employee to elect to transfer his or her account balance when distributed from the terminated Apple 401(k) plan(s), including any outstanding participant loans, to Purchaser’s or any of its Subsidiaries’ 401(k) plan, except to the extent that accepting such transfers would adversely affect the tax-qualified status of Purchaser’s or its Subsidiaries’ 401(k) plan or as may be prohibited by Purchaser’s or its Subsidiaries’ 401(k) plan.

(d)    Purchaser shall, and shall cause its Affiliates to, assume and honor in accordance with their terms (i) all severance, change in control and separation pay plans, agreements and arrangements, and (ii) all written employment, severance, retention, incentive, change in control and termination agreements (including any change in control provisions therein), in each case of clauses (i) and (ii), that are set forth on Section 8.03(d) of the Apple Disclosure Schedule and in effect immediately prior to the Effective Time. Purchaser hereby acknowledges that the consummation of the Transaction constitutes a “change of control”, a “change in control” or a “sale event” (or a term of similar import) for purposes of any Apple Employee Plan that contains a definition of “change of control”, a “change in control” or a “sale event” (or a term of similar import), as applicable.

(e)    Bonus determinations for any financial year completed before the Effective Time will be undertaken by the Apple Board or the appropriate committee of the Apple Board in accordance with the rules of the applicable plan, and Apple shall pay, or cause to be paid, to each employee of Apple and any Apple Subsidiary such bonuses; provided that the amount of bonus to be paid shall not exceed the amounts as set forth on Section 8.03(e) of the Apple Disclosure Schedule.

(f)    As of the Effective Time, the Purchaser shall or shall cause Apple to, assume or retain, as the case may be, all obligations of Apple and its subsidiaries for the accrued and unused vacation and paid time off of the Continuing Employees. Continuing Employees shall be permitted to use such accrued and unused vacation and paid time off in accordance with Apple’s or a Subsidiary’s (as applicable) policies and procedures as may be in effect from time to time.

(g)    For the financial year in which the Effective Time occurs: (i) bonus determinations for the period from the start of the financial year up to and including the Effective Time will be undertaken by the Apple Board or the appropriate committee of the Apple Board on or prior to the Effective Time in accordance with the rules of the applicable plan, on a pro-rated basis, and Apple shall pay, or cause to be paid, to each employee of Apple and any Apple Subsidiary who remains employed as of the Effective Time, such bonuses as soon as reasonably practicable following the Effective Time; provided that the amount of bonus to be paid under each applicable plan will not exceed the level of bonus for each such employee as set forth on Section 8.03(g)(i) of the Apple Disclosure Schedule; and (ii) bonus determinations for the period from the Effective Time to the end of the financial year in which the Effective Time occurs will be undertaken, based on the annual bonus measures set forth on Section 8.03(g)(ii) of the Apple Disclosure Schedule, by Apple shortly after the end of the financial year on a pro-rated basis, and Apple shall pay, or cause to be paid, to each employee or former employee of Apple and any Apple Subsidiary, such bonuses on the normal bonus payment date.

(h)    At or prior to the Closing, Purchaser shall establish a cash retention pool in the aggregate amount set forth on Section 8.03(h) of the Apple Disclosure Schedule (the “Retention Pool”) to be allocated among the Continuing Employees set forth on Section 8.03(h) of the Apple Disclosure Schedule (each, a “Retention Award”). The vesting of each Retention Award shall be subject to the forfeiture and vesting conditions set forth on Section 8.03(h) of the Apple Disclosure Schedule.

(i)    Nothing in this Agreement shall confer upon any Continuing Employee any right to continue in the employ or service of Purchaser or any Affiliate of Purchaser, or shall interfere with or restrict in any way the rights of Purchaser or any Affiliate of Purchaser, which rights are hereby expressly reserved, to discharge or terminate the services of any Continuing Employee at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between Purchaser, Apple or any Affiliate of Purchaser and the Continuing Employee (including, without limitation, any written employment agreement between a Continuing Employee and Apple that provides for severance) or any severance, benefit or other applicable plan or program covering such Continuing Employee. Notwithstanding any provision in this Agreement to the contrary, nothing in this Section 8.03 shall (i) be deemed or construed to be an amendment or other modification of any Apple Employee Plan or employee benefit plan of Purchaser or (ii) create any third party rights in any current or former employee or other service provider of Apple or its Affiliates (or any beneficiaries or dependents thereof).

Section 8.04    Public Announcements. The initial press release concerning this Agreement and the transactions contemplated hereby shall be a joint press release to be in the form agreed on by Apple and Purchaser prior to the execution of this Agreement. Following such initial press release, neither Purchaser nor Apple, without the prior written consent of the other, shall issue any additional press release, make any other public statement or schedule any press conference, conference call or meeting with investors or analysts with respect to this Agreement or the transactions contemplated hereby, except as may be required by Applicable Law or any listing agreement with or rule of any national securities exchange or association (in which event, the applicable Party shall endeavor, on a basis reasonable under the circumstances, to provide a meaningful opportunity to the other Party to review and comment upon such press release or other announcement or disclosure in advance and shall give due consideration to all reasonable additions, deletions or changes suggested thereto); provided, that the restrictions set forth in this Section 8.04 shall not apply to any release or public statement (a) in connection with an Acquisition Proposal or an Apple Adverse Recommendation Change and matters related thereto (but only in accordance with Section 6.02), (b) in connection with any dispute between the Parties regarding this Agreement, the Transaction or the other transactions contemplated hereby or (c) to the extent the information contained therein substantially reiterates (or is consistent with) previous releases, public disclosures or public statements made by Apple and/or Purchaser in compliance with this Section 8.04.

Section 8.05    Stock Exchange Delisting. Each of Apple and Purchaser agrees to cooperate with the other Party in taking, or causing to be taken, all actions necessary to delist each Apple ADS from the Nasdaq and terminate its registration under the 1934 Act; provided, that such delisting and termination shall not be effective until the Effective Time.

Section 8.06    Switching. Purchaser may not elect to implement the acquisition of the entire issued share capital of Apple as contemplated by this Agreement by means of a takeover offer within the meaning of Section 974 of the Companies Act at any time without Apple’s prior written consent.

Section 8.07    Tax Matters.

(a)    Apple and Purchaser shall (and shall, in the case of Apple, procure that each of its Subsidiaries and its and their Representatives shall and, in the case of Purchaser, procure that any other member of the Purchaser Group and its and their respective Representatives shall) provide such assistance and information as the other Party may reasonably request in connection with any matters relating to Tax in respect of the transactions contemplated by this Agreement, including in respect of any Tax clearances or Consents that the other Party may consider necessary or desirable in connection with the transactions contemplated by this Agreement (including in connection with any UK stamp duty or stamp duty reserve tax). Apple shall, as soon as reasonably practicable after the date hereof, apply for confirmation from His Majesty’s Revenue & Customs that the Court Order is not subject to United Kingdom stamp duty or stamp duty reserve tax. For the avoidance of doubt, failure to obtain such confirmation shall not constitute a breach of Apple’s obligations under this Agreement.

(b)    Neither the Purchaser nor any of its Affiliates shall make any election under Sections 338 or 336 of the Code (or any similar provision under state, local, or non-U.S. law) with respect to the acquisition of Apple and its Subsidiaries.

(c)    Following the Closing, the Purchaser shall, or shall cause Apple to, promptly make available to Apple Shareholders the information necessary for any U.S. shareholder to make a “Qualified Electing Fund” election pursuant to Section 1295 of the Code with respect to the taxable year that includes the Closing Date and Purchaser shall cause Apple to comply with any reporting or other requirements incidental to such election.

Section 8.08    Treatment of Apple Indebtedness. Apple shall, and shall cause its Subsidiaries to, deliver all notices and take all other actions required to facilitate on or prior to the Closing Date the termination of all commitments outstanding under the Credit Agreement, the repayment in full of all obligations outstanding thereunder, the release of all Liens securing such obligations, and the release of guarantees in connection therewith. In furtherance and not in limitation of the foregoing, Apple shall, and shall cause its Subsidiaries to, use reasonable best efforts to deliver to Purchaser (A) at least five (5) Business Days prior to the Closing Date a draft payoff letter and (B) at least two (2) Business Days prior to the Closing Date, executed payoff letter, in each case, with respect to the Credit Agreement (the “Payoff Letter”) in form and substance customary for transactions of this type, from the applicable agent on behalf of the Persons to whom such Indebtedness is owed, which Payoff Letter together with any related release documentation shall, among other things, include the payoff amount and provide that Liens (and guarantees), if any, granted in connection therewith relating to the assets, rights and properties of Apple and its Subsidiaries securing such Indebtedness and any other obligations secured thereby, shall, upon the payment of the amount set forth in the Payoff Letter on or prior to the Closing Date, be released and terminated.

ARTICLE IX

CONDITIONS TO THE TRANSACTION

Section 9.01    Conditions to the Obligations of Each Party. The obligations of Apple and Purchaser to consummate the Transaction are subject to the satisfaction (or, to the extent permitted by Applicable Law, waiver) of the following conditions:

(a)    the Apple Shareholder Approvals shall have been obtained;

(b)    the Scheme of Arrangement shall have been sanctioned by the Court;

(c)    (i) no Order shall have been issued by any court or other Governmental Authority of competent jurisdiction that remains in effect and enjoins, prevents or prohibits the consummation of the Transaction and (ii) no Applicable Law shall have been enacted, entered, promulgated or enforced by any Governmental Authority that remains in effect and prohibits or makes illegal consummation of the Transaction; and

(d)    all required Consents and expirations or terminations of waiting periods (as applicable) under each Regulatory Law specifically set forth on Section 4.03 of the Apple Disclosure Schedule shall have been obtained or shall have occurred (as applicable).

Section 9.02    Conditions to the Obligations of Purchaser. The obligations of Purchaser to consummate the Transaction are subject to the satisfaction (or, to the extent permitted by Applicable Law, waiver by Purchaser) of the following further conditions:

(a)    Apple shall have performed, in all material respects, all of its obligations hereunder required to be performed by it at or prior to the Closing;

(b)    (i) the representations and warranties of Apple contained in Section 4.01, Section 4.02, Section 4.05 (other than Section 4.05(a)), Section 4.06(b), Section 4.26, Section 4.29 and Section 4.30 (A) in the case of any such representations and warranties that are qualified by materiality or Material Adverse Effect in the text thereof, shall be true and correct in all respects, and (B) in the case of any such representations and warranties that are not so qualified, shall be true and correct in all material respects, in the case of each of clauses (A) and (B), at and as of the date of this Agreement and at and as of the Closing as if made at and as of the Closing (or, if such representations and warranties are given as of another specific date, at and as of such date); (ii) the representations and warranties of Apple contained in Section 4.05(a) shall be true and correct at and as of the date of this Agreement and at and as of the Closing as if made at and as of the Closing (or, if such representations and warranties are given as of another specific date, at and as of such date), except for any de minimis inaccuracies, (iii) the representations and warranties of Apple contained in Section 4.09(a)(ii) shall be true and correct in all respects at and as of the date of this Agreement and at and as of the Closing as if made at and as of the Closing; and (iv) the other representations and warranties of Apple contained in Article IV (disregarding all qualifications and exceptions contained therein relating to materiality or Material Adverse Effect) shall be true and correct at and as of the date of this Agreement and at and as of the Closing as if made at and as of the Closing (or, if such representations and warranties are given as of another specific date, at and as of such date), except, in the case of this clause (iv) only, where the failure of such representations and warranties to be true and correct has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and

(c)    Purchaser shall have received a certificate from an executive officer of Apple confirming the satisfaction of the conditions set forth in Section 9.02(a) and Section 9.02(b).

Section 9.03    Conditions to the Obligations of Apple. The obligation of Apple to consummate the Transaction is subject to the satisfaction (or, to the extent permitted by Applicable Law, waiver by Apple) of the following further conditions:

(a)    Purchaser shall have performed, in all material respects, all of its obligations hereunder required to be performed by Purchaser at or prior to the Closing;

(b)    The representations and warranties of Purchaser set forth in Article V (disregarding all qualifications and exceptions contained therein relating to materiality) shall be true and correct at and as of the date of this Agreement and at and as of the Closing as if made at and as of the Closing (or, if such representations and warranties are given as of another specific date, at and as of such date), except where the failure of such representations and warranties to be true and correct have not had and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Purchaser to consummate the Transaction prior to the End Date;

(c)    Apple shall have received a certificate from an executive officer of Purchaser confirming, on behalf of Purchaser, the satisfaction of the conditions set forth in Section 9.03(a) and Section 9.03(b); and

(d)    The CVR Agreement shall have been executed by Purchaser and the Rights Agent and shall be in full force and effect.

ARTICLE X

TERMINATION

Section 10.01    Termination. This Agreement may be terminated and the Transaction and the other transactions contemplated hereby may be abandoned at any time prior to the Effective Time (notwithstanding receipt of the Apple Shareholder Approvals):

(a)    by mutual written agreement of Apple and Purchaser; or

(b)    by either Apple or Purchaser if:

(i)    the Transaction has not been consummated on or before 11:59 p.m. Eastern time on April 30, 2024 (the “End Date”), subject to Section 4.03 of the Apple Disclosure Schedule; provided, that if the condition set forth in Section 9.01(b) is satisfied less than four Business Days before the End Date, the End Date shall be automatically extended to the date that is four Business Days following such scheduled End Date; provided, further, the right to terminate this Agreement pursuant to this Section 10.01(b)(i) shall not be available to any Party whose breach of any provision of this Agreement has been the proximate cause of the failure of the Transaction to be consummated by the End Date;

(ii)    a court or other Governmental Authority of competent jurisdiction shall have issued an Order that permanently enjoins, prevents or prohibits the consummation of the Transaction and such Order shall have become final and non-appealable; provided, that the right to terminate this Agreement pursuant to this Section 10.01(b)(ii) shall not be available to any Party whose breach of any provision of this Agreement has been the proximate cause of such Order;

(iii)    if the Scheme Meeting or the Apple GM (including, in each case, any postponements or adjournments thereof) shall have been completed and any Apple Shareholder Approval voted on at such meeting shall not have been obtained; provided, that the right to terminate this Agreement pursuant to this Section 10.01(b)(iii) shall not be available to any Party whose breach of any provision of this Agreement has been the direct cause of the failure to obtain the Apple Shareholder Approval;

(iv)    if the Court declines or refuses to sanction the Scheme of Arrangement; provided that if an appeal has been submitted by either Purchaser or Apple in respect of any such decline or refusal, the right to terminate this Agreement pursuant to this Section 10.01(b)(iv) may not be exercised until such appeal has been denied in a final determination; provided, further, that the right to terminate this Agreement pursuant to this Section 10.01(b)(iv) shall not be available to any Party whose breach of any provision of this Agreement has been the direct cause of such decline or refusal; or

(c)    by Purchaser:

(i)    if (A) an Apple Adverse Recommendation Change shall have occurred, (B) following the commencement of a tender or exchange offer subject to Regulation 14D under the 1934 Act relating to the Apple Ordinary Shares or Apple ADSs by a Third Party, the Apple Board (i) states that it recommends such tender or exchange offer, (ii) expresses no opinion or is unable to take a position (other than a “stop, look and listen” communication pursuant to Rule 14d-9(f) promulgated under the 1934 Act) with respect to such tender or exchange offer, or (iii) fails to reaffirm the Apple Board Recommendation, in each case within 10 Business Days after the commencement of such takeover, tender offer or exchange offer pursuant to Rule 14d-9 promulgated under the 1934 Act (or, if earlier, five Business Days prior to the Scheme Meeting or the Apple GM), (C) any Acquisition Proposal (other than an Acquisition Proposal in the circumstances described in clause (B) above) has been made public and the Apple Board fails to (i) publicly affirm the Apple Board Recommendation and (ii) recommend that the holders of Apple Ordinary Shares and Apple ADSs reject such Acquisition Proposal, in each case within five Business Days upon receipt of a written request from Purchaser to do so or, if earlier, prior to the Scheme Meeting or the Apple GM, or (D) a Willful Breach by Apple of Section 6.02 shall have occurred;

(ii)    if a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Apple set forth in this Agreement shall have occurred that would cause any condition set forth in Section 9.02(a) or Section 9.02(b) not to be satisfied, and such breach or failure to perform (A) is incapable of being cured by the End Date or (B) has not been cured by Apple within the earlier of (x) 30 days following written notice to Apple from Purchaser of such breach or failure to perform and (y) the End Date; provided, that this Agreement may not be terminated pursuant to this Section 10.01(c)(ii) if Purchaser is then in breach of any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach by Purchaser would cause any condition set forth in Section 9.03(a) or Section 9.03(b) not to be satisfied; or

(d)    by Apple:

(i)    if a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Purchaser set forth in this Agreement shall have occurred that would cause any condition set forth in Section 9.03(a) or Section 9.03(b) not to be satisfied, and such breach or failure to perform (A) is incapable of being cured by the End Date or (B) has not been cured by Purchaser within the earlier of (x) 30 days following written notice to Purchaser from Apple of such breach or failure to perform and (y) the End Date; provided, that this Agreement may not be terminated pursuant to this Section 10.01(d)(i) if Apple is then in breach of any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach by Apple would cause any condition set forth in Section 9.02(a) or Section 9.02(b) not to be satisfied; or

(ii)    prior to the Apple Approval Time, if (A) the Apple Board shall have authorized the termination of this Agreement in accordance with the terms set forth in Section 6.02 in order to enter into a definitive agreement providing for a Superior Proposal and (B) substantially concurrently with such termination, Apple enters into such definitive agreement; provided, that, at or prior to, and as a condition to the effectiveness of, such termination, Apple pays, or causes to be paid to, Purchaser (or its designee) the Termination Fee pursuant to Section 10.03(a).

The Party desiring to terminate this Agreement pursuant to this Section 10.01 (other than pursuant to Section 10.01(a)) shall give written notice of such termination to the other Party, which notice shall specify the relevant section and subsection of this Agreement pursuant to which such termination is made.

Section 10.02    Effect of Termination. If this Agreement is validly terminated pursuant to Section 10.01, this Agreement shall become void and of no effect without liability (except as provided in Section 10.03) of any Party (or any of its Affiliates or its or their respective shareholders, as applicable, or Representatives) to the other Party hereto; provided, that neither Purchaser nor Apple shall be released from any liabilities or damages arising out of fraud with respect to the representations and warranties set forth in this Agreement or any Willful Breach prior to such termination. This Section 10.02, Section 10.03, Article XI (other than Section 11.12, except to the extent that Section 11.12 relates to the specific performance of the provisions of this Agreement that survive termination) and Annex A (to the extent related to the foregoing) shall survive any termination of this Agreement. In addition, the termination of this Agreement shall not affect the respective obligations of Apple and Purchaser under the Confidentiality Agreement.

Section 10.03    Termination Payment.

(a)

(i)    If this Agreement is terminated pursuant to (y) Section 10.01(c)(i) or (z) Section 10.01(d)(ii) (or is terminated pursuant to another provision at a time that it is terminable pursuant to any such provision in the foregoing clauses (y)-(z)), or

(ii)    this Agreement is terminated by Purchaser or Apple pursuant to Section 10.01(b)(i) or Purchaser pursuant to Section 10.01(c)(ii); provided, in the case of this clause (ii), that (A) after the date hereof and prior to the termination of this Agreement, an Acquisition Proposal shall have been made to the Apple Board or Apple’s management or have been publicly announced or made publicly known and shall not have been publicly withdrawn without qualification at least four Business Days prior to such termination and (B) within 12 months of the date this Agreement is so terminated, (x) a definitive agreement providing for an Acquisition Proposal is entered into, or (y) an Acquisition Proposal is consummated (in either case of (x) and (y), whether or not the same Acquisition Proposal referred to in clause (A)); provided, that for purposes of this Section 10.03(a)(ii), all references to “20%” in the definition of Acquisition Proposal shall be deemed to be references to “50%”, then, in either the case of clause (i) or clause (ii) of this Section 10.03(a), Apple shall pay, or cause to be paid, to Purchaser (or its designee), in cash, a payment in an amount equal to $3,860,000 (the “Ordinary Termination Fee”) (x) in the case of Section 10.03(a)(i), at or prior to, and as a condition to the effectiveness of, the termination of this Agreement in the case of a termination by Apple or as promptly as practicable (and, in any event, within two Business Days following such termination) in the case of a termination by Purchaser and (y) in the case of Section 10.03(a)(ii), at or prior to the first to occur of (1) the entry into a definitive agreement providing for an Acquisition Proposal referred to therein and (2) the consummation of an Acquisition Proposal referred to therein.

(iii)    If this Agreement is terminated pursuant to (y) Section 10.01(b)(iii) or (z) Section 10.01(b)(iv), or is terminated pursuant to another provision at a time that it is terminable pursuant to any such provision in the foregoing clauses (y)-(z), then Apple shall pay, or cause to be paid, to Purchaser (or its designee), in cash, a payment in an amount equal to $3,000,000 (the “No-Vote Termination Fee”).

(b)    Any payment of the Termination Fee shall be made by wire transfer of immediately available funds (in U.S. dollars) to an account designated in writing by Purchaser.

(c)    The Parties agree and understand that in no event shall Apple be required to pay the Termination Fee on more than one occasion. The Parties acknowledge that the agreements contained in this Section 10.03 are an integral part of the transactions contemplated hereby, that, without these agreements, the Parties would not enter into this Agreement and that any amounts payable pursuant to this Section 10.03 do not constitute a penalty and that Apple will not be entitled to argue that the Termination Fee is unenforceable or should be reduced in any manner. Accordingly, if Apple fails to promptly pay any Termination Fee due pursuant to this Section 10.03, Apple shall also pay any reasonable and documented out-of-pocket costs and expenses (together with any irrecoverable VAT incurred thereon, and including reasonable and documented legal fees and expenses) incurred by Purchaser in connection with a legal action to enforce this Agreement that results in a judgment for such amount against Apple. Any Termination Fee not paid when due pursuant to this Section 10.03 shall bear interest from the date such amount is due until the date paid at a rate equal to the prime rate as published in The Wall Street Journal, Eastern Edition in effect on the date such payment was due. Other than in the case of fraud with respect to the representations and warranties set forth in this Agreement or Willful Breach, the amounts payable by Apple pursuant to Section 10.03(a), together with any amounts payable pursuant to this Section 10.03(c), shall be the sole and exclusive monetary remedy of the Purchaser Group and their Affiliates and Representatives, in the event of a termination of this Agreement in connection with which the Termination Fee is payable by Apple pursuant to Section 10.03(a) and the Termination Fee and any such additional amounts payable pursuant to this Section 10.03(c) are actually paid to Purchaser, for any and all losses and damages suffered as a result of the failure of the transactions contemplated hereby to be consummated or for a breach or failure to perform by Apple of its covenants and agreements hereunder.

(d)    The Parties intend that any payment of the Termination Fee, being compensatory in nature, shall not be treated (in whole or in part) as consideration for a supply for the purposes of VAT and, accordingly, (i) the Parties shall, and shall procure that the representative member of any VAT group of which it is a member shall, use reasonable best efforts to secure that the Termination Fee will not be subject to any VAT and (ii) Apple shall pay the full amount of any Termination Fee free and clear of any withholdings, deductions or adjustments. To the extent that it is determined by a Taxing Authority that the Termination Fee constitutes all or part of the consideration for a taxable supply made for VAT purposes, then the Purchaser shall issue a VAT invoice to Apple and Apple shall pay such VAT in addition to the Termination Fee.

ARTICLE XI

MISCELLANEOUS

Section 11.01    Notices. All notices, requests and other communications to any party hereunder shall be in writing sent via email and shall be given,

If to Apple, to:

245 Hammersmith Road London W6 8PW United Kingdom

Attention: Bobby Gaspar, Frank Thomas, Christopher York
Email: ### with a copy (which shall not constitute notice) to:

Goodwin Procter LLP 100 Northern Avenue Boston, Massachusetts 02110

Attention:	Michael Bison, James Matarese, Andrew Goodman, Tevia Pollard
Email	MBison@goodwinlaw.com; JMatarese@goodwinlaw.com;
AGoodman@goodwinlaw.com; TPollard@goodwinlaw.com;

and

Slaughter and May

One Bunhill Row

London

United Kingdom EC1Y 8YY

Attention:     Paul Mudie

Email:           paul.mudie@slaughterandmay.com

If to Purchaser or, following the Closing, Apple, to:

Kyowa Kirin Co., Ltd.

Otemachi Financial City Grand Cube, 1-9-2 Otemachi,

Chiyoda-ku, Tokyo 100-0004, Japan

Attention:    Corporate Strategy Department

Email:         ###

with a copy (which shall not constitute notice) to:

Morrison & Foerster LLP

Shin Marunouchi Building, 29th Fl.

1-5-1, Marunouchi, Chiyoda-ku

Attention:    Gary Smith, Joseph Sulzbach

Email:         gsmith@mofo.com;

           jsulzbach@mofo.com

or to such other email address as such party may hereafter specify for the purpose by like notice to the other party hereto. All such notices, requests and other communications shall be deemed received on the date of dispatch by the sender thereof (to the extent that no “bounce back”, “out of office” or similar message indicating non-delivery is received with respect thereto), in each case to the required recipient as set forth above, if such dispatch is made on a Business Day by 5:00 p.m. in the local time of the intended recipient or, if made on a Business Day after 5:00 p.m. in the local time of the intended recipient, such notice, request or communication shall be deemed to have been received on the next succeeding Business Day.

Section 11.02    Survival. The representations, warranties, covenants and agreements contained in this Agreement and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time, except for any covenant or agreement that by its terms is to be performed in whole or in part after the Effective Time.

Section 11.03    Amendments and Waivers.

(a)    Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective; provided, that after the Apple Shareholder Approvals have been obtained, there shall be no amendment or waiver that would require the further approval of the Apple Shareholders under Applicable Law without such approval having first been obtained.

(b)    No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.

Section 11.04    Expenses. Except as otherwise provided in this Agreement, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense, except all United Kingdom stamp duty and stamp duty reserve tax and any other similar Taxes incurred in connection with the transfer of the Scheme Shares pursuant to this Agreement (“Transfer Taxes”) shall be paid by Purchaser, and Purchaser shall, at its own expense, file all necessary documentation with respect to all such Transfer Taxes.

Section 11.05    Third-Party Beneficiaries; Benefit; Assignment.

(a)    Except as provided in Section 7.01, nothing in this Agreement or in the Confidentiality Agreement, express or implied, is intended to confer upon any Person other than the Parties any rights or remedies hereunder or thereunder.

(b)    No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other Party, except that (i) prior to the Closing, Purchaser may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to any wholly owned Subsidiary of Purchaser and (ii) after the Closing, Purchaser may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to any other Person; provided, that, in any such case of clause (i) and (ii), such transfer or assignment by Purchaser (A) shall not relieve Purchaser of its obligations hereunder, (B) otherwise alter, expand or change any obligation of any other Party hereto or (C) delay the consummation of the Transaction or any of the other transactions contemplated hereby or otherwise have non-de minimis adverse Tax consequences to Apple Shareholders.

Section 11.06    Governing Law. This Agreement, and all disputes, claims, actions, suits or proceedings based upon, arising out of or related to this Agreement or the transactions contemplated hereby, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules or principles that would result in the application of the law of any other state or jurisdiction; provided, however, that (a) the Scheme of Arrangement and (b) the interpretation of the duties of directors of Apple shall in each case of the foregoing clauses (a)-(b) be governed by, and construed in accordance with, the laws of England and Wales.

Section 11.07    Jurisdiction/Venue. Each of the parties hereto irrevocably and unconditionally agrees that any legal action or proceeding with respect to this Agreement, the transactions contemplated hereby or the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement, the transactions contemplated hereby or the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, solely if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware) and that any final and non-appealable judgment issued by the Delaware Court of Chancery or any state or federal court within the State of Delaware in any such legal action or proceeding is enforceable upon each of the parties hereto. Each of the parties hereto hereby irrevocably and unconditionally submits with regard to any such action or proceeding for itself and in respect of its property to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts, (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by Applicable Law, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. To the fullest extent permitted by Applicable Law, each of the parties hereto hereby consents to the service of process in accordance with Section 11.01 in any action relating to this Agreement or any of the transactions contemplated by this Agreement; provided, that nothing herein shall affect the right of any party to serve legal process in any other manner permitted by Applicable Law. Notwithstanding the foregoing in this Section 11.07, the Scheme of Arrangement shall be subject to the jurisdiction of the Court and any appellate courts therefrom, and not that of the above named courts.

Section 11.08    WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTION OR THE OTHER TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.08.

Section 11.09    Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, including by facsimile, by email with .pdf attachments, or by other electronic signatures (including, DocuSign and AdobeSign), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed and delivered (by electronic communication, facsimile or otherwise) by the other party hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect, and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

Section 11.10    Entire Agreement. This Agreement (including the Apple Disclosure Schedule), the CVR Agreement and the Confidentiality Agreement constitute the entire agreement between the parties with respect to the subject matter thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter thereof.

Section 11.11    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 11.12    Specific Performance. The parties’ rights in this Section 11.12 are an integral part of the transactions contemplated by this Agreement. The parties acknowledge and agree that irreparable harm would occur and that the parties would not have any adequate remedy at law (a) for any breach of any of the provisions of this Agreement or (b) in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to specifically enforce the terms and provisions of this Agreement (this being in addition to any other remedy to which they are entitled under this Agreement or under Applicable Law), without proof of actual damages, and each party further agrees to waive any requirement for the securing or posting of any bond in connection with such remedy. The parties agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Applicable Law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law. Nothing contained in this Section 11.12 shall require any party to institute any Proceeding for (or limit any party’s right to institute any Proceeding for) specific performance under this Section 11.12 before exercising any termination right under Section 10.01 (or pursuing the Termination Fee or damages), nor shall the commencement of any Proceeding pursuant to this Section 11.12 or anything contained in this Section 11.12 restrict or limit any party’s right to terminate this Agreement in accordance with the terms of Section  10.01 or pursue any other remedies under this Agreement that may be available then or thereafter.

Section 11.13     Interpretation. The following rules of interpretation shall apply to this Agreement: (i) the words “hereof”, “hereby”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (ii) the table of contents and captions in this Agreement are included for convenience of reference only and shall be ignored in the construction or interpretation hereof; (iii) references to Articles, Sections and Exhibits are to Articles, Sections and Exhibits of this Agreement unless otherwise specified; (iv) all Exhibits and schedules annexed to this Agreement or referred to in this Agreement, including the Apple Disclosure Schedule, are incorporated in and made a part of this Agreement as if set forth in full in this Agreement; (v) any capitalized term used in any Exhibit or schedules annexed to this Agreement, including the Apple Disclosure Schedule, but not otherwise defined therein shall have the meaning set forth in this Agreement; (vi) any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular, and references to any gender shall include all genders; (vii) whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import; (viii) “writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form; (ix) references to any Applicable Law shall be deemed to refer to such Applicable Law as amended from time to time and to any rules or regulations promulgated thereunder; (x) references to any Person include the successors and permitted assigns of that Person; (xi) when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded and if the last day of such period is not a Business Day, the period shall end on the next succeeding Business Day; (xii) references to “dollars” and “$” means U.S. dollars; (xiii) the term “made available” and words of similar import mean that the relevant documents, instruments or materials were (A) posted and made available to Purchaser on the applicable due diligence data site (or in any “clean room” or as otherwise provided on an “outside counsel only” basis) with access provided to Purchaser and its Representatives prior to the execution and delivery of this Agreement; (B) provided via email or in person prior to the execution and delivery of this Agreement (including materials provided to outside counsel); or (C) filed or furnished to the SEC at least twenty four (24) hours prior to the date of this Agreement; (xiv) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other theory extends and such phrase shall not mean “if”; (xv) the parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement, (xvi) references to Apple Shareholders or other holders of Apple Ordinary Shares shall be deemed to include holders of any Apple ADS unless the context otherwise requires (it being understood, for the avoidance of doubt, that Apple ADSs are not themselves being acquired under the Scheme of Arrangement and do not constitute Scheme Shares); and (xvii) the terms “or”, “any” and “either” are not exclusive.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Kyowa Kirin Co., Ltd.

By:	/s/ Masashi Miyamoto
Name:	Masashi Miyamoto
Title:	President and Chief Executive Officer

[Signature Page to Transaction Agreement]

Orchard Therapeutics plc

By:	/s/ Bobby Gaspar
Name:	Bobby Gaspar
Title:	Chief Executive Officer

[Signature Page to Transaction Agreement]

Annex A

DEFINITIONS

As used in this Agreement, the following terms have the following meanings:

“1933 Act” means the U.S. Securities Act of 1933, as amended.

“1934 Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Acquisition Proposal” means any indication of interest, proposal or offer from any Person (or Persons acting in concert) or Group, other than any member of the Purchaser Group, relating to any (i) direct or indirect acquisition (whether in a single transaction or a series of related transactions) of assets of Apple or any of its Subsidiaries (including securities of Subsidiaries) equal to 20% or more of the consolidated assets of Apple and its Subsidiaries, taken as a whole, or to which 20% or more of the revenues or earnings of Apple and its Subsidiaries, taken as a whole, on a consolidated basis are attributable for the most recent fiscal year for which audited financial statements are then available, (ii) direct or indirect acquisition (whether by issuance or transfer and whether in a single transaction or a series of related transactions) of 20% or more of the outstanding voting or equity securities of Apple, including Apple ADSs (whether by voting power or number of shares), (iii) takeover offer, tender offer or exchange offer that, if consummated, would result in such Person or Group beneficially owning 20% or more of the outstanding voting or equity securities of Apple, including Apple ADSs (whether by voting power or number of shares), or (iv) merger, consolidation, share exchange, scheme of arrangement, business combination, joint venture, reorganization, recapitalization, liquidation, dissolution or similar transaction or series of related transactions involving Apple or any of its Subsidiaries pursuant to which persons other than the shareholders of Apple immediately preceding such transaction would hold 20% or more of the voting or equity securities in Apple (including Apple ADSs) or, as applicable, in such surviving, resulting or ultimate parent entity as a result of such transaction (in each case whether by voting power or number of shares).

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto.

“AI Technology” means any technology system related to deep learning, machine learning, automated decision-making, or artificial intelligence, including any and all software or systems that make use of or employ neural networks, statistical learning algorithms (like linear and logistic regression, support vector machines, random forests, k-means clustering), transformers, large language models, or reinforcement learning.

“Anti-Social Group” means an organized crime group or a member of an organized crime group.

“Anti-Social Relationship” means in relation to a Person: (a) an Anti-Social Group controls its management; (b) an Anti-Social Group is substantively involved in its management; or (c) is involved in the provision of funds to an Anti-Social Group.

“Apple ADS” means an American depositary share representing, as of the date hereof, a beneficial ownership interest in 10 Apple Ordinary Shares on deposit with the Depositary (or a Depositary Custodian under the Deposit Agreement), subject to the terms and conditions of the Deposit Agreement.

“Apple Balance Sheet” means the unaudited consolidated balance sheet of Apple and its Subsidiaries as of June 30, 2023, and the footnotes to such consolidated balance sheet, in each case set forth in Apple’s report on Form 10-Q for the fiscal quarter ended June 30, 2023.

A-1

“Apple Deferred Shares” means Apple’s deferred shares with a nominal value of £4.89687.

“Apple Disclosure Schedule” means the Apple Disclosure Schedule delivered to Purchaser on the date of this Agreement.

“Apple Employee Plan” means any (i) “employee benefit plan” as defined in Section 3(3) of ERISA, whether or not such plan is sponsored or maintained in the United States, (ii) compensation, employment (other than offer letters), consulting, severance, termination protection, change in control, transaction bonus, retention or similar plan, agreement, arrangement, program or policy or (iii) other plan, agreement, arrangement, program or policy providing for compensation, bonuses, profit-sharing, equity or equity-based compensation or other forms of incentive or deferred compensation, vacation benefits, insurance (including any self-insured arrangement), medical, dental, vision, prescription or fringe benefits, life insurance, relocation or expatriate benefits, perquisites, disability or sick leave benefits, employee assistance program, workers’ compensation, supplemental unemployment benefits or post-employment or retirement benefits (including compensation, pension, health, medical or insurance benefits), in each case whether or not written (A) that is sponsored, maintained, administered, contributed to or entered into by Apple or any of its Subsidiaries for the current or future benefit of any director, officer, employee, worker or individual consultant (including any former director, officer, employee, worker or individual consultant) of Apple or any of its Subsidiaries or (B) for which Apple or any of its Subsidiaries has or could have any direct or indirect liability and, in each case, other than any arrangement sponsored or maintained by a Governmental Authority, to which contributions are required by Applicable Law.

“Apple ESPP” means the Apple 2018 Employee Share Purchase Plan.

“Apple GM” means the general meeting of the Apple Shareholders (and any adjournment or postponement thereof) to be convened in connection with the Scheme of Arrangement and the Transaction in order to consider and, if thought fit, approve the Apple Shareholder Resolution, expected to be held as soon as the preceding Scheme Meeting shall have been concluded (it being understood that if the Scheme Meeting is adjourned or postponed, the Apple GM shall be correspondingly adjourned or postponed).

“Apple Intellectual Property” means the Intellectual Property Rights owned, exclusively licensed or otherwise controlled by Apple or its Subsidiaries or purported to be owned, exclusively licensed or otherwise controlled by Apple or its Subsidiaries.

“Apple Non-Voting Ordinary Shares” means Apple’s non-voting ordinary shares, each with a nominal value of £0.10 per share, validly issued and outstanding and fully paid (which, for the avoidance of doubt, shall include the Apple Non-Voting Ordinary Shares in the capital of Apple held by the Depositary (or a Depositary Custodian) under the Deposit Agreement and underlying the Apple ADSs).

“Apple Ordinary Shares” means Apple Non-Voting Ordinary Shares and Apple Voting Ordinary Shares.

“Apple Product” means each product or product candidate that is being researched, tested, developed, commercialized, manufactured, sold or distributed by or on behalf of Apple or any of its Subsidiaries.

“Apple PSUs” means restricted share units relating to Apple Ordinary Shares or Apple ADSs granted under the Apple Stock Plans or otherwise, subject to performance-based vesting.

“Apple RSUs” means restricted share units relating to Apple Ordinary Shares or Apple ADSs granted under the Apple Stock Plans or otherwise, subject solely to time-based vesting.

“Apple Share Option” means any option to acquire Apple Ordinary Shares or Apple ADSs granted under the Apple Stock Plans or otherwise.

A-2

“Apple Shareholder” means a holder of Apple Ordinary Shares from time to time (being, for the avoidance of doubt, a registered holder of Apple Ordinary Shares as shown from time to time on Apple’s register of members).

“Apple Shareholder Approvals” means (i) the approval of the Scheme of Arrangement by a majority in number representing not less than 75 per cent in value of the members or class of members (as the case may be) present and voting either in person or by proxy at the Scheme Meeting and (ii) the passing of the Apple Shareholder Resolution by members representing not less than 50 per cent of the total voting rights of eligible members present and voting either in person or by proxy at the Apple GM.

“Apple Shareholder Meetings” means the Scheme Meeting and the Apple GM.

“Apple Shareholder Resolution” means the special resolution to amend the Apple Organizational Documents and approve such other matters as may be necessary to facilitate the implementation of the Transaction and/or the Scheme of Arrangement, substantially in the form set out in Annex C with or subject to any modification or addition which Purchaser and Apple may mutually agree.

“Apple Stock Plans” means any Apple Employee Plan providing for equity or equity-based compensation, including the 2016 Employee Share Option Plan with Non-Employee Sub Plan and US Sub-Plan, 2018 Share Option and Incentive Plan and 2020 Inducement Equity Plan.

“Apple Voting Ordinary Shares” means Apple’s voting ordinary shares, with a nominal value of £0.10 per share, validly issued and outstanding and fully paid (which, for the avoidance of doubt, shall include the Apple Voting Ordinary Shares in the capital of Apple held by the Depositary (or a Depositary Custodian) under the Deposit Agreement and underlying the Apple ADSs).

“Applicable Law(s)” means, with respect to any Person, any federal, state, foreign national or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, executive order, Order or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority that is binding on or applicable to such Person, as the same may be amended from time to time unless expressly specified otherwise in this Agreement. References to “Applicable Law” or “Applicable Laws” shall be deemed to include the FDCA, the PHSA, the Bribery Legislation, the Sanctions Laws, the Regulatory Laws and, in each case, the rules, regulations and administrative policies of or promulgated thereunder.

“Balance Sheet Date” means June 30, 2023.

“Bribery Legislation” means all Applicable Laws relating to the prevention of bribery (governmental or commercial), corruption and money laundering, including the FCPA, the Organization For Economic Co-operation and Development Convention on Combating Bribery of Foreign Public Officials in International Business Transactions and related implementing legislation, the United Kingdom Bribery Act 2010 and the United Kingdom Proceeds of Crime Act 2002.

“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York, Tokyo, Japan and London, United Kingdom are authorized or required by Applicable Law to close.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Companies Act” means the United Kingdom Companies Act 2006 and any statutory instruments made under it, and every statutory modification or re-enactment thereof for the time being in force.

“Confidentiality Agreement” means the Confidentiality Agreement, dated as of May 31, 2023, by and between the Purchaser and Apple.

A-3

“Consent” means any consent, approval, waiver, license, permit, variance, certificate, registration, exemption, franchise, clearance, authorization, acknowledgment, Order or other confirmation.

“Contract” means any contract, agreement, obligation, understanding or instrument, lease, license, concession, franchise, note, option, bond, mortgage, indenture, trust document, loan, insurance policy or other legally binding commitment or undertaking of any nature.

“Court” means the High Court of Justice of England and Wales.

“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions or mutations thereof (including any subsequent waves or outbreaks thereof).

“Credit Agreement” means that certain Senior Term Facilities Agreement, dated May 24, 2019, among Apple, the entities listed as original guarantors therein, MidCap Financial (Ireland) Limited, and the additional lenders party thereto from time to time, as amended and restated on January 30, 2023.

“CTA 2010” means the Corporation Tax Act 2010.

“Deposit Agreement” means the deposit agreement dated as of November 2, 2018 by and among Apple, the Depositary and all holders and beneficial owners of the Apple ADSs issued thereunder, as amended March 10, 2023 (as such agreement is further amended, modified or supplemented from time to time).

“Depositary” means Citibank, N.A., or such other entity as may from time to time act as the “Depositary” (as such term is defined in the Deposit Agreement).

“Depositary Shares” means those Scheme Shares in respect of which the registered holder (as shown in the register of members of Apple) is the Depositary or a Depositary Custodian holding those Scheme Shares for the Depositary in accordance with the Deposit Agreement.

“Environmental Law” means any Applicable Law or regulation (a) regulating or relating to (i) the protection, preservation or restoration of the environment (including air, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource) or the health of persons, including protection of the health and safety of employees (as such relates to exposure to Hazardous Substances) or (ii) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, Release or disposal of Hazardous Substances or (b) imposing liability or responsibility with respect to any of the foregoing, including the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. § 9601 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. § 6901 et seq.), or any other law of similar effect.

“Environmental Permits” means all permits, licenses, franchises, variances, exemptions, orders, certificates, approvals and other similar authorizations of Governmental Authorities required by Environmental Law of Apple or any of its Subsidiaries for the operation of its respective businesses.

“Equity Securities” means, with respect to any Person, (i) any shares in the share capital or other equity securities of, or other membership, partnership or other ownership interest in, such Person or any of its Subsidiaries, including American depositary shares, (ii) any securities of such Person convertible into or exchangeable for shares in the share capital or other equity securities of, or other membership, partnership or other ownership interests in, such Person or any of its Subsidiaries, (iii) any warrants, calls, options or other rights to acquire from such Person, or other obligations of such Person to issue, any share capital or other equity securities of, or other membership, partnership or other ownership interests in, or securities convertible into or exchangeable for share capital or other equity securities of, or other membership, partnership or other ownership interests in, such Person or any of its Subsidiaries, or (iv) any restricted shares, stock appreciation rights,

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performance units, contingent value rights, “phantom” stock or similar securities or rights issued by or with the approval of such Person that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any share capital or other equity securities of, other membership, partnership or other ownership interests in, such Person or any of its Subsidiaries.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means, with respect to any entity, any other entity that is, or at any applicable time was, a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes such entity.

“Executive Directors” means those individuals set forth on Section 6.01(b)(vi) of the Apple Disclosure Schedule.

“FCA” means the United Kingdom Financial Conduct Authority.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“Filing” means any registration, petition, statement, application, schedule, form, declaration, notice, notification, report, submission or other filing.

“FRC” means the United Kingdom Financial Reporting Council.

“GAAP” means United States generally accepted accounting principles.

“Governmental Authority” means any national, transnational, domestic or foreign federal, state or local governmental, regulatory or administrative authority (including any data protection authority), department, court, agency, commission or official, including any political subdivision thereof, or any governmental self-regulatory agency, commission or authority and any arbitral tribunal (whether private or public).

“Group” means a “group” as defined in Section 13(d) of the 1934 Act.

“Hazardous Substance” means any substance, material or waste that is listed, defined, designated or classified or that is otherwise regulated by any Governmental Authority with jurisdiction over the environment as hazardous, toxic, radioactive, dangerous, harmful or a “pollutant” or “contaminant” or words of similar meaning under any Environmental Law, including petroleum or any derivative or byproduct thereof, radon, radioactive material, asbestos or asbestos-containing material, urea formaldehyde foam insulation or polychlorinated biphenyls.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

“Indebtedness” means, with respect to any Person, (a) all obligations for borrowed money, whether current, short-term or long-term and whether secured or unsecured; (b) all obligations evidenced by bonds, debentures, notes or similar instruments, including any liability in respect of mandatorily redeemable or purchasable capital stock or securities convertible into capital stock; (c) all indebtedness of others secured by any Lien on owned or acquired property, whether or not the indebtedness secured thereby has been assumed; (d) all finance and capital lease obligations and all synthetic lease obligation; (e) all obligations, contingent or otherwise, of such Person as an account party in respect of financial guaranties, letters of credit, letters of guaranty, surety bonds and other similar instruments whether or not drawn; (f) all obligations under securitization transactions; (g) all obligations representing the deferred and unpaid purchase price of property (other than trade payables incurred in the ordinary course of business); (h) all obligations, contingent or otherwise, in respect of bankers’ acceptances,

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whether or not drawn; (i) net cash payment obligations of such Person under swaps, options, derivatives and other hedging agreements or arrangements that will be payable upon termination thereof (assuming they were terminated on the date of determination); and (i) guarantees in respect of Indebtedness described in clauses (a) through (i), including guarantees of another person’s Indebtedness or any obligation of another person which is secured by assets of Apple or any of its Subsidiaries.

“Intellectual Property Rights” means all intellectual property rights including: (i) patents, patent applications, statutory invention registrations, registered designs, and similar or equivalent rights in inventions (“Patents”); (ii) trademarks, service marks, trade dress, trade names, logos, and other designations or indicia of origin (“Marks”); (iii) domain names, uniform resource locators, social media handles, and other names, identifiers, and locators associated with Internet addresses, sites, and services (“Internet Properties”); (iv) copyrights and any other equivalent rights in works of authorship (whether or not registerable, including rights in software as a work of authorship) (“Copyrights”); (v) trade secrets and industrial secret rights in confidential or proprietary business or technical information, including know-how, formulations, formulae, technical, research, clinical and other data, in each case, that derives independent economic value, whether actual or potential, from not being known to other Persons (“Trade Secrets”); and (vi) other similar or equivalent rights anywhere in the world. For clarity, (i), (ii), (iv) and (vi) shall include (x) all rights received under any license or other arrangement with respect to the foregoing, (y) all rights or causes of action for infringement or misappropriation (past, present or future) of any of the foregoing, and (z) all rights to apply for or register any of the foregoing rights.

“Intervening Event” means any material Effect with respect to Apple and its Subsidiaries that (a) was not known to, or reasonably foreseeable by, the Apple Board as of the date hereof, and (b) does not relate to (u) any Acquisition Proposal or any matter related thereto or consequence thereof, (v) any change in the market price or trading volume of the Apple ADSs or any other securities of Apple, any change in credit rating of Apple or the fact that Apple meets or exceeds (or does not meet or exceed) internal or published budgets, projections, forecasts or predictions of financial performance for any period (it being understood that the facts or occurrences giving rise or contributing to such changes may be taken into account to the extent not otherwise excluded), or (w) any changes relating to Purchaser or its affiliates.

“Key Employee” means the individuals set forth in Section 1.01(a) of the Apple Disclosure Schedule.

“knowledge” means, with respect to Apple, the knowledge of those individuals set forth in Section 1.01(b) of the Apple Disclosure Schedule, in each case, after reasonable inquiry, including inquiry to all individuals reporting (directly or indirectly) to such individual, above the level of vice president with primary responsibility for the relevant matter.

“Libmeldy” means Autologus CD34+ cells encoding ARSA gene.

“Licensed Intellectual Property” means any and all Intellectual Property Rights owned by a Third Party and licensed (including sublicensed) or otherwise granted to Apple or any of its Subsidiaries.

“Lien” means, with respect to any share, security, property or asset (as applicable), any mortgage, lien, pledge, charge, security interest, hypothecation, right of preemption, right of first refusal, contract for sale, easement, right of way, encroachment, occupancy right, license, community property interest or restriction of any nature or other encumbrance, whether voluntarily incurred or arising by operation of Applicable Law.

“Material Adverse Effect” means any event, change, effect, circumstance, fact, development or occurrence (an “Effect”) that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on (i) the business, properties, financial condition or results of operations of Apple and its Subsidiaries, taken as a whole or (ii) the ability of Apple to consummate the Transaction prior to the End Date or otherwise comply with the terms of this Agreement; provided, however, that, solely with respect to clause (i) of

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this definition of “Material Adverse Effect”, no Effect to the extent resulting from, arising out of, or relating to any of the following (alone or in combination) shall be deemed to constitute a Material Adverse Effect or shall be taken into account in determining whether there has been or would reasonably be expected to be a Material Adverse Effect: (i) any changes in general United States or global economic conditions or other general business, financial or market conditions, (ii) any changes in conditions generally affecting the industry in which Apple or any of its Subsidiaries operate, (iii) fluctuations in the value of any currency, interest rates or foreign exchange rates, (iv) any decline, in and of itself, in the market price or trading volume of the Apple ADSs (provided, that any Effects giving rise to or contributing to such decline that are not otherwise excluded from the definition of Material Adverse Effect may be taken into account in determining whether there has been, or would reasonably be expected to be, a Material Adverse Effect), (v) regulatory, legislative or political conditions or conditions in securities, credit, financial, debt or other capital markets, in each case in the United States or any foreign country, (vi) any failure, in and of itself, by Apple or any of its Subsidiaries to meet any internal or published projections, forecasts, estimates or predictions, revenues, earnings or other financial or operating metrics for any period (provided, that any Effects giving rise to or contributing to such failure that are not otherwise excluded from the definition of Material Adverse Effect may be taken into account in determining whether there has been, or would reasonably be expected to be, a Material Adverse Effect), (vii) the execution and delivery of this Agreement, the public announcement or the pendency of this Agreement or the pendency or consummation of the transactions contemplated by this Agreement (including the Transaction), the taking of any action (or an omission) required by this Agreement (other than, to the extent not excluded by another clause of this definition, Apple’s compliance with its obligations pursuant to Section 6.01), or the identity of, or any facts or circumstances relating to, Purchaser or any of its Subsidiaries or Affiliates, including the impact of any of the foregoing on the relationships, contractual or otherwise, of Apple or any of its Subsidiaries with Governmental Authorities, customers, suppliers, vendors, lenders, partners, licensors, licensees, patients, payors, officers, employees, investors or other material business relations (provided, that this clause (vii) shall not apply with respect to any representation or warranty that addresses the consequences of the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated by this Agreement (including the representations and warranties in Section 4.01, Section 4.03 and Section 4.04) or with respect to the condition to Closing contained in Section 9.02(b), to the extent it relates to such representations and warranties), (viii) changes in any Applicable Law (or authoritative interpretations thereof) after the date hereof, (ix) any changes in applicable accounting regulations or principles, including GAAP (or authoritative interpretations thereof) after the date hereof, (x) geopolitical conditions, the outbreak or escalation of hostilities, civil or political unrest, any acts of war (whether or not declared), sabotage, cyberattack or terrorism, or any escalation or worsening of the foregoing, (xi) any epidemic, pandemic (including COVID-19), any hurricane, earthquake, flood, calamity or other natural disasters, acts of God or any change resulting from weather conditions (or any escalation or worsening of any of the foregoing), (xii) any claims, actions, suits or proceedings arising from allegations of a breach of fiduciary duty or violation of securities laws, in each case relating to this Agreement or the transactions contemplated hereby (including the Transaction), (xiii) with respect to any Apple Product (A) any rejection or refusal of, any request to refile or any delay in obtaining or submitting any regulatory application or filing, (B) the decision by any Governmental Authority to seek scientific or other advice from external advisors, experts or other parties prior to making a regulatory decision, including a decision to take, delay or withhold an action, and the result of any such consultation, including but not limited to the decision to convene an advisory committee meeting or hearing and the result of any such meeting or hearing, (C) any nonclinical, pre-clinical or clinical studies, tests or results or announcements thereof, including any delays in commencing or completing such studies or tests, (D) any decision, delay or action by any Governmental Authority (or other payor) with respect to pricing and/or reimbursement, (E) any delay, hold or termination of any clinical trial or any delay, hold or termination of any planned application for marketing approval or (F) any increased incidence or severity of any previously identified side effects, adverse effects, adverse events or safety observations or reports of new side effects, adverse effects, adverse events or safety observations, in each of (A) – (F), solely to the extent not resulting from or arising out of any wrongdoing, fraud or intentional misconduct or misrepresentation, any violation of any Applicable Law, or any negligent or reckless actions or omissions of Apple or its Representatives, or (xiv) any actual or potential sequester, stoppage, shutdown, default or similar event or occurrence by or involving any Governmental Authority affecting a national or federal government as a whole,

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except that the matters referred to in clauses (i), (ii), (iii), (v), (viii), (ix), (x) or (xi) may be taken into account (to the extent not excluded by another clause of this definition) to the extent that the impact of any such Effect on Apple and its Subsidiaries, taken as a whole, is materially disproportionately adverse relative to the impact of such Effect on companies operating in the industry in which Apple and its Subsidiaries operate, in which case only the incremental disproportionate impact or impacts may be taken into account in determining whether or not there has been a Material Adverse Effect.

“Nominee” means Kyowa Kirin International plc or any other direct or indirect subsidiary of the Purchaser.

“Order” means any order, writ, decree, judgment, award, injunction, ruling, settlement or stipulation issued, promulgated, made, rendered or entered into by or with any Governmental Authority (in each case, whether temporary, preliminary or permanent).

“PBGC” means the Pension Benefit Guaranty Corporation.

“Permitted Lien” means (i) any Liens for utilities or Taxes (A) not yet due and payable or (B) which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been established in accordance with GAAP, (ii) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other similar Liens arising by operation of Applicable Law in the ordinary course of business for amounts not yet delinquent, (iii) pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation, in each case in the ordinary course of business, (iv) easements, rights-of-way, covenants, restrictions and other encumbrances incurred in the ordinary course of business that do not materially detract from the value or the use of the property subject thereto, (v) statutory landlords’ liens and liens granted to landlords under any lease, (vi) any purchase money security interests, equipment leases or similar financing arrangements or (vii) any Liens which are disclosed on the Apple Balance Sheet (in the case of Liens applicable to Apple or any of its Subsidiaries) or the notes thereto or in Section 1.01(c) of the Apple Disclosure Schedule.

“Person” means any individual, corporation, partnership, limited liability partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality of such government or political subdivision (in each case whether or not having separate legal personality).

“Personal Data” means any information defined as “personal data,” “personally identifiable information,” “personal information,” or “protected health information” under any Applicable Law, including any Privacy Legal Requirement or Privacy Commitment including, as applicable, name, physical address, telephone number, email address, financial account number, passwords or PINs, device identifier or unique identification number, government-issued identifier (including social security number and driver’s license number), medical, health or insurance information, gender, date of birth, educational or employment information, religious or political views or affiliations and marital or other status (to the extent any of these data elements can reasonably be associated with an individual natural person or household, or is linked to any such data element that can reasonably be associated with an individual natural person or household).

“Privacy Commitments” means (a) any contractual obligation to third parties with respect to Personal Data, and (b) any legally binding commitment (including any legally binding privacy policy) with respect to collection, processing, maintenance or transfer of Personal Data.

“Privacy Legal Requirement” means all Applicable Laws that pertain to the privacy or the processing of Personal Data, including in each case where applicable the U.S. Health Insurance Portability and Accountability Act, the California Consumer Privacy Act, U.S. state data security laws and regulations, all U.S. state data breach notification laws, consumer privacy laws and biometric privacy laws, the EU General Data Protection Regulation 2016/679/EU of April 27, 2016 and all corresponding member state legislation, the EU ePrivacy Directive 2002/58/EC of 12 July 2002 concerning the processing of personal data and the protection of privacy in the

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electronic communications sector as amended by Directive 2006/24/EC and Directive 2009/136/EC and the related implementing legislation of the EU Member States, the United Kingdom’s Data Protection Act 2018 and the UK GDPR as defined in section 3(10) and section 205(4) of the Data Protection Act 2018, the United Kingdom’s Privacy and Electronic Communications Regulations 2003, United Kingdom’s Investigatory Powers Act 2016 and the Investigatory Powers (Interception by Businesses etc. for Monitoring and Record-keeping Purposes) Regulations 2018, and Section 5 of the Federal Trade Commission Act as it applies to the receipt, access, use, disclosure, and security of Personal Data.

“Proceedings” means all actions, suits, claims, complaints, hearings, arbitrations, litigations, mediations, audits, investigations, examinations or other similar proceedings, in each case, by or before any Governmental Authority.

“Purchaser Group” means Purchaser and other any direct or indirect Subdiaries of Purchaser from time to time.

“Purchaser Intellectual Property” means Intellectual Property Rights owned by, or licensed to, Purchaser or any of its Affiliates.

“Regulatory Law” shall mean the HSR Act, the Sherman Antitrust Act of 1890, the Clayton Antitrust Act of 1914, the Federal Trade Commission Act of 1914, in each case, as amended, and all other federal, state or foreign statutes, rules, regulations, orders, decrees, administrative and judicial doctrines, merger control, antitrust, foreign direct investment and other Applicable Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening competition through merger or acquisition.

“Release” means any spill, discharge, leaking, pouring, dumping, emptying, injection, deposit, disposal, dispersal, leaching or migration into or through the environment (including soil, ambient air, surface water, groundwater and surface or subsurface strata).

“Relevant Benefits” means any pension, lump sum, gratuity or other like benefit provided or to be provided in connection with past service, retirement, death, or any change in the nature of the service of any employee or officer.

“Representatives” means, with respect to any Person, its officers, directors, employees, investment bankers, attorneys, accountants, auditors, consultants and other agents, advisors and representatives.

“Sanctioned Country” means the Crimea region of Ukraine, the so-called Donetsk People’s Republic (DNR) and Luhansk People’s Republic (LNR) regions of Ukraine, Cuba, Iran, North Korea and Syria.

“Sanctioned Person” means any Person with whom dealings are restricted or prohibited under any Sanctions Laws, including but not limited to the Sanctions Laws of the United States, Japan, the United Kingdom, the European Union or its Member States, or the United Nations, including (i) any Person identified in any list of designated Persons maintained by (A) the United States Department of the Treasury’s Office of Foreign Assets Control or the United States Department of State (including but not limited to the Specially Designated Nationals and Blocked Persons List), (B) Japan, (C) His Majesty’s Treasury of the United Kingdom, (D) any committee of the United Nations Security Council or (E) the European Union or its Member States, (ii) any Person located, organized, or ordinarily resident in, organized in, or a Governmental Authority or government instrumentality of, any Sanctioned Country and (iii) any Person directly or indirectly 50% or more owned (or controlled, as applicable under Sanctions Laws) by, or acting for the benefit or on behalf of, a Person described in clause (i) or (ii).

“Sanctions Laws” means all Applicable Laws concerning economic or financial sanctions, including but not limited to embargoes, export, import, and other trade-related restrictions, the ability to make or receive

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international payments, the freezing or blocking of assets of targeted Persons, the ability to engage in transactions with specified Persons or countries or the ability to take an ownership interest in assets of specified Persons or located in a specified country, including any Applicable Laws threatening to impose economic sanctions on any person for engaging in proscribed behavior.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended.

“Scheme Meeting” means such meeting(s) (and any adjournment or postponement thereof) convened with the permission of the Court pursuant to section 896 of the Companies Act for the purpose of considering and, if thought fit, approving (with or without modification) the Scheme of Arrangement.

“Scheme of Arrangement” means the proposed scheme of arrangement of Apple to be made under Part 26 of the Companies Act to effect the Transaction pursuant to this Agreement, substantially in the form set out in Annex B, with or subject to any modification, addition or condition which (a) Purchaser and Apple mutually agree and which (if required) is approved by the Court or (b) is otherwise imposed by the Court and mutually acceptable to Purchaser and Apple each acting reasonably and in good faith, in each case in accordance with the Companies Act and this Agreement.

“Scheme Shareholders” means has the meaning set forth in the Scheme of Arrangement in Annex B.

“Scheme Shares” has the meaning set forth in the Scheme of Arrangement in Annex B.

“Scraped Dataset” means Training Data that was collected or generated using web scraping, web crawling or web harvesting software or any software, service, tool or technology that turns the unstructured data found on the web into machine readable, structured data that is ready for analysis.

“SEC” means the U.S. Securities and Exchange Commission.

“Senior Employee” means the individuals set forth in Section 1.01(d) of the Apple Disclosure Schedule.

“Subsidiary” means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are directly or indirectly owned by such Person.

“Superior Proposal” means any unsolicited, bona fide, written Acquisition Proposal made after the date of this Agreement by any Third Party (with all references to “20%” in the definition of Acquisition Proposal being deemed to be references to “50%”) that the Apple Board determines in good faith, after consultation with its financial advisors and outside legal counsel, and taking into account all the terms and conditions of the Acquisition Proposal that the Apple Board considers to be appropriate (including the identity of the Person(s) making the Acquisition Proposal and the expected timing and likelihood of consummation, conditions to consummation and availability of necessary financing (including, if a cash transaction (in whole or in part), the availability of such funds and the nature, terms and conditionality of any committed financing)) and any revisions to the terms of this Agreement irrevocably proposed in writing by Purchaser in respect of such Acquisition Proposal or otherwise, is (A) on terms that are more favorable from a financial point of view to Apple Shareholders than the Transaction and (B) reasonably capable of being completed on the terms proposed.

“Tax” means any and all forms of direct and indirect tax, and statutory, governmental, state, federal, provincial, local, government or municipal charges, duties, imposts, contributions, levies (including the Apprenticeship Levy), withholdings, liabilities, income, gross receipts, franchise, sales, use, net worth, goods and services, ad valorem, property, payroll, excise, severance, transfer, employment, social security, unemployment, license, disability, registration, estimated, alternative or add-on minimum, value added, stamp, occupation, premium, capital stock, capital gains, documentary, environmental or windfall or other profits taxes, and any

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other taxes, assessments, customs, tariffs, tolls or other similar charges and fees, in each case in the nature of a tax wherever chargeable and whether of the United Kingdom or any other jurisdiction (including, for the avoidance of doubt, employee and employer National Insurance contributions in the United Kingdom and corresponding obligations elsewhere) and imposed by any Governmental Authority, together with any interest, penalties, additions to tax, and any additional amounts, in each case, imposed with respect thereto, whether disputed or not.

“Tax Return” means any report, return, document, form, application, certificate, election, statement, declaration or other information filed with or supplied to, or required to be filed with or supplied to, any Taxing Authority with respect to Taxes, including information returns, claims for refunds, and any documents with respect to or accompanying payments of estimated Taxes, and including any schedules or attachments thereto and any amendments thereof.

“Taxing Authority” means any Governmental Authority that has the power to impose, assess, determine, administer or collect any Taxes.

“Termination Fee” means either the No-Vote Termination Fee or the Ordinary Termination Fee, as appropriate.

“Third Party” means any Person or Group, other than Apple, Purchaser or any of their respective Subsidiaries or Representatives.

“Training Data” means any data or databases, including any Scraped Datasets, processed or otherwise used to train, validate, test or otherwise improve an AI Technology.

“Treasury Regulations” means the U.S. Treasury Regulations promulgated under the Code.

“VAT” means (i) any tax charged or imposed pursuant to Council Directive 2006/112/EC or any national legislation implementing such Directive; and (ii) to the extent not included in (i), any value added tax imposed by the United Kingdom Value Added Tax Act 1994 and any related secondary legislation.

“Warrants” means the warrants to purchase Apple Ordinary Shares that were issued in connection with the Securities Purchase Agreement, dated March 6, 2023, among Apple and the other parties listed therein.

“Willful Breach” means a material breach of any covenant or agreement set forth in this Agreement that results from a deliberate act or failure to act by a party that knows, or would reasonably be expected to have known, that the taking of such act or failure to act would result in a material breach of any such covenant or agreement.

Terms Defined Elsewhere. Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
401(k) Termination Date	8.03(c)
Acceptable Confidentiality Agreement	6.02(b)
Agreement	Preamble
Ancillary Scheme Documentation	Section 3.01(a)(ii)
Apple	Preamble
Apple Adverse Recommendation Change	6.02(a)
Apple Approval Time	6.02(b)
Apple Board	Recitals
Apple Board Recommendation	4.02(b)
Apple Organizational Documents	4.01
Apple Payment Fund	2.01(b)

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Term	Section
Apple Permits	4.12
Apple Registered IP	4.19(a)
Apple Regulatory Agency	4.14(a)
Apple Regulatory Permits	4.14(a)
Apple SEC Documents	4.07(a)
Bankruptcy and Equity Exceptions	4.02(a)
Capitalization Date	4.05(a)
Cash Consideration	2.01(a)
Closing	1.02
Closing Date	1.02
Continuing Employees	8.03(a)
Court Documentation	3.01(a)(viii)
Court Order	1.03
CVR	2.01(a)
CVR Agreement	Recitals
Depositary Custodian	2.01(b)
Effect	Material Adverse Effect definition
Effective Time	1.03
EMA	Section 4.14(e)
End Date	10.01(b)(i)
Excluded Benefits	Section 8.03(a)
FDA	4.14(a)
FDCA	4.14(a)
Forms of Proxy	3.01(a)(ii)
In-the-Money Unvested Apple Share Option	2.02(c) 2.01(b)
In-the-Money Vested Apple Share Option	Section 2.02(c) Section 2.01(d)
Indemnified Party	7.01(b)
Labor Agreement	4.15(a)(iii)
Leases	4.21
Material Contract	4.15(a)
Material Supplier	4.27
Maximum Amount	7.01(c)
Nasdaq	4.03
New Plans	8.03(b)
No-Vote Termination Fee	Section 10.03(a)(iii)
Non-U.S. Plan	4.17(j)
Old Plans	8.03(b)
Ordinary Termination Fee	10.03(a)(ii)
Other Required Filing	3.01(a)(iii)
Parties	Preamble
Paying Agent	2.01(b)
Payoff Letter	Section 8.08
Per ADS Cash Consideration	2.01(a)
Per ADS CVR	2.01(a)

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Term	Section
Per ADS Transaction Consideration	2.01(a)
PHSA	4.14(a)
Proxy Statement	3.01(a)(i)
Protected Data	Section 4.20(c)
Purchaser	Preamble
Purchaser Board	Recitals
Purchaser Organizational Documents	Section 5.04
Real Properties	4.21
Regulation S-K	4.07(g)
Relevant Participant	Section 2.02(i)
Retention Award	Section 8.03(h)
Retention Pool	Section 8.03(h)
Rights Agent	Recitals
Scheme Document Annex	3.01(a)(i)
Second Request	8.02(c)
Senior Counsel	3.01(a)(x)
Tail Coverage	Section 7.01(c)
Takeover Code	Section 4.26
Transaction	Recitals
Transaction Consideration	2.01(a)
Transaction Documentation	Section 3.01(a)(iv)
Transaction Litigation	6.03
Transfer Taxes	11.04
Transition Award	Section 2.02(i)
Transitional Cash Plan	Section 2.02(i)
Unvested Apple PSU	Section 2.02(g)
Unvested Apple RSU	Section 2.02(f)
Unvested Awards	Section 2.02(i)
Unvested Cash Consideration	Section 2.02(j)
Unvested CVR Consideration	Section 2.02(j)

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Annex B

FORM OF SCHEME OF ARRANGEMENT

(see attached)

Annex B

FORM OF SCHEME OF ARRANGEMENT

IN THE HIGH COURT OF JUSTICE	CR - [2023] - [●]

BUSINESS AND PROPERTY COURTS

OF ENGLAND AND WALES

COMPANIES COURT (ChD)

IN THE MATTER OF ORCHARD THERAPEUTICS PLC

and

IN THE MATTER OF THE COMPANIES ACT 2006

SCHEME OF ARRANGEMENT

(under Part 26 of the Companies Act 2006)

between

ORCHARD THERAPEUTICS PLC

and

THE SCHEME SHAREHOLDERS

(as hereinafter defined)

(A)	In this Scheme, unless inconsistent with the subject or context, the following expressions shall have the following meanings:

“Acquisition” means the proposed acquisition by Purchaser and/or one or more of its Nominees of the entire issued and to be issued share capital of the Company;

“Applicable Law” means, with respect to any person, any federal, state, foreign, national or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, executive order, Order or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority that is binding on or applicable to such person, as the same may be amended from time to time;

“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York, Tokyo, Japan and London, United Kingdom are authorized or required by Applicable Law to close;

“Cash Consideration” has the meaning given to it in paragraph 2.1.1;

“certificated” or “in certificated form” means a share or security of the Company which is not in uncertificated form;

“Companies Act” means the Companies Act 2006 and any statutory instruments made under it, and every statutory modification or re-enactment thereof for the time being in force;

“Company” means Orchard Therapeutics plc, a public limited company incorporated in England and Wales with registered number 11494381;

“Company ADS” means an American depositary share representing, as of the date hereof, a beneficial ownership interest in 10 Company Ordinary Shares on deposit with the Depositary (or a Depositary Custodian under the Deposit Agreement), subject to the terms and conditions of the Deposit Agreement;

“Company Employee Plan” means any (i) “employee benefit plan” as defined in Section 3(3) of ERISA, whether or not such plan is sponsored or maintained in the United States, (ii) compensation, employment (other than offer letters), consulting, severance, termination protection, change in control, transaction bonus, retention or similar plan, agreement, arrangement, program or policy or (iii) other plan, agreement, arrangement, program or policy providing for compensation, bonuses, profit-sharing, equity or equity-based compensation or other forms of incentive or deferred compensation, vacation benefits, insurance (including any self-insured arrangement), medical, dental, vision, prescription or fringe benefits, life insurance, relocation or expatriate benefits, perquisites, disability or sick leave benefits, employee assistance program, workers’ compensation, supplemental unemployment benefits or post employment or retirement benefits (including compensation, pension, health, medical or insurance benefits), in each case whether or not written (A) that is sponsored, maintained, administered, contributed to or entered into by the Company or any of its Subsidiaries for the current or future benefit of any director, officer, employee, worker or individual consultant (including any former director, officer, employee, worker or individual consultant) of the Company or any of its Subsidiaries or (B) for which the Company or any of its Subsidiaries has or could have any direct or indirect liability and, in each case, other than any arrangement sponsored or maintained by a Governmental Authority, to which contributions are required by Applicable Law.

“Company Non-Voting Ordinary Shares” means the Company’s non-voting ordinary shares, each with a nominal value of £0.10 per share, validly issued and outstanding and fully paid (which, for the avoidance of doubt, shall include the Company Non-Voting Ordinary Shares in the capital of the Company held by the Depositary (or a Depositary Custodian) (if any) under the Deposit Agreement and underlying the Company ADSs);

“Company Ordinary Shares” means Company Non-Voting Ordinary Shares and Company Voting Ordinary Shares;

“Company RSUs” means any restricted share units relating to Company Ordinary Shares or Company ADSs outstanding under the Company Stock Plans (including, for the avoidance of doubt, restricted share units subject to time-based vesting and performance-based vesting;

“Company Share Options” means any option to acquire Company Ordinary Shares or Company ADSs outstanding under the Company Stock Plans or otherwise;

“Company Stock Plans” means any Company Employee Plan providing for equity or equity-based compensation, including the 2016 Employee Share Option Plan with Non-Employee Sub Plan and US Sub-Plan, 2018 Share Option and Incentive Plan and 2020 Inducement Equity Plan and forms of award agreements thereunder, in each case, as amended from time to time;

“Company Voting Ordinary Shares” means the Company’s voting ordinary shares, with a nominal value of £0.10 per share, validly issued and outstanding and fully paid (which, for the avoidance of doubt, shall include the Company Voting Ordinary Shares in the capital of the Company held by the Depositary (or a Depositary Custodian) under the Deposit Agreement and underlying the Company ADSs);

“Court” means the High Court of Justice of England and Wales;

“Court Order” means the order of the Court sanctioning this Scheme under section 899 of the Companies Act;

“CREST” means the system for the paperless settlement of trades in securities and the holding of uncertificated securities operated by Euroclear in accordance with the Relevant System of which Euroclear is the “Operator” (as such term is defined in the Regulations);

“CVR” means one (1) contractual contingent value right per Scheme Share which shall represent the right to receive a contingent payment, upon the terms and subject to the conditions of the CVR Agreement;

“CVR Agreement” means the contingent value rights agreement entered into between Purchaser and [●];

“CVR Event” means the granting of regulatory approval by the U.S. Food and Drug Administration (FDA) for the commercial marketing and sale of OTL-200 in the United States of America for the treatment or prevention of metachromatic leukodystrophy (MLD), which includes as an intended patient population (for clarity, in addition to any other patient cohorts, if any) both (i) children (or pediatric patients) with late infantile forms of MLD, and (ii) children (or pediatric patients) with early juvenile forms of MLD, in each case that are pre-symptomatic or without clinical manifestations of the disease (and for the avoidance of doubt, this regulatory approval will be determined without regard to any post-approval requirements, including without limitation any post-approval confirmatory study requirements or implementation of any risk evaluation and mitigation strategy (REMs) requirement) on or before 11:59 p.m. U.S. Eastern Time on December 31, 2024;

“CVR Holder” means a person who is for the time being entered in the register of members as a holder of CVRs and “CVR Holders” shall be construed accordingly;

“Deposit Agreement” means the deposit agreement dated as of November 2, 2018 by and among the Company, the Depositary and all holders and beneficial owners of the Company ADSs issued thereunder, as amended March 10, 2023 (as such agreement is further amended, modified or supplemented from time to time);

“Depositary” means Citibank, N.A., or such other entity as may from time to time act as the “Depositary” (as such term is defined in the Deposit Agreement);

“Depositary Custodian” means, to the extent that the Depositary Shareholder is not itself the registered holder of the relevant Scheme Shares that are represented by Company ADSs, whichever nominee, custodian or other entity is the Scheme Shareholder in respect of such Scheme Shares;

“Depositary Shareholder” has the meaning given to it in paragraph 6.1;

“Depositary Shares” means those Scheme Shares in respect of which the registered holder (as shown in the register of Members of the Company) is the Depositary or a Depositary Custodian holding those Scheme Shares for the Depositary in accordance with the Deposit Agreement;

“Effective Date” means the date on which this Scheme becomes effective in accordance with paragraph 9.1;

“Effective Time” means the time on the Effective Date at which this Scheme becomes effective in accordance with paragraph 9.1;

“ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as amended;

“Euroclear” means Euroclear UK & International Limited, incorporated in England and Wales with registered number 02878738;

“Excluded Shares” means:

(i)	any Company Ordinary Shares which are registered in the name of or beneficially owned by Purchaser or by any member of the Purchaser Group or by any of their respective nominees; and

(ii)	any Company Ordinary Shares held in treasury;

“Governmental Authority” means any national, transnational, domestic or foreign federal, state or local governmental, regulatory or administrative authority (including any data protection authority), department, court, agency, commission or official, including any political subdivision thereof, or any non-governmental self-regulatory agency, commission or authority and any arbitral tribunal (whether private or public);

“holder” means a registered holder and includes any person(s) entitled by transmission;

“Latest Practicable Date” means close of business on [●] 2023, being the latest practicable date prior to the date of this Scheme;

“Lien” means, with respect to any Scheme Share, any mortgage, lien, pledge, charge, security interest, hypothecation, right of pre-emption, right of first refusal, contract for sale, easement, right of way, encroachment, occupancy right, license, community property interest or restriction of any nature or other encumbrance, whether voluntarily incurred or arising by operation of Applicable Law; “Member” means a member of the Company on the register of members on any relevant date;

“Nominee” means Kyowa Kirin International plc or any other director or indirect subsidiary of Purchaser and “Nominees” shall be construed accordingly;

“Order” means any order, writ, decree, judgment, award, injunction, ruling, settlement or stipulation issued, promulgated, made, rendered or entered into by or with any Governmental Authority (in each case, whether temporary, preliminary or permanent);

“person” means any individual, corporation, partnership, limited liability partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality of such government or political subdivision (in each case whether or not having separate legal personality);

“Purchaser” means [●];

“Regulations” means the Uncertificated Securities Regulations 2001 (SI 2001 No. 3755), as amended from time to time;

“Relevant System” means any computer-based system, and procedures, which enable title to units of a share or security to be evidenced and transferred without a written instrument, and which facilitate supplementary and incidental matters in accordance with the Regulations;

“Residual Shares” means the Scheme Shares excluding the Depositary Shares;

“Rights Agent” means [●];

“Scheme” means this scheme of arrangement in its present form or with or subject to any modification, addition or condition (i) as may be mutually agreed between the Company and Purchaser and which (if required) is approved by the Court, or (ii) which is otherwise imposed by the Court and mutually acceptable to the Company and Purchaser, each acting reasonably and in good faith, in each case in accordance with the Companies Act;

“Scheme Record Time” means [6:00 p.m.] (London time) [on the Business Day immediately prior to the Effective Date;]

“Scheme Shareholders” means the holders of Scheme Shares whose names appear in the register of Members of the Company at the Scheme Record Time;

“Scheme Shares” means the Company Ordinary Shares:

(i)	in issue at the date of this document;

(ii)	(if any) issued after the date of this document and prior to the Voting Record Time; and

(iii)

(if any) issued at or after the Voting Record Time and prior to the Scheme Record Time, either on terms that the original or any subsequent holders thereof shall be bound by this Scheme or in respect of which the holders thereof shall have agreed in writing to be bound by this Scheme;

in each case, remaining in issue at the Scheme Record Time but excluding any Excluded Shares;

“Subsidiary” means with respect to any person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are directly or indirectly owned by such person (and a Subsidiary shall be considered a

“wholly owned Subsidiary” of a person as long as such person directly or indirectly owns all of the securities or other ownership interests (excluding any securities or other ownership interests held by an individual director or officer required to hold such securities or other ownership interests pursuant to Applicable Law) of such Subsidiary), and “Subsidiaries” shall be construed accordingly;

“Transaction Agreement” means the transaction agreement by and among Purchaser and the Company dated as of 5 October 2023, agreeing to certain matters in connection with the Acquisition and the matters contemplated by this Scheme, as it may be amended from time to time;

“Transaction Consideration” means the Cash Consideration plus one (1) CVR for each Scheme Share;

“uncertificated” or “in uncertificated form” means any share or other security of the Company in respect of which title is evidenced and transferred by means of a Relevant System; and

“Voting Record Time” means [6:00 p.m.] (London time) on the day which is two days (excluding non-working days) prior to the date of the Court Meeting and the General Meeting or, if the Court Meeting and/or the General Meeting is adjourned, [6:00 p.m.] on the day which is two days (excluding non-working days) before the day of such adjourned meeting(s).

(B)	“U.S. dollar” or “$” means the lawful currency of the United States of America.

(C)	“£” means the lawful currency of the United Kingdom.

(D)	References to paragraphs and sub-paragraphs are to paragraphs and sub-paragraphs of this Scheme.

(E)

As at the Latest Practicable Date, the issued share capital of the Company was [●] Company Ordinary Shares [consisting of [●] Company Non-Voting Ordinary Shares and [●] Company Voting Ordinary Shares], all of which are credited as fully paid up and [none] of which were held in treasury.

(F)

As at the Latest Practicable Date, there are outstanding and subsisting: (i) Company Share Options (for time-based awards, assuming a vesting level of 100%, and for performance-based awards, assuming achievement of relevant performance metrics at maximum levels) to acquire Company ADSs and/or Company Voting Ordinary Shares equivalent to [●] Company Voting Ordinary Shares in aggregate; (ii) Company RSUs (for time-based awards, assuming a vesting level of 100%, and for performance-based awards, assuming achievement of relevant performance metrics at maximum levels) equivalent to [●] Company Voting Ordinary Shares; [and (iii) additional Company ADSs and/or Company Voting Ordinary Shares reserved for issuance under the Company Stock Plans equivalent to [●] Company Voting Ordinary Shares in aggregate.]

(G)	As at the date of this Scheme, no Company Ordinary Shares or Company ADSs are registered in the name of or beneficially owned by Purchaser or any other member of the Purchaser Group.

(H)

Purchaser has agreed, in each case subject to the terms and conditions of the Transaction Agreement, to appear by counsel at the hearing to sanction this Scheme and to be bound by, and to undertake to the Court to be bound by, the terms of this Scheme and to execute and do, or procure to be executed and done, all such documents, acts and things as may be necessary or desirable to be executed or done by them for the purposes of giving effect to this Scheme.

(I)	References to times are to the time in London (United Kingdom).

SCHEME

1	Transfer of the Scheme Shares

1.1

Upon and with effect from the Effective Time, Purchaser (and/or one or more of its Nominees) shall, in accordance with paragraph 1.2, acquire all of the Scheme Shares fully paid, with full title guarantee, free from all Liens (other than transfer restrictions arising under applicable securities laws) and together with all rights at the Effective Time or thereafter attached or relating thereto, including voting rights (where applicable) and the right to receive and retain all dividends and other distributions (if any) and any other return of capital (whether by way of reduction of share capital or share premium account or otherwise) thereon.

1.2	For the purposes of such acquisition:

1.2.1	the Depositary Shares shall be transferred to Purchaser (and/or one or more of its Nominees) by means of a form (or forms) of transfer or other instrument(s) or instruction(s) of transfer;

1.2.2

the Residual Shares shall be transferred to Purchaser (and/or one or more of its Nominees) by means of a separate form (or forms) of transfer or other separate instrument (or instruments) or instruction (or instructions) of transfer; and

1.2.3

to give effect to such transfers, any person may be appointed by Purchaser (and/or one or more of its Nominees) as attorney or agent and shall be authorised as such attorney or agent on behalf of each of the Scheme Shareholders concerned to execute and deliver as transferor such form(s) of transfer or other instrument(s) or instruction(s) of transfer (whether as a deed or otherwise) of, or otherwise give any instruction(s) to transfer, the Scheme Shares and every form, instrument or instruction of transfer so executed or instruction so given shall be as effective as if it had been executed or given by the holder or holders of the Scheme Shares thereby transferred.

1.3	From the Effective Time and pending the transfer of the Scheme Shares pursuant to paragraphs 1.1 and 1.2, each Scheme Shareholder:

1.3.1	irrevocably appoints Purchaser (and/or its Nominee(s) and/or each of their agents and directors) as its attorney and/or agent:

1.3.1.1

to exercise or direct the exercise of (in place of and to the exclusion of the relevant Scheme Shareholder) any voting rights attached to the Scheme Shares and any or all other rights and privileges attaching to the Scheme Shares (including the right to requisition the convening of a general meeting of the Company or of any class of its shareholders); and

1.3.1.2

to sign on behalf of such Scheme Shareholder such documents, and to do such things, as may, in the opinion of Purchaser and/or its Nominee(s) and/or each of their respective agents and directors (in each case acting reasonably), be necessary or desirable in connection with the exercise of any voting rights and any or all rights and privileges attaching to such Scheme Shares (including, without limitation, any consent to short notice of a general or separate class meeting or form of proxy or forms of proxy in respect of such Scheme Shares appointing any person nominated by Purchaser and/or its Nominee(s) to attend general and separate class meetings of the Company);

1.3.2

authorises the Company and/or its agents to send to Purchaser and/or its Nominee(s) any notice, circular, warrant or other document or communication which may be required to be sent to them as a Member (including any share certificate(s) or other document(s) of title issued as a result of any conversion of their Scheme Shares into certificated form); and

1.3.3

agrees not to exercise any votes or any other rights attaching to the relevant Scheme Shares without the consent of Purchaser, and irrevocably undertakes not to appoint a proxy or representative for or to attend any general meeting or separate class meeting of the Company.

1.4	The authorities granted by each Scheme Shareholder pursuant to paragraph 1.2 and paragraph 1.3 shall be treated for all purposes as having been granted by deed.

1.5

The Company shall, subject to any relevant instruments of transfer being duly stamped (for UK stamp duty purposes), register, or procure the registration of, any transfer(s) of shares effected in accordance with paragraphs 1.1 and 1.2.

2	Transaction Consideration for the Scheme Shares

2.1

Subject to and in exchange for the transfer of the Scheme Shares as provided in paragraphs 1.1 and 1.2, as soon as reasonably practicable following, and in any event within 14 days of, the Effective Time, Purchaser shall, subject as hereinafter provided,

2.1.1

pay, or procure that there shall be paid, a cash amount to or for the account of each Scheme Shareholder of $1.60 (one U.S. dollars, sixty U.S. cents), without interest, for each Scheme Share held by that Scheme Shareholder (the “Cash Consideration”); and

2.1.2

issue to each eligible Scheme Shareholder one (1) CVR per Scheme Share which shall represent the right to receive a contingent payment, upon the terms and subject to the conditions of the CVR Agreement, without interest. The CVRs will not represent any equity or ownership interest in Purchaser, and accordingly will not confer on the CVR Holders any right to attend, speak at or vote at any meeting of the shareholders of Purchaser or right to any dividends or right to any return of capital by Purchaser. Pursuant to the terms of the CVR Agreement, eligible Scheme Shareholders will receive one CVR for each Scheme Share that they hold. The CVRs will be non-transferable other than to certain permitted transferees and no application will be made for the CVRs to be listed or dealt in on any stock exchange. The CVRs will constitute direct unsecured obligations of Purchaser and shall rank pari passu with one another and with all other unsecured obligations of Purchaser. The CVRs shall not be evidenced by a certificate or other document of title.

2.2

If, between the date of the Transaction Agreement and the Effective Time, the outstanding Company Ordinary Shares shall have been changed to, or exchanged for, a different number or class of shares or securities by reason of any stock dividend, bonus issue, scrip dividend, subdivision, reorganization, merger, consolidation, reclassification, redesignation, recapitalization, share split, reverse share split, combination or exchange of shares, or a stock or scrip dividend shall be declared with a record date within such period, or any similar event shall have occurred, then the amount of the Transaction Consideration shall be appropriately adjusted in accordance with the provisions of the Transaction Agreement to provide to Purchaser and the Scheme Shareholders the same economic effect as contemplated by the Transaction Agreement prior to such event.

3	Share certificates and register of Members

3.1

With effect from and as of the Effective Time, all certificates representing Scheme Shares in certificated form shall cease to have effect as documents of title to the Scheme Shares comprised therein and each Scheme Shareholder shall be bound, at the request of Purchaser, to deliver up the same to Purchaser or to any person appointed by Purchaser to receive the same or, as Purchaser may direct, to destroy the same.

3.2

With effect from and as of the Effective Time, the Company shall procure that Euroclear shall be instructed to cancel the entitlements of Scheme Shareholders to Scheme Shares in uncertificated form and, following such cancellation, the Company’s registrars shall be authorised to rematerialise entitlements to such Scheme Shares.

3.3

On or as soon as reasonably practicable after the Effective Time and subject to the completion of such transfers, forms, instruments or instructions as may be required in accordance with paragraph 1 and the relevant instruments of transfer being duly stamped (for UK stamp duty purposes), the Company shall procure that appropriate entries shall be made in the register of Members of the Company and the register of CVRs (as applicable) to reflect the transfer of the Scheme Shares in accordance with paragraph 1 and the issue of CVRs to Scheme Shareholders.

4	Appointment of Paying Agent

Prior to the Effective Time, Purchaser shall appoint a commercial bank or trust company reasonably acceptable to the Company (the “Paying Agent”) to effect the technical implementation of the settlement of the Cash Consideration to (i) all Scheme Shareholders other than the Depositary Shareholder, and (ii) at Purchaser’s option, the Depositary Shareholder.

5	Settlement of Transaction Consideration in relation to Residual Shares

5.1	This paragraph 5 shall only apply in relation to the settlement of Transaction Consideration in respect of Residual Shares to Scheme Shareholders other than the Depositary Shareholder.

5.2

No later than two Business Days following the Effective Time, Purchaser shall procure the deposit with the Paying Agent, for the benefit of the Scheme Shareholders (other than the Depositary Shareholder), of cash in an amount equal to the aggregate amount of Cash Consideration less the Cash Consideration due to the Depositary Shareholder.

5.3

All cash deposited with the Paying Agent pursuant to paragraph 5.2 for the benefit of Scheme Shareholders (other than the Depositary Shareholder) shall hereinafter be referred to as the “Exchange Fund”, provided that, to the extent that Purchaser elects to utilise the Paying Agent for the delivery and/or payment of the Cash Consideration to the Depositary Shareholder pursuant to paragraph 6.2, such Cash Consideration will also form part of the Exchange Fund.

5.4	No interest shall be paid or shall accrue for the benefit of Scheme Shareholders on the Transaction Consideration payable in respect of the Residual Shares.

5.5

In respect of the settlement of the Cash Consideration pursuant to this paragraph 5, Purchaser shall cause the Paying Agent to, as soon as reasonably practicable after the Effective Time, and in any event not later than 14 days after the Effective Time:

5.5.1

in the case of Residual Shares which at the Scheme Record Time are in certificated form, despatch or procure to be despatched to each person entitled thereto payment by way of cheque in accordance with the provisions of paragraph 5.8 for the aggregate Cash Consideration payable to that person pursuant to paragraph 2.1.1 (rounded up or down to the nearest U.S. cent), provided that Purchaser and the Paying Agent reserve the right to make payment (or procure the making of payment) of the said sums by bank transfer in accordance with paragraph 5.9 if reasonably necessary; and

5.5.2

in the case of Residual Shares which at the Scheme Record Time are in uncertificated form, arrange for (or procure the arrangement of) the creation of an assured payment obligation in favour of the appropriate CREST account(s) of each person entitled thereto in accordance with the CREST assured payment arrangements in respect of the aggregate Cash Consideration payable to that person pursuant to paragraph 2.1.1 (rounded up or down to the nearest U.S. cent), provided that (a) Purchaser and the Paying Agent reserve the right to make payment (or procure the making of payment) of the said sums by bank transfer in accordance with paragraph 5.9 if reasonably necessary; and (b) Purchaser and the Paying Agent reserve the right to make payment (or procure the making of payment) of the said sums by cheque in accordance with paragraph 5.9 if, in the reasonable opinion of the Company, it is reasonably necessary to do so (including in circumstances where a Scheme Shareholder holding Residual Shares in uncertificated form does not have an active USD cash memorandum account in place in CREST at the Scheme Record Time).

5.6

Subject to clause 7 below, the CVRs to be issued by way of consideration for the Residual Shares shall be issued in registered but uncertificated form to Scheme Shareholders (other than the Depositary Shareholder) appearing on the register of members of the Company at the Scheme Record Time. Purchaser shall procure that the CVRs to which Scheme Shareholders are entitled shall be issued as soon as reasonably practicable after the Effective Date, and in any event within 14 days of the Effective Date.

5.7	As from the Effective Time, each holding of Residual Shares credited to any stock account in CREST shall be disabled and all Residual Shares will be removed from CREST in due course.

5.8

Any physical deliveries by the Paying Agent or by any other person to the Scheme Shareholders (other than the Depositary Shareholder) pursuant to this Scheme (whether of cheques, notices, documents of title, certificates or otherwise) shall be effected by sending the same by post to the applicable Scheme Shareholders entitled thereto at their respective registered addresses as appearing in the register of Members of the Company at the Scheme Record Time or, in the case of joint holders, to the address of the holder whose name stands first in such register in respect of the joint holding concerned at such time. None of the Company, Purchaser, any member of the Purchaser Group, or the Paying Agent or any of their respective agents or nominees shall be responsible for any loss or delay in the transmission of any cheques or payments (including bank transfers), notices, documents of title, certificates or any other documents sent in accordance with this paragraph 5.8 (or, in the case of bank transfers, to the bank accounts referred to in paragraph 5.9 below) which shall be sent at the risk of the person or persons entitled thereto.

5.9

All cheques delivered by the Paying Agent pursuant to this Scheme shall be in U.S. dollars and drawn on a clearing bank and shall be made payable to the person to whom, in accordance with the foregoing provisions of this paragraph 6, the cheque is sent (save that, in the case of joint holders, Purchaser and the Paying Agent reserve the right to make the cheque payable to the holder whose name stands first in the register of Members of the Company), and the encashment of any such cheque shall be a complete discharge of Purchaser’s obligations under this Scheme to pay (or procure the payment of) the monies represented thereby. In respect of any payments to Scheme Shareholders by bank transfer, Purchaser shall transfer, or procure the transfer of, the relevant sums in U.S. dollars to such bank account as may be (or have been) nominated by the relevant Scheme Shareholder, and such transfer shall be a complete discharge of Purchaser’s obligations under this Scheme to pay (or procure the payment of) such monies. The creation of an appropriate assured payment obligation as set out in paragraph 5.5.2 shall be a complete discharge of Purchaser’s obligations under this Scheme with reference to cash payments through CREST.

5.10

Any portion of the Exchange Fund which has not been transferred to the Scheme Shareholder to which it is due within twelve months of the Effective Date shall be delivered to Purchaser or its designee(s) promptly upon demand by Purchaser (it being understood that no such delivery shall affect any legal right that a Scheme Shareholder may have to receive the Transaction Consideration), and thereafter such Scheme Shareholders shall be entitled to look only to Purchaser for, and Purchaser shall remain liable for, delivery of any outstanding Transaction Consideration.

6	Settlement of Transaction Consideration in relation to Depositary Shares

6.1

This paragraph 6 shall only apply in relation to the settlement of Transaction Consideration in respect of Depositary Shares to the Scheme Shareholder which is the holder (as shown in the register of Members of the Company) of the Depositary Shares (the “Depositary Shareholder”).

6.2

As soon as reasonably practicable following and, in any event, within 14 days of, the Effective Time, Purchaser shall pay to the Depositary cash in an amount equal to the aggregate Cash Consideration payable to the Depositary on behalf of the Depositary Shareholder pursuant to paragraph 2.1.1 (rounded up or down to the nearest U.S. cent).

6.3	No interest shall be paid or shall accrue for the benefit of the Depositary Shareholder on the Transaction Consideration payable in respect of the Depositary Shares.

6.4

As from the Effective Time, each holding of Depositary Shares credited to the Depositary Shareholder’s stock account in CREST shall be disabled and all Depositary Shares will be removed from CREST in due course.

6.5

All cash payments to the Depositary on behalf of the Depositary Shareholder pursuant to this paragraph 6 shall be transferred by Purchaser (or, at Purchaser’s direction, by the Paying Agent or any nominee of Purchaser) in U.S. dollars to such bank account as the Depositary shall inform Purchaser of in writing at least five Business Days prior to the Effective Date. Such transfer shall be a complete discharge of Purchaser’s obligations under this Scheme to pay (or procure the payment of) such monies. Neither Purchaser nor any member of Purchaser’s Group nor the Company nor the Paying Agent shall have any responsibility or liability under this Scheme for the onward distribution or transmission to the holders of Company ADSs, or to any other person, of the Transaction Consideration due to the Depositary Shareholder (it being understood that this sentence does not affect the Company’s obligations under the Deposit Agreement).

6.6

Subject to clause 7 below, the CVRs to be issued by way of consideration for the Depositary Shares shall be issued in registered but uncertificated form to the Depositary Shareholder. Purchaser shall procure that the CVRs to which the Depositary Shareholder is entitled shall be issued as soon as reasonably practicable after the Effective Date, and in any event within 14 days of the Effective Date.

7	Overseas Shareholders and withholding rights

7.1

The provisions of paragraphs 2, 3, 4, 5 and 6 shall be subject to any prohibition or condition imposed by Applicable Law. Without prejudice to the generality of the foregoing, if, in respect of any Scheme Shareholder with a registered address in a jurisdiction outside the United Kingdom or the United States, Purchaser, any member of the Purchaser Group or the Rights Agent is advised that the delivery of CVRs would or might infringe the laws of such jurisdiction or would require Purchaser, any member of the Purchaser Group, the Rights Agent or the Company to observe any governmental or other consent or any registration, filing or other formality with which Purchaser, any member of the Purchaser Group, the Rights Agent or the Company (as the case may be) is unable to comply, or compliance with which by such person is regarded by such person or by Purchaser (in the case of Purchaser, acting reasonably) as unduly onerous, each of Purchaser or the Rights Agent may, in its discretion, determine that such Scheme Shareholder shall not have issued to it the CVRs and, in lieu of the entitlement to CVRs, Purchaser shall, to the extent permitted by Applicable Law, upon the occurrence of a CVR Event, pay to such Scheme Shareholder an amount per Scheme Share equal to the cash amount (if any), on the same date as such payment is made to Scheme Shareholders that hold CVRs in the same manner as the Cash Consideration is payable to such Scheme Shareholders pursuant to paragraphs 5.5.1, 5.5.2 and 5.9 (rounded up or down to the nearest U.S. cent), that such Scheme Shareholder would have been entitled to receive if it had received CVRs pursuant to the Scheme.

7.2	The provisions of Section 2.03 of the Transaction Agreement (Withholding Rights) shall apply in respect of the payment of the Cash Consideration and delivery of the CVRs to Scheme Shareholders.

8	Cessation of rights

With effect from and on the Effective Time, the Scheme Shareholders shall in accordance with this Scheme cease to have any rights with respect to the Scheme Shares, except the right to receive the Transaction Consideration in exchange for the Scheme Shares as set out in paragraph 2.

9	Mandates and dividends

All mandates relating to the payment of dividends on any Scheme Shares and other instructions (including communications preferences) given to the Company by Scheme Shareholders in force at the Scheme Record Time relating to Scheme Shares shall, as from the Effective Date, cease to be valid.

10	Effective Time

10.1	This Scheme shall become effective as soon as a copy of the Court Order shall have been delivered to the Registrar of Companies in England and Wales for registration.

10.2

Unless this Scheme shall have become effective on or before the End Date (as defined in the Transaction Agreement) or such later date (i) prior to termination of the Transaction Agreement; or (ii) as the Company and Purchaser may agree and, in each case, the Court may allow, this Scheme shall never become effective.

11	Modification

The Company and Purchaser may jointly consent on behalf of all persons concerned to any modification of or addition to this Scheme or to any condition which the Court may think fit to approve or impose. For the avoidance of doubt, no modification may be made to the Scheme once it has taken effect.

12	Governing law

This Scheme, and all rights and obligations arising out of or in connection with it, are governed by the laws of England and Wales and are subject to the exclusive jurisdiction of the English Courts.

Annex C

FORM OF APPLE SHAREHOLDER RESOLUTION

(see attached)

Annex C

FORM OF APPLE SHAREHOLDER RESOLUTION

SPECIAL RESOLUTION

THAT, for the purpose of giving effect to the scheme of arrangement dated 5 October 2023 between the Company and the holders of Scheme Shares (as defined in such scheme of arrangement), a print of which has been produced to this meeting and for the purposes of identification signed by the Chair of this meeting, in its original form or with or subject to any modification, addition, or condition as may be agreed from time to time (including, for the avoidance of doubt, after the date of this Resolution) between the Company and the Kyowa Kirin Co., Ltd. (the “Purchaser”) which (if required) is approved by the High Court of Justice of England and Wales (the “Court”), or which is otherwise imposed by the Court and is mutually acceptable to the Company and the Purchaser each acting reasonably and in good faith (the “Scheme”):

(A)

the directors of the Company (or a duly authorised committee of the directors) be and are hereby authorised to take all such action as they may consider necessary or appropriate for carrying the Scheme into effect; and

(B)	with effect from the passing of this resolution, the articles of association of the Company be and are hereby amended by the adoption and inclusion of the following new article [143]:

“[143] Scheme of Arrangement

(i)

In this article, references to the “Scheme” are to the Scheme of Arrangement under Part 26 of the UK Companies Act 2006 between the Company and the holders of Scheme Shares dated 5 October in its original form or with or subject to any modification, addition or condition as may be agreed between the Company and Kyowa Kirin Co., Ltd. (the “Purchaser”) and which (if required) is approved by the Court, or which is otherwise imposed by the Court and is mutually acceptable to the Company and the Purchaser each acting reasonably and in good faith and, save as defined in this article, expressions defined in the Scheme shall have the same meanings in this article.

(ii)

Notwithstanding any other provision of these articles or the terms of any resolution, whether ordinary or special, passed by the Company in General Meeting, if the Company issues any shares (other than to any member of the Purchaser Group or a nominee of any such person (each such person, a “Purchaser Company”)) at or after the Voting Record Time but before the Scheme Record Time, such shares shall be issued subject to the terms of the Scheme (and shall be Scheme Shares for the purposes of the Scheme) and the original or any subsequent holder or holders of such shares shall be bound by the Scheme accordingly.

(iii)

Subject to the Scheme becoming effective, and notwithstanding any other provision of these articles, if any shares in the Company are issued or transferred to any person other than a Purchaser Company (a “New Member”) after the Scheme Record Time (such shares the “Post-Scheme Shares”), such New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) will be obliged, upon the Scheme becoming effective (or, if later, upon the issue or transfer of the Post-Scheme Shares to such New Member), to transfer immediately all of its Post-Scheme Shares free of all encumbrances to the Purchaser (or to such other person as may be nominated by the Purchaser) who shall be obliged to acquire (or procure the acquisition by such other person of) all of the Post-Scheme Shares. In exchange for the transfer of the Post-Scheme Shares, the Purchaser (or such other person as has been nominated by the Purchaser) shall pay or procure the payment to the New Member of the same Cash Consideration and, subject to Article [143](v), deliver such number of CVRs that the New Member would have been entitled to receive pursuant to the Scheme had each Post-Scheme Share been a Scheme Share.

(iv)

Notwithstanding the provisions of Article [143](iii) and subject to Article [143](v), if, in respect of any New Member with a registered address in a jurisdiction outside the United Kingdom or the United States, the Purchaser, any member of the Purchaser Group or the Rights Agent is advised that the delivery of

CVRs pursuant to Article [143](iii) would or might infringe the laws of such jurisdiction or would require the Purchaser, any member of the Purchaser Group, the Rights Agent or the Company to observe any governmental or other consent or any registration, filing or other formality with which the Purchaser, any member of the Purchaser Group, the Rights Agent or the Company (as the case may be) is unable to comply, or compliance with which by such person is regarded by such person or by the Purchaser (in the case of the Purchaser, acting reasonably) as unduly onerous, each of the Purchaser or the Rights Agent may, in its discretion, determine that such New Member shall not have issued to it the CVRs and, in lieu of the entitlement to CVRs, the Purchaser shall, to the extent permitted by Applicable Law, pay to such New Member an amount per Post-Scheme Share equal to the cash amount (if any), on the same date as such payment is made to the holders of Scheme Shares that hold CVRs in the same manner as the Cash Consideration is payable to such New Member (rounded up or down to the nearest U.S. cent), that such New Member would have been entitled to receive if it had received CVRs pursuant to the Scheme had each Post-Scheme Share been a Scheme Share.

(v)

Where a person becomes a New Member following the occurrence of a CVR Event, the Purchaser (or such other person as has been nominated by the Purchaser) shall not deliver any CVRs to such New Member and shall instead pay such New Member an amount per Post-Scheme Share equal the cash amount (if any), on the same date and in the same manner as the Cash Consideration is payable to such New Member (rounded up or down to the nearest U.S. cent), that such New Member would have been entitled to receive had it received CVRs pursuant to the Scheme had each Post-Scheme Share been a Scheme Share. For the avoidance of doubt, if no CVR Event has occurred on or prior to 31 December 2024, a person becoming a New Member on or after 1 January 2025 shall be entitled to the Cash Consideration only in respect of any Post-Scheme Shares.

(vi)

If, after the Effective Time, the Company Ordinary Shares shall have been changed to, or exchanged for, a different number or class of shares or securities by reason of any stock dividend, bonus issue, scrip dividend, subdivision, reorganization, merger, consolidation, reclassification, redesignation, recapitalization, share split, reverse share split, combination or exchange of shares, or a stock or scrip dividend shall be declared with a record date falling after the Effective Time, or any similar event shall have occurred, then the amount of any Cash Consideration or CVRs due to a New Member for each Post-Scheme Share pursuant to Article [143](iii) above shall be adjusted by the directors of the Company in such manner as the auditors of the Company may determine to be appropriate to provide the Purchaser and the New Members holding any Post-Scheme Share(s) with the same economic effect as contemplated by the Scheme prior to such event. References in this article to shares shall, following such adjustment, be construed accordingly.

(vii)

To give effect to any transfer of Post-Scheme Shares required by this article, the Company may appoint any person as attorney and agent (the “agent”) for the New Member to execute and deliver as transferor a form of transfer or other instrument or instruction of transfer on behalf of the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) in favour of the Purchaser (or such other person as the Purchaser may nominate) and do all such other things and execute and deliver all such documents as may in the opinion of the agent be necessary or desirable to vest the Post-Scheme Shares in the Purchaser (or such other person as the Purchaser may nominate) and pending such vesting to exercise all such rights attaching to the Post-Scheme Shares as the Purchaser may direct. If an agent is so appointed, the New Member shall not thereafter be entitled to exercise any rights attaching to the Post-Scheme Shares unless so agreed in writing by the Purchaser, and the Company may send to the agent any notice, circular, warrant or other document or communication which may otherwise be required to be sent to the New Member as a member of the Company.

(viii)

The Company may give good receipt for the Cash Consideration and CVRs due to the New Member pursuant to Article [143](iii) above for the Post-Scheme Shares and may register the Purchaser (or such other person as the Purchaser may nominate) as holder of the Post-Scheme Shares and issue to it certificate(s) for the same. The agent shall be empowered to execute and deliver as transferor a form of transfer or other instrument or instruction of transfer on behalf of the New Member (or any subsequent holder). The Company shall not be obliged to issue a certificate to the New Member for any Post-Scheme Shares.

(ix)

The Purchaser shall settle (or procure the settlement) of the Cash Consideration due to the New Member and delivery of the CVRs due to the New Member pursuant to Article [143](iii) within 14 days of the transfer of the Post-Scheme Shares by the New Member to the Purchaser (or to such other person as the Purchaser may nominate).

(x)

Notwithstanding any other provision of these articles, neither the Company nor its directors shall register the transfer of any Scheme Shares effected between the Scheme Record Time and the Effective Time (other than to a Purchaser Company or a nominee of a Purchaser Company pursuant to the Scheme).

(xi)	If the Scheme shall not have become effective by the date referred to in paragraph 10.01(b)(i) of the Scheme, this article shall be of no effect.”

Annex D

FORM OF CVR AGREEMENT

(see attached)

ANNEX D

CONTINGENT VALUE RIGHTS AGREEMENT

THIS CONTINGENT VALUE RIGHTS AGREEMENT, dated as of [●], 202[●] (this “Agreement”), is entered into by and between Kyowa Kirin Co., Ltd., a Japanese joint stock company (kabushiki kaisha) (“Purchaser”), and [●] (the “Rights Agent”).

RECITALS

WHEREAS, Purchaser and Orchard Therapeutics plc, a public limited company incorporated under the laws of England and Wales with registered number 11494381 (“Apple”), have entered into a Transaction Agreement, dated as of October 5, 2023 (as amended, amended and restated or otherwise modified from time to time, the “Transaction Agreement”), pursuant to which the entire issued share capital of Apple will be acquired by Purchaser by means of the Scheme of Arrangement (as defined in the Transaction Agreement) on the terms and subject to the conditions set out in the Transaction Agreement and the Scheme of Arrangement (the “Transaction”); and

WHEREAS, pursuant to the Transaction Agreement and the Scheme of Arrangement, Purchaser has agreed to provide Holders (as defined below) the right to receive one (1) contingent cash payment per Scheme Share upon the terms and subject to the conditions of this Agreement and of the Transaction Agreement and Scheme of Arrangement without interest.

NOW, THEREFORE, in consideration of the foregoing and the consummation of the transactions referred to above, Purchaser and the Rights Agent agree, for the equal and proportionate benefit of all Holders, as follows:

1.    DEFINITIONS

1.1    Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Transaction Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Acting Holders” means, at the time of determination, Holders of at least a majority of the outstanding CVRs as set forth on the CVR Register.

“Apple Covered Awards” means Apple Share Options, Apple RSUs and Apple PSUs.

“Assignee” has the meaning set forth in Section 7.3.

“Commercially Reasonable Efforts” means, with respect to OTL-200, those commercially reasonable efforts that are at least commensurate with the level of efforts that a pharmaceutical company of comparable size and resources as those of Purchaser and its Subsidiaries would devote to the development and seeking of regulatory approval for a pharmaceutical product having similar market potential as OTL-200 at a similar stage of its development or product life, taking into account its safety, tolerability and efficacy, its proprietary position and profitability (including pricing and reimbursement status), projected costs to develop such product, the competitiveness of alternative third party products, the patent and other proprietary position, including regulatory exclusivities, of such product, and the regulatory environment and other relevant technical, commercial, legal, scientific and/or medical factors. Without limiting the foregoing, Commercially Reasonable Efforts require that Purchaser: (i) shall cause Apple to devote appropriate resources and personnel with an appropriate level of education, experience and training for the relevant obligation, (ii) shall cause Apple to promptly assign responsibility for the relevant obligation to specific employees who are held accountable for progress and monitor such progress on an on-going basis, (iii) shall cause Apple to set and consistently seek to achieve specific and meaningful objectives and timelines for carrying out such obligation, and (iv) shall cause Apple to consistently make and implement decisions and allocate resources designed to advance progress with respect to relevant objectives and timelines.

“Change of Control” means (i) a sale or other disposition of more than 50% of the assets of either Purchaser or Apple on a consolidated basis (other than to any direct or indirect wholly owned Subsidiary of Purchaser), (ii) a merger or consolidation involving either Purchaser or Apple in which Purchaser or Apple, respectively, is not the surviving entity (other than in the case that the surviving entity is a direct or indirect wholly owned Subsidiary of Purchaser), and (iii) any other transaction involving either Purchaser or Apple in which Purchaser or Apple, respectively, is the surviving entity but in which the shareholders of Purchaser or Apple, respectively, immediately prior to such transaction own less than 50% of the surviving entity’s voting power immediately after the transaction.

“CVR” means a contingent value right to receive the CVR Payment upon achievement of the CVR Milestone.

“CVR Beneficial Owners” has the meaning set forth in Section 2.3(b).

“CVR Deadline Time” means 11:59 p.m. U.S. Eastern Time on December 31, 2024.

“CVR Milestone” means the granting of Regulatory Approval on or before the CVR Deadline Time.

“CVR Milestone Non-Achievement Notice” has the meaning set forth in Section 2.4(e).

“CVR Notice” has the meaning set forth in Section 2.4(a).

“CVR Payment” means, if the CVR Milestone is achieved prior to the CVR Deadline Time, $0.10 in cash, per CVR, without interest.

“CVR Register” has the meaning set forth in Section 2.3(b).

“DTC” means The Depository Trust Company or any successor entity thereto.

“Eligible Apple ADS Holders” means the holders of record of Apple ADSs as of the close of business on the Business Day immediately prior to the Effective Date (as defined in the Scheme of Arrangement), which shall include Cede &. Co. in respect of all Apple ADSs held through DTC as of such time.

“Equity Award CVR Payment” means the applicable CVR Payment that becomes payable in respect of any CVR that was issued in respect of an Apple Covered Award pursuant to the Transaction Agreement.

“Event of Default” has the meaning set forth in Section 6.1.

“Holder” means a Person in whose name a CVR is registered in the CVR Register at the applicable time. “Officer’s Certificate” means a certificate signed by an executive officer or any authorized signatory of Purchaser, in his or her capacity as such an officer, and delivered to the Rights Agent.

“Permitted Transfer” means a transfer of CVRs (a) upon the death of a Holder by will or intestacy or by instrument to an inter vivos or testamentary trust in which the CVRs are to be passed to beneficiaries upon the death of the trustee, (b) pursuant to a court order, (c) by operation of law (including by consolidation, scheme of arrangement or merger) or without consideration in connection with the dissolution, liquidation or termination of any corporation, limited liability company, partnership or other entity, (d) in the case of CVRs held through a nominee (including CVRs held through DTC on behalf of CVR Beneficial Owners), from a nominee to a beneficial owner (and, if applicable, through an intermediary so long as such transfer ends with such beneficial owner), to the extent allowable by DTC, as applicable, (e) if Holder is a partnership or limited liability company, a distribution by the transferring partnership or limited liability company to its partners or members, as applicable or (f) as provided in Section 2.7. For the avoidance of doubt, the distribution of CVRs by the Depositary to the Eligible Apple ADS Holders as contemplated by this Agreement, the Scheme of Arrangement, the Deposit Agreement and the Transaction Agreement shall be a “Permitted Transfer” for all purposes hereunder.

“Regulatory Approval” means the granting of regulatory approval by the U.S. Food and Drug Administration (FDA) for the commercial marketing and sale of OTL-200 in the United States of America for the treatment or prevention of metachromatic leukodystrophy (MLD), which includes as an intended patient population (for clarity, in addition to any other patient cohorts, if any) both (i) children (or pediatric patients) with late infantile forms of MLD, and (ii) children (or pediatric patients) with early juvenile forms of MLD, in each case that are pre-symptomatic or without clinical manifestations of the disease. For the avoidance of doubt, “Regulatory Approval” will be determined without regard to any post-approval requirements, including without limitation any post-approval confirmatory study requirements or implementation of any risk evaluation and mitigation strategy (REMs) requirements.

“Rights Agent” means the Rights Agent named in the first paragraph of this Agreement, until a successor Rights Agent becomes such pursuant to the applicable provisions of this Agreement, and thereafter “Rights Agent” shall mean such successor Rights Agent.

1.2    Rules of Construction. The following rules of interpretation shall apply to this Agreement: (i) the words “hereof”, “hereby”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (ii) the headings in this Agreement are included for convenience of reference only and shall be ignored in the construction or interpretation hereof; (iii) any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular, and references to any gender shall include all genders; (iv) whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import; (v) “writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form; (vi) references to any Applicable Law shall be deemed to refer to such Applicable Law as amended from time to time and to any rules or regulations promulgated thereunder; (vii) references to any Person include the successors and permitted assigns of that Person; (viii) references to “dollars” and “$” means U.S. dollars; (ix) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean “if”; (x) the parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement, and (xi) the terms “or”, “any” and “either” are not exclusive.

2.	CONTINGENT VALUE RIGHTS

2.1    CVRs. The CVRs represent the contingent rights of Holders to receive the CVR Payment upon achievement of the CVR Milestone. The initial Holders shall be determined pursuant to the terms of the Transaction Agreement and this Agreement, and a list of the initial Holders shall be furnished to the Rights Agent by or on behalf of Purchaser in accordance with Section 4.1 hereof and supplemented by Purchaser by written notice to the Rights Agent from time to time after the date hereof, including upon the issuance of additional CVRs following any exercise of the Warrants in accordance with the terms thereof.

2.2    Non-transferable. The CVRs may not be sold, assigned, transferred, pledged, encumbered or in any other manner transferred or disposed of, in whole or in part, other than through a Permitted Transfer. Any such sale, assignment, transfer, pledge, encumbrance or disposal that is not a Permitted Transfer shall be null and void ab initio and of no effect.

2.3    No Certificate; Registration; Registration of Transfer; Change of Address.

(a) The CVRs shall not be evidenced by a certificate or other instrument.

(b) The Rights Agent shall keep a register (the “CVR Register”) for the purpose of registering CVRs (including issuances of CVRs after the date hereof) and transfers of CVRs as herein provided. In the case of CVRs to be received by the holders of Apple Covered Awards pursuant to the Transaction Agreement or CVRs to be received by registered holders of Scheme Shares (other than the Depositary Shares), such CVRs shall initially be registered in the name and address of the holder of such Apple Covered Awards or Scheme Shares, as applicable, as set forth in the records of Apple at the Scheme Record Time. In the case of CVRs to be received by the Depositary Custodian in respect of the Depositary Shares, (i) the CVR Register shall be updated to reflect the distribution of such CVRs to the Eligible Apple ADS Holders and such CVRs shall initially be registered in the name and address of such Eligible Apple ADS Holders as set forth in the records of the Depositary and (ii) the CVR Register will initially show one position for Cede & Co. representing all of the CVRs that are distributed in respect of Apple ADSs held through DTC on behalf of the Beneficial Owners (as defined in the Deposit Agreement) of such Apple ADSs (“CVR Beneficial Owners”). The Rights Agent will have no responsibility whatsoever directly to the CVR Beneficial Owners or DTC participants with respect to transfers of CVRs. The Rights Agent will have no responsibilities whatsoever with regard to the distribution of payments by DTC to such CVR Beneficial Owners.

(c)    Subject to the restrictions on transferability set forth in Section 2.2, every request made to transfer a CVR must be in writing and accompanied by a written instrument of transfer and other documentation reasonably requested by the Rights Agent in form reasonably satisfactory to the Rights Agent pursuant to its guidelines, duly executed by the Holder thereof, the Holder’s attorney duly authorized in writing, the Holder’s personal representative or the Holder’s survivor, as applicable, and setting forth in reasonable detail the circumstances relating to the transfer. Upon receipt of such written notice, the Rights Agent shall, subject to its reasonable determination that the transfer instrument is in proper form, notify Purchaser that it has received such written notice. Upon receipt of such notice from the Rights Agent, Purchaser shall reasonably determine whether the transfer otherwise complies with the other terms and conditions of this Agreement (including the provisions of Section 2.2), and if the Purchaser so reasonably determines that it does so comply, Purchaser shall reply to the Rights Agent in writing with instructions to register the transfer of such CVR in the CVR Register and notify Purchaser of the same. Upon receiving such written reply from Purchaser, the Rights Agent shall register the transfer of the CVRs in the CVR Register and notify the Purchaser of the same. No service charge shall be made for any registration of transfer of a CVR, but the Purchaser (subject at all times to the Purchaser’s obligations under section 11.04 of the Transaction Agreement) and Rights Agent may require payment of a sum sufficient to cover any stamp duty or other transfer Tax or charge that is imposed in connection with any such registration of transfer. The Rights Agent shall have no duty or obligation to take any action under any section of this Agreement that requires the payment of any such Taxes or charges unless and until the Rights Agent is satisfied that all such Taxes or charges have been paid. All duly transferred CVRs registered in the CVR Register shall be the valid obligations of Purchaser and shall entitle the transferee to the same benefits and rights under this Agreement as those held immediately prior to the transfer by the transferor. No transfer of a CVR shall be valid unless and until registered in the CVR Register.

(d)    A Holder may make a written request to the Rights Agent to change such Holder’s address of record in the CVR Register. The written request must be duly executed by the Holder. Upon receipt of such written request, the Rights Agent is hereby authorized to, and shall promptly, record the change of address in the CVR Register.

2.4    Payment Procedures.

(a)    If the CVR Milestone is achieved prior to the CVR Deadline Time, Purchaser shall, within forty (40) calendar days of the achievement of the CVR Milestone, deliver to the Rights Agent a notice (a “CVR Notice”) indicating the achievement of the CVR Milestone and that the Holders are entitled to receive the CVR Payment.

(b)    The Rights Agent shall promptly, and in any event within ten (10) Business Days of receipt of funds from Purchaser as required pursuant to Section 4.2, (i) send each Holder at its registered address (or, in the case of Cede & Co., pursuant to the applicable procedures of DTC) a copy of the CVR Notice and (ii) pay, subject to receipt of cash from Purchaser in accordance with Section 4.2 and any letter of instruction reasonably required by the Rights Agent, the CVR Payment (excluding certain Equity Award CVR Payments to be paid via payroll systems as contemplated by the next sentence) to each of the Holders (x) by check mailed to the address of such Holder reflected in the CVR Register as of 5:00 p.m. New York City time on the date of the CVR Notice, (y) with respect to any such Holder that is due an amount in excess of $5,000 in the aggregate who has provided the Rights Agent wiring instructions in writing as of the close of business on the date of the CVR Notice, by wire transfer of immediately available funds to the account specified on such instructions or (z) with respect to Cede & Co., by wire transfer of immediately available funds pursuant to the applicable procedures of DTC. To the extent Apple, Purchaser or any of its Subsidiaries is required under Applicable Law to deduct or withhold any employee Tax (including any employee National Insurance Contribution in the United Kingdom (or corresponding social security contribution in any other jurisdiction)) from any Equity Award CVR Payment, Purchaser shall or shall cause one of its Subsidiaries (including Apple) as an agent on its behalf to (A) promptly following the achievement of the CVR Milestone, notify the Rights Agent in writing of the Equity Award CVR Payments it intends to satisfy in this manner and (B) prior to or substantially concurrently with the payment of the CVR Payments by the Rights Agent under this Section 2.4(b), pay, through its applicable payroll system, the applicable Equity Award CVR Payments.

(c)    If any funds delivered to the Rights Agent for payment to Holders as CVR Payments remain undistributed to the Holders on the date that is one year after the date of the CVR Notice, Purchaser shall be entitled to require the Rights Agent to deliver to Purchaser or its designee any funds which had been made available to the Rights Agent in connection with the CVR Payments and not disbursed to the Holders (including, all interest and other income received by the Rights Agent in respect of all funds made available to it), and, thereafter, such Holders shall be entitled to look to Purchaser (subject to abandoned property, escheat and other similar Applicable Laws) only as general creditors thereof with respect to the CVR Payment that may be payable to such Holder.

(d)    Neither Purchaser, the Rights Agent nor any of their Affiliates shall be liable to any Holder for any CVR Payment delivered to a public official pursuant to any abandoned property, escheat or other similar Applicable Laws. Any amounts remaining unclaimed by such Holders at such time at which such amounts would otherwise escheat to or become property of any Governmental Authority shall become, to the extent permitted by Applicable Laws, the property of Purchaser or its designee, free and clear of all claims or interest of any Person previously entitled thereto. In addition to and not in limitation of any other indemnity obligation herein, Purchaser agrees to indemnify and hold harmless the Rights Agent with respect to any liability, penalty, cost or expense the Rights Agent may incur or be subject to in connection with transferring such property to Purchaser.

(e)    If the CVR Milestone is not achieved prior to the CVR Deadline Time, Purchaser shall, within forty-five (45) calendar days of the CVR Deadline Time, deliver to the Rights Agent a notice (a “CVR Milestone Non-Achievement Notice”) indicating that such CVR Milestone has not been achieved. The Rights Agent shall promptly, and in any event within fifteen (15) calendar days of receipt, deliver a copy of such CVR Milestone Non-Achievement Notice to the Holders. The Rights Agent will deliver to Purchaser a certificate certifying the date of delivery of such CVR Milestone Non-Achievement Notice to the Holders. If the Rights Agent does not receive from the Acting Holders a written objection to a CVR Milestone Non-Achievement Notice within forty-five (45) calendar days after the date of delivery of such CVR Milestone Non-Achievement Notice by the Rights Agent to the Holders, the Holders will be deemed to have accepted such CVR Milestone Non-Achievement

Notice, and neither Purchaser nor its Subsidiaries will have any further obligation hereunder with respect to such CVR Payment or otherwise with respect to such CVR Milestone.

2.5    United Kingdom Tax Treatment. The parties hereto intend that, for United Kingdom tax purposes, the CVR Payments and the Equity Award CVR Payments shall be subject to all applicable deductions and withholding (if any) as required by Applicable Law. To the extent Apple, Purchaser or any of its Subsidiaries is required under Applicable Law to deduct or withhold any employee Tax (including any employee National Insurance contributions in the United Kingdom) from any Equity Award CVR payments, then it shall do so in accordance with Section 2.4.

2.6    No Voting, Dividends or Interest; No Equity or Ownership Interest.

(a)    The CVRs shall not have any voting or dividend rights, and interest shall not accrue on any amounts payable on the CVRs to any Holder.

(b)    The CVRs shall not represent any equity or ownership interest in Purchaser or in any constituent company to the Transaction or any of their respective Affiliates.

2.7    Ability to Abandon CVR. A Holder may at any time, at such Holder’s option, abandon all of such Holder’s remaining rights in a CVR by transferring such CVR to Purchaser or any of its Affiliates without consideration therefor. Purchaser shall notify the Rights Agent in writing of the abandonment by Holder of such CVR. Nothing in this Agreement shall prohibit Purchaser or any of its Affiliates from offering to acquire or acquiring any CVRs for consideration from the Holders, in private transactions or otherwise, in its sole discretion. Any CVRs acquired by Purchaser or any of its Affiliates shall be automatically deemed extinguished and no longer outstanding for purposes of the definition of Acting Holders and Section 5 and Section 6. Purchaser shall notify the Rights Agent in writing of any such extinguishment of a CVR.

3.    THE RIGHTS AGENT

3.1    Certain Duties and Responsibilities.

(a)    Purchaser hereby appoints the Rights Agent to act as rights agent for Purchaser in accordance with the express terms and conditions set forth in this Agreement (and no implied terms and conditions), and the Rights Agent hereby accepts such appointment. The Rights Agent shall not have any liability for any actions taken, suffered or omitted to be taken in connection with this Agreement, except to the extent of its gross negligence, bad faith or willful or intentional misconduct.

(b)    The Acting Holders may direct the Rights Agent to act on behalf of the Holders in enforcing any of their rights hereunder and, subject to the following sentence, the Rights Agent shall act in accordance with such direction. The Rights Agent shall be under no obligation to institute any action, suit or proceeding, or to take any other action likely to result in the incurrence of expenses by the Rights Agent, unless the Acting Holders (on behalf of the Holders) shall furnish the Rights Agent with reasonable security and indemnity for any costs and expenses that may be incurred. Any action, suit or proceeding instituted by the Rights Agent shall be brought in its name as the Rights Agent and any recovery in connection therewith shall be for the proportionate benefit of all the Holders, as their respective rights or interests may appear.

3.2    Certain Rights of the Rights Agent. The Rights Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Rights Agent. In addition:

(a)    the Rights Agent may rely and shall be protected and held harmless by Purchaser in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

(b)    whenever the Rights Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Rights Agent may rely upon an Officer’s Certificate, which certificate shall be full authorization and protection to the Rights Agent, and the Rights Agent shall, in the absence of gross negligence, bad faith or willful or intentional misconduct on its part, incur no liability and be held harmless by Purchaser for or in respect of any action taken, suffered or omitted to be taken by it under the provisions of this Agreement in reliance upon such certificate;

(c)    the Rights Agent may engage and consult with counsel of its selection and the written advice of such counsel or any opinion of counsel shall be full and complete authorization and protection and shall be held harmless by Purchaser in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(d)    the permissive rights of the Rights Agent to do things enumerated in this Agreement shall not be construed as a duty;

(e)    the Rights Agent shall not be required to give any note or surety in respect of the execution of such powers or otherwise in respect of the premises;

(f)    the Rights Agent shall not be liable for or by reason of, and shall be held harmless by Purchaser with respect to any of the statements of fact or recitals contained in this Agreement or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by Purchaser only;

(g)    the Rights Agent shall have no liability and shall be held harmless by Purchaser in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent and the enforceability of this Agreement against the Rights Agent assuming the due execution and delivery hereof by Purchaser), nor shall it be responsible for any breach by Purchaser of any covenant or condition contained in this Agreement, except for any such breach resulting from the Rights Agent’s gross negligence, bad faith or willful or intentional misconduct;

(h)    Purchaser agrees to indemnify the Rights Agent for, and hold the Rights Agent harmless against, any loss, liability, claim, demand, suit or expense arising out of or in connection with Rights Agent’s duties under this Agreement, including the reasonable out-of-pocket costs and expenses of defending Rights Agent against any claim, charge, demand, suit or loss, unless such loss has been determined by a court of competent jurisdiction to be a result of Rights Agent’s gross negligence, bad faith or willful or intentional misconduct;

(i)    the Rights Agent shall not be liable for consequential damages under any provision of this Agreement or for any consequential damages arising out of any act or failure to act hereunder in the absence of gross negligence, bad faith or willful or intentional misconduct on its part;

(j)    Purchaser agrees (i) to pay the fees of the Rights Agent in connection with the Rights Agent’s performance of its obligations hereunder, as agreed upon in writing by the Rights Agent and Purchaser on or prior to the date of this Agreement, and (ii) to reimburse the Rights Agent promptly upon demand for all reasonable and documented out-of-pocket expenses, including all Taxes (other than income, receipt, franchise or similar Taxes) and governmental charges, incurred by the Rights Agent in the performance of its obligations under this Agreement; and

(k)    no provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(l)    all funds received by Rights Agent under this Agreement that are to be distributed or applied by the Rights Agent in the performance of services hereunder (the “Funds”) shall be held by [●] as agent for Purchaser and deposited in one or more bank accounts to be maintained by [●] in its name as agent for Purchaser. Until paid pursuant to the terms of this Agreement, [●] will hold the Funds through such accounts in: deposit accounts of commercial banks with Tier 1 capital exceeding $1 billion or with an average rating above investment grade by S&P (LT Local Issuer Credit Rating), Moody’s (Long Term Rating) and Fitch Ratings, Inc. (LT Issuer Default Rating) (each as reported by Bloomberg Finance L.P.). The Rights Agent shall have no responsibility or liability for any diminution of the Funds that may result from any deposit made by [●] in accordance with this paragraph, including any losses resulting from a default by any bank, financial institution or other third party.

3.3    Resignation and Removal; Appointment of Successor.

(a)    The Rights Agent may resign at any time by giving written notice thereof to Purchaser specifying a date when such resignation shall take effect, which notice shall be sent at least sixty (60) calendar days prior to the date so specified but in no event shall such resignation become effective until a successor Rights Agent has been appointed and accepted such appointment in accordance with Section 3.4. Purchaser has the right to remove the Rights Agent at any time by specifying a date when such removal shall take effect but no such removal shall become effective until a successor Rights Agent has been appointed and accepted such appointment in accordance with Section 3.4. Notice of such removal shall be given by Purchaser to the Rights Agent, which notice shall be sent at least sixty (60) calendar days prior to the date so specified.

(b)    If the Rights Agent provides notice of its intent to resign, is removed or becomes incapable of acting, Purchaser shall, as soon as is reasonably practicable, appoint a qualified successor Rights Agent who shall be a stock transfer agent of national reputation in the US or the corporate trust department of an international commercial bank. Notwithstanding the foregoing, if Purchaser shall fail to make such appointment within a period of sixty (60) calendar days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent, then the incumbent Rights Agent may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. The successor Rights Agent so appointed shall, forthwith upon its acceptance of such appointment in accordance with Section 3.4, become the successor Rights Agent.

(c)    Purchaser shall give notice of each resignation and each removal of a Rights Agent and each appointment of a successor Rights Agent through the facilities of DTC in accordance with DTC’s procedures (in respect of CVRs registered in the name of Cede & Co. only) and/or by mailing written notice of such event by first-class mail to the Holders as their names and addresses appear in the CVR Register. Each notice shall include the name and address of the successor Rights Agent. If Purchaser fails to send such notice within ten (10) Business Days after acceptance of appointment by a successor Rights Agent, the successor Rights Agent shall cause the notice to be transmitted at the expense of Purchaser. Failure to give any notice provided for in this Section 3.3, however, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

(d)    Notwithstanding anything else in this Section 3.3 to the contrary, unless consented to in writing by the Acting Holders, Purchaser shall not appoint as a successor Rights Agent any Person that is not a stock transfer agent of national reputation in the U.S. or the corporate trust department of an international commercial bank.

(e)    The Rights Agent will cooperate with Purchaser and any successor Rights Agent as reasonably requested in connection with the transition of the duties and responsibilities of the Rights Agent to the successor Rights Agent, including transferring the CVR Register to the successor Rights Agent.

3.4    Acceptance of Appointment by Successor. Every successor Rights Agent appointed hereunder shall execute, acknowledge and deliver to Purchaser and to the retiring Rights Agent an instrument accepting such appointment and a counterpart of this Agreement, and thereupon such successor Rights Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Rights Agent. On request of Purchaser or the successor Rights Agent, the retiring Rights Agent shall execute and deliver an instrument transferring to the successor Rights Agent all the rights, powers, trusts and duties of the retiring Rights Agent.

4.    COVENANTS

4.1    List of Holders. Promptly following the Effective Time (including from time to time following the issuance of additional CVRs, if any), Purchaser shall furnish or cause to be furnished to the Rights Agent, in a form reasonably satisfactory to the Rights Agent, the names and addresses of the Holders (including the Eligible Apple ADS Holders and the Holders who held an Apple Covered Award).

4.2    Milestone Payments. If the CVR Milestone is achieved prior to the CVR Deadline Time, Purchaser shall, promptly (but in any event no later than twenty (20) calendar days) following the delivery of the CVR Notice, deposit with the Rights Agent, for payment to the Holders in accordance with Section 2.4, the aggregate amount necessary to pay the CVR Payments to the Holders (other than holders entitled to certain Equity Award CVR Payments as set forth in Section 2.4).

4.3    Books and Records. Purchaser shall, and shall cause its Subsidiaries to, keep true, complete and accurate records in sufficient detail to enable the Holders and their consultants or professional advisors to determine the amounts payable hereunder.

4.4    Further Assurances. Purchaser agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered, all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

4.5    Commercially Reasonable Efforts. Following the Closing and until the CVR Deadline Time, Purchaser and its Subsidiaries shall use Commercially Reasonable Efforts to develop OTL-200 and achieve the CVR Milestone; it being understood, for the avoidance of doubt, that use of Commercially Reasonable Efforts does not guarantee that Purchaser will achieve the CVR Milestone by a specific date or at all. Without limiting the foregoing, neither Purchaser nor any of its controlled Affiliates shall act in bad faith for the purpose of avoiding achievement of the CVR Milestone or the payment of any CVR Payment.

5.    AMENDMENTS

5.1    Amendments without Consent of Holders.

(a)    Without the consent of any Holders or the Rights Agent, Purchaser at any time and from time to time, may enter into one or more amendments hereto, for any of the following purposes:

(i)    to evidence the succession of another Person as a successor Rights Agent and the assumption by any such successor of the covenants and obligations of the Rights Agent herein;

(ii)    to add to the covenants of Purchaser such further covenants, restrictions, conditions or provisions as Purchaser shall consider to be for the protection of the Holders; provided, that in each case, such provisions do not adversely affect the interests of the Holders;

(iii)    to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein or in the Transaction Agreement, or to make any other provisions with respect to matters or questions arising under this Agreement; provided, that in each case, such provisions do not adversely affect the interests of the Holders;

(iv)    as may be necessary or appropriate to ensure that the CVRs are not subject to registration under the 1933 Act, the 1934 Act or any applicable U.S. state securities or “blue sky” laws or require the publication of a prospectus under the Prospectus Regulation (EU) 2017/1129 (including as it has been retained in the United Kingdom by virtue of the European Union (Withdrawal) Act 2018, as amended);

(v)    to evidence the assignment of this Agreement by Purchaser as provided in Section 7.3; or

(vi)    any other amendments hereto for the purpose of adding, eliminating or changing any provisions of this Agreement, unless such addition, elimination or change is adverse to the interests of the Holders.

(b)    Without the consent of any Holders, Purchaser and the Rights Agent, at any time and from time to time, may enter into one or more amendments hereto to reduce the number of CVRs, in the event any Holder agrees to renounce such Holder’s rights under this Agreement or to transfer CVRs to Purchaser pursuant to Section 2.7.

(c)    Promptly after the execution by Purchaser and/or the Rights Agent of any amendment pursuant to the provisions of this Section 5.1, Purchaser shall transmit or cause the Rights Agent to transmit a notice thereof through the facilities of DTC in accordance with DTC’s procedures (in respect of CVRs registered in the name of Cede & Co. only) and/or by first class mail to the Holders at their addresses as they appear on the CVR Register, setting forth such amendment.

5.2    Amendments with Consent of Holders.

(a)    Subject to Section 5.1 (which amendments pursuant to Section 5.1 may be made without the consent of any Holder or the Rights Agent), with the consent of the Holders of not less than a majority of the outstanding CVRs as set forth in the CVR Register, whether evidenced in writing or taken at a meeting of the Holders, Purchaser and the Rights Agent may enter into one or more amendments hereto for the purpose of adding, eliminating or changing any provisions of this Agreement, even if such addition, elimination or change is adverse to the interest of the Holders. For the avoidance of doubt, any amendment to the defined terms incorporated by reference into this Agreement, by way of an amendment to the Transaction Agreement, shall not be given effect under this Agreement if such amendment is adverse to the interest of the Holders unless the consent of the Holders of not less than a majority of the outstanding CVRs as set forth in the CVR Register consent to such amendment.

(b)    Promptly after the execution by Purchaser and the Rights Agent of any amendment pursuant to the provisions of this Section 5.2, Purchaser shall transmit (or cause the Rights Agent to transmit) a notice thereof through the facilities of DTC in accordance with DTC’s procedures (in respect of CVRs registered in the name of Cede & Co. only) and/or by first class mail to the Holders at their addresses as they appear on the CVR Register, setting forth such amendment.

5.3    Execution of Amendments. Prior to executing any amendment permitted by this Section 5, the Rights Agent shall be entitled to receive, and shall be fully protected in relying upon, an opinion of counsel selected by Purchaser stating that the execution of such amendment is authorized or permitted by this Agreement. Each amendment to this Agreement shall be evidenced by a writing signed by the Rights Agent and Purchaser. The Rights Agent may, but is not obligated to, enter into any such amendment that affects the Rights Agent’s own rights, powers, trusts or duties under this Agreement or otherwise.

5.4    Effect of Amendments. Upon the execution of any amendment under this Section 5, this Agreement shall be modified in accordance therewith, such amendment shall form a part of this Agreement for all purposes and every Holder shall be bound thereby.

6.    REMEDIES OF THE HOLDERS

6.1    Event of Default. “Event of Default” with respect to the CVRs, means each one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of Applicable Law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority):

(a)    default in the payment by Purchaser pursuant to the terms of this Agreement of all or any part of the CVR Payment after a period of ten (10) Business Days after the CVR Payment shall become due and payable; or

(b)    material default in the performance, or breach in any material respect, of any covenant or warranty of Purchaser hereunder (other than a default in whose performance or whose breach is elsewhere in this Section 6.1 specifically dealt with), and continuance of such default or breach for a period of ninety (90) calendar days after a written notice specifying such default or breach and requiring it to be remedied is given, which written notice states that it is a “Notice of Default” hereunder and is sent by registered or certified mail to Purchaser by the Rights Agent or to Purchaser and the Rights Agent by the Acting Holders

6.2    General Enforcement of Rights of Holders. If an Event of Default occurs and is continuing (and has not been cured or waived), then, and in each and every such case, the Acting Holders, following notice in writing to Purchaser and Rights Agent, may, at their own expense, commence a proceeding to protect the rights of the Holders, including to obtain payment for any amounts then due and payable. In the event that, at any time after the Acting Holders shall have commenced such proceeding, and before any award shall have been obtained, Purchaser shall pay or shall deposit with the Rights Agent a sum sufficient to pay all amounts which shall have become due under this Agreement and such amount as shall be sufficient to cover reasonable compensation to the Rights Agent, its agents, attorneys and counsel (if any), and all Events of Default under this Agreement shall have been cured, waived or otherwise remedied as provided herein, then and in every such case the Acting Holders, by written notice to Purchaser and to the Rights Agent, shall waive all defaults that are the subject of such proceeding, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default.

6.3    Rights upon Certain Insolvency Proceedings Involving Purchaser. In the event of an insolvency, bankruptcy or similar proceeding of Purchaser, Holders shall be entitled to assert claims in such proceeding and take related actions in pursuit of such claims to seek a payment finally determined to be due and payable pursuant to Section 2.4(b) under this Agreement and has not been paid when due with respect to any payment that may be claimed by or on behalf of Purchaser or by any creditor of Purchaser. Notwithstanding any other provision in this Agreement, the right of any Holder of any CVR to receive payment of the amounts that a CVR Notice indicates are payable in respect of such CVR on or after the applicable due date, or to commence proceedings for the enforcement of any such payment on or after such due date, shall not be impaired or affected without the consent of such Holder.

7.    OTHER PROVISIONS OF GENERAL APPLICATION

7.1    Notices to the Rights Agent and Purchaser. Any notice or other communication required or permitted to be delivered to Purchaser or the Rights Agent under this Agreement shall be in writing sent via email and shall be given:

If to the Rights Agent, to it at:

[●]

With a copy to:

[●]

If to Purchaser, to it at:

Kyowa Kirin Co., Ltd.

Otemachi Financial City Grand Cube, 1-9-2 Otemachi

Chiyoda-ku, Tokyo 100-0004, Japan

Attention:    Corporate Strategy Department

Email:          ###

With a copy to:

Morrison & Foerster LLP

Shin Marunouchi Building, 29th Fl.

1-5-1, Maruinouchi, Chiyoda-ku

Attention:Gary Smith

Email:      gsmith@mofo.com

or to such other email address as such party may hereafter specify for the purpose by like notice to the other party hereto. All such notices, requests and other communications shall be deemed received on the date of dispatch by the sender thereof (to the extent that no “bounce back”, “out of office” or similar message indicating non-delivery is received with respect thereto), in each case to the required recipient as set forth above, if such dispatch is made on a Business Day by 5:00 p.m. in the local time of the intended recipient or, if made on a Business Day after 5:00 p.m. in the local time of the intended recipient, such notice, request or communication shall be deemed to have been received on the next succeeding Business Day.

7.2    Notice to Holders. Where this Agreement provides for notice to Holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and transmitted through the facilities of DTC in accordance with DTC’s procedures (in respect of CVRs registered in the name of Cede & Co. only) and/or mailed, first-class postage prepaid, to each Holder affected by such event, at the Holder’s address as it appears in the CVR Register, not later than the latest date, and not earlier than the earliest date, if any, prescribed for the giving of such notice.

7.3    Purchaser Successors and Assigns. Purchaser may assign, in its sole discretion and without the consent of any other party, any or all of its rights, interests and obligations hereunder to one or more of its controlled Affiliates (each, an “Assignee”) and any such Assignee may thereafter assign, in its sole discretion and without the consent of any other party, any or all of its rights, interests and obligations hereunder to one or more additional Assignees (as defined in the foregoing parenthetical); provided, however, that in connection with any assignment to an Assignee, Purchaser shall remain primarily liable for the performance of every obligation, agreement and covenant of this Agreement on the part of Purchaser to be performed or observed, and that such assignment would not be adverse to the Holders. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the parties hereto and their respective successors and assigns. Subject to compliance with the requirements set forth in this Section 7.3 relating to assignments, this Agreement shall not restrict Purchaser’s, any Assignee’s or any of their respective successors’ ability to merge or consolidate with, or sell, issue, license or dispose of its stock or other equity interests or assets to, any other Person, or spin-off or split-off. Each of Purchaser’s successors (including following a Change of Control) and each Assignee shall, by a supplemental contingent consideration payment agreement or other acknowledgement executed and delivered to the Rights Agent, expressly assume payment of amounts on all of the CVRs and the performance of every obligation, agreement and covenant of this Agreement on the part of Purchaser to be performed or observed. The Rights Agent may not assign this Agreement without Purchaser’s written consent. Any attempted assignment of this Agreement or of any rights, interests or obligations in violation of this Section 7.3 shall be null and void ab initio and of no effect.

7.4    No Third Party Beneficiaries. Nothing in this Agreement, express or implied, shall give to any Person (other than the parties hereto, the Holders and their permitted successors and assigns hereunder, subject to the limitations set forth herein) any benefit or any legal or equitable right, remedy or claim under this Agreement or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto, the Holders and their permitted successors and assigns. The Holders shall have no rights hereunder except as are expressly set forth herein. Without limitation of the rights of the Rights Agent set forth herein, the Acting Holders will have the sole right, on behalf of all Holders, to institute (or direct the Rights Agent to institute) any action or proceeding with respect to this Agreement, and no individual Holder or other group of Holders will be entitled to exercise such rights (provided that the foregoing shall not limit the ability of an individual Holder to seek a payment due from the applicable party pursuant to Section 2.4(b) solely to the extent such payment has been finally determined to be due and payable under this Agreement and has not been paid when due). Acting Holders acting pursuant to the preceding sentence on behalf of all Holders shall have no liability to the other Holders for such actions.

7.5    Governing Law.

(a)    This Agreement, the CVRs and all disputes, claims, actions, suits or proceedings based upon, arising out of or related to this Agreement, the CVRs or the transactions contemplated hereby, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules or principles that would result in the application of the law of any other state or jurisdiction.

(b)    Each of the parties hereto irrevocably and unconditionally agrees that any legal action or proceeding with respect to this Agreement, the CVRs, the transactions contemplated hereby or the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement, the CVRs, the transactions contemplated hereby or the rights and obligations arising hereunder brought by any other party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, solely if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each of the parties hereto hereby irrevocably and unconditionally submits with regard to any such action or proceeding for itself and in respect of its property to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts, (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by Applicable Law, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. To the fullest extent permitted by Applicable Law, each of the parties hereto hereby consents to the service of process in accordance with Section 7.1 and Section 7.2 in any action relating to this Agreement, the CVRs or any of the transactions contemplated by this Agreement; provided, that nothing herein shall affect the right of any party to serve legal process in any other manner permitted by Applicable Law.

(c)    EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE CVRS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE CVRS, THE TRANSACTION OR THE OTHER TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF

LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.5(C).

7.6    Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement shall continue in full force and effect and the application of such provision to other Persons or circumstances shall be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such illegal, void or unenforceable provision.

7.7    Termination. This Agreement shall be terminated and of no force or effect, the parties hereto shall have no liability hereunder (other than with respect to monies due and owing by Purchaser to Rights Agent), and no payments shall be required to be made, upon the earliest to occur of (a) the payment of the full amount of the potential CVR Payment required to be paid under the terms of this Agreement pursuant to Section 2.4, (b) the termination of the Transaction Agreement in accordance with its terms prior to the occurrence of the Effective Time and (c) sixty (60) calendar days following the CVR Deadline Time. Notwithstanding the foregoing, no such termination shall affect any rights or obligations accrued prior to the effective date of such termination (including in respect of breaches of this Agreement by Purchaser prior to such termination) or this Section 6, which shall survive the termination of this Agreement, or the resignation, replacement or removal of the Rights Agent.

7.8    Relationship of the Parties. Neither party hereto is a fiduciary or agent of the other. Under no circumstance shall either party hereto (i) be deemed to be a fiduciary or agent of the other or (ii) have the right to bind the other party hereto as its agent, in each case, by reason of this Agreement or for any other purpose.

7.9    Entire Agreement; Counterparts. This Agreement and the Transaction Agreement constitute the entire agreement and supersede all contemporaneous and prior agreements and understandings, both written and oral, among or between the parties hereto, with respect to the subject matter hereof and thereof. If and to the extent that any provision of this Agreement is inconsistent or conflicts with the Transaction Agreement, this Agreement shall govern and be controlling. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by .PDF shall be sufficient to bind the Parties to the terms and conditions of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its duly authorized officers as of the day and year first above written.

Kyowa Kirin Co., Ltd.

By:
Name:
Title:

[RIGHTS AGENT]

By:
Name:
Title:

Annex B

FORM OF SCHEME OF ARRANGEMENT

See the section entitled “Scheme of Arrangement” beginning on page 108 of the accompanying proxy statement.

B-1

Annex C

FORM OF SCHEME IMPLEMENTATION PROPOSAL

See the section entitled “The General Meeting” beginning on page 43 of the accompanying proxy statement.

C-1

Annex D

Guggenheim Securities, LLC 330 Madison Avenue New York, New York 10017 GuggenheimPartners.com

October 4, 2023

The Board of Directors

Orchard Therapeutics plc

245 Hammersmith Road

London W6 8PW

United Kingdom

Members of the Board:

We understand that Orchard Therapeutics plc, a public limited company incorporated under the laws of England and Wales with registered number 11494381 (“Apple”), and Kyowa Kirin Co., Ltd., a Japanese joint stock company (kabushiki kaisha) (the “Purchaser”), intend to enter into the Transaction Agreement, to be dated as of October 5, 2023 (the “Agreement”), pursuant to which the Purchaser (and/or Kyowa Kirin International plc or any other direct or indirect subsidiary of the Purchaser) will acquire the entire issued and to be issued share capital of Apple pursuant to a scheme of arrangement to be made under Part 26 of the United Kingdom Companies Act 2006, the form of which is attached as an annex to the Agreement (the “Scheme of Arrangement”), upon the terms and subject to the conditions set forth in the Agreement. As more fully described in the Agreement, the Scheme of Arrangement and the Contingent Value Rights Agreement, the form of which is attached as an annex to the Agreement (the “CVR Agreement”), at the Effective Time, the Purchaser will acquire each of Apple’s non-voting ordinary shares, with a nominal value of £0.10 per share, and each of Apple’s voting ordinary shares, with a nominal value of £0.10 per share, which, in each case, shall include the shares held by the Depositary (or a Depositary Custodian under the Deposit Agreement and underlying the Apple ADSs (as defined below)) (collectively, the “Scheme Shares”) from the Scheme Shareholders (as defined below) (the “Transaction”), in exchange for the right to receive, in respect of each Scheme Share, (i) $1.60 in cash, without interest (the “Cash Consideration”), and (ii) one contractual contingent value right representing the right to receive a contingent payment equal to $0.10 in cash payable upon the achievement of the CVR Milestone (as defined in the CVR Agreement) on the terms and subject to the conditions of the CVR Agreement (each, a “CVR” and, together with the Cash Consideration, the “Transaction Consideration”).

In addition, as more fully described in the Agreement, the CVR Agreement, the Scheme of Arrangement and the Deposit Agreement, immediately following the Effective Time and as an indirect consequence of the Scheme of Arrangement, the holders of American depositary shares of Apple, with each such American depositary share representing ten (10) Apple Ordinary Shares (the “Apple ADSs”), shall cease to have any rights with respect to the Apple ADSs, except for the right to receive, for each Apple ADS, (i) $16.00 in cash, without interest, and (ii) ten (10) CVRs.

Capitalized terms used but not defined herein shall have the meaning attributed to them in the Agreement. The terms and conditions of the Transaction are more fully set forth in the Agreement, the CVR Agreement and the Scheme of Arrangement.

You have asked us to render our opinion as to whether the Transaction Consideration is fair, from a financial point of view, to the holders of Scheme Shares whose names appear in the register of members of Apple at the Scheme Record Time (the “Scheme Shareholders”).

In connection with rendering our opinion, we have:

◾	Reviewed a draft of the Agreement, dated as of October 5, 2023, including the form of the CVR Agreement and the form of the Scheme of Arrangement, each attached as an annex thereto;

The Board of Directors

Orchard Therapeutics plc

October 4, 2023

◾	Reviewed certain publicly available business and financial information regarding Apple;

◾

Reviewed certain non-public business and financial information regarding Apple’s business and future prospects (including certain probability-adjusted financial projections for Apple on a stand-alone basis for the years ending December 31, 2023 through December 31, 2042 (the “Apple-Provided Financial Projections”) and certain other estimates and other forward-looking information), all as prepared by, discussed with and approved for our use by Apple’s senior management (collectively, the “Apple-Provided Information”);

◾

Discussed with Apple’s senior management their strategic and financial rationale for the Transaction as well as their views of Apple’s business, operations, historical and projected financial results, liquidity, funding needs, access to capital and future prospects (including, without limitation, their assumptions as to the expected amounts, timing and pricing of future issuances of equity in Apple) and the commercial, competitive and regulatory dynamics in the biopharmaceutical sector (including assumptions regarding the probability and timing of achievement of the CVR Milestone);

◾	Performed financing-adjusted discounted cash flow analyses based on the Apple-Provided Financial Projections;

◾	Reviewed the valuation and financial metrics and acquisition premia associated with certain mergers and acquisitions that we deemed relevant in evaluating the Transaction;

◾	Reviewed the historical prices, trading multiples and trading activity of the Apple ADSs;

◾

Compared the financial performance of Apple and the trading multiples and trading activity of the Apple ADSs with corresponding data for certain other publicly traded companies that we deemed relevant in evaluating Apple; and

◾	Conducted such other studies, analyses, inquiries and investigations and considered such other factors and information as we deemed appropriate.

With respect to the information used in arriving at our opinion:

◾

We have relied upon and assumed the accuracy, completeness and reasonableness of all industry, business, financial, legal, regulatory, tax, accounting, actuarial and other information provided by or discussed with Apple (including, without limitation, the Apple-Provided Information) or obtained from public sources, data suppliers and other third parties.

◾

We (i) do not assume any responsibility, obligation or liability for the accuracy, completeness, reasonableness, achievability or independent verification of, and we have not independently verified, any such information (including, without limitation, the Apple-Provided Information), (ii) express no view or opinion regarding (a) the reasonableness or achievability of the Apple-Provided Financial Projections, any other estimates or any other forward-looking information provided by Apple or the assumptions upon which any of the foregoing are based or (b) the reasonableness of the probability adjustments reflected in the Apple-Provided Financial Projections and (iii) have relied upon the assurances of Apple’s senior management that they are unaware of any facts or circumstances that would make the Apple-Provided Information incomplete, inaccurate or misleading.

◾

We (i) (a) have been advised by Apple’s senior management, and have assumed, that the Apple-Provided Financial Projections (including the probability adjustments reflected therein and the expected development and commercialization of Apple’s products and product candidates) have been reasonably prepared on bases reflecting the best currently available estimates and judgments of Apple’s senior management as to the expected future performance of Apple on a stand-alone basis and (b) have assumed that the Apple-Provided Financial Projections have been reviewed by Apple’s Board of

The Board of Directors

Orchard Therapeutics plc

October 4, 2023

Directors with the understanding that such information will be used and relied upon by us in connection with rendering our opinion and (ii) have assumed that any financial projections / forecasts, any other estimates and/or any other forward-looking information obtained from public sources, data suppliers and other third parties are reasonable and reliable.

During the course of our engagement, we were asked by Apple’s Board of Directors to solicit indications of interest from various potential strategic acquirors regarding a potential extraordinary corporate transaction with or involving Apple, and we have considered the results of such solicitation process in rendering our opinion.

In arriving at our opinion, we have not performed or obtained any independent appraisal of the assets or liabilities (including any contingent, derivative or off-balance sheet assets and liabilities) of Apple or any other entity or the solvency or fair value of Apple or any other entity, nor have we been furnished with any such appraisals. We are not legal, regulatory, tax, consulting, accounting, appraisal or actuarial experts and nothing in our opinion should be construed as constituting advice with respect to such matters; accordingly, we have relied on the assessments of Apple’s senior management and other professional advisors with respect to such matters. We are not expressing any view or rendering any opinion regarding the tax consequences of the Transaction to Apple or its securityholders.

In rendering our opinion, we have assumed that, in all respects meaningful to our analyses, (i) the final executed form of the Agreement, the CVR Agreement and the Scheme of Arrangement will not differ from the drafts that we have reviewed, (ii) Apple and the Purchaser will comply with all terms and provisions of the Agreement, the CVR Agreement and the Scheme of Arrangement and (iii) the representations and warranties of Apple and the Purchaser contained in the Agreement are true and correct and all conditions to the obligations of each party to the Agreement, the CVR Agreement and the Scheme of Arrangement to consummate the Transaction will be satisfied without any waiver, amendment or modification thereof. We also have assumed that (i) the Transaction will be consummated in a timely manner in accordance with the terms of the Agreement (including the CVR Agreement and the Scheme of Arrangement, as applicable) and in compliance with all applicable legal and other requirements, without any delays, limitations, restrictions, conditions, waivers, amendments or modifications (regulatory, tax-related or otherwise) that would have an effect on Apple or the Transaction in any way meaningful to our analyses or opinion and (ii) the conditions for the payment of the CVR Consideration will occur and the CVR Consideration will be paid to each Scheme Shareholder, in each case, as provided in the Agreement, the CVR Agreement and the Scheme of Arrangement.

In rendering our opinion, we do not express any view or opinion as to (i) the price or range of prices at which the Apple ADSs or other securities or financial instruments of or relating to Apple may trade or otherwise be transferable at any time, including subsequent to the announcement or consummation of the Transaction, (ii) the potential effects of volatility in the credit, financial or equity markets on Apple, any such securities or other financial instruments, the Transaction or the financing thereof or (iii) the impact of the Transaction on the solvency or viability of Apple or the Purchaser to pay their respective obligations when they come due.

We have acted as a financial advisor to Apple in connection with the Transaction and will receive a customary fee for such services, a substantial portion of which is payable upon successful consummation of the Transaction and a portion of which is payable upon the rendering of our opinion. In addition, Apple has agreed to reimburse us for certain expenses and to indemnify us against certain liabilities arising out of our engagement.

As previously disclosed, aside from our current engagement by Apple and our engagement as Apple’s sole placement agent in connection with its private placement of ordinary shares and warrants in March 2023 (for which we have received customary fees), we have not been previously engaged during the past two years by Apple, nor have we been previously engaged during the past two years by the Purchaser, to provide financial

The Board of Directors

Orchard Therapeutics plc

October 4, 2023

advisory or investment banking services for which we received fees. We may in the future seek to provide Apple and the Purchaser and their respective affiliates with financial advisory and investment banking services unrelated to the Transaction, for which services we would expect to receive compensation.

We and our affiliates and related entities engage in a wide range of financial services activities for our and their own accounts and the accounts of customers, including, but not limited to: asset, investment and wealth management; insurance services; investment banking, corporate finance, mergers and acquisitions and restructuring; merchant banking; fixed income and equity sales, trading and research; and derivatives, foreign exchange and futures. In the ordinary course of these activities, we and our affiliates and related entities may (i) provide such financial services to Apple, the Purchaser, any other participants in the Transaction and their respective affiliates, for which services we and our affiliates and related entities may have received, and may in the future receive, compensation and (ii) directly and indirectly hold long and short positions, trade and otherwise conduct such activities in or with respect to loans, debt and equity securities and derivative products of or relating to Apple, the Purchaser, any other participants in the Transaction and their respective affiliates. Furthermore, we and our affiliates and related entities and our or their respective directors, officers, employees, consultants and agents may have investments in Apple, the Purchaser, other participants in the Transaction and their respective affiliates.

Consistent with applicable legal and regulatory guidelines, we have adopted certain policies and procedures to establish and maintain the independence of our research departments and personnel. As a result, our research analysts may hold views, make statements or investment recommendations and publish research reports with respect to Apple, the Purchaser, any other participants in the Transaction and their respective affiliates and the Transaction that differ from the views of our investment banking personnel.

Our opinion has been provided to Apple’s Board of Directors (in its capacity as such) for its information and assistance in connection with its evaluation of the Transaction Consideration. Our opinion is not intended to be used or relied upon for any other purpose or by any other person or entity and may not be disclosed publicly, made available to third parties or reproduced, disseminated, quoted from or referred to at any time, in whole or in part, without our prior written consent; provided, however, that this letter may be included in its entirety in any proxy statement to be distributed to the Apple Shareholders and the Scheme Shareholders in connection with the Transaction.

Our opinion and any materials provided in connection therewith do not constitute a recommendation to Apple’s Board of Directors with respect to the Transaction, nor does our opinion or any summary of our underlying analyses constitute advice or a recommendation to any Apple Shareholder or Scheme Shareholder as to how to vote or act in connection with the Transaction or otherwise. Our opinion does not address Apple’s underlying business or financial decision to pursue or effect the Transaction, the relative merits of the Transaction as compared to any alternative business or financial strategies that might exist for Apple, any financing of the Transaction or the effects of any other transaction in which Apple might engage. Our opinion addresses only the fairness, from a financial point of view and as of the date hereof, of the Transaction Consideration to the Scheme Shareholders to the extent expressly specified herein. We do not express any view or opinion as to (i) any other term, aspect or implication of (a) the Transaction (including, without limitation, the form or structure of the Transaction), the Agreement, the CVR Agreement or the Scheme of Arrangement or (b) any other agreement, transaction document or instrument contemplated by the Agreement or to be entered into or amended in connection with the Transaction, including the CVR Agreement and the Scheme of Arrangement, (ii) the likelihood or probability of the achievement or satisfaction of the CVR Milestone necessary for the CVR Consideration to be paid in accordance with the CVR Agreement or (iii) the fairness, financial or otherwise, of the Transaction to, or of any consideration to be paid to or received by, the holders of any class of securities (other than as expressly specified herein), creditors, employees or other constituencies of Apple. F

The Board of Directors

Orchard Therapeutics plc

October 4, 2023

urthermore, we do not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation payable to or to be received by any of Apple’s directors, officers or employees, or any class of such persons, in connection with the Transaction relative to the Transaction Consideration or otherwise.

Our opinion has been authorized for issuance by our Fairness Opinion and Valuation Committee. Our opinion is subject to the assumptions, limitations, qualifications and other conditions contained herein and is necessarily based on economic, business, capital markets and other conditions, and the information made available to us, as of the date hereof. We assume no responsibility for updating or revising our opinion based on facts, circumstances or events occurring after the date hereof.

Based on and subject to the foregoing, it is our opinion that, as of the date hereof, the Transaction Consideration is fair, from a financial point of view, to the Scheme Shareholders.

Very truly yours,

GUGGENHEIM SECURITIES, LLC

Tim Sensitive Materials

Depositary’s Notice of

Court Meeting and General Meeting

for

Orchard Therapeutics plc

ADSs:	American Depositary Shares.
ADS CUSIP No.:	68570P200.*
ADS Record Date:	November 16, 2023.
Meeting Specifics:

Court Meeting – December 19, 2023 at 2:00 pm (London time).

General Meeting – December 19 at 2:15 pm (London time) (or as soon thereafter as the Court Meeting shall have been concluded or adjourned) at 245 Hammersmith Road, 3rd Floor, London, England W6 8PW, United Kingdom (collectively, the “Meetings”).

Meeting Agenda:	Please refer to the “Notice of Court Meeting” and “Notice of General Meeting of Orchard Therapeutics plc” attached to the proxy statement published by Orchard on November 16, 2023 (the “Proxy Statement”).
ADS Voting Instructions Deadline:	On or before 10:00 A.M. (New York City time) on December 13, 2023.
Deposited Securities:	Ordinary shares, par value £0.10 per share (the “Shares”), in the capital of Orchard Therapeutics plc, a public limited company incorporated under the laws of England and Wales (the “Company”).
Share-to-ADS Ratio:	Ten (10) Shares to one (1) ADS.
Depositary:	Citibank, N.A.
Custodian of Deposited Securities:	Citibank, N.A. (London).
Deposit Agreement:	Deposit Agreement, dated as of November 2, 2018, and as amended by Amendment No. 1 to the Deposit Agreement, dated as of March 10, 2023, by and among the Company, the Depositary and all holders and beneficial owners of the Orchard ADSs issued thereunder.

245 Hammersmith Road, 3rd Floor, London,

England W6 8PW, United Kingdom

*ADS CUSIP No. is provided as a convenience only and without any liability for accuracy.

To be counted, your Voting Instructions need to be received by the

Depositary prior to 10:00 A.M. (New York City time) on December 13, 2023.

1

The Company has announced that the Meetings will be held at the date, time and in the manner identified above. A copy of the Scheme Circular containing the Notices of the Court Meeting and the General Meeting and other relevant documents can be retrieved at the Company’s website https://ir.orchard-tx.com/financial-information/sec-filings. The information with respect to the Meetings and the ADS Voting Instructions contained herein and in any related materials may change after the date hereof as a result of a change in circumstances (e.g., an adjournment or cancellation of the Meetings, and change in manner of holding the Meetings). The Company intends to announce any changes and updates only on its website https://ir.orchard-tx.com/financial-information/sec-filings. We encourage you to check the referenced Company website for any updates to the information with respect to the Meeting and the ADS Voting Instructions.

As set forth in Section 4.10 of the Deposit Agreement, Holders of record of ADSs, as of the close of business on the ADS Record Date, will be entitled, subject to applicable law, the provisions of the Deposit Agreement, the Articles of Association of the Company, and the provisions of the Deposited Securities, to vote, or cause the Custodian to vote, the Deposited Securities (in person or by proxy) represented by such Holder’s ADSs.

Holders of ADSs wishing to give Voting Instructions to the Depositary must sign, complete, and return the enclosed Voting Instructions prior to the ADS Voting Instructions Deadline in the enclosed pre-addressed envelope.

The Depositary has been advised by the Company that the Articles of Association, provide that voting at any meeting of shareholders is by show of hands unless a poll is demanded. The Depositary will not join in demanding a poll, whether or not requested to do so by Holders of ADSs. Under the Articles of Association, a poll may be demanded by (i) the chairman of the general meeting; (ii) by at least two members of the Company present in person (or by proxy) or in the case of a member being a corporation by its duly authorized representative or by proxy and, in each case, for the time being entitled to vote at the meeting; (iii) by any member of members of the Company present in person (or by proxy) or in the case of a member being a corporation by its duly authorized representative or by proxy and, in each case, for the time being entitled to vote at the meeting representing at least one-tenth of the total voting rights of all the members having the right to vote at the meeting and/or one tenth of the aggregate sum of the total sum paid up on all shares of the Company; or (iv) by any member or members of the Company present in person (or by proxy) or in the case of a member being a corporation by its duly authorized representative or by proxy and, in each case, holding shares conferring a right to vote at the meeting, being shares on which an aggregate sum has been paid up equal to at least one-tenth of the total sum paid up on all the shares conferring that right.

Voting instructions may be given only in respect of a number of ADSs representing an integral number of Deposited Securities. Upon the timely receipt from a Holder of ADSs as of the ADS Record Date of voting instructions in the manner specified by the Depositary, the Depositary shall endeavor, insofar as practicable and permitted under any applicable law, the provisions of the Deposit Agreement, the Articles of Association of the Company and the provisions of the Deposited Securities, to vote, or cause the Custodian to vote, the Deposited Securities (in person or by proxy) represented by such Holder’s ADSs as follows: (i) in the event voting takes place at a shareholders’ meeting by show of hands, the Depositary will instruct the Custodian to vote all Deposited Securities in accordance with the voting instructions received from a majority of Holders of ADSs who provided voting instructions and (ii) in the event voting takes place at a shareholders’ meeting by poll, the Depositary will instruct the Custodian to vote the Deposited Securities in accordance with the voting instructions received from the Holders of ADSs. If the Depositary does not receive voting instructions from a Holder as of the ADS Record Date on or before the date established by the Depositary for such purpose, such Holder shall be deemed, and the Depositary shall deem such Holder, to have instructed the Depositary to give a discretionary proxy to a person designated by the Company to vote the Deposited Securities; provided, however, that no such discretionary proxy shall be given by the Depositary with respect to any matter to be voted upon as to which the Company informs the Depositary that (a) the Company does not wish such proxy to be given, (b) substantial opposition exists, or (c) the rights of holders of Deposited Securities may be adversely affected.

2

Deposited Securities represented by ADSs for which no timely voting instructions are received by the Depositary from the Holder shall not be voted (except by discretionary proxy, if applicable). Neither the Depositary nor the Custodian shall under any circumstances exercise any discretion as to voting and neither the Depositary nor the Custodian shall vote, attempt to exercise the right to vote, or in any way make use of, for purposes of establishing a quorum or otherwise, the Deposited Securities represented by ADSs, except pursuant to and in accordance with the voting instructions timely received from Holders or as otherwise contemplated herein. If the Depositary timely receives voting instructions from a Holder which fail to specify the manner in which the Depositary is to vote the Deposited Securities represented by such Holder’s ADSs, the Depositary will deem such Holder to have instructed the Depositary to vote in favor of the items set forth in such voting instructions.

Notwithstanding anything else contained herein, the Depositary shall, if so requested in writing by the Company, represent all Deposited Securities (whether or not voting instructions have been received in respect of such Deposited Securities from Holders as of the ADS Record Date) for the sole purpose of establishing quorum at a meeting of shareholders.

The information contained herein with respect to the Meeting has been provided by the Company. Citibank, N.A. is forwarding this information to you solely as Depositary and in accordance with the terms of the Deposit Agreement and disclaims any responsibility with respect to the accuracy of such information. Citibank, N.A. does not, and should not be deemed to, express any opinion with respect to the proposals to be considered at the Meeting. The rights and obligations of Holders and Beneficial Owners of ADSs, the Company, and the Depositary are set forth in its entirety in the Deposit Agreement and summarized in the ADRs. If you wish to receive a copy of the Deposit Agreement, please contact the Depositary at the number set forth below.

If you have any questions about the way in which Voting Instructions may be delivered to the Depositary, please contact Citibank, N.A. – ADR Shareholder Services at (877) 248-4237.

Citibank, N.A., as Depositary

3

Court Meeting and General Meeting

The Voting Instructions must be signed, completed and at the indicated address prior to

10:00 A.M. (New York City time) on December 13, 2023 for action to be taken.

2023 VOTING INSTRUCTIONS	AMERICAN DEPOSITARY SHARES

Orchard Therapeutics plc (the “Company”)

ADS CUSIP No.:	68570P200.*
ADS Record Date:	November 16, 2023.
Meeting Specifics:	Court Meeting – December 19, 2023 at 2:00 pm (London time).
General Meeting – December 19 at 2:15 pm (London time) (or as soon thereafter as the Court Meeting shall have been concluded or adjourned) at 245 Hammersmith Road, 3rd Floor, London, England W6 8PW, United Kingdom (collectively, the “Meetings”).
Meeting Agenda:	Please refer to the “Notice of Court Meeting” and “Notice of General Meeting of Orchard Therapeutics plc” attached to the proxy statement published by Orchard on November 16, 2023 (the “Proxy Statement”).
Depositary:	Citibank, N.A.
Deposit Agreement:	Deposit Agreement, dated as of November 2, 2018, and as amended by Amendment No. 1 to the Deposit Agreement, dated as of March 10, 2023, by and among the Company, the Depositary and all holders and beneficial owners of the Orchard ADSs issued thereunder.
Deposited Securities:	Ordinary shares, par value £0.10 per share (the “Shares”), in the capital of the Company.
Custodian:	Citibank, N.A. (London).

*ADS CUSIP No. is provided as a convenience only and without any liability for accuracy.

The undersigned holder, as of the ADS Record Date, of the American Depositary Share(s) issued under the Deposit Agreement and identified above, acknowledges receipt of a copy of the Depositary’s Notice of the Court Meeting and the General Meeting and hereby authorizes and directs the Depositary to cause to be voted at the Meetings (and any adjournment or postponement thereof) the Deposited Securities represented by the ADSs in the manner indicated on the reverse side hereof. All capitalized terms not defined herein shall have the meaning given to such term in the Deposit Agreement. The information with respect to the Meetings and the ADS Voting Instructions contained herein and in any related materials may change after the date hereof as a result of a change in circumstances (e.g., an adjournment or cancellation of the Meetings, and change in manner of holding the Meetings). The Company intends to announce any changes and updates only on its website https://ir.orchard-tx.com/financial-information/sec-filings. We encourage you to check the referenced Company website for any updates to the information with respect to the Meetings and the ADS Voting Instructions.

The Depositary has been advised by the Company that the Articles of Association, provide that voting at any meeting of shareholders is by show of hands unless a poll is demanded. The Depositary will not join in demanding a poll, whether or not requested to do so by Holders of ADSs. Under the Articles of Association, a poll may be demanded by (i) the chairman of the general meeting; (ii) by at least two members of the Company present in person (or by proxy) or in the case of a member being a corporation by its duly authorized representative or by proxy and, in each case, for the time being entitled to vote at the meeting; (iii) by any member of members of the Company present in person (or by proxy) or in the case of a member being a corporation by its duly authorized representative or by proxy and, in each case, for the time being entitled to vote at the meeting representing at least one-tenth of the total voting rights of all the members having the right to vote at the meeting and/or one tenth of the aggregate sum of the total sum paid up on all shares of the Company; or (iv) by any member or members of the Company present in person (or by proxy) or in the case of a member being a corporation by its duly authorized representative or by proxy and, in each case, holding shares conferring a right to vote at the meeting, being shares on which an aggregate sum has been paid up equal to at least one-tenth of the total sum paid up on all the shares conferring that right.

Voting instructions may be given only in respect of a number of ADSs representing an integral number of Deposited Securities. Upon the timely receipt from a Holder of ADSs as of the ADS Record Date of voting instructions in the manner specified by the Depositary, the Depositary shall endeavor, insofar as practicable and permitted under any applicable law, the provisions of the Deposit Agreement, the Articles of Association of the Company and the provisions of the Deposited Securities, to vote, or cause the Custodian to vote, the Deposited Securities (in person or by proxy) represented by such Holder’s ADSs as follows: (i) in the event voting takes place at a shareholders’ meeting by show of hands, the Depositary will instruct the Custodian to vote all Deposited Securities in accordance with the voting instructions received from a majority of Holders of ADSs who provided voting instructions and (ii) in the event voting takes place at a shareholders’ meeting by poll, the Depositary will instruct the Custodian to vote the Deposited Securities in accordance with the voting instructions received from the Holders of ADSs. If the Depositary does not receive voting instructions from a Holder as of the ADS Record Date on or before the date established by the Depositary for such purpose, such Holder shall be deemed, and the Depositary shall deem such Holder, to have instructed the Depositary to give a discretionary proxy to a person designated by the Company to vote the Deposited Securities; provided, however, that no such discretionary proxy shall be given by the Depositary with respect to any matter to be voted upon as to which the Company informs the Depositary that (a) the Company does not wish such proxy to be given, (b) substantial opposition exists, or (c) the rights of holders of Deposited Securities may be adversely affected.

Please indicate on the reverse side hereof how the Deposited Securities are to be voted. An explanation of each of the proposed resolutions can be found in the Scheme Circular containing the Company’s Notices of the Court Meeting and the General Meeting, which is available at https://ir.orchard-tx.com/financial-information/sec-filings.

The Voting Instructions must be marked, signed and returned on time in order to be counted.

By signing on the reverse side hereof, the undersigned represents to the Depositary and the Company that the undersigned is duly authorized to give the voting instructions contained therein.

Court Meeting

Resolution

1.	Approval of the Scheme of Arrangement

General Meeting

Special Resolution

1.	Scheme Implementation Proposal

Ordinary Resolution

1.	Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements

The Company has informed the Depositary that voting will take place by poll.

The Company has advised the Depositary that its Board recommends that Holders of ADS vote FOR the Scheme at the Court Meeting and vote FOR both the Special Resolution and the Ordinary Resolution to be proposed at the General Meeting.

Issues	Orchard Therapeutics plc

				For	Against	Abstain
Court Meeting	For	Against	General Meeting

Resolution 1	☐	☐	Special Resolution 1

Ordinary Resolution 1
				☐	☐	☐

				☐	☐	☐

 Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

If this Voting Instructions Card is signed and timely returned to the Depositary but no specific direction as to voting is marked above as to an issue, the undersigned shall be deemed to have directed the Depositary to give voting instructions “FOR” the unmarked issue.

If these Voting Instructions are signed and timely returned to the Depositary but multiple specific directions as to voting are marked above as to an Issue, the undersigned shall be deemed to have directed the Depositary to give an “ABSTAIN” Voting Instruction for such Issue.

Please be sure to sign and date this Voting Instructions Card.

Please sign your name to the Voting Instructions exactly as printed. When signing in a fiduciary or representative capacity, give full title as such. Where more than one owner, each MUST sign. A Voting Instructions Card executed by a corporation should be in the full name of a duly authorized officer with full title as such.

Signature 1 - Please keep signature within the line	Signature 2 - Please keep signature within the line	Date (mm/dd/yyyy)

/ /

ATTENDANCE CARD FOR THE GENERAL MEETING A General Meeting of Orchard Therapeutics plc (the “Company”) will be held on 19 December 2023 at 2:15 p.m. (London time) (or as soon thereafter as the Court Meeting concludes or is adjourned) at 245 Hammersmith Road, 3rd Floor, London W6 8PW, United Kingdom. Attendance If you wish to attend the General Meeting, please sign this attendance card and present it at the registration desk to authenticate your right to attend. You will receive a poll card at the General Meeting after registering at the registration desk. It is intended that the resolutions voted upon at the General Meeting will be subject to a poll (rather than a show of hands) which means that an Orchard Voting Ordinary Shareholder has one vote for every Orchard Voting Ordinary Share held. The voting procedure will be explained at the General Meeting. You are encouraged to complete and return the Form of Proxy that accompanies this attendance card even if you wish to attend the General Meeting. Doing so will not prevent you from attending, voting or speaking in person at such meeting, but will ensure that your vote is counted if you are unable to attend. If you are unable to attend the General Meeting, you are entitled to appoint another person or persons as your proxy to exercise all or any of your rights to attend the meeting and to vote and speak on your behalf. You may register your proxy appointment(s) and voting instructions online or by returning the Form of Proxy that accompanies this attendance card. Please see the explanatory notes on the back of this card for further details. Shareholder Reference Number Signature of person attending Date FORM OF PROXY ORCHARD THERAPEUTICS PLC—GENERAL MEETING Before completing the Form of Proxy below, please read carefully the Notice of General Meeting set out in the Scheme Document which has been sent to shareholders and the explanatory notes set out overleaf. A general meeting of Orchard Therapeutics plc (the “Company”) for the purpose of giving effect to the scheme of arrangement (the “Scheme”) as set out in the proxy statement of the Company dated 15 November 2023 (the “Scheme Document”) between the Company and the Scheme Shareholders (as defined in the Scheme Document) will be held on 19 December 2023 at 2:15 p.m. (London time) (or as soon thereafter as the Court Meeting (as defined in the Scheme Document) convened for the same day has concluded or been adjourned) at 245 Hammersmith Road, 3rd Floor, London W6 8PW, United Kingdom (the “General Meeting”) at which place and time the holders of the Company’s ordinary voting shares (the “Orchard Voting Ordinary Shares”) are requested to attend either in person or by proxy. Voting ID Task ID Shareholder Reference Number Please complete in black ink I/We, being a holder of Orchard Voting Ordinary Shares entitled to attend, speak and vote at the General Meeting, hereby appoint the Chair of the General Meeting OR the following person as my/our proxy to attend, speak and vote for me/us on my/our behalf over the following number of Orchard Voting Ordinary Shares: Name of proxy1 Number of Orchard Voting Ordinary Shares2 at the General Meeting and at any adjournment thereof. The proxy is to vote as instructed in respect of the special resolution and ordinary resolution set out below. Note 1: If you do not wish to appoint the Chair of the General Meeting as your proxy, add in block capitals the name of your chosen proxy in the empty box above. Please leave the box empty if you wish to appoint the Chair of the General Meeting as your proxy. Note 2: Please leave the box empty if you wish to appoint a proxy in relation to all of your Orchard Voting Ordinary Shares (see Note 10 overleaf). Tick box if one of a multiple proxy appointment. For the appointment of more than one proxy, please refer to Note 10 overleaf. IMPORTANT: Please indicate with an “X” in the appropriate box how you wish the proxy to vote. Joint shareholders should refer to Note 12 overleaf. Special resolution For Against Vote Withheld 1. To implement the Scheme, as set out in the Notice of General Meeting, including authorising the Company’s directors (or a duly authorised committee of the directors) to take all such action as they may consider necessary or appropriate for carrying the Scheme into effect and the amendment to the articles of association of the Company as set out in the Notice of General Meeting which is set out in the Scheme Document. Ordinary resolution For Against Vote Withheld 2. To approve the non-binding advisory proposal to approve certain compensation arrangements as set out in the Notice of General Meeting which is set out in the Scheme Document. | Signature || Date If signing on behalf of a company, please enter the company name below in block capitals and state your official capacity Company Name Official Capacity I 11I Please complete this form and return it to Equiniti by post. Alternatively, you can submit your proxy electronically at www.sharevote.co.uk using the numbers above or, if you are already registered with Shareview, at www.shareview.co.uk (see Note 5 overleaf). To be valid, this Form of Proxy must be received by Equiniti, by post or electronically, no later than [•] a.m. (London time) on 15 December 2023 (or not less than 48 hours before the time appointed for any adjourned meeting, excluding any part of such 48 hour period falling on a day that is not a business day). Holders of Orchard Voting Ordinary Shares (“Orchard Voting Ordinary Shareholders”) who hold their shares in uncertificated form through CREST who wish to appoint a proxy or proxies through the CREST electronic appointment service may do so by using the procedures described in the CREST manual (which is available by logging on to www.euroclear.com). If you are an institutional investor you may be able to appoint a proxy electronically via the Proxymity platform, a process which has been agreed by the Company and approved + by Equiniti. For further information regarding Proxymity, please go to www.proxymity.io.

Form of Proxy—Explanatory Notes Full details of the special resolution and ordinary resolution to be proposed at the General Meeting, together with explanatory notes, are set out in the Notice of General Meeting which is set out in the Scheme Document. Before completing this Form of Proxy, please also read the section entitled “Action to be Taken” set out on pages 41 to 42 of the Scheme Document. Terms defined in the Scheme Document relating to the Scheme shall apply in this Form of Proxy unless the context otherwise requires. Only Orchard Voting Ordinary Shareholders, or their duly appointed representatives, are entitled to attend, speak and vote at the General Meeting. An Orchard Voting Ordinary Shareholder may appoint one or more proxies (provided that each proxy is appointed to exercise rights attached to a different Orchard Voting Ordinary Share or Orchard Voting Ordinary Shares), who need not be a shareholder of the Company, to exercise all or any of his/her rights to attend, speak and vote on his/her behalf. Proxies may only be appointed using the procedures set out in this Form of Proxy and in these Notes. If the proxy is being appointed in relation to less than your full voting entitlement, please enter in the box next to the proxy holder’s name the number of Orchard Voting Ordinary Shares in relation to which they are authorised to act as your proxy. If left blank, your proxy will be deemed to be authorised in respect of your full voting entitlement (or if this Form of Proxy has been issued in respect of a designated account for an Orchard Voting Ordinary Shareholder, the full voting entitlement for that designated account). Any proxy appointed pursuant to this Form of Proxy will vote as indicated by this Form of Proxy on the resolutions. For any other business arising at the General Meeting (including any procedural motion or resolution not listed in the Notice of General Meeting) the proxy appointed pursuant to this Form of Proxy will vote at his/her sole discretion. This Form of Proxy (i) in the case of an individual must either be signed by the appointor or the appointor’s attorney or authenticated in accordance with the Company’s articles of association; and (ii) in the case of a corporation must be either given under its common seal or be signed on its behalf by an attorney or a duly authorised officer of the corporation or authenticated in accordance with the Company’s articles of association. Any signature on or authentication of such appointment need not be witnessed. Where an appointment of a proxy is signed or authenticated in accordance with the Company’s articles of association on behalf of the appointor by an attorney, the Company may treat that appointment as invalid unless the power of attorney or a notarially certified copy of the power of attorney is submitted to the Company. Completion and return of the Form of Proxy or the appointment of a proxy through CREST or electronically will not prevent an Orchard Voting Ordinary Shareholder from attending and voting in person at the General Meeting or any adjournment of the General Meeting. CREST members who wish to appoint a proxy or proxies through the CREST electronic proxy appointment service may do so for the General Meeting (and any adjournment of the General Meeting) by following the procedures described in the CREST Manual. CREST Personal Members or other CREST sponsored members (and those CREST members who have appointed a voting service provider) should refer to their CREST sponsor or voting service provider, who will be able to take the appropriate action on their behalf. In order for a proxy appointment or instruction made by means of CREST to be valid, the appropriate CREST message (a “CREST Proxy Instruction”) must be properly authenticated in accordance with Euroclear’s specifications and must contain the information required for such instructions, as described in the CREST Manual (available via www.euroclear.com). The message (regardless of whether it constitutes the appointment of a proxy or an amendment to the instruction given to a previously appointed proxy) must, in order to be valid, be transmitted so as to be received by Equiniti (ID RA19) by the latest time for receipt of proxy appointments specified in Note 6 below. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which the Company’s Registrar is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST. Orchard Voting Ordinary Shareholders entitled to attend and vote at the General Meeting may appoint a proxy electronically by logging on to www.sharevote.co.uk, using their personal Authentication Reference Number (this is the series of numbers printed under the headings Voting ID, Task ID and Shareholder Reference Number on the Form of Proxy). Alternatively, Orchard Voting Ordinary Shareholders who have already registered with the Company’s Registrar, Equiniti’s online portfolio service, Shareview, can appoint their proxy electronically by logging on to their portfolio at www.shareview.co.uk by using their usual user ID and password. Once logged in, simply click “view” on the “My Investments” page, click on the link to vote and then follow the on-screen instructions. Full details and instructions on these electronic proxy facilities are given on the respective websites. Orchard Voting Ordinary Shareholders should note that they may not appoint more than one proxy in respect of their shareholding through the www.sharevote.co.uk or www.shareview.co.uk service, and if they wish to appoint more than one proxy, they should request Forms of Proxy from Equiniti and submit them as set out in Note 10. If you are an institutional investor you may be able to appoint a proxy electronically via the Proxymity platform, a process which has been agreed by the Company and approved by Equiniti. For further information regarding Proxymity, please go to www.proxymity.io. It is requested that the Form of Proxy, and any power of attorney or other authority under which it is executed (or duly certified copy of any such power or authority), should be lodged with the Company’s Registrar, Equiniti, at Aspect House, Spencer Road, Lancing, West Sussex BN99 6DA, or be submitted through CREST or electronically by no later than [•] a.m. (London time) on 15 December 2023 (or not less than 48 hours before the time appointed for any adjourned meeting, excluding any part of such 48 hour period falling on a day that is not a business day). Please indicate with an ‘X’ in the relevant box how you wish your vote to be cast. Unless otherwise instructed, the person appointed as proxy will exercise his/her discretion as to how he/she votes or whether he/she abstains from voting on the resolution and on any other business (including amendments to the resolution and any procedural business, including any resolution to adjourn), which may come before the General Meeting. The ‘Withheld’ option on the Form of Proxy is provided to enable you to abstain on the resolution. However, a vote withheld is not a vote in law and will not be counted in the calculation of proportion of votes ‘For’ and ‘Against’ the resolution. If no voting indication is given, your proxy will vote or abstain from voting at his or her discretion. Entitlement to attend and vote at the General Meeting or any adjournment of it and the number of votes which may be cast at the General Meeting shall be determined by reference to the register of members of the Company at 6.30 p.m. (London time) on 15 December 2023 or, if the meeting is adjourned, 6:30 p.m. (London time) on the day which is two business days before the date of the General Meeting or adjourned meeting (as the case may be). In each case, changes to the register of members of the Company after such time shall be disregarded. If you wish to appoint more than one proxy in respect of your shareholding, photocopy the Form of Proxy or contact Equiniti, by telephone on +44 (0) 371-384-2050 for further Forms of Proxy. Lines are open from 8.30 a.m. to 5.30 p.m. (London time) Monday to Friday (except public holidays in England and Wales). Calls outside the United Kingdom will be charged at national or the applicable rate. Different charges may apply to calls from mobile telephones. Please note that calls may be recorded and Equiniti cannot provide legal, tax or financial advice, or advice on the merits of the Scheme. For each copy of the Form of Proxy, you should indicate by ticking the box provided if the proxy is one of multiple instructions being given, fill in the name of the proxy and the number of Orchard Voting Ordinary Shares in respect of which the proxy is appointed. Please ensure that all of the multiple Forms of Proxy in respect of one registered holding of Orchard Voting Ordinary Shares are sent (in the same envelope) to Equiniti Limited, Aspect House, Spencer Road, Lancing, West Sussex BN99 6DA. The right to appoint a proxy does not apply to persons whose Orchard Voting Ordinary Shares are held on their behalf by another person and who have been nominated to receive communications from the Company in accordance with section 146 of the Companies Act 2006 (“Nominated Persons”). Nominated Persons may have a right under an agreement with the member who holds the Orchard Voting Ordinary Shares on their behalf to be appointed (or to have someone else appointed) as a proxy. Alternatively, if Nominated Persons do not have such a right, or do not wish to exercise it, they may have a right under such an agreement to give instructions to the person holding the Orchard Voting Ordinary Shares as to the exercise of voting rights. In the case of joint holders of Orchard Voting Ordinary Shares, the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the vote(s) of the other joint holder(s) and, for this purpose, seniority shall be determined by the order in which the names stand in the register of members of the Company in respect of the relevant joint holding (the first being the most senior). Any corporation which is an Orchard Voting Ordinary Shareholder may appoint any person to act as its representative who shall be entitled to exercise the same powers on behalf of the corporation which he or she represents as that corporation could exercise if it were an individual member present at the meeting in person. Any alterations to this Form of Proxy must be initialled by the person who signs it. Where two or more valid separate appointments of proxy are received in respect of the same Orchard Voting Ordinary Share in respect of the same meeting, the one which is last sent shall be treated as replacing and revoking the other or others. If the Company is unable to determine which is last sent, the one which is last received shall be so treated. If the Company is unable to determine either which is last sent or which is last received, none of them shall be treated as valid in respect of the relevant Orchard Voting Ordinary Share(s). Neither the death or insanity of an Orchard Voting Ordinary Shareholder who has appointed a proxy, nor the revocation or termination by an Orchard Voting Ordinary Shareholder of the appointment of a proxy (or of the authority under which the appointment was made), shall invalidate the proxy or the exercise of any of the rights of the proxy, unless notice of such death, insanity, revocation or termination shall have been received by the Company in accordance with the Company’s articles of association. You may not use any electronic address provided either in this Form of Proxy, in the Notice of General Meeting or in any related documents to communicate with the Company for any purposes other than those expressly stated. If you have any questions relating to the Form of Proxy, please call Equiniti between 8.30 a.m. and 5.30 p.m. (London time) Monday to Friday (except public holidays in England and Wales) on +44 (0) 371-384-2050. Calls outside the United Kingdom will be charged at the applicable international rate. Different charges may apply to calls from mobile telephones. Please note that calls may be recorded and Equiniti cannot provide legal, tax or financial advice, or advice on the merits of the Scheme. Donnelley Financial 517391_GM

ATTENDANCE CARD FOR THE COURT MEETING The Court Meeting of Orchard Therapeutics plc (the “Company”) convened with the permission of the Court under the Companies Act 2006 (as amended) will be held on 19 December 2023 at 2:00 p.m. (London time) at 245 Hammersmith Road, 3rd Floor, London W6 8PW, United Kingdom. Attendance If you wish to attend the Court Meeting, please sign this attendance card and present it at the registration desk to authenticate your right to attend. You will receive a poll card at the Court Meeting after registering at the registration desk. It is intended that the resolution voted upon at the Court Meeting will be subject to a poll (rather than a show of hands) which means that a Scheme Shareholder has one vote for every Scheme Share held. The voting procedure will be explained at the Court Meeting. You are encouraged to complete and return the Form of Proxy that accompanies this attendance card even if you wish to attend the Court Meeting. Doing so will not prevent you from attending, voting or speaking in person at such meeting, but will ensure that your vote is counted if you are unable to attend. If you are unable to attend the Court Meeting, you are entitled to appoint another person or persons as your proxy to exercise all or any of your rights to attend the meeting and to vote and speak on your behalf. You may register your proxy appointment(s) and voting instructions online or by returning the Form of Proxy that accompanies this attendance card. Please see the explanatory notes on the back of this card for further details. Shareholder Reference Number Signature of person attending Date I- FORM OF PROXY ORCHARD THERAPEUTICS PLC—COURT MEETING Before completing the Form of Proxy below, please read carefully the Notice of Court Meeting set out in the Scheme Document which has been sent to shareholders and the explanatory notes set out overleaf. By an order dated 15 November 2023 made in the matter of Orchard Therapeutics plc (the “Company”), the Court has granted permission for a meeting of the Scheme Shareholders (as defined in the proxy statement of the Company dated 15 November 2023 (the “Scheme Document”)) to be convened for the purpose of considering and, if thought fit, approving (with or without modification) a scheme of arrangement pursuant to Part 26 of the Companies Act 2006 (as amended) (the “Scheme”) between the Company and the Scheme Shareholders and that such court meeting shall be held at 245 Hammersmith Road, 3rd Floor, London W6 8PW, United Kingdom on 19 December 2023 at 2:00 p.m. (the “Court Meeting”) at which place and time all Scheme Shareholders are requested to attend either in person or by proxy. Voting ID Task ID Shareholder Reference Number Please complete in black ink I/We, being a Scheme Shareholder entitled to attend, speak and vote at the Court Meeting, hereby appoint the Chair of the Court Meeting OR the following person as my/our proxy to attend, speak and vote for me/us on my/our behalf in respect of the following number of Scheme Shares (as defined in the Scheme Document): Name of proxy1 Number of Scheme Shares2 I 11 I at the Court Meeting, and any adjournment thereof, and to vote for me/us and in my/our name for the Scheme or against the Scheme (with or without any changes, as my/our proxy may approve) as indicated below. Note 1: If you do not wish to appoint the Chair of the Court Meeting as your proxy, add in block capitals the name of your chosen proxy in the empty box above. Please leave the box empty if you wish to appoint the Chair of the Court Meeting as your proxy. Note 2: Please leave the box empty if you wish to appoint a proxy in relation to all of your Scheme Shares (see Note 9 overleaf). â–¡ Tick box if one of a multiple proxy appointment. For the appointment of more than one proxy, please refer to Note 9 overleaf. IMPORTANT: If you wish to vote for the Scheme, sign your name in the box marked “FOR the Scheme”. If you wish to vote against the Scheme, sign your name in the box marked “AGAINST the Scheme”. Only insert your signature once. If you sign both boxes or do not sign in either box, then this Form of Proxy will be invalid. Joint shareholders should refer to Note 11 overleaf. FOR the Scheme AGAINST the Scheme Signature Signature Date If signing on behalf of a company, please enter the company name below in block capitals and state your official capacity: Company Name Official Capacity i I ri Please complete this form and return it to Equiniti by post. Alternatively, you can submit your proxy electronically at www.sharevote.co.uk using the numbers above or, if you are already registered with Shareview, at www.shareview.co.uk (see Note 5 overleaf). To be valid, this Form of Proxy must be received by Equiniti, by post or electronically, no later than [•] a.m. (London time) on 15 December 2023 (or not less than 48 hours before the time appointed for any adjourned meeting, excluding any part of such 48 hour period falling on a day that is not a business day), but if the Form of Proxy is not so lodged or submitted, it may be emailed to Equiniti at proxyvotes@equiniti.com before the time that the Court Meeting is due to commence or handed to the Chair, or Equiniti on behalf of the Chair, immediately prior to the start of the Court Meeting. Scheme Shareholders who hold their shares in uncertificated form through CREST who wish to appoint a proxy or proxies through the CREST electronic appointment service may do so by using the procedures described in the CREST manual (which is available by logging on to www.euroclear.com). If you are an institutional investor you may be able to appoint a proxy electronically via the Proxymity platform, a process which has been agreed by the Company and approved by Equiniti. For further information regarding Proxymity, please go to www.proxymity.io.

Form of Proxy—Explanatory Notes Full details of the resolution to be proposed at the Court Meeting, together with explanatory notes, are set out in the Notice of Court Meeting which is set out in the Scheme Document. Before completing this Form of Proxy, please also read the sections entitled “Action to be Taken” set out on pages 41 to 42 of the Scheme Document. Terms defined in the Scheme Document relating to the Scheme shall apply in this Form of Proxy unless the context otherwise requires. Only Scheme Shareholders, or their duly appointed representatives, are entitled to attend, speak and vote at the Court Meeting. A Scheme Shareholder may vote in person or they may appoint one or more proxies (provided that each proxy is appointed to exercise rights attached to a different Scheme Share or Scheme Shares), who need not be a shareholder of the Company, to exercise all or any of his/her rights to attend, speak and vote on his/her behalf. Proxies may only be appointed using the procedures set out in this Form of Proxy and in these Notes. If the proxy is being appointed in relation to less than your full voting entitlement, please enter in the box next to the proxy holder’s name the number of Scheme Shares in relation to which they are authorised to act as your proxy. If left blank, your proxy will be deemed to be authorised in respect of your full voting entitlement (or if this Form of Proxy has been issued in respect of a designated account for a Scheme Shareholder, the full voting entitlement for that designated account). Any proxy appointed pursuant to this Form of Proxy will vote as indicated by this Form of Proxy on the Scheme. For any other business arising at the Court Meeting (including any procedural motion or resolution not listed in the Notice of Court Meeting) the proxy appointed pursuant to this Form of Proxy will vote at his/her sole discretion. This Form of Proxy (i) in the case of an individual must either be signed by the appointor or the appointor’s attorney or authenticated in accordance with the Company’s articles of association; and (ii) in the case of a corporation must be either given under its common seal or be signed on its behalf by an attorney or a duly authorised officer of the corporation or authenticated in accordance with the Company’s articles of association. Any signature on or authentication of such appointment need not be witnessed. Where an appointment of a proxy is signed or authenticated in accordance with the Company’s articles of association on behalf of the appointor by an attorney, the Company may treat that appointment as invalid unless the power of attorney or a notarially certified copy of the power of attorney is submitted to the Company. Completion and return of the Form of Proxy or the appointment of a proxy through CREST or electronically will not prevent a Scheme Shareholder from attending and voting in person at the Court Meeting or any adjournment of the Court Meeting. CREST members who wish to appoint a proxy or proxies through the CREST electronic proxy appointment service may do so for the Court Meeting (and any adjournment of the Court Meeting) by following the procedures described in the CREST Manual. CREST Personal Members or other CREST sponsored members (and those CREST members who have appointed a voting service provider) should refer to their CREST sponsor or voting service provider, who will be able to take the appropriate action on their behalf. In order for a proxy appointment or instruction made by means of CREST to be valid, the appropriate CREST message (a “CREST Proxy Instruction”) must be properly authenticated in accordance with Euroclear’s specifications and must contain the information required for such instructions, as described in the CREST Manual (available via www. euroclear.com). The message (regardless of whether it constitutes the appointment of a proxy or an amendment to the instruction given to a previously appointed proxy) must, in order to be valid, be transmitted so as to be received by Equiniti (ID RA19) by the latest time for receipt of proxy appointments specified in Note 6 below. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which the Company’s Registrar is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST. Scheme Shareholders entitled to attend and vote at the Court Meeting may appoint a proxy electronically by logging on to www.sharevote.co.uk, using their personal Authentication Reference Number (this is the series of numbers printed under the headings Voting ID, Task ID and Shareholder Reference Number on the Form of Proxy). Alternatively, Scheme Shareholders who have already registered with the Company’s Registrar, Equiniti’s online portfolio service, Shareview, can appoint their proxy electronically by logging on to their portfolio at www. shareview.co.uk by using their usual user ID and password. Once logged in, simply click “view” on the “My Investments” page, click on the link to vote and then follow the on-screen instructions. Full details and instructions on these electronic proxy facilities are given on the respective websites. Scheme Shareholders should note that they may not appoint more than one proxy in respect of their shareholding through the www.sharevote.co.uk or www.shareview.co.uk service, and if they wish to appoint more than one proxy, they should request Forms of Proxy from Equiniti and submit them as set out in Note 9. If you are an institutional investor you may be able to appoint a proxy electronically via the Proxymity platform, a process which has been agreed by the Company and approved by Equiniti. For further information regarding Proxymity, please go to www.proxymity.io. It is requested that the Form of Proxy, and any power of attorney or other authority under which it is executed (or duly certified copy of any such power or authority), should be lodged with the Company’s Registrar, Equiniti, at Aspect House, Spencer Road, Lancing, West Sussex BN99 6DA, or be submitted through CREST or electronically by no later than [•] a.m. (London time) on 15 December 2023 (or not less than 48 hours before the time appointed for any adjourned meeting, excluding any part of such 48 hour period falling on a day that is not a business day), but if the Form of Proxy is not so lodged or submitted, it may be emailed to Equiniti at proxyvotes@equiniti. com before the time that the Court Meeting is due to commence or handed to Equiniti or the Chair immediately prior to the start of the Court Meeting. Please indicate how you wish to vote with a signature in either the box marked “FOR the Scheme” or the box marked “AGAINST the Scheme”. Unless otherwise instructed, the person appointed as proxy will exercise his/her discretion as to how he/she votes or whether he/she abstains from voting on any other business (including amendments to the resolution and any procedural business, including any resolution to adjourn), which may come before the Court Meeting. Entitlement to attend and vote at the Court Meeting or any adjournment of it and the number of votes which may be cast at the Court Meeting shall be determined by reference to the register of members of the Company at 6.30 p.m. (London time) on 15 December 2023 or, if the meeting is adjourned, 6.30 p.m. (London time) on the day which is two business days before the date of the Court Meeting or adjourned meeting (as the case may be). In each case, changes to the register of members of the Company after such time shall be disregarded. If you wish to appoint more than one proxy in respect of your shareholding, photocopy the Form of Proxy or contact Equiniti, by telephone on +44 (0) 371-384-2050 for further Forms of Proxy. Lines are open from 8.30 a.m. to 5.30 p.m. (London time) Monday to Friday (except public holidays in England and Wales). Calls outside the United Kingdom will be charged at national or the applicable rate. Different charges may apply to calls from mobile telephones. Please note that calls may be recorded and Equiniti cannot provide legal, tax or financial advice, or advice on the merits of the Scheme. For each copy of the Form of Proxy, you should indicate by ticking the box provided if the proxy is one of multiple instructions being given, fill in the name of the proxy and the number of Scheme Shares in respect of which the proxy is appointed. Please ensure that all of the multiple Forms of Proxy in respect of one registered holding of Scheme Shares are sent (in the same envelope) to Equiniti Limited, Aspect House, Spencer Road, Lancing, West Sussex BN99 6DA. The right to appoint a proxy does not apply to persons whose Scheme Shares are held on their behalf by another person and who have been nominated to receive communications from the Company in accordance with section 146 of the Companies Act 2006 (“Nominated Persons”). Nominated Persons may have a right under an agreement with the member who holds the Scheme Shares on their behalf to be appointed (or to have someone else appointed) as a proxy. Alternatively, if Nominated Persons do not have such a right, or do not wish to exercise it, they may have a right under such an agreement to give instructions to the person holding the Scheme Shares as to the exercise of voting rights. In the case of joint holders of Scheme Shares, the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the vote(s) of the other joint holder(s) and, for this purpose, seniority shall be determined by the order in which the names stand in the register of members of the Company in respect of the relevant joint holding (the first being the most senior). Any corporation which is a Scheme Shareholder may appoint any person to act as its representative who shall be entitled to exercise the same powers on behalf of the corporation which he or she represents as that corporation could exercise if it were an individual member present at the meeting in person. Any alterations to this Form of Proxy must be initialled by the person who signs it. Where two or more valid separate appointments of proxy are received in respect of the same Scheme Share in respect of the same meeting, the one which is last sent shall be treated as replacing and revoking the other or others. If the Company is unable to determine which is last sent, the one which is last received shall be so treated. If the Company is unable to determine either which is last sent or which is last received, none of them shall be treated as valid in respect of the relevant Scheme Share(s). Neither the death or insanity of a Scheme Shareholder who has appointed a proxy, nor the revocation or termination by a Scheme Shareholder of the appointment of a proxy (or of the authority under which the appointment was made), shall invalidate the proxy or the exercise of any of the rights of the proxy, unless notice of such death, insanity, revocation or termination shall have been received by the Company in accordance with the Company’s articles of association. You may not use any electronic address provided either in this Form of Proxy, in the Notice of Court Meeting or in any related documents to communicate with the Company for any purposes other than those expressly stated. The Court has appointed Hubert Baburaj Gaspar or, failing him, any other Orchard Director, each with a business address of 245 Hammersmith Road, 3rd Floor, London, England W6 8PW, United Kingdom to act as the Chair of the Court Meeting and has directed the Chair to report the result of the Court Meeting to the Court. If you have any questions relating to the Form of Proxy, please call Equiniti between 8.30 a.m. and 5.30 p.m. (London time) Monday to Friday (except public holidays in England and Wales) on +44 (0) 371-384-2050. Calls outside the United Kingdom will be charged at the applicable international rate. Different charges may apply to calls from mobile telephones. Please note that calls may be recorded and Equiniti cannot provide legal, tax or financial advice, or advice on the merits of the Scheme. Donnelley Financial 517391_Court